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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 6/30
Date of reporting period: 6/30/13

Item 1 - Reports to Shareholders

ANNUAL REPORT

June 30, 2013

Janus Alternative Fund

Janus Diversified Alternatives Fund

HIGHLIGHTS

• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Alternative Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

Economy: Substantive improvement

The U.S. economy is showing signs of real, if uneven, improvement. The market seems obsessed with whether the Federal Reserve (Fed) will taper its bond-buying program by the end of the year, but is not focused on the continued improvement of the overall economy. We would not be surprised to see the Fed begin to taper its quantitative easing (QE) program over the next 12 months, but believe that it will leave short-term interest rates near zero for the foreseeable future. We also believe that global central banks will keep a high level of liquidity in the system. We continue to monitor potential global risk, particularly in China and Japan, but believe both of these concerns will abate in the medium term and that markets will refocus on the recovery.

Equities: Beyond the “wall of worry”

Equity markets have essentially climbed a “wall of worry” over the last six months, including the threat of falling off the fiscal cliff, then the potential impact of the sequester, and finally, concerns over Cyprus. Talking heads claimed these events spelled doomsday for the economy, but the market shrugged off each one and powered on. Now more speculative areas of the market, such as the Russell 2000 Index of U.S. small-capitalization companies, have hit all-time highs. Price/earnings multiples have expanded as stock price appreciation has exceeded the underlying earnings growth of many companies.

We think this is just when investors should be a little more cautious. The recent rally has been driven in part by a belief that the Fed and other central banks will backstop equity markets by pumping liquidity into the system forever. In late June, we got a glimpse of what happens to stock markets when the Fed even hints at taking its foot off the gas: there can be a sell-off.

Our view on the economy and equity markets has not turned negative, just more balanced. Many positives for the economy still exist. For instance, cheaper oil and natural gas in the U.S., along with more competitive labor costs, are creating a manufacturing renaissance. That’s a long-term benefit that could last a decade or longer. The U.S. housing market continues to be strong. In Europe, industrial companies are finally going through a painful restructuring that should right-size their businesses and make them more competitive on a global basis. European banks have also made significant strides in cutting costs and fortifying their balance sheets. But many of these longer-term dynamics already have been priced into stocks, or in other cases, they will take a long time to play out. The challenge as equity investors is to find those companies that can decouple from the economy, control their own destinies, and demonstrate strong growth even in the face of a slow-growth economy.

Fixed Income: Rate risk increases

As the economy gains stronger footing, the Fed will be given the opportunity to slowly remove its overly accommodative policy. While some investors may believe that we’ve seen the end of the bull market in fixed income, we are reminded that since 1980 we have seen 16 periods during which the 10-year Treasury yield rose by more than 100 basis points (1 percentage point). The 30-year bull market has hardly been a straight line up, with nothing but positive returns for fixed income investors – there have been periods of both angst and celebration, with the long-term trend being lower rates.

Making bold calls that the bull market in bonds is over can grab media attention and create fear for fixed-income investors, but the reality is that markets are always in motion and creating opportunities. This environment reminds us of the importance of active versus passive management in fixed income and the importance of capital preservation in uncertain times. While we may be entering a period where interest rates trend higher over the longer term, in the short and medium term there will be new opportunities created by change.

Because we tend to generate the majority of our excess return through security selection, we see this as a time of opportunity. Credit risk (i.e., the risk that borrowers will default) has been relatively low for years due to the excess levels of cash held on corporate balance sheets, and we believe that will continue. A back-up in rates may have the positive effect of lowering fixed income

Janus Alternative Fund | 1

(unaudited) (continued)

valuations and opening up fresh opportunities for investing at more attractive levels in credits that we believe offer good risk-adjusted return potential.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | JUNE 30, 2013

Janus Diversified Alternatives Fund (unaudited)

Fund Snapshot
We invest in a portfolio of traditional and nontraditional investable risk factors distilled from traditional asset classes, each a type of risk premium. We combine these independent risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with low correlation to stocks and bonds.
John Fujiwara co-portfolio manager	Andrew Weisman co-portfolio manager

Performance Overview

Since its inception on December 28, 2012, through June 30, 2013, the Janus Diversified Alternatives Fund’s Class I Shares returned -1.60%, compared with a return of -2.54% for its primary benchmark, the Barclays U.S. Aggregate Bond Index, and 2.01% (since December 31, 2012) for its secondary benchmark, LIBOR + 3%.

Market Environment

The period opened with investors trying to assess the impact of the Federal Reserve’s (Fed) monetary easing policy of purchasing $85 billion a month in fixed income securities. At the outset, the action was stimulative, but the Fed’s focus on the longer end of the Treasury curve raised questions of its sustainability and what the inflationary impacts would be longer term. We saw evidence of investor uncertainty on whether to be long or short in the two-way movement of interest rates, which were volatile but ultimately unchanged by the end of the first quarter.

Renewed concerns over the viability of the euro also emerged as a result of the bailout for Cyprus. Like the euro, the Japanese yen also weakened relative to the dollar as Japan began efforts to introduce highly stimulative monetary policies. The moves were intended to spark economic growth, as reflected in significant gains in Japanese equities during the period, but they also ratcheted up tensions with China and other countries. A weaker yen due to monetary actions and a weaker euro based on fundamentals resulted in a stronger dollar internationally.

During the second quarter, it became apparent the U.S. economy was beginning to gain some strength, as evidenced by improvement in employment and housing prices. As a result, the Fed indicated it may begin tapering its extraordinary monetary stimulus program later this year. The announcement had a profound effect on interest rates, with a significant back-up (rise) in Treasury rates, negatively impacting bonds, stocks (particularly emerging markets) and commodities. Every asset class declined in response to the comments, which created a difficult environment for investing.

Investment Approach

We invest in a portfolio of 11 traditional and nontraditional investable risk-premium strategies derived from equity, fixed income, currency and commodity investments. By targeting a broad collection of statistically independent sources of return, we believe we are in a position to create a more robust portfolio that provides, over time, a generally more stable source of return with significantly less volatility than stocks and bonds. Since we don’t believe anyone is good at forecasting future returns, we are indifferent to asset class performances; however, we do make estimates on volatility and correlations (similarity of asset class movements) and build that into our portfolio construction process. These estimates are not forecasts per se, but rather what we think will be the contributions to portfolio risk that each of these relatively independent sources of return are going to provide. Our goal is to estimate from a forward-looking standpoint what volatility and correlations are going to look like over the next quarter and to weight the portfolio so no one risk factor is allowed to dominate. Our strategies in aggregate are designed to create positive absolute return over time, but in shorter time periods we could suffer modest pullbacks, as we did this period.

Performance Review

Our equity emerging strategy, in which we are long emerging markets and short developed markets, was the most significant detractor during the period. For the first time in 15 years, emerging markets lagged developed markets in a global equity rally. The correlation between the two markets, which had been relatively high for the last nine years, suddenly broke down.

China was among the focal points for emerging markets. Slowing growth concerns in the world’s second-largest

Janus Alternative Fund | 3

Janus Diversified Alternatives Fund (unaudited)

economy and a liquidity crisis late in the period in China were among factors impacting the equity subset. Higher rates in the U.S. also had a ripple effect on developing markets as did inflation concerns, political unrest in Brazil and threats of military aggression from North Korea.

Another key detractor, our global credit strategy, which seeks to capture the returns of global bond markets, suffered as the asset class came under extreme pressure during May and June as the Fed signaled it was considering starting to taper its quantitative easing program later this year. Conversely, our global equity strategy, which seeks to capture the returns of global equity markets, benefited from strong returns for that asset class despite a sell-off late in the period following the Fed comments.

Two of our momentum strategies were also key contributors. Our commodity momentum strategy, which aims to identify the market trends in commodities, gained on the broad declines in the asset class. The strategy has maintained a short bias since the Fund’s inception. Shorts in copper, coffee and sugar were among the main contributors. The rates momentum strategy, which seeks to capture the persistence in the movement of interest rates, also generated a gain for the Fund. Our short positions in U.S. 10-year Treasury bond futures benefited from speculation that the Fed would soon begin to taper.

Our third momentum strategy, currency momentum, however, did not fare as well. We seek to capture long-term movements in the U.S. dollar versus a basket of foreign currencies, but during this period the sideways movement of the dollar since the end of February contributed to a small loss during the period. Momentum strategies tend to underperform during periods of trendless price movements caused by general market uncertainty. As of period end, it was unclear what the next trend in interest rates, a major influence on currency movements, will be.

Among other contributors, our commodity value strategy, which seeks to benefit from identifying relative inventory conditions between commodities and investing in those that are signaling low inventories and selling those that are signaling high inventories, benefited from measures that successfully identified the relative performance of oil, soybeans and corn over coffee, wheat and sugar in a falling commodity market environment.

Our currency carry, which attempts to capture returns by being long higher-yielding currencies and being short or borrowing in lower-yield currencies, was also a modest contributor as well. Our short position in the Japanese yen more than offset our long position in the Australian dollar, which suffered a sharp fall.

Modest detractors included equity size, in which we are long small-capitalization stocks and short large caps, and commodity curve, which favors longer-term commodity deliveries rather than near-term delivery. In equity size, the strategy suffered declines through mid-April when investors rotated out of small caps into large caps in anticipation of a May-June sell-off similar to last year. The commodity curve strategy declined as global growth concerns weighed on estimates for forward demand in commodities. Additionally, unstable spring weather patterns created some near-term supply questions in grains, while the military coup in Egypt raised similar concerns for oil. Overall, spot prices outperformed longer dated commodity futures.

Finally, our equity value strategy, which is long value-style stocks and short growth stocks, ended the period as a modest contributor.

Derivatives

The Fund makes extensive use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. Swaps are used to take exposures in equity, fixed income and commodity indices. Futures are used to take exposures in commodities, currencies and long-end fixed income markets. Forwards are employed to take exposures in foreign currencies, generally one week in length. In aggregate, these positions weighed on performance. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Positioning

Among our strategies, higher volatility in the currency momentum and global credit strategies will lead to lower allocations to both for the third quarter. Meanwhile, we plan to increase some of our equity relative value strategies such as equity size and equity emerging. The latter is based on its lower correlation to the other strategies.

Thank you for investing in Janus Diversified Alternatives Fund.

4 | JUNE 30, 2013

(unaudited)

Janus Diversified Alternatives Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Colgate-Palmolive Co. Cosmetics and Toiletries	0.3%
Imperial Tobacco Group PLC Tobacco	0.3%
Amdocs, Ltd. (U.S. Shares) Telecommunication Services	0.3%
Canadian Pacific Railway, Ltd. Transportation – Railroad	0.3%
News Corp. – Class A Multimedia	0.3%

1.5%

Asset Allocation
As of June 30, 2013

The allocations shown reflect absolute notional exposures to various asset classes. The allocations are calculated net of cash segregated for future obligations.

Janus Alternative Fund | 5

Janus Diversified Alternatives Fund (unaudited)

Performance

Cumulative Total Return – for the period ended June 30, 2013		Expense Ratios – per the December 28, 2012 prospectuses (estimated for the fiscal year)
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Diversified Alternatives Fund – Class A Shares

NAV	–1.80%	1.69%	1.60%

MOP	–7.45%

Janus Diversified Alternatives Fund – Class C Shares

NAV	–2.10%	2.56%	2.42%

CDSC	–3.08%

Janus Diversified Alternatives Fund – Class D Shares(1)	–1.70%	1.57%	1.38%

Janus Diversified Alternatives Fund – Class I Shares	–1.60%	1.37%	1.30%

Janus Diversified Alternatives Fund – Class N Shares	–1.60%	1.30%	1.25%

Janus Diversified Alternatives Fund – Class S Shares	–1.90%	1.80%	1.75%

Janus Diversified Alternatives Fund – Class T Shares	–1.80%	1.55%	1.50%

Barclays U.S. Aggregate Bond Index	–2.54%

London Interbank Offered Rate (LIBOR) + 3%	2.01%**

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

6 | JUNE 30, 2013

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

The Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Investments in commodities, commodity-linked notes, securities derivatives, futures, foreign securities, short sales and investments through a nonregistered subsidiary provide exposure to certain special risks, including greater volatility and loss of interest and principal, and may not be appropriate for all investors. Commodities are speculative and may fluctuate widely based on a variety of factors, including market movements, economic events and supply and demand disruptions. Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses.

Janus Capital does not have prior experience managing a risk premia investment strategy. There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Risk diversification does not assure a profit or eliminate the risk of loss.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

The Fund’s performance for very short time periods may not be indicative of future performance.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Rankings are not provided for Funds that are less than 1 year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Consolidated Notes to Schedule of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 28, 2012.
**	The London Interbank Offered Rate (LIBOR) +3% since inception returns are calculated from December 31, 2012.
(1)	Closed to new investors.

Janus Alternative Fund | 7

Janus Diversified Alternatives Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$981.00	$7.42	$1,000.00	$1,017.31	$7.55	1.51%

Class C Shares	$1,000.00	$977.00	$11.08	$1,000.00	$1,013.59	$11.28	2.26%

Class D Shares	$1,000.00	$981.00	$6.83	$1,000.00	$1,017.90	$6.95	1.39%

Class I Shares	$1,000.00	$982.00	$6.24	$1,000.00	$1,018.50	$6.36	1.27%

Class N Shares	$1,000.00	$982.00	$6.14	$1,000.00	$1,018.60	$6.26	1.25%

Class S Shares	$1,000.00	$980.00	$8.64	$1,000.00	$1,016.07	$8.80	1.76%

Class T Shares	$1,000.00	$981.00	$7.42	$1,000.00	$1,017.31	$7.55	1.51%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2013

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments

As of June 30, 2013

Shares		Value

Common Stock – 7.7%
Airlines – 0.1%
3,000	United Continental Holdings, Inc.*	$93,870
Beverages – Wine and Spirits – 0.2%
1,850	Pernod-Ricard S.A.**	205,120
Cable/Satellite Television – 0.2%
5,100	Comcast Corp. – Class A	213,588
Chemicals – Diversified – 0.1%
1,900	LyondellBasell Industries N.V. – Class A	125,894
Commercial Banks – 0.3%
13,400	Banco Bilbao Vizcaya Argentaria S.A.**	112,402
10,400	Sberbank of Russia (ADR)	118,456
		230,858
Commercial Services – Finance – 0.2%
280	MasterCard, Inc. – Class A	160,860
Computers – 0.2%
340	Apple, Inc.	134,667
Cosmetics and Toiletries – 0.3%
4,700	Colgate-Palmolive Co.	269,263
Diversified Banking Institutions – 0.3%
2,700	Citigroup, Inc.	129,519
2,800	JPMorgan Chase & Co.	147,812
		277,331
E-Commerce/Products – 0.2%
2,600	eBay, Inc.*	134,472
Electric – Transmission – 0.2%
4,900	Brookfield Infrastructure Partners L.P.	178,948
Industrial Automation and Robotics – 0.2%
1,100	FANUC Corp.**	159,520
Instruments – Controls – 0.2%
3,800	Sensata Technologies Holding N.V.*	132,620
Investment Management and Advisory Services – 0.2%
2,600	T. Rowe Price Group, Inc.	190,190
Life and Health Insurance – 0.4%
47,600	AIA Group, Ltd.	201,611
10,000	Prudential PLC	163,476
		365,087
Machinery – Pumps – 0.1%
3,600	Weir Group PLC	117,757
Medical – Biomedical and Genetic – 0.3%
1,300	Celgene Corp.*	151,983
2,700	Gilead Sciences, Inc.*	138,267
		290,250
Multimedia – 0.3%
6,600	News Corp. – Class A	215,160
Networking Products – 0.2%
6,200	Cisco Systems, Inc.	150,722
Oil Companies – Exploration and Production – 0.4%
1,350	EOG Resources, Inc.	177,768
3,400	Noble Energy, Inc.	204,136
		381,904
Oil Field Machinery and Equipment – 0.2%
2,800	National Oilwell Varco, Inc.	192,920
Oil Refining and Marketing – 0.1%
3,200	Valero Energy Corp.	111,264
Pharmacy Services – 0.4%
2,700	Express Scripts Holding Co.*	166,563
3,900	Omnicare, Inc.	186,069
		352,632
Real Estate Management/Services – 0.2%
1,600	Jones Lang LaSalle, Inc.	145,824
Real Estate Operating/Development – 0.2%
38,000	Hang Lung Properties, Ltd.	132,533
Semiconductor Components/Integrated Circuits – 0.2%
45,000	Taiwan Semiconductor Manufacturing Co., Ltd.	166,689
Steel – Producers – 0.1%
5,500	ThyssenKrupp A.G.**	108,054
Telecommunication Services – 0.3%
6,200	Amdocs, Ltd. (U.S. Shares)	229,958
Tobacco – 0.5%
6,700	Imperial Tobacco Group PLC	232,303
4,400	Japan Tobacco, Inc.**	155,526
		387,829
Transportation – Marine – 0.2%
21	A.P. Moeller – Maersk A/S – Class B	150,427
Transportation – Railroad – 0.3%
1,850	Canadian Pacific Railway, Ltd.**	224,397
Transportation – Services – 0.4%
2,400	Koninklijke Vopak N.V.**	141,578
1,900	Kuehne + Nagel International A.G.**	208,652
		350,230

Total Common Stock (cost $6,515,669)		6,580,838

Money Market – 8.5%
7,182,961	Janus Cash Liquidity Fund LLC, 0%£ (cost $7,182,961)	7,182,961

Total Investments (total cost $13,698,630) – 16.2%		13,763,799

Cash, Receivables and Other Assets, net of Liabilities**– 83.8%		71,006,033

Net Assets – 100%		$84,769,832

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Alternative Fund | 9

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments

As of June 30, 2013

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$224,397	1.6%
Denmark	150,427	1.1%
France	205,120	1.5%
Germany	108,054	0.8%
Hong Kong	334,144	2.4%
Japan	315,046	2.3%
Netherlands	141,578	1.0%
Russia	118,456	0.9%
Spain	112,402	0.8%
Switzerland	208,652	1.5%
Taiwan	166,689	1.2%
United Kingdom	513,536	3.8%
United States††	11,165,298	81.1%

Total	$13,763,799	100.0%

††	Includes Cash Equivalents of 52.2%.

Forward Currency Contracts, Open

	Currency Units		Unrealized
	Sold/	Currency	Appreciation/
Counterparty/Currency and Settlement Date	(Purchased)	Value U.S. $	(Depreciation)

HSBC Securities (USA), Inc.:
Australian Dollar 7/5/13	(1,080,000)	$(987,194)	$(5,701)
Canadian Dollar 7/5/13	(750,000)	(713,296)	(736)
Euro 7/5/13	1,540,000	2,004,344	5,061
Japanese Yen 7/5/13	75,200,000	758,380	4,167
New Zealand Dollar 7/5/13	(379,000)	(293,538)	115
Swedish Krona 7/5/13	(3,540,000)	(528,198)	844
Swiss Franc 7/5/13	(282,000)	(298,644)	(889)

Total		$(58,146)	$2,861

Financial Futures – Long
3 Contracts	Brent Crude Future expires October 2013, principal amount $302,798, Value $303,780, cumulative appreciation	$982
6 Contracts	Brent Crude Future expires October 2013, principal amount $607,560, Value $607,560	0
9 Contracts	Corn Future expires December 2013, principal amount $249,854, Value $229,950, cumulative depreciation	(19,904)
1 Contract	Corn Future expires December 2013, principal amount $26,904, Value $25,550, cumulative depreciation	(1,354)
24 Contracts	Corn Future expires December 2013, principal amount $613,285, Value $613,200, cumulative depreciation	(85)
13 Contracts	Cotton Future expires March 2014, principal amount $536,238, Value $536,120, cumulative depreciation	(118)
2 Contracts	Gold Future expires October 2013, principal amount $295,320, Value $244,960, cumulative depreciation	(50,360)
5 Contracts	Gold Future expires October 2013, principal amount $612,909, Value $612,400, cumulative depreciation	(509)
4 Contracts	Soybean Future expires May 2014, principal amount $254,452, Value $250,900, cumulative depreciation	(3,552)
10 Contracts	Soybean Future expires May 2014, principal amount $627,759, Value $627,250, cumulative depreciation	(509)
76 Contracts	U.S. Dollar Index Future expires September 2013, principal amount $6,202,124, Value $6,336,576, cumulative appreciation	134,452
3 Contracts	WTI Crude Future expires November 2013, principal amount $280,532, Value $285,300, cumulative appreciation	4,768
7 Contracts	WTI Crude Future expires November 2013, principal amount $665,443, Value $665,700, cumulative appreciation	257

Total		$64,068

Financial Futures – Short
35 Contracts	10-Year U.S. Treasury Note Future expires September 2013, principal amount $4,528,870, Value $4,429,688, cumulative appreciation	$99,182
56 Contracts	10-Year U.S. Treasury Note Future expires September 2013, principal amount $7,228,255, Value $7,087,500, cumulative appreciation	140,755
1 Contract	Coffee ’C’ Future expires December 2013, principal amount $45,484, Value $46,256, cumulative depreciation	(772)
1 Contract	Coffee ’C’ Future expires December 2013, principal amount $47,884, Value $46,256, cumulative appreciation	1,628
13 Contracts	Coffee ’C’ Future expires December 2013, principal amount $601,136, Value $601,331, cumulative depreciation	(195)
13 Contracts	Coffee ’C’ Future expires December 2013, principal amount $647,808, Value $601,331, cumulative appreciation	46,477

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2013

Consolidated Schedule of Investments

As of June 30, 2013

Financial Futures – Short – (continued)
1 Contract	Copper Future expires December 2013, principal amount $76,372, Value $76,775, cumulative depreciation	$(403)
8 Contracts	Copper Future expires December 2013, principal amount $613,516, Value $614,200, cumulative depreciation	(684)
8 Contracts	Copper Future expires December 2013, principal amount $680,714, Value $614,200, cumulative appreciation	66,514
1 Contract	Corn Future expires March 2014, principal amount $27,734, Value $26,087, cumulative appreciation	1,647
13 Contracts	Corn Future expires March 2014, principal amount $358,993, Value $339,138, cumulative appreciation	19,855
91 Contracts	Euro-Bund Future expires September 2013, principal amount $16,962,330, Value $16,757,817, cumulative appreciation	204,513
1 Contract	Live Cattle Future expires October 2013, principal amount $49,246, Value $50,270, cumulative depreciation	(1,024)
1 Contract	Live Cattle Future expires October 2013, principal amount $50,146, Value $50,270, cumulative depreciation	(124)
1 Contract	Live Cattle Future expires October 2013, principal amount $50,516, Value $50,270, cumulative appreciation	246
11 Contracts	Live Cattle Future expires October 2013, principal amount $542,091, Value $552,970, cumulative depreciation	(10,879)
12 Contracts	Live Cattle Future expires October 2013, principal amount $603,620, Value $603,240, cumulative appreciation	380
1 Contract	Silver Future expires December 2013, principal amount $112,897, Value $97,595, cumulative appreciation	15,302
6 Contracts	Silver Future expires December 2013, principal amount $559,631, Value $585,570, cumulative depreciation	(25,939)
6 Contracts	Silver Future expires December 2013, principal amount $584,531, Value $585,570, cumulative depreciation	(1,039)
2 Contracts	Soybean Future expires January 2014, principal amount $130,447, Value $125,675, cumulative appreciation	4,772
4 Contracts	Soybean Future expires January 2014, principal amount $264,023, Value $251,350, cumulative appreciation	12,673
1 Contract	Sugar #11 (World) Future expires March 2014, principal amount $19,630, Value $19,869, cumulative depreciation	(239)
1 Contract	Sugar #11 (World) Future expires March 2014, principal amount $19,753, Value $19,869, cumulative depreciation	(116)
1 Contract	Sugar #11 (World) Future expires March 2014, principal amount $20,235, Value $19,869, cumulative appreciation	366
1 Contract	Sugar #11 (World) Future expires March 2014, principal amount $20,459, Value $19,869, cumulative appreciation	590
1 Contract	Sugar #11 (World) Future expires March 2014, principal amount $20,817, Value $19,869, cumulative appreciation	948
1 Contract	Sugar #11 (World) Future expires March 2014, principal amount $20,884, Value $19,868, cumulative appreciation	1,016
6 Contracts	Sugar #11 (World) Future expires March 2014, principal amount $125,751, Value $119,213, cumulative appreciation	6,538
22 Contracts	Sugar #11 (World) Future expires March 2014, principal amount $465,121, Value $437,114, cumulative appreciation	28,007
31 Contracts	Sugar #11 (World) Future expires March 2014, principal amount $615,041, Value $615,933, cumulative depreciation	(892)
8 Contracts	Wheat Future expires December 2013, principal amount $276,384, Value $268,600, cumulative appreciation	7,784
18 Contracts	Wheat Future expires December 2013, principal amount $602,936, Value $604,350, cumulative depreciation	(1,414)

Total		$615,473

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Alternative Fund | 11

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments

As of June 30, 2013

Total Return Swaps outstanding at June 30, 2013

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Barclays Capital, Inc.	$16,000,000	3 month USD LIBOR plus 20 basis points	Barclays U.S. Credit RBI Series-1 Index	10/1/13	$(1,557)
Goldman Sachs International	19,201,685	3 month USD LIBOR minus 30 basis points	Russell 2000® Total Return Index	10/3/13	(18)
Goldman Sachs International	12,031,002	3 month USD LIBOR plus 10 basis points	MSCI Daily Total Return Net Emerging Markets	10/3/13	(9,024)
Goldman Sachs International	13,803,077	3 month USD LIBOR plus 35 basis points	S&P 500® Citigroup Pure Value	10/3/13	(16)
Goldman Sachs International	(11,984,834)	MSCI Daily Total Return Gross World	3 month USD LIBOR plus 30 basis points	10/3/13	(9,206)
Goldman Sachs International	(19,199,760)	Russell 1000® Total Return Index	3 month USD LIBOR plus 15 basis points	10/3/13	(104)
Goldman Sachs International	(13,799,906)	S&P 500® Citigroup Pure Growth	3 month USD LIBOR plus 10 basis points	10/3/13	636
UBS A.G.	29,300,000	If negative, a long/short basket of commodity indexes minus 22 basis points	If positive, a long/short basket of commodity indexes minus 22 basis points	9/30/13	0

Total					$(19,289)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2013

Notes to Consolidated Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

A/S	Aktieselskab: Danish term for a stock-based corporation.

A.G.	Aktiengesellschaft: German term for Public Limited Company.

ADR	American Depositary Receipt

L.P.	Limited Partnership

LLC	Limited Liability Company

N.V.	Naamloze Vennootschap: Dutch term for Public Limited Liability Company.

PLC	Public Limited Company

S.A.	Sociedad Anonima: Spanish term for publicly-traded company.

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2013, is noted below.

Fund	Aggregate Value

Janus Diversified Alternatives Fund	$73,645,249

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2013. Except for the value at period end, all other information in the table is for the period ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Diversified Alternatives Fund
Janus Cash Liquidity Fund LLC	115,281,036	$115,281,036	(108,098,075)	$(108,098,075)	$–	$8,766	$7,182,961

Janus Alternative Fund | 13

Notes to Consolidated Schedule of Investments and Other Information(continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Diversified Alternatives Fund
Common Stock
Commercial Banks	$112,402	$118,456	$–
All Other	6,349,980	–	–

Money Market	–	7,182,961	–

Total Investments in Securities	$6,462,382	$7,301,417	$–

Other Financial Instruments(a) – Assets:
Forward currency contracts	$–	$10,187	$–
Outstanding swap contracts at value	–	636	–
Variation margin	16,437	–	–

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$7,326	$–
Outstanding swap contracts at value	–	19,925	–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

14 | JUNE 30, 2013

Consolidated Statement of Assets and Liabilities

As of June 30, 2013	Janus Diversified
(all numbers in thousands except net asset value per share)	Alternatives Fund

Assets:
Investments at cost	$13,699
Unaffiliated investments at value	$6,581
Affiliated investments at value	7,183
Cash denominated in foreign currency(1)	1
Restricted cash (Note 1)	72,330
Receivables:
Investments sold	662
Fund shares sold	32
Dividends	8
Foreign dividend tax reclaim	3
Outstanding swap contracts at value	1
Dividends and interest on swap contracts	20
Non-interested Trustees’ deferred compensation	1
Variation margin	16
Other assets	6
Forward currency contracts	10
Total Assets	86,854
Liabilities:
Payables:
Due to custodian	49
Investments purchased	1,715
Fund shares repurchased	63
Outstanding swap contracts at value	20
Dividends and interest on swap contracts	47
Advisory fees	57
Fund administration fees	1
Internal servicing cost	1
Administrative services fees	2
Distribution fees and shareholder servicing fees	4
Administrative, networking and omnibus fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	116
Forward currency contracts	7
Total Liabilities	2,084
Net Assets	$84,770

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Alternative Fund | 15

Consolidated Statement of Assets and Liabilities  (continued)

As of June 30, 2013	Janus Diversified
(all numbers in thousands except net asset value per share)	Alternatives Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$86,269
Undistributed net investment loss*	(541)
Undistributed net realized loss from investment and foreign currency transactions*	(1,686)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	728
Total Net Assets	$84,770
Net Assets - Class A Shares	$3,523
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	359
Net Asset Value Per Share(2)	$9.82
Maximum Offering Price Per Share(3)	$10.42
Net Assets - Class C Shares	$3,566
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	365
Net Asset Value Per Share(2)	$9.78
Net Assets - Class D Shares	$6,008
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	612
Net Asset Value Per Share	$9.82
Net Assets - Class I Shares	$6,464
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	658
Net Asset Value Per Share	$9.83
Net Assets - Class N Shares	$57,935
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,892
Net Asset Value Per Share	$9.83
Net Assets - Class S Shares	$3,502
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357
Net Asset Value Per Share	$9.81
Net Assets - Class T Shares	$3,772
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	384
Net Asset Value Per Share	$9.82

*	See Note 6 in Notes to Financial Statements.
(1)	Includes cost of $698.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

16 | JUNE 30, 2013

Consolidated Statement of Operations

For the period ended June 30, 2013	Janus Diversified
(all numbers in thousands)	Alternatives Fund(1)

Investment Income:
Dividends	$47
Dividends from affiliates	9
Foreign tax withheld	(4)
Total Investment Income	52
Expenses:
Advisory fees	335
Internal servicing expense - Class A Shares	2
Internal servicing expense - Class C Shares	4
Internal servicing expense - Class I Shares	1
Shareholder reports expense	60
Transfer agent fees and expenses	5
Registration fees	141
Custodian fees	13
Professional fees	57
Non-interested Trustees’ fees and expenses	1
Fund administration fees	3
Administrative services fees - Class D Shares	3
Administrative services fees - Class S Shares	5
Administrative services fees - Class T Shares	5
Distribution fees and shareholder servicing fees - Class A Shares	4
Distribution fees and shareholder servicing fees - Class C Shares	18
Distribution fees and shareholder servicing fees - Class S Shares	4
Administrative, networking and omnibus fees - Class A Shares	–
Administrative, networking and omnibus fees - Class C Shares	–
Administrative, networking and omnibus fees - Class I Shares	–
Other expenses	26
Total Expenses	687
Less: Excess Expense Reimbursement	(288)
Net Expenses after Waivers and Expense Offsets	399
Net Investment Loss	(347)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions	(181)
Net realized loss from futures contracts	(83)
Net realized loss from swap contracts	(1,622)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	67
Change in unrealized net appreciation/(depreciation) of futures contracts	680
Change in unrealized net appreciation/(depreciation) of swap contracts	(19)
Net Loss on Investments	(1,158)
Net Decrease in Net Assets Resulting from Operations	$(1,505)

(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
See Notes to Financial Statements.

Janus Alternative Fund | 17

Consolidated Statement of Changes in Net Assets

Janus Diversified
Alternatives Fund
For the period ended June 30	2013(1)

Operations:
Net investment income/(loss)	$(347)
Net realized gain/(loss) from investment and foreign currency transactions	(1,886)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	728
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,505)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–
Class C Shares	–
Class D Shares	–
Class I Shares	–
Class N Shares	–
Class S Shares	–
Class T Shares	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–
Class C Shares	–
Class D Shares	–
Class I Shares	–
Class N Shares	–
Class S Shares	–
Class T Shares	–
Net Decrease from Dividends and Distributions	–
Capital Share Transactions:
Shares Sold
Class A Shares	3,595
Class C Shares	3,652
Class D Shares	6,360
Class I Shares	6,578
Class N Shares	60,947
Class S Shares	3,578
Class T Shares	4,771
Shares Repurchased
Class A Shares	–
Class C Shares	–
Class D Shares	(247)
Class I Shares	–
Class N Shares	(2,043)
Class S Shares	–
Class T Shares	(916)
Net Increase from Capital Share Transactions	86,275
Net Increase in Net Assets	84,770
Net Assets:
Beginning of period	–
End of period	$84,770

Undistributed Net Investment Loss*	$(541)

*	See Note 6 in Notes to Financial Statements.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

See Notes to Financial Statements.

18 | JUNE 30, 2013

Consolidated Financial Highlights

Class A Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended June 30	2013(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.10)
Net loss on investments (both realized and unrealized)	(0.08)
Total from Investment Operations	(0.18)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.82
Total Return**	(1.80)%
Net Assets, End of Period (in thousands)	$3,523
Average Net Assets for the Period (in thousands)	$3,557
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.05%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.52%
Ratio of Net Investment Loss to Average Net Assets***	(1.36)%
Portfolio Turnover Rate	38%

Class C Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended June 30	2013(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.14)
Net loss on investments (both realized and unrealized)	(0.08)
Total from Investment Operations	(0.22)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.78
Total Return**	(2.20)%
Net Assets, End of Period (in thousands)	$3,566
Average Net Assets for the Period (in thousands)	$3,578
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.27%
Ratio of Net Investment Loss to Average Net Assets***	(2.11)%
Portfolio Turnover Rate	38%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

See Notes to Financial Statements.

Janus Alternative Fund | 19

Consolidated Financial Highlights  (continued)

Class D Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended June 30	2013(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.08)
Net loss on investments (both realized and unrealized)	(0.10)
Total from Investment Operations	(0.18)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.82
Total Return**	(1.80)%
Net Assets, End of Period (in thousands)	$6,008
Average Net Assets for the Period (in thousands)	$4,995
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.39%
Ratio of Net Investment Loss to Average Net Assets***	(1.23)%
Portfolio Turnover Rate	38%

Class I Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended June 30	2013(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.08)
Net loss on investments (both realized and unrealized)	(0.09)
Total from Investment Operations	(0.17)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.83
Total Return**	(1.70)%
Net Assets, End of Period (in thousands)	$6,464
Average Net Assets for the Period (in thousands)	$5,751
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.27%
Ratio of Net Investment Loss to Average Net Assets***	(1.10)%
Portfolio Turnover Rate	38%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

See Notes to Financial Statements.

20 | JUNE 30, 2013

Class N Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended June 30	2013(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.05)
Net loss on investments (both realized and unrealized)	(0.12)
Total from Investment Operations	(0.17)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.83
Total Return**	(1.70)%
Net Assets, End of Period (in thousands)	$57,935
Average Net Assets for the Period (in thousands)	$30,839
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.25%
Ratio of Net Investment Loss to Average Net Assets***	(1.06)%
Portfolio Turnover Rate	38%

Class S Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended June 30	2013(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.11)
Net loss on investments (both realized and unrealized)	(0.08)
Total from Investment Operations	(0.19)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.81
Total Return**	(1.90)%
Net Assets, End of Period (in thousands)	$3,502
Average Net Assets for the Period (in thousands)	$3,548
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.76%
Ratio of Net Investment Loss to Average Net Assets***	(1.60)%
Portfolio Turnover Rate	38%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

See Notes to Financial Statements.

Janus Alternative Fund | 21

Consolidated Financial Highlights  (continued)

Class T Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended June 30	2013(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.11)
Net loss on investments (both realized and unrealized)	(0.07)
Total from Investment Operations	(0.18)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.82
Total Return**	(1.80)%
Net Assets, End of Period (in thousands)	$3,772
Average Net Assets for the Period (in thousands)	$4,004
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.51%
Ratio of Net Investment Loss to Average Net Assets***	(1.36)%
Portfolio Turnover Rate	38%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

See Notes to Financial Statements.

22 | JUNE 30, 2013

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Diversified Alternatives Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund employs various strategies within the equity, fixed income, commodity, and currency asset classes. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in

Janus Alternative Fund | 23

Notes to Financial Statements (continued)

which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Additionally, the Fund, as a shareholder in Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”), will also indirectly bear its pro rata share of the expenses incurred by the Subsidiary.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

24 | JUNE 30, 2013

Restricted Cash
As of June 30, 2013, Janus Diversified Alternatives Fund had restricted cash in the amount of $72,330,000. The restricted cash represents collateral received in relation to futures and swap contracts invested in by the Fund at June 30, 2013. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

Janus Alternative Fund | 25

Notes to Financial Statements (continued)

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the period.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	DERIVATIVE INSTRUMENTS

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, commodities-linked derivative instruments, inflation-index swaps, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended June 30, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.

26 | JUNE 30, 2013

Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Commodity-Linked Investments
The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Consolidated Statement of Operations.

The Fund does not require the counterparty to post collateral for forward currency contracts; however, the Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Consolidated Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the

Janus Alternative Fund | 27

Notes to Financial Statements (continued)

underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to a commodity index, commodity markets, or certain common or preferred stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Fund are reported as an asset or liability on the Consolidated Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Fund are reported in “Net realized gain/(loss) from swap contracts” on the Consolidated Statement of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of June 30, 2013.

Fair Value of Derivative Instruments as of June 30, 2013

	Asset Derivatives		Liability Derivatives
	Consolidated Statements of		Consolidated Statements of
Derivatives not accounted for as hedging instruments	Assets and Liabilities Location	Fair Value	Assets and Liabilities Location	Fair Value

Janus Diversified Alternatives Fund
Commodity Contracts	Outstanding swap contracts at value	$0		$–
Equity Contracts	Outstanding swap contracts at value	636	Outstanding swap contracts at value	19,925
Equity Contracts	Variation margin	16,437		–
Foreign Exchange Contracts	Forward currency contracts	10,187	Forward currency contracts	7,326

Total		$27,260		$27,251

28 | JUNE 30, 2013

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the period ended June 30, 2013.

The effect of Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Diversified Alternatives Fund

Commodity Contracts	$–	$3,527	$–	$–	$3,527

Equity Contracts	(82,811)	(1,625,460)	–	–	(1,708,271)

Foreign Exchange Contracts	–	–	–	(11,570)	(11,570)

Total	$(82,811)	$(1,621,933)	$–	$(11,570)	$(1,716,314)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Diversified Alternatives Fund

Commodity Contracts	$–	$0	$–	$–	$–

Equity Contracts	679,541	(19,289)	–	–	660,252

Foreign Exchange Contracts	–	–	–	2,861	2,861

Total	$679,541	$(19,289)	$–	$2,861	$663,113

Please see the Fund’s Consolidated Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, and the Consolidated Statement of Investments are indicative of the Fund’s volume throughout the period.

3.	OTHER INVESTMENTS AND STRATEGIES

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As

Janus Alternative Fund | 29

Notes to Financial Statements (continued)

a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Consolidated Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Investment in Subsidiary
To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

The IRS has previously issued a number of private letter rulings to mutual funds which indicate that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectuses and the SAI and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) recently adopted changes to Rule 4.5 under the Commodity Exchange Act which required Janus Capital to register with the CFTC as a Commodity Pool Operator, and operation of the Fund and Subsidiary are subject to certain CFTC rules and regulations. Such regulatory changes, several of which

30 | JUNE 30, 2013

remain uncertain or incomplete, could potentially limit or restrict the ability of the Fund to pursue its investment strategies and/or increase the costs of implementing its strategies.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act.

4.	BASIS FOR CONSOLIDATION FOR JANUS DIVERSIFIED ALTERNATIVES FUND

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of June 30, 2013, net assets of the Fund were $84,769,832, of which $13,863,177, or approximately 16%, represented the Fund’s ownership of the shares of the Subsidiary. The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, and Consolidated Financial Highlights include the accounts of both the Fund and the Subsidiary for the period from December 28, 2012 (inception date) through June 30, 2013. All inter-company transactions and balances have been eliminated in consolidation.

5.	INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate). The rate shown is a fixed rate based on the Fund’s average daily net assets.

	Average Daily		Contractual Investment
	Net Assets		Advisory Fee (%)
Fund	of the Fund		(annual rate)

Janus Diversified Alternatives Fund	First $	1 Billion	1.00
	Over $	1 Billion	0.95

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses, which include the other expenses of the Subsidiary (excluding the distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to 1.25% until at least November 1, 2014. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires December 28, 2015. For the period ended June 30, 2013, total reimbursement by Janus Capital was $285,095 for the Fund. As of June 30, 2013, the aggregate amount of recoupment that may potentially be made to Janus Capital is $285,095.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the Subsidiary’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund

Janus Alternative Fund | 31

Notes to Financial Statements (continued)

for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/ (depreciation) and is shown as of June 30, 2013 on the Consolidated Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $243,941 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal year ended June 30, 2013.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $487,826 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal period ended June 30, 2013. The Fund’s portion is reported as part of “Other Expenses” on the Consolidated Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended June 30, 2013,

32 | JUNE 30, 2013

Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Diversified Alternatives Fund	$138

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended June 30, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. There were no CDSCs paid by redeeming shareholders of Class C Shares to Janus Distributors during the period ended June 30, 2013.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Consolidated Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Consolidated Schedule of Investments and Other Information.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended June 30, 2013, as indicated in the following table.

	Seed Capital
	at		Date of		Date of	Seed Capital
Fund	12/28/12	Purchases	Purchases	Redemptions	Redemptions	at 6/30/13

Janus Diversified Alternatives Fund(1) - Class A Shares	$3,571,428	$–	–	$–	–	$3,571,428
Janus Diversified Alternatives Fund(1) - Class C Shares	3,571,428	–	–	–	–	3,571,428
Janus Diversified Alternatives Fund(1) - Class D Shares	3,571,429	–	–	–	–	3,571,429
Janus Diversified Alternatives Fund(1) - Class I Shares	3,571,428	–	–	–	–	3,571,428
Janus Diversified Alternatives Fund(1) - Class N Shares	3,571,429	–	–	–	–	3,571,429
Janus Diversified Alternatives Fund(1) - Class S Shares	3,571,429	–	–	–	–	3,571,429
Janus Diversified Alternatives Fund(1) - Class T Shares	3,571,429	–	–	–	–	3,571,429

(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

6.	FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Janus Alternative Fund | 33

Notes to Financial Statements (continued)

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds have elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Diversified Alternatives Fund(1)	$–	$–	$(1,259,203)	$(263,309)	$–	$(128,576)	$151,733

(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

Accumulated capital losses noted below represented net capital loss carryovers, as of June 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the period ended June 30, 2013

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Diversified Alternatives Fund(1)	$(1,259,203)	$–	$(1,259,203)

(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, partnerships and futures contracts.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Diversified Alternatives Fund(1)	$13,612,066	$213,463	$(61,730)

(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the period ended June 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Diversified Alternatives Fund(1)	$–	$–	$–	$(5,953)

(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

34 | JUNE 30, 2013

7.	Capital Share Transactions

Janus Diversified
For the period ended June 30	Alternatives Fund
(all numbers in thousands)	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	359
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	359
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	359
Transactions in Fund Shares – Class C Shares:
Shares sold	365
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	365
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	365
Transactions in Fund Shares – Class D Shares:
Shares sold	637
Reinvested dividends and distributions	–
Shares repurchased	(25)
Net Increase/(Decrease) in Fund Shares	612
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	612
Transactions in Fund Shares – Class I Shares:
Shares sold	658
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	658
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	658
Transactions in Fund Shares – Class N Shares:
Shares sold	6,099
Reinvested dividends and distributions	–
Shares repurchased	(207)
Net Increase/(Decrease) in Fund Shares	5,892
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	5,892
Transactions in Fund Shares – Class S Shares:
Shares sold	357
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	357
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	357
Transactions in Fund Shares – Class T Shares:
Shares sold	477
Reinvested dividends and distributions	–
Shares repurchased	(93)
Net Increase/(Decrease) in Fund Shares	384
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	384

(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

Janus Alternative Fund | 35

Notes to Financial Statements (continued)

8.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the period ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Diversified Alternatives Fund(1)	$26,405,243	$6,275,391	$–	$–

(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Consolidated Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Consolidated Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Consolidated Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Fund’s financial statements.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36 | JUNE 30, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Diversified Alternatives Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2013 and the result of its operations, the changes in its net assets, and the financial highlights for the period December 28, 2012 (commencement of operations) through June 30, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

Denver, Colorado
August 19, 2013

Janus Alternative Fund | 37

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

38 | JUNE 30, 2013

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

Janus Alternative Fund | 39

Additional Information (unaudited) (continued)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

40 | JUNE 30, 2013

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Alternative Fund | 41

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and managers’ best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased

42 | JUNE 30, 2013

but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Consolidated Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Consolidated Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t

Janus Alternative Fund | 43

Useful Information About Your Fund Report (unaudited) (continued)

confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44 | JUNE 30, 2013

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended June 30, 2013:

Dividends Received Deduction Percentage

Fund

Janus Diversified Alternatives Fund(1)	100%

Qualified Dividend Income

Fund

Janus Diversified Alternatives Fund(1)	100%

(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

Janus Alternative Fund | 45

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Fund’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest LLC (strategic social market research company) (since 2003); and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

46 | JUNE 30, 2013

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Janus Alternative Fund | 47

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital
(Chicago, IL), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (digital communications company).

48 | JUNE 30, 2013

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

John Fujiwara 151 Detroit Street Denver, CO 80206 DOB: 1960	Executive Vice President and Co-Portfolio Manager Janus Diversified Alternatives Fund	12/12-Present	Formerly, Senior Principal at Absolute Plus Management, LLC (2006-2012).

Andrew Weisman 151 Detroit Street Denver, CO 80206 DOB: 1959	Executive Vice President and Co-Portfolio Manager Janus Diversified Alternatives Fund	12/12-Present	Chief Investment Officer, Liquid Alternatives Group, and Senior Vice President of Janus Capital; and Director of the Janus Global Diversified Risk Premia Master Fund Ltd. Formerly, Chief Executive Officer of WR Managed Accounts LLC (2008-2012); and Managing Director and Chief Portfolio Manager at Merrill Lynch Hedge Fund Development and Management Group (2005-2008).

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Alternative Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42789	125-02-93011 08-13

ANNUAL REPORT

June 30, 2013

Janus Asset Allocation Funds

Janus Global Allocation Fund – Conservative (formerly named Janus Conservative Allocation Fund)
Janus Global Allocation Fund – Growth (formerly named Janus Growth Allocation Fund)
Janus Global Allocation Fund – Moderate (formerly named Janus Moderate Allocation Fund)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

Economy: Substantive improvement

The U.S. economy is showing signs of real, if uneven, improvement. The market seems obsessed with whether the Federal Reserve (Fed) will taper its bond-buying program by the end of the year, but is not focused on the continued improvement of the overall economy. We would not be surprised to see the Fed begin to taper its quantitative easing (QE) program over the next 12 months, but believe that it will leave short-term interest rates near zero for the foreseeable future. We also believe that global central banks will keep a high level of liquidity in the system. We continue to monitor potential global risk, particularly in China and Japan, but believe both of these concerns will abate in the medium term and that markets will refocus on the recovery.

Equities: Beyond the “wall of worry”

Equity markets have essentially climbed a “wall of worry” over the last six months, including the threat of falling off the fiscal cliff, then the potential impact of the sequester, and finally, concerns over Cyprus. Talking heads claimed these events spelled doomsday for the economy, but the market shrugged off each one and powered on. Now more speculative areas of the market, such as the Russell 2000 Index of U.S. small-capitalization companies, have hit all-time highs. Price/earnings multiples have expanded as stock price appreciation has exceeded the underlying earnings growth of many companies.

We think this is just when investors should be a little more cautious. The recent rally has been driven in part by a belief that the Fed and other central banks will backstop equity markets by pumping liquidity into the system forever. In late June, we got a glimpse of what happens to stock markets when the Fed even hints at taking its foot off the gas: there can be a sell-off.

Our view on the economy and equity markets has not turned negative, just more balanced. Many positives for the economy still exist. For instance, cheaper oil and natural gas in the U.S., along with more competitive labor costs, are creating a manufacturing renaissance. That’s a long-term benefit that could last a decade or longer. The U.S. housing market continues to be strong. In Europe, industrial companies are finally going through a painful restructuring that should right-size their businesses and make them more competitive on a global basis. European banks have also made significant strides in cutting costs and fortifying their balance sheets. But many of these longer-term dynamics already have been priced into stocks, or in other cases, they will take a long time to play out. The challenge as equity investors is to find those companies that can decouple from the economy, control their own destinies, and demonstrate strong growth even in the face of a slow-growth economy.

Fixed Income: Rate risk increases

As the economy gains stronger footing, the Fed will be given the opportunity to slowly remove its overly accommodative policy. While some investors may believe that we’ve seen the end of the bull market in fixed income, we are reminded that since 1980 we have seen 16 periods during which the 10-year Treasury yield rose by more than 100 basis points (1 percentage point). The 30-year bull market has hardly been a straight line up, with nothing but positive returns for fixed income investors – there have been periods of both angst and celebration, with the long-term trend being lower rates.

Making bold calls that the bull market in bonds is over can grab media attention and create fear for fixed-income investors, but the reality is that markets are always in motion and creating opportunities. This environment reminds us of the importance of active versus passive management in fixed income and the importance of capital preservation in uncertain times. While we may be entering a period where interest rates trend higher over the longer term, in the short and medium term there will be new opportunities created by change.

Because we tend to generate the majority of our excess return through security selection, we see this as a time of opportunity. Credit risk (i.e., the risk that borrowers will default) has been relatively low for years due to the excess levels of cash held on corporate balance sheets, and we believe that will continue. A back-up in rates may have the positive effect of lowering fixed income

Janus Asset Allocation Funds | 1

(unaudited) (continued)

valuations and opening up fresh opportunities for investing at more attractive levels in credits that we believe offer good risk-adjusted return potential.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | JUNE 30, 2013

Janus Global Allocation Fund - Conservative (unaudited)

Fund Snapshot
Our conservative global allocation fund seeks to provide strong risk-adjusted returns over the long term by leveraging the investment expertise of Janus Capital Group while also having broad exposure to global asset classes and alternative investments that seek a low correlation with broad markets.
Dan Scherman portfolio manager

Performance Overview

Janus Global Allocation Fund – Conservative’s Class T Shares returned 7.60% for the 12-month period ended June 30, 2013. This compares with a return of -2.18% for the Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of 5.00% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index (40%).

Strategy and Name Change

To increase its ability to invest globally and add exposure to alternatives that seek a low correlation with broad markets, the Fund’s strategy was modified during the period to increase its non-U.S. weighting to approximately 40% and to add alternative investments through Janus Diversified Alternatives Fund. We believe higher international exposure will give the Fund greater flexibility to potentially capture the best-performing investments across asset classes regardless of geographies. The exposure to alternatives that seek a low correlation with broad markets, including Janus Global Real Estate Fund, should help dampen the Fund’s volatility and provide more consistent risk-adjusted returns. As a result of these changes, Janus Conservative Allocation Fund was renamed Janus Global Allocation Fund – Conservative and its primary benchmark changed from the S&P 500 Index to the Barclays Global Aggregate Bond Index.

Economic Overview

Early in the period, investors began to realize the euro zone’s sovereign debt crisis had eased. Housing joined a resurgent manufacturing sector as the latest evidence that the U.S. economy was growing, albeit slowly. Central banks globally also remained focused on providing liquidity to the markets through accommodative monetary policies.

During the second half of the period, the global economy, particularly the U.S., showed clear signs of recovery. Other equity markets followed, but gains were generally more muted in Europe and elsewhere. An exception was Japan, where investor enthusiasm over the country’s new growth-focused government fueled strong gains. Uncharacteristically, emerging markets failed to participate in an otherwise upbeat market.

U.S. stocks performed well in April and May, but gave back some of their gains in June, when the Federal Reserve (Fed) suggested a timetable to begin reducing its bond buying by year end as a result of economic improvement. Emerging markets significantly underperformed developed markets, reflecting worries over slowing growth in China, uncertainty over central bank actions in developed markets and political unrest in Brazil and Egypt.

In fixed income, U.S. Treasury yields spiked following the Fed’s comments on tapering its monetary easing efforts. Non-U.S. bond yields followed suit, and U.S. corporate spreads relative to Treasuries widened as well, providing little shelter from the price declines. Real estate investment trusts also gave back some of their gains for the period, reflecting their sensitivity to rising interest rates.

For the full period, equity returns were generally strong, with the notable exception of emerging markets. Value-style indices significantly outperformed growth. In fixed income, interest rates were generally range-bound until Fed fears emerged in May.

Investment Process

Janus Global Allocation Fund – Conservative invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 30% to 45% equities, 50% to 65% fixed income and 5% to 20% alternative investments that are rebalanced quarterly. Janus Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on

Janus Asset Allocation Funds | 3

Janus Global Allocation Fund - Conservative (unaudited)

managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven, risk-managed strategies and fundamentally driven growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Conservative. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Performance Review

Given its exposure to equities, the Fund significantly outperformed its primary benchmark, the Barclay’s Global Aggregate Bond Index. The Fund also easily beat its secondary benchmark, the Global Conservative Allocation Index. Among top individual contributors were INTECH U.S. Value Fund and Perkins Large Cap Value Fund, reflecting the strong performance of value-style equities during the period. INTECH U.S. Growth Fund and Janus International Equity Fund were also key contributors. Detractors were dominated by fixed income investments, led lower by Janus Global Bond Fund, which suffered from interest rate increases late in the period. Janus Diversified Alternatives Fund and Janus Global Research Fund also weighed on performance.

Outlook

At period end, investors were left pondering if the post-quantitative easing period may have finally arrived. We think it’s important to remember that the Fed would only withdraw stimulus if it feels economic growth is self-sustaining, a positive for the equity markets.

We have been anticipating rising interest rates, which is why we positioned the Fund to reflect a partial de-emphasis of fixed income in favor of alternatives, as a means of providing some measure of insulation. We are also emphasizing credit exposure among the fixed income positions that remain.

Thank you for investing in Janus Global Allocation Fund – Conservative.

4 | JUNE 30, 2013

(unaudited)

Janus Global Allocation Fund – Conservative (% of Net Assets)

Janus Global Bond Fund – Class I Shares	39.0%
Janus Flexible Bond Fund – Class N Shares	10.0%
Janus International Equity Fund – Class N Shares	8.6%
Janus Short-Term Bond Fund – Class N Shares	5.5%
INTECH U.S. Value Fund – Class I Shares	5.2%
Janus Diversified Alternatives Fund – Class N Shares	5.0%
Perkins Large Cap Value Fund – Class N Shares	4.2%
INTECH U.S. Growth Fund – Class I Shares	4.2%
INTECH International Fund – Class I Shares	4.1%
Janus Global Research Fund(1) – Class I Shares	4.1%
Janus Triton Fund – Class N Shares	2.1%
Janus Global Select Fund – Class I Shares	2.0%
Janus Fund – Class N Shares	2.0%
Janus Overseas Fund – Class N Shares	2.0%
Perkins Small Cap Value Fund – Class N Shares	1.0%
Janus Global Real Estate Fund – Class I Shares	1.0%

(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund.

Janus Global Allocation Fund - Conservative At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Janus Asset Allocation Funds | 5

Janus Global Allocation Fund - Conservative (unaudited)

Performance

				Expense Ratios – per the October 26, 2012 prospectuses, as
Average Annual Total Return – for the periods ended June 30, 2013				supplemented
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Global Allocation Fund – Conservative – Class A Shares

NAV	7.36%	6.38%	6.38%	1.25%

MOP	1.23%	5.13%	5.55%

Janus Global Allocation Fund – Conservative – Class C Shares

NAV	6.57%	5.62%	5.61%	2.03%

CDSC	5.57%	5.62%	5.61%

Janus Global Allocation Fund – Conservative – Class D Shares(1)	7.50%	6.56%	6.60%	1.05%

Janus Global Allocation Fund – Conservative – Class I Shares	7.61%	6.52%	6.58%	1.01%

Janus Global Allocation Fund – Conservative – Class S Shares	7.21%	6.15%	6.14%	1.41%

Janus Global Allocation Fund – Conservative – Class T Shares	7.60%	6.52%	6.58%	1.16%

Barclays Global Aggregate Bond Index	–2.18%	3.68%	5.06%

Global Conservative Allocation Index	5.00%	3.54%	5.03%

S&P 500® Index	20.60%	7.01%	5.65%

Conservative Allocation Index	7.53%	5.65%	5.52%

Morningstar Quartile – Class T Shares	3rd	1st	1st

Morningstar Ranking – based on total returns for World Allocation Funds	314/588	22/300	47/240

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

6 | JUNE 30, 2013

(unaudited)

The expense ratios shown are estimated.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective February 15, 2013, Janus Conservative Allocation Fund changed its name to Janus Global Allocation Fund – Conservative and its primary benchmark from the S&P 500® Index to the Barclays Global Aggregate Bond Index. In addition, the Fund changed its secondary benchmark from the Conservative Allocation Index to the Global Conservative Allocation Index. Janus Capital believes that these changes provide a more appropriate representation of the Fund’s investment strategy that includes an increased focus on global investments, including emerging markets.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 7

Janus Global Allocation Fund - Conservative (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/2013)	(6/30/2013)	(1/1/13 - 6/30/13)†	(1/1/2013)	(6/30/2013)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,021.30	$2.21	$1,000.00	$1,022.61	$2.21	0.44%

Class C Shares	$1,000.00	$1,017.60	$6.00	$1,000.00	$1,018.84	$6.01	1.20%

Class D Shares	$1,000.00	$1,022.00	$1.30	$1,000.00	$1,023.50	$1.30	0.26%

Class I Shares	$1,000.00	$1,022.80	$1.10	$1,000.00	$1,023.70	$1.10	0.22%

Class S Shares	$1,000.00	$1,020.60	$2.96	$1,000.00	$1,021.87	$2.96	0.59%

Class T Shares	$1,000.00	$1,022.80	$0.75	$1,000.00	$1,024.05	$0.75	0.15%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2013

Janus Global Allocation Fund - Conservative(1)

Schedule of Investments

As of June 30, 2013

Shares		Value

Mutual Funds(2),£ – 100.0%
Alternative Funds – 6.0%
1,401,950	Janus Diversified Alternatives Fund* – Class N Shares	$13,795,190
260,515	Janus Global Real Estate Fund – Class I Shares	2,706,748
		16,501,938
Equity Funds – 39.4%
1,412,859	INTECH International Fund – Class I Shares	11,345,257
689,205	INTECH U.S. Growth Fund – Class I Shares	11,495,936
1,151,475	INTECH U.S. Value Fund – Class I Shares	14,404,951
159,562	Janus Fund – Class N Shares	5,544,774
216,272	Janus Global Research Fund(3) – Class I Shares	11,220,180
521,290	Janus Global Select Fund* – Class I Shares	5,577,807
2,027,122	Janus International Equity Fund – Class N Shares	23,879,504
165,860	Janus Overseas Fund – Class N Shares	5,483,334
283,800	Janus Triton Fund – Class N Shares	5,772,496
740,640	Perkins Large Cap Value Fund – Class N Shares	11,553,979
119,971	Perkins Small Cap Value Fund – Class N Shares	2,844,527
		109,122,745
Fixed Income Funds – 54.6%
2,647,761	Janus Flexible Bond Fund – Class N Shares	27,801,488
10,977,478	Janus Global Bond Fund – Class I Shares	108,018,379
5,036,291	Janus Short-Term Bond Fund – Class N Shares	15,360,689
		151,180,556

Total Investments (total cost $261,793,911) – 100.0%		276,805,239

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(23,535)

Net Assets – 100%		$276,781,704

(1)	Formerly named Janus Conservative Allocation Fund.
(2)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(3)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Asset Allocation Funds | 9

Janus Global Allocation Fund - Growth (unaudited)

Fund Snapshot
Our global growth allocation fund aims to provide strong risk-adjusted returns over the long term by leveraging the investment expertise of Janus Capital Group while also having broad exposure to global asset classes and alternative investments that seek a low correlation with broad markets.
Dan Scherman portfolio manager

Performance Overview

Janus Global Allocation Fund – Growth’s Class T Shares returned 14.18% for the 12-month period ended June 30, 2013. This compares with a return of 16.57% for the MSCI All Country World Index, the Fund’s primary benchmark, and a return of 12.60% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Barclays Global Aggregate Bond Index (20%).

Strategy and Name Change

To increase its ability to invest globally and add exposure to alternatives that seek a low correlation with broad markets, the Fund’s strategy was modified during the period to increase its non-U.S. weighting to approximately 40% and to add alternative investments through Janus Diversified Alternatives Fund. We believe higher international exposure will give the Fund greater flexibility to potentially capture the best-performing investments across asset classes regardless of geographies. The exposure to alternatives that seek a low correlation with broad markets, including Janus Global Real Estate Fund, should help dampen the Fund’s volatility and provide more consistent risk-adjusted returns. As a result of these changes, Janus Growth Allocation Fund was renamed Janus Global Allocation Fund – Growth and its primary benchmark changed from the S&P 500 Index to the MSCI All Country World Index.

Economic Overview

Early in the period, investors began to realize the euro zone’s sovereign debt crisis had eased. Housing joined a resurgent manufacturing sector as the latest evidence that the U.S. economy was growing, albeit slowly. Central banks globally also remained focused on providing liquidity to the markets through accommodative monetary policies.

During the second half of the period, the global economy, particularly the U.S., showed clear signs of recovery. Other equity markets followed, but gains were generally more muted in Europe and elsewhere. An exception was Japan, where investor enthusiasm over the country’s new growth-focused government fueled strong gains. Uncharacteristically, emerging markets failed to participate in an otherwise upbeat market.

U.S. stocks performed well in April and May, but gave back some of their gains in June, when the Federal Reserve (Fed) suggested a timetable to begin reducing its bond buying by year end as a result of economic improvement. Emerging markets significantly underperformed developed markets, reflecting worries over slowing growth in China, uncertainty over central bank actions in developed markets and political unrest in Brazil and Egypt.

In fixed income, U.S. Treasury yields spiked following the Fed’s comments on tapering its monetary easing efforts. Non-U.S. bond yields followed suit, and U.S. corporate spreads relative to Treasuries widened as well, providing little shelter from the price declines. Real estate investment trusts also gave back some of their gains for the period, reflecting their sensitivity to rising interest rates.

For the full period, equity returns were generally strong, with the notable exception of emerging markets. Value-style indices significantly outperformed growth. In fixed income, interest rates were generally range-bound until Fed fears emerged in May.

Investment Process

Janus Global Allocation Fund – Growth invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices

10 | JUNE 30, 2013

(unaudited)

as an organization: mathematically driven, risk-managed strategies and fundamentally driven growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Growth. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Performance Review

Given its exposure to fixed income and alternatives, the Fund underperformed its primary benchmark, the MSCI All Country World Index. The Fund outperformed its secondary benchmark, Global Growth Allocation Index. Detractors were led by Janus Global Bond Fund, Janus Emerging Markets Fund and Janus Diversified Alternatives Fund, indicating the weaknesses in their respective market segments. Janus Global Select Fund also weighed on performance due to its relative small weight. Among top individual contributors were INTECH U.S. Value Fund and Perkins Large Cap Value Fund, reflecting the strong performance of value-style equities during the period. Janus International Equity Fund and INTECH International Fund were also key contributors.

Outlook

At period end, investors were left pondering if the post-quantitative easing period may have finally arrived. We think it’s important to remember that the Fed would only withdraw stimulus if it feels economic growth is self-sustaining, a positive for the equity markets.

We have been anticipating rising interest rates, which is why we positioned the Fund to reflect a partial de-emphasis of fixed income in favor of alternatives, as a means of providing some measure of insulation. We are also emphasizing credit exposure among the fixed income positions that remain.

Thank you for investing in Janus Global Allocation Fund – Growth.

Janus Asset Allocation Funds | 11

Janus Global Allocation Fund - Growth (unaudited)

Janus Global Allocation Fund – Growth (% of Net Assets)

Janus International Equity Fund – Class N Shares	16.1%
Janus Global Bond Fund – Class I Shares	15.3%
INTECH International Fund – Class I Shares	10.6%
INTECH U.S. Value Fund – Class I Shares	8.8%
Janus Diversified Alternatives Fund – Class N Shares	5.9%
Janus Overseas Fund – Class N Shares	5.9%
Perkins Large Cap Value Fund – Class N Shares	5.2%
INTECH U.S. Growth Fund – Class I Shares	5.1%
Janus Global Research Fund(1) – Class I Shares	4.0%
Janus Global Select Fund – Class I Shares	3.0%
Janus Global Real Estate Fund – Class I Shares	2.9%
Janus Emerging Markets Fund – Class I Shares	2.7%
Janus Enterprise Fund – Class N Shares	2.1%
Janus Twenty Fund – Class D Shares	2.1%
Janus Triton Fund – Class N Shares	2.1%
Janus Contrarian Fund – Class I Shares	2.1%
Janus Fund – Class N Shares	2.1%
Perkins Small Cap Value Fund – Class N Shares	2.0%
Perkins Mid Cap Value Fund – Class N Shares	2.0%

(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund.

Janus Global Allocation Fund - Growth At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2013

12 | JUNE 30, 2013

(unaudited)

Performance

				Expense Ratios – per the October 26, 2012 prospectuses, as
Average Annual Total Return – for the periods ended June 30, 2013				supplemented
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Global Allocation Fund – Growth – Class A Shares

NAV	14.08%	4.02%	5.90%	1.35%

MOP	7.51%	2.80%	5.07%

Janus Global Allocation Fund – Growth – Class C Shares

NAV	13.30%	3.26%	5.10%	2.21%

CDSC	12.30%	3.26%	5.10%

Janus Global Allocation Fund – Growth – Class D Shares(1)	14.21%	4.19%	6.08%	1.14%

Janus Global Allocation Fund – Growth – Class I Shares	14.42%	4.13%	6.04%	1.08%

Janus Global Allocation Fund – Growth – Class S Shares	13.94%	3.84%	5.68%	1.49%

Janus Global Allocation Fund – Growth – Class T Shares	14.18%	4.13%	6.04%	1.25%

Morgan Stanley Capital International All Country World IndexSM	16.57%	2.30%	4.10%

Global Growth Allocation Index	12.60%	2.85%	4.53%

S&P 500® Index	20.60%	7.01%	5.65%

Growth Allocation Index	15.30%	5.02%	5.45%

Morningstar Quartile – Class T Shares	1st	2nd	2nd

Morningstar Ranking – based on total returns for World Allocation Funds	53/588	108/300	70/240

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Funds | 13

Janus Global Allocation Fund - Growth (unaudited)

The expense ratios shown are estimated.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective February 15, 2013, Janus Growth Allocation Fund changed its name to Janus Global Allocation Fund – Growth and its primary benchmark from the S&P 500® Index to the Morgan Stanley Capital International (“MSCI”) All Country World IndexSM. In addition, the Fund changed its secondary benchmark from the Growth Allocation Index to the Global Growth Allocation Index. Janus Capital believes that these changes provide a more appropriate representation of the Fund’s investment strategy that includes an increased focus on global investments, including emerging markets.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

14 | JUNE 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,051.80	$2.09	$1,000.00	$1,022.76	$2.06	0.41%

Class C Shares	$1,000.00	$1,048.40	$6.09	$1,000.00	$1,018.84	$6.01	1.20%

Class D Shares	$1,000.00	$1,052.40	$1.42	$1,000.00	$1,023.41	$1.40	0.28%

Class I Shares	$1,000.00	$1,053.20	$0.97	$1,000.00	$1,023.85	$0.95	0.19%

Class S Shares	$1,000.00	$1,050.40	$2.85	$1,000.00	$1,022.02	$2.81	0.56%

Class T Shares	$1,000.00	$1,052.40	$1.32	$1,000.00	$1,023.50	$1.30	0.26%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Asset Allocation Funds | 15

Janus Global Allocation Fund - Growth(1)

Schedule of Investments

As of June 30, 2013

Shares		Value

Mutual Funds(2),£ – 100.0%
Alternative Funds – 8.8%
1,451,536	Janus Diversified Alternatives Fund* – Class N Shares	$14,283,115
670,914	Janus Global Real Estate Fund – Class I Shares	6,970,795
		21,253,910
Equity Funds – 75.8%
3,208,076	INTECH International Fund – Class I Shares	25,760,854
743,910	INTECH U.S. Growth Fund – Class I Shares	12,408,415
1,690,343	INTECH U.S. Value Fund – Class I Shares	21,146,195
287,149	Janus Contrarian Fund – Class I Shares	4,982,033
854,381	Janus Emerging Markets Fund – Class I Shares	6,536,013
67,020	Janus Enterprise Fund* – Class N Shares	5,001,033
142,765	Janus Fund – Class N Shares	4,961,069
186,722	Janus Global Research Fund(3) – Class I Shares	9,687,119
675,203	Janus Global Select Fund – Class I Shares	7,224,672
3,295,546	Janus International Equity Fund – Class N Shares	38,821,534
429,709	Janus Overseas Fund – Class N Shares	14,206,183
245,020	Janus Triton Fund – Class N Shares	4,983,706
74,629	Janus Twenty Fund – Class D Shares	4,992,714
799,434	Perkins Large Cap Value Fund – Class N Shares	12,471,163
205,204	Perkins Mid Cap Value Fund – Class N Shares	4,931,054
208,161	Perkins Small Cap Value Fund – Class N Shares	4,935,506
		183,049,263
Fixed Income Fund – 15.4%
3,791,953	Janus Global Bond Fund – Class I Shares	37,312,813

Total Investments (total cost $208,258,097) – 100.0%		241,615,986

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(69,632)

Net Assets – 100%		$241,546,354

(1)	Formerly named Janus Growth Allocation Fund.
(2)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(3)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

16 | JUNE 30, 2013

Janus Global Allocation Fund - Moderate (unaudited)

Fund Snapshot
Our moderate global allocation fund seeks to provide strong risk-adjusted returns over the long term by leveraging the investment expertise of Janus Capital Group while also having broad exposure to global asset classes and alternative investments that seek a low correlation with broad markets.
Dan Scherman portfolio manager

Performance Overview

Janus Global Allocation Fund – Moderate’s Class T Shares returned 10.67% for the 12-month period ended June 30, 2013. This compares with a return of 16.57% for its primary benchmark, the MSCI All Country World Index, and a 8.75% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%).

Strategy and Name Change

To increase its ability to invest globally and add exposure to alternatives that seek a low correlation with broad markets, the Fund’s strategy was modified during the period to increase its non-U.S. weighting to approximately 40% and to add alternative investments through Janus Diversified Alternatives Fund. We believe higher international exposure will give the Fund greater flexibility to potentially capture the best-performing investments across asset classes regardless of geographies. The exposure to alternatives that seek a low-correlation with broad markets, including Janus Global Real Estate Fund, should help dampen the Fund’s volatility and provide more consistent risk-adjusted returns. As a result of these changes, Janus Moderate Allocation Fund was renamed Janus Global Allocation Fund – Moderate and its primary benchmark changed from the S&P 500 Index to the MSCI All Country World Index.

Market Review

Early in the period, investors began to realize the euro zone’s sovereign debt crisis had eased. Housing joined a resurgent manufacturing sector as the latest evidence that the U.S. economy was growing, albeit slowly. Central banks globally also remained focused on providing liquidity to the markets through accommodative monetary policies.

During the second half of the period, the global economy, particularly the U.S., showed clear signs of recovery. Other equity markets followed, but gains were generally more muted in Europe and elsewhere. An exception was Japan, where investor enthusiasm over the country’s new growth-focused government fueled strong gains. Uncharacteristically, emerging markets failed to participate in an otherwise upbeat market.

U.S. stocks performed well in April and May, but gave back some of their gains in June, when the Federal Reserve (Fed) suggested a timetable to begin reducing its bond buying by year end as a result of economic improvement. Emerging markets significantly underperformed developed markets, reflecting worries over slowing growth in China, uncertainty over central bank actions in developed markets and political unrest in Brazil and Egypt.

In fixed income, U.S. Treasury yields spiked following the Fed’s comments on tapering its monetary easing efforts. Non-U.S. bond yields followed suit, and U.S. corporate spreads relative to Treasuries widened as well, providing little shelter from the price declines. Real estate investment trusts also gave back some of their gains for the period, reflecting their sensitivity to rising interest rates.

For the full period, equity returns were generally strong, with the notable exception of emerging markets. Value-style indices significantly outperformed growth. In fixed income, interest rates were generally range-bound until Fed fears emerged in May.

Investment Process

Janus Global Allocation Fund – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 60% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices

Janus Asset Allocation Funds | 17

Janus Global Allocation Fund - Moderate (unaudited)

as an organization: mathematically driven, risk-managed strategies and fundamentally driven growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Moderate. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Performance Review

Given its exposure to fixed income and alternatives, the Fund underperformed its primary benchmark, the MSCI All Country World Index. The Fund outperformed its secondary benchmark, Global Moderate Allocation Index. Detractors were led by Janus Global Bond Fund, Janus Emerging Markets Fund and Janus Diversified Alternatives Fund, indicating the weaknesses in their respective market segments. Janus Global Select Fund also weighed on performance due to its relative small weight. Among top individual contributors were INTECH U.S. Value Fund and Perkins Large Cap Value Fund, reflecting the strong performance of value-style equities during the period. Janus International Equity Fund and INTECH U.S. Growth Fund were also key contributors.

Outlook

At period end, investors were left pondering if the post-quantitative easing period may have finally arrived. We think it’s important to remember that the Fed would only withdraw stimulus if it feels economic growth is self-sustaining, a positive for the equity markets.

We have been anticipating rising interest rates, which is why we positioned the Fund to reflect a partial de-emphasis of fixed income in favor of alternatives, as a means of providing some measure of insulation. We are also emphasizing credit exposure among the fixed income positions that remain.

Thank you for investing in Janus Global Allocation Fund – Moderate.

18 | JUNE 30, 2013

(unaudited)

Janus Global Allocation Fund – Moderate (% of Net Assets)

Janus Global Bond Fund – Class I Shares	29.1%
Janus International Equity Fund – Class N Shares	12.1%
Janus Diversified Alternatives Fund – Class N Shares	8.8%
INTECH U.S. Value Fund – Class I Shares	7.7%
INTECH International Fund – Class I Shares	7.6%
Perkins Large Cap Value Fund – Class N Shares	5.2%
INTECH U.S. Growth Fund – Class I Shares	4.1%
Janus Overseas Fund – Class N Shares	4.1%
Janus Global Research Fund(1) – Class I Shares	3.0%
Janus Short-Term Bond Fund – Class N Shares	3.0%
Janus Global Select Fund – Class I Shares	2.2%
Janus Triton Fund – Class N Shares	2.1%
Janus Twenty Fund – Class D Shares	2.1%
Janus Fund – Class N Shares	2.0%
Perkins Small Cap Value Fund – Class N Shares	2.0%
Janus Global Real Estate Fund – Class I Shares	1.9%
Janus Emerging Markets Fund – Class I Shares	1.8%
Janus Contrarian Fund – Class I Shares	1.0%
Perkins Global Value Fund – Class N Shares	0.2%
Janus Forty Fund – Class N Shares	0.0%
Janus High-Yield Fund – Class N Shares	0.0%
Janus Research Fund – Class N Shares	0.0%
Perkins Mid Cap Value Fund – Class N Shares	0.0%

(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund.

Janus Global Allocation Fund - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Janus Asset Allocation Funds | 19

Janus Global Allocation Fund - Moderate (unaudited)

Performance

				Expense Ratios – per the October 26, 2012 prospectuses, as
Average Annual Total Return – for the periods ended June 30, 2013				supplemented
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Global Allocation Fund – Moderate – Class A Shares

NAV	10.67%	5.58%	6.34%	1.29%

MOP	4.35%	4.34%	5.50%

Janus Global Allocation Fund – Moderate – Class C Shares

NAV	9.78%	4.81%	5.54%	2.13%

CDSC	8.78%	4.81%	5.54%

Janus Global Allocation Fund – Moderate – Class D Shares(1)	10.71%	5.73%	6.52%	1.13%

Janus Global Allocation Fund – Moderate – Class I Shares	10.80%	5.67%	6.48%	1.05%

Janus Global Allocation Fund – Moderate – Class S Shares	10.44%	5.35%	6.09%	1.47%

Janus Global Allocation Fund – Moderate – Class T Shares	10.67%	5.67%	6.48%	1.23%

Morgan Stanley Capital International All Country World IndexSM	16.57%	2.30%	4.10%

Global Moderate Allocation Index	8.75%	3.26%	4.84%

S&P 500® Index	20.60%	7.01%	5.65%

Moderate Allocation Index	11.47%	5.49%	5.57%

Morningstar Quartile – Class T Shares	2nd	1st	1st

Morningstar Ranking – based on total returns for World Allocation Funds	185/588	50/300	49/240

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

20 | JUNE 30, 2013

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios shown are estimated.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective February 15, 2013, Janus Moderate Allocation Fund changed its name to Janus Global Allocation Fund – Moderate and its primary benchmark from the S&P 500® Index to the Morgan Stanley Capital International (“MSCI”) All Country World IndexSM. In addition, the Fund changed its secondary benchmark from the Moderate Allocation Index to the Global Moderate Allocation Index. Janus Capital believes that these changes provide a more appropriate representation of the Fund’s investment strategy that includes an increased focus on global investments, including emerging markets.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 21

Janus Global Allocation Fund - Moderate (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,037.50	$2.12	$1,000.00	$1,022.71	$2.11	0.42%

Class C Shares	$1,000.00	$1,033.90	$5.85	$1,000.00	$1,019.04	$5.81	1.16%

Class D Shares	$1,000.00	$1,037.80	$1.26	$1,000.00	$1,023.55	$1.25	0.25%

Class I Shares	$1,000.00	$1,038.60	$0.91	$1,000.00	$1,023.90	$0.90	0.18%

Class S Shares	$1,000.00	$1,036.50	$3.03	$1,000.00	$1,021.82	$3.01	0.60%

Class T Shares	$1,000.00	$1,038.00	$1.26	$1,000.00	$1,023.55	$1.25	0.25%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

22 | JUNE 30, 2013

Janus Global Allocation Fund - Moderate(1)

Schedule of Investments

As of June 30, 2013

Shares		Value

Mutual Funds(2),£ – 100.0%
Alternative Funds – 10.7%
2,610,723	Janus Diversified Alternatives Fund* – Class N Shares	$25,689,514
537,689	Janus Global Real Estate Fund – Class I Shares	5,586,593
		31,276,107
Equity Funds – 57.2%
2,753,960	INTECH International Fund – Class I Shares	22,114,302
719,484	INTECH U.S. Growth Fund – Class I Shares	12,000,991
1,801,208	INTECH U.S. Value Fund – Class I Shares	22,533,114
173,834	Janus Contrarian Fund* – Class I Shares	3,016,016
683,318	Janus Emerging Markets Fund – Class I Shares	5,227,379
1,083	Janus Forty Fund* – Class N Shares	45,135
171,014	Janus Fund – Class N Shares	5,942,738
167,791	Janus Global Research Fund(3) – Class I Shares	8,705,012
582,667	Janus Global Select Fund – Class I Shares	6,234,535
2,992,150	Janus International Equity Fund – Class N Shares	35,247,530
359,131	Janus Overseas Fund – Class N Shares	11,872,864
1,162	Janus Research Fund – Class N Shares	42,450
302,610	Janus Triton Fund – Class N Shares	6,155,078
89,382	Janus Twenty Fund – Class D Shares	5,979,642
39,572	Perkins Global Value Fund* – Class N Shares	530,270
960,548	Perkins Large Cap Value Fund – Class N Shares	14,984,545
2,638	Perkins Mid Cap Value Fund* – Class N Shares	63,395
250,571	Perkins Small Cap Value Fund – Class N Shares	5,941,028
		166,636,024
Fixed Income Funds – 32.1%
8,611,851	Janus Global Bond Fund – Class I Shares	84,740,612
9,013	Janus High-Yield Fund – Class N Shares	82,377
2,892,821	Janus Short-Term Bond Fund – Class N Shares	8,823,104
		93,646,093

Total Investments (total cost $263,108,568) – 100.0%		291,558,224

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(117,863)

Net Assets – 100%		$291,440,361

(1)	Formerly named Janus Moderate Allocation Fund.
(2)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(3)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Asset Allocation Funds | 23

Notes to Schedules of Investments and Other Information

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Dow Jones Wilshire 5000 Index	Measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Global Conservative Allocation Index	An internally-calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

Global Growth Allocation Index	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Barclays Global Aggregate Bond Index (20%).

Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Barclays Global Aggregate Bond Index (40%).

Growth Allocation Index	An internally calculated, hypothetical combination of total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%).

Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM (2%).

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

*	Non-income producing security.

24 | JUNE 30, 2013

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2013. Except for the value at year end, all other information in the table is for the year ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Global Allocation Fund – Conservative
INTECH International Fund – Class I Shares	790,197	$6,241,216	(83,792)	$(670,764)	$(7,121)	$148,890	$11,345,257
INTECH U.S. Growth Fund – Class I Shares	133,271	2,032,522	(509,006)	(6,938,380)	1,291,532	237,270	11,495,936
INTECH U.S. Value Fund – Class I Shares	255,889	2,833,890	(1,139,151)	(11,220,568)	2,524,090	464,090	14,404,951
Janus Diversified Alternatives Fund – Class N Shares	1,438,564	14,383,946	(36,614)	(366,161)	(4,078)	–	13,795,190
Janus Flexible Bond Fund – Class N Shares	1,887,921	20,585,496	(11,589,435)	(119,179,006)	5,914,134	4,955,552	27,801,488
Janus Fund – Class N Shares	23,786	773,892	(15,586)	(493,001)	24,327	53,989	5,544,774
Janus Global Bond Fund – Class I Shares	11,263,147	115,885,241	(285,670)	(2,951,173)	(54,509)	813,673	108,018,379
Janus Global Real Estate Fund – Class I Shares	38,256	392,978	(24,625)	(244,655)	13,564	80,423	2,706,748
Janus Global Research Fund(1) – Class I Shares	228,053	11,588,637	(11,781)	(606,091)	2,351	19,807	11,220,180
Janus Global Select Fund – Class I Shares	534,513	5,753,578	(13,223)	(144,836)	(3)	–	5,577,807
Janus High-Yield Fund – Class N Shares	8,836	81,194	(129,525)	(1,034,835)	184,536	52,262	–
Janus International Equity Fund – Class N Shares	1,118,428	13,069,432	(326,651)	(3,756,124)	(58,794)	176,099	23,879,504
Janus Overseas Fund – Class N Shares	34,367	1,151,195	(15,238)	(583,671)	(65,750)	189,055	5,483,334
Janus Research Fund – Class N Shares	28,645	924,869	(355,840)	(9,009,199)	3,358,769	98,256	–
Janus Short-Term Bond Fund – Class N Shares	1,092,846	3,374,033	(1,433,335)	(4,428,532)	(12,515)	342,210	15,360,689
Janus Triton Fund – Class N Shares	48,840	901,688	(39,680)	(721,168)	46,722	80,656	5,772,496
Perkins Large Cap Value Fund – Class N Shares	193,552	2,756,293	(793,157)	(10,457,503)	1,484,322	333,184	11,553,979
Perkins Small Cap Value Fund – Class N Shares	26,614	588,991	(11,462)	(272,203)	(14,578)	38,603	2,844,527

		$203,319,091		$(173,077,870)	$14,626,999	$8,084,019	$276,805,239

Janus Asset Allocation Funds | 25

Notes to Schedules of Investments and Other Information (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Global Allocation Fund – Growth
INTECH International Fund – Class I Shares	1,100,983	$8,706,996	(502,538)	$(3,982,831)	$(179,372)	$470,477	$25,760,854
INTECH U.S. Growth Fund – Class I Shares	43,341	661,502	(796,921)	(10,705,113)	2,024,333	285,528	12,408,415
INTECH U.S. Value Fund – Class I Shares	87,887	981,794	(803,663)	(8,652,806)	764,234	473,786	21,146,195
Janus Contrarian Fund – Class I Shares	257,809	4,346,593	(65,221)	(652,143)	384,366	14,585	4,982,033
Janus Diversified Alternatives Fund – Class N Shares	1,496,946	14,968,631	(45,410)	(454,117)	(5,546)	–	14,283,115
Janus Emerging Markets Fund – Class I Shares	606,367	5,115,045	(64,201)	(570,566)	(46,074)	16,829	6,536,013
Janus Enterprise Fund – Class N Shares	72,502	4,959,678	(5,482)	(379,098)	2,606	–	5,001,033
Janus Flexible Bond Fund – Class N Shares	139,274	1,515,910	(2,790,585)	(26,857,060)	3,287,478	950,758	–
Janus Fund – Class N Shares	6,718	217,771	(102,586)	(2,574,688)	871,694	77,496	4,961,069
Janus Global Bond Fund – Class I Shares	2,922,138	30,098,386	(202,795)	(2,129,359)	(27,777)	737,795	37,312,813
Janus Global Real Estate Fund – Class I Shares	44,876	460,864	(289,737)	(2,432,995)	645,652	271,370	6,970,795
Janus Global Research Fund(1) – Class I Shares	201,871	10,075,490	(15,149)	(759,976)	3,431	32,423	9,687,119
Janus Global Select Fund – Class I Shares	669,519	7,203,965	(48,319)	(353,917)	159,899	2,325	7,224,672
Janus High-Yield Fund – Class N Shares	7,734	71,348	(164,539)	(1,213,108)	335,517	61,316	–
Janus International Equity Fund – Class N Shares	1,051,607	12,328,912	(541,035)	(6,375,183)	(306,816)	382,712	38,821,534
Janus Overseas Fund – Class N Shares	56,644	1,883,587	(160,420)	(6,558,100)	(1,180,614)	654,251	14,206,183
Janus Research Fund – Class N Shares	7,781	253,356	(436,340)	(9,756,672)	5,331,038	111,063	–
Janus Short-Term Bond Fund – Class N Shares	30,449	94,035	(1,067,867)	(3,283,331)	6,654	48,954	–
Janus Triton Fund – Class N Shares	40,222	770,626	(26,413)	(449,235)	48,709	61,596	4,983,706
Janus Twenty Fund – Class D Shares	3,276	206,534	(71,472)	(3,654,356)	952,359	61,544	4,992,714
Perkins Large Cap Value Fund – Class N Shares	88,158	1,244,768	(984,828)	(12,743,935)	2,056,492	384,641	12,471,163
Perkins Mid Cap Value Fund – Class N Shares	14,455	316,591	(34,758)	(699,216)	94,824	40,843	4,931,054
Perkins Small Cap Value Fund – Class N Shares	16,792	361,552	(23,095)	(507,414)	3,078	71,549	4,935,506

		$106,843,934		$(105,745,219)	$15,226,165	$5,211,841	$241,615,986

26 | JUNE 30, 2013

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Global Allocation Fund – Moderate(2)
INTECH International Fund – Class I Shares	1,343,165	$10,655,856	(379,211)	$(3,025,479)	$(169,689)	$310,288	$22,114,302
INTECH U.S. Growth Fund – Class I Shares	80,249	1,249,079	(684,597)	(9,114,416)	1,941,306	272,772	12,000,991
INTECH U.S. Value Fund – Class I Shares	184,189	2,107,758	(1,083,502)	(11,144,282)	1,819,321	570,529	22,533,114
Janus Contrarian Fund – Class I Shares	176,139	2,972,748	(4,147)	(61,711)	10,177	–	3,016,016
Janus Diversified Alternatives Fund – Class N Shares	2,676,063	26,754,734	(65,341)	(653,474)	(6,480)	–	25,689,514
Janus Emerging Markets Fund – Class I Shares	540,483	4,585,965	(34,238)	(299,958)	(17,819)	7,391	5,227,379
Janus Flexible Bond Fund – Class N Shares	722,098	7,845,302	(9,079,781)	(91,165,594)	6,886,126	3,028,562	–
Janus Forty Fund – Class N Shares	–	–	–	–	–	–	45,135
Janus Fund – Class N Shares	12,535	415,497	(40,257)	(1,055,835)	289,548	65,807	5,942,738
Janus Global Bond Fund – Class I Shares	8,727,810	89,789,237	(212,303)	(2,198,476)	(41,830)	633,702	84,740,612
Janus Global Life Sciences Fund – Class I Shares	–	–	(10,329)	(221,127)	148,740	–	–
Janus Global Real Estate Fund – Class I Shares	48,299	505,636	(44,574)	(412,983)	45,555	160,197	5,586,593
Janus Global Research Fund(1) – Class I Shares	178,945	8,932,859	(11,153)	(564,232)	(3,054)	29,276	8,705,012
Janus Global Select Fund – Class I Shares	522,633	5,625,835	(38,025)	(295,277)	107,312	2,380	6,234,535
Janus Global Technology Fund – Class I Shares	–	–	(16,600)	(296,189)	52,253	–	–
Janus High-Yield Fund – Class N Shares	9,455	87,274	(197,396)	(1,489,309)	369,135	87,906	82,377
Janus International Equity Fund – Class N Shares	1,059,114	12,435,654	(352,436)	(4,148,301)	(223,722)	312,076	35,247,530
Janus Overseas Fund – Class N Shares	59,342	1,991,101	(79,169)	(3,089,990)	(429,875)	459,942	11,872,864
Janus Research Fund – Class N Shares	12,225	403,379	(415,080)	(9,512,698)	4,829,962	107,325	42,450
Janus Short-Term Bond Fund – Class N Shares	335,134	1,034,040	(2,139,752)	(6,587,839)	5,827	261,032	8,823,104
Janus Triton Fund – Class N Shares	37,766	712,990	(24,374)	(426,231)	33,234	76,194	6,155,078
Janus Twenty Fund – Class D Shares	6,159	396,384	(12,066)	(764,094)	6,420	48,144	5,979,642
Perkins Global Value Fund – Class N Shares	–	–	–	–	–	–	530,270
Perkins Large Cap Value Fund – Class N Shares	158,683	2,280,642	(1,128,314)	(14,711,969)	2,277,692	445,624	14,984,545
Perkins Mid Cap Value Fund – Class N Shares	–	–	–	–	–	–	63,395
Perkins Small Cap Value Fund – Class N Shares	30,043	658,386	(38,200)	(809,886)	57,134	87,328	5,941,028

		$181,440,356		$(162,049,350)	$17,987,273	$6,966,475	$291,558,224

(1)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund.
(2)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund – Moderate.

Janus Asset Allocation Funds | 27

Notes to Schedules of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Global Allocation Fund – Conservative
Mutual Funds
Alternative Funds	$–	$16,501,938	$–
Equity Funds	–	109,122,745	–
Fixed Income Funds	–	151,180,556	–

Total Investments in Securities	$–	$276,805,239	$–

Investments in Securities:
Janus Global Allocation Fund – Growth
Mutual Funds
Alternative Funds	$–	$21,253,910	$–
Equity Funds	–	183,049,263	–
Fixed Income Fund	–	37,312,813	–

Total Investments in Securities	$–	$241,615,986	$–

Investments in Securities:
Janus Global Allocation Fund – Moderate
Mutual Funds
Alternative Funds	$–	$31,276,107	$–
Equity Funds	–	166,636,024	–
Fixed Income Funds	–	93,646,093	–

Total Investments in Securities	$–	$291,558,224	$–

28 | JUNE 30, 2013

Statements of Assets and Liabilities

As of June 30, 2013	Janus Global	Janus Global	Janus Global
(all numbers in thousands except net asset value per share)	Allocation Fund - Conservative	Allocation Fund - Growth	Allocation Fund - Moderate

Assets:
Investments at cost	$261,794	$208,258	$263,109
Affiliated investments at value	276,805	241,616	291,558
Cash	–	–	–
Receivables:
Investments sold	62	–	420
Fund shares sold	220	441	63
Dividends	311	80	192
Non-interested Trustees’ deferred compensation	5	4	5
Other assets	2	1	1
Total Assets	277,405	242,142	292,239
Liabilities:
Payables:
Due to custodian	–	–	–
Investments purchased	311	355	192
Fund shares repurchased	208	126	444
Advisory fees	12	10	10
Fund administration fees	–	–	–
Internal servicing cost	1	–	–
Administrative services fees	27	25	29
Distribution fees and shareholder servicing fees	18	5	10
Administrative, networking and omnibus fees	2	1	2
Non-interested Trustees’ fees and expenses	2	2	2
Non-interested Trustees’ deferred compensation fees	5	4	5
Accrued expenses and other payables	37	68	105
Total Liabilities	623	596	799
Net Assets	$276,782	$241,546	$291,440

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Asset Allocation Funds | 29

Statements of Assets and Liabilities  (continued)

As of June 30, 2013	Janus Global	Janus Global	Janus Global
(all numbers in thousands except net asset value per share)	Allocation Fund - Conservative	Allocation Fund - Growth	Allocation Fund - Moderate

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$246,229	$210,634	$264,839
Undistributed net investment income*	1,851	244	725
Undistributed net realized gain/(loss) from investment*	13,690	(2,690)	(1,832)
Unrealized net appreciation of investments and non-interested Trustees’ deferred compensation	15,012	33,358	27,708
Total Net Assets	$276,782	$241,546	$291,440
Net Assets - Class A Shares	$11,399	$3,182	$8,913
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	881	241	709
Net Asset Value Per Share(1)	$12.93	$13.19	$12.58
Maximum Offering Price Per Share(2)	$13.72	$13.99	$13.35
Net Assets - Class C Shares	$18,294	$4,325	$9,480
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,437	333	765
Net Asset Value Per Share(1)	$12.73	$13.00	$12.40
Net Assets - Class D Shares	$218,190	$215,671	$247,153
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,777	16,265	19,564
Net Asset Value Per Share	$13.00	$13.26	$12.63
Net Assets - Class I Shares	$3,319	$4,648	$5,441
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	255	350	431
Net Asset Value Per Share	$13.01	$13.27	$12.63
Net Assets - Class S Shares	$1,357	$1,785	$3,139
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	105	136	251
Net Asset Value Per Share	$12.91	$13.13	$12.49
Net Assets - Class T Shares	$24,223	$11,935	$17,314
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,864	901	1,373
Net Asset Value Per Share	$13.00	$13.25	$12.61

*	See Note 3 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

30 | JUNE 30, 2013

Statements of Operations

For the year ended June 30, 2013	Janus Global	Janus Global	Janus Global
(all numbers in thousands)	Allocation Fund - Conservative	Allocation Fund - Growth	Allocation Fund - Moderate

Investment Income:
Dividends from affiliates	$8,084	$5,212	$6,966
Total Investment Income	8,084	5,212	6,966
Expenses:
Advisory fees	137	120	140
Internal servicing expense - Class A Shares	1	1	1
Internal servicing expense - Class C Shares	5	2	3
Internal servicing expense - Class I Shares	–	–	–
Shareholder reports expense	53	77	64
Transfer agent fees and expenses	35	58	46
Registration fees	62	61	53
Professional fees	42	40	34
Non-interested Trustees’ fees and expenses	8	5	8
Administrative services fees - Class D Shares	258	256	290
Administrative services fees - Class S Shares	3	5	6
Administrative services fees - Class T Shares	69	34	40
Distribution fees and shareholder servicing fees - Class A Shares	26	7	17
Distribution fees and shareholder servicing fees - Class C Shares	166	41	84
Distribution fees and shareholder servicing fees - Class S Shares	3	4	6
Administrative, networking and omnibus fees - Class A Shares	6	1	4
Administrative, networking and omnibus fees - Class C Shares	10	3	4
Administrative, networking and omnibus fees - Class I Shares	3	4	4
Other expenses	7	5	6
Total Expenses	894	724	810
Expense and Fee Offset	–	–	–
Less: Excess Expense Reimbursement	(28)	(8)	(8)
Net Expenses after Waivers and Expense Offsets	866	716	802
Net Investment Income	7,218	4,496	6,164
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment(1)	14,627	15,226	17,987
Capital gain distributions from Underlying Funds	2,008	1,342	1,763
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(4,544)	10,600	2,010
Net Gain on Investments	12,091	27,168	21,760
Net Increase in Net Assets Resulting from Operations	$19,309	$31,664	$27,924

(1)	Includes realized gain/(loss) from affiliates. See affiliates table in Notes to Schedules of Investments and Other Information.
See Notes to Financial Statements.

Janus Asset Allocation Funds | 31

Statements of Changes in Net Assets

	Janus Global		Janus Global		Janus Global
For the years ended June 30	Allocation Fund - Conservative		Allocation Fund - Growth		Allocation Fund - Moderate
(all numbers in thousands)	2013	2012	2013	2012	2013	2012

Operations:
Net investment income	$7,218	$5,714	$4,496	$3,444	$6,164	$5,451
Net realized gain/(loss) from investment(1)	14,627	(534)	15,226	(2,155)	17,987	(1,410)
Capital gain distributions from Underlying Funds	2,008	2,458	1,342	4,609	1,763	4,150
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(4,544)	(140)	10,600	(15,875)	2,010	(9,409)
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,309	7,498	31,664	(9,977)	27,924	(1,218)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(270)	(183)	(51)	(43)	(150)	(133)
Class C Shares	(318)	(298)	(43)	(46)	(112)	(174)
Class D Shares	(5,926)	(5,317)	(4,203)	(3,561)	(6,026)	(5,406)
Class I Shares	(81)	(66)	(91)	(35)	(152)	(118)
Class S Shares	(33)	(28)	(31)	(18)	(55)	(27)
Class T Shares	(868)	(524)	(262)	(212)	(383)	(477)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	(317)	–
Class C Shares	–	–	–	–	(376)	–
Class D Shares	–	–	–	–	(11,417)	–
Class I Shares	–	–	–	–	(220)	–
Class S Shares	–	–	–	–	(123)	–
Class T Shares	–	–	–	–	(732)	–
Net Decrease from Dividends and Distributions	(7,496)	(6,416)	(4,681)	(3,915)	(20,063)	(6,335)
Capital Share Transactions:
Shares Sold
Class A Shares	5,272	6,406	920	1,167	2,550	2,109
Class C Shares	6,403	7,981	1,004	1,687	1,246	2,894
Class D Shares	53,264	61,300	21,406	27,648	37,208	39,525
Class I Shares	3,107	1,312	1,798	2,180	2,511	3,738
Class S Shares	506	815	956	1,088	1,380	1,490
Class T Shares	14,117	24,827	6,336	5,523	8,571	7,634
Shares Issued in Connection with Acquisition (Note 6)
Class A Shares	N/A	N/A	N/A	N/A	1,817	N/A
Class C Shares	N/A	N/A	N/A	N/A	1,837	N/A
Class I Shares	N/A	N/A	N/A	N/A	673	N/A
Class S Shares	N/A	N/A	N/A	N/A	137	N/A
Class T Shares	N/A	N/A	N/A	N/A	530	N/A

See footnotes at the end of the Statements.

See Notes to Financial Statements.

32 | JUNE 30, 2013

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Statements of Changes in Net Assets  (continued)

	Janus Global		Janus Global		Janus Global
For the years ended June 30	Allocation Fund - Conservative		Allocation Fund - Growth		Allocation Fund - Moderate
(all numbers in thousands)	2013	2012	2013	2012	2013	2012

Reinvested Dividends and Distributions
Class A Shares	248	166	50	43	454	124
Class C Shares	263	252	41	44	458	158
Class D Shares	5,879	5,284	4,165	3,532	17,310	5,361
Class I Shares	70	61	85	33	366	116
Class S Shares	33	27	31	18	178	27
Class T Shares	634	480	253	207	1,097	468
Shares Repurchased
Class A Shares	(2,575)	(3,419)	(788)	(1,138)	(1,760)	(1,880)
Class C Shares	(2,981)	(2,155)	(960)	(504)	(2,703)	(1,980)
Class D Shares	(47,465)	(47,129)	(38,953)	(40,574)	(42,540)	(47,737)
Class I Shares	(2,334)	(1,523)	(1,356)	(777)	(3,988)	(2,633)
Class S Shares	(403)	(221)	(1,024)	(198)	(187)	(357)
Class T Shares	(20,137)	(13,795)	(9,234)	(4,457)	(8,984)	(12,366)
Net Increase/(Decrease) from Capital Share Transactions	13,901	40,669	(15,270)	(4,478)	18,161	(3,309)
Net Increase/(Decrease) in Net Assets	25,714	41,751	11,713	(18,370)	26,022	(10,862)
Net Assets:
Beginning of period	251,068	209,317	229,833	248,203	265,418	276,280
End of period	$276,782	$251,068	$241,546	$229,833	$291,440	$265,418

Undistributed Net Investment Income*	$1,851	$2,129	$244	$428	$725	$1,440

*	See Note 3 in Notes to Financial Statements.
(1)	Includes realized gain/(loss) from affiliates. See affiliates table in Notes to Schedules of Investments and Other Information.

See Notes to Financial Statements.

34 | JUNE 30, 2013

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Financial Highlights

Class A Shares

For a share outstanding during each year or period ended June 30 and the	Janus Global Allocation Fund - Conservative
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.37	$12.38	$11.24	$11.08	$10.13
Income from Investment Operations:
Net investment income	0.33	0.29	0.47	0.33	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.57	0.05	1.10	0.20	0.93
Total from Investment Operations	0.90	0.34	1.57	0.53	0.95
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.35)	(0.43)	(0.37)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.34)	(0.35)	(0.43)	(0.37)	–
Net Asset Value, End of Period	$12.93	$12.37	$12.38	$11.24	$11.08
Total Return**	7.36%	2.91%	14.08%	4.75%	9.38%
Net Assets, End of Period (in thousands)	$11,399	$8,064	$4,804	$1,173	$235
Average Net Assets for the Period (in thousands)	$10,187	$6,495	$2,950	$710	$41
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.43%	0.44%	0.38%	0.39%	0.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.43%	0.44%	0.38%	0.39%	0.37%
Ratio of Net Investment Income to Average Net Assets***(3)	2.51%	2.36%	3.79%	2.67%	2.70%
Portfolio Turnover Rate	69%	10%	12%	12%^	21%

Class A Shares

For a share outstanding during each year or period ended June 30 and the	Janus Global Allocation Fund - Growth
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.78	$12.49	$10.47	$10.35	$9.16
Income from Investment Operations:
Net investment income	0.23	0.16	0.19	0.17	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.41	(0.68)	2.04	0.14	1.18
Total from Investment Operations	1.64	(0.52)	2.23	0.31	1.19
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.23)	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$13.19	$11.78	$12.49	$10.47	$10.35
Total Return**	14.08%	(4.04)%	21.38%	2.96%	12.99%
Net Assets, End of Period (in thousands)	$3,182	$2,683	$2,768	$628	$149
Average Net Assets for the Period (in thousands)	$2,912	$2,684	$1,640	$343	$99
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.41%	0.48%	0.44%	0.39%	0.50%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.41%	0.48%	0.44%	0.37%	0.47%
Ratio of Net Investment Income to Average Net Assets***(3)	1.72%	1.34%	1.61%	0.92%	0.56%
Portfolio Turnover Rate	45%	18%	26%	13%^	23%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

36 | JUNE 30, 2013

Class A Shares

For a share outstanding during each year or period ended June 30 and the	Janus Global Allocation Fund - Moderate(1)
period ended October 31, 2009	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$12.21	$12.57	$10.95	$10.80	$9.68
Income from Investment Operations:
Net investment income	0.32	0.24	0.34	0.18	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.97	(0.31)	1.58	0.24	1.10
Total from Investment Operations	1.29	(0.07)	1.92	0.42	1.12
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.29)	(0.30)	(0.27)	–
Distributions (from capital gains)*	(0.61)	–	–	–	–
Total Distributions	(0.92)	(0.29)	(0.30)	(0.27)	–
Net Asset Value, End of Period	$12.58	$12.21	$12.57	$10.95	$10.80
Total Return**	10.67%	(0.41)%	17.59%	3.81%	11.57%
Net Assets, End of Period (in thousands)	$8,913	$5,720	$5,498	$1,844	$1,145
Average Net Assets for the Period (in thousands)	$6,850	$5,484	$3,818	$1,676	$424
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.41%	0.42%	0.50%	0.40%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.41%	0.42%	0.50%	0.40%	0.44%
Ratio of Net Investment Income to Average Net Assets***(4)	1.97%	1.98%	2.88%	1.82%	1.43%
Portfolio Turnover Rate	64%	18%	15%	11%^	19%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund -Moderate. See Note 6 in Notes to Financial Statements.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 37

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each year or period ended June 30 and the	Janus Global Allocation Fund - Conservative
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.19	$12.26	$11.17	$11.06	$10.13
Income from Investment Operations:
Net investment income	0.25	0.22	0.40	0.32	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.55	0.03	1.07	0.14	0.92
Total from Investment Operations	0.80	0.25	1.47	0.46	0.93
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.32)	(0.38)	(0.35)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.26)	(0.32)	(0.38)	(0.35)	–
Net Asset Value, End of Period	$12.73	$12.19	$12.26	$11.17	$11.06
Total Return**	6.57%	2.19%	13.25%	4.17%	9.18%
Net Assets, End of Period (in thousands)	$18,294	$13,969	$7,808	$1,648	$253
Average Net Assets for the Period (in thousands)	$16,584	$11,010	$4,096	$953	$54
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.19%	1.19%	1.14%	1.14%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.19%	1.19%	1.14%	1.14%	1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***(3)	1.70%	1.65%	2.98%	1.81%	1.87%
Portfolio Turnover Rate	69%	10%	12%	12%^	21%

Class C Shares

For a share outstanding during each year or period ended June 30 and the	Janus Global Allocation Fund - Growth
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.60	$12.37	$10.40	$10.33	$9.16
Income from Investment Operations:
Net investment income	0.12	0.08	0.16	0.13	–
Net gain/(loss) on investments (both realized and unrealized)	1.41	(0.69)	1.96	0.13	1.17
Total from Investment Operations	1.53	(0.61)	2.12	0.26	1.17
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.16)	(0.15)	(0.19)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.13)	(0.16)	(0.15)	(0.19)	–
Net Asset Value, End of Period	$13.00	$11.60	$12.37	$10.40	$10.33
Total Return**	13.30%	(4.82)%	20.39%	2.41%	12.77%
Net Assets, End of Period (in thousands)	$4,325	$3,791	$2,736	$706	$110
Average Net Assets for the Period (in thousands)	$4,126	$3,325	$1,446	$398	$20
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.21%	1.34%	1.21%	1.14%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.21%	1.34%	1.21%	1.13%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***(3)	0.93%	0.46%	0.51%	0.27%	(0.18)%
Portfolio Turnover Rate	45%	18%	26%	13%^	23%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

38 | JUNE 30, 2013

Class C Shares

For a share outstanding during each year or period ended June 30 and the	Janus Global Allocation Fund - Moderate(1)
period ended October 31, 2009	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$12.02	$12.46	$10.88	$10.77	$9.68
Income from Investment Operations:
Net investment income	0.18	0.15	0.26	0.21	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.99	(0.32)	1.57	0.15	1.08
Total from Investment Operations	1.17	(0.17)	1.83	0.36	1.09
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.27)	(0.25)	(0.25)	–
Distributions (from capital gains)*	(0.61)	–	–	–	–
Total Distributions	(0.79)	(0.27)	(0.25)	(0.25)	–
Net Asset Value, End of Period	$12.40	$12.02	$12.46	$10.88	$10.77
Total Return**	9.78%	(1.27)%	16.86%	3.33%	11.26%
Net Assets, End of Period (in thousands)	$9,480	$8,397	$7,572	$2,509	$406
Average Net Assets for the Period (in thousands)	$8,442	$7,945	$5,021	$1,469	$113
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	1.18%	1.26%	1.16%	1.16%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	1.18%	1.26%	1.16%	1.16%	1.20%
Ratio of Net Investment Income to Average Net Assets***(4)	1.23%	1.10%	1.85%	0.87%	0.71%
Portfolio Turnover Rate	64%	18%	15%	11%^	19%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund -Moderate. See Note 6 in Notes to Financial Statements.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 39

Financial Highlights  (continued)

Class D Shares

	Janus Global Allocation Fund - Conservative
For a share outstanding during each year or period ended June 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$12.44	$12.43	$11.26	$11.13
Income from Investment Operations:
Net investment income	0.35	0.31	0.48	0.10
Net gain/(loss) on investments (both realized and unrealized)	0.57	0.06	1.12	0.03
Total from Investment Operations	0.92	0.37	1.60	0.13
Less Distributions:
Dividends (from net investment income)*	(0.36)	(0.36)	(0.43)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.36)	(0.36)	(0.43)	–
Net Asset Value, End of Period	$13.00	$12.44	$12.43	$11.26
Total Return**	7.50%	3.14%	14.34%	1.17%
Net Assets, End of Period (in thousands)	$218,190	$197,198	$177,032	$133,056
Average Net Assets for the Period (in thousands)	$215,079	$184,437	$158,291	$130,396
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.25%	0.24%	0.25%	0.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.25%	0.24%	0.25%	0.24%
Ratio of Net Investment Income to Average Net Assets***(2)	2.69%	2.59%	4.07%	2.40%
Portfolio Turnover Rate	69%	10%	12%	12%^

Class D Shares

	Janus Global Allocation Fund - Growth
For a share outstanding during each year or period ended June 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$11.85	$12.54	$10.49	$10.66
Income from Investment Operations:
Net investment income	0.25	0.18	0.21	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.42	(0.67)	2.05	(0.20)
Total from Investment Operations	1.67	(0.49)	2.26	(0.17)
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.20)	(0.21)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.26)	(0.20)	(0.21)	–
Net Asset Value, End of Period	$13.26	$11.85	$12.54	$10.49
Total Return**	14.21%	(3.77)%	21.56%	(1.59)%
Net Assets, End of Period (in thousands)	$215,671	$205,107	$227,179	$187,128
Average Net Assets for the Period (in thousands)	$213,579	$207,366	$214,398	$199,596
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.28%	0.28%	0.28%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.28%	0.28%	0.28%	0.27%
Ratio of Net Investment Income to Average Net Assets***(2)	1.89%	1.52%	1.74%	0.71%
Portfolio Turnover Rate	45%	18%	26%	13%^

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

40 | JUNE 30, 2013

Class D Shares

	Janus Global Allocation Fund - Moderate(1)
For a share outstanding during each year or period ended June 30	2013	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$12.27	$12.62	$10.96	$10.98
Income from Investment Operations:
Net investment income	0.30	0.26	0.34	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.00	(0.31)	1.62	(0.08)
Total from Investment Operations	1.30	(0.05)	1.96	(0.02)
Less Distributions:
Dividends (from net investment income)*	(0.33)	(0.30)	(0.30)	–
Distributions (from capital gains)*	(0.61)	–	–	–
Total Distributions	(0.94)	(0.30)	(0.30)	–
Net Asset Value, End of Period	$12.63	$12.27	$12.62	$10.96
Total Return**	10.71%	(0.27)%	18.00%	(0.18)%
Net Assets, End of Period (in thousands)	$247,153	$228,415	$238,030	$180,261
Average Net Assets for the Period (in thousands)	$241,398	$224,382	$216,280	$184,405
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.25%	0.26%	0.25%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.25%	0.26%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets***(3)	2.24%	2.10%	2.83%	1.43%
Portfolio Turnover Rate	64%	18%	15%	11%^

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund -Moderate. See Note 6 in Notes to Financial Statements.
(2)	Period from February 16, 2010 (inception date) through June 30, 2010.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 41

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each year or period ended June 30 and the	Janus Global Allocation Fund - Conservative
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.44	$12.42	$11.26	$11.10	$10.13
Income from Investment Operations:
Net investment income	0.35	0.33	0.43	0.43	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.59	0.05	1.17	0.10	0.95
Total from Investment Operations	0.94	0.38	1.60	0.53	0.97
Less Distributions:
Dividends (from net investment income)*	(0.37)	(0.36)	(0.44)	(0.37)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.37)	(0.36)	(0.44)	(0.37)	–
Net Asset Value, End of Period	$13.01	$12.44	$12.42	$11.26	$11.10
Total Return**	7.61%	3.22%	14.34%	4.78%	9.58%
Net Assets, End of Period (in thousands)	$3,319	$2,354	$2,505	$545	$11
Average Net Assets for the Period (in thousands)	$2,902	$2,250	$1,411	$265	$2
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.20%	0.20%	0.18%	0.15%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.20%	0.20%	0.18%	0.14%	0.13%
Ratio of Net Investment Income to Average Net Assets***(3)	2.72%	2.65%	3.84%	2.53%	2.98%
Portfolio Turnover Rate	69%	10%	12%	12%^	21%

Class I Shares

For a share outstanding during each year or period ended June 30 and the	Janus Global Allocation Fund - Growth
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.86	$12.53	$10.49	$10.37	$9.16
Income from Investment Operations:
Net investment income	0.25	0.20	0.22	0.23	–
Net gain/(loss) on investments (both realized and unrealized)	1.43	(0.67)	2.04	0.09	1.21
Total from Investment Operations	1.68	(0.47)	2.26	0.32	1.21
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.20)	(0.22)	(0.20)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.27)	(0.20)	(0.22)	(0.20)	–
Net Asset Value, End of Period	$13.27	$11.86	$12.53	$10.49	$10.37
Total Return**	14.32%	(3.62)%	21.58%	3.03%	13.21%
Net Assets, End of Period (in thousands)	$4,648	$3,647	$2,316	$1,938	$11
Average Net Assets for the Period (in thousands)	$4,349	$2,587	$2,178	$1,065	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.20%	0.21%	0.25%	0.14%	0.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.20%	0.21%	0.25%	0.13%	0.29%
Ratio of Net Investment Income to Average Net Assets***(3)	1.97%	1.44%	1.72%	0.86%	1.04%
Portfolio Turnover Rate	45%	18%	26%	13%^	23%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

42 | JUNE 30, 2013

Class I Shares

For a share outstanding during each year or period ended June 30 and the	Janus Global Allocation Fund - Moderate(1)
period ended October 31, 2009	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$12.27	$12.60	$10.96	$10.80	$9.68
Income from Investment Operations:
Net investment income	0.31	0.26	0.34	0.26	0.05
Net gain/(loss) on investments (both realized and unrealized)	1.00	(0.29)	1.61	0.17	1.07
Total from Investment Operations	1.31	(0.03)	1.95	0.43	1.12
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.30)	(0.31)	(0.27)	–
Distributions (from capital gains)*	(0.61)	–	–	–	–
Total Distributions	(0.95)	(0.30)	(0.31)	(0.27)	–
Net Asset Value, End of Period	$12.63	$12.27	$12.60	$10.96	$10.80
Total Return**	10.80%	(0.12)%	17.91%	3.96%	11.57%
Net Assets, End of Period (in thousands)	$5,441	$5,640	$4,510	$1,625	$36
Average Net Assets for the Period (in thousands)	$5,730	$5,003	$3,130	$757	$29
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.18%	0.17%	0.17%	0.16%	0.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.18%	0.17%	0.17%	0.16%	0.18%
Ratio of Net Investment Income to Average Net Assets***(4)	2.38%	2.18%	2.56%	1.70%	1.72%
Portfolio Turnover Rate	64%	18%	15%	11%^	19%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund -Moderate. See Note 6 in Notes to Financial Statements.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 43

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each year or period ended June 30 and the	Janus Global Allocation Fund - Conservative
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.35	$12.37	$11.24	$11.07	$10.13
Income from Investment Operations:
Net investment income	0.31	0.26	0.41	0.30	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.57	0.06	1.13	0.20	0.88
Total from Investment Operations	0.88	0.32	1.54	0.50	0.94
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.34)	(0.41)	(0.33)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.32)	(0.34)	(0.41)	(0.33)	–
Net Asset Value, End of Period	$12.91	$12.35	$12.37	$11.24	$11.07
Total Return**	7.21%	2.77%	13.82%	4.48%	9.28%
Net Assets, End of Period (in thousands)	$1,357	$1,160	$520	$125	$164
Average Net Assets for the Period (in thousands)	$1,335	$967	$336	$126	$127
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.61%	0.59%	0.62%	0.64%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.59%	0.59%	0.62%	0.64%	0.65%
Ratio of Net Investment Income to Average Net Assets***(3)	2.36%	2.28%	3.84%	2.47%	2.22%
Portfolio Turnover Rate	69%	10%	12%	12%^	21%

Class S Shares

For a share outstanding during each year or period ended June 30 and the	Janus Global Allocation Fund - Growth
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.74	$12.45	$10.45	$10.35	$9.16
Income from Investment Operations:
Net investment income	0.20	0.18	0.21	0.15	–
Net gain/(loss) on investments (both realized and unrealized)	1.41	(0.70)	2.00	0.14	1.19
Total from Investment Operations	1.61	(0.52)	2.21	0.29	1.19
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.22)	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$13.13	$11.74	$12.45	$10.45	$10.35
Total Return**	13.84%	(4.10)%	21.15%	2.73%	12.99%
Net Assets, End of Period (in thousands)	$1,785	$1,613	$753	$30	$11
Average Net Assets for the Period (in thousands)	$1,902	$1,268	$558	$19	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.58%	0.60%	0.67%	0.65%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.58%	0.60%	0.67%	0.65%	0.67%
Ratio of Net Investment Income to Average Net Assets***(3)	1.51%	1.11%	1.61%	0.68%	0.66%
Portfolio Turnover Rate	45%	18%	26%	13%^	23%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

44 | JUNE 30, 2013

Class S Shares

For a share outstanding during each year or period ended June 30 and the	Janus Global Allocation Fund - Moderate(1)
period ended October 31, 2009	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$12.14	$12.52	$10.91	$10.78	$9.68
Income from Investment Operations:
Net investment income	0.29	0.24	0.29	0.25	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.97	(0.34)	1.62	0.14	1.09
Total from Investment Operations	1.26	(0.10)	1.91	0.39	1.10
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.28)	(0.30)	(0.26)	–
Distributions (from capital gains)*	(0.61)	–	–	–	–
Total Distributions	(0.91)	(0.28)	(0.30)	(0.26)	–
Net Asset Value, End of Period	$12.49	$12.14	$12.52	$10.91	$10.78
Total Return**	10.44%	(0.64)%	17.56%	3.57%	11.36%
Net Assets, End of Period (in thousands)	$3,139	$1,595	$416	$58	$11
Average Net Assets for the Period (in thousands)	$2,429	$1,042	$374	$26	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.60%	0.60%	0.64%	0.66%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.60%	0.60%	0.64%	0.66%	0.77%
Ratio of Net Investment Income to Average Net Assets***(4)	1.88%	1.88%	2.92%	1.35%	1.59%
Portfolio Turnover Rate	64%	18%	15%	11%^	19%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund -Moderate. See Note 6 in Notes to Financial Statements.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 45

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or period ended	Janus Global Allocation Fund - Conservative
June 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$12.42	$12.42	$11.26	$11.09	$9.52	$12.09
Income from Investment Operations:
Net investment income	0.38	0.15	0.26	0.72	0.38	0.33
Net gain/(loss) on investments (both realized and unrealized)	0.55	0.21	1.32	(0.20)	1.52	(2.46)
Total from Investment Operations	0.93	0.36	1.58	0.52	1.90	(2.13)
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.36)	(0.42)	(0.35)	(0.33)	(0.29)
Distributions (from capital gains)*	–	–	–	–	–	(0.15)
Total Distributions	(0.35)	(0.36)	(0.42)	(0.35)	(0.33)	(0.44)
Net Asset Value, End of Period	$13.00	$12.42	$12.42	$11.26	$11.09	$9.52
Total Return**	7.60%	3.03%	14.15%	4.70%	20.71%	(18.26)%
Net Assets, End of Period (in thousands)	$24,223	$28,323	$16,648	$9,999	$114,544	$83,219
Average Net Assets for the Period (in thousands)	$27,679	$22,198	$12,762	$60,927	$90,262	$88,345
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.36%	0.34%	0.36%	0.31%	0.33%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.26%	0.31%	0.36%	0.31%	0.30%	0.17%
Ratio of Net Investment Income to Average Net Assets***(2)	2.87%	2.37%	3.77%	3.62%	4.14%	3.16%
Portfolio Turnover Rate	69%	10%	12%	12%^	21%	90%

Class T Shares

For a share outstanding during each year or period ended	Janus Global Allocation Fund - Growth
June 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$11.84	$12.54	$10.48	$10.36	$8.62	$13.95
Income from Investment Operations:
Net investment income	0.29	0.15	0.21	0.29	0.26	0.24
Net gain/(loss) on investments (both realized and unrealized)	1.37	(0.65)	2.04	0.01	1.69	(4.93)
Total from Investment Operations	1.66	(0.50)	2.25	0.30	1.95	(4.69)
Less Distributions:
Dividends (from net investment income)*	(0.25)	(0.20)	(0.19)	(0.18)	(0.21)	(0.24)
Distributions (from capital gains)*	–	–	–	–	–	(0.40)
Total Distributions	(0.25)	(0.20)	(0.19)	(0.18)	(0.21)	(0.64)
Net Asset Value, End of Period	$13.25	$11.84	$12.54	$10.48	$10.36	$8.62
Total Return**	14.18%	(3.90)%	21.55%	2.86%	23.32%	(35.15)%
Net Assets, End of Period (in thousands)	$11,935	$12,992	$12,451	$10,459	$190,737	$143,425
Average Net Assets for the Period (in thousands)	$13,567	$12,693	$11,585	$96,998	$154,899	$183,091
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.36%	0.38%	0.35%	0.33%	0.37%	0.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.30%	0.34%	0.35%	0.33%	0.36%	0.24%
Ratio of Net Investment Income to Average Net Assets***(2)	1.88%	1.46%	1.62%	1.84%	2.90%	1.95%
Portfolio Turnover Rate	45%	18%	26%	13%^	23%	55%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

46 | JUNE 30, 2013

Class T Shares

For a share outstanding during each year or period ended	Janus Global Allocation Fund - Moderate(1)
June 30 and each year ended October 31	2013	2012	2011	2010(2)	2009	2008

Net Asset Value, Beginning of Period	$12.25	$12.60	$10.95	$10.79	$9.05	$12.95
Income from Investment Operations:
Net investment income	0.27	0.32	0.11	0.56	0.32	0.31
Net gain/(loss) on investments (both realized and unrealized)	1.03	(0.38)	1.84	(0.14)	1.71	(3.64)
Total from Investment Operations	1.30	(0.06)	1.95	0.42	2.03	(3.33)
Less Distributions:
Dividends (from net investment income)*	(0.33)	(0.29)	(0.30)	(0.26)	(0.29)	(0.29)
Distributions (from capital gains)*	(0.61)	–	–	–	–	(0.28)
Total Distributions	(0.94)	(0.29)	(0.30)	(0.26)	(0.29)	(0.57)
Net Asset Value, End of Period	$12.61	$12.25	$12.60	$10.95	$10.79	$9.05
Total Return**	10.67%	(0.33)%	17.89%	3.80%	23.19%	(26.77)%
Net Assets, End of Period (in thousands)	$17,314	$15,651	$20,254	$10,268	$160,742	$110,756
Average Net Assets for the Period (in thousands)	$15,843	$19,099	$16,051	$83,813	$124,910	$132,650
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.35%	0.36%	0.35%	0.30%	0.33%	0.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.30%	0.31%	0.35%	0.30%	0.32%	0.20%
Ratio of Net Investment Income to Average Net Assets***(3)	2.15%	2.12%	2.88%	2.63%	3.48%	2.63%
Portfolio Turnover Rate	64%	18%	15%	11%^	19%	71%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund -Moderate. See Note 6 in Notes to Financial Statements.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 47

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Allocation Fund – Conservative (formerly named Janus Conservative Allocation Fund), Janus Global Allocation Fund – Growth (formerly named Janus Growth Allocation Fund), and Janus Global Allocation Fund – Moderate (formerly named Janus Moderate Allocation Fund) (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds each operate as a “fund of funds,” meaning substantially all of the Funds’ assets will be invested in other Janus funds (the “underlying funds”). The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended June 30, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund – Moderate. See Note 6 in these Notes to Financial Statements for more details about this merger.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
Each Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. Each Fund has a target allocation, which is how each Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which each Fund’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 30%-50% equity investments, 50%-65% fixed-income securities and money market instruments, and 0%-20% alternative investments for Janus Global Allocation Fund – Conservative; (2) 70%-85% equity investments, 10%-25% fixed-income securities and money market instruments, and 5%-20% alternative investments, for Janus Global Allocation Fund – Growth; and (3) 45%-65% equity investments, 30%-45% fixed-income securities and money market instruments, and 5%-20% alternative investments for Janus Global Allocation Fund – Moderate. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Funds’ and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

48 | JUNE 30, 2013

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
A Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to

Janus Asset Allocation Funds | 49

Notes to Financial Statements (unaudited) (continued)

exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

The Funds classify each of their investments in underlying funds as Level 2, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers in or out of Level 1, Level 2 and Level 3 for the Funds during the year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

50 | JUNE 30, 2013

2.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Global Allocation Fund - Conservative	All Asset Levels	0.05
Janus Global Allocation Fund - Growth	All Asset Levels	0.05
Janus Global Allocation Fund - Moderate	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage

Janus Asset Allocation Funds | 51

Notes to Financial Statements (unaudited) (continued)

commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rates shown below. Janus Capital has agreed to continue each waiver until at least November 1, 2013. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Global Allocation Fund - Conservative	0.40
Janus Global Allocation Fund - Growth	0.45
Janus Global Allocation Fund - Moderate	0.39

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Funds. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $243,941 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2013.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. The Funds’ Chief Compliance Officer and certain other Fund officers may be compensated by the Funds. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Funds. Total compensation of $487,826 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year June 30, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Allocation Fund - Conservative	$10,041
Janus Global Allocation Fund - Growth	2,267
Janus Global Allocation Fund - Moderate	9,830

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended June 30, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Allocation Fund - Conservative	$2,250
Janus Global Allocation Fund - Growth	780
Janus Global Allocation Fund - Moderate	1,417

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the

52 | JUNE 30, 2013

custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the year ended June 30, 2013, as indicated in the following table:

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/12	Purchases	Purchases	Redemptions	Redemptions	at 6/30/13

Janus Global Allocation Fund - Moderate - Class S Shares(1)	$–	$136,757	4/5/13	$–	–	$136,757

(1)	On April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund -Moderate. The seed capital balance held in Janus World Allocation Fund - Class S Shares was transferred to Janus Global Allocation Fund - Moderate - Class S shares at the time of the merger.

3.	Federal Income Tax

The tax components of capital shown in the tables below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Global Allocation Fund - Conservative	$1,856,167	$16,240,535	$–	$–	$–	$(4,475)	$12,460,555
Janus Global Allocation Fund - Growth	247,972	1,047,599	–	–	–	(3,901)	29,620,961
Janus Global Allocation Fund - Moderate	730,323	1,822,446	–	–	–	(4,718)	24,795,333

During the year ended June 30, 2013, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Janus Global Allocation Fund - Conservative	$316,475
Janus Global Allocation Fund - Growth	15,324,623
Janus Global Allocation Fund - Moderate	4,700,282

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Janus Asset Allocation Funds | 53

Notes to Financial Statements (unaudited) (continued)

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Allocation Fund - Conservative	$264,344,684	$18,182,183	$(5,721,628)
Janus Global Allocation Fund - Growth	211,995,025	32,358,773	(2,737,812)
Janus Global Allocation Fund - Moderate	266,762,891	29,710,972	(4,915,639)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended June 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Allocation Fund - Conservative	$7,496,101	$–	$–	$–
Janus Global Allocation Fund - Growth	4,679,949	–	–	–
Janus Global Allocation Fund - Moderate	6,878,790	13,183,743	–	–

For the year ended June 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Allocation Fund - Conservative	$6,416,521	$–	$–	$–
Janus Global Allocation Fund - Growth	3,916,126	–	–	–
Janus Global Allocation Fund - Moderate	6,335,083	–	–	–

4.	Capital Share Transactions

	Janus Global		Janus Global		Janus Global
	Allocation Fund -		Allocation Fund -		Allocation Fund -
For the years ended June 30	Conservative		Growth		Moderate(1)
(all numbers are in thousands)	2013	2012	2013	2012	2013	2012

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	144	N/A
Shares sold	409	530	71	99	197	175
Reinvested dividends and distributions	20	14	4	4	36	11
Shares repurchased	(200)	(280)	(62)	(97)	(136)	(155)
Net Increase/(Decrease) in Fund Shares	229	264	13	6	241	31
Shares Outstanding, Beginning of Period	652	388	228	222	468	437
Shares Outstanding, End of Period	881	652	241	228	709	468

54 | JUNE 30, 2013

	Janus Global		Janus Global		Janus Global
	Allocation Fund -		Allocation Fund -		Allocation Fund -
For the years ended June 30	Conservative		Growth		Moderate(1)
(all numbers are in thousands)	2013	2012	2013	2012	2013	2012

Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	147	N/A
Shares sold	505	667	79	145	97	243
Reinvested dividends and distributions	21	22	3	4	37	14
Shares repurchased	(235)	(180)	(76)	(43)	(215)	(166)
Net Increase/(Decrease) in Fund Shares	291	509	6	106	66	91
Shares Outstanding, Beginning of Period	1,146	637	327	221	699	608
Shares Outstanding, End of Period	1,437	1,146	333	327	765	699
Transactions in Fund Shares – Class D Shares:
Shares sold	4,109	5,031	1,656	2,346	2,877	3,252
Reinvested dividends and distributions	465	450	335	318	1,367	464
Shares repurchased	(3,651)	(3,873)	(3,042)	(3,459)	(3,303)	(3,960)
Net Increase/(Decrease) in Fund Shares	923	1,608	(1,051)	(795)	941	(244)
Shares Outstanding, Beginning of Period	15,854	14,246	17,316	18,111	18,623	18,867
Shares Outstanding, End of Period	16,777	15,854	16,265	17,316	19,564	18,623
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	53	N/A
Shares sold	237	107	140	185	196	309
Reinvested dividends and distributions	6	5	7	3	29	10
Shares repurchased	(177)	(125)	(105)	(65)	(307)	(217)
Net Increase/(Decrease) in Fund Shares	66	(13)	42	123	(29)	102
Shares Outstanding, Beginning of Period	189	202	308	185	460	358
Shares Outstanding, End of Period	255	189	350	308	431	460
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	11	N/A
Shares sold	39	68	76	92	110	125
Reinvested dividends and distributions	3	2	3	2	14	2
Shares repurchased	(31)	(18)	(80)	(17)	(15)	(29)
Net Increase/(Decrease) in Fund Shares	11	52	(1)	77	120	98
Shares Outstanding, Beginning of Period	94	42	137	60	131	33
Shares Outstanding, End of Period	105	94	136	137	251	131
Transactions in Fund Shares – Class T Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	42	N/A
Shares sold	1,088	2,034	494	462	665	633
Reinvested dividends and distributions	50	40	20	18	87	41
Shares repurchased	(1,554)	(1,135)	(710)	(376)	(699)	(1,003)
Net Increase/(Decrease) in Fund Shares	(416)	939	(196)	104	95	(329)
Shares Outstanding, Beginning of Period	2,280	1,341	1,097	993	1,278	1,607
Shares Outstanding, End of Period	1,864	2,280	901	1,097	1,373	1,278

(1)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund - Moderate. See Note 6 in Notes to Financial Statements.

Janus Asset Allocation Funds | 55

Notes to Financial Statements (unaudited) (continued)

5.	Purchases and Sales of Investment Securities

For the year ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Global Allocation Fund - Conservative	$203,319,091	$187,704,869	$–	$–
Janus Global Allocation Fund - Growth	106,843,934	120,971,384	–	–
Janus Global Allocation Fund - Moderate	181,440,356	180,036,623	–	–

6.	Fund Acquisition

On April 5, 2013, Janus Global Allocation Fund – Moderate acquired all of the net assets of Janus World Allocation Fund, an open-end investment company, pursuant to a plan of reorganization approved by the Board of Trustees of Janus World Allocation Fund on November 8, 2012. The purpose of the transaction was to combine two funds managed by Janus Capital with comparable investment objectives, strategies and policies, as well as the potential for expense efficiencies due to the larger combined asset base of the merged funds.

The acquisition was accomplished by a tax-free exchange of shares of Janus Global Allocation Fund – Moderate for shares of Janus World Allocation Fund outstanding on April 5, 2013, valued at $4,994,548.

	Number of shares	Number of Janus
	outstanding of Janus World	Global Allocation Fund - Moderate
	Allocation Fund	shares issued for shares of Janus
	prior to merger	World Allocation Fund

Class A	189,989	143,800
Class C	195,120	147,171
Class I	69,957	52,996
Class S	14,345	10,892
Class T	55,442	41,847

The investment portfolio of Janus World Allocation Fund, with a fair value of $4,675,058 and identified cost of $3,934,380 at April 5, 2013, was the principal asset acquired by Janus Global Allocation Fund – Moderate. For financial reporting purposes, assets received and shares issued by Janus Global Allocation Fund – Moderate were recorded at fair value; however, the cost basis of the investments received from Janus World Allocation Fund was carried forward to align ongoing reporting of Janus Global Allocation Fund – Moderate’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of Janus Global Allocation Fund – Moderate were $288,067,303.

Assuming the acquisition had been completed on July 1, 2012, the beginning of the annual reporting period of Janus Global Allocation Fund – Moderate, Janus Global Allocation Fund – Moderate’s pro forma results of operations for the year ended June 30, 2013, are as follows:

Net investment income $6,237,910

Net gain/(loss) on investments $22,603,739

Net increase/(decrease) in net assets resulting from operations $28,841,649

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Janus World Allocation Fund that have been included in Janus Global Allocation Fund – Moderate’s Statement of Operations since April 5, 2013.

56 | JUNE 30, 2013

7.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Asset Allocation Funds | 57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Allocation Fund – Conservative (formerly known as Janus Conservative Allocation Fund), Janus Global Allocation Fund – Growth (formerly known as Janus Growth Allocation Fund), and Janus Global Allocation Fund – Moderate (formerly known as Janus Moderate Allocation Fund) (three of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2013 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2013

58 | JUNE 30, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

Janus Asset Allocation Funds | 59

Additional Information (unaudited) (continued)

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

60 | JUNE 30, 2013

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

Janus Asset Allocation Funds | 61

Additional Information (unaudited) (continued)

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

62 | JUNE 30, 2013

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and managers’ best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased

Janus Asset Allocation Funds | 63

Useful Information About Your Fund Report (unaudited) (continued)

but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t

64 | JUNE 30, 2013

confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Asset Allocation Funds | 65

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended June 30, 2013:

Capital Gain Distributions

Fund

Janus Global Allocation Fund - Moderate	$13,183,743

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Global Allocation Fund - Conservative	$40,190	$344,565
Janus Global Allocation Fund - Growth	110,424	953,988
Janus Global Allocation Fund - Moderate	81,172	695,949

Dividends Received Deduction Percentage

Fund

Janus Global Allocation Fund - Conservative	68%
Janus Global Allocation Fund - Growth	100%
Janus Global Allocation Fund - Moderate	100%

Qualified Dividend Income

Fund

Janus Global Allocation Fund - Conservative	89%
Janus Global Allocation Fund - Growth	100%
Janus Global Allocation Fund - Moderate	100%

66 | JUNE 30, 2013

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest LLC (strategic social market research company) (since 2003); and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Asset Allocation Funds | 67

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

68 | JUNE 30, 2013

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital
(Chicago, IL), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (digital communications company).

Janus Asset Allocation Funds | 69

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Global Allocation Fund - Growth, Janus Global Allocation Fund - Moderate, Janus Global Allocation Fund - Conservative	12/05-Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

70 | JUNE 30, 2013

Notes

Janus Asset Allocation Funds | 71

Notes

72 | JUNE 30, 2013

Notes

Janus Asset Allocation Funds | 73

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42687	125-02-93005 08-13

ANNUAL REPORT
June 30, 2013

Janus Fixed Income Fund

Janus Real Return Fund
(formerly named Janus Real Return Allocation Fund)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Fixed Income Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment
Officer, Equities

Gibson Smith
Chief Investment
Officer, Fixed Income

Economy: Substantive improvement

The U.S. economy is showing signs of real, if uneven, improvement. The market seems obsessed with whether the Federal Reserve (Fed) will taper its bond-buying program by the end of the year, but is not focused on the continued improvement of the overall economy. We would not be surprised to see the Fed begin to taper its quantitative easing (QE) program over the next 12 months, but believe that it will leave short-term interest rates near zero for the foreseeable future. We also believe that global central banks will keep a high level of liquidity in the system. We continue to monitor potential global risk, particularly in China and Japan, but believe both of these concerns will abate in the medium term and that markets will refocus on the recovery.

Equities: Beyond the “wall of worry”

Equity markets have essentially climbed a “wall of worry” over the last six months, including the threat of falling off the fiscal cliff, then the potential impact of the sequester, and finally, concerns over Cyprus. Talking heads claimed these events spelled doomsday for the economy, but the market shrugged off each one and powered on. Now more speculative areas of the market, such as the Russell 2000 Index of U.S. small-capitalization companies, have hit all-time highs. Price/earnings multiples have expanded as stock price appreciation has exceeded the underlying earnings growth of many companies.

We think this is just when investors should be a little more cautious. The recent rally has been driven in part by a belief that the Fed and other central banks will backstop equity markets by pumping liquidity into the system forever. In late June, we got a glimpse of what happens to stock markets when the Fed even hints at taking its foot off the gas: there can be a sell-off.

Our view on the economy and equity markets has not turned negative, just more balanced. Many positives for the economy still exist. For instance, cheaper oil and natural gas in the U.S., along with more competitive labor costs, are creating a manufacturing renaissance. That’s a long-term benefit that could last a decade or longer. The U.S. housing market continues to be strong. In Europe, industrial companies are finally going through a painful restructuring that should right-size their businesses and make them more competitive on a global basis. European banks have also made significant strides in cutting costs and fortifying their balance sheets. But many of these longer-term dynamics already have been priced into stocks, or in other cases, they will take a long time to play out. The challenge as equity investors is to find those companies that can decouple from the economy, control their own destinies, and demonstrate strong growth even in the face of a slow-growth economy.

Fixed Income: Rate risk increases

As the economy gains stronger footing, the Fed will be given the opportunity to slowly remove its overly accommodative policy. While some investors may believe that we’ve seen the end of the bull market in fixed income, we are reminded that since 1980 we have seen 16 periods during which the 10-year Treasury yield rose by more than 100 basis points (1 percentage point). The 30-year bull market has hardly been a straight line up, with nothing but positive returns for fixed income investors — there have been periods of both angst and celebration, with the long-term trend being lower rates.

Making bold calls that the bull market in bonds is over can grab media attention and create fear for fixed-income investors, but the reality is that markets are always in motion and creating opportunities. This environment reminds us of the importance of active versus passive management in fixed income and the importance of capital preservation in uncertain times. While we may be entering a period where interest rates trend higher over the longer term, in the short and medium term there will be new opportunities created by change.

Because we tend to generate the majority of our excess return through security selection, we see this as a time of opportunity. Credit risk (i.e., the risk that borrowers will default) has been relatively low for years due to the excess levels of cash held on corporate balance sheets, and we believe that will continue. A back-up in rates may have the positive effect of lowering fixed income valuations and opening up fresh opportunities for investing

Janus Fixed Income Fund | 1

(Continued) (unaudited)

at more attractive levels in credits that we believe offer good risk-adjusted return potential.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | JUNE 30, 2013

Janus Real Return Fund (unaudited)

Fund Snapshot
The fund employs a bottom-up fundamentally driven investment process designed to protect against the potential for inflationary or deflationary environments. The nontraditional portfolio invests across a broad range of fixed income, including short-duration high yield.
Darrell Watters co-portfolio manager	Gibson Smith co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2013, Janus Real Return Fund’s Class I Shares returned 2.66%. This compares with -0.92% for its primary benchmark, the Barclays U.S. 1-5 Year TIPS Index.

MARKET ENVIRONMENT

The period began with concern about slow global economic growth, prompting additional stimulus from major central banks including the U.S. Federal Reserve (Fed), the European Central Bank and the Bank of Japan. Toward the end of calendar year 2012, worries grew about the “fiscal cliff,” a potentially recessionary mix of U.S. spending cuts and tax increases scheduled to take effect in January 2013. However, lawmakers delayed some elements of the fiscal cliff until March 2013, softening the impact, and the Fed continued to reiterate support for the markets via quantitative easing (QE) and near-zero interest rates.

By spring, there were signs that economic growth was improving. The U.S. economy seemed to weather the impact of government spending cuts that took effect in March, and employment data showed strengthening hiring patterns beginning in April. By May, markets were beginning to speculate about the eventual end of the Fed’s QE program, and longer-term Treasury yields rose. U.S. inflation remained subdued, however, with the core Consumer Price Index (CPI) easing to a 1.7% year-over-year growth rate and the core personal consumption expenditures (PCE) price index falling to 1.1%.

FUND REPOSITIONING

On October 15, 2012, the Fund became known as the Janus Real Return Fund. The Fund’s primary benchmark changed to the Barclays U.S. 1-5 Year TIPS Index. Darrell Watters was added as Co-Portfolio Manager along with existing Portfolio Manager Gibson Smith. John Brynjolfsson is no longer a portfolio manager for the Fund, as Armored Wolf is no longer a subadviser to the Fund.

During the period, we repositioned the Fund to leverage our fixed income capabilities in an effort to improve fund performance and to deliver a product designed to help investors shield the impact of inflation and rising interest rates. At period end the Janus Real Return Fund was composed primarily of fixed income securities, instead of allocating among six asset classes. We anticipate that the Fund will have the majority of its portfolio allocated between and among short-duration high-yield and Treasury securities. In addition, we anticipate making select investments in other inflation-oriented securities that may include equities, real estate, convertibles, preferreds, commodities and inflation-linked bonds. The allocations will be adjusted depending on the inflationary or deflationary environment as viewed by the portfolio management team.

PERFORMANCE DISCUSSION

Prior to the Fund’s repositioning, for the period of July 1 through October 14, 2012, the Janus Real Return Allocation Fund produced positive total return. The Fund’s global real estate holdings were the greatest contributors to total return, followed by emerging market equity. The Fund’s Treasury Inflation-Protected Securities (TIPS) sleeve detracted from total return.

For the period October 15, 2012, through June 30, 2013, the Janus Real Return Fund outperformed its benchmark, the Barclays U.S. 1-5 Year TIPS Index. Our allocation to corporate credit was the top contributor to outperformance during the period, followed by our Treasury holdings. Our holdings in convertibles and exchange-traded funds (ETFs) detracted from relative performance.

In terms of corporate credit sectors, the top contributors were banking, noncaptive diversified financial companies and gaming. Detractors were led by metals; other sectors including natural gas pipelines and diversified manufacturing companies were neutral for relative performance.

Janus Fixed Income Fund | 3

Janus Real Return Fund (unaudited)

Individual corporate credit contributors were led by financial services company Wells Fargo, which reported record earnings during the period amid reduced expenses, strong asset quality, and better than expected gain-on-sale in mortgage banking.

Individual credit detractors were led by steelmaker ArcelorMittal, which was pressured by concerns about slowing global growth, particularly in China. ArcelorMittal also issued shares and convertible notes early in the period, intending to use the proceeds to reduce debt. While this should be positive for the company’s bondholders over the longer term, the additional supply pressured its existing bonds. Over time, we believe that ArcelorMittal’s efforts to improve its balance sheet will provide benefits to its investors.

Prior to the repositioning, the Fund held futures, swaps, options and forward currency contracts, which in aggregate detracted from performance. We used currency derivatives to hedge existing currency exposures and swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. We executed sales and purchases of puts and calls to hedge existing equity exposures and sold puts on non-existing positions to hedge other similar securities. In an effort to capitalize on the volatility in certain sectors, we periodically sold short-duration, out-of-the-money put and call options in liquid, well-understood names. The rationale behind this strategy was to generate additional income for shareholders while limiting risks to potentially having to buy or sell shares at what we viewed as attractive entry/exit prices. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Over the past few years, the Fed’s unconventional monetary policies have suppressed U.S. Treasury rates to unprecedented lows in an effort to stimulate economic growth. Recent U.S. economic data reflects modest acceleration that may give the Fed the support it needs to begin tapering quantitative easing. However, we still believe the Fed will leave short-term interest rates unchanged for an extended period. We currently expect core U.S. Consumer Price Inflation (CPI) to remain subdued at around 1.7% in 2013, below the Fed’s 2% inflation target, which should give policymakers room to continue accommodation.

Security selection in fixed income has become extremely important, in our view, as valuations have become stretched due to investors’ search for yield and the growing risk of higher interest rates. In this environment, we believe that preservation of capital must take priority over aggressive return seeking. This is not to say that great opportunities have disappeared from the fixed income market — they have not, and we are still finding some — but the universe of securities to select from today is much narrower than it has been over the last four years. Fortunately, a back-up in rates may have the positive effect of lowering fixed income valuations and opening up fresh opportunities for investing at more attractive levels in credits that we believe offer the potential for good risk-adjusted returns.

Because we focus on generating excess return through security selection, we see this as a time of great opportunity. Credit risk (i.e., the risk that borrowers will default) has been relatively low for years due to the excess levels of cash held on corporate balance sheets, and we believe that will continue. We believe returns this year will be significantly influenced not just by what we own, but by what we have chosen not to own: There are many securities that offer what we view as asymmetric risk profiles, with greater downside risk exposure, and we intend to steer around them. In our view, the key to success for the remainder of the year will be driving performance through security selection while navigating interest-rate volatility.

On behalf of each member of our investment team, thank you for your investment in Janus Real Return Fund. We appreciate your entrusting us with your assets and look forward to continuing to serve your investment needs.

4 | JUNE 30, 2013

(unaudited)

Janus Real Return Fund At A Glance

Fund Profile
June 30, 2013

Weighted Average Maturity	4.3 Years
Average Effective Duration*	2.1 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	–0.96%
With Reimbursement	1.64%
Class A Shares at MOP
Without Reimbursement	–0.92%
With Reimbursement	1.57%
Class C Shares***
Without Reimbursement	–1.77%
With Reimbursement	0.90%
Class D Shares
Without Reimbursement	–1.93%
With Reimbursement	1.73%
Class I Shares
Without Reimbursement	–0.69%
With Reimbursement	1.89%
Class S Shares
Without Reimbursement	–1.16%
With Reimbursement	1.40%
Class T Shares
Without Reimbursement	–0.93%
With Reimbursement	1.63%
Number of Bonds/Notes	73

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Fixed Income Securities)
June 30, 2013

AA	18.4%
A	1.2%
BBB	18.1%
BB	34.7%
B	24.7%
CCC	2.9%

†	Bond ratings provided by Standard & Poor’s. Not rated securities are not rated by S&P but may be rated by other rating agencies. Bond ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2013

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Janus Fixed Income Fund | 5

Janus Real Return Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013			Expense Ratios – per the October 26, 2012 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Real Return Fund – Class A Shares			1.50%	1.01%

NAV	2.37%	–0.61%

MOP	–3.49%	–3.33%

Janus Real Return Fund – Class C Shares			2.24%	1.76%

NAV	1.64%	–1.33%

CDSC	0.64%	–1.33%

Janus Real Return Fund – Class D Shares(1)	2.59%	–0.47%	1.52%	0.88%

Janus Real Return Fund – Class I Shares	2.66%	–0.36%	1.24%	0.76%

Janus Real Return Fund – Class S Shares	2.51%	–0.66%	1.74%	1.26%

Janus Real Return Fund – Class T Shares	2.76%	–0.43%	1.49%	1.01%

Barclays U.S. 1-5 Year TIPS Index	–0.92%	0.72%

Consumer Price Index (CPI) + 2%	3.75%	3.58%(2)

Barclays U.S. TIPS Index	–4.78%	3.61%

Consumer Price Index (CPI) + 4%	5.75%	5.57%(2)

Morningstar Quartile – Class I Shares	4th	4th

Morningstar Ranking – based on total return for Multisector Bond Funds	239/308	270/276

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

6 | JUNE 30, 2013

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The expense ratios shown are estimated.

The Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Inflation-linked bonds typically have lower yields than conventional fixed-rate bonds due to their inflation adjustment feature and normally decline in price when interest rates rise.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule that was effective at commencement of operations, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

® 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective October 15, 2012, Janus Real Return Allocation Fund changed its name to Janus Real Return Fund and its primary benchmark from the Barclays U.S. TIPS Index to the Barclays U.S. 1-5 Year TIPS Index. In addition, the Fund changed its secondary benchmark from the Consumer Price Index + 4% to the Consumer Price Index + 2%.

*	The Fund’s inception date — May 13, 2011
(1)	Closed to new investors.
(2)	The Consumer Price Index + 2% and the Consumer Price Index + 4% since inception returns are calculated from May 31, 2011.

Janus Fixed Income Fund | 7

Janus Real Return Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13-6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13-6/30/13)†	(1/1/13-6/30/13)

Class A Shares	$1,000.00	$993.40	$4.99	$1,000.00	$1,019.79	$5.06	1.01%

Class C Shares	$1,000.00	$990.30	$8.69	$1,000.00	$1,016.07	$8.80	1.76%

Class D Shares	$1,000.00	$995.80	$4.50	$1,000.00	$1,020.28	$4.56	0.91%

Class I Shares	$1,000.00	$994.30	$3.76	$1,000.00	$1,021.03	$3.81	0.76%

Class S Shares	$1,000.00	$993.90	$2.82	$1,000.00	$1,021.97	$2.86	0.57%

Class T Shares	$1,000.00	$996.30	$1.88	$1,000.00	$1,022.91	$1.91	0.38%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2013

Janus Real Return Fund(1)

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Common Stock – 0.5%
Oil Companies – Exploration and Production – 0.5%
3,745	Chesapeake Energy Corp. (cost $73,777)	$76,323

Corporate Bonds – 68.0%
Aerospace and Defense – Equipment – 2.5%
$13,000	Exelis, Inc. 4.2500%, 10/1/16	13,707
332,000	TransDigm, Inc. 7.7500%, 12/15/18	349,430
		363,137
Beverages – Wine and Spirits – 1.5%
190,000	Constellation Brands, Inc. 7.2500%, 9/1/16	215,887
Building Products – Cement and Aggregate – 0.1%
8,000	Vulcan Materials Co. 7.0000%, 6/15/18	8,680
Building – Residential and Commercial – 3.6%
250,000	Lennar Corp. 4.7500%, 12/15/17	250,000
289,000	Meritage Homes Corp. 4.5000%, 3/1/18	286,110
		536,110
Casino Hotels – 3.1%
136,000	CityCenter Holdings LLC / CityCenter Finance Corp. 7.6250%, 1/15/16	143,480
290,000	MGM Resorts International 7.5000%, 6/1/16	316,100
		459,580
Chemicals – Specialty – 0.8%
72,000	Ashland, Inc. 3.0000%, 3/15/16 (144A)	72,360
50,000	Ashland, Inc. 3.8750%, 4/15/18 (144A)	49,500
		121,860
Coal – 0.5%
69,000	CONSOL Energy, Inc. 8.0000%, 4/1/17	72,623
Commercial Banks – 2.6%
290,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	294,713
73,000	Regions Financial Corp. 7.7500%, 11/10/14	78,882
2,000	Zions BanCorp. 4.0000%, 6/20/16	2,093
		375,688
Consumer Products – Miscellaneous – 1.4%
190,000	Jarden Corp. 7.5000%, 5/1/17	208,288
Containers – Metal and Glass – 2.1%
290,000	Ardagh Packaging Finance PLC / Ardagh MP Holdings U.S.A., Inc. 7.3750%, 10/15/17 (144A)	309,212
Diversified Banking Institutions – 4.8%
305,000	Ally Financial, Inc. – Series 8 6.7500%, 12/1/14	320,631
56,000	Bank of America Corp. – Series K 8.0000%, 1/30/18‡,#	62,370
10,000	Bank of America Corp. – Series M 8.1250%, 5/15/18‡,#	11,250
260,000	Citigroup, Inc. 5.0000%, 9/15/14	270,199
40,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	40,671
		705,121
Diversified Manufacturing Operations – 1.3%
110,000	Bombardier, Inc. 4.2500%, 1/15/16 (144A)	112,475
70,000	GE Capital Trust I 6.3750%, 11/15/67‡	72,538
		185,013
Diversified Minerals – 0.5%
70,000	FMG Resources (August 2006) Pty, Ltd. 6.8750%, 2/1/18 (144A)	69,125
Electric – Generation – 1.7%
220,000	AES Corp. 9.7500%, 4/15/16	253,550
Electronic Measuring Instruments – 0.8%
120,000	FLIR Systems, Inc. 3.7500%, 9/1/16	124,032
Finance – Leasing Company – 1.5%
220,000	International Lease Finance Corp. (MTN) 6.6250%, 11/15/13	223,025
Finance – Auto Loans – 2.3%
325,000	Ford Motor Credit Co. LLC 4.2500%, 2/3/17	339,568
Finance – Consumer Loans – 1.3%
190,000	SLM Corp. – Series A (MTN) 5.0000%, 4/15/15	196,175
Finance – Credit Card – 0.7%
100,000	American Express Co. 6.8000%, 9/1/66‡	106,750
Finance – Investment Bankers/Brokers – 1.3%
150,000	Lazard Group LLC 7.1250%, 5/15/15	162,879
34,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	35,932
		198,811
Finance – Other Services – 2.1%
274,000	CNH Capital LLC 3.8750%, 11/1/15	275,370
28,000	CNH Capital LLC 3.6250%, 4/15/18 (144A)	26,670
		302,040
Food – Meat Products – 2.1%
290,000	JBS U.S.A. LLC / JBS U.S.A. Finance, Inc. 11.6250%, 5/1/14	305,950
Food – Retail – 1.6%
227,000	Stater Bros Holdings, Inc. 7.3750%, 11/15/18	240,052

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income Fund | 9

Janus Real Return Fund(1)

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Independent Power Producer – 2.1%
$290,000	Calpine Corp. 7.2500%, 10/15/17 (144A)	$302,325
Investment Management and Advisory Services – 0.5%
65,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	71,013
Medical – HMO – 1.4%
200,000	Centene Corp. 5.7500%, 6/1/17	209,500
Medical – Hospitals – 1.8%
250,000	HCA, Inc. 6.5000%, 2/15/16	269,375
Office Furnishings – Original – 1.2%
160,000	Interface, Inc. 7.6250%, 12/1/18	169,600
Oil Companies – Exploration and Production – 4.8%
220,000	Berry Petroleum Co. 10.2500%, 6/1/14	232,100
220,000	Chesapeake Energy Corp. 9.5000%, 2/15/15	243,100
122,000	Chesapeake Energy Corp. 3.2500%, 3/15/16	121,390
30,000	Chesapeake Energy Corp. 7.2500%, 12/15/18	33,450
65,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	68,913
		698,953
Oil Refining and Marketing – 1.4%
190,000	Frontier Oil Corp. 6.8750%, 11/15/18	203,775
Paper and Related Products – 0.8%
100,000	Georgia-Pacific LLC 7.7000%, 6/15/15	112,258
Pharmacy Services – 1.0%
134,000	Omnicare, Inc. 7.7500%, 6/1/20	146,730
Pipelines – 3.1%
127,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	134,620
309,000	Kinder Morgan Finance Co. LLC 6.0000%, 1/15/18 (144A)	324,419
2,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	2,142
		461,181
Poultry – 0.8%
108,000	Pilgrim’s Pride Corp. 7.8750%, 12/15/18	115,020
REIT – Office Property – 2.1%
288,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	313,820
Retail – Toy Store – 1.6%
220,000	Toys R Us Property Co. II LLC 8.5000%, 12/1/17	228,525
Steel – Producers – 0.5%
70,000	ArcelorMittal 4.2500%, 3/1/16	70,350
Super – Regional Banks – US – 1.0%
125,000	Wells Fargo & Co. – Series K 7.9800%, 3/15/18‡,#	141,250
Telecommunication Services – 0.3%
40,000	Qwest Corp. 7.5000%, 10/1/14	43,054
Telephone – Integrated – 1.9%
250,000	Windstream Corp. 7.8750%, 11/1/17	274,375
Transportation – Truck – 0.6%
76,000	Swift Services Holdings, Inc. 10.0000%, 11/15/18	83,980
Trucking & Leasing – 0.9%
14,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 7/11/14 (144A)	14,200
123,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	125,113
		139,313

Total Corporate Bonds (cost $10,092,211)		9,974,674

Preferred Stock – 1.1%
Diversified Banking Institutions – 0.4%
3,175	Royal Bank of Scotland Group PLC – Series N, 6.3500%	66,802
Diversified Financial Services – 0.3%
1,350	Citigroup Capital XIII, 7.8750%	37,598
Steel – Producers – 0.4%
2,950	ArcelorMittal – Series MTUS, 6.0000%	55,371

Total Preferred Stock (cost $184,830)		159,771

U.S. Treasury Notes/Bonds – 14.9%
	U.S. Treasury Notes/Bonds:
$815,000	0.2500%, 2/28/14	815,605
145,000	0.2500%, 4/30/14	145,096
269,000	0.2500%, 8/31/14	269,116
200,000	0.2500%, 11/30/14	200,047
140,000	0.3750%, 3/15/15	140,164
220,000	0.2500%, 5/31/15	219,613
47,000	1.0000%, 10/31/16	47,279
20,000	0.8750%, 1/31/18	19,644
185,000	0.7500%, 3/31/18	180,071
39,000	1.7500%, 5/15/23	36,526
126,000	2.8750%, 5/15/43	111,510

Total U.S. Treasury Notes/Bonds (cost $2,189,398)		2,184,671

Money Market – 15.5%
2,277,891	Janus Cash Liquidity Fund LLC, 0%£ (cost $2,277,891)	2,277,891

Total Investments (cost $14,818,107) – 100%		$14,673,330

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(3,774)

Net Assets – 100.0%		$14,669,556

(1)	Formerly named Janus Real Return Allocation Fund.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$69,125	0.5%
Canada	112,475	0.8%
Ireland	309,212	2.1%
Luxembourg	125,721	0.8%
United Kingdom	107,473	0.7%
United States††	13,949,324	95.1%

Total	$14,673,330	100.0%

††	Includes Cash Equivalents of 15.5%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income Fund | 11

Notes to Schedule of Investments and Other Information

Barclays U.S. TIPS Index	The Barclays U.S. Government Inflation-Linked Bond Index also known as the Barclays U.S. TIPS Index measures the performance of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500M or more.

Barclays U.S. 1-5 Year TIPS Index	The Barclays U.S. Government Inflation-Linked Bond Index also known as the Barclays U.S. TIPS Index measures the performance of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market. The index includes TIPS with one to 5 years remaining maturity with total outstanding issue size of $500M or more.

Consumer Price Index (CPI) + 2%	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services plus 200 basis points.

Consumer Price Index (CPI) + 4%	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services plus 400 basis points.

L.P.	Limited Partnership

LLC	Limited Liability Company

MTN	Medium Term Note

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2013 is indicated in the table below:

		Value as a % of
Fund	Value	Net Assets

Janus Real Return Fund	$1,700,112	11.6%

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

#	Security is perpetual and thus does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2013.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2013. Except for the value at year end, all other information in the table is for the year ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Real Return Fund
Janus Cash Liquidity Fund LLC	48,859,729	$48,859,729	(54,018,227)	$(54,018,227)	$–	$4,723	$2,277,891

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Real Return Fund
Common Stock	$76,323	$–	$–
Corporate Bonds	–	9,974,674	–
Preferred Stock	–	159,771	–
U.S. Treasury Notes/Bonds	–	2,184,671	–
Money Market	–	2,277,891	–
Total Investments in Securities	$76,323	$14,597,007	$–

12 | JUNE 30, 2013

Statement of Assets and Liabilities

As of June 30, 2013	Janus Real
(all numbers in thousands except net asset value per share)	Return Fund(1)

Assets:
Investments at cost	$14,818
Unaffiliated investments at value	$12,395
Affiliated investments at value	2,278
Receivables:
Investments sold	36
Dividends	1
Due from adviser	28
Foreign dividend tax reclaim	–
Interest	133
Non-interested Trustees’ deferred compensation	–
Total Assets	14,871
Liabilities:
Payables:
Investments purchased	110
Fund shares repurchased	5
Administrative services fees	1
Distribution fees and shareholder servicing fees	3
Administrative, networking and omnibus fees	1
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	80
Total Liabilities	201
Net Assets	$14,670
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$15,288
Undistributed net investment gain*	–
Undistributed net realized loss from investments and foreign currency transactions*	(473)
Unrealized depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(145)
Total Net Assets	$14,670
Net Assets - Class A Shares	$2,054
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	213
Net Asset Value Per Share(2)	$9.64
Maximum Offering Price Per Share(3)	$10.12
Net Assets - Class C Shares	$1,978
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	206
Net Asset Value Per Share(2)	$9.59
Net Assets - Class D Shares	$4,431
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	459
Net Asset Value Per Share	$9.65
Net Assets - Class I Shares	$2,195
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	229
Net Asset Value Per Share	$9.59
Net Assets - Class S Shares	$1,984
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	206
Net Asset Value Per Share	$9.65
Net Assets - Class T Shares	$2,028
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	211
Net Asset Value Per Share	$9.61

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Real Return Allocation Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Fixed Income Fund | 13

Statement of Operations

For the year ended June 30, 2013	Janus Real
(all numbers in thousands)	Return Fund(1)(2)

Investment Income:
Interest	$297
Dividends	93
Dividends from affiliate	5
Foreign tax withheld	(8)
Total Investment Income	387
Expenses:
Advisory fees	140
Shareholder reports expenses	24
Transfer agent fees and expenses	4
Registration fees	69
Custodian fees	71
Professional fees	92
Non-interested Trustees’ fees and expenses	2
Accounting Agent fees	65
Fund administration fees	71
Administrative services fees - Class D Shares	6
Administrative services fees - Class S Shares	1
Administrative services fees - Class T Shares	1
Distribution fees and shareholder servicing fees - Class A Shares	8
Distribution fees and shareholder servicing fees - Class C Shares	32
Distribution fees and shareholder servicing fees - Class S Shares	8
Administrative, networking and omnibus fees - Class A Shares	–
Administrative, networking and omnibus fees - Class C Shares	–
Administrative, networking and omnibus fees - Class I Shares	–
Other expenses	8
Total Expenses	602
Expense and Fee Offset	–
Less: Excess Expense Reimbursement	(354)
Net Expenses after Waivers and Expense Offsets	248
Net Investment Income	139
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	2,633
Net realized loss from futures contracts	(741)
Net realized loss from swap contracts	(1,746)
Net realized gain from options contracts	8
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,520)
Change in unrealized net appreciation/(depreciation) of futures contracts	247
Change in unrealized net appreciation/(depreciation) of swap contracts	1,938
Change in unrealized net appreciation/(depreciation) of written option contracts	(3)
Net Gain on Investments	816
Net Increase in Net Assets Resulting from Operations	$955

(1)	Formerly named Janus Real Return Allocation Fund.
(2)	Includes the accounts of Janus Real Return Fund and the Subsidiary. See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

14 | JUNE 30, 2013

Statements of Changes in Net Assets

	Janus Real
For each year ended June 30	Return Fund(1)(2)
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$139	$482
Net realized gain from investment and foreign currency transactions	154	(1,015)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	662	(838)
Net Increase in Net Assets Resulting from Operations	955	(1,371)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(20)	(29)
Class C Shares	(6)	(20)
Class D Shares	(39)	(30)
Class I Shares	(36)	(31)
Class S Shares	(16)	(25)
Class T Shares	(28)	(28)
Net realized gain/(loss) from investment transactions*
Class A Shares	–	(35)
Class C Shares	–	(33)
Class D Shares	–	(39)
Class I Shares	–	(35)
Class S Shares	–	(33)
Class T Shares	–	(34)
Return of Capital
Class A Shares	(12)	N/A
Class C Shares	(3)	N/A
Class D Shares	(22)	N/A
Class I Shares	(20)	N/A
Class S Shares	(9)	N/A
Class T Shares	(16)	N/A
Net Decrease from Dividends and Distributions	(227)	(372)
Capital Share Transactions:
Shares Sold
Class A Shares	59	1,243
Class C Shares	37	42
Class D Shares	2,001	1,624
Class I Shares	137	174
Class S Shares	5	1
Class T Shares	296	158
Reinvested Dividends and Distributions
Class A Shares	32	64
Class C Shares	9	54
Class D Shares	60	69
Class I Shares	56	65
Class S Shares	25	59
Class T Shares	44	62
Shares Repurchased
Class A Shares	(4,927)	(901)
Class C Shares	(4,588)	(11)
Class D Shares	(5,383)	(709)
Class I Shares	(4,762)	(120)
Class S Shares	(4,583)	–
Class T Shares	(4,974)	(44)
Net Increase/(Decrease) from Capital Share Transactions	(26,456)	1,830
Net Increase/(Decrease) in Net Assets	(25,728)	87
Net Assets:
Beginning of period	40,398	40,311
End of period	$14,670	$40,398
Undistributed Net Investment Income*	$–	$16

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Real Return Allocation Fund.
(2)	Includes the accounts of Janus Real Return Fund and the Subsidiary. See Note 1 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income Fund | 15

Financial Highlights

Class A Shares

For a share outstanding during each year ended June 30 and the	Janus Real Return Fund(1)
period ended June 30, 2011	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$9.55	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.17	0.01	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.07	(0.32)	(0.09)
Total from Investment Operations	0.24	(0.31)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.09)	(0.04)	–
Distributions (from capital gains)*	–	(0.05)	–
Return of capital	(0.06)	N/A	N/A
Total Distributions and Other	(0.15)	(0.09)	–
Net Asset Value, End of Period	$9.64	$9.55	$9.95
Total Return**	2.48%	(3.09)%	(.50)%
Net Assets, End of Period (in thousands)	$2,054	$6,759	$6,660
Average Net Assets for the Period (in thousands)	$3,351	$6,973	$6,635
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.71%	2.25%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.15%	1.26%(3)	1.27%
Ratio of Net Investment Income to Average Net Assets***	0.60%	1.24%	3.21%
Portfolio Turnover Rate	112%(4)	45%	6%^

Class C Shares

For a share outstanding during each year ended June 30 and the	Janus Real Return Fund(1)
period ended June 30, 2011	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$9.48	$9.94	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.10)	(0.05)	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.26	(0.33)	(0.09)
Total from Investment Operations	0.16	(0.38)	(0.06)
Less Distributions and Other:
Dividends (from net investment income)*	(0.03)	(0.03)	–
Distributions (from capital gains)*	–	(0.05)	–
Return of capital	(0.02)	N/A	N/A
Total Distributions and Other	(0.05)	(0.08)	–
Net Asset Value, End of Period	$9.59	$9.48	$9.94
Total Return**	1.64%	(3.80)%	(.60)%
Net Assets, End of Period (in thousands)	$1,978	$6,400	$6,627
Average Net Assets for the Period (in thousands)	$3,182	$6,492	$6,616
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.52%	2.95%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.90%	2.01%(5)	2.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.16)%	0.51%	2.46%
Portfolio Turnover Rate	112%(4)	45%	6%^

*	See Note 5 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named Janus Real Return Allocation Fund. The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012. See Note 1 in Notes to Financial Statements.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.26% in 2012 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 2.01% in 2012 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

16 | JUNE 30, 2013

Class D Shares

For a share outstanding during each year ended June 30 and the	Janus Real Return Fund(1)
period ended June 30, 2011	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$9.56	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.18	0.03	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.07	(0.33)	(0.09)
Total from Investment Operations	0.25	(0.30)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.10)	(0.04)	–
Distributions (from capital gains)*	–	(0.05)	–
Return of capital	(0.06)	N/A	N/A
Total Distributions and Other	(0.16)	(0.09)	–
Net Asset Value, End of Period	$9.65	$9.56	$9.95
Total Return**	2.59%	(3.02)%	(.50)%
Net Assets, End of Period (in thousands)	$4,431	$7,632	$6,954
Average Net Assets for the Period (in thousands)	$4,876	$7,558	$6,832
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.98%	2.25%	5.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	1.14%(3)	1.25%
Ratio of Net Investment Income to Average Net Assets***	0.97%	1.40%	3.24%
Portfolio Turnover Rate	112%(4)	45%	6%^

Class I Shares

For a share outstanding during each year ended June 30 and the	Janus Real Return Fund(1)
period ended June 30, 2011	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$9.57	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.27	0.04	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.00	(0.33)	(0.10)
Total from Investment Operations	0.27	(0.29)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.16)	(0.04)	–
Distributions (from capital gains)*	–	(0.05)	–
Return of capital	(0.09)	N/A	N/A
Total Distributions and Other	(0.25)	(0.09)	–
Net Asset Value, End of Period	$9.59	$9.57	$9.95
Total Return**	2.77%	(2.86)%	(.50)%
Net Assets, End of Period (in thousands)	$2,195	$6,650	$6,797
Average Net Assets for the Period (in thousands)	$3,457	$6,738	$6,658
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.47%	1.93%	5.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.90%	1.01%(5)	1.02%
Ratio of Net Investment Income to Average Net Assets***	0.89%	1.50%	3.47%
Portfolio Turnover Rate	112%(4)	45%	6%^

*	See Note 5 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named Janus Real Return Allocation Fund. The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012. See Note 1 in Notes to Financial Statements.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.14% in 2012 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.01% in 2012 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Fixed Income Fund | 17

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each year ended June 30 and the	Janus Real Return Fund(1)
period ended June 30, 2011	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$9.53	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.13	–	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.11	(0.33)	(0.09)
Total from Investment Operations	0.24	(0.33)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.08)	(0.04)	–
Distributions (from capital gains)*	–	(0.05)	–
Return of capital	(0.04)	N/A	N/A
Total Distributions and Other	(0.12)	(0.09)	–
Net Asset Value, End of Period	$9.65	$9.53	$9.95
Total Return**	2.51%	(3.33)%	(.50)%
Net Assets, End of Period (in thousands)	$1,984	$6,412	$6,632
Average Net Assets for the Period (in thousands)	$3,207	$6,502	$6,618
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.70%	2.43%	5.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%	1.45%(3)	1.52%
Ratio of Net Investment Income to Average Net Assets***	0.56%	1.07%	2.96%
Portfolio Turnover Rate	112%(4)	45%	6%^

Class T Shares

For a share outstanding during each year ended June 30 and the	Janus Real Return Fund(1)
period ended June 30, 2011	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$9.55	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.22	0.02	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.04	(0.33)	(0.09)
Total from Investment Operations	0.26	(0.31)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.04)	–
Distributions (from capital gains)*	–	(0.05)	–
Return of capital	(0.07)	N/A	N/A
Total Distributions and Other	(0.20)	(0.09)	–
Net Asset Value, End of Period	$9.61	$9.55	$9.95
Total Return**	2.76%	(3.09)%	(.50)%
Net Assets, End of Period (in thousands)	$2,028	$6,545	$6,641
Average Net Assets for the Period (in thousands)	$3,323	$6,633	$6,623
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.48%	2.17%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	1.20%(5)	1.27%
Ratio of Net Investment Income to Average Net Assets***	0.83%	1.31%	3.21%
Portfolio Turnover Rate	112%(4)	45%	6%^

*	See Note 5 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named Janus Real Return Allocation Fund. The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012. See Note 1 in Notes to Financial Statements.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.45% in 2012 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
(5)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.20% in 2012 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

18 | JUNE 30, 2013

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization And Significant Accounting Policies

Janus Real Return Fund (formerly named Janus Real Return Allocation Fund) (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Janus Real Return Subsidiary, Ltd. was a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) until its liquidation and conclusion of operations effective October 15, 2012. The Fund’s Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights include the accounts of both Janus Real Return Fund and the Subsidiary. The financial statements include information for the year ended June 30, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in income-producing securities. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith

Janus Fixed Income Fund | 19

Notes to Financial Statements (continued)

under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Effective November 1, 2012, dividends of net investment income are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed annually. Prior to November 1, 2012, the Fund declared and distributed dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Fund’s tax

20 | JUNE 30, 2013

positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing

Janus Fixed Income Fund | 21

Notes to Financial Statements (continued)

information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the year.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally

22 | JUNE 30, 2013

decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Commodity-Linked Investments
The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). Prior to October 15, 2012, the Fund sought to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which was generally subject to the same investment policies and restrictions of the Fund. The Subsidiary invested in commodity-linked investments and other investments which served as margin or collateral for the Subsidiary’s derivative positions. Such exposure subjected the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

The Fund does not require the counterparty to post collateral for forward currency contracts; however, the Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations, equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as

Janus Fixed Income Fund | 23

Notes to Financial Statements (continued)

realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments. Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value.” Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

24 | JUNE 30, 2013

Written option activity for the year ended June 30, 2013 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Options outstanding at June 30, 2012	–	$–
Options written	7,300	2,359
Options closed	(7,300)	(2,359)
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2013	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Options outstanding at June 30, 2012	137	$6,486
Options written	–	–
Options closed	–	–
Options expired	(137)	(6,486)
Options exercised	–	–

Options outstanding at June 30, 2013	–	$–

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Fund are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses of the Fund are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations.

Various types of swaps such as credit default (funded and unfunded), interest rate and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fund is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Fund’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for credit default swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of

Janus Fixed Income Fund | 25

Notes to Financial Statements (continued)

the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2013. There were no derivatives held by the Fund at June 30, 2013.

The effect of Derivative Instruments on the Statement of Operations for the year ended June 30, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives Not Accounted for as Hedging Instruments	Futures	Swaps	Options	Contracts	Total

Commodity-Linked Contracts	$(224,130)	$–	$–	$–	$(224,130)

Credit Contracts	–	34,358	–	–	34,358

Currency Contracts	(128,174)	–	–	–	(128,174)

Equity Contracts	(484,927)	241,373	8,232	–	(235,322)

Foreign Exchange Contracts	–	–	–	471	471

Interest Rate Contracts	96,613	(2,021,389)	–	–	(1,924,776)

Total	$(740,618)	$(1,745,658)	$8,232	$471	$(2,477,573)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives Not Accounted for as Hedging Instruments	Futures	Swaps	Options	Contracts	Total

Commodity-Linked Contracts	$35,365	$–	$–	$–	$35,365

Credit Contracts	–	(27,001)	–	–	(27,001)

Currency Contracts	31,709	–	–	–	31,709

Equity Contracts	171,724	(41,347)	(3,363)	–	127,014

Foreign Exchange Contracts	–	–	–	(813)	(813)

Interest Rate Contracts	7,944	2,006,020	–	–	2,013,964

Total	$246,742	$1,937,672	$(3,363)	$(813)	$2,180,238

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The effect of derivatives on the Statement of Operations is indicative of the Fund’s volume through October 15, 2012. Subsequent to October 15, 2012, the Fund has not held derivatives.

3.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment

26 | JUNE 30, 2013

management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Investment in Subsidiary
To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. Until October 15, 2012, the Fund sought to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary, which was generally subject to the same investment policies and restrictions of the Fund. The Subsidiary invested in commodity index-linked swaps, commodity futures, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary also invested in fixed-income securities and other investments which served as margin or collateral for the Subsidiary’s derivatives positions. The Fund could invest up to 25% of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary was treated as ordinary income to the Fund. Janus Capital was the adviser to the Subsidiary and Armored Wolf, LLC (“Armored Wolf”) was the Subsidiary’s subadviser. The Subsidiary was not subject to U.S. laws (including securities laws) and their protections. The Subsidiary was subject to the laws of a foreign jurisdiction. The Fund applied for a private letter ruling confirming, among other things, that income produced by the Fund’s investment in the Subsidiary and that income from certain commodity-related investments constitutes qualifying income to the Fund.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like

Janus Fixed Income Fund | 27

Notes to Financial Statements (continued)

entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. There were no restricted securities held by the Fund at June 30, 2013.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions With Affiliates

Effective October 15, 2012, the Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate). The rate shown is a fixed rate based on the Fund’s average daily net assets.

		Contractual
		Investment
	Average Daily Net	Advisory Fee
Fund	Assets of the Fund	% (annual rate)

Janus Real Return Fund	First $1 Billion	0.55
	Next $4 Billion	0.53
	Over $5 Billion	0.50

Prior to October 15, 2012, the Fund and the Subsidiary each paid Janus Capital an investment advisory fee which was calculated daily and paid monthly. The following table reflected the Fund’s contractual investment advisory fee rate (expressed as an annual rate). The rate shown was a fixed rate based on the Fund’s average daily net assets.

		Contractual
		Investment
	Average Daily Net	Advisory Fee
Fund	Assets of the Fund	% (annual rate)

Janus Real Return Fund	First $3 Billion	0.75
	Over $3 Billion	0.72

Until October 15, 2012, Janus Capital contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary.

Until October 15, 2012, Armored Wolf served as a subadviser to the Fund and to the Subsidiary, and provided advisory services to the Fund related to inflation-linked securities, emerging market debt, commodity-linked investments and participated in overall investment category allocation determinations. Armored Wolf no longer serves as subadviser to the Fund.

Janus Capital has agreed to reimburse the Fund until at least November 1, 2013 by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. Amounts reimbursed to the Fund by Janus Capital

28 | JUNE 30, 2013

are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

New
	Expense Limit (%)	Previous
	(October 15, 2012	Expense Limit (%)
Fund	to Present)	(until October 15, 2012)

Janus Real Return Fund	0.76	1.00

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, that was effective at commencement of operations, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires May 13, 2014. For the year ended June 30, 2013, total reimbursement by Janus Capital was $354,134 for the Fund. As of June 30, 2013, the aggregate amount of recoupment that may potentially be made to Janus Capital is $989,048.

State Street Bank and Trust Company (“State Street”) provides certain accounting services to the Fund and the Subsidiary as part of the custodial and fund accounting arrangement, including calculating the daily NAV of each share class and certain compliance-related functions. State Street also provides certain administration services to the Fund, including services related to the Fund’s audit, tax, and reporting obligations, pursuant to an Agreement with the Trust, on behalf of the Fund. As compensation for such services, the Fund pays State Street a flat fee. Janus Capital serves as administrator to the Fund. With respect to other administration services, such as recordkeeping, and state monitoring and registration functions, Janus Capital does not receive any compensation for these services but may be reimbursed for out-of-pocket expenses by the Fund. Additionally, the Subsidiary had entered into separate agreements with State Street related to custodian, accounting, and transfer agency services related to the Subsidiary. Compensation to State Street for such services was indirectly borne by the Fund.

Effective July 1, 2013, Janus Capital replaced State Street Bank and Trust Company to perform for the Fund certain administration functions previously performed by State Street Bank and Trust Company, such as calculating the NAV of each share class and performing certain other audit-related functions, maintaining certain books and records, and performing tax services.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services

Janus Fixed Income Fund | 29

Notes to Financial Statements (continued)

incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $243,941 were paid to a Trustee under the Deferred Plan during the year ended June 30, 2013.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $487,826 was paid by the Trust to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2013. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. The sales charge was reduced effective October 15, 2012 from 5.75% to 4.75%. During the year ended June 30, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Real Return Fund	$363

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. There were no CDSCs paid by redeeming shareholders of Class C Shares to Janus Distributors during the year ended June 30, 2013.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Fund could

30 | JUNE 30, 2013

have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC currently is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

Janus Capital or an affiliate invested and/or redeemed seed capital during the year ended June 30, 2013, as indicated in the following table.

	Seed Capital		Date of	Seed Capital
	at 6/30/12	Redemptions	Redemptions	at 6/30/13

Janus Real Return Fund – Class A Shares	$6,666,666	$(4,688,830)	8/30/12 – 10/15/12	$1,977,836
Janus Real Return Fund – Class C Shares	6,666,666	(4,736,022)	8/30/12 – 10/15/12	$1,930,644
Janus Real Return Fund – Class D Shares	6,666,667	(4,680,191)	8/30/12 – 10/15/12	$1,986,476
Janus Real Return Fund – Class I Shares	6,666,667	(4,675,109)	8/30/12 – 10/15/12	$1,991,558
Janus Real Return Fund – Class S Shares	6,666,667	(4,702,954)	8/30/12 – 10/15/12	$1,963,713
Janus Real Return Fund – Class T Shares	6,666,667	(4,688,520)	8/30/12 – 10/15/12	$1,978,147

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives, foreign currency contract adjustments, and foreign subsidiary income. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Real Return Fund	$–	$–	$(458,182)	$–	$–	$33	$(160,066)

Accumulated capital losses noted below represented net capital loss carryovers, as of June 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule			Accumulated
For the year ended June 30, 2013	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Real Return Fund	$458,182	$–	$458,182

During the year ended June 30, 2013, the following capital loss carryover was utilized by the Fund:

Capital Loss
Fund	Carryover Utilized

Janus Real Return Fund	$–

Janus Fixed Income Fund | 31

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, and investments in options, forward foreign currency and futures contracts, and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Real Return Fund	$14,833,396	$30,943	$(191,009)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, income reversals of the Subsidiary, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended June 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Real Return Fund	$143,901	$–	$82,764	$–

For the year ended June 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Real Return Fund	$163,689	$209,626	$–	$–

32 | JUNE 30, 2013

6.	Capital Share Transactions

	Janus
	Real Return
For each year ended June 30	Fund
(all numbers in thousands)	2013	2012

Transactions in Fund Shares – Class A Shares:
Shares Sold	6	125
Reinvested dividends and distributions	3	7
Shares repurchased	(504)	(93)
Net Increase/(Decrease) in Fund Shares	(495)	39
Shares Outstanding, Beginning of Period	708	669
Shares Outstanding, End of Period	213	708
Transactions in Fund Shares – Class C Shares:
Shares Sold	4	4
Reinvested dividends and distributions	1	5
Shares repurchased	(474)	(1)
Net Increase/(Decrease) in Fund Shares	(469)	8
Shares Outstanding, Beginning of Period	675	667
Shares Outstanding, End of Period	206	675
Transactions in Fund Shares – Class D Shares:
Shares Sold	204	165
Reinvested dividends and distributions	6	7
Shares repurchased	(549)	(73)
Net Increase/(Decrease) in Fund Shares	(339)	99
Shares Outstanding, Beginning of Period	798	699
Shares Outstanding, End of Period	459	798
Transactions in Fund Shares – Class I Shares:
Shares Sold	14	17
Reinvested dividends and distributions	6	7
Shares repurchased	(486)	(12)
Net Increase/(Decrease) in Fund Shares	(466)	12
Shares Outstanding, Beginning of Period	695	683
Shares Outstanding, End of Period	229	695
Transactions in Fund Shares – Class S Shares:
Shares Sold	–	–
Reinvested dividends and distributions	3	6
Shares repurchased	(470)	–
Net Increase/(Decrease) in Fund Shares	(467)	6
Shares Outstanding, Beginning of Period	673	667
Shares Outstanding, End of Period	206	673
Transactions in Fund Shares – Class T Shares:
Shares Sold	30	16
Reinvested dividends and distributions	5	7
Shares repurchased	(509)	(5)
Net Increase/(Decrease) in Fund Shares	(474)	18
Shares Outstanding, Beginning of Period	685	667
Shares Outstanding, End of Period	211	685

Janus Fixed Income Fund | 33

Notes to Financial Statements (continued)

7.	Purchases and Sales of Investment Securities

For the year ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Real Return Fund	$20,367,521	$38,535,523	$4,139,551	$21,185,810

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Fund’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34 | JUNE 30, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Real Return Fund (formerly known as Janus Real Return Allocation Fund) (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2013 and the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2013

Janus Fixed Income Fund | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

36 | JUNE 30, 2013

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital

Janus Fixed Income Fund | 37

Additional Information (unaudited) (continued)

or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees

38 | JUNE 30, 2013

concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Fixed Income Fund | 39

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and each manager’s best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased

40 | JUNE 30, 2013

but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t

Janus Fixed Income Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | JUNE 30, 2013

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2013:

Return of Capital Distributions

Fund

Janus Real Return Fund	$82,764

Dividends Received Deduction Percentage

Fund

Janus Real Return Fund	2%

Qualified Dividend Income

Fund

Janus Real Return Fund	67%

Janus Fixed Income Fund | 43

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Fund’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Portfolios/Funds	Other Directorships
				in Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past Five
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest LLC (strategic social market research company) (since 2003); and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

44 | JUNE 30, 2013

TRUSTEES (continued)

				Number of
				Portfolios/Funds	Other Directorships
				in Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past Five
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (digital communications company).

Janus Fixed Income Fund | 45

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Real Return Fund	5/11-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Real Return Fund	10/12-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

46 | JUNE 30, 2013

Notes

Janus Fixed Income Fund | 47

Notes

48 | JUNE 30, 2013

Notes

Janus Fixed Income Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (07/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42790	125-02-93009 08-13

ANNUAL REPORT

June 30, 2013

Janus Fixed Income & Money Market Funds

Fixed Income
Janus Flexible Bond Fund
Janus Global Bond Fund
Janus High-Yield Fund
Janus Short-Term Bond Fund

Money Market
Janus Government Money Market Fund
Janus Money Market Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Fixed Income & Money Market Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

Economy: Substantive improvement

The U.S. economy is showing signs of real, if uneven, improvement. The market seems obsessed with whether the Federal Reserve (Fed) will taper its bond-buying program by the end of the year, but is not focused on the continued improvement of the overall economy. We would not be surprised to see the Fed begin to taper its quantitative easing (QE) program over the next 12 months, but believe that it will leave short-term interest rates near zero for the foreseeable future. We also believe that global central banks will keep a high level of liquidity in the system. We continue to monitor potential global risk, particularly in China and Japan, but believe both of these concerns will abate in the medium term and that markets will refocus on the recovery.

Equities: Beyond the “wall of worry”

Equity markets have essentially climbed a “wall of worry” over the last six months, including the threat of falling off the fiscal cliff, then the potential impact of the sequester, and finally, concerns over Cyprus. Talking heads claimed these events spelled doomsday for the economy, but the market shrugged off each one and powered on. Now more speculative areas of the market, such as the Russell 2000 Index of U.S. small-capitalization companies, have hit all-time highs. Price/earnings multiples have expanded as stock price appreciation has exceeded the underlying earnings growth of many companies.

We think this is just when investors should be a little more cautious. The recent rally has been driven in part by a belief that the Fed and other central banks will backstop equity markets by pumping liquidity into the system forever. In late June, we got a glimpse of what happens to stock markets when the Fed even hints at taking its foot off the gas: there can be a sell-off.

Our view on the economy and equity markets has not turned negative, just more balanced. Many positives for the economy still exist. For instance, cheaper oil and natural gas in the U.S., along with more competitive labor costs, are creating a manufacturing renaissance. That’s a long-term benefit that could last a decade or longer. The U.S. housing market continues to be strong. In Europe, industrial companies are finally going through a painful restructuring that should right-size their businesses and make them more competitive on a global basis. European banks have also made significant strides in cutting costs and fortifying their balance sheets. But many of these longer-term dynamics already have been priced into stocks, or in other cases, they will take a long time to play out. The challenge as equity investors is to find those companies that can decouple from the economy, control their own destinies, and demonstrate strong growth even in the face of a slow-growth economy.

Fixed Income: Rate risk increases

As the economy gains stronger footing, the Fed will be given the opportunity to slowly remove its overly accommodative policy. While some investors may believe that we’ve seen the end of the bull market in fixed income, we are reminded that since 1980 we have seen 16 periods during which the 10-year Treasury yield rose by more than 100 basis points (1 percentage point). The 30-year bull market has hardly been a straight line up, with nothing but positive returns for fixed income investors – there have been periods of both angst and celebration, with the long-term trend being lower rates.

Making bold calls that the bull market in bonds is over can grab media attention and create fear for fixed-income investors, but the reality is that markets are always in motion and creating opportunities. This environment reminds us of the importance of active versus passive management in fixed income and the importance of capital preservation in uncertain times. While we may be entering a period where interest rates trend higher over the longer term, in the short and medium term there will be new opportunities created by change.

Because we tend to generate the majority of our excess return through security selection, we see this as a time of opportunity. Credit risk (i.e., the risk that borrowers will default) has been relatively low for years due to the excess levels of cash held on corporate balance sheets, and we believe that will continue. A back-up in rates may have the positive effect of lowering fixed income

Janus Fixed Income & Money Market Funds | 1

(unaudited) (continued)

valuations and opening up fresh opportunities for investing at more attractive levels in credits that we believe offer good risk-adjusted return potential.

Sincerely,

Jonathan Coleman, CFA
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | JUNE 30, 2013

Janus Flexible Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Summary

During the one-year period ended June 30, 2013, Janus Flexible Bond Fund’s Class T Shares returned 1.42% compared with -0.69% for the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

Market Environment

The 12 months ended June 30, 2013 were largely characterized by concern about global fiscal policies and their impact on economic growth. Overall, both investment-grade and high-yield corporate credit spreads and mortgage-backed securities (MBS) spreads narrowed during the period. Meanwhile, U.S. Treasury bond yields rose, particularly in the final months of the period as U.S. economic data began to improve.

The period began with concern about slow global economic growth, prompting additional stimulus from major central banks including the U.S. Federal Reserve (Fed), the European Central Bank and the Bank of Japan. Toward the end of calendar year 2012, worries grew about the “fiscal cliff,” a potentially recessionary mix of U.S. spending cuts and tax increases scheduled to take effect in January 2013. However, lawmakers delayed some elements of the fiscal cliff until March 2013, softening the impact, and the Fed continued to reiterate support for the markets via quantitative easing (QE) and near-zero interest rates.

By spring, there were signs that economic growth was improving. The U.S. economy seemed to weather the impact of government spending cuts that took effect in March, and employment data showed strengthening hiring patterns beginning in April. By May, markets were beginning to speculate about the eventual end of the Fed’s QE program, driving up longer-term Treasury yields. Meanwhile, Japan’s attempts to reflate its economy appeared to be having an effect, with signs of improving exports, rising manufacturing activity and increasing capital spending. Europe’s economy showed signs of stabilization, although growth expectations declined for China.

Performance Discussion

Our overweight allocation and security selection within corporate credit, as well as our security selection within MBS, were the top contributors to outperformance during the period. Our yield curve positioning in Treasury securities detracted. Sector contributors were led by noncaptive diversified financial companies, real estate investment trusts (REITs) and banking; top sector detractors included property and casualty insurers, cyclical consumer services and supermarkets.

Overall, we reduced the Fund’s weighting to corporate credit during the period, as we reacted to changing economic and market factors. Corporate credit represented 47.4% of holdings as of June 30, 2013, down from 56.5% a year earlier, as we opportunistically realized gains and lowered the Fund’s risk profile at various points during the 12 months, including reducing duration and increasing our Treasury weighting. However, we remain bullish on corporate credit in general, and are still significantly overweight to credit compared with the benchmark. We increased exposure to high-yield credit.

Consistent with our process of closely monitoring company fundamentals to drive our allocation decisions, we periodically seek to reduce the Fund’s risk profile. With that goal, we increased U.S. Treasury exposure at various points during the period. At the end of June 2013, our allocation to U.S. Treasury securities was 22.5%, compared with 19.3% a year earlier. We also shifted investment toward the shorter end of the yield curve with the goal to help preserve capital in the face of a potential rise in interest rates. However, our yield curve positioning in Treasurys detracted from relative performance during the period. While we held an underweight allocation to Treasury securities compared with the benchmark, our Treasury duration (i.e., our sensitivity to rising interest rates) was modestly longer until roughly mid-May.

Janus Fixed Income & Money Market Funds | 3

Janus Flexible Bond Fund (unaudited)

Our MBS selection also was beneficial to performance, in particular our preference for prepayment-protected, higher-coupon MBS. We have sought to avoid the type of MBS that the Fed has been buying through its $40-billion-per-month MBS purchase program, part of its current QE program. This helped the Fund avoid much of the market volatility sparked by the question of when the Fed might taper QE. During the period we added to our position in higher-coupon MBS, which we view as an attractive risk-adjusted spread alternative to corporate credit. At the end of June 2013, our allocation to MBS was 23.7%, up from 17.1% a year earlier. However, we remain underweight to MBS versus the benchmark.

Given that interest rates rose, our small allocation to bank loans, which are designed to reset based on short-term interest rates, contributed to performance. Our security selection within commercial mortgage-backed securities (CMBS) also was a positive contributor, along with our preferred stock holdings.

Credit Contributors to Performance

Contributors were led by American International Group (AIG), an international insurer that offers property and casualty insurance, life insurance and retirement services. Over the past few years, AIG has simplified itself and transformed its balance sheet by selling noncore assets and deleveraging its capital structure. During the period AIG finished repaying all of the $182 billion owed to the U.S. government from the company’s bailout during the 2007-2008 financial crisis. We believe its core business units are on strong footing, and that AIG remains focused on reducing high-cost debt and improving its ratings.

General Electric Capital Corp., which provides financing, mortgage and insurance services, also contributed. GE Capital has undergone a significant balance sheet transformation since the 2007-2008 financial crisis, making significant strides in reducing leverage, increasing reserves, cutting reliance on short-term funding and improving capital. Its management team has been committed to reducing the size of the company, which should reduce debt outstanding and improve the quality of its balance sheet.

Another top contributor was Goodman Funding, a REIT with industrial properties in Australia, New Zealand, the UK, Asia and Europe. Goodman’s operating performance was stronger than expected during the 12-month period; its European portfolio, in particular, outperformed expectations. Goodman also raised equity during the period for growth, which was viewed as positive for its corporate credit. We have favored Goodman for its high-quality asset base and focus on keeping leverage low.

Credit Detractors from Performance

Diversified holding company Loews Corp. detracted, partly because we held longer-duration securities, which tend to perform relatively worse when interest rates rise, as they did during the year. Loews’ subsidiaries are involved in businesses including commercial property and casualty insurance, offshore drilling, and hotels and resorts.

ADT Corp. also detracted, again largely because we held longer-duration securities that were affected by rising rates in the latter part of the period. ADT, which provides home security monitoring services, spun off from Tyco International in 2012. We find the business model attractive, as the company has long-term contracts that provide stability of earnings and free cash flow. Consumers have been adopting its new home automation package, ADT Pulse, which we believe should help boost earnings and lead to gradual deleveraging of the company’s capital structure over time.

Citigroup also detracted, largely because we were underweight to the credit compared with the benchmark. Citigroup is a diversified financial services holding company. It has been proactive in selling non-core businesses, focusing on long-term debt reduction and growing its loan book in international markets, all of which are supportive of potentially higher levels of profitability and liquidity.

Outlook

Over the past few years, the Fed’s unconventional monetary policies have suppressed U.S. Treasury rates to unprecedented lows in an effort to stimulate economic growth. Recent U.S. economic data reflects modest acceleration that may give the Fed the support it needs to begin tapering quantitative easing. However, we still believe the Fed will leave short-term interest rates unchanged for an extended period.

While some investors may believe that rates will continue to move higher from here and that we’ve seen the end of the bull market in fixed income, it’s important to recognize that the impact of rising rates will not be uniform across all fixed income securities. In our view, the biggest effect is likely to be on securities with 10 or more years to maturity. We view that segment of the yield curve as containing the greatest potential for capital loss and the greatest volatility. We have reduced exposure to longer-duration securities in an effort to buffer the effect of rising rates. Some corporate credit names tend to be more

4 | JUNE 30, 2013

(unaudited)

sensitive to interest rate changes than others, and we have reduced our exposure to those, as well. We also continue to look for opportunities in products that have served in the past as alternatives to government bonds and corporate credit, including bank loans and agency MBS.

Security selection in fixed income has become extremely important, in our view, as valuations have become stretched due to investors’ search for yield and the growing risk of higher interest rates. In this environment, we believe that preservation of capital must take priority over aggressive return seeking. This is not to say that great opportunities have disappeared from the fixed income market – they have not, and we are still finding some – but the universe of securities to select from today is much narrower than it has been over the last four years. Fortunately, a back-up in rates may have the positive effect of lowering fixed income valuations and opening up fresh opportunities for investing at more attractive levels in credits that we believe offer the potential for good risk-adjusted returns.

Because we have tended to generate the majority of our excess return through security selection, we see this as a time of great opportunity. Credit risk (i.e., the risk that borrowers will default) has been relatively low for years due to the excess levels of cash held on corporate balance sheets, and we believe that will continue. We believe returns this year will be significantly influenced not just by what we own, but by what we have chosen not to own: There are many securities that offer what we view as asymmetric risk profiles, with greater downside risk exposure, and we intend to steer around them. In our view, the key to success for the remainder of the year will be driving performance through security selection while navigating interest-rate volatility.

On behalf of each member of our investment team, thank you for your investment in the Janus Flexible Bond Fund. We appreciate your entrusting us with your assets and look forward to continuing to serve your investment needs.

Janus Fixed Income & Money Market Funds | 5

Janus Flexible Bond Fund (unaudited)

Janus Flexible Bond Fund At A Glance

Fund Profile
June 30, 2013

Weighted Average Maturity	6.9 Years
Average Effective Duration*	4.6 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	2.12%
With Reimbursement	2.12%
Class A Shares at MOP
Without Reimbursement	2.02%
With Reimbursement	2.02%
Class C Shares***
Without Reimbursement	1.32%
With Reimbursement	1.32%
Class D Shares
Without Reimbursement	2.30%
With Reimbursement	2.30%
Class I Shares
Without Reimbursement	2.42%
With Reimbursement	2.39%
Class N Shares
Without Reimbursement	2.45%
With Reimbursement	2.45%
Class R Shares
Without Reimbursement	1.70%
With Reimbursement	1.70%
Class S Shares
Without Reimbursement	1.94%
With Reimbursement	1.94%
Class T Shares
Without Reimbursement	2.21%
With Reimbursement	2.21%
Number of Bonds/Notes	375

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Fixed Income Securities)
June 30, 2013

AAA	0.5%
AA	47.6%
A	8.2%
BBB	25.8%
BB	12.2%
B	1.6%
CCC	0.2%
Other	3.9%

†	Bond ratings provided by Standard & Poor’s. Not rated securities are not rated by S&P but may be rated by other rating agencies. Bond ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2013

Asset Allocation – (% of Net Assets)
As of June 30, 2013

6 | JUNE 30, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013					Expense Ratios – per the October 26, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Flexible Bond Fund – Class A Shares

NAV	1.45%	7.26%	5.46%	7.32%	0.77%

MOP	–3.36%	6.23%	4.95%	7.12%

Janus Flexible Bond Fund – Class C Shares

NAV	0.65%	6.48%	4.74%	6.63%	1.55%

CDSC	–0.32%	6.48%	4.74%	6.63%

Janus Flexible Bond Fund – Class D Shares(1)	1.61%	7.41%	5.54%	7.35%	0.59%

Janus Flexible Bond Fund – Class I Shares	1.66%	7.32%	5.50%	7.33%	0.55%

Janus Flexible Bond Fund – Class N Shares	1.77%	7.32%	5.50%	7.33%	0.46%

Janus Flexible Bond Fund – Class R Shares	1.02%	6.82%	5.03%	6.92%	1.20%

Janus Flexible Bond Fund – Class S Shares	1.26%	7.07%	5.27%	7.17%	0.95%

Janus Flexible Bond Fund – Class T Shares	1.42%	7.32%	5.50%	7.33%	0.70%

Barclays U.S. Aggregate Bond Index	–0.69%	5.19%	4.52%	6.97%**

Morningstar Quartile – Class T Shares	2nd	1st	1st	1st

Morningstar Ranking – based on total returns for Intermediate-Term Bond Funds	407/1,236	141/1,065	125/952	31/263

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 7

Janus Flexible Bond Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 7, 1987.
**	The Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.
(1)	Closed to new investors.

8 | JUNE 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$983.70	$3.74	$1,000.00	$1,021.03	$3.81	0.76%

Class C Shares	$1,000.00	$979.80	$7.66	$1,000.00	$1,017.06	$7.80	1.56%

Class D Shares	$1,000.00	$984.50	$2.95	$1,000.00	$1,021.82	$3.01	0.60%

Class I Shares	$1,000.00	$984.70	$2.71	$1,000.00	$1,022.07	$2.76	0.55%

Class N Shares	$1,000.00	$985.20	$2.17	$1,000.00	$1,022.61	$2.21	0.44%

Class R Shares	$1,000.00	$981.80	$5.65	$1,000.00	$1,019.09	$5.76	1.15%

Class S Shares	$1,000.00	$982.80	$4.62	$1,000.00	$1,020.13	$4.71	0.94%

Class T Shares	$1,000.00	$983.10	$3.34	$1,000.00	$1,021.42	$3.41	0.68%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 9

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 3.2%
$10,215,000	AmeriCredit Automobile Receivables Trust 3.3800%, 4/9/18	$10,428,912
15,244,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	15,134,228
11,404,625	Beacon Container Finance LLC 3.7200%, 9/20/27 (144A)	11,371,461
10,552,000	Commercial Mortgage Pass Through Certificates 3.4244%, 3/10/31 (144A)	10,128,833
3,530,000	Commercial Mortgage Trust 5.6500%, 12/10/49	3,608,896
22,129,000	Commercial Mortgage Trust 5.8670%, 12/10/49‡	23,705,957
20,149,076	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	16,629,234
7,446,000	FREMF Mortgage Trust 2.8037%, 5/25/19 (144A),‡	7,485,397
4,679,000	GS Mortgage Securities Corp. II 2.9540%, 11/5/22 (144A)	4,352,733
14,049,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	12,012,499
12,256,000	GS Mortgage Securities Corp. II 2.7982%, 11/8/29 (144A),‡	12,231,218
5,829,000	GS Mortgage Securities Corp. II 3.7982%, 11/8/29 (144A),‡	5,678,303
6,423,000	GS Mortgage Securities Corp. Trust 3.7706%, 1/10/18 (144A),‡	6,312,948
8,023,000	GS Mortgage Securities Corp. Trust 3.5510%, 4/10/34 (144A),‡	7,899,470
4,700,000	JPMorgan Chase Commercial Mortgage Securities Trust 3.9340%, 4/15/30 (144A),‡	4,637,730
6,243,000	Santander Drive Auto Receivables Trust 2.5200%, 9/15/16	6,164,357
2,129,000	Santander Drive Auto Receivables Trust 3.6400%, 5/15/18	2,174,925
6,185,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	6,238,036
16,984,000	Wachovia Bank Commercial Mortgage Trust 5.3830%, 12/15/43	17,904,261
11,367,000	Wachovia Bank Commercial Mortgage Trust 5.5910%, 4/15/47‡	12,047,042

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $201,115,614)		196,146,440

Bank Loans – 1.9%
Casino Hotels – 0.4%
23,047,185	MGM Resorts International 3.5000%, 12/20/19‡	22,874,331
Hotels and Motels – 1.2%
10,000,000	Hilton Hotels Corp. 0%, 11/12/15(a),‡	9,800,000
62,677,233	Hilton Hotels Corp. 4.1930%, 11/12/15‡	61,658,728
		71,458,728
Metal – Iron – 0.1%
9,826,743	FMG Resources (August 2006) Pty, Ltd. 5.2500%, 10/18/17‡	9,760,707
Pharmaceuticals – 0.2%
11,386,269	Quintiles Transnational Corp. 4.5000%, 6/8/18‡	11,372,036

Total Bank Loans (cost $116,454,051)		115,465,802

Corporate Bonds – 47.4%
Aerospace and Defense – Equipment – 0.5%
12,259,000	Exelis, Inc. 4.2500%, 10/1/16	12,925,412
5,299,000	Exelis, Inc. 5.5500%, 10/1/21	5,383,169
10,514,000	TransDigm, Inc. 7.7500%, 12/15/18	11,065,985
		29,374,566
Airlines – 0.2%
3,827,000	Southwest Airlines Co. 5.2500%, 10/1/14	4,006,000
10,517,000	Southwest Airlines Co. 5.1250%, 3/1/17	11,338,020
		15,344,020
Automotive – Cars and Light Trucks – 0.1%
5,932,000	Jaguar Land Rover Automotive PLC 5.6250%, 2/1/23 (144A)	5,754,040
Beverages – Wine and Spirits – 0%
2,844,000	Constellation Brands, Inc. 3.7500%, 5/1/21	2,662,695
Broadcast Services and Programming – 0.3%
16,000,000	A&E Communications – Private Placement 3.6300%, 8/22/22§	16,108,640
Building – Residential and Commercial – 0.4%
6,755,000	D.R. Horton, Inc. 4.7500%, 5/15/17	6,974,537
2,188,000	D.R. Horton, Inc. 4.3750%, 9/15/22	2,078,600
4,969,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	5,201,157
4,730,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	4,942,850
3,236,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	3,009,480
		22,206,624
Building Products – Cement and Aggregate – 0.3%
11,956,000	Hanson, Ltd. 6.1250%, 8/15/16	12,942,370
3,342,000	Vulcan Materials Co. 7.0000%, 6/15/18	3,626,070
		16,568,440
Casino Hotels – 0.4%
6,573,000	MGM Resorts International 6.6250%, 7/15/15	7,008,461

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Casino Hotels – (continued)
$8,437,000	MGM Resorts International 7.5000%, 6/1/16	$9,196,330
9,791,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	9,056,675
		25,261,466
Cellular Telecommunications – 0.3%
16,947,000	Sprint Nextel Corp. 7.0000%, 8/15/20	17,794,350
Chemicals – Diversified – 0.5%
29,474,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	32,070,542
Chemicals – Specialty – 0.8%
10,956,000	Ashland, Inc. 3.8750%, 4/15/18 (144A)	10,846,440
11,218,000	Ashland, Inc. 4.7500%, 8/15/22 (144A)	11,105,820
15,923,000	Ashland, Inc. 6.8750%, 5/15/43 (144A)	16,241,460
12,960,000	Ecolab, Inc. 3.0000%, 12/8/16	13,521,570
		51,715,290
Coatings and Paint Products – 0%
18,000	RPM International, Inc. 6.2500%, 12/15/13	18,383
Commercial Banks – 2.7%
3,860,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	3,922,725
35,303,000	CIT Group, Inc. 4.2500%, 8/15/17	35,479,515
6,328,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	6,834,240
25,843,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	26,682,897
12,326,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	13,204,573
30,975,000	Intesa Sanpaolo SpA 3.8750%, 1/16/18	29,742,536
15,442,000	SVB Financial Group 5.3750%, 9/15/20	16,901,284
10,396,000	Zions Bancorp 4.5000%, 3/27/17	10,994,238
26,957,000	Zions Bancorp 5.8000%, 12/15/99‡	25,339,580
		169,101,588
Computer Aided Design – 0.4%
8,901,000	Autodesk, Inc. 1.9500%, 12/15/17	8,683,994
13,699,000	Autodesk, Inc. 3.6000%, 12/15/22	13,075,216
		21,759,210
Consulting Services – 1.2%
10,181,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	10,909,898
41,009,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	45,263,889
19,370,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	19,247,175
		75,420,962
Data Processing and Management – 0.3%
11,200,000	Fiserv, Inc. 3.1250%, 10/1/15	11,682,978
5,683,000	Fiserv, Inc. 3.1250%, 6/15/16	5,925,988
		17,608,966
Dialysis Centers – 0.2%
9,183,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	9,665,108
Diversified Banking Institutions – 4.4%
2,936,000	Bank of America Corp. 4.5000%, 4/1/15	3,079,647
16,554,000	Bank of America Corp. 1.5000%, 10/9/15	16,516,389
12,642,000	Bank of America Corp. 3.6250%, 3/17/16	13,205,922
19,999,000	Bank of America Corp. 3.7500%, 7/12/16	20,964,612
8,507,000	Bank of America Corp. 2.0000%, 1/11/18	8,239,999
24,958,000	Bank of America Corp. 8.0000%, 7/30/99‡	27,796,973
4,351,000	Bank of America Corp. 8.1250%, 11/15/99‡	4,894,875
8,305,000	Citigroup, Inc. 5.0000%, 9/15/14	8,630,780
13,282,000	Citigroup, Inc. 5.3500%, 11/15/99‡	12,451,875
8,346,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	9,045,270
48,863,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	47,975,257
11,747,000	Morgan Stanley 4.0000%, 7/24/15	12,244,450
38,050,000	Morgan Stanley 3.4500%, 11/2/15	39,262,425
6,476,000	Morgan Stanley 4.7500%, 3/22/17	6,868,808
22,487,000	Morgan Stanley 2.1250%, 4/25/18	21,520,756
3,999,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	4,066,019
12,319,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	11,687,196
		268,451,253
Diversified Financial Services – 1.0%
13,088,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	12,666,422
1,475,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	1,534,000

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 11

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Diversified Financial Services – (continued)
$15,000,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	$15,937,500
30,500,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	34,465,000
		64,602,922
Diversified Minerals – 0.2%
14,608,000	FMG Resources (August 2006) Pty, Ltd. 7.0000%, 11/1/15 (144A)	14,754,080
Diversified Operations – 0.6%
7,819,000	GE Capital Trust I 6.3750%, 11/15/67‡	8,102,439
27,210,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23 (144A)	27,039,121
		35,141,560
Electric – Generation – 0%
1,502,000	AES Corp. 7.7500%, 10/15/15	1,655,955
Electric – Integrated – 1.2%
13,772,000	CMS Energy Corp. 4.2500%, 9/30/15	14,606,005
10,252,000	CMS Energy Corp. 5.0500%, 2/15/18	11,388,393
7,407,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	7,867,167
6,680,000	Monongahela Power Co., Inc. 6.7000%, 6/15/14	7,028,836
16,692,000	PPL Energy Supply LLC 4.6000%, 12/15/21	16,986,180
10,321,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	10,786,436
6,925,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A)	7,594,135
		76,257,152
Electronic Components – Semiconductors – 0.7%
44,522,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	44,099,086
Electronic Connectors – 0.6%
16,091,000	Amphenol Corp. 4.7500%, 11/15/14	16,862,306
17,131,000	Amphenol Corp. 4.0000%, 2/1/22	17,095,762
		33,958,068
Electronic Measuring Instruments – 0.4%
4,736,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	4,738,936
17,284,000	FLIR Systems, Inc. 3.7500%, 9/1/16	17,864,777
		22,603,713
Engineering – Research and Development Services – 0.4%
12,306,000	URS Corp. 4.3500%, 4/1/17 (144A)	12,536,590
11,296,000	URS Corp. 5.5000%, 4/1/22 (144A)	11,656,274
		24,192,864
Finance – Auto Loans – 1.9%
35,910,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	37,014,017
9,462,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	9,481,946
10,647,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	12,050,200
11,576,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	12,344,924
27,461,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	29,939,355
8,155,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18 (144A)	7,930,738
11,713,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23 (144A)	10,907,731
		119,668,911
Finance – Credit Card – 0.2%
14,100,000	American Express Co. 6.8000%, 9/1/66‡	15,051,750
Finance – Investment Bankers/Brokers – 1.7%
14,983,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	16,706,045
15,208,000	Lazard Group LLC 7.1250%, 5/15/15	16,513,759
2,413,000	Lazard Group LLC 6.8500%, 6/15/17	2,699,044
42,481,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	44,742,433
16,230,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	16,993,151
5,901,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	6,859,594
		104,514,026
Finance – Leasing Companies – 0.6%
40,739,000	LeasePlan Corp. N.V. 2.5000%, 5/16/18 (144A)	39,260,622
Finance – Mortgage Loan Banker – 0.3%
19,032,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A)	21,550,314
Finance – Other Services – 0.2%
11,768,000	CNH Capital LLC 3.6250%, 4/15/18 (144A)	11,209,020
Food – Meat Products – 1.0%
36,834,000	Tyson Foods, Inc. 6.6000%, 4/1/16	41,605,329
17,223,000	Tyson Foods, Inc. 4.5000%, 6/15/22	17,598,875
		59,204,204
Food – Miscellaneous/Diversified – 0.9%
5,667,000	Hawk Acquisition Sub, Inc. 4.2500%, 10/15/20 (144A)	5,419,069
49,956,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17	50,306,541
		55,725,610

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Food – Retail – 0.5%
$4,747,000	Safeway, Inc. 3.9500%, 8/15/20	$4,654,946
22,707,000	Safeway, Inc. 4.7500%, 12/1/21	23,134,687
		27,789,633
Gas – Transportation – 0%
1,927,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	2,101,326
Hotels and Motels – 0.3%
2,629,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	3,108,437
10,786,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	13,027,083
		16,135,520
Investment Management and Advisory Services – 0.9%
14,298,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	15,620,565
22,405,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	23,189,175
13,442,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	13,710,840
		52,520,580
Life and Health Insurance – 0.6%
33,486,000	Primerica, Inc. 4.7500%, 7/15/22	35,430,566
Linen Supply & Related Items – 0.2%
5,983,000	Cintas Corp. No. 2 2.8500%, 6/1/16	6,246,288
6,383,000	Cintas Corp. No. 2 4.3000%, 6/1/21	6,684,367
		12,930,655
Medical – Biomedical and Genetic – 0.7%
6,695,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	7,006,077
30,378,000	Life Technologies Corp. 6.0000%, 3/1/20	34,222,913
		41,228,990
Medical – Drugs – 0.8%
27,564,000	AbbVie, Inc. 1.7500%, 11/6/17 (144A)	27,004,919
4,506,000	AbbVie, Inc. 2.0000%, 11/6/18 (144A)	4,369,135
19,847,000	VPII Escrow Corp. 6.7500%, 8/15/18 (144A)	20,343,175
		51,717,229
Medical – Generic Drugs – 0.4%
27,063,000	Actavis, Inc. 1.8750%, 10/1/17	26,382,636
Metal Processors and Fabricators – 0%
2,311,000	Timken Co. 6.0000%, 9/15/14	2,443,228
Multi-Line Insurance – 1.8%
17,906,000	American International Group, Inc. 4.2500%, 9/15/14	18,569,292
5,816,000	American International Group, Inc. 5.6000%, 10/18/16	6,480,722
10,417,000	American International Group, Inc. 5.4500%, 5/18/17	11,483,034
9,655,000	American International Group, Inc. 6.2500%, 3/15/37	9,860,169
31,306,000	American International Group, Inc. 8.1750%, 5/15/58‡	38,193,320
10,640,000	ING U.S., Inc. 2.9000%, 2/15/18 (144A)	10,693,541
12,102,000	ING U.S., Inc. 5.6500%, 5/15/53 (144A),‡	11,375,880
2,241,000	Loews Corp. 2.6250%, 5/15/23	2,038,384
		108,694,342
Office Furnishings – Original – 0.1%
4,558,000	Interface, Inc. 7.6250%, 12/1/18	4,831,480
Oil – Field Services – 0.5%
10,474,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	11,076,297
18,225,000	Schlumberger Investment S.A. 1.9500%, 9/14/16 (144A)	18,569,197
		29,645,494
Oil and Gas Drilling – 0.7%
6,920,000	Nabors Industries, Inc. 6.1500%, 2/15/18	7,719,343
24,873,000	Nabors Industries, Inc. 5.0000%, 9/15/20	25,355,760
8,544,000	Rowan Cos., Inc. 5.0000%, 9/1/17	9,234,338
		42,309,441
Oil Companies – Exploration and Production – 3.0%
54,869,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	54,594,655
17,570,000	Cimarex Energy Co. 5.8750%, 5/1/22	18,184,950
2,588,000	Continental Resources, Inc. 7.1250%, 4/1/21	2,846,800
36,401,000	Continental Resources, Inc. 5.0000%, 9/15/22	37,038,017
10,463,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	10,996,613
2,196,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	2,395,836
12,076,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	13,253,410
7,871,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	8,344,874
25,925,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	27,737,209
6,113,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	6,464,498
		181,856,862

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 13

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Oil Companies – Integrated – 0.1%
$8,629,000	Phillips 66 2.9500%, 5/1/17	$8,893,203
Oil Refining and Marketing – 0.1%
7,796,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	8,896,320
Pharmacy Services – 1.3%
14,412,000	Express Scripts Holding Co. 2.1000%, 2/12/15	14,656,788
11,034,000	Express Scripts Holding Co. 3.1250%, 5/15/16	11,473,771
52,360,000	Express Scripts Holding Co. 2.6500%, 2/15/17	53,315,727
		79,446,286
Pipelines – 2.0%
11,116,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	11,520,556
24,987,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	25,612,275
1,976,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,287,060
8,478,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	9,096,122
18,193,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	19,486,450
37,923,000	Western Gas Partners L.P. 5.3750%, 6/1/21	40,693,692
14,519,000	Williams Cos., Inc. 3.7000%, 1/15/23	13,489,356
		122,185,511
Publishing – Newspapers – 0%
1,758,000	Gannett Co., Inc. 6.3750%, 9/1/15	1,898,640
Publishing – Periodicals – 0.3%
16,772,000	UBM PLC 5.7500%, 11/3/20 (144A)	17,002,397
Real Estate Management/Services – 0.5%
6,034,000	CBRE Services, Inc. 6.6250%, 10/15/20	6,365,870
23,685,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	23,241,451
		29,607,321
Real Estate Operating/Development – 0.2%
11,136,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	12,000,443
REIT – Diversified – 1.5%
19,961,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	19,615,215
36,035,000	American Tower Trust I 3.0700%, 3/15/23 (144A)	34,418,290
9,613,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	10,712,823
25,399,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	28,444,950
		93,191,278
REIT – Health Care – 0.2%
4,936,000	Senior Housing Properties Trust 6.7500%, 4/15/20	5,430,355
5,770,000	Senior Housing Properties Trust 6.7500%, 12/15/21	6,374,477
		11,804,832
REIT – Hotels – 0.2%
7,075,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	7,179,710
3,721,000	Host Hotels & Resorts L.P. 3.7500%, 10/15/23	3,412,704
		10,592,414
REIT – Office Property – 1.0%
24,695,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	25,167,366
3,955,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	4,309,582
10,637,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	11,325,267
18,952,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	22,325,058
		63,127,273
Retail – Regional Department Stores – 0.2%
4,977,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	5,216,444
4,777,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	5,426,457
		10,642,901
Retail – Restaurants – 0.5%
31,312,000	Brinker International, Inc. 3.8750%, 5/15/23	29,364,675
Rubber – Tires – 0.1%
4,419,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	4,550,134
Security Services – 0.6%
41,564,000	ADT Corp. 4.1250%, 6/15/23	39,149,589
Semiconductor Components/Integrated Circuits – 0.8%
54,242,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	52,145,384
Steel – Producers – 0.4%
10,509,000	ArcelorMittal 5.0000%, 2/25/17	10,640,362
7,784,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	7,382,159
7,470,000	Steel Dynamics, Inc. 5.2500%, 4/15/23 (144A)	7,320,600
		25,343,121
Super-Regional Banks – 0.2%
8,178,000	Wells Fargo & Co. 7.9800%, 9/15/99‡	9,241,140

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

14 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Telecommunication Services – 0.2%
$11,044,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	$11,145,229
Telephone – Integrated – 0.8%
36,080,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	37,433,000
4,278,000	Softbank Corp. 4.5000%, 4/15/20 (144A)	4,122,922
7,592,000	Sprint Capital Corp. 6.9000%, 5/1/19	7,895,680
		49,451,602
Transportation – Railroad – 0%
2,381,067	CSX Transportation, Inc. 8.3750%, 10/15/14	2,594,746
Transportation – Services – 0%
2,325,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,375,813
Transportation – Truck – 0.3%
16,761,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	17,474,667
Trucking and Leasing – 0.5%
2,997,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	3,048,488
21,368,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	21,968,975
8,177,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	8,083,259
		33,100,722

Total Corporate Bonds (cost $2,886,086,692)		2,921,579,623

Mortgage-Backed Securities – 23.7%
	Fannie Mae:
4,172,306	5.5000%, 1/1/25	4,503,626
10,281,836	5.5000%, 7/1/25	11,083,750
17,704,052	5.5000%, 8/1/25	19,086,406
13,413,997	5.0000%, 9/1/29	14,525,174
5,448,252	5.0000%, 1/1/30	5,905,574
2,554,925	5.5000%, 1/1/33	2,817,677
7,467,814	5.0000%, 9/1/33	8,338,580
1,683,911	5.0000%, 11/1/33	1,821,811
3,225,743	5.0000%, 12/1/33	3,489,663
1,687,677	5.0000%, 2/1/34	1,825,757
28,059,398	5.5000%, 7/1/35	30,764,497
5,704,818	5.0000%, 10/1/35	6,148,418
15,188,002	6.0000%, 10/1/35	16,631,566
13,717,006	6.0000%, 12/1/35	15,316,370
5,976,915	5.5000%, 1/1/36	6,518,580
4,474,324	6.0000%, 2/1/37	5,024,927
4,099,111	6.0000%, 3/1/37	4,449,920
16,817,484	5.5000%, 5/1/37	18,518,138
3,201,833	6.0000%, 5/1/37	3,484,209
2,897,214	5.5000%, 7/1/37	3,142,201
18,801,181	6.0000%, 9/1/37	20,566,108
3,076,770	5.5000%, 3/1/38	3,392,105
14,413,272	6.0000%, 10/1/38	16,200,066
3,303,552	6.0000%, 11/1/38	3,594,899
8,080,458	6.0000%, 11/1/38	8,811,877
6,752,272	7.0000%, 2/1/39	7,579,425
7,415,800	5.0000%, 5/1/39	8,185,333
17,855,544	6.0000%, 10/1/39	19,771,605
12,844,260	5.0000%, 2/1/40	14,065,230
7,481,642	6.0000%, 4/1/40	8,141,463
6,025,890	5.0000%, 6/1/40	6,646,415
12,470,173	5.0000%, 6/1/40	13,643,970
14,916,456	5.0000%, 6/1/40	16,396,891
26,570,217	6.0000%, 7/1/40	29,636,094
3,296,784	4.5000%, 10/1/40	3,552,172
3,288,797	4.0000%, 12/1/40	3,446,802
35,420,999	5.0000%, 2/1/41	38,769,309
3,203,659	5.0000%, 3/1/41	3,535,610
5,832,303	4.5000%, 4/1/41	6,296,764
9,633,680	4.5000%, 4/1/41	10,320,833
5,828,065	5.0000%, 4/1/41	6,379,319
8,338,147	5.0000%, 4/1/41	9,204,773
9,875,359	4.5000%, 5/1/41	10,700,273
5,538,847	5.0000%, 5/1/41	6,115,348
7,262,988	5.0000%, 5/1/41	8,096,068
20,100,206	4.5000%, 6/1/41	21,765,731
12,450,618	5.0000%, 6/1/41	13,614,010
27,023,488	5.0000%, 6/1/41	30,104,218
5,051,858	5.0000%, 7/1/41	5,536,757
14,554,923	5.0000%, 7/1/41	15,938,659
13,094,608	4.5000%, 8/1/41	14,046,756
66,136,274	4.5000%, 8/1/41	72,093,714
239,191	5.0000%, 9/1/41	261,322
10,103,161	4.5000%, 10/1/41	10,800,698
6,628,565	5.0000%, 10/1/41	7,221,823
	Freddie Mac:
3,491,333	5.0000%, 1/1/19	3,690,173
2,701,972	5.0000%, 2/1/19	2,855,856
3,686,783	5.5000%, 8/1/19	3,938,388
5,994,182	5.0000%, 6/1/20	6,421,402
13,091,751	5.5000%, 12/1/28	14,320,996
18,091,574	5.0000%, 1/1/36	20,018,819
9,582,699	5.5000%, 10/1/36	10,591,467
5,113,417	5.0000%, 11/1/36	5,468,163
5,985,520	6.0000%, 1/1/38	6,500,686
2,161,461	5.5000%, 5/1/38	2,356,109
45,401,386	6.0000%, 11/1/38	50,839,587
15,988,832	5.0000%, 5/1/39	17,448,443
6,843,234	5.5000%, 10/1/39	7,484,159
7,432,522	4.5000%, 1/1/41	7,972,732
15,982,241	5.0000%, 5/1/41	17,549,425
2,592,458	4.5000%, 9/1/41	2,789,211
6,806,948	5.0000%, 9/1/41	7,360,262
	Ginnie Mae:
7,039,555	4.0000%, 8/15/24	7,499,456
11,571,525	5.1000%, 12/15/29	13,046,894
6,198,663	6.0000%, 11/20/34	6,910,942
27,672,455	5.5000%, 3/20/35	30,490,678
4,114,647	5.5000%, 9/15/35	4,616,078
7,017,445	5.5000%, 3/15/36	7,721,138
8,486,702	5.5000%, 3/20/36	9,322,170
10,553,807	5.5000%, 5/20/36	11,620,694
4,940,580	6.0000%, 1/20/39	5,554,011
4,464,050	5.0000%, 4/15/39	4,838,267

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 15

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)
	Ginnie Mae: (continued)
$46,973,801	5.5000%, 6/15/39	$52,708,258
11,383,285	5.5000%, 8/15/39	13,213,523
16,881,504	5.5000%, 8/15/39	19,039,082
11,348,357	5.0000%, 9/15/39	12,522,009
23,215,540	5.0000%, 9/15/39	25,616,125
6,258,458	5.0000%, 10/15/39	6,855,657
9,443,149	5.0000%, 10/15/39	10,226,632
11,411,899	5.0000%, 11/15/39	12,630,989
3,279,103	5.0000%, 1/15/40	3,629,442
2,392,106	5.0000%, 4/15/40	2,647,653
3,829,159	5.0000%, 4/15/40	4,297,169
4,227,990	5.0000%, 5/15/40	4,649,227
9,008,252	5.0000%, 5/20/40	9,924,030
3,863,116	5.0000%, 7/15/40	4,275,816
10,910,121	5.0000%, 7/15/40	12,075,689
13,829,431	4.5000%, 9/15/40	15,372,690
10,865,534	5.0000%, 2/15/41	11,926,147
5,046,783	5.0000%, 4/15/41	5,753,186
10,236,307	5.5000%, 4/20/41	11,243,541
13,225,979	4.5000%, 5/15/41	14,697,020
4,482,519	5.0000%, 5/15/41	4,948,061
2,809,968	5.0000%, 6/20/41	3,072,647
11,930,421	5.0000%, 6/20/41	13,197,995
2,755,206	4.5000%, 7/15/41	2,955,691
10,929,507	4.5000%, 7/15/41	11,711,084
26,411,847	4.5000%, 8/15/41	28,815,582
4,008,593	5.0000%, 9/15/41	4,373,291
3,995,761	5.5000%, 9/20/41	4,376,549
22,948,736	5.0000%, 10/15/41	24,892,239
18,144,988	5.0000%, 10/20/41	19,748,984
1,860,645	6.0000%, 10/20/41	2,087,573
6,971,843	6.0000%, 12/20/41	7,824,830
11,666,352	5.5000%, 1/20/42	12,767,298
5,926,462	6.0000%, 1/20/42	6,649,125
6,219,673	6.0000%, 2/20/42	6,977,957
5,022,031	6.0000%, 3/20/42	5,631,929
20,117,019	6.0000%, 4/20/42	22,560,323
5,342,496	3.5000%, 5/20/42	5,519,326
14,392,671	6.0000%, 5/20/42	16,151,089
23,346,049	5.5000%, 7/20/42	25,602,285
5,689,783	6.0000%, 7/20/42	6,385,264
5,651,208	6.0000%, 8/20/42	6,341,564
6,664,369	6.0000%, 9/20/42	7,473,721
5,607,372	6.0000%, 11/20/42	6,293,365
6,041,659	6.0000%, 2/20/43	6,775,386

Total Mortgage-Backed Securities (cost $1,476,810,234)		1,463,492,533

Preferred Stock – 0.5%
Diversified Financial Services – 0.1%
236,750	Citigroup Capital XIII 7.8750%	6,593,488
Finance – Credit Card – 0.4%
955,570	Discover Financial Services 6.5000%	23,984,807

Total Preferred Stock (cost $30,551,400)		30,578,295

U.S. Treasury Notes/Bonds – 22.5%
	U.S. Treasury Notes/Bonds:
$11,147,000	0.2500%, 3/31/14	11,154,402
9,190,000	0.2500%, 4/30/14	9,196,102
49,092,000	0.2500%, 5/31/14	49,120,768
119,017,000	0.2500%, 8/31/14	119,068,177
27,482,000	0.2500%, 9/15/14	27,491,674
68,999,000	0.2500%, 9/30/14	69,023,288
9,595,000	0.2500%, 10/31/14	9,598,752
6,610,000	0.1250%, 12/31/14	6,598,122
194,592,000	0.2500%, 1/15/15	194,554,054
128,757,000	0.1250%, 4/30/15	128,269,140
189,586,000	0.2500%, 5/31/15	189,252,708
36,441,300	2.1250%, 5/31/15	37,676,879
5,855,000	0.3750%, 6/15/15	5,856,827
12,945,000	0.3750%, 2/15/16	12,887,356
7,657,000	1.0000%, 8/31/16	7,716,219
11,524,900	1.0000%, 9/30/16	11,603,235
8,648,500	1.0000%, 10/31/16	8,699,855
1,188,000	0.8750%, 11/30/16	1,188,742
115,815,500	0.8750%, 1/31/17**	115,634,596
17,908,000	0.8750%, 2/28/17	17,863,230
28,415,000	0.7500%, 6/30/17	28,059,812
9,545,000	0.7500%, 10/31/17	9,365,287
11,750,000	0.7500%, 12/31/17	11,495,718
19,120,000	0.8750%, 1/31/18	18,779,434
14,010,000	0.7500%, 3/31/18	13,636,760
17,343,100	2.3750%, 5/31/18	18,183,165
3,846,700	1.7500%, 10/31/18	3,900,792
10,800,000	1.0000%, 9/30/19	10,327,500
206,196,000	1.7500%, 5/15/23	193,115,338
52,460,000	2.8750%, 5/15/43	46,427,100

Total U.S. Treasury Notes/Bonds (cost $1,395,301,809)		1,385,745,032

Money Market – 0.7%
40,073,406	Janus Cash Liquidity Fund LLC, 0%£ (cost $40,073,406)	40,073,406

Total Investments (total cost $6,146,393,206) – 99.9%		6,153,081,131

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		4,347,567

Net Assets – 100%		$6,157,428,698

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$66,048,373	1.1%
Canada	20,343,175	0.3%
Germany	14,215,242	0.2%
Italy	29,742,536	0.5%
Japan	4,122,922	0.1%
Luxembourg	10,640,362	0.2%
Netherlands	39,260,622	0.6%
South Korea	55,175,383	0.9%
Taiwan	52,145,384	0.8%
United Kingdom	73,002,336	1.2%
United States††	5,788,384,796	94.1%

Total	$6,153,081,131	100.0%

††	Includes Cash Equivalents of 0.7%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

16 | JUNE 30, 2013

Janus Global Bond Fund (unaudited)

Fund Snapshot We believe a bottom-up, fundamentally-driven investment process that is focused on credit-oriented investments anywhere in the world can generate risk-adjusted outperformance over time.	Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Chris Diaz co-portfolio manager

Performance Summary

During the one-year period ended June 30, 2013, Janus Global Bond Fund’s Class I Shares returned -0.79% compared with -2.18% for the Fund’s primary benchmark, the Barclays Global Aggregate Bond Index, and 2.90% for the Fund’s secondary benchmark, the Barclays Global Aggregate Corporate Bond Index.

Market Environment

The 12 months ended June 30, 2013 were largely characterized by concern about global fiscal policies and their impact on economic growth. Overall, both investment-grade and high-yield corporate credit spreads and mortgage-backed securities (MBS) spreads narrowed during the period. U.S. Treasury bond yields rose, particularly in the final months as U.S. economic data began to improve. The U.S. dollar was mixed over the period, while the euro appreciated modestly and the yen experienced a significant devaluation.

The period began with concern about slow global economic growth, prompting additional stimulus from major central banks including the U.S. Federal Reserve (Fed), the European Central Bank and the Bank of Japan. Toward the end of calendar year 2012, worries grew about the “fiscal cliff,” a potentially recessionary mix of U.S. spending cuts and tax increases scheduled to take effect in January 2013. However, lawmakers delayed some elements of the fiscal cliff until March 2013, softening the impact, and the Fed continued to reiterate support for the markets via quantitative easing (QE) and near-zero interest rates.

By spring, there were signs that economic growth was improving. The U.S. economy seemed to weather the impact of government spending cuts that took effect in March, and U.S. employment data showed strengthening hiring patterns beginning in April. By May, markets were beginning to speculate about the eventual end of the Fed’s QE program, driving up longer-term Treasury yields.

Meanwhile, Japan’s attempts to reflate its economy appeared to be having an effect, with signs of improving exports, rising manufacturing activity and increasing capital spending. Europe’s economy showed signs of stabilization, although growth expectations declined for China. Emerging markets sold off sharply toward the end of the period on signs of slowing Chinese growth and worries that the Fed’s shifting policy stance could shut down the flow of global liquidity that has fueled investment in emerging markets in recent years.

Fund Comments

Our overweight allocation and security selection within corporate credit, as well as our security selection within MBS, were the top contributors to outperformance during the period. Sector contributors were led by banking, noncaptive diversified financial companies and real estate investment trusts (REITs); top sector detractors included property and casualty insurers, supermarkets and transportation services.

Overall, we reduced the Fund’s weighting to corporate credit during the period, as we reacted to changing economic and market factors. Corporate credit represented 43.9% of holdings as of June 30, 2013, down from 53.04% a year earlier, as we opportunistically realized gains and lowered the Fund’s risk profile at various points during the 12 months, including reducing duration and increasing our Treasury weighting. However, we remain bullish on corporate credit in general, and are still significantly overweight to credit compared with the benchmark. We increased exposure to high-yield credit.

Consistent with our process of closely monitoring company fundamentals to drive our allocation decisions, we periodically seek to reduce the Fund’s risk profile. With that goal, we increased U.S. Treasury exposure at various points during the period. We also shifted investment toward the shorter end of the yield curve with the goal to help preserve capital in the face of a potential rise in interest rates. However, our yield curve positioning in Treasurys detracted from relative performance during the

Janus Fixed Income & Money Market Funds | 17

Janus Global Bond Fund (unaudited)

period. While we held an underweight allocation to Treasury securities compared with the benchmark, our Treasury duration (i.e., our sensitivity to rising interest rates) was modestly longer until roughly mid-May.

Our MBS selection also was beneficial to performance, in particular our preference for prepayment-protected, higher-coupon MBS. We have sought to avoid the type of MBS that the Fed has been buying through its $40-billion-per-month MBS purchase program, part of its current QE program. This helped the Fund avoid much of the market volatility sparked by the question of when the Fed might taper QE.

Given that interest rates rose, our small allocation to bank loans, which are designed to reset based on short-term interest rates, contributed to performance. Our security selection within commercial mortgage-backed securities (CMBS) also was a positive contributor, as was our allocation to preferred stock.

We have sharply reduced exposure to the Japanese yen this year, seeking to mitigate portfolio risk in the face of fiscal and monetary policy aimed at stimulating the economy but also driving volatility in Japanese bond and currency markets. Our yen underweight was a strong contributor during the period. On the other hand, our underweight to the euro detracted from relative performance, as Europe’s economy began to show signs of stabilization, if not improvement.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Credit Contributors to Performance

Individual credit contributors were led by General Electric Capital Corp., which provides financing, mortgage and insurance services. GE Capital has undergone a significant balance sheet transformation since the 2007-2008 financial crisis, making significant strides in reducing leverage, increasing reserves, cutting reliance on short-term funding and improving capital. Its management team has been committed to reducing the size of the company, which should reduce debt outstanding and improve the quality of its balance sheet.

UK-based Lloyds Bank was the second-largest contributor during the period, as it began to appear more likely that the UK government may sell off its investment in Lloyds this year. Lloyds has reported positive earnings, and in general there has been macroeconomic improvement in the UK. It also has continued to make progress in improving its balance sheet and reducing noncore assets.

Financial services company Morgan Stanley also contributed. Morgan Stanley has made great strides in improving its balance sheet with capital and liquidity levels at record highs. We view positively the transition toward management’s growth of its wealth management businesses, which should be less capital- and liquidity-intensive and produce lower earnings volatility.

Credit Detractors from Performance

Detractors were led by Red de Carreteras de Occidente, which builds, operates and maintains concessioned highways in Mexico. The company’s bonds were pressured by the sell-off in emerging market debt during the period.

Detractors also included China National Offshore Oil Corp. (CNOOC) Ltd., which through subsidiaries explores, develops, produces and sells crude oil and natural gas. CNOOC declined amid lower growth expectations for China.

ADT Corp. also detracted, partly because we held longer-duration securities that were affected by rising rates in the later part of the period. ADT, which provides home security monitoring services, spun off from Tyco International in 2012. We have continued to find the business model attractive, as the company has long-term contracts that provide stability of earnings and free cash flow.

Outlook

We are keeping a close eye on events in China, which has demonstrated obvious liquidity issues and the potential for slower growth going forward. The economic evolution from an export-driven economy to one of internal production and consumption will undoubtedly continue to produce growing pains. Ultimately we believe that China will settle in at a lower rate of growth than the world would like to see, which at least would calm some of the recent volatility in fixed income markets.

We believe that Japanese Prime Minister Shinzo Abe is on the right track and eventually will succeed in ending Japan’s long-running series of deflationary cycles, leading to a lower yen, but the process will not be smooth. The upper house elections in July will be telling as to the path the Japanese economy will follow. The yen volatility we’ve seen recently is likely to continue in coming months, although we believe the long-term direction will be weaker over time.

Our company discussions and economic data indicate the European economy probably has reached bottom and will begin to improve from here. However, it may be a rocky road over the next few months, with Italian and German

18 | JUNE 30, 2013

(unaudited)

elections in the fall and a Spanish economy that just cannot seem to get traction. Brazil and emerging markets will continue to struggle until they get recent civil unrest under control and stabilize their currencies.

We continue to favor the U.S. dollar over the euro, British pound and yen. Better relative fiscal and economic fundamentals should be supportive for the U.S. dollar, combined with the eventual implementation of QE tapering, providing higher interest rate parity. Countries with lower debt loads and higher growth prospects should have better-performing currencies. We are likely to maintain exposure to smaller G-10 currencies as well as some emerging markets.

The Fed may taper its bond-buying program at some point in the next 12 months, but we believe it will leave short-term interest rates near zero until the U.S. unemployment rate falls to 6.5%; many Fed policymakers do not expect this to happen before 2015, and we take them at their word. Interest rates are likely to remain very low around the globe as central banks continue to distort markets via unconventional policy. Credit, both investment-grade and high-yield, and securitized products should remain well supported as investors continue to reach for yield in a low-yield world. As always, security selection will be critical, perhaps even more so in the next 12 months with yields and spreads at historically low levels.

On behalf of each member of our investment team, thank you for your investment in Janus Global Bond Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

Janus Fixed Income & Money Market Funds | 19

Janus Global Bond Fund (unaudited)

Janus Global Bond Fund At A Glance

Fund Profile
June 30, 2013

Weighted Average Maturity	6.0 Years
Average Effective Duration*	4.0 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.62%
With Reimbursement	1.61%
Class A Shares at MOP
Without Reimbursement	1.54%
With Reimbursement	1.53%
Class C Shares***
Without Reimbursement	0.81%
With Reimbursement	0.85%
Class D Shares
Without Reimbursement	1.77%
With Reimbursement	1.72%
Class I Shares
Without Reimbursement	1.92%
With Reimbursement	1.92%
Class S Shares
Without Reimbursement	1.42%
With Reimbursement	1.37%
Class T Shares
Without Reimbursement	1.66%
With Reimbursement	1.61%
Number of Bonds/Notes	242

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Fixed Income Securities)
June 30, 2013

AAA	0.1%
AA	31.0%
A	5.0%
BBB	26.7%
BB	24.7%
B	3.8%
Other	8.7%

†	Bond ratings provided by Standard & Poor’s. Not rated securities are not rated by S&P but may be rated by other rating agencies. Bond ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2013

Asset Allocation – (% of Net Assets)
As of June 30, 2013

20 | JUNE 30, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013			Expense Ratios – per the October 26, 2012 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Bond Fund – Class A Shares

NAV	–1.04%	3.49%	1.45%	1.01%

MOP	–5.72%	1.50%

Janus Global Bond Fund – Class C Shares

NAV	–1.78%	2.76%	2.21%	1.76%

CDSC	–2.72%	2.76%

Janus Global Bond Fund – Class D Shares(1)	–0.83%	3.61%	1.31%	0.91%

Janus Global Bond Fund – Class I Shares	–0.79%	3.72%	1.13%	0.76%

Janus Global Bond Fund – Class S Shares	–1.17%	3.35%	1.62%	1.26%

Janus Global Bond Fund – Class T Shares	–1.01%	3.51%	1.38%	1.01%

Barclays Global Aggregate Bond Index	–2.18%	2.53%

Barclays Global Aggregate Corporate Bond Index	2.90%	5.27%

Morningstar Quartile – Class I Shares	3rd	2nd

Morningstar Ranking – based on total returns for World Bond Funds	191/360	95/311

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 21

Janus Global Bond Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return and yield, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

22 | JUNE 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$948.10	$4.88	$1,000.00	$1,019.79	$5.06	1.01%

Class C Shares	$1,000.00	$943.80	$8.48	$1,000.00	$1,016.07	$8.80	1.76%

Class D Shares	$1,000.00	$948.70	$4.30	$1,000.00	$1,020.38	$4.46	0.89%

Class I Shares	$1,000.00	$948.50	$3.62	$1,000.00	$1,021.08	$3.76	0.75%

Class S Shares	$1,000.00	$948.30	$4.88	$1,000.00	$1,019.79	$5.06	1.01%

Class T Shares	$1,000.00	$948.50	$4.59	$1,000.00	$1,020.08	$4.76	0.95%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 23

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount			Value

Asset-Backed/Commercial Mortgage-Backed Securities – 6.9%
	$428,000	AmeriCredit Automobile Receivables Trust 3.3800%, 4/9/18	$436,963
	665,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	660,211
	158,000	Commercial Mortgage Trust 5.6500%, 12/10/49	161,531
	877,000	Commercial Mortgage Trust 5.8670%, 12/10/49‡	939,497
	860,535	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20 §	710,208
	340,000	FREMF Mortgage Trust 2.8037%, 5/25/19 (144A),‡	341,799
EUR	2,086,344	German Residential Asset Note Distributor PLC 2.6500%, 1/20/21 **,‡	2,693,669
	205,000	Gracechurch Card Funding PLC 0.8992%, 6/15/17 (144A),**‡	206,472
	680,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	581,429
	680,000	GS Mortgage Securities Corp. II 2.7982%, 11/8/29 (144A),‡	678,625
	1,213,000	GS Mortgage Securities Corp. Trust 3.5510%, 4/10/34 (144A),‡	1,194,323
	205,000	JPMorgan Chase Commercial Mortgage Securities Trust 3.9340%, 4/15/30 (144A),‡	202,284
	276,000	Santander Drive Auto Receivables Trust 2.5200%, 9/15/16	272,523
	89,000	Santander Drive Auto Receivables Trust 3.6400%, 5/15/18	90,920
	293,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	295,513
EUR	2,330,000	Taurus 2013 GMF1 PLC 2.9609%, 5/21/24 **	3,009,768
	737,000	Wachovia Bank Commercial Mortgage Trust 5.3830%, 12/15/43	776,934
	530,000	Wachovia Bank Commercial Mortgage Trust 5.5910%, 4/15/47‡	561,708
GBP	2,785,668	Windermere XI CMBS PLC 0.7544%, 4/24/17 **,‡	4,013,778

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $18,205,048)			17,828,155

Bank Loans – 1.0%
Building and Construction Products – Miscellaneous – 0.9%
	2,499,000	American Builders & Contractors Supply Co., Inc. 3.5000%, 4/16/20‡	2,478,383
Casino Hotels – 0.1%
	149,250	MGM Resorts International 3.5000%, 12/20/19‡	148,131
Pharmaceuticals – 0%
	72,649	Quintiles Transnational Corp. 4.5000%, 6/8/18‡	72,558

Total Bank Loans (cost $2,720,204)			2,699,072

Corporate Bonds – 43.9%
Advertising Agencies – 0.2%
GBP	350,000	WPP 2012, Ltd. 6.0000%, 4/4/17 **	601,364
Aerospace and Defense – Equipment – 0.4%
	440,000	Exelis, Inc. 4.2500%, 10/1/16	463,919
	457,000	TransDigm, Inc. 7.7500%, 12/15/18	480,992
			944,911
Airport Development – Maintenance – 1.1%
EUR	1,876,000	DAA Finance PLC 6.5872%, 7/9/18 **	2,795,663
Automotive – Cars and Light Trucks – 3.0%
GBP	2,261,000	Jaguar Land Rover Automotive PLC 8.1250%, 5/15/18 **	3,743,463
EUR	2,999,000	Renault S.A. 4.6250%, 9/18/17 **	4,033,494
			7,776,957
Banking – 0.2%
EUR	500,000	Banco BPI S.A. 3.2500%, 1/15/15 **	657,158
Building – Heavy Construction – 0.7%
MXN	24,500,000	Red de Carreteras de Occidente S.A.P.I.B. de C.V. 9.0000%, 6/10/28 (144A),**	1,779,070
Casino Hotels – 0.7%
	305,000	MGM Resorts International 6.6250%, 7/15/15	325,206
	364,000	MGM Resorts International 7.5000%, 6/1/16	396,760
	622,000	MGM Resorts International 7.6250%, 1/15/17	679,535
	432,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	399,600
			1,801,101
Cellular Telecommunications – 0.3%
	743,000	Sprint Nextel Corp. 7.0000%, 8/15/20	780,150
Chemicals – Diversified – 0.6%
	1,365,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	1,485,251
Chemicals – Specialty – 0.7%
	498,000	Ashland, Inc. 3.8750%, 4/15/18 (144A)	493,020
	516,000	Ashland, Inc. 4.7500%, 8/15/22 (144A)	510,840
	727,000	Ashland, Inc. 6.8750%, 5/15/43 (144A)	741,540
			1,745,400

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

24 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount			Value

Commercial Banks – 5.8%
EUR	1,404,000	Bank of Ireland 10.0000%, 2/12/20 **	$1,955,320
EUR	1,400,000	Bank of Ireland Mortgage Bank 2.7500%, 3/22/18 **	1,800,609
EUR	1,400,000	BBVA Senior Finance SAU 4.3750%, 9/21/15 **	1,886,966
	$1,641,000	BBVA U.S. Senior SAU 4.6640%, 10/9/15 **	1,690,432
	112,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	113,820
	1,560,000	CIT Group, Inc. 4.2500%, 8/15/17	1,567,800
	276,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	298,080
	1,359,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	1,403,167
	1,365,000	Intesa Sanpaolo SpA 3.8750%, 1/16/18 **	1,310,688
	1,071,000	SVB Financial Group 5.3750%, 9/15/20	1,172,211
	516,000	Zions Bancorp 4.5000%, 3/27/17	545,693
	1,225,000	Zions Bancorp 5.8000%, 12/15/99‡	1,151,500
			14,896,286
Computer Aided Design – 0.1%
	393,000	Autodesk, Inc. 1.9500%, 12/15/17	383,419
Consulting Services – 0.5%
	522,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	559,372
	746,000	Verisk Analytics, Inc. 5.8000%, 5/1/21 **	823,401
			1,382,773
Dialysis Centers – 0.2%
	416,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A),**	437,840
Diversified Banking Institutions – 3.1%
	30,000	Bank of America Corp. 4.5000%, 4/1/15	31,468
	30,000	Bank of America Corp. 3.6250%, 3/17/16	31,338
	785,000	Bank of America Corp. 3.7500%, 7/12/16	822,902
	375,000	Bank of America Corp. 2.0000%, 1/11/18	363,230
	667,000	Bank of America Corp. 8.0000%, 7/30/99‡	742,871
	113,000	Bank of America Corp. 8.1250%, 11/15/99‡	127,125
	364,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	394,498
	1,554,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	1,525,767
EUR	350,000	Morgan Stanley 4.0000%, 11/17/15	480,266
EUR	702,000	Morgan Stanley 3.7500%, 9/21/17	962,365
EUR	703,000	Morgan Stanley 2.2500%, 3/12/18	900,617
	977,000	Morgan Stanley 2.1250%, 4/25/18	935,019
EUR	350,000	Morgan Stanley 5.3750%, 8/10/20	513,156
	176,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15 **	178,950
			8,009,572
Diversified Financial Services – 1.2%
	65,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	67,600
	700,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	743,750
	2,100,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	2,373,000
			3,184,350
Diversified Minerals – 0.2%
	645,000	FMG Resources (August 2006) Pty, Ltd. 7.0000%, 11/1/15 (144A)	651,450
Diversified Operations – 0.6%
	364,000	GE Capital Trust I 6.3750%, 11/15/67‡	377,195
	1,140,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23 (144A)	1,132,841
			1,510,036
Electric – Integrated – 0.2%
	605,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	632,283
Electric – Transmission – 0.1%
GBP	210,000	SPI Australia Assets Pty, Ltd. 5.1250%, 2/11/21 **	351,787
Electronic Connectors – 0.2%
	433,000	Amphenol Corp. 4.0000%, 2/1/22	432,109
Electronic Measuring Instruments – 0.4%
	1,008,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,041,871
Engineering – Research and Development Services – 0.5%
	633,000	URS Corp. 4.3500%, 4/1/17 (144A)	644,861
	610,000	URS Corp. 5.5000%, 4/1/22 (144A)	629,455
			1,274,316
Finance – Auto Loans – 0.8%
	1,365,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	1,367,877
	368,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18 (144A)	357,880
	512,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23 (144A)	476,800
			2,202,557

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 25

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount			Value

Finance – Credit Card – 0%
	$18,000	American Express Co. 6.8000%, 9/1/66‡	$19,215
Finance – Investment Bankers/Brokers – 1.0%
	434,000	Lazard Group LLC 7.1250%, 5/15/15	471,263
	2,092,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	2,203,366
			2,674,629
Finance – Leasing Companies – 0.7%
	1,772,000	LeasePlan Corp. N.V. 2.5000%, 5/16/18 (144A),**	1,707,696
Finance – Other Services – 0.4%
	1,016,000	CNH Capital LLC 3.6250%, 4/15/18 (144A)	967,740
Food – Miscellaneous/Diversified – 0.1%
	251,000	Hawk Acquisition Sub, Inc. 4.2500%, 10/15/20 (144A)	240,019
Food – Retail – 0.5%
	212,000	Safeway, Inc. 3.9500%, 8/15/20	207,889
	997,000	Safeway, Inc. 4.7500%, 12/1/21	1,015,778
			1,223,667
Investment Management and Advisory Services – 0.9%
	47,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	51,348
	1,576,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	1,631,160
	598,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	609,960
			2,292,468
Life and Health Insurance – 0.4%
	919,000	Primerica, Inc. 4.7500%, 7/15/22	972,367
Medical – Biomedical and Genetic – 0.6%
	1,318,000	Life Technologies Corp. 6.0000%, 3/1/20	1,484,818
Medical – Drugs – 0.7%
	869,000	CFR International SpA 5.1250%, 12/6/22 (144A)	851,602
	836,000	VPII Escrow Corp. 6.7500%, 8/15/18 (144A)	856,900
			1,708,502
Medical Equipment – 0.3%
EUR	592,000	FMC Finance VIII S.A. 5.2500%, 7/31/19 **	848,851
Money Center Banks – 1.6%
EUR	2,818,000	Lloyds TSB Bank PLC 6.5000%, 3/24/20 **	4,018,450
Multi-Line Insurance – 1.1%
EUR	300,000	American International Group Inc. 8.0000%, 5/22/38‡	452,049
EUR	50,000	American International Group, Inc. 8.0000%, 5/22/38 (144A),‡	75,341
	1,024,000	American International Group, Inc. 8.1750%, 5/15/58‡	1,249,280
	482,000	ING U.S., Inc. 2.9000%, 2/15/18 (144A)	484,425
	530,000	ING U.S., Inc. 5.6500%, 5/15/53 (144A),‡	498,200
	102,000	Loews Corp. 2.6250%, 5/15/23	92,778
			2,852,073
Oil – Field Services – 0.6%
	1,365,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A),**	1,443,493
Oil and Gas Drilling – 0.4%
	674,000	Nabors Industries, Inc. 5.0000%, 9/15/20	687,082
	311,000	Rowan Cos., Inc. 5.0000%, 9/1/17	336,128
			1,023,210
Oil Companies – Exploration and Production – 3.4%
	2,431,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	2,418,845
	765,000	Cimarex Energy Co. 5.8750%, 5/1/22	791,775
	1,400,000	CNOOC Finance 2012, Ltd. 3.8750%, 5/2/22 (144A)	1,351,781
	113,000	Continental Resources, Inc. 7.1250%, 4/1/21	124,300
	850,000	Continental Resources, Inc. 5.0000%, 9/15/22	864,875
	705,000	Harvest Operations Corp. 6.8750%, 10/1/17	786,075
	545,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	572,795
	331,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	350,928
	1,146,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	1,226,108
	270,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	285,525
			8,773,007
Oil Companies – Integrated – 0%
EUR	50,000	BP Capital Markets PLC 3.8300%, 10/6/17 **	71,525
Paper and Related Products – 1.1%
EUR	2,060,000	WEPA Hygieneprodukte GmbH 6.5000%, 5/15/20 **	2,749,473
Pipelines – 2.6%
	1,213,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	1,243,354
	862,000	El Paso LLC 7.0000%, 6/15/17	937,131
	3,269,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16 **	3,501,413
	899,000	Western Gas Partners L.P. 5.3750%, 6/1/21	964,682
			6,646,580

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

26 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount			Value

Property Trust – 0.2%
EUR	338,000	Prologis International Funding S.A. 5.8750%, 10/23/14 **	$456,406
Real Estate Management/Services – 0.4%
	$1,038,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	1,018,561
REIT – Diversified – 1.9%
	897,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	881,461
EUR	2,100,000	GELF Bond Issuer I S.A. 3.1250%, 4/3/18 **	2,707,375
	1,120,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	1,248,139
			4,836,975
REIT – Office Property – 0.4%
	623,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	634,917
	352,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	374,776
			1,009,693
Retail – Restaurants – 0.2%
	685,000	Brinker International, Inc. 3.8750%, 5/15/23	642,399
Security Services – 0.3%
	971,000	ADT Corp. 4.1250%, 6/15/23	914,596
Semiconductor Components/Integrated Circuits – 0.9%
	2,355,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	2,263,972
Steel – Producers – 0.3%
	487,000	ArcelorMittal 5.0000%, 2/25/17 **	493,088
	323,000	Steel Dynamics, Inc. 5.2500%, 4/15/23 (144A)	316,540
			809,628
Super-Regional Banks – 0.2%
	375,000	Wells Fargo & Co. 7.9800%, 9/15/99‡	423,750
Telecommunication Services – 0.2%
	487,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	491,464
Telephone – Integrated – 0.7%
	1,137,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	1,179,638
	400,000	Softbank Corp. 4.5000%, 4/15/20 (144A),**	385,500
	323,000	Sprint Capital Corp. 6.9000%, 5/1/19	335,920
			1,901,058

Total Corporate Bonds (cost $115,627,303)			113,243,959

Foreign Government Bonds – 16.0%
EUR	1,055,000	Bank of Ireland 4.0000%, 1/28/15 **	1,408,589
EUR	2,042,000	Bank of Ireland 2.7500%, 6/5/16 **	2,571,649
	1,400,000	Bermuda Government International Bond 4.1380%, 1/3/23 (144A)	1,379,000
EUR	2,220,000	Ireland Government Bond 3.9000%, 3/20/23 **	2,842,076
EUR	4,171,000	Italy Buoni Poliennali Del Tesoro 2.7500%, 12/1/15 **	5,479,072
EUR	957,000	Italy Buoni Poliennali Del Tesoro 4.7500%, 6/1/17 **	1,314,732
EUR	2,018,000	Italy Buoni Poliennali Del Tesoro 4.5000%, 5/1/23 **	2,626,441
PHP	109,000,000	Philippine Government International Bond 3.9000%, 11/26/22	2,347,343
EUR	7,134,000	Portugal Obrigacoes do Tesouro OT 3.6000%, 10/15/14 **	9,299,808
EUR	1,131,000	Portugal Obrigacoes do Tesouro OT 4.9500%, 10/25/23 **	1,312,881
EUR	5,502,000	Spain Government Bond 2.7500%, 3/31/15 **	7,216,031
EUR	352,000	Spain Government Bond 4.0000%, 7/30/15 **	471,370
EUR	824,000	Spain Government Bond 3.2500%, 4/30/16 **	1,083,101
EUR	474,000	Spain Government Bond 4.2500%, 10/31/16 **	638,062
EUR	997,000	Spain Government Bond 4.4000%, 10/31/23 (144A),**	1,260,141

Total Foreign Government Bonds (cost $41,865,370)			41,250,296

Mortgage-Backed Securities – 13.7%
		Fannie Mae:
	285,283	5.5000%, 1/1/25	307,937
	641,479	5.0000%, 9/1/29	694,617
	175,612	5.5000%, 1/1/33	193,672
	94,462	5.0000%, 11/1/33	102,198
	180,257	5.0000%, 12/1/33	195,005
	93,084	5.0000%, 2/1/34	100,699
	1,923,698	5.5000%, 7/1/35	2,109,155
	281,829	5.0000%, 10/1/35	303,744
	295,519	5.5000%, 1/1/36	322,301
	204,838	6.0000%, 2/1/37	230,045
	943,648	5.5000%, 5/1/37	1,039,074
	220,788	6.0000%, 5/1/37	240,260
	197,795	5.5000%, 7/1/37	214,521
	848,761	6.0000%, 9/1/37	928,437
	172,995	5.5000%, 3/1/38	190,725
	227,380	6.0000%, 11/1/38	247,434
	553,933	6.0000%, 11/1/38	604,073
	873,213	6.0000%, 10/1/39	966,916
	664,888	5.0000%, 6/1/40	730,877
	1,472,020	5.0000%, 8/1/40	1,605,065
	181,434	4.5000%, 10/1/40	195,489
	238,019	4.0000%, 12/1/40	249,455
	1,579,173	5.0000%, 2/1/41	1,728,450
	179,157	5.0000%, 3/1/41	197,721
	278,501	4.5000%, 4/1/41	300,680
	434,391	4.5000%, 4/1/41	465,375
	327,610	5.0000%, 4/1/41	358,597

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 27

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)
	Fannie Mae: (continued)
$466,639	5.0000%, 4/1/41	$515,140
250,333	5.0000%, 5/1/41	276,389
922,512	4.5000%, 6/1/41	998,952
590,448	4.5000%, 8/1/41	633,381
728,848	4.5000%, 10/1/41	779,169
458,089	5.0000%, 10/1/41	499,088
	Freddie Mac:
196,015	5.0000%, 1/1/19	207,178
184,872	5.0000%, 2/1/19	195,401
251,782	5.5000%, 8/1/19	268,965
287,411	5.0000%, 6/1/20	307,895
614,250	5.5000%, 12/1/28	671,925
252,747	5.0000%, 11/1/36	270,281
335,853	6.0000%, 1/1/38	364,759
120,170	5.5000%, 5/1/38	130,992
383,963	5.5000%, 10/1/39	419,925
414,713	4.5000%, 1/1/41	444,855
892,702	5.0000%, 5/1/41	980,238
139,109	4.5000%, 9/1/41	149,667
	Ginnie Mae:
359,153	6.0000%, 11/20/34	400,423
187,984	5.5000%, 9/15/35	210,893
506,063	5.5000%, 3/15/36	556,810
260,905	5.5000%, 5/20/36	287,280
225,145	6.0000%, 1/20/39	253,100
257,614	5.0000%, 4/15/39	279,210
359,901	5.0000%, 10/15/39	394,244
592,551	5.0000%, 11/15/39	655,851
166,650	5.0000%, 1/15/40	184,455
120,932	5.0000%, 4/15/40	133,851
193,553	5.0000%, 4/15/40	217,210
214,294	5.0000%, 5/15/40	235,644
260,517	5.0000%, 5/20/40	287,002
195,548	5.0000%, 7/15/40	216,438
566,694	5.0000%, 7/15/40	627,236
626,904	5.0000%, 2/15/41	688,097
259,522	5.0000%, 5/15/41	286,475
156,300	4.5000%, 7/15/41	167,673
186,848	5.0000%, 9/15/41	203,847
182,769	5.5000%, 9/20/41	200,186
832,446	5.0000%, 10/20/41	906,034
82,313	6.0000%, 10/20/41	92,351
317,479	6.0000%, 12/20/41	356,322
271,401	6.0000%, 1/20/42	304,495
273,931	6.0000%, 2/20/42	307,328
204,242	6.0000%, 3/20/42	229,046
481,184	6.0000%, 4/20/42	539,626
658,254	6.0000%, 5/20/42	738,675
1,067,985	5.5000%, 7/20/42	1,171,199
261,971	6.0000%, 7/20/42	293,992
268,333	6.0000%, 8/20/42	301,113
309,191	6.0000%, 9/20/42	346,740
259,698	6.0000%, 2/20/43	291,237

Total Mortgage-Backed Securities (cost $35,648,730)		35,300,805

Preferred Stock – 0.4%
Finance – Credit Card – 0.4%
41,400	Discover Financial Services, 6.5000% (cost $1,065,738)	1,039,140

U.S. Treasury Notes/Bonds – 13.5%
	U.S. Treasury Notes/Bonds:
$22,931,000	0.2500%, 1/15/15	22,926,529
8,049,000	0.2500%, 5/31/15	8,034,850
199,000	0.8750%, 1/31/18	195,455
1,225,000	0.7500%, 3/31/18	1,192,365
691,000	1.7500%, 5/15/23	647,164
2,211,000	2.8750%, 5/15/43	1,956,735

Total U.S. Treasury Notes/Bonds (cost $34,983,734)		34,953,098

Money Market – 5.3%
13,731,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $13,731,000)	13,731,000

Total Investments (total cost $263,847,127) – 100.7%		260,045,525

Liabilities, net of Cash, Receivables and Other Assets– (0.7)%		(1,861,855)

Net Assets – 100%		$258,183,670

Forward Currency Contracts, Open

	Currency Units		Unrealized
	Sold/	Currency	Appreciation/
Counterparty/Currency and Settlement Date	(Purchased)	Value U.S. $	(Depreciation)

JPMorgan Chase & Co.:
British Pound 8/2/13	711,000	$1,080,960	$15,350
Canadian Dollar 8/2/13	(10,895,000)	(10,353,926)	20,152
Euro 8/2/13	31,244,000	40,669,371	189,682
Japanese Yen 8/2/13	(1,518,318,000)	(15,313,972)	(229,108)
Mexican Nuevo Peso 8/2/13	23,120,000	1,779,207	(58,380)
Norwegian Krone 8/2/13	(30,856,000)	(5,075,517)	68,377
Singapore Dollar 8/2/13	(6,626,000)	(5,229,668)	44,842
Swedish Krona 8/2/13	(69,646,000)	(10,384,242)	115,755

Total		$(2,827,787)	$166,670

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

28 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$1,899,589	0.7%
Bermuda	1,379,000	0.5%
Canada	856,900	0.3%
Chile	851,602	0.3%
China	1,351,781	0.5%
France	6,740,869	2.6%
Germany	4,036,164	1.6%
Ireland	16,067,575	6.2%
Italy	10,730,933	4.1%
Japan	385,500	0.1%
Luxembourg	493,088	0.2%
Mexico	1,779,070	0.7%
Netherlands	1,707,696	0.7%
Philippines	2,347,343	0.9%
Portugal	11,269,847	4.3%
Singapore	351,787	0.1%
South Korea	2,229,568	0.9%
Spain	14,246,103	5.5%
Taiwan	2,263,972	0.9%
United Kingdom	15,843,770	6.1%
United States††	163,213,368	62.8%

Total	$260,045,525	100.0%

††	Includes Cash Equivalents of 5.3%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 29

Janus High-Yield Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process focused on free-cash-flow and confirming management intentions to transform and improve balance sheets can generate risk-adjusted outperformance over time. Through our comprehensive research process and moderate beta approach, we seek to preserve capital and deliver a less volatile client experience over full market cycles.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the one-year period ended June 30, 2013, Janus High-Yield Fund’s Class T Shares returned 8.23% compared with a 9.49% return for the Fund’s benchmark, the Barclays U.S. Corporate High-Yield Bond Index.

Market Environment

The 12 months ended June 30, 2013 were largely characterized by concern about global fiscal policies and their impact on economic growth. Overall, high-yield corporate credit spreads narrowed during the period. U.S. Treasury bond yields rose, particularly in the final months as U.S. economic data began to improve.

The period began with concern about slow global economic growth, prompting additional stimulus from major central banks including the U.S. Federal Reserve (Fed), the European Central Bank and the Bank of Japan. Toward the end of calendar year 2012, worries grew about the “fiscal cliff,” a potentially recessionary mix of U.S. spending cuts and tax increases scheduled to take effect in January 2013. However, lawmakers delayed some elements of the fiscal cliff until March 2013, softening the impact, and the Fed continued to reiterate support for the markets via quantitative easing (QE) and near-zero interest rates.

By spring, there were signs that economic growth was improving. The U.S. economy seemed to weather the impact of government spending cuts that took effect in March, and employment data showed strengthening hiring patterns beginning in April. By May, markets were beginning to speculate about the eventual end of the Fed’s QE program, driving up longer-term Treasury yields. Meanwhile, Japan’s attempts to reflate its economy appeared to be having an effect, with signs of improving exports, rising manufacturing activity and increasing capital spending. Europe’s economy showed signs of stabilization, although growth expectations declined for China.

Fund Comments

Our corporate credit security selection detracted from relative performance. It is worth noting the Fund’s focus on companies undergoing balance sheet repair can result in some underperformance during periods in which high-yield debt markets perform particularly well, as they did over the past year. However, we maintain our commitment to delivering solid risk-adjusted returns with moderate volatility in any market cycle. At period end we held relatively longer-duration (a measurement of a bond’s price volatility) exposure to higher-quality credit compared with the benchmark, again reflecting our bias toward minimizing volatility for our clients.

Bank loans contributed to performance. Because bank loans are designed to reset based on changing interest rates, they typically do well during periods when interest rates are rising, as they did during the period. Our allocation to commercial mortgage-backed securities (CMBS) also contributed.

From a credit industry sector standpoint, detractors were led by wireless communications, metals and mining and noncyclical consumer products. Sector contributors included both cable and noncable media communications, and food and beverage companies.

Detractors from performance

Our underweight allocation to wireless and wireline communications provider Sprint Nextel led detractors. Sprint agreed to merge with Softbank Corp. during the period, with Softbank investing roughly $21.6 billion partly to strengthen Sprint’s balance sheet.

Credit detractors included steelmaker ArcelorMittal, which was pressured by concerns about slowing global growth, particularly in China. ArcelorMittal also issued shares and convertible notes early in the period, intending to use the proceeds to reduce debt. While this should be positive for the company’s bondholders over the longer term, the additional supply pressured its existing bonds. Over time,

30 | JUNE 30, 2013

(unaudited)

we believe that ArcelorMittal’s efforts to improve its balance sheet will provide benefits to its investors.

Affinion struggled during 2012 after announcing that many of its large bank customers were delaying marketing campaigns until they received more clarity on new federal consumer protection regulations. At period end, the Fund no longer held this credit.

Contributors to performance

Contributors were led by American International Group (AIG), an international insurer that offers property and casualty insurance, life insurance and retirement services. Over the past few years, AIG has simplified itself and transformed its balance sheet by selling noncore assets and deleveraging its capital structure. During the period AIG finished repaying all of the $182 billion owed to the U.S. government from the company’s bailout during the 2007-2008 financial crisis. We believe its core business units are on strong footing, and that AIG remains focused on reducing high-cost debt and improving its ratings.

Our underweight allocation to Cengage Learning, an educational content and software company, was beneficial as the credit struggled during the period. We sold our holdings during the period as the company’s fundamentals deteriorated and we lost confidence in the management team.

Contributors also included education software company Blackboard, which has benefited from an increase in higher education enrollment. Recent revenue and earnings growth have surpassed expectations.

Outlook

Over the past few years, the Fed’s unconventional monetary policies have suppressed U.S. Treasury rates to unprecedented lows in an effort to stimulate economic growth. Recent U.S. economic data reflects modest acceleration that may give the Fed the support it needs to begin tapering quantitative easing. However, we still believe the Fed will leave short-term interest rates unchanged for an extended period.

We have reduced exposure to longer-duration securities in an effort to buffer the effect of rising rates on the Fund; particularly in high-yield, many newly issued bonds would push Fund duration higher than our comfort zone, so we have avoided them. Some corporate credit names tend to be more sensitive to interest rate changes than others, and we have reduced our exposure to those as well. We are taking a closer look at lower-rated, higher-yielding credit, partly because we expect credit risk (i.e., the risk that borrowers will default) to remain low due to the excess levels of cash held on corporate balance sheets.

However, security selection has become extremely important, in our view, as high-yield valuations have become stretched due to investors’ search for yield, as well as the growing risk of higher interest rates. Commensurate with our ongoing commitment to delivering solid risk-adjusted returns with moderate volatility in any market cycle, we believe even more strongly in this environment that preservation of capital must take priority over aggressive return seeking. This is not to say that great opportunities have disappeared from the fixed income market – they have not, and we are still finding some, particularly in short-duration high-yield markets – but the universe of securities to select from today is much narrower than it has been over the last four years. Fortunately, a back-up in rates may have the positive effect of lowering fixed income valuations and opening up fresh opportunities for investing at more attractive levels in credits that we believe offer the potential for good risk-adjusted returns.

On behalf of each member of our investment team, thank you for your investment in Janus High-Yield Fund. We appreciate your entrusting us with your assets and look forward to continuing to play a role in your overall portfolio.

Janus Fixed Income & Money Market Funds | 31

Janus High-Yield Fund (unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
June 30, 2013

Weighted Average Maturity	7.0 Years
Average Effective Duration*	4.3 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	5.43%
With Reimbursement	5.43%
Class A Shares at MOP
Without Reimbursement	5.17%
With Reimbursement	5.17%
Class C Shares***
Without Reimbursement	4.69%
With Reimbursement	4.69%
Class D Shares
Without Reimbursement	5.66%
With Reimbursement	5.66%
Class I Shares
Without Reimbursement	5.73%
With Reimbursement	5.73%
Class N Shares
Without Reimbursement	5.83%
With Reimbursement	5.83%
Class R Shares
Without Reimbursement	5.05%
With Reimbursement	5.05%
Class S Shares
Without Reimbursement	5.22%
With Reimbursement	5.22%
Class T Shares
Without Reimbursement	5.57%
With Reimbursement	5.57%
Number of Bonds/Notes	211

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Fixed Income Securities )
June 30, 2013

BBB	3.0%
BB	26.9%
B	45.7%
CCC	18.1%
Other	6.3%

†	Bond ratings provided by Standard & Poor’s. Not rated securities are not rated by S&P but may be rated by other rating agencies. Bond ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

32 | JUNE 30, 2013

(unaudited)

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2013

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Janus Fixed Income & Money Market Funds | 33

Janus High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013					Expense Ratios – per the October 26, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus High-Yield Fund – Class A Shares

NAV	8.12%	9.76%	7.66%	7.96%	0.99%

MOP	2.97%	8.69%	7.14%	7.66%

Janus High-Yield Fund – Class C Shares

NAV	7.19%	9.02%	6.90%	7.20%	1.72%

CDSC	6.19%	9.02%	6.90%	7.20%

Janus High-Yield Fund – Class D Shares(1)	8.33%	9.96%	7.80%	8.04%	0.76%

Janus High-Yield Fund – Class I Shares	8.43%	9.89%	7.76%	8.02%	0.68%

Janus High-Yield Fund – Class N Shares	8.38%	9.89%	7.76%	8.02%	0.61%

Janus High-Yield Fund – Class R Shares	7.68%	9.35%	7.19%	7.48%	1.36%

Janus High-Yield Fund – Class S Shares	7.95%	9.62%	7.46%	7.74%	1.11%

Janus High-Yield Fund – Class T Shares	8.23%	9.89%	7.76%	8.02%	0.86%

Barclays U.S. Corporate High-Yield Bond Index	9.49%	10.94%	8.91%	7.52%

Morningstar Quartile – Class T Shares	3rd	1st	2nd	1st

Morningstar Ranking – based on total returns for High Yield Bond Funds	404/652	102/559	203/492	6/229

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

34 | JUNE 30, 2013

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 29, 1995
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 35

Janus High-Yield Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,009.70	$4.83	$1,000.00	$1,019.98	$4.86	0.97%

Class C Shares	$1,000.00	$1,005.80	$8.60	$1,000.00	$1,016.22	$8.65	1.73%

Class D Shares	$1,000.00	$1,010.70	$3.84	$1,000.00	$1,020.98	$3.86	0.77%

Class I Shares	$1,000.00	$1,012.10	$3.44	$1,000.00	$1,021.37	$3.46	0.69%

Class N Shares	$1,000.00	$1,011.40	$3.09	$1,000.00	$1,021.72	$3.11	0.62%

Class R Shares	$1,000.00	$1,008.70	$6.82	$1,000.00	$1,018.00	$6.85	1.37%

Class S Shares	$1,000.00	$1,010.00	$5.58	$1,000.00	$1,019.24	$5.61	1.12%

Class T Shares	$1,000.00	$1,010.20	$4.29	$1,000.00	$1,020.53	$4.31	0.86%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

36 | JUNE 30, 2013

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Bank Loans – 7.8%
Building – Residential and Commercial – 0.1%
$1,752,100	Orleans Homebuilders, Inc. 10.5000%, 2/14/16‡	$1,747,719
Casino Hotels – 0.9%
14,257,000	Caesars Entertainment Corp. 9.2500%, 4/25/17‡	14,328,285
6,573,000	Harrah’s Las Vegas Propco LLC 3.6825%, 2/13/14‡	6,066,353
		20,394,638
Commercial Mortgage-Backed Security – Other – 0.9%
20,000,000	EOP Mezz 3 LLC 1.6940%, 2/1/14 (144A),‡	20,800,000
Distribution/Wholesale – 0.5%
11,725,080	WESCO Distribution, Inc. 4.5000%, 12/12/19‡	11,732,467
Educational Software – 1.3%
2,287,505	Blackboard, Inc. 6.2500%, 10/4/18‡	2,306,102
27,173,000	Blackboard, Inc. 11.5000%, 4/4/19‡	27,490,109
		29,796,211
Hotels and Motels – 2.3%
22,950,656	Hilton Hotels Corp. 3.9430%, 11/12/15‡	22,491,643
9,896,857	J.W. Marriott 7.8200%, 4/16/18 (144A),‡	9,797,889
21,607,000	Riverboat Corp. of Mississippi 10.0000%, 11/29/16‡	21,498,965
		53,788,497
Metal – Iron – 0.2%
6,201,140	FMG Resources (August 2006) Pty, Ltd. 5.2500%, 10/18/17‡	6,159,468
Oil Companies – Exploration and Production – 0.2%
4,600,470	Rice Drilling B LLC 8.5000%, 10/25/18‡	4,588,969
Retail – Drug Store – 0.2%
4,605,000	Rite Aid Corp. 5.7500%, 8/21/20‡	4,662,563
Retail – Regional Department Stores – 0.6%
13,179,000	JC Penney Corp., Inc. 6.0000%, 5/22/18‡	13,188,357
Transportation & Logistics – 0.6%
13,690,000	State Class Tankers II LLC 0%, 6/20/20(a),‡	13,587,325

Total Bank Loans (cost $176,915,580)		180,446,214

Commercial Mortgage-Backed Security – 0.3%
7,913,642	JPMorgan Chase Commercial Mortgage Securities Trust, 6.1925%, 4/15/18 (144A),‡ (cost $8,010,628)	8,059,253

Corporate Bonds – 85.7%
Advertising Services – 0.5%
12,342,000	Visant Corp. 10.0000%, 10/1/17	11,385,495
Aerospace and Defense – 1.8%
42,017,000	ADS Tactical, Inc. 11.0000%, 4/1/18**,§	40,546,405
Aerospace and Defense – Equipment – 1.1%
15,112,000	TransDigm, Inc. 5.5000%, 10/15/20 (144A)	14,280,840
10,848,000	TransDigm, Inc. 7.5000%, 7/15/21 (144A)	11,092,080
		25,372,920
Agricultural Chemicals – 0.2%
3,473,000	Phibro Animal Health Corp. 9.2500%, 7/1/18 (144A)	3,733,475
Airlines – 0.8%
13,741,000	U.S. Airways Group, Inc. 6.1250%, 6/1/18	12,985,245
5,029,000	United Continental Holdings, Inc. 6.3750%, 6/1/18	4,940,993
		17,926,238
Apparel Manufacturers – 0.6%
14,317,000	Quiksilver, Inc. 6.8750%, 4/15/15	14,030,660
Automotive – Medium and Heavy Duty Trucks – 0.2%
5,124,000	Navistar International Corp. 8.2500%, 11/1/21	5,034,330
Broadcast Services and Programming – 1.4%
14,170,000	Clear Channel Worldwide Holdings, Inc. 6.5000%, 11/15/22 (144A)	14,595,100
16,248,000	Crown Media Holdings, Inc. 10.5000%, 7/15/19	18,035,280
		32,630,380
Building – Residential and Commercial – 0.5%
10,778,000	Meritage Homes Corp. 7.0000%, 4/1/22	11,855,800
Building and Construction Products – Miscellaneous – 0.5%
3,631,000	Ply Gem Industries, Inc. 9.3750%, 4/15/17	3,839,783
2,262,000	USG Corp. 6.3000%, 11/15/16	2,307,240
5,378,000	USG Corp. 7.8750%, 3/30/20 (144A)	5,862,020
		12,009,043
Cable/Satellite Television – 3.2%
14,008,000	Block Communications, Inc. 7.2500%, 2/1/20 (144A)	14,708,400
27,377,000	DISH DBS Corp. 5.1250%, 5/1/20 (144A)	26,829,460
6,453,000	Harron Communications L.P. / Harron Finance Corp. 9.1250%, 4/1/20 (144A)	6,969,240
17,140,000	Mediacom Broadband LLC / Mediacom Broadband Corp. 6.3750%, 4/1/23	17,054,300
8,257,000	Mediacom LLC / Mediacom Capital Corp. 7.2500%, 2/15/22	8,690,492
		74,251,892

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 37

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Casino Hotels – 4.3%
$11,036,000	Ameristar Casinos, Inc. 7.5000%, 4/15/21	$11,477,440
2,953,000	Boyd Gaming Corp. 9.1250%, 12/1/18	3,078,502
2,776,000	Caesars Entertainment Operating Co., Inc. 11.2500%, 6/1/17	2,890,510
3,453,000	CityCenter Holdings LLC / CityCenter Finance Corp. 7.6250%, 1/15/16	3,642,915
6,191,000	Marina District Finance Co., Inc. 9.8750%, 8/15/18	6,438,640
16,963,000	MGM Resorts International 4.2500%, 4/15/15	18,987,958
3,830,000	MGM Resorts International 11.3750%, 3/1/18	4,787,500
11,222,000	MGM Resorts International 8.6250%, 2/1/19	12,680,860
5,429,000	MGM Resorts International 6.7500%, 10/1/20	5,619,015
14,851,000	MGM Resorts International 6.6250%, 12/15/21	15,315,094
6,915,000	MGM Resorts International 7.7500%, 3/15/22	7,511,419
6,666,000	Station Casinos LLC 7.5000%, 3/1/21 (144A)	6,732,660
		99,162,513
Casino Services – 1.0%
5,388,000	CCM Merger, Inc. 9.1250%, 5/1/19 (144A)	5,630,460
17,157,000	Peninsula Gaming LLC / Peninsula Gaming Corp. 8.3750%, 2/15/18 (144A)	17,843,280
		23,473,740
Cellular Telecommunications – 1.7%
6,287,000	Cricket Communications, Inc. 7.7500%, 10/15/20	6,035,520
24,498,000	Sprint Nextel Corp. 7.0000%, 8/15/20	25,722,900
8,214,000	Sprint Nextel Corp. 6.0000%, 11/15/22	8,049,720
		39,808,140
Chemicals – Specialty – 1.2%
8,348,000	Ashland, Inc. 4.7500%, 8/15/22 (144A)	8,264,520
13,251,000	Ashland, Inc. 4.7500%, 8/15/22 (144A)	13,118,490
6,828,000	Ashland, Inc. 6.8750%, 5/15/43 (144A)	6,964,560
		28,347,570
Coal – 1.0%
13,163,000	Arch Coal, Inc. 8.7500%, 8/1/16	13,163,000
5,799,000	Peabody Energy Corp. 6.2500%, 11/15/21	5,596,035
7,717,000	Peabody Energy Corp. 4.7500%, 12/15/41	5,358,492
		24,117,527
Commercial Banks – 2.3%
8,400,000	Banco Bilbao Vizcaya Argentaria S.A. 9.0000%, 8/9/99‡	7,974,960
8,084,000	CIT Group, Inc. 5.2500%, 3/15/18	8,306,310
7,270,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	7,851,600
21,018,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	21,701,085
7,134,000	CIT Group, Inc. 5.3750%, 5/15/20	7,303,432
		53,137,387
Commercial Services – 0.8%
2,673,000	Envision Healthcare Corp. 8.1250%, 6/1/19	2,840,063
14,822,000	Global A&T Electronics, Ltd. 10.0000%, 2/1/19 (144A)	15,044,330
		17,884,393
Commercial Services – Finance – 1.4%
14,039,000	Cardtronics, Inc. 8.2500%, 9/1/18	14,881,340
5,597,000	TransUnion Holding Co., Inc. 8.1250%, 6/15/18 (144A)	5,925,824
10,797,000	TransUnion Holding Co., Inc. 9.6250%, 6/15/18	11,525,797
		32,332,961
Consulting Services – 0.6%
7,696,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	8,246,987
5,324,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	5,290,241
		13,537,228
Consumer Products – Miscellaneous – 1.1%
13,578,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 9.0000%, 4/15/19	14,019,285
2,425,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 7.8750%, 8/15/19	2,643,250
7,759,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 9.8750%, 8/15/19	8,302,130
		24,964,665
Containers – Metal and Glass – 0.6%
11,116,000	Greif, Inc. 7.7500%, 8/1/19	12,727,820
Containers – Paper and Plastic – 0.3%
6,541,000	BOE Intermediate Holding Corp. 9.0000%, 11/1/17 (144A)	6,279,360
Data Processing and Management – 0.6%
12,594,000	First Data Corp. 12.6250%, 1/15/21	13,318,155

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

38 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Distribution/Wholesale – 0.5%
$8,337,000	American Builders & Contractors Supply Co., Inc. 5.6250%, 4/15/21 (144A)	$8,191,103
2,450,000	HD Supply, Inc. 11.0000%, 4/15/20	2,854,250
		11,045,353
Diversified Minerals – 0.5%
11,933,000	FMG Resources (August 2006) Pty, Ltd. 6.8750%, 4/1/22 (144A)	11,575,010
Diversified Operations – 0.4%
8,300,000	Park-Ohio Industries, Inc. 8.1250%, 4/1/21	9,005,500
E-Commerce/Products – 0.2%
5,606,000	Mood Media Corp. 9.2500%, 10/15/20 (144A)	5,129,490
Electric – Generation – 0.4%
7,892,000	AES Corp. 8.0000%, 10/15/17	8,878,500
Electric – Integrated – 0.5%
12,057,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	12,418,710
Engines – Internal Combustion – 0.3%
6,288,000	Briggs & Stratton Corp. 6.8750%, 12/15/20	6,916,800
Finance – Commercial – 0.2%
4,370,000	Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.3750%, 4/1/20 (144A)	4,238,900
Finance – Investment Bankers/Brokers – 1.3%
9,378,000	E*TRADE Financial Corp. 6.7500%, 6/1/16	9,635,895
11,091,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	11,201,910
9,982,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	10,131,730
		30,969,535
Food – Dairy Products – 0.8%
17,688,000	FAGE Dairy Industry S.A. / FAGE USA Dairy Industry, Inc. 9.8750%, 2/1/20 (144A)	19,058,820
Food – Meat Products – 1.2%
11,039,000	JBS USA LLC / JBS USA Finance, Inc. 8.2500%, 2/1/20 (144A)	11,563,352
7,374,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	7,374,000
7,082,000	Smithfield Foods, Inc. 6.6250%, 8/15/22	7,613,150
		26,550,502
Home Furnishings – 0.4%
9,352,000	Norcraft Cos. L.P. / Norcraft Finance Corp. 10.5000%, 12/15/15	9,702,700
Independent Power Producer – 0.3%
5,674,000	NRG Energy, Inc. 6.6250%, 3/15/23 (144A)	5,674,000
Investment Management and Advisory Services – 0.5%
7,660,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	7,928,100
4,298,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	4,383,960
		12,312,060
Machinery – Construction and Mining – 0.5%
6,599,000	Terex Corp. 6.5000%, 4/1/20	6,730,980
4,583,000	Terex Corp. 6.0000%, 5/15/21	4,571,543
		11,302,523
Medical – Drugs – 1.7%
554,000	Valeant Pharmaceuticals International 6.8750%, 12/1/18 (144A)	567,850
12,420,000	Valeant Pharmaceuticals International 6.3750%, 10/15/20 (144A)	12,280,275
14,662,000	VPII Escrow Corp. 6.7500%, 8/15/18 (144A)	15,028,550
10,730,000	VPII Escrow Corp. 7.5000%, 7/15/21 (144A)	11,112,256
		38,988,931
Medical – Hospitals – 1.1%
2,204,000	HCA Holdings, Inc. 7.7500%, 5/15/21	2,380,320
13,715,000	HCA, Inc. 6.5000%, 2/15/20	14,837,915
8,261,000	Universal Health Services, Inc. 7.0000%, 10/1/18	8,705,029
		25,923,264
Medical Instruments – 0.3%
7,141,000	Physio-Control International, Inc. 9.8750%, 1/15/19 (144A)	7,855,100
Medical Labs and Testing Services – 0.1%
4,832,000	Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.7500%, 1/15/18	3,140,800
Medical Products – 0.4%
9,684,000	Biomet, Inc. 6.5000%, 8/1/20	9,980,573
Multi-Line Insurance – 1.4%
1,431,000	American International Group, Inc. 6.2500%, 3/15/37	1,461,409
26,082,000	American International Group, Inc. 8.1750%, 5/15/58‡	31,820,040
		33,281,449
Oil – Field Services – 0.7%
7,738,000	Calfrac Holdings L.P. 7.5000%, 12/1/20 (144A)	7,660,620
8,764,000	Hiland Partners L.P. / Hiland Partners Finance Corp. 7.2500%, 10/1/20 (144A)	9,026,920
		16,687,540

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 39

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Oil and Gas Drilling – 0.9%
$3,857,000	Atwood Oceanics, Inc. 6.5000%, 2/1/20	$4,001,638
5,955,000	Drill Rigs Holdings, Inc. 6.5000%, 10/1/17 (144A)	5,940,112
11,172,000	Sidewinder Drilling, Inc. 9.7500%, 11/15/19 (144A)	11,311,650
		21,253,400
Oil Companies – Exploration and Production – 16.0%
2,774,000	Antero Resources Finance Corp. 6.0000%, 12/1/20	2,732,390
23,337,000	Aurora USA Oil & Gas, Inc. 9.8750%, 2/15/17 (144A)	24,270,480
14,490,000	Aurora USA Oil & Gas, Inc. 7.5000%, 4/1/20 (144A)	14,200,200
1,669,000	Bonanza Creek Energy, Inc. 6.7500%, 4/15/21 (144A)	1,681,518
6,223,000	Chaparral Energy, Inc. 9.8750%, 10/1/20	6,907,530
8,344,000	Chaparral Energy, Inc. 8.2500%, 9/1/21	8,782,060
33,880,000	Chesapeake Energy Corp. 6.1250%, 2/15/21	35,574,000
19,507,000	Chesapeake Energy Corp. 5.7500%, 3/15/23	19,750,837
13,418,000	Chesapeake Energy Corp. 2.5000%, 5/15/37	12,638,079
5,040,000	Continental Resources, Inc. 5.0000%, 9/15/22	5,128,200
11,176,000	EP Energy LLC / EP Energy Finance, Inc. 9.3750%, 5/1/20	12,628,880
2,859,000	EP Energy LLC / Everest Acquisition Finance, Inc. 7.7500%, 9/1/22	3,059,130
20,879,000	EV Energy Partners L.P. / EV Energy Finance Corp. 8.0000%, 4/15/19	21,087,790
17,477,000	Forest Oil Corp. 7.5000%, 9/15/20 (144A)	16,603,150
17,507,000	Halcon Resources Corp. 9.7500%, 7/15/20	17,463,232
9,981,000	Halcon Resources Corp. 8.8750%, 5/15/21	9,681,570
3,464,000	Hilcorp Energy I L.P. / Hilcorp Finance Co. 7.6250%, 4/15/21 (144A)	3,671,840
4,651,000	Kodiak Oil & Gas Corp. 8.1250%, 12/1/19	5,046,335
5,479,000	Legacy Reserves L.P. / Legacy Reserves Finance Corp. 6.6250%, 12/1/21 (144A)	5,273,538
4,409,000	Linn Energy LLC / Linn Energy Finance Corp. 6.5000%, 5/15/19	4,309,798
15,996,000	Linn Energy LLC / Linn Energy Finance Corp. 6.2500%, 11/1/19 (144A)	15,236,190
6,480,000	Oasis Petroleum, Inc. 6.5000%, 11/1/21	6,642,000
14,096,000	Quicksilver Resources, Inc. 7.1250%, 4/1/16	12,404,480
26,694,000	Samson Investment Co. 10.0000%, 2/15/20 (144A)	28,128,802
8,468,000	SandRidge Energy, Inc. 7.5000%, 3/15/21	8,086,940
10,777,000	SandRidge Energy, Inc. 8.1250%, 10/15/22	10,669,230
5,712,000	SandRidge Energy, Inc. 7.5000%, 2/15/23	5,426,400
2,762,000	SM Energy Co. 6.6250%, 2/15/19	2,893,195
4,374,000	SM Energy Co. 6.5000%, 11/15/21	4,592,700
2,741,000	SM Energy Co. 6.5000%, 1/1/23	2,878,050
10,901,000	Stone Energy Corp. 7.5000%, 11/15/22	11,282,535
12,740,000	Venoco, Inc. 8.8750%, 2/15/19	12,421,500
19,676,000	W&T Offshore, Inc. 8.5000%, 6/15/19	20,315,470
		371,468,049
Oil Field Machinery and Equipment – 0.5%
10,712,000	Dresser-Rand Group, Inc. 6.5000%, 5/1/21	11,354,720
Oil Refining and Marketing – 1.9%
5,096,000	Frontier Oil Corp. 6.8750%, 11/15/18	5,465,460
19,770,000	PBF Holding Co. LLC / PBF Finance Corp. 8.2500%, 2/15/20	20,709,075
19,339,000	Western Refining, Inc. 6.2500%, 4/1/21 (144A)	18,903,872
		45,078,407
Paper and Related Products – 0.8%
13,230,000	Resolute Forest Products, Inc. 5.8750%, 5/15/23 (144A)	11,807,775
5,490,000	Unifrax I LLC / Unifrax Holding Co. 7.5000%, 2/15/19 (144A)	5,599,800
		17,407,575
Pipelines – 3.6%
3,396,000	Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp. 6.6250%, 10/1/20 (144A)	3,404,490
10,885,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19	11,211,550
11,129,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19 (144A)	11,462,870
8,367,000	Holly Energy Partners L.P. / Holly Energy Finance Corp. 6.5000%, 3/1/20	8,429,752
5,695,000	MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 6.2500%, 6/15/22	5,865,850

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

40 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Pipelines – (continued)
$4,194,000	Regency Energy Partners L.P. / Regency Energy Finance Corp. 6.8750%, 12/1/18	$4,414,185
14,372,000	Sabine Pass Liquefaction LLC 5.6250%, 2/1/21 (144A)	13,940,840
8,396,000	Sabine Pass Liquefaction LLC 5.6250%, 4/15/23 (144A)	7,934,220
7,929,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.3750%, 8/1/22	8,305,628
6,708,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.2500%, 5/1/23 (144A)	6,422,910
2,838,000	Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.8750%, 10/1/20 (144A)	2,795,430
		84,187,725
Poultry – 1.0%
22,496,000	Pilgrim’s Pride Corp. 7.8750%, 12/15/18	23,958,240
Printing – Commercial – 1.1%
15,023,000	ARC Document Solutions, Inc. 10.5000%, 12/15/16	14,985,442
11,667,000	Cenveo Corp. 8.8750%, 2/1/18	11,258,655
		26,244,097
Publishing – Periodicals – 0.4%
10,650,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20 (144A)	10,224,000
Radio – 1.3%
17,412,000	Entercom Radio LLC 10.5000%, 12/1/19	19,544,970
9,682,000	Townsquare Radio LLC / Townsquare Radio, Inc. 9.0000%, 4/1/19 (144A)	10,311,330
		29,856,300
Real Estate Management/Services – 1.9%
16,652,000	Kennedy-Wilson, Inc. 8.7500%, 4/1/19 (144A)	17,900,900
24,237,000	Kennedy-Wilson, Inc. 8.7500%, 4/1/19	26,054,775
		43,955,675
Rental Auto/Equipment – 1.0%
13,585,000	Ahern Rentals, Inc. 9.5000%, 6/15/18 (144A)	13,551,037
3,906,000	NES Rentals Holdings, Inc. 7.8750%, 5/1/18 (144A)	3,857,175
5,111,000	United Rentals N.A., Inc. 8.3750%, 9/15/20	5,532,658
		22,940,870
Research & Development – 0.2%
4,657,000	Jaguar Holding Co. II / Jaguar Merger Sub, Inc. 9.5000%, 12/1/19 (144A)	5,145,985
Retail – Drug Store – 0.1%
2,528,000	Rite Aid Corp. 9.2500%, 3/15/20	2,790,280
Retail – Leisure Products – 0.2%
4,363,000	Steinway Musical Instruments, Inc. 7.0000%, 3/1/14 (144A)	4,368,497
Retail – Perfume and Cosmetics – 0.6%
11,724,000	Sally Holdings LLC / Sally Capital, Inc. 6.8750%, 11/15/19	12,573,990
Retail – Propane Distribution – 0.2%
5,476,000	Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp. 8.6250%, 6/15/20	5,571,830
Retail – Regional Department Stores – 0.5%
6,593,000	Bon-Ton Department Stores, Inc. 8.0000%, 6/15/21 (144A)	6,700,136
7,123,000	JC Penney Corp., Inc. 6.3750%, 10/15/36	5,555,940
		12,256,076
Retail – Restaurants – 1.9%
21,409,000	Landry’s, Inc. 9.3750%, 5/1/20 (144A)	22,586,495
18,967,000	Wok Acquisition Corp. 10.2500%, 6/30/20 (144A)	20,863,700
		43,450,195
Retail – Toy Store – 0.6%
3,539,000	Toys R Us Property Co. II LLC 8.5000%, 12/1/17	3,676,136
10,356,000	Toys R Us, Inc. 10.3750%, 8/15/17	10,356,000
		14,032,136
Semiconductor Equipment – 0.6%
13,824,000	Sensata Technologies B.V. 6.5000%, 5/15/19 (144A)	14,860,800
Steel – Producers – 2.0%
6,031,000	ArcelorMittal 6.0000%, 3/1/21	6,000,845
11,960,000	ArcelorMittal 6.7500%, 2/25/22	12,259,000
3,403,000	Edgen Murray Corp. 8.7500%, 11/1/20 (144A)	3,385,985
11,400,000	Steel Dynamics, Inc. 6.1250%, 8/15/19 (144A)	12,055,500
11,166,000	Steel Dynamics, Inc. 6.3750%, 8/15/22 (144A)	11,780,130
		45,481,460
Steel – Specialty – 0.2%
4,973,000	Permian Holdings, Inc. 10.5000%, 1/15/18 (144A)	4,823,810
Telecommunication Equipment – 0.7%
17,469,000	CommScope Holding Co., Inc. 6.6250%, 6/1/20 (144A)	16,682,895

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 41

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Telecommunication Services – 0.2%
$3,247,000	Level 3 Communications, Inc. 11.8750%, 2/1/19	$3,677,228
1,724,000	Level 3 Communications, Inc. 8.8750%, 6/1/19	1,792,960
		5,470,188
Telephone – Integrated – 3.0%
13,840,000	Level 3 Financing, Inc. 9.3750%, 4/1/19	14,947,200
4,615,000	Level 3 Financing, Inc. 8.1250%, 7/1/19	4,845,750
6,434,000	Level 3 Financing, Inc. 7.0000%, 6/1/20	6,417,915
14,025,000	Softbank Corp. 4.5000%, 4/15/20 (144A)	13,516,594
2,754,000	Sprint Capital Corp. 6.9000%, 5/1/19	2,864,160
15,335,000	Sprint Capital Corp. 6.8750%, 11/15/28	14,721,600
11,499,000	Sprint Capital Corp. 8.7500%, 3/15/32	12,648,900
		69,962,119
Theaters – 0.4%
8,253,000	National CineMedia LLC 7.8750%, 7/15/21	8,954,505
Transportation – Railroad – 0.7%
10,635,000	Florida East Coast Railway Corp. 8.1250%, 2/1/17	11,246,513
3,901,000	Watco Cos. LLC / Watco Finance Corp. 6.3750%, 4/1/23 (144A)	3,881,495
		15,128,008
Transportation – Truck – 0.7%
15,254,000	Swift Services Holdings, Inc. 10.0000%, 11/15/18	16,855,670
Water Treatment Systems – 1.1%
6,681,000	Nuverra Environmental Solutions, Inc. 9.8750%, 4/15/18 (144A)	7,020,194
18,537,000	Nuverra Environmental Solutions, Inc. 9.8750%, 4/15/18	19,463,850
		26,484,044

Total Corporate Bonds (cost $1,970,063,413)		1,991,325,703

Preferred Stock – 0.4%
Steel – Producers – 0.4%
508,550	ArcelorMittal, 6.0000% (cost $13,023,804)	9,545,483

Money Market – 4.5%
104,382,849	Janus Cash Liquidity Fund LLC, 0%£ (cost $104,382,849)	104,382,849

Total Investments (total cost $2,272,396,274) – 98.7%		2,293,759,502

Cash, Receivables and Other Assets, net of Liabilities**– 1.3%		30,755,451

Net Assets – 100%		$2,324,514,953

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$17,734,478	0.8%
Brazil	18,937,352	0.8%
Canada	38,930,916	1.7%
Greece	19,058,820	0.8%
Japan	13,516,594	0.6%
Luxembourg	27,805,328	1.2%
Netherlands	10,224,000	0.4%
Singapore	15,044,330	0.7%
Spain	7,974,960	0.4%
United States††	2,124,532,724	92.6%

Total	$2,293,759,502	100.0%

††	Includes Cash Equivalents of 4.6%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

42 | JUNE 30, 2013

Janus Short-Term Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about overall portfolio allocations.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Summary

During the one-year period ended June 30, 2013, Janus Short-Term Bond Fund’s Class T Shares returned 0.90% compared with 0.74% for the Fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Index.

Market Environment

The 12 months ended June 30, 2013 were largely characterized by concern about global fiscal policies and their impact on economic growth. Overall, corporate credit spreads narrowed during the period. Longer-term U.S. Treasury bond yields rose, particularly in the final months as U.S. economic data began to improve.

The period began with concern about slow global economic growth, prompting additional stimulus from major central banks including the U.S. Federal Reserve (Fed), the European Central Bank and the Bank of Japan. Toward the end of calendar year 2012, worries grew about the “fiscal cliff,” a potentially recessionary mix of U.S. spending cuts and tax increases scheduled to take effect in January 2013. However, lawmakers delayed some elements of the fiscal cliff until March 2013, softening the impact, and the Fed continued to reiterate support for the markets via quantitative easing (QE) and near-zero interest rates.

By spring, there were signs that economic growth was improving. The U.S. economy seemed to weather the impact of government spending cuts that took effect in March, and employment data showed strengthening hiring patterns beginning in April. By May, markets were beginning to speculate about the eventual end of the Fed’s QE program, driving up longer-term Treasury yields. Meanwhile, Japan’s attempts to reflate its economy appeared to be having an effect, with signs of improving exports, rising manufacturing activity and increasing capital spending. Europe’s economy showed signs of stabilization, although growth expectations declined for China.

Performance Discussion

Overall, we increased the Fund’s weighting to corporate credit during the period, as we reacted to changing economic and market factors. Corporate credit represented 72.03% of holdings at period end, up from 65.96% a year earlier. At period end, we were significantly overweight to credit compared with the benchmark, which was roughly 18% weighted to credit at the end of the period. This approach rewarded shareholders as the Fund outperformed during the period, primarily through our security selection and overweight to credit, along with our excess spread carry, or the additional income generated by higher-yielding credit relative to the securities in the benchmark. This was balanced to some extent by our greater allocation to longer-duration credit, which tends not to fare as well when interest rates rise, as they did during the year.

Our underweight allocation to U.S. Treasury securities contributed, as well, as short-term interest rates moved incrementally higher. We reduced our Treasury exposure during the period, reflecting our increasingly defensive stance against interest rate risk and the relatively attractive risk-adjusted returns that we were seeing in corporate credit markets. At the end of June, our allocation to U.S. Treasury securities was 22.64%, compared with 29.39% a year earlier.

Our small allocation to commercial asset-backed securities (ABS) was a contributor to relative performance; these are loans backed by hard assets, such as vehicles or capital equipment. Our holdings in commercial mortgage-backed securities (CMBS) and bank loans also contributed.

Credit Contributors to Performance

Contributors were led by American International Group (AIG), an international insurer that offers property-casualty insurance, life insurance and retirement services. Over the past few years, AIG has simplified itself and transformed its balance sheet by selling noncore assets and

Janus Fixed Income & Money Market Funds | 43

Janus Short-Term Bond Fund (unaudited)

deleveraging its capital structure. During the period AIG finished repaying all of the $182 billion owed to the U.S. government from the company’s bailout during the 2007-2008 financial crisis. We believe its core business units are on strong footing, and that AIG remains focused on reducing high-cost debt and improving its ratings.

Engineering and construction company URS Corp. also performed well. In our opinion this is a company undergoing fundamental balance sheet improvement, and is likely to benefit from an improving global economy.

JPMorgan Chase & Co. also contributed. JPMorgan continued to maintain one of the strongest balance sheets in the industry, despite the cost of correcting a large trading loss announced in 2012. It has highly diversified businesses that have helped the company manage through credit losses and increased regulation while maintaining profitability.

Credit Detractors from Performance

Chemical company LyondellBasell and automaker General Motors detracted, primarily because our holdings were in relatively long duration securities.

Online brokerage firm E*Trade also detracted. E*Trade is a liquid name that tends to be traded actively during periods of market volatility. In addition, our holdings were in longer-duration securities.

Outlook

We believe employment data will continue to drive Fed action. While the employment picture has become brighter, it remains a long way from where the Fed needs it to be in order to begin “normalizing” the federal funds rate. The Fed is targeting a 6.5% unemployment rate as a turning point for policy. Most Fed policymakers don’t see that happening before 2015, and we take them at their word. Inflation remains low and disinflationary pressures have re-emerged, which should give the Fed room to keep short-term interest rates near zero for an extended period.

Risks to a continued U.S. economic recovery abound, with slowing growth in China, perpetual unrest in the Middle East, Europe’s financial crises and a rising U.S. dollar, which threatens export volumes. Any of these risks could flare and cause a pullback in risk and flight back to the relative safety of U.S. Treasury securities, which keeps us positive on the short end of the credit and Treasury curves. Expectations for corporate earnings are generally high for the second half of 2013, but talk of higher taxes or any of the aforementioned risks could disappoint investors in risk markets as well.

We plan to maintain a defensive posture in Treasuries over the near term and will reinvest maturing issues at higher corporate rates; we believe this can be a good way to preserve capital and build wealth in short-term bond markets. Fed policy should keep the front end of the yield curve anchored and the curve relatively steep, which we believe offers good opportunity for short-term bond investors to benefit from roll-down, or the return component associated with the price of a bond over time as it moves closer to maturity and the risk of owning it diminishes.

On behalf of each member of our investment team, thank you for your investment in the Janus Short-Term Bond Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

44 | JUNE 30, 2013

(unaudited)

Janus Short-Term Bond Fund At A Glance

Fund Profile
June 30, 2013

Weighted Average Maturity	2.5 Years
Average Effective Duration*	1.9 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	0.81%
With Reimbursement	0.89%
Class A Shares at MOP
Without Reimbursement	0.79%
With Reimbursement	0.86%
Class C Shares***
Without Reimbursement	0.01%
With Reimbursement	0.14%
Class D Shares
Without Reimbursement	0.92%
With Reimbursement	1.00%
Class I Shares
Without Reimbursement	1.04%
With Reimbursement	1.13%
Class N Shares
Without Reimbursement	1.10%
With Reimbursement	1.14%
Class S Shares
Without Reimbursement	0.60%
With Reimbursement	0.64%
Class T Shares
Without Reimbursement	0.85%
With Reimbursement	0.89%
Number of Bonds/Notes	186

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Fixed Income Securities)
June 30, 2013

AAA	1.3%
AA	27.0%
A	21.0%
BBB	30.0%
BB	13.1%
B	4.3%
Other	3.3%

†	Bond ratings provided by Standard & Poor’s. Not rated securities are not rated by S&P but may be rated by other rating agencies. Bond ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2013

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Janus Fixed Income & Money Market Funds | 45

Janus Short-Term Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013					Expense Ratios – per the October 26, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund – Class A Shares

NAV	1.22%	3.93%	3.23%	4.09%	0.94%	0.80%

MOP	–1.34%	2.92%	2.73%	3.85%

Janus Short-Term Bond Fund – Class C Shares

NAV	0.46%	3.30%	2.61%	3.42%	1.68%	1.55%

CDSC	–0.53%	3.30%	2.61%	3.42%

Janus Short-Term Bond Fund – Class D Shares(1)	1.01%	4.05%	3.53%	4.48%	0.74%	0.69%

Janus Short-Term Bond Fund – Class I Shares	1.48%	3.97%	3.44%	4.32%	0.64%	0.55%

Janus Short-Term Bond Fund – Class N Shares	1.48%	3.97%	3.49%	4.46%	0.60%	0.55%

Janus Short-Term Bond Fund – Class S Shares	1.03%	3.66%	3.03%	3.91%	1.09%	1.05%

Janus Short-Term Bond Fund – Class T Shares	0.90%	3.97%	3.49%	4.46%	0.84%	0.80%

Barclays 1-3 Year U.S. Government/Credit Index	0.74%	2.47%	2.92%	4.51%**

Morningstar Quartile – Class T Shares	3rd	1st	1st	1st

Morningstar Ranking – based on total returns for Short-Term Bond Funds	261/442	97/413	78/345	42/169

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

46 | JUNE 30, 2013

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 2.50%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The expense ratios for Class A Shares and Class N Shares shown are estimated.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Janus Fixed Income & Money Market Funds | 47

Janus Short-Term Bond Fund (unaudited)

*	The Fund’s inception date – September 1, 1992
**	The Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.
(1)	Closed to new investors.

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$997.40	$4.01	$1,000.00	$1,020.78	$4.06	0.81%

Class C Shares	$1,000.00	$993.70	$7.66	$1,000.00	$1,017.11	$7.75	1.55%

Class D Shares	$1,000.00	$998.00	$3.37	$1,000.00	$1,021.42	$3.41	0.68%

Class I Shares	$1,000.00	$998.70	$2.73	$1,000.00	$1,022.07	$2.76	0.55%

Class N Shares	$1,000.00	$998.70	$2.73	$1,000.00	$1,022.07	$2.76	0.55%

Class S Shares	$1,000.00	$1,000.00	$4.66	$1,000.00	$1,020.13	$4.71	0.94%

Class T Shares	$1,000.00	$997.40	$3.91	$1,000.00	$1,020.88	$3.96	0.79%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

48 | JUNE 30, 2013

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 4.3%
$16,507,000	AmeriCredit Automobile Receivables Trust 1.9300%, 8/8/18	$16,322,848
13,681,948	Banc of America Large Loan Trust 2.4990%, 11/15/15 (144A),‡	13,692,566
8,835,000	Gracechurch Card Funding PLC 0.8992%, 6/15/17 (144A),‡	8,898,435
30,586,000	Permanent Master Issuer PLC 1.8271%, 7/15/42 (144A),‡	31,079,414
14,074,300	Santander Consumer Acquired Receivables Trust 2.0100%, 8/15/16 (144A)	14,154,931
867,480	Santander Drive Auto Receivables Trust 1.8900%, 5/15/17 (144A)	870,186
12,782,000	Santander Drive Auto Receivables Trust 1.9400%, 4/16/18	12,688,295
8,939,715	SMART Trust 1.5400%, 3/14/15 (144A)	8,972,944
18,233,000	SMART Trust 2.5200%, 11/14/16 (144A)	18,538,512
3,797,000	SMART Trust 0.9700%, 3/14/17	3,797,000

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $128,776,402)		129,015,131

Bank Loan – 0.2%
Metal – Iron – 0.2%
4,777,895	FMG Resources (August 2006) Pty, Ltd. 5.2500%, 10/18/17‡ (cost $4,736,365)	4,745,787

Corporate Bonds – 71.5%
Advertising Services – 0.1%
1,618,000	WPP Finance UK 5.8750%, 6/15/14	1,687,289
Aerospace and Defense – Equipment – 0.8%
9,974,000	Exelis, Inc. 4.2500%, 10/1/16	10,516,197
13,953,000	TransDigm, Inc. 7.7500%, 12/15/18	14,685,532
		25,201,729
Airlines – 0.3%
9,271,000	Southwest Airlines Co. 5.2500%, 10/1/14	9,704,632
Apparel Manufacturers – 0.3%
8,121,000	Hanesbrands, Inc. 6.3750%, 12/15/20	8,659,016
Beverages – Non-Alcoholic – 1.0%
29,986,000	PepsiCo, Inc. 0.7000%, 8/13/15	29,978,354
Building – Residential and Commercial – 0.3%
8,730,000	Lennar Corp. 5.6000%, 5/31/15	9,166,500
Building Products – Cement and Aggregate – 0.2%
5,238,000	CRH America, Inc. 5.3000%, 10/15/13	5,304,313
Cable/Satellite Television – 0%
1,048,000	Time Warner Cable, Inc. 6.2000%, 7/1/13	1,048,000
Casino Hotels – 0.9%
14,840,000	MGM Resorts International 6.6250%, 7/15/15	15,823,150
3,513,000	MGM Resorts International 7.5000%, 6/1/16	3,829,170
6,317,000	MGM Resorts International 7.6250%, 1/15/17	6,901,323
		26,553,643
Cellular Telecommunications – 0.8%
1,615,000	Cellco Partnership / Verizon Wireless Capital LLC 7.3750%, 11/15/13	1,653,487
1,659,000	Cellco Partnership / Verizon Wireless Capital LLC 5.5500%, 2/1/14	1,703,176
18,339,000	Sprint Nextel Corp. 6.0000%, 12/1/16	19,347,645
		22,704,308
Chemicals – Diversified – 1.5%
40,963,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	44,571,676
Chemicals – Specialty – 2.1%
15,634,000	Ashland, Inc. 3.0000%, 3/15/16 (144A)	15,712,170
20,346,000	Ashland, Inc. 3.8750%, 4/15/18 (144A)	20,142,540
14,399,000	Ecolab, Inc. 2.3750%, 12/8/14	14,685,224
11,972,000	Ecolab, Inc. 1.0000%, 8/9/15	11,959,046
		62,498,980
Coatings and Paint Products – 0.5%
14,031,000	RPM International, Inc. 6.2500%, 12/15/13	14,329,748
Commercial Banks – 6.9%
7,843,000	Associated Banc-Corp 1.8750%, 3/12/14	7,856,804
27,155,000	BBVA U.S. Senior SAU 4.6640%, 10/9/15	27,972,990
17,282,000	Canadian Imperial Bank of Commerce 1.4500%, 9/13/13	17,321,783
23,605,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	23,959,075
2,349,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	2,387,171
40,650,000	CIT Group, Inc. 5.0000%, 5/15/17	41,513,812
14,330,000	HSBC Bank PLC 1.6250%, 8/12/13 (144A)	14,351,051
14,057,000	Intesa Sanpaolo SpA 3.1250%, 1/15/16	13,821,658
7,575,000	National Bank of Canada 1.6500%, 1/30/14 (144A)	7,625,753
17,547,000	Nordea Bank A.B. 1.7500%, 10/4/13 (144A)	17,607,186

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 49

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Commercial Banks – (continued)
$15,649,000	Nordea Bank A.B. 0.8750%, 5/13/16 (144A)	$15,476,548
4,308,000	Regions Financial Corp. 7.7500%, 11/10/14	4,655,139
10,548,000	Regions Financial Corp. 2.0000%, 5/15/18	9,971,119
1,544,000	Zions Bancorp 4.0000%, 6/20/16	1,615,598
		206,135,687
Commercial Services – Finance – 0.5%
15,760,000	Total System Services, Inc. 2.3750%, 6/1/18	15,269,013
Data Processing and Management – 1.2%
15,816,000	Dun & Bradstreet Corp. 3.2500%, 12/1/17	15,930,603
18,777,000	Fiserv, Inc. 3.1250%, 10/1/15	19,586,720
1,429,000	Fiserv, Inc. 3.1250%, 6/15/16	1,490,100
		37,007,423
Diversified Banking Institutions – 11.3%
4,854,000	Bank of America Corp. 4.5000%, 4/1/15	5,091,487
8,567,000	Bank of America Corp. 1.5000%, 10/9/15	8,547,536
31,395,000	Bank of America Corp. 1.2500%, 1/11/16	30,960,116
15,930,000	Bank of America Corp. 3.6250%, 3/17/16	16,640,590
6,695,000	Bank of America Corp. 3.7500%, 7/12/16	7,018,255
50,961,000	Citigroup, Inc. 5.0000%, 9/15/14	52,960,047
7,328,000	Citigroup, Inc. 4.8750%, 5/7/15	7,730,417
39,812,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	41,558,194
4,197,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	4,548,646
18,101,000	JPMorgan Chase & Co. 4.8750%, 3/15/14	18,613,059
38,434,000	JPMorgan Chase & Co. 5.1500%, 10/1/15	41,524,862
13,103,000	Morgan Stanley 4.2000%, 11/20/14	13,554,791
17,013,000	Morgan Stanley 3.4500%, 11/2/15	17,555,102
15,735,000	Morgan Stanley 1.7500%, 2/25/16	15,588,177
6,806,000	Morgan Stanley 3.8000%, 4/29/16	7,078,655
31,611,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	32,140,769
15,431,000	UBS A.G. 2.2500%, 8/12/13	15,457,341
2,269,000	UBS A.G. 5.8750%, 7/15/16	2,498,024
		339,066,068
Diversified Financial Services – 1.9%
4,363,000	General Electric Capital Corp. 3.5000%, 6/29/15	4,552,415
13,985,000	General Electric Capital Corp. 2.3750%, 6/30/15	14,343,086
18,122,000	General Electric Capital Corp. 4.3750%, 9/21/15	19,359,225
17,113,000	General Electric Capital Corp. 5.0000%, 1/8/16	18,663,181
		56,917,907
Diversified Minerals – 0.2%
7,363,000	FMG Resources (August 2006) Pty, Ltd. 7.0000%, 11/1/15 (144A)	7,436,630
Diversified Operations – 1.2%
17,769,000	Eaton Corp. 0.9500%, 11/2/15 (144A)	17,698,777
19,600,000	Ingersoll-Rand Global Holding Co., Ltd. 2.8750%, 1/15/19 (144A)	19,334,969
		37,033,746
Electric – Distribution – 0.2%
5,281,000	SP PowerAssets, Ltd. 5.0000%, 10/22/13 (144A)	5,339,851
Electric – Generation – 0%
1,273,000	AES Corp. 7.7500%, 10/15/15	1,403,483
Electric – Integrated – 1.1%
5,922,000	CMS Energy Corp. 2.7500%, 5/15/14	6,005,701
1,440,000	Duke Energy Corp. 6.3000%, 2/1/14	1,485,834
873,000	Georgia Power Co. 6.0000%, 11/1/13	888,559
1,309,000	Monongahela Power Co., Inc. 7.9500%, 12/15/13 (144A)	1,349,956
4,365,000	Nisource Finance Corp. 5.4000%, 7/15/14	4,561,831
15,184,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	15,868,738
4,365,000	Union Electric Co. 4.6500%, 10/1/13	4,399,558
		34,560,177
Electronic Components – Semiconductors – 1.0%
29,257,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	28,979,088
Electronic Measuring Instruments – 0.5%
13,433,000	FLIR Systems, Inc. 3.7500%, 9/1/16	13,884,376
Engineering – Research and Development Services – 0.3%
10,202,000	URS Corp. 4.3500%, 4/1/17 (144A)	10,393,165
Fiduciary Banks – 0.1%
1,746,000	Northern Trust Corp. 5.5000%, 8/15/13	1,756,958
Finance – Auto Loans – 3.5%
19,402,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	19,998,495

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

50 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Finance – Auto Loans – (continued)
$28,245,000	Ford Motor Credit Co. LLC 2.7500%, 5/15/15	$28,640,148
10,200,000	Ford Motor Credit Co. LLC 4.2500%, 2/3/17	10,657,225
26,097,000	General Motors Financial Co., Inc. 2.7500%, 5/15/16 (144A)	25,672,924
4,146,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18 (144A)	4,031,985
15,579,000	PACCAR Financial Corp. 0.7500%, 8/14/15	15,597,866
		104,598,643
Finance – Credit Card – 0.2%
5,953,000	American Express Credit Corp. 1.7500%, 6/12/15	6,033,776
Finance – Investment Bankers/Brokers – 1.4%
14,322,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	14,465,220
24,684,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	26,086,816
1,790,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	1,874,168
		42,426,204
Finance – Leasing Companies – 0.2%
7,040,000	International Lease Finance Corp. 2.2238%, 6/15/16‡	6,987,200
Finance – Other Services – 0.1%
1,674,000	National Rural Utilities Cooperative Finance Corp. 5.5000%, 7/1/13	1,674,000
Food – Confectionary – 0.3%
8,765,000	WM Wrigley Jr. Co. 3.7000%, 6/30/14 (144A)	8,995,651
Food – Meat Products – 0.2%
5,083,000	JBS USA LLC / JBS USA Finance, Inc. 11.6250%, 5/1/14	5,362,565
Food – Miscellaneous/Diversified – 1.2%
9,026,000	ConAgra Foods, Inc. 1.3000%, 1/25/16	9,040,884
9,494,000	Dole Food Co., Inc. 8.7500%, 7/15/13	9,508,241
8,590,000	General Mills, Inc. 1.5500%, 5/16/14	8,664,973
7,356,000	Kraft Foods Group, Inc. 1.6250%, 6/4/15	7,434,437
		34,648,535
Food – Retail – 0.6%
4,646,000	Stater Bros Holdings, Inc. 7.7500%, 4/15/15	4,657,661
12,512,000	Stater Bros Holdings, Inc. 7.3750%, 11/15/18	13,231,440
		17,889,101
Linen Supply & Related Items – 0.2%
5,043,000	Cintas Corp. No. 2 2.8500%, 6/1/16	5,264,922
Machinery – Farm – 0.1%
2,619,000	Case New Holland, Inc. 7.8750%, 12/1/17	2,966,018
Machinery – General Industrial – 0.2%
5,645,000	Wabtec Corp. 6.8750%, 7/31/13	5,666,169
Medical – Drugs – 2.1%
42,042,000	AbbVie, Inc. 1.2000%, 11/6/15 (144A)	42,088,204
16,317,000	GlaxoSmithKline Capital PLC 0.7500%, 5/8/15	16,313,345
5,893,000	Zoetis, Inc. 1.1500%, 2/1/16 (144A)	5,872,982
		64,274,531
Metal Processors and Fabricators – 0.3%
8,884,000	Precision Castparts Corp. 0.7000%, 12/20/15	8,831,727
Multi-Line Insurance – 2.1%
42,043,000	American International Group, Inc. 4.2500%, 9/15/14	43,600,399
18,785,000	American International Group, Inc. 2.3750%, 8/24/15	19,081,314
		62,681,713
Multimedia – 1.5%
11,705,000	NBCUniversal Enterprise, Inc. 0.8170%, 4/15/16 (144A),‡	11,739,729
17,312,000	NBCUniversal Media LLC 2.1000%, 4/1/14	17,520,488
14,194,000	Time Warner, Inc. 3.1500%, 7/15/15	14,826,584
		44,086,801
Office Automation and Equipment – 0%
972,000	Xerox Corp. 8.2500%, 5/15/14	1,032,709
Oil Companies – Exploration and Production – 4.0%
15,407,000	Canadian Natural Resources, Ltd. 1.4500%, 11/14/14	15,531,596
25,835,000	Chesapeake Energy Corp. 3.2500%, 3/15/16	25,705,825
7,123,000	Continental Resources, Inc. 8.2500%, 10/1/19	7,799,685
8,222,000	Harvest Operations Corp. 6.8750%, 10/1/17	9,167,530
12,796,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	13,448,596
20,010,000	Petrohawk Energy Corp. 7.8750%, 6/1/15	20,440,215
14,205,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	15,060,212
11,895,000	Whiting Petroleum Corp. 7.0000%, 2/1/14	12,162,638
		119,316,297
Oil Companies – Integrated – 1.5%
43,108,000	Phillips 66 1.9500%, 3/5/15	43,776,476
Oil Refining and Marketing – 0.1%
4,190,000	Sunoco, Inc. 4.8750%, 10/15/14	4,363,948

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 51

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Paper and Related Products – 0.1%
$1,929,000	Cascades, Inc. 7.8750%, 1/15/20	$2,015,805
Pharmacy Services – 3.4%
59,942,000	Express Scripts Holding Co. 2.7500%, 11/21/14	61,260,604
31,195,000	Express Scripts Holding Co. 2.1000%, 2/12/15	31,724,847
8,408,000	Express Scripts Holding Co. 3.1250%, 5/15/16	8,743,109
		101,728,560
Pipelines – 4.3%
27,234,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	28,868,040
26,187,000	DCP Midstream Operating L.P. 2.5000%, 12/1/17	25,849,240
8,778,000	Enterprise Products Operating LLC 1.2500%, 8/13/15	8,806,809
2,820,000	Kinder Morgan Energy Partners L.P. 5.0000%, 12/15/13	2,873,312
23,277,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	24,931,902
10,683,000	Kinder Morgan Finance Co. LLC 6.0000%, 1/15/18 (144A)	11,216,071
1,718,000	Kinder Morgan, Inc. 5.1500%, 3/1/15	1,774,742
18,310,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	19,419,458
6,145,000	TransCanada PipeLines, Ltd. 0.8750%, 3/2/15	6,150,346
		129,889,920
Property and Casualty Insurance – 0.4%
13,095,000	ACE INA Holdings, Inc. 2.6000%, 11/23/15	13,590,777
Property Trust – 0.3%
8,585,000	WT Finance Aust Pty, Ltd. / Westfield Capital / WEA Finance LLC 5.1250%, 11/15/14 (144A)	9,131,023
Publishing – Newspapers – 0.6%
17,603,000	Gannett Co., Inc. 6.3750%, 9/1/15	19,011,240
Publishing – Periodicals – 0.4%
10,490,000	Nielsen Finance LLC / Nielsen Finance Co. 7.7500%, 10/15/18	11,276,750
Reinsurance – 0%
1,015,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	1,020,695
REIT – Office Property – 0.5%
14,151,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	15,419,694
REIT – Regional Malls – 0.1%
3,470,000	Simon Property Group L.P. 4.9000%, 1/30/14	3,552,510
REIT – Warehouse and Industrial – 0.4%
5,257,000	ProLogis L.P. 5.6250%, 11/15/15	5,693,673
5,565,000	ProLogis L.P. 5.7500%, 4/1/16	6,109,329
		11,803,002
Retail – Drug Store – 0%
1,486,000	Walgreen Co. 4.8750%, 8/1/13	1,490,827
Retail – Propane Distribution – 0.3%
8,651,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 9.1250%, 10/1/17	9,040,295
Retail – Restaurants – 0.5%
15,471,000	Brinker International, Inc. 2.6000%, 5/15/18	15,142,489
Savings/Loan/Thrifts – 0.3%
10,016,000	Amsouth Bank 5.2000%, 4/1/15	10,391,600
Semiconductor Components/Integrated Circuits – 0.8%
11,835,000	TSMC Global, Ltd. 0.9500%, 4/3/16 (144A)	11,655,723
13,847,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	13,311,772
		24,967,495
Steel – Producers – 1.1%
10,865,000	ArcelorMittal 4.2500%, 2/25/15	10,946,487
7,017,000	ArcelorMittal 4.2500%, 8/5/15	7,087,170
15,412,000	ArcelorMittal 4.2500%, 3/1/16	15,489,060
		33,522,717
Super-Regional Banks – 0.1%
3,230,000	PNC Funding Corp. 5.2500%, 11/15/15	3,515,106
Telephone – Integrated – 0.8%
22,395,000	British Telecommunications PLC 2.0000%, 6/22/15	22,831,389
Transportation – Services – 0.8%
20,364,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	20,809,055
873,000	FedEx Corp. 7.3750%, 1/15/14	903,425
2,171,000	United Parcel Service, Inc. 3.8750%, 4/1/14	2,225,822
		23,938,302
Transportation – Truck – 0.1%
2,948,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	3,073,523
Trucking and Leasing – 1.2%
11,091,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 7/11/14 (144A)	11,249,058

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

52 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Trucking and Leasing – (continued)
$15,768,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	$16,038,894
8,730,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.8750%, 7/17/18 (144A)	8,816,820
		36,104,772

Total Corporate Bonds (cost $2,149,685,364)		2,149,927,237

U.S. Treasury Notes/Bonds – 22.6%
	U.S. Treasury Notes/Bonds:
199,140,000	0.2500%, 2/28/14**	199,287,762
14,845,000	1.2500%, 3/15/14	14,959,811
11,768,000	0.2500%, 3/31/14	11,775,814
33,115,000	0.2500%, 4/30/14	33,136,988
9,483,000	0.2500%, 6/30/14	9,488,557
77,903,000	0.6250%, 7/15/14	78,243,826
1,749,000	0.5000%, 8/15/14	1,754,738
58,375,000	0.2500%, 8/31/14	58,400,101
8,786,000	0.2500%, 9/15/14	8,789,093
75,547,000	0.2500%, 10/31/14	75,576,539
155,069,000	0.2500%, 1/15/15	155,038,761
18,606,000	0.2500%, 2/15/15	18,595,097
423,000	0.3750%, 3/15/15	423,496
15,246,000	1.0000%, 5/31/18	14,983,952

Total U.S. Treasury Notes/Bonds (cost $679,969,339)		680,454,535

Short-Term Taxable Variable Rate Demand Note – 0%
940,000	California Infrastructure & Economic Development Bank 0.3400%, 4/1/24‡ (cost $940,000)	940,000

Money Market – 1.3%
39,010,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $39,010,000)	39,010,000

Total Investments (total cost $3,003,117,470) – 99.9%		3,004,092,690

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		3,584,624

Net Assets – 100%		$3,007,677,314

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$73,430,951	2.4%
Brazil	5,362,565	0.2%
Canada	48,645,283	1.6%
Ireland	5,304,313	0.2%
Italy	13,821,658	0.5%
Luxembourg	33,522,717	1.1%
Netherlands	11,276,750	0.4%
Singapore	5,339,851	0.2%
South Korea	38,146,618	1.3%
Spain	27,972,990	0.9%
Sweden	33,083,734	1.1%
Switzerland	17,955,365	0.6%
Taiwan	24,967,495	0.8%
United Kingdom	127,301,692	4.2%
United States††	2,537,960,708	84.5%

Total	$3,004,092,690	100.0%

††	Includes Cash Equivalents of 1.3%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 53

Janus Money Market Funds (unaudited)

Janus Government Money Market Fund
Average Annual Total Return	Portfolio Manager
For the Periods Ended June 30, 2013	Eric Thorderson

Class D Shares(1)
1 Year	0.01%
5 Year	0.13%
10 Year	1.47%
Since Inception (February 14, 1995)	2.74%
Class T Shares
1 Year	0.01%
5 Year	0.13%
10 Year	1.47%
Since Inception (February 14, 1995)	2.74%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.0100%
Without Reimbursement	-0.4600%
Class T Shares
With Reimbursement	0.0100%
Without Reimbursement	-0.4800%

Expense Ratio
Per the October 26, 2012 prospectuses

Class D Shares(1)
Total Annual Fund Operating Expenses	0.69%
Class T Shares
Total Annual Fund Operating Expenses	0.71%

Janus Money Market
Fund
Average Annual Total Return	Portfolio Manager
For the Periods Ended June 30, 2013	Eric Thorderson

Class D Shares(1)
1 Year	0.00%
5 Year	0.16%
10 Year	1.55%
Since Inception (February 14, 1995)	2.83%
Class T Shares
1 Year	0.00%
5 Year	0.16%
10 Year	1.55%
Since Inception (February 14, 1995)	2.83%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.0000%
Without Reimbursement	-0.4500%
Class T Shares
With Reimbursement	0.0000%
Without Reimbursement	-0.4700%

Expense Ratio
Per the October 26, 2012 prospectuses

Class D Shares(1)
Total Annual Fund Operating Expenses	0.67%
Class T Shares
Total Annual Fund Operating Expenses	0.69%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital has voluntarily agreed to waive one-half of its investment advisory fee and such additional fees to the extent necessary to assist each Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Class D Shares of each Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of each Fund’s former Class J Shares. If Class D Shares of each Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following each Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of each Fund than the total return.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1)	Closed to new investors.

54 | JUNE 30, 2013

Janus Government Money Market Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class D Shares	$1,000.00	$1,000.00	$0.84	$1,000.00	$1,023.95	$0.85	0.17%

Class T Shares	$1,000.00	$1,000.00	$0.84	$1,000.00	$1,023.95	$0.85	0.17%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 55

Janus Money Market Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class D Shares	$1,000.00	$1,000.00	$0.74	$1,000.00	$1,024.05	$0.75	0.15%

Class T Shares	$1,000.00	$1,000.00	$0.74	$1,000.00	$1,024.05	$0.75	0.15%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

56 | JUNE 30, 2013

Janus Government Money Market Fund

Schedule of Investments

As of June 30, 2013

Principal Amount		Value

Repurchase Agreements – 19.4%
$30,700,000	Credit Suisse Securities (USA) LLC, 0.1200%, dated 6/28/13, maturing 7/1/13 to be repurchased at $30,700,307 collateralized by $1,028,647,656 in U.S. Government Agencies 0.2631%-5.7510%, 2/25/19-6/15/42 with a value of $31,314,114	$30,700,000
4,600,000	RBC Capital Markets Corp., 0.1300%, dated 6/28/13, maturing 7/1/13 to be repurchased at $4,600,050 collateralized by $4,509,591 in U.S. Government Agencies 3.0000%-10.0000%, 3/1/19-5/15/55 with a value of $4,692,000	4,600,000

Total Repurchase Agreements (amortized cost $35,300,000)		35,300,000

U.S. Government Agency Notes – 34.2%
	Fannie Mae:
2,000,000	0.1101%, 7/31/13	1,999,817
3,000,000	0.1652%, 8/1/13	2,999,574
4,300,000	0.1122%, 10/1/13	4,298,768
5,000,000	0.1201%, 11/6/13	4,997,867
4,000,000	0.1301%, 11/20/13	3,997,949
4,000,000	0.1401%, 12/26/13	3,997,231
	Federal Home Loan Bank System:
3,000,000	0.1351%, 7/3/13	2,999,977
4,000,000	0.1065%, 7/24/13	3,999,728
2,000,000	0.0600%, 8/9/13	1,999,870
4,500,000	0.0900%, 9/6/13	4,499,246
	Freddie Mac:
3,000,000	0.1151%, 7/8/13	2,999,933
3,000,000	0.1351%, 8/13/13	2,999,516
2,000,000	0.0700%, 9/10/13	1,999,724
2,000,000	0.0901%, 11/5/13	1,999,365
3,000,000	0.1001%, 12/9/13	2,998,658
2,000,000	0.1015%, 1/14/14	1,998,905
3,000,000	0.1251%, 1/15/14	2,997,937
2,000,000	0.1352%, 4/21/14	1,997,795
6,337,188	0.2400%, 1/15/42‡	6,337,188

Total U.S. Government Agency Notes (amortized cost $62,119,048)		62,119,048

Variable Rate Demand Agency Notes – 46.5%
1,080,000	A.E. Realty LLC 0.1900%, 10/1/23	1,080,000
600,000	City of Plymouth WI 0.2000%, 12/1/14	600,000
1,350,000	Clearwater Solutions LLC 0.2500%, 9/1/21	1,350,000
9,000,000	Cypress Bend Real Estate Development Co. LLC 0.1900%, 4/1/33	9,000,000
3,000,000	Florida Food Products, Inc. 0.1900%, 12/1/22	3,000,000
5,960,000	Florida Housing Finance Corp. 0.0700%, 7/15/36	5,960,000
3,000,000	Greer Family LLC 0.1900%, 8/1/31	3,000,000
2,065,000	Housing Development Corp., New York 0.0600%, 6/15/37	2,065,000
410,000	Illinois Housing Development Authority 0.2100%, 5/1/37	410,000
2,805,000	Indian Hills Country Club 0.1900%, 3/1/30	2,805,000
2,500,000	Irrevocable Trust Agreement John A. Thomas & Elizabeth F. Thomas 0.1900%, 12/1/20	2,500,000
3,745,000	Johnson Capital Management LLC 0.2500%, 6/1/47	3,745,000
155,000	Lakeshore Professional Properties LLC 0.3000%, 7/1/45	155,000
700,000	Maryland Community Development Administration 0.0600%, 2/1/41	700,000
22,605,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.1953%, 11/1/35	22,605,000
3,835,000	Mississippi Business Finance Corp. 0.2300%, 1/1/34	3,835,000
4,010,000	Mississippi Business Finance Corp. – Series A 0.2300%, 3/1/29	4,010,000
3,730,000	Mississippi Business Finance Corp. – Series B 0.2300%, 3/1/29	3,730,000
4,310,000	Phenix City Downtown Redevelopment Authority 0.1900%, 2/1/33	4,310,000
500,000	Sacramento Housing & Redevelopment Agency 0.2000%, 1/15/36	500,000
1,685,000	Shepherd Capital LLC 0.3000%, 10/1/53	1,685,000
4,500,000	Thomas H. Turner Family Irrevocable Trust 0.1900%, 6/1/20	4,500,000
2,210,000	Tyler Enterprises LLC 0.1900%, 10/1/22	2,210,000
760,000	VOC-RE I LLC 0.1900%, 2/1/43	760,000

Total Variable Rate Demand Agency Notes (amortized cost $84,515,000)		84,515,000

Total Investments (total amortized cost $181,934,048) – 100.1%		181,934,048

Liabilities, net of Cash, Receivables and Other Assets– (0.1)%		(185,973)

Net Assets – 100%		$181,748,075

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 57

Janus Money Market Fund

Schedule of Investments

As of June 30, 2013

Principal Amount		Value

Certificates Of Deposit – 17.3%
$30,000,000	Bank of Montreal, Chicago 0.1500%, 8/27/13	$30,000,000
22,300,000	Mizuho Corporate Bank, Ltd. 0.1100%, 7/3/13	22,300,000
25,000,000	Mizuho Corporate Bank, Ltd. 0.1200%, 7/5/13	25,000,000
25,000,000	Sumitomo Mitsui Banking Corp. 0.0700%, 7/5/13	25,000,000
30,000,000	Sumitomo Mitsui Banking Corp. 0.1000%, 7/10/13	30,000,000
25,000,000	Svenska Handelsbanken A.B. 0.1950%, 7/23/13	25,000,076
19,300,000	Toronto Dominion Bank, New York 0.1400%, 7/10/13	19,300,000
25,000,000	Toronto Dominion Bank, New York 0.1600%, 7/18/13	25,000,000
17,700,000	Toronto Dominion Bank, New York 0.1500%, 8/19/13	17,700,000

Total Certificates Of Deposit (amortized cost $219,300,076)		219,300,076

Commercial Paper – 13.2%
25,000,000	BNP Paribas Finance, Inc. 0.0913%, 7/2/13	24,999,938
35,000,000	BNP Paribas Finance, Inc. 0.0913%, 7/5/13	34,999,650
10,000,000	JPMorgan Chase & Co. 0.2030%, 7/29/13	9,998,444
20,000,000	JPMorgan Chase & Co. 0.1624%, 7/31/13	19,997,333
15,000,000	JPMorgan Chase & Co. 0.1624%, 8/2/13	14,997,866
20,000,000	Nieuw Amsterdam Receivables Corp. 0.1725%, 7/11/13 (Section 4(2))	19,999,056
10,000,000	Nieuw Amsterdam Receivables Corp. 0.1725%, 7/15/13 (Section 4(2))	9,999,339
12,000,000	Nieuw Amsterdam Receivables Corp. 0.1624%, 7/18/13 (Section 4(2))	11,999,093
20,000,000	Nieuw Amsterdam Receivables Corp. 0.1522%, 7/25/13 (Section 4(2))	19,998,000

Total Commercial Paper (amortized cost $166,988,719)		166,988,719

Repurchase Agreements – 43.6%
100,000,000	Goldman Sachs & Co., 0.1400%, dated 6/28/13, maturing 7/1/13 to be repurchased at $100,001,167 collateralized by $99,187,602 in U.S. Government Agencies 2.5370%-4.0000%, 6/1/42-6/1/43 with a value of $102,000,001	100,000,000
100,000,000	HSBC Securities (USA), Inc., 0.1500%, dated 6/28/13, maturing 7/1/13 to be repurchased at $100,001,250 collateralized by $102,731,473 in U.S. Government Agencies 0.4416%-2.0000%, 2/20/38-1/20/43 with a value of $102,003,982	100,000,000
100,000,000	JPMorgan Chase & Co., 0.1000%, dated 6/28/13, maturing 7/1/13 to be repurchased at $100,000,833 collateralized by $608,801,194 in U.S. Government Agencies 0.0500%-6.5570%, 11/25/26-12/25/42 with a value of $102,000,135	100,000,000
253,000,000	RBC Capital Markets Corp., 0.1300%, dated 6/28/13, maturing 7/1/13 to be repurchased at $253,002,741 collateralized by $248,027,514 in U.S. Government Agencies 3.0000%-10.0000%, 3/1/19-5/15/55 with a value of $258,060,000	253,000,000

Total Repurchase Agreements (amortized cost $553,000,000)		553,000,000

U.S. Government Agency Notes – 11.5%
	Fannie Mae:
10,000,000	0.1101%, 7/31/13	9,999,083
20,000,000	0.1502%, 8/1/13	19,997,415
10,000,000	0.1401%, 12/26/13	9,993,078
	Federal Home Loan Bank System:
10,000,000	0.1351%, 7/3/13	9,999,925
10,000,000	0.1065%, 7/24/13	9,999,320
10,000,000	0.1151%, 7/26/13	9,999,201
	Freddie Mac:
10,000,000	0.1301%, 7/1/13	10,000,000
10,000,000	0.1151%, 7/8/13	9,999,776
10,000,000	0.1382%, 8/13/13	9,998,351
13,000,000	0.1251%, 11/25/13	12,993,364
10,000,000	0.1402%, 2/3/14	9,991,560
5,900,000	0.1201%, 2/11/14	5,895,575
6,100,000	0.1101%, 2/24/14	6,095,564
10,000,000	0.1352%, 4/21/14	9,988,974

Total U.S. Government Agency Notes (amortized cost $144,951,186)		144,951,186

Variable Rate Demand Agency Notes – 14.5%
5,060,000	Auburn Industrial Development Board 0.1900%, 7/1/26	5,060,000
4,000,000	Breckenridge Terrace LLC 0.2100%, 5/1/39	4,000,000
14,980,000	Breckenridge Terrace LLC 0.2100%, 5/1/39	14,980,000
7,985,000	Brevard County Health Facilities Authority 0.0500%, 9/1/25	7,985,000
800,000	California Infrastructure & Economic Development Bank 0.1400%, 7/1/33	800,000
1,020,000	Capital Markets Access Co. LC 0.1900%, 7/1/25	1,020,000
9,100,000	County of Eagle CO 0.2600%, 6/1/27	9,100,000
8,000,000	County of Eagle CO 0.2600%, 5/1/39	8,000,000
8,965,000	County of Franklin OH – Series A 0.0600%, 11/1/22	8,965,000
6,850,000	County of Franklin OH – Series B 0.0600%, 11/1/34	6,850,000

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

58 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Principal Amount		Value

$5,595,000	Danville-Pittsylvania Regional Facility Authority 0.2000%, 1/1/26	$5,595,000
11,470,000	Eskaton Properties, Inc. 0.4000%, 12/1/37	11,470,000
3,795,000	FJM Properties of Willmar LLC 0.2300%, 10/1/24	3,795,000
7,000,000	Florissant Industrial Development Authority 0.0500%, 9/1/28	7,000,000
5,620,000	Hunter’s Ridge, Southpointe 0.2300%, 6/1/25	5,620,000
3,760,000	J-Jay Properties LLC 0.1800%, 7/1/35	3,760,000
530,000	Kentucky Economic Development Finance Authority 1.0000%, 11/1/15	530,000
1,080,000	Lone Tree Building Authority 0.4000%, 12/1/17	1,080,000
9,000,000	Louisiana Public Facilities Authority 0.0500%, 7/1/47	9,000,000
10,000,000	Massachusetts Health & Educational Facilities Authority – Series N2 0.0600%, 10/1/42	10,000,000
4,415,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.1953%, 11/1/35	4,415,000
5,000,000	Phenix City Downtown Redevelopment Authority 0.1900%, 2/1/33	5,000,000
160,000	Phoenix Realty Special Account 0.2700%, 4/1/20	160,000
10,865,000	RBS Insurance Trust 0.1900%, 11/1/31	10,865,000
3,650,000	Riley Family Eagle Lake L.P. & Riley Family Lexington Heights L.P. 0.2000%, 9/1/33	3,650,000
5,700,000	Tenderfoot Seasonal Housing LLC 0.2600%, 7/1/35	5,700,000
2,600,000	Tift County Development Authority 0.2500%, 2/1/18	2,600,000
4,350,000	Triple Crown Investments LLC 0.1900%, 8/1/25	4,350,000
1,620,000	Volunteers of America of Alabama, Inc. 0.2500%, 9/1/23	1,620,000
21,080,000	Washington Higher Education Facilities Authority 0.0600%, 10/1/30	21,080,000

Total Variable Rate Demand Agency Notes (amortized cost $184,050,000)		184,050,000

Total Investments (total amortized cost $1,268,289,981) – 100.1%		1,268,289,981

Liabilities, net of Cash, Receivables and Other Assets– (0.1)%		(671,773)

Net Assets – 100%		$1,267,618,208

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 59

Notes to Schedules of Investments and Other Information

Barclays 1-3 Year U.S. Government/Credit Index	Composed of all bonds of investment grade with a maturity between one and three years.

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Barclays Global Aggregate Corporate Bond Index	The corporate component of the Barclays Global Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays U.S. Corporate High-Yield Bond Index	Composed of fixed-rate, publicly issued, non-investment grade debt.

A.B.	Aktiebolag: Swedish stock company.

A.G.	Aktiengesellschaft: German term for Public Limited Company.

B.V.	Besloten Vennootschap: Dutch term for private Limited Liability Company.

L.P.	Limited Partnership

LLC	Limited Liability Company

N.A.	National Association

N.V.	Naamloze Vennootschap: Dutch term for Public Limited Liability Company.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

S.A.	Sociedad Anonima: Spanish term for publicly-traded company.

S.A.P.I.B. de C.V.	Sociedad Anonima Promotora de Inversion Bursatil de Capital Variable: Spanish term for Variable Capital Company.

SAU	Sociedad Anonima Unipersonal: Spanish term for Single Shareholder Corporation.

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

SpA	Societa per Azioni: Italian term for Public Limited Company.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2013 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Fixed Income
Janus Flexible Bond Fund	$795,913,919	12.9%
Janus Global Bond Fund	32,852,013	12.7%
Janus High-Yield Fund	812,838,577	35.0%
Janus Short-Term Bond Fund	520,499,547	17.3%

60 | JUNE 30, 2013

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

**	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2013, is noted below.

Fund	Aggregate Value

Fixed Income
Janus Flexible Bond Fund	$49,921,900
Janus Global Bond Fund	85,519,126
Janus High-Yield Fund	48,775,000
Janus Short-Term Bond Fund	40,029,680

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

ß	Security is illiquid.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Flexible Bond Fund
A&E Communications – Private Placement, 3.6300%, 8/22/22	8/7/12	$16,000,000	$16,108,640	0.3%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	17,103,103	16,629,234	0.3%

		$33,103,103	$32,737,874	0.6%

Janus Global Bond Fund
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$730,446	$710,208	0.3%

Janus High-Yield Fund
ADS Tactical, Inc., 11.0000%, 4/1/18	3/22/11 – 11/5/12	$42,657,288	$40,546,405	1.8%

The Funds have registration rights for certain restricted securities held as of June 30, 2013. The issuer incurs all registration costs.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2013. Except for the value at year end, all other information in the table is for the year ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Flexible Bond Fund
Janus Cash Liquidity Fund LLC	3,883,958,105	$3,883,958,105	(3,960,874,000)	$(3,960,874,000)	$–	$273,458	$40,073,406

Janus Global Bond Fund
Janus Cash Liquidity Fund LLC	205,724,404	205,724,404	(192,290,404)	(192,290,404)	–	6,381	13,731,000

Janus High-Yield Fund
Janus Cash Liquidity Fund LLC	1,366,377,273	1,366,377,273	(1,428,526,000)	(1,428,526,000)	–	196,292	104,382,849

Janus Short-Term Bond Fund
Janus Cash Liquidity Fund LLC	2,111,219,872	2,111,219,872	(2,153,951,080)	(2,153,951,080)	–	134,514	39,010,000

Janus Fixed Income & Money Market Funds | 61

Notes to Schedules of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Flexible Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$196,146,440	$–

Bank Loans	–	115,465,802	–

Corporate Bonds	–	2,921,579,623	–

Mortgage-Backed Securities	–	1,463,492,533	–

Preferred Stock	–	30,578,295	–

U.S. Treasury Notes/Bonds	–	1,385,745,032	–

Money Market	–	40,073,406	–

Total Investments in Securities	$–	$6,153,081,131	$–

Investments in Securities:
Janus Global Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$17,828,155	$–

Bank Loans	–	2,699,072	–

Corporate Bonds	–	113,243,959	–

Foreign Government Bonds	–	41,250,296	–

Mortgage-Backed Securities	–	35,300,805	–

Preferred Stock	–	1,039,140	–

U.S. Treasury Notes/Bonds	–	34,953,098	–

Money Market	–	13,731,000	–

Total Investments in Securities	$–	$260,045,525	$–

Other Financial Instruments(a) – Assets:
Forward currency contracts	$–	$454,158	$–

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$287,488	$–

Investments in Securities:
Janus High-Yield Fund
Bank Loans	$–	$180,446,214	$–

Commercial Mortgage-Backed Security	–	8,059,253	–

Corporate Bonds	–	1,991,325,703	–

Preferred Stock	–	9,545,483	–

Money Market	–	104,382,849	–

Total Investments in Securities	$–	$2,293,759,502	$–

62 | JUNE 30, 2013

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Short-Term Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$129,015,131	$–

Bank Loan	–	4,745,787	–

Corporate Bonds	–	2,149,927,237	–

Short-Term Taxable Variable Rate Demand Note	–	940,000	–

U.S. Treasury Notes/Bonds	–	680,454,535	–

Money Market	–	39,010,000	–

Total Investments in Securities	$–	$3,004,092,690	$–

Investments in Securities:
Janus Government Money Market Fund
Repurchase Agreements	$–	$35,300,000	$–

U.S. Government Agency Notes	–	62,119,048	–

Variable Rate Demand Agency Notes	–	84,515,000	–

Total Investments in Securities	$–	$181,934,048	$–

Investments in Securities:
Janus Money Market Fund
Certificates of Deposit	$–	$219,300,076	$–

Commercial Paper	–	166,988,719	–

Repurchase Agreements	–	553,000,000	–

U.S. Government Agency Notes	–	144,951,186	–

Variable Rate Demand Agency Notes	–	184,050,000	–

Total Investments in Securities	$–	$1,268,289,981	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Janus Fixed Income & Money Market Funds | 63

Statements of Assets and Liabilities - Fixed Income Funds

As of June 30, 2013
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Assets:
Investments at cost	$6,146,393	$263,847	$2,272,396	$3,003,117
Unaffiliated investments at value	$6,113,008	$246,315	$2,189,377	$2,965,083
Affiliated investments at value	40,073	13,731	104,383	39,010
Cash	28,912	–	2,701	18,847
Restricted cash (Note 1)	–	–	15,000	–
Receivables:
Investments sold	59,953	853	36,711	–
Closed foreign currency contracts	–	1	–	–
Fund shares sold	23,658	100	1,690	5,175
Dividends	10	1	199	–
Interest	40,193	2,319	39,130	21,163
Non-interested Trustees’ deferred compensation	107	4	40	52
Other assets	14	19	7	20
Forward currency contracts	–	454	–	–
Total Assets	6,305,928	263,797	2,389,238	3,049,350
Liabilities:
Payables:
Due to custodian	–	283	–	–
Investments purchased	129,024	4,542	57,030	31,994
Fund shares repurchased	14,629	274	5,163	7,130
Dividends	1,134	1	613	184
Advisory fees	2,116	148	1,133	1,250
Fund administration fees	50	2	20	26
Internal servicing cost	31	–	7	9
Administrative services fees	350	3	316	488
Distribution fees and shareholder servicing fees	554	3	138	97
Administrative, networking and omnibus fees	128	–	15	112
Non-interested Trustees’ fees and expenses	51	–	21	26
Non-interested Trustees’ deferred compensation fees	107	4	40	52
Accrued expenses and other payables	325	66	227	305
Forward currency contracts	–	287	–	–
Total Liabilities	148,499	5,613	64,723	41,673
Net Assets	$6,157,429	$258,184	$2,324,515	$3,007,677

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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65

Statements of Assets and Liabilities - Fixed Income Funds  (continued)

As of June 30, 2013
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$6,128,569	$268,461	$2,248,227	$2,998,926
Undistributed net investment income/(loss)*	96	(288)	320	(9)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	22,068	(6,374)	54,602	7,781
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,696	(3,615)	21,366	979
Total Net Assets	$6,157,429	$258,184	$2,324,515	$3,007,677
Net Assets - Class A Shares	$719,932	$4,649	$321,554	$153,132
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	68,584	472	35,176	50,224
Net Asset Value Per Share(1)	$10.50	$9.85	$9.14	$3.05
Maximum Offering Price Per Share(2)	$11.02	$10.34	$9.60	$3.13
Net Assets - Class C Shares	$432,713	$1,654	$79,726	$78,276
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,220	168	8,718	25,694
Net Asset Value Per Share(1)	$10.50	$9.86	$9.14	$3.05
Net Assets - Class D Shares	$750,690	$9,875	$360,924	$208,522
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	71,515	1,003	39,479	68,291
Net Asset Value Per Share	$10.50	$9.85	$9.14	$3.05
Net Assets - Class I Shares	$2,918,160	$234,166	$236,426	$315,482
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	278,012	23,799	25,852	103,470
Net Asset Value Per Share	$10.50	$9.84	$9.15	$3.05
Net Assets - Class N Shares	$64,760	N/A	$6,738	$37,619
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,170	N/A	737	12,324
Net Asset Value Per Share	$10.50	N/A	$9.14	$3.05
Net Assets - Class R Shares	$30,080	N/A	$1,666	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,866	N/A	182	N/A
Net Asset Value Per Share	$10.50	N/A	$9.14	N/A
Net Assets - Class S Shares	$75,202	$905	$6,901	$5,149
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,163	92	753	1,690
Net Asset Value Per Share	$10.50	$9.87	$9.16	$3.05
Net Assets - Class T Shares	$1,165,892	$6,935	$1,310,580	$2,209,497
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	111,093	704	143,332	723,339
Net Asset Value Per Share	$10.49	$9.86	$9.14	$3.05

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value for Janus Flexible Bond Fund, Janus Global Bond Fund, and Janus High-Yield Fund and 100/97.50 of net asset value for Janus Short-Term Bond Fund.

See Notes to Financial Statements.

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67

Statements of Operations - Fixed Income Funds

For the year ended June 30, 2013
(all numbers in thousands)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Investment Income:
Interest	$164,892	$2,969	$169,258	$66,599
Dividends	1,542	23	570	–
Dividends from affiliates	273	6	196	135
Fee income	13	–	638	23
Other Income	1,671	38	2,457	2,605
Foreign tax withheld	–	(1)	–	–
Total Investment Income	168,391	3,035	173,119	69,362
Expenses:
Advisory fees	23,979	574	13,767	16,670
Internal servicing expense - Class A Shares	89	1	34	55
Internal servicing expense - Class C Shares	157	1	30	29
Internal servicing expense - Class I Shares	111	1	16	20
Shareholder reports expense	874	7	406	561
Transfer agent fees and expenses	252	5	96	103
Registration fees	314	67	255	282
Custodian fees	39	9	14	17
Professional fees	121	81	101	99
Non-interested Trustees’ fees and expenses	216	3	80	92
Fund administration fees	592	10	245	303
Administrative services fees - Class D Shares	990	14	434	252
Administrative services fees - Class R Shares	74	N/A	4	N/A
Administrative services fees - Class S Shares	196	2	17	13
Administrative services fees - Class T Shares	3,335	10	3,505	5,500
Distribution fees and shareholder servicing fees - Class A Shares	1,966	12	747	482
Distribution fees and shareholder servicing fees - Class C Shares	4,703	20	842	784
Distribution fees and shareholder servicing fees - Class R Shares	140	N/A	7	N/A
Distribution fees and shareholder servicing fees - Class S Shares	196	2	17	12
Administrative, networking and omnibus fees - Class A Shares	378	1	264	355
Administrative, networking and omnibus fees - Class C Shares	339	–	56	45
Administrative, networking and omnibus fees - Class I Shares	2,352	–	172	149
Other expenses	241	26	228	164
Total Expenses	41,654	846	21,337	25,987
Expense and Fee Offset	(3)	–	(3)	(2)
Less: Excess Expense Reimbursement	(239)	(43)	(65)	(2,249)
Net Expenses after Waivers and Expense Offsets	41,412	803	21,269	23,736
Net Investment Income	126,979	2,232	151,850	45,626
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	114,855	(7,271)	87,166	19,320
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(170,235)	(4,006)	(50,488)	(30,660)
Net Gain/(Loss) on Investments	(55,380)	(11,277)	36,678	(11,340)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$71,599	$(9,045)	$188,528	$34,286

See Notes to Financial Statements.

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69

Statements of Changes in Net Assets - Fixed Income Funds

	Janus Flexible		Janus Global		Janus		Janus Short-Term
For each year ended June 30	Bond Fund		Bond Fund		High-Yield Fund		Bond Fund
(all numbers in thousands)	2013	2012(1)	2013	2012	2013	2012(1)	2013	2012(1)

Operations:
Net investment income	$126,979	$135,612	$2,232	$877	$151,850	$136,441	$45,626	$58,928
Net realized gain/(loss) from investment and foreign currency transactions	114,855	99,550	(7,271)	529	87,166	(16,082)	19,320	10,662
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(170,235)	99,405	(4,006)	122	(50,488)	(2,788)	(30,660)	(9,628)
Net Increase/(Decrease) in Net Assets Resulting from Operations	71,599	334,567	(9,045)	1,528	188,528	117,571	34,286	59,962
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(21,719)	(17,781)	(54)	(96)	(18,233)	(14,849)	(2,876)	(7,560)
Class C Shares	(9,246)	(8,471)	(16)	(34)	(4,511)	(4,617)	(576)	(923)
Class D Shares	(24,080)	(26,145)	(131)	(311)	(22,771)	(22,442)	(3,355)	(4,308)
Class I Shares	(64,518)	(55,239)	(814)	(383)	(18,236)	(16,574)	(5,331)	(8,595)
Class N Shares	(6,493)	(542)	N/A	N/A	(568)	(20)	(655)	(41)
Class R Shares	(690)	(391)	N/A	N/A	(83)	(72)	N/A	N/A
Class S Shares	(2,018)	(2,094)	(10)	(23)	(411)	(409)	(66)	(98)
Class T Shares	(37,752)	(34,910)	(44)	(127)	(87,051)	(78,752)	(32,748)	(37,408)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(16,132)	(7,683)	(108)	(29)	(426)	–	(1,192)	(729)
Class C Shares	(9,469)	(4,783)	(49)	(11)	(126)	–	(558)	(150)
Class D Shares	(16,438)	(10,736)	(293)	(84)	(534)	–	(1,498)	(403)
Class I Shares	(41,813)	(22,886)	(346)	(85)	(410)	–	(2,276)	(724)
Class N Shares	(5,266)	–	N/A	N/A	(17)	–	(290)	–
Class R Shares	(612)	(173)	N/A	N/A	(2)	–	N/A	N/A
Class S Shares	(1,538)	(946)	(22)	(6)	(10)	–	(36)	(11)
Class T Shares	(26,922)	(14,600)	(78)	(21)	(2,091)	–	(15,842)	(3,655)
Return of Capital
Class A Shares	N/A	N/A	(87)	N/A	N/A	N/A	N/A	N/A
Class C Shares	N/A	N/A	(26)	N/A	N/A	N/A	N/A	N/A
Class D Shares	N/A	N/A	(209)	N/A	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	(1,299)	N/A	N/A	N/A	N/A	N/A
Class S Shares	N/A	N/A	(15)	N/A	N/A	N/A	N/A	N/A
Class T Shares	N/A	N/A	(70)	N/A	N/A	N/A	N/A	N/A
Net Decrease from Dividends and Distributions	(284,706)	(207,380)	(3,671)	(1,210)	(155,480)	(137,735)	(67,299)	(64,605)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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71

Statements of Changes in Net Assets - Fixed Income Funds  (continued)

	Janus Flexible		Janus Global		Janus		Janus Short-Term
For each year ended June 30	Bond Fund		Bond Fund		High-Yield Fund		Bond Fund
(all numbers in thousands)	2013	2012(1)	2013	2012	2013	2012(1)	2013	2012(1)

Capital Share Transactions:
Shares Sold
Class A Shares	325,805	402,803	1,880	4,436	147,203	173,224	89,588	204,991
Class C Shares	154,241	202,079	324	968	18,370	19,046	28,566	32,420
Class D Shares	125,852	188,338	5,809	13,949	87,790	58,469	53,023	44,440
Class I Shares	2,020,700	1,044,312	236,075	5,457	215,586	262,973	244,920	217,482
Class N Shares	63,380	255,838	N/A	N/A	8,989	4,347	18,989	35,186
Class R Shares	17,378	22,585	N/A	N/A	1,008	676	N/A	N/A
Class S Shares	32,577	39,308	–	–	1,733	1,751	3,957	1,135
Class T Shares	444,129	699,607	7,780	1,936	430,791	509,052	1,124,277	781,742
Redemption Fees
Class D Shares	N/A	N/A	N/A	N/A	N/A	26	N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A	N/A	7	N/A	N/A
Class T Shares	N/A	N/A	N/A	N/A	N/A	184	N/A	N/A
Reinvested Dividends and Distributions
Class A Shares	35,258	23,185	246	124	17,962	14,093	3,667	7,919
Class C Shares	13,850	9,078	90	45	3,905	3,784	865	789
Class D Shares	38,141	34,443	614	385	19,895	19,038	4,740	4,595
Class I Shares	87,663	65,998	2,459	467	16,133	14,190	4,722	6,606
Class N Shares	11,484	542	N/A	N/A	566	20	941	41
Class R Shares	1,128	482	N/A	N/A	58	56	N/A	N/A
Class S Shares	3,542	3,027	47	29	420	404	101	109
Class T Shares	64,071	48,984	191	148	87,855	77,538	47,910	40,603
Shares Repurchased(2)
Class A Shares	(311,972)	(145,182)	(2,287)	(699)	(112,424)	(92,406)	(362,528)	(164,394)
Class C Shares	(145,032)	(63,898)	(528)	(435)	(22,244)	(21,627)	(26,128)	(27,869)
Class D Shares	(189,101)	(128,131)	(6,039)	(8,959)	(80,110)	(61,284)	(54,413)	(51,923)
Class I Shares	(789,285)	(693,944)	(8,137)	(1,748)	(239,341)	(210,920)	(205,881)	(491,109)
Class N Shares	(260,681)	(3,931)	N/A	N/A	(7,314)	(48)	(16,271)	(924)
Class R Shares	(13,544)	(6,907)	N/A	N/A	(490)	(721)	N/A	N/A
Class S Shares	(32,442)	(27,933)	–	–	(1,560)	(2,794)	(3,981)	(1,800)
Class T Shares	(585,650)	(286,735)	(2,903)	(8,648)	(498,467)	(364,985)	(959,865)	(750,571)
Net Increase/(Decrease) from Capital Share Transactions	1,111,492	1,683,948	235,621	7,455	96,314	404,093	(2,801)	(110,532)
Net Increase/(Decrease) in Net Assets	898,385	1,811,135	222,905	7,773	129,362	383,929	(35,814)	(115,175)
Net Assets:
Beginning of period	5,259,044	3,447,909	35,279	27,506	2,195,153	1,811,224	3,043,491	3,158,666
End of period	$6,157,429	$5,259,044	$258,184	$35,279	$2,324,515	$2,195,153	$3,007,677	$3,043,491

Undistributed Net Investment Income/(Loss)*	$96	$32	$(288)	$(1)	$320	$42	$(9)	$(89)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012 for Class N Shares.
(2)	During the fiscal year ended June 30, 2012, Janus Flexible Bond Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $13,879,817 and $2,616,353, respectively, at the date of redemption.

See Notes to Financial Statements.

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73

Financial Highlights - Fixed Income Funds

Class A Shares

For a share outstanding during each year or period ended June 30 and	Janus Flexible Bond Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.85	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	0.30	0.35	0.37	0.28	0.14
Net gain/(loss) on investments (both realized and unrealized)	(0.14)	0.46	0.19	0.35	0.44
Total from Investment Operations	0.16	0.81	0.56	0.63	0.58
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.35)	(0.38)	(0.28)	(0.14)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.51)	(0.50)	(0.72)	(0.34)	(0.14)
Net Asset Value, End of Period	$10.50	$10.85	$10.54	$10.70	$10.41
Total Return**	1.45%	7.97%	5.41%	6.16%	5.87%
Net Assets, End of Period (in thousands)	$719,932	$697,880	$400,706	$324,085	$231,112
Average Net Assets for the Period (in thousands)	$786,291	$539,788	$371,462	$265,798	$218,408
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.77%	0.76%	0.76%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.77%	0.76%	0.76%	0.80%
Ratio of Net Investment Income to Average Net Assets***	2.09%	3.06%	3.51%	4.04%	4.28%
Portfolio Turnover Rate	118%	126%	147%	86%^	215%

Class A Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$10.48	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.27	0.23	0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.35)	0.27	0.31
Total from Investment Operations	(0.08)	0.50	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.29)	(0.15)
Distributions (from capital gains)*	(0.25)	(0.08)	–
Return of capital	(0.18)	N/A	N/A
Total Distributions and Other	(0.55)	(0.37)	(0.15)
Net Asset Value, End of Period	$9.85	$10.48	$10.35
Total Return**	(1.04)%	4.89%	4.99%
Net Assets, End of Period (in thousands)	$4,649	$5,113	$1,190
Average Net Assets for the Period (in thousands)	$5,017	$3,309	$958
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.28%	1.46%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	1.02%	0.79%
Ratio of Net Investment Income to Average Net Assets***	2.32%	2.48%	3.03%
Portfolio Turnover Rate	182%	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

74 | JUNE 30, 2013

Class A Shares

For a share outstanding during each year or period ended June 30 and	Janus High-Yield Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.00	$9.13	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.57	0.62	0.65	0.47	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.13)	0.68	0.16	0.68
Total from Investment Operations	0.72	0.49	1.33	0.63	0.95
Less Distributions:
Dividends (from net investment income)*	(0.57)	(0.62)	(0.65)	(0.47)	(0.27)
Distributions (from capital gains)*	(0.01)	–	–	–	–
Total Distributions	(0.58)	(0.62)	(0.65)	(0.47)	(0.27)
Net Asset Value, End of Period	$9.14	$9.00	$9.13	$8.45	$8.29
Total Return**	8.12%	5.71%	16.09%(3)	7.66%	12.63%
Net Assets, End of Period (in thousands)	$321,554	$265,944	$171,976	$109,096	$84,972
Average Net Assets for the Period (in thousands)	$298,736	$212,564	$143,277	$98,784	$75,369
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	0.99%	0.92%	0.92%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	0.99%	0.92%	0.92%	0.96%
Ratio of Net Investment Income to Average Net Assets***	6.10%	6.91%	7.23%	8.30%	10.07%
Portfolio Turnover Rate	93%	61%	92%	61%^	97%

Class A Shares

For a share outstanding during each year or period ended June 30 and	Janus Short-Term Bond Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.08	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.05	0.06	0.07	0.05	0.04
Net gain/(loss) on investments (both realized and unrealized)	(0.01)	0.01	0.01	0.03	0.05
Total from Investment Operations	0.04	0.07	0.08	0.08	0.09
Less Distributions:
Dividends (from net investment income)*	(0.05)	(0.06)	(0.07)	(0.05)	(0.04)
Distributions (from capital gains)*	(0.02)	(0.01)	(0.02)	–	–
Total Distributions	(0.07)	(0.07)	(0.09)	(0.05)	(0.04)
Net Asset Value, End of Period	$3.05	$3.08	$3.08	$3.09	$3.06
Total Return**	1.24%	2.18%	2.65%	2.65%	3.05%
Net Assets, End of Period (in thousands)	$153,132	$423,210	$374,981	$121,254	$43,636
Average Net Assets for the Period (in thousands)	$192,733	$387,633	$164,464	$82,728	$18,271
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.07%	1.40%	0.88%	0.84%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.80%	0.80%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.49%	1.95%	2.12%	2.39%	2.78%
Portfolio Turnover Rate	100%	93%	100%	33%^	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 75

Financial Highlights - Fixed Income Funds  (continued)

Class C Shares

For a share outstanding during each year or period ended June 30 and	Janus Flexible Bond Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.85	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	0.21	0.27	0.29	0.23	0.12
Net gain/(loss) on investments (both realized and unrealized)	(0.14)	0.46	0.19	0.35	0.44
Total from Investment Operations	0.07	0.73	0.48	0.58	0.56
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.27)	(0.30)	(0.23)	(0.12)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.42)	(0.42)	(0.64)	(0.29)	(0.12)
Net Asset Value, End of Period	$10.50	$10.85	$10.54	$10.70	$10.41
Total Return**	0.65%	7.14%	4.62%	5.63%	5.61%
Net Assets, End of Period (in thousands)	$432,713	$425,830	$268,575	$236,850	$161,218
Average Net Assets for the Period (in thousands)	$470,325	$336,150	$264,522	$195,825	$137,244
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.55%	1.55%	1.51%	1.51%	1.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.55%	1.55%	1.51%	1.51%	1.57%
Ratio of Net Investment Income to Average Net Assets***	1.30%	2.29%	2.75%	3.29%	3.51%
Portfolio Turnover Rate	118%	126%	147%	86%^	215%

Class C Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$10.49	$10.36	$10.00
Income from Investment Operations:
Net investment income	0.19	0.18	0.16
Net gain/(loss) on investments (both realized and unrealized)	(0.35)	0.24	0.31
Total from Investment Operations	(0.16)	0.42	0.47
Less Distributions and Other:
Dividends (from net investment income)*	(0.08)	(0.21)	(0.11)
Distributions (from capital gains)*	(0.25)	(0.08)	–
Return of capital	(0.14)	N/A	N/A
Total Distributions and Other	(0.47)	(0.29)	(0.11)
Net Asset Value, End of Period	$9.86	$10.49	$10.36
Total Return**	(1.78)%	4.10%	4.70%
Net Assets, End of Period (in thousands)	$1,654	$1,884	$1,293
Average Net Assets for the Period (in thousands)	$2,016	$1,634	$908
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.05%	2.21%	4.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.76%	1.76%	1.36%(4)
Ratio of Net Investment Income to Average Net Assets***	1.58%	1.77%	2.45%
Portfolio Turnover Rate	182%	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.77% without the waiver of these fees and expenses.

See Notes to Financial Statements.

76 | JUNE 30, 2013

Class C Shares

For a share outstanding during each year or period ended June 30 and the	Janus High-Yield Fund
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.00	$9.13	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.50	0.55	0.59	0.43	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.12)	0.68	0.16	0.68
Total from Investment Operations	0.65	0.43	1.27	0.59	0.95
Less Distributions:
Dividends (from net investment income)*	(0.50)	(0.56)	(0.59)	(0.43)	(0.27)
Distributions (from capital gains)*	(0.01)	–	–	–	–
Total Distributions	(0.51)	(0.56)	(0.59)	(0.43)	(0.27)
Net Asset Value, End of Period	$9.14	$9.00	$9.13	$8.45	$8.29
Total Return**	7.31%	4.93%	15.30%(3)	7.14%	12.36%
Net Assets, End of Period (in thousands)	$79,726	$78,392	$78,456	$68,485	$61,744
Average Net Assets for the Period (in thousands)	$84,174	$73,801	$76,507	$67,693	$51,080
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.72%	1.72%	1.61%	1.65%	1.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.72%	1.72%	1.61%	1.65%	1.71%
Ratio of Net Investment Income to Average Net Assets***	5.36%	6.19%	6.57%	7.59%	9.27%
Portfolio Turnover Rate	93%	61%	92%	61%^	97%

Class C Shares

For a share outstanding during each year or period ended June 30 and the	Janus Short-Term Bond Fund
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.08	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.02	0.04	0.04	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.01)	0.01	0.02	0.02	0.05
Total from Investment Operations	0.01	0.05	0.06	0.05	0.10
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.04)	(0.04)	(0.03)	(0.05)
Distributions (from capital gains)*	(0.02)	(0.01)	(0.02)	–	–
Total Distributions	(0.04)	(0.05)	(0.06)	(0.03)	(0.05)
Net Asset Value, End of Period	$3.05	$3.08	$3.08	$3.08	$3.06
Total Return**	0.46%	1.44%	2.24%	1.82%	3.31%
Net Assets, End of Period (in thousands)	$78,276	$75,789	$70,507	$63,030	$23,567
Average Net Assets for the Period (in thousands)	$78,430	$74,993	$69,983	$42,824	$8,848
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.69%	1.66%	1.64%	1.59%	1.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.55%	1.53%	1.53%	1.55%	1.56%
Ratio of Net Investment Income to Average Net Assets***	0.74%	1.23%	1.40%	1.64%	2.01%
Portfolio Turnover Rate	100%	93%	100%	33%^	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 77

Financial Highlights - Fixed Income Funds  (continued)

Class D Shares

	Janus Flexible Bond Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$10.85	$10.54	$10.70	$10.43
Income from Investment Operations:
Net investment income	0.32	0.37	0.39	0.16
Net gain/(loss) on investments (both realized and unrealized)	(0.14)	0.46	0.18	0.27
Total from Investment Operations	0.18	0.83	0.57	0.43
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.37)	(0.39)	(0.16)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	–
Total Distributions	(0.53)	(0.52)	(0.73)	(0.16)
Net Asset Value, End of Period	$10.50	$10.85	$10.54	$10.70
Total Return**	1.61%	8.17%	5.59%	4.13%
Net Assets, End of Period (in thousands)	$750,690	$802,674	$686,500	$665,736
Average Net Assets for the Period (in thousands)	$825,062	$747,701	$691,039	$632,441
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.59%	0.59%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.59%	0.59%	0.60%
Ratio of Net Investment Income to Average Net Assets***	2.25%	3.28%	3.68%	4.09%
Portfolio Turnover Rate	118%	126%	147%	86%^

Class D Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$10.47	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.28	0.26	0.18
Net gain/(loss) on investments (both realized and unrealized)	(0.34)	0.24	0.32
Total from Investment Operations	(0.06)	0.50	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.30)	(0.15)
Distributions (from capital gains)*	(0.25)	(0.08)	–
Return of capital	(0.19)	N/A	N/A
Total Distributions and Other	(0.56)	(0.38)	(0.15)
Net Asset Value, End of Period	$9.85	$10.47	$10.35
Total Return**	(0.84)%	4.90%	5.06%
Net Assets, End of Period (in thousands)	$9,875	$10,240	$4,876
Average Net Assets for the Period (in thousands)	$11,610	$10,566	$2,296
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.16%	1.31%	2.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.90%	0.91%	0.72%
Ratio of Net Investment Income to Average Net Assets***	2.43%	2.64%	3.08%
Portfolio Turnover Rate	182%	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

78 | JUNE 30, 2013

Class D Shares

	Janus High-Yield Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.00	$9.13	$8.45	$8.27
Income from Investment Operations:
Net investment income	0.59	0.64	0.67	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.13)	0.68	0.18
Total from Investment Operations	0.74	0.51	1.35	0.44
Less Distributions and Other:
Dividends (from net investment income)*	(0.59)	(0.64)	(0.67)	(0.26)
Distributions (from capital gains)*	(0.01)	–	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.60)	(0.64)	(0.67)	(0.26)
Net Asset Value, End of Period	$9.14	$9.00	$9.13	$8.45
Total Return**	8.33%	5.94%	16.28%(3)	5.31%
Net Assets, End of Period (in thousands)	$360,924	$328,700	$317,038	$247,945
Average Net Assets for the Period (in thousands)	$361,587	$310,872	$292,765	$245,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.76%	0.76%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.76%	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets***	6.30%	7.15%	7.41%	8.27%
Portfolio Turnover Rate	93%	61%	92%	61%^

Class D Shares

	Janus Short-Term Bond Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$3.09	$3.09	$3.09	$3.08
Income from Investment Operations:
Net investment income	0.05	0.06	0.07	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	0.01	0.02	0.01
Total from Investment Operations	0.03	0.07	0.09	0.04
Less Distributions:
Dividends (from net investment income)*	(0.05)	(0.06)	(0.07)	(0.03)
Distributions (from capital gains)*	(0.02)	(0.01)	(0.02)	–
Total Distributions	(0.07)	(0.07)	(0.09)	(0.03)
Net Asset Value, End of Period	$3.05	$3.09	$3.09	$3.09
Total Return**	1.01%	2.30%	3.12%	1.21%
Net Assets, End of Period (in thousands)	$208,522	$207,395	$210,532	$227,147
Average Net Assets for the Period (in thousands)	$210,423	$207,647	$221,970	$221,604
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.74%	0.72%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.69%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets***	1.60%	2.07%	2.25%	2.42%
Portfolio Turnover Rate	100%	93%	100%	33%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 79

Financial Highlights - Fixed Income Funds  (continued)

Class I Shares

For a share outstanding during each year or period ended June 30	Janus Flexible Bond Fund
and the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.85	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	0.32	0.38	0.40	0.30	0.15
Net gain/(loss) on investments (both realized and unrealized)	(0.14)	0.46	0.18	0.35	0.44
Total from Investment Operations	0.18	0.84	0.58	0.65	0.59
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.38)	(0.40)	(0.30)	(0.15)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.53)	(0.53)	(0.74)	(0.36)	(0.15)
Net Asset Value, End of Period	$10.50	$10.85	$10.54	$10.70	$10.41
Total Return**	1.66%	8.21%	5.62%	6.32%	5.96%
Net Assets, End of Period (in thousands)	$2,918,160	$1,691,809	$1,230,115	$767,784	$453,037
Average Net Assets for the Period (in thousands)	$2,181,783	$1,567,379	$1,067,665	$609,814	$202,602
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.56%	0.55%	0.58%	0.59%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.55%	0.56%	0.55%	0.48%
Ratio of Net Investment Income to Average Net Assets***	2.28%	3.29%	3.72%	4.24%	4.55%
Portfolio Turnover Rate	118%	126%	147%	86%^	215%

Class I Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$10.47	$10.34	$10.00
Income from Investment Operations:
Net investment income	0.31	0.29	0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.37)	0.24	0.31
Total from Investment Operations	(0.06)	0.53	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.32)	(0.16)
Distributions (from capital gains)*	(0.25)	(0.08)	–
Return of capital	(0.20)	N/A	N/A
Total Distributions and Other	(0.57)	(0.40)	(0.16)
Net Asset Value, End of Period	$9.84	$10.47	$10.34
Total Return**	(0.79)%	5.15%	5.02%
Net Assets, End of Period (in thousands)	$234,166	$14,810	$10,464
Average Net Assets for the Period (in thousands)	$74,492	$12,500	$7,863
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	1.13%	3.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets***	2.27%	2.77%	3.06%
Portfolio Turnover Rate	182%	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

80 | JUNE 30, 2013

Class I Shares

For a share outstanding during each year or period ended June 30 and	Janus High-Yield Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.01	$9.13	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	0.60	0.64	0.67	0.48	0.28
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.11)	0.68	0.17	0.67
Total from Investment Operations	0.75	0.53	1.35	0.65	0.95
Less Distributions and Other:
Dividends (from net investment income)*	(0.60)	(0.65)	(0.67)	(0.48)	(0.28)
Distributions (from capital gains)*	(0.01)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.61)	(0.65)	(0.67)	(0.48)	(0.28)
Net Asset Value, End of Period	$9.15	$9.01	$9.13	$8.45	$8.28
Total Return**	8.43%	6.13%	16.35%(4)	7.98%	12.60%
Net Assets, End of Period (in thousands)	$236,426	$241,339	$174,961	$73,042	$22,052
Average Net Assets for the Period (in thousands)	$285,515	$226,809	$178,564	$43,060	$14,845
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.68%	0.70%	0.64%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.68%	0.70%	0.64%	0.66%
Ratio of Net Investment Income to Average Net Assets***	6.38%	7.23%	7.43%	8.50%	10.33%
Portfolio Turnover Rate	93%	61%	92%	61%^	97%

Class I Shares

For a share outstanding during each year or period ended June 30 and	Janus Short-Term Bond Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.08	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.05	0.07	0.07	0.06	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.01)	0.01	0.01	0.02	0.05
Total from Investment Operations	0.04	0.08	0.08	0.08	0.08
Less Distributions:
Dividends (from net investment income)*	(0.05)	(0.07)	(0.07)	(0.05)	(0.03)
Distributions (from capital gains)*	(0.02)	(0.01)	(0.02)	–	–
Total Distributions	(0.07)	(0.08)	(0.09)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.05	$3.08	$3.08	$3.09	$3.06
Total Return**	1.48%	2.43%	2.91%	2.82%	2.75%
Net Assets, End of Period (in thousands)	$315,482	$275,345	$543,799	$171,201	$69,785
Average Net Assets for the Period (in thousands)	$307,611	$387,327	$350,062	$115,010	$8,399
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.66%	0.64%	0.63%	0.59%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.55%	0.56%	0.55%	0.57%
Ratio of Net Investment Income to Average Net Assets***	1.73%	2.22%	2.39%	2.64%	2.85%
Portfolio Turnover Rate	100%	93%	100%	33%^	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 81

Financial Highlights - Fixed Income Funds  (continued)

Class N Shares

	Janus Flexible Bond Fund		Janus High-Yield Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)	2013	2012(1)

Net Asset Value, Beginning of Period	$10.85	$10.82	$9.01	$8.92
Income from Investment Operations:
Net investment income	0.39	0.05	0.60	0.06
Net gain/(loss) on investments (both realized and unrealized)	(0.19)	0.01	0.14	0.08
Total from Investment Operations	0.20	0.06	0.74	0.14
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.03)	(0.60)	(0.05)
Distributions (from capital gains)*	(0.21)	–	(0.01)	–
Total Distributions	(0.55)	(0.03)	(0.61)	(0.05)
Net Asset Value, End of Period	$10.50	$10.85	$9.14	$9.01
Total Return**	1.77%	0.57%	8.38%	1.63%
Net Assets, End of Period (in thousands)	$64,760	$253,638	$6,738	$4,392
Average Net Assets for the Period (in thousands)	$210,599	$196,727	$8,788	$3,390
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.44%	0.46%	0.61%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.44%	0.46%	0.61%	0.61%
Ratio of Net Investment Income to Average Net Assets***	2.45%	2.78%	6.47%	6.86%
Portfolio Turnover Rate	118%	126%	93%	61%

Class N Shares

	Janus Short-Term Bond Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$3.08	$3.08
Income from Investment Operations:
Net investment income	0.05	–
Net gain/(loss) on investments (both realized and unrealized)	(0.01)	–
Total from Investment Operations	0.04	–
Less Distributions:
Dividends (from net investment income)*	(0.05)	–
Distributions (from capital gains)*	(0.02)	–
Total Distributions	(0.07)	–
Net Asset Value, End of Period	$3.05	$3.08
Total Return**	1.48%	0.17%
Net Assets, End of Period (in thousands)	$37,619	$34,342
Average Net Assets for the Period (in thousands)	$37,659	$26,909
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.56%
Ratio of Net Investment Income to Average Net Assets***	1.74%	1.80%
Portfolio Turnover Rate	100%	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

82 | JUNE 30, 2013

Class R Shares

For a share outstanding during each year or period ended June 30 and the	Janus Flexible Bond Fund
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.85	$10.54	$10.70	$10.42	$9.97
Income from Investment Operations:
Net investment income	0.26	0.31	0.33	0.25	0.13
Net gain/(loss) on investments (both realized and unrealized)	(0.14)	0.46	0.18	0.34	0.45
Total from Investment Operations	0.12	0.77	0.51	0.59	0.58
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.31)	(0.33)	(0.25)	(0.13)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.47)	(0.46)	(0.67)	(0.31)	(0.13)
Net Asset Value, End of Period	$10.50	$10.85	$10.54	$10.70	$10.42
Total Return**	1.02%	7.54%	4.94%	5.76%	5.81%
Net Assets, End of Period (in thousands)	$30,080	$26,212	$9,585	$5,582	$3,120
Average Net Assets for the Period (in thousands)	$29,460	$13,660	$7,906	$4,675	$2,700
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.17%	1.18%	1.20%	1.20%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.18%	1.20%	1.20%	1.24%
Ratio of Net Investment Income to Average Net Assets***	1.67%	2.63%	3.06%	3.59%	3.83%
Portfolio Turnover Rate	118%	126%	147%	86%^	215%

Class R Shares

For a share outstanding during each year or period ended June 30 and the	Janus High-Yield Fund
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.00	$9.13	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	0.53	0.59	0.61	0.45	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.13)	0.68	0.17	0.67
Total from Investment Operations	0.68	0.46	1.29	0.62	0.93
Less Distributions and Other:
Dividends (from net investment income)*	(0.53)	(0.59)	(0.61)	(0.45)	(0.26)
Distributions (from capital gains)*	(0.01)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–	–
Total Distributions and Other	(0.54)	(0.59)	(0.61)	(0.45)	(0.26)
Net Asset Value, End of Period	$9.14	$9.00	$9.13	$8.45	$8.28
Total Return**	7.68%	5.38%	15.62%(4)	7.46%	12.33%
Net Assets, End of Period (in thousands)	$1,666	$1,082	$1,100	$876	$959
Average Net Assets for the Period (in thousands)	$1,459	$1,081	$997	$1,095	$885
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.37%	1.29%	1.33%	1.37%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.37%	1.29%	1.33%	1.37%	1.41%
Ratio of Net Investment Income to Average Net Assets***	5.67%	6.64%	6.85%	7.88%	9.83%
Portfolio Turnover Rate	93%	61%	92%	61%^	97%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Impact on performance due to reimbursement from advisor was 0.50%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 83

Financial Highlights - Fixed Income Funds  (continued)

Class S Shares

For a share outstanding during each year or period ended June 30 and the	Janus Flexible Bond Fund
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.85	$10.55	$10.71	$10.42	$9.97
Income from Investment Operations:
Net investment income	0.28	0.34	0.35	0.27	0.14
Net gain/(loss) on investments (both realized and unrealized)	(0.14)	0.45	0.19	0.35	0.45
Total from Investment Operations	0.14	0.79	0.54	0.62	0.59
Less Distributions:
Dividends (from net investment income)*	(0.28)	(0.34)	(0.36)	(0.27)	(0.14)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.49)	(0.49)	(0.70)	(0.33)	(0.14)
Net Asset Value, End of Period	$10.50	$10.85	$10.55	$10.71	$10.42
Total Return**	1.26%	7.69%	5.21%	6.04%	5.89%
Net Assets, End of Period (in thousands)	$75,202	$74,154	$57,799	$61,541	$70,553
Average Net Assets for the Period (in thousands)	$78,304	$66,641	$60,614	$66,480	$67,591
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.95%	0.95%	0.95%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.94%	0.95%	0.95%	0.99%
Ratio of Net Investment Income to Average Net Assets***	1.91%	2.92%	3.31%	3.87%	4.10%
Portfolio Turnover Rate	118%	126%	147%	86%^	215%

Class S Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$10.49	$10.36	$10.00
Income from Investment Operations:
Net investment income	0.26	0.25	0.20
Net gain/(loss) on investments (both realized and unrealized)	(0.35)	0.23	0.29
Total from Investment Operations	(0.09)	0.48	0.49
Less Distributions and Other:
Dividends (from net investment income)*	(0.11)	(0.27)	(0.13)
Distributions (from capital gains)*	(0.25)	(0.08)	–
Return of capital	(0.17)	N/A	N/A
Total Distributions and Other	(0.53)	(0.35)	(0.13)
Net Asset Value, End of Period	$9.87	$10.49	$10.36
Total Return**	(1.06)%	4.69%	4.96%
Net Assets, End of Period (in thousands)	$905	$915	$875
Average Net Assets for the Period (in thousands)	$943	$895	$851
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.49%	1.62%	3.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%	1.20%	0.86%(4)
Ratio of Net Investment Income to Average Net Assets***	2.20%	2.33%	2.97%
Portfolio Turnover Rate	182%	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.27% without the waiver of these fees and expenses.

See Notes to Financial Statements.

84 | JUNE 30, 2013

Class S Shares

For a share outstanding during each year or period ended June 30 and the	Janus High-Yield Fund
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.02	$9.15	$8.47	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.56	0.61	0.63	0.46	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.13)	0.68	0.17	0.67
Total from Investment Operations	0.71	0.48	1.31	0.63	0.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.56)	(0.61)	(0.63)	(0.45)	(0.27)
Distributions (from capital gains)*	(0.01)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	0.01
Total Distributions and Other	(0.57)	(0.61)	(0.63)	(0.45)	(0.26)
Net Asset Value, End of Period	$9.16	$9.02	$9.15	$8.47	$8.29
Total Return**	7.95%	5.57%	15.83%(4)	7.77%	12.55%
Net Assets, End of Period (in thousands)	$6,901	$6,213	$7,015	$6,354	$5,841
Average Net Assets for the Period (in thousands)	$6,893	$5,959	$7,079	$6,774	$5,037
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.12%	1.11%	1.13%	1.12%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.12%	1.11%	1.13%	1.12%	1.18%
Ratio of Net Investment Income to Average Net Assets***	5.96%	6.80%	7.05%	8.12%	9.82%
Portfolio Turnover Rate	93%	61%	92%	61%^	97%

Class S Shares

For a share outstanding during each year or period ended June 30 and the period	Janus Short-Term Bond Fund
ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.08	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.04	0.05	0.06	0.04	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.01)	0.01	0.02	0.03	0.05
Total from Investment Operations	0.03	0.06	0.08	0.07	0.08
Less Distributions:
Dividends (from net investment income)*	(0.04)	(0.05)	(0.06)	(0.05)	(0.03)
Distributions (from capital gains)*	(0.02)	(0.01)	(0.02)	–	–
Total Distributions	(0.06)	(0.06)	(0.08)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.05	$3.08	$3.08	$3.08	$3.06
Total Return**	1.03%	1.98%	2.74%	2.16%	2.62%
Net Assets, End of Period (in thousands)	$5,149	$5,127	$5,692	$5,145	$4,549
Average Net Assets for the Period (in thousands)	$5,117	$5,547	$5,172	$4,928	$2,543
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.09%	1.06%	1.08%	1.09%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	1.00%	1.03%	1.05%	1.06%
Ratio of Net Investment Income to Average Net Assets***	1.29%	1.77%	1.90%	2.20%	2.59%
Portfolio Turnover Rate	100%	93%	100%	33%^	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Impact on performance due to reimbursement from advisor was 0.50%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 85

Financial Highlights - Fixed Income Funds  (continued)

Class T Shares

For a share outstanding during each year or period	Janus Flexible Bond Fund
ended June 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$10.85	$10.54	$10.70	$10.42	$9.09	$9.45
Income from Investment Operations:
Net investment income	0.31	0.36	0.38	0.29	0.43	0.42
Net gain/(loss) on investments (both realized and unrealized)	(0.15)	0.46	0.18	0.34	1.33	(0.36)
Total from Investment Operations	0.16	0.82	0.56	0.63	1.76	0.06
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.36)	(0.38)	(0.29)	(0.43)	(0.42)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	(0.06)	–	–
Total Distributions	(0.52)	(0.51)	(0.72)	(0.35)	(0.43)	(0.42)
Net Asset Value, End of Period	$10.49	$10.85	$10.54	$10.70	$10.42	$9.09
Total Return**	1.42%	8.06%	5.47%	6.13%	19.74%	0.50%
Net Assets, End of Period (in thousands)	$1,165,892	$1,286,847	$794,629	$641,811	$1,086,604	$740,543
Average Net Assets for the Period (in thousands)	$1,333,891	$1,033,338	$727,010	$831,851	$915,900	$855,399
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.70%	0.70%	0.70%	0.66%	0.73%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.69%	0.70%	0.66%	0.73%	0.77%
Ratio of Net Investment Income to Average Net Assets***	2.16%	3.14%	3.56%	4.19%	4.34%	4.32%
Portfolio Turnover Rate	118%	126%	147%	86%^	215%	185%

Class T Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$10.48	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.27	0.31	0.16
Net gain/(loss) on investments (both realized and unrealized)	(0.34)	0.19	0.34
Total from Investment Operations	(0.07)	0.50	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.29)	(0.15)
Distributions (from capital gains)*	(0.25)	(0.08)	–
Return of capital	(0.18)	N/A	N/A
Total Distributions and Other	(0.55)	(0.37)	(0.15)
Net Asset Value, End of Period	$9.86	$10.48	$10.35
Total Return**	(0.91)%	4.90%	4.99%
Net Assets, End of Period (in thousands)	$6,935	$2,317	$8,808
Average Net Assets for the Period (in thousands)	$4,055	$4,904	$1,739
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.19%	1.38%	2.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	1.00%	0.68%(3)
Ratio of Net Investment Income to Average Net Assets***	2.29%	2.44%	2.92%
Portfolio Turnover Rate	182%	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from December 28, 2010 (inception date) through June 30, 2011.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.01% without the waiver of these fees and expenses.

See Notes to Financial Statements.

86 | JUNE 30, 2013

Class T Shares

For a share outstanding during each year or period	Janus High-Yield Fund
ended June 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$9.00	$9.13	$8.45	$8.28	$6.94	$9.53
Income from Investment Operations:
Net investment income	0.58	0.63	0.65	0.47	0.93	0.73
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.13)	0.69	0.17	1.34	(2.59)
Total from Investment Operations	0.73	0.50	1.34	0.64	2.27	(1.86)
Less Distributions and Other:
Dividends (from net investment income)*	(0.58)	(0.63)	(0.66)	(0.47)	(0.93)	(0.73)
Distributions (from capital gains)*	(0.01)	–	–	–	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(0.59)	(0.63)	(0.66)	(0.47)	(0.93)	(0.73)
Net Asset Value, End of Period	$9.14	$9.00	$9.13	$8.45	$8.28	$6.94
Total Return**	8.23%	5.83%	16.14%(3)	7.83%	35.34%	(20.74)%
Net Assets, End of Period (in thousands)	$1,310,580	$1,269,091	$1,060,678	$707,010	$881,347	$381,290
Average Net Assets for the Period (in thousands)	$1,401,785	$1,107,108	$875,192	$819,927	$574,291	$510,868
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.87%	0.86%	0.88%	0.86%	0.89%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.86%	0.88%	0.86%	0.89%	0.89%
Ratio of Net Investment Income to Average Net Assets***	6.21%	7.05%	7.28%	8.42%	12.44%	8.26%
Portfolio Turnover Rate	93%	61%	92%	61%^	97%	109%

Class T Shares

For a share outstanding during each year or period	Janus Short-Term Bond Fund
ended June 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$3.09	$3.09	$3.09	$3.06	$2.87	$2.88
Income from Investment Operations:
Net investment income	0.05	0.06	0.07	0.05	0.10	0.10
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	0.01	0.02	0.03	0.19	(0.01)
Total from Investment Operations	0.03	0.07	0.09	0.08	0.29	0.09
Less Distributions:
Dividends (from net investment income)*	(0.05)	(0.06)	(0.07)	(0.05)	(0.10)	(0.10)
Distributions (from capital gains)*	(0.02)	(0.01)	(0.02)	–	–	–
Total Distributions	(0.07)	(0.07)	(0.09)	(0.05)	(0.10)	(0.10)
Net Asset Value, End of Period	$3.05	$3.09	$3.09	$3.09	$3.06	$2.87
Total Return**	0.90%	2.18%	2.99%	2.68%	10.35%	3.24%
Net Assets, End of Period (in thousands)	$2,209,497	$2,022,283	$1,953,155	$1,956,871	$1,212,465	$231,823
Average Net Assets for the Period (in thousands)	$2,200,413	$1,915,783	$1,950,013	$1,637,559	$588,441	$193,360
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.85%	0.84%	0.84%	0.83%	0.87%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.80%	0.79%	0.72%	0.64%
Ratio of Net Investment Income to Average Net Assets***	1.49%	1.95%	2.16%	2.44%	3.46%	3.51%
Portfolio Turnover Rate	100%	93%	100%	33%^	57%	127%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 87

Statements of Assets and Liabilities - Money Market Funds

As of June 30, 2013	Janus Government	Janus Money
(all numbers in thousands except net asset value per share)	Money Market Fund	Market Fund

Assets:
Investments at cost(1)	$181,934	$1,268,290
Investments at value	$146,634	$715,290
Repurchase agreements	35,300	553,000
Cash	97	–
Receivables:
Fund shares sold	27	1,396
Interest	15	89
Non-interested Trustees’ deferred compensation	3	22
Other assets	–	–
Total Assets	182,076	1,269,797
Liabilities:
Payables:
Due to custodian	–	50
Fund shares repurchased	270	1,945
Dividends	–	1
Advisory fees	14	96
Administrative services fees	2	10
Non-interested Trustees’ fees and expenses	3	17
Non-interested Trustees’ deferred compensation fees	3	22
Accrued expenses and other payables	36	38
Total Liabilities	328	2,179
Net Assets	$181,748	$1,267,618
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$181,763	$1,267,649
Undistributed net investment loss*	(15)	(33)
Undistributed net realized gain from investment and foreign currency transactions*	–	–
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	–	2
Total Net Assets	$181,748	$1,267,618
Net Assets - Class D Shares	$175,179	$1,077,369
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	175,194	1,077,392
Net Asset Value Per Share	$1.00	$1.00
Net Assets - Class T Shares	$6,569	$190,249
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,569	190,258
Net Asset Value Per Share	$1.00	$1.00

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $35,300,000 and $553,000,000 for Janus Government Money Market Fund and Janus Money Market Fund, respectively.
See Notes to Financial Statements.

88 | JUNE 30, 2013

Statements of Operations - Money Market Funds

For the year ended June 30, 2013	Janus Government	Janus
(all numbers in thousands)	Money Market Fund	Money Market Fund

Investment Income:
Interest	$349	$2,175
Total Investment Income	349	2,175
Expenses:
Advisory fees	365	2,488
Professional fees	56	67
Non-interested Trustees’ fees and expenses	3	69
Administrative services fees - Class D Shares	820	4,918
Administrative services fees - Class T Shares	27	855
Other expenses	1	–
Total Expenses	1,272	8,397
Less: Excess Expense Reimbursement	(932)	(6,279)
Net Expenses after Waivers and Expense Offsets	340	2,118
Net Investment Income	9	57
Net Realized and Unrealized Gain/(Loss) on Investments:
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	–	2
Net Gain on Investments	–	2
Net Increase in Net Assets Resulting from Operations	$9	$59

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 89

Statements of Changes in Net Assets - Money Market Funds

	Janus Government		Janus Money
For each year ended June 30	Money Market Fund		Market Fund
(all numbers in thousands)	2013	2012	2013	2012

Operations:
Net investment income	$9	$6	$57	$59
Net realized gain from investment and foreign currency transactions	–	–	–	–
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	–	–	2	(2)
Net Increase in Net Assets Resulting from Operations	9	6	59	57
Dividends and Distributions to Shareholders:
Net Investment Income*
Class D Shares	(9)	(6)	(51)	(50)
Class T Shares	–	–	(9)	(7)
Net Realized Gain/(Loss) from Investment Transactions*
Class D Shares	–	(2)	–	(6)
Class T Shares	–	–	–	(1)
Net Decrease from Dividends and Distributions	(9)	(8)	(60)	(64)
Capital Share Transactions:
Shares Sold
Class D Shares	74,214	79,886	574,480	623,381
Class T Shares	4,552	5,053	109,753	103,157
Reinvested Dividends and Distributions
Class D Shares	8	7	40	52
Class T Shares	–	–	4	4
Shares Repurchased
Class D Shares	(81,354)	(86,828)	(586,410)	(639,464)
Class T Shares	(3,302)	(5,466)	(87,185)	(100,027)
Net Increase/(Decrease) from Capital Share Transactions	(5,882)	(7,348)	10,682	(12,897)
Net Increase/(Decrease) in Net Assets	(5,882)	(7,350)	10,681	(12,904)
Net Assets:
Beginning of period	187,630	194,980	1,256,937	1,269,841
End of period	$181,748	$187,630	$1,267,618	$1,256,937

Undistributed Net Investment Loss*	$(15)	$(15)	$(33)	$(36)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

90 | JUNE 30, 2013

Financial Highlights - Money Market Funds

Class D Shares

	Janus Government Money Market Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–	–
Net gain on investments (both realized and unrealized)	–	–	–	–
Total from Investment Operations	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00
Total Return**	0.01%	0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$175,179	$182,311	$189,249	$211,746
Average Net Assets for the Period (in thousands)	$178,560	$190,180	$199,694	$209,798
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.69%	0.71%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.18%	0.18%	0.23%	0.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	0.00%	(0.03)%

Class D Shares

	Janus Money Market Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–	–
Net gain on investments (both realized and unrealized)	–	–	–	–
Total from Investment Operations	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.01%	0.00%
Net Assets, End of Period (in thousands)	$1,077,369	$1,089,252	$1,105,288	$1,236,987
Average Net Assets for the Period (in thousands)	$1,070,220	$1,131,399	$1,148,654	$1,244,263
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.67%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.17%	0.14%	0.22%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	0.00%	0.01%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 91

Financial Highlights - Money Market Funds  (continued)

Class T Shares

For a share outstanding during each year or period ended June 30	Janus Government Money Market Fund
and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–	0.01(2)	–	0.02
Net gain/(loss) on investments (both realized and unrealized)	–	–	–	(0.01)(2)	–	–
Total from Investment Operations	–	–	–	–	–	0.02
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	(0.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.01%	0.00%	0.00%	0.02%	0.08%	2.46%
Net Assets, End of Period (in thousands)	$6,569	$5,319	$5,731	$4,446	$228,531	$312,248
Average Net Assets for the Period (in thousands)	$5,526	$5,267	$4,596	$100,419	$273,901	$225,293
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.73%	0.71%	0.74%	0.72%	0.73%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.18%	0.18%	0.22%	0.24%	0.55%	0.62%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.00%	0.05%	0.10%	2.33%

Class T Shares

For a share outstanding during each year or period	Janus Money Market Fund
ended June 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–	–	–	0.03
Net gain/(loss) on investments (both realized and unrealized)	–	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–	0.03
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	(0.03)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.01%	0.00%	0.18%	2.76%
Net Assets, End of Period (in thousands)	$190,249	$167,685	$164,553	$166,308	$1,517,715	$1,983,438
Average Net Assets for the Period (in thousands)	$178,310	$162,966	$163,660	$741,343	$1,785,483	$1,931,685
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.69%	0.69%	0.71%	0.73%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.17%	0.14%	0.22%	0.25%	0.54%	0.61%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	0.20%	2.68%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Due to decreased shares outstanding during the period, amounts shown for a share outstanding do not correspond with the aggregate net investment income and net gain/(loss) on investments.

See Notes to Financial Statements.

92 | JUNE 30, 2013

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively, the “Fixed Income Funds”) and Janus Government Money Market Fund and Janus Money Market Fund (collectively, the “Money Market Funds”) are series funds. The Fixed Income Funds and the Money Market Funds (individually, a “Fund” and collectively, the “Funds”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended June 30, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fixed Income Funds invest primarily in income-producing securities. The Money Market Funds invest primarily in short-term money market securities. Each Fixed Income Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fixed Income Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each Money Market Fund offers Class D Shares and Class T Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt

Janus Fixed Income & Money Market Funds | 93

Notes to Financial Statements (continued)

securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fixed Income Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. Realized capital gains, if any, are declared and distributed in December.

94 | JUNE 30, 2013

The Fixed Income Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Restricted Cash
As of June 30, 2013, Janus High-Yield Fund had restricted cash in the amount of $15,000,000. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Funds’ investments in securities and other financial instruments is included in

Janus Fixed Income & Money Market Funds | 95

Notes to Financial Statements (continued)

the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fixed Income Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fixed Income Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Fixed Income Funds during the year ended June 30, 2013 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Fixed Income Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fixed Income Funds invest in a derivative for speculative purposes, the Fixed Income Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fixed Income Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Fixed Income Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fixed Income Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fixed Income Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fixed Income Fund may require the counterparty to post collateral if the Fixed Income Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fixed Income Fund.

96 | JUNE 30, 2013

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fixed Income Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fixed Income Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fixed Income Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fixed Income Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fixed Income Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fixed Income Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fixed Income Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

The Fixed Income Funds do not require the counterparty to post collateral for forward currency contracts; however, the Fixed Income Funds will segregate cash or high-grade securities with their custodian in an amount at all times equal to or greater than the Fixed Income Funds’ commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedules of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fixed Income Funds’ corresponding forward currency contracts.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of June 30, 2013.

Fair Value of Derivative Instruments as of June 30, 2013

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Bond Fund

Foreign Exchange Contracts	Forward currency contracts	$454,158	Forward currency contracts	$287,488

Total		$454,158		$287,488

Janus Fixed Income & Money Market Funds | 97

Notes to Financial Statements (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended June 30, 2013.

The effect of Derivative Instruments on the Statement of Operations for the year ended June 30, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Bond Fund

Foreign Exchange Contracts	$–	$–	$–	$(5,452,959)	$(5,452,959)

Total	$–	$–	$–	$(5,452,959)	$(5,452,959)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Bond Fund

Foreign Exchange Contracts	$–	$–	$–	$148,352	$148,352

Total	$–	$–	$–	$148,352	$148,352

Please see the Fund’s Statements of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Fund’s volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Fixed Income Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes,

98 | JUNE 30, 2013

wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Fixed Income Funds may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fixed Income Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fixed Income Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Janus Global Bond Fund’s non-U.S. bank loan investments are subject to the risks of foreign investment, including Eurozone risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Fixed Income Fund. The interest rates paid on a floating rate security in which the Fixed Income Funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fixed Income Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fixed Income Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fixed Income Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the year ended June 30, 2013 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Fixed Income
Janus Flexible Bond Fund	$43,150,194	0.0000% - 5.2500%
Janus Global Bond Fund	756,239	3.5000% - 4.5000%
Janus High-Yield Fund	141,604,236	0.0000% - 12.5000%
Janus Short-Term Bond Fund	16,868,228	1.4620% - 5.2500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Floating Rate Loans
The Fixed Income Funds may invest in secured and unsecured floating rate loans. Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit

Janus Fixed Income & Money Market Funds | 99

Notes to Financial Statements (continued)

traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fixed Income Funds may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fixed Income Funds generally expect to invest in fully funded term loans, certain of the loans in which the Fixed Income Funds may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fixed Income Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fixed Income Fund may pay fees such as facility fees. Such fees may affect the Fixed Income Fund’s return.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Fixed Income Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

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Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Funds may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
			Investment
	Average		Advisory
	Daily Net Assets		Fee (%)
Fund	of the Fund		(annual rate)

Fixed Income
Janus Flexible Bond Fund	First $	300 Million	0.50
	Over $	300 Million	0.40
Janus Global Bond Fund	First $	1 Billion	0.60
	Next $	1 Billion	0.55
	Over $	2 Billion	0.50
Janus High-Yield Fund	First $	300 Million	0.65
	Over $	300 Million	0.55
Janus Short-Term Bond Fund	First $	300 Million	0.64
	Over $	300 Million	0.54
Money Market
Janus Government Money Market Fund		All Asset Levels	0.20
Janus Money Market Fund		All Asset Levels	0.20

Class D Shares and Class T Shares of each Money Market Fund compensate Janus Capital an administration fee at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets. Janus Capital may voluntarily waive and/or reimburse administration fees to the extent necessary to assist the Money Market Funds in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Money Market Funds will maintain a positive yield.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares of the Fixed Income Funds for administrative services provided on behalf of such

Janus Fixed Income & Money Market Funds | 101

Notes to Financial Statements (continued)

investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Fixed Income Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fixed Income Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fixed Income Fund listed below in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates shown below. Janus Capital has agreed to continue each waiver until at least November 1, 2013. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Fixed Income
Janus Flexible Bond Fund	0.55
Janus Global Bond Fund	0.75
Janus High-Yield Fund	0.78
Janus Short-Term Bond Fund	0.55

For a period of three years subsequent to Janus Global Bond Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires December 28, 2013. For the year ended June 30, 2013, total reimbursement by Janus Capital was $40,750, which includes a $17,351 recoupment for Class I Shares of the

102 | JUNE 30, 2013

Fund. As of June 30, 2013, the aggregate amount of recoupment that may potentially be made to Janus Capital is $345,576.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Fixed Income Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $243,941 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2013.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $487,826 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares of Janus Flexible Bond Fund, Janus Global Bond Fund and Janus High-Yield Fund include a 4.75% upfront sales charge of the offering price. Class A Shares of Janus Short-Term Bond Fund include a 2.50% upfront sales charge of the offering price. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Fixed Income
Janus Flexible Bond Fund	$75,594
Janus Global Bond Fund	321
Janus High-Yield Fund	22,942
Janus Short-Term Bond Fund	16,895

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2013, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Fixed Income
Janus Flexible Bond Fund	$10,745
Janus High-Yield Fund	1,700
Janus Short-Term Bond Fund	9,000

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended June 30, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Fixed Income
Janus Flexible Bond Fund	$96,964
Janus Global Bond Fund	107
Janus High-Yield Fund	10,991
Janus Short-Term Bond Fund	15,362

The Fixed Income Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to

Janus Fixed Income & Money Market Funds | 103

Notes to Financial Statements (continued)

produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fixed Income Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the year ended June 30, 2013, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	6/30/12	Purchases	Purchases	Redemptions	Redemptions	6/30/13

Fixed Income
Janus Flexible Bond Fund - Class N Shares	$10,000	$–	–	$(10,000)	9/20/12	$–
Janus Global Bond Fund - Class A Shares	833,333	–	–	–	–	833,333
Janus Global Bond Fund - Class C Shares	833,334	–	–	–	–	833,334
Janus Global Bond Fund - Class D Shares	833,333	–	–	–	–	833,333
Janus Global Bond Fund - Class I Shares	833,333	–	–	–	–	833,333
Janus Global Bond Fund - Class S Shares	833,334	–	–	–	–	833,334
Janus Global Bond Fund - Class T Shares	833,333	–	–	–	–	833,333
Janus High-Yield Fund - Class N Shares	50,000	–	–	(50,000)	9/20/12	–
Janus Short-Term Bond Fund - Class N Shares	10,000	–	–	(10,000)	9/20/12	–

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

104 | JUNE 30, 2013

The Funds have elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Fixed Income
Janus Flexible Bond Fund	$202,985	$65,122,462	$–	$–	$(37,348,756)	$(99,330)	$982,175
Janus Global Bond Fund	–	–	–	–	(5,907,478)	58,951	(4,428,337)
Janus High-Yield Fund	1,952,217	53,915,439	–	–	–	(37,470)	20,457,834
Janus Short-Term Bond Fund	760,011	6,978,385	–	–	–	(48,614)	1,061,701
Money Market					–
Janus Government Money Market Fund	–	–	–	–	–	–	–
Janus Money Market Fund	–	–	–	–	–	–	–

During the year ended June 30, 2013, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Fixed Income
Janus High-Yield Fund	$21,279,803

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Fixed Income
Janus Flexible Bond Fund	$6,152,098,956	$79,865,429	$(78,883,254)
Janus Global Bond Fund	264,473,862	510,281	(4,938,618)
Janus High-Yield Fund	2,273,301,668	56,652,817	(36,194,983)
Janus Short-Term Bond Fund	3,003,030,989	18,125,740	(17,064,039)
Money Market
Janus Government Money Market Fund	181,934,048	–	–
Janus Money Market Fund	1,268,289,981	–	–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended June 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Fixed Income
Janus Flexible Bond Fund	$230,953,981	$53,752,539	$–	$–
Janus Global Bond Fund	1,704,541	259,818	1,705,596	–
Janus High-Yield Fund	151,863,944	3,616,537	–	–
Janus Short-Term Bond Fund	53,934,259	13,365,749	–	–
Money Market
Janus Government Money Market Fund	9,603	–	–	–
Janus Money Market Fund	59,731	–	–	–

Janus Fixed Income & Money Market Funds | 105

Notes to Financial Statements (continued)

For the year ended June 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Fixed Income
Janus Flexible Bond Fund	$158,841,026	$48,540,213	$–	$–
Janus Global Bond Fund	1,179,595	29,065	–	–
Janus High-Yield Fund	137,735,074	–	–	–
Janus Short-Term Bond Fund	59,025,940	5,577,239	–	–
Money Market
Janus Government Money Market Fund	7,991	–	–	–
Janus Money Market Fund	63,586	–	–	–

6.	Capital Share Transactions

	Janus Flexible		Janus Global
For each year ended June 30 (all numbers in thousands)	Bond Fund		Bond Fund
Fixed Income	2013	2012(1)	2013	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	29,877	37,728	179	428
Reinvested dividends and distributions	3,251	2,180	23	12
Shares repurchased	(28,864)	(13,593)	(218)	(67)
Net Increase/(Decrease) in Fund Shares	4,264	26,315	(16)	373
Shares Outstanding, Beginning of Period	64,320	38,005	488	115
Shares Outstanding, End of Period	68,584	64,320	472	488
Transactions in Fund Shares – Class C Shares:
Shares sold	14,138	18,903	30	93
Reinvested dividends and distributions	1,277	855	9	4
Shares repurchased	(13,440)	(5,984)	(51)	(42)
Net Increase/(Decrease) in Fund Shares	1,975	13,774	(12)	55
Shares Outstanding, Beginning of Period	39,245	25,471	180	125
Shares Outstanding, End of Period	41,220	39,245	168	180
Transactions in Fund Shares – Class D Shares:
Shares sold	11,530	17,640	547	1,331
Reinvested dividends and distributions	3,516	3,239	58	37
Shares repurchased	(17,510)	(12,010)	(580)	(861)
Net Increase/(Decrease) in Fund Shares	(2,464)	8,869	25	507
Shares Outstanding, Beginning of Period	73,979	65,110	978	471
Shares Outstanding, End of Period	71,515	73,979	1,003	978
Transactions in Fund Shares – Class I Shares:
Shares sold	187,123	97,752	22,938	526
Reinvested dividends and distributions	8,092	6,208	240	45
Shares repurchased	(73,140)	(64,699)	(794)	(168)
Net Increase/(Decrease) in Fund Shares	122,075	39,261	22,384	403
Shares Outstanding, Beginning of Period	155,937	116,676	1,415	1,012
Shares Outstanding, End of Period	278,012	155,937	23,799	1,415
Transactions in Fund Shares – Class N Shares:
Shares sold	5,881	23,688	N/A	N/A
Reinvested dividends and distributions	1,056	50	N/A	N/A
Shares repurchased	(24,143)	(362)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(17,206)	23,376	N/A	N/A
Shares Outstanding, Beginning of Period	23,376	N/A	N/A	N/A
Shares Outstanding, End of Period	6,170	23,376	N/A	N/A

106 | JUNE 30, 2013

	Janus Flexible		Janus Global
For each year ended June 30 (all numbers in thousands)	Bond Fund		Bond Fund
Fixed Income	2013	2012(1)	2013	2012

Transactions in Fund Shares – Class R Shares:
Shares sold	1,595	2,108	N/A	N/A
Reinvested dividends and distributions	104	45	N/A	N/A
Shares repurchased	(1,249)	(646)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	450	1,507	N/A	N/A
Shares Outstanding, Beginning of Period	2,416	909	N/A	N/A
Shares Outstanding, End of Period	2,866	2,416	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	2,988	3,686	–	–
Reinvested dividends and distributions	327	285	5	3
Shares repurchased	(2,985)	(2,619)	–	–
Net Increase/(Decrease) in Fund Shares	330	1,352	5	3
Shares Outstanding, Beginning of Period	6,833	5,481	87	84
Shares Outstanding, End of Period	7,163	6,833	92	87
Transactions in Fund Shares – Class T Shares:
Shares sold	40,745	65,547	743	185
Reinvested dividends and distributions	5,907	4,605	18	14
Shares repurchased	(54,187)	(26,888)	(278)	(829)
Net Increase/(Decrease) in Fund Shares	(7,535)	43,264	483	(630)
Shares Outstanding, Beginning of Period	118,628	75,364	221	851
Shares Outstanding, End of Period	111,093	118,628	704	221

(1)	Period from May 31, 2012 (inception date) through June 30, 2012 for Class N Shares.

Janus Fixed Income & Money Market Funds | 107

Notes to Financial Statements (continued)

	Janus		Janus
	High-Yield		Short-Term
For each year ended June 30 (all numbers in thousands)	Fund		Bond Fund
Fixed Income	2013	2012(1)	2012	2012(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	15,841	19,541	29,022	66,759
Reinvested dividends and distributions	1,935	1,588	1,189	2,582
Shares repurchased	(12,143)	(10,422)	(117,361)	(53,557)
Net Increase/(Decrease) in Fund Shares	5,633	10,707	(87,150)	15,784
Shares Outstanding, Beginning of Period	29,543	18,836	137,374	121,590
Shares Outstanding, End of Period	35,176	29,543	50,224	137,374
Transactions in Fund Shares – Class C Shares:
Shares sold	1,981	2,141	9,264	10,564
Reinvested dividends and distributions	421	426	281	258
Shares repurchased	(2,389)	(2,452)	(8,471)	(9,082)
Net Increase/(Decrease) in Fund Shares	13	115	1,074	1,740
Shares Outstanding, Beginning of Period	8,705	8,590	24,620	22,880
Shares Outstanding, End of Period	8,718	8,705	25,694	24,620
Transactions in Fund Shares – Class D Shares:
Shares sold	9,428	6,578	17,147	14,440
Reinvested dividends and distributions	2,143	2,147	1,535	1,495
Shares repurchased	(8,603)	(6,940)	(17,608)	(16,877)
Net Increase/(Decrease) in Fund Shares	2,968	1,785	1,074	(942)
Shares Outstanding, Beginning of Period	36,511	34,726	67,217	68,159
Shares Outstanding, End of Period	39,479	36,511	68,291	67,217
Transactions in Fund Shares – Class I Shares:
Shares sold	23,178	29,871	79,357	70,814
Reinvested dividends and distributions	1,738	1,594	1,531	2,153
Shares repurchased	(25,863)	(23,821)	(66,792)	(159,874)
Net Increase/(Decrease) in Fund Shares	(947)	7,644	14,096	(86,907)
Shares Outstanding, Beginning of Period	26,799	19,155	89,374	176,281
Shares Outstanding, End of Period	25,852	26,799	103,470	89,374
Transactions in Fund Shares – Class N Shares:
Shares sold	970	490	6,161	11,424
Reinvested dividends and distributions	61	2	305	13
Shares repurchased	(781)	(5)	(5,279)	(300)
Net Increase/(Decrease) in Fund Shares	250	487	1,187	11,137
Shares Outstanding, Beginning of Period	487	–	11,137	–
Shares Outstanding, End of Period	737	487	12,324	11,137
Transactions in Fund Shares – Class R Shares:
Shares sold	108	76	N/A	N/A
Reinvested dividends and distributions	6	6	N/A	N/A
Shares repurchased	(52)	(83)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	62	(1)	N/A	N/A
Shares Outstanding, Beginning of Period	120	121	N/A	N/A
Shares Outstanding, End of Period	182	120	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	187	197	1,282	369
Reinvested dividends and distributions	45	45	33	36
Shares repurchased	(168)	(320)	(1,291)	(586)
Net Increase/(Decrease) in Fund Shares	64	(78)	24	(181)
Shares Outstanding, Beginning of Period	689	767	1,666	1,847
Shares Outstanding, End of Period	753	689	1,690	1,666

108 | JUNE 30, 2013

	Janus		Janus
	High-Yield		Short-Term
For each year ended June 30 (all numbers in thousands)	Fund		Bond Fund
Fixed Income	2013	2012(1)	2012	2012(1)

Transactions in Fund Shares – Class T Shares:
Shares sold	46,510	57,266	363,510	254,050
Reinvested dividends and distributions	9,463	8,737	15,520	13,207
Shares repurchased	(53,586)	(41,223)	(310,882)	(244,131)
Net Increase/(Decrease) in Fund Shares	2,387	24,780	68,148	23,126
Shares Outstanding, Beginning of Period	140,945	116,165	655,191	632,065
Shares Outstanding, End of Period	143,332	140,945	723,339	655,191

(1)	Period from May 31, 2012 (inception date) through June 30, 2012 for Class N Shares.

Janus Fixed Income & Money Market Funds | 109

Notes to Financial Statements (continued)

	Janus Government
For each year ended June 30 (all numbers in thousands)	Money Market Fund		Janus Money Market Fund
Money Market	2013	2012	2013	2012

Transactions in Fund Shares – Class D Shares:
Shares sold	74,214	79,885	574,480	623,381
Reinvested dividends and distributions	8	7	40	53
Shares repurchased	(81,354)	(86,828)	(586,411)	(639,464)
Net Increase/(Decrease) in Fund Shares	(7,132)	(6,936)	(11,891)	(16,030)
Shares Outstanding, Beginning of Period	182,326	189,262	1,089,283	1,105,313
Shares Outstanding, End of Period	175,194	182,326	1,077,392	1,089,283
Transactions in Fund Shares – Class T Shares:
Shares sold	4,552	5,053	109,753	103,157
Reinvested dividends and distributions	–	–	4	4
Shares repurchased	(3,302)	(5,466)	(87,186)	(100,027)
Net Increase/(Decrease) in Fund Shares	1,250	(413)	22,571	3,134
Shares Outstanding, Beginning of Period	5,319	5,732	167,687	164,553
Shares Outstanding, End of Period	6,569	5,319	190,258	167,687

7.	Purchases and Sales of Investment Securities

For the year ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Fixed Income
Janus Flexible Bond Fund	$4,713,826,891	$3,990,775,556	$3,232,948,714	$2,805,969,287
Janus Global Bond Fund	340,146,228	156,214,547	68,677,552	33,570,733
Janus High-Yield Fund	2,270,895,172	2,133,600,476	–	–
Janus Short-Term Bond Fund	2,390,464,780	2,224,388,615	614,156,128	717,146,853

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

110 | JUNE 30, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Government Money Market Fund, and Janus Money Market Fund (six of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2013 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2013

Janus Fixed Income & Money Market Funds | 111

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

112 | JUNE 30, 2013

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

Janus Fixed Income & Money Market Funds | 113

Additional Information (unaudited) (continued)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

114 | JUNE 30, 2013

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Fixed Income & Money Market Funds | 115

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and managers’ best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased

116 | JUNE 30, 2013

but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t

Janus Fixed Income & Money Market Funds | 117

Useful Information About Your Fund Report (unaudited) (continued)

confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

118 | JUNE 30, 2013

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended June 30, 2013:

Capital Gain Distributions

Fund

Fixed Income
Janus Flexible Bond Fund	$53,752,539
Janus Global Bond Fund	259,818
Janus High-Yield Fund	3,616,537
Janus Short-Term Bond Fund	13,365,749

Return of Capital Distributions

Fund

Fixed Income
Janus Global Bond Fund	$1,705,596

Janus Fixed Income & Money Market Funds | 119

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest LLC (strategic social market research company) (since 2003); and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

120 | JUNE 30, 2013

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Janus Fixed Income & Money Market Funds | 121

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital
(Chicago, IL), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (digital communications company).

122 | JUNE 30, 2013

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Bond Fund	5/11-Present	Formerly, Portfolio Manager for ING (2000-2011).

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and
Co-Portfolio Manager
Janus High-Yield Fund

Executive Vice President and
Co-Portfolio Manager
Janus Flexible Bond Fund

Executive Vice President and
Co-Portfolio Manager
Janus Short-Term Bond Fund

Executive Vice President and
Co-Portfolio Manager
	Janus Global Bond Fund	12/03-Present 5/07-Present 7/10-Present 12/10-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Government Money Market Fund Executive Vice President and Portfolio Manager Janus Money Market Fund	2/99-Present 2/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and
Co-Portfolio Manager
Janus Flexible Bond Fund

Executive Vice President and
Co-Portfolio Manager
Janus Short-Term Bond Fund

Executive Vice President and
Co-Portfolio Manager
Janus High-Yield Fund

Executive Vice President and
Co-Portfolio Manager
	Janus Global Bond Fund	5/07-Present 5/07-Present 7/08-Present 12/10-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Fixed Income & Money Market Funds | 123

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

124 | JUNE 30, 2013

Notes

Janus Fixed Income & Money Market Funds | 125

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42879	125-02-93004 08-13

ANNUAL REPORT

June 30, 2013

Janus Mathematical Funds

INTECH Global Dividend Fund
INTECH International Fund
INTECH U.S. Core Fund
INTECH U.S. Growth Fund
INTECH U.S. Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Mathematical Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

INTECH Global Dividend Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the 12-month period ended June 30, 2013, INTECH Global Dividend Fund’s Class I Shares returned 15.77%. This compares to the 18.58% return posted by the MSCI World Index, the Fund’s primary benchmark, for the same time period. The Fund’s secondary benchmark, the MSCI World High Dividend Yield Index, returned 16.26%.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 26 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term growth of capital and income.

Investment Strategy and Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH Global Dividend Fund.

Janus Mathematical Funds | 1

INTECH Global Dividend Fund (unaudited)

INTECH Global Dividend Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Roche Holding A.G. Medical – Drugs	2.1%
Bristol-Myers Squibb Co. Medical – Drugs	2.0%
Hewlett-Packard Co. Computers	2.0%
Telstra Corp., Ltd. Telephone – Integrated	1.9%
Kellogg Co. Food – Miscellaneous/Diversified	1.8%

9.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of June 30, 2012

2 | JUNE 30, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013			Expense Ratios – per the October 26, 2012 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Global Dividend Fund – Class A Shares

NAV	15.41%	13.75%	5.58%	0.77%

MOP	8.82%	9.47%

INTECH Global Dividend Fund- Class C Shares

NAV	14.50%	12.93%	6.33%	1.52%

CDSC	13.50%	12.93%

INTECH Global Dividend Fund – Class D Shares(1)	15.49%	13.74%	6.15%	0.81%

INTECH Global Dividend Fund – Class I Shares	15.77%	14.05%	5.07%	0.52%

INTECH Global Dividend Fund – Class S Shares	15.40%	13.68%	5.84%	1.02%

INTECH Global Dividend Fund – Class T Shares	15.55%	13.84%	5.53%	0.77%

Morgan Stanley Capital International World IndexSM	18.58%	18.56%

Morgan Stanley Capital International World High Dividend Yield Index	16.26%	15.41%

Morningstar Quartile – Class I Shares	3rd	4th

Morningstar Ranking – based on total returns for World Stock Funds	697/1,034	766/934

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Mathematical Funds | 3

INTECH Global Dividend Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

For a period of three years subsequent to the effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

4 | JUNE 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,055.90	$3.87	$1,000.00	$1,021.03	$3.81	0.76%

Class C Shares	$1,000.00	$1,052.40	$7.68	$1,000.00	$1,017.31	$7.55	1.51%

Class D Shares	$1,000.00	$1,057.00	$3.37	$1,000.00	$1,021.52	$3.31	0.66%

Class I Shares	$1,000.00	$1,057.20	$2.60	$1,000.00	$1,022.27	$2.56	0.51%

Class S Shares	$1,000.00	$1,057.70	$2.96	$1,000.00	$1,021.92	$2.91	0.58%

Class T Shares	$1,000.00	$1,057.20	$3.06	$1,000.00	$1,021.82	$3.01	0.60%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Mathematical Funds | 5

INTECH Global Dividend Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Common Stock – 98.7%
Aerospace and Defense – 1.0%
4,355	BAE Systems PLC	$25,365
200	Lockheed Martin Corp.	21,692
200	Northrop Grumman Corp.	16,560
400	Raytheon Co.	26,448
		90,065
Aerospace and Defense – Equipment – 0.3%
6,956	Cobham PLC	27,725
Airport Development – Maintenance – 0.2%
9,555	Auckland International Airport, Ltd.	21,985
Apparel Manufacturers – 0.1%
117	Hugo Boss A.G.	12,883
Appliances – 0.2%
551	Electrolux A.B.	13,928
Athletic Footwear – 0.2%
8,000	Yue Yuen Industrial Holdings, Ltd.	20,733
Automotive – Cars and Light Trucks – 0.4%
1,000	Daihatsu Motor Co., Ltd.	18,959
273	Daimler A.G.	16,517
		35,476
Automotive – Medium and Heavy Duty Trucks – 0.1%
663	Scania A.B. – Class B	13,287
Beverages – Non-Alcoholic – 0.1%
1,094	Coca-Cola Amatil, Ltd.	12,713
Building – Heavy Construction – 1.0%
677	ACS Actividades de Construccion y Servicios S.A.	17,931
836	Aker Solutions A.S.A.	11,379
3,000	Cheung Kong Infrastructure Holdings, Ltd.	19,998
954	Skanska A.B. – Class B	15,844
534	Vinci S.A.	26,796
		91,948
Building and Construction – Miscellaneous – 1.4%
910	Bouygues S.A.	23,226
5,777	Ferrovial S.A.	92,331
291	Koninklijke Boskalis Westminster N.V.	10,610
		126,167
Building and Construction Products – Miscellaneous – 0.3%
347	Cie de Saint-Gobain	14,045
39	Geberit A.G.	9,677
		23,722
Building Products – Cement and Aggregate – 0.3%
720	CRH PLC	14,572
1,743	James Hardie Industries PLC (CDI)	14,964
		29,536
Cable/Satellite Television – 0.6%
1,309	British Sky Broadcasting Group PLC	15,765
1,000	Cablevision Systems Corp. – Class A	16,820
1,100	Shaw Communications, Inc. – Class B	26,407
		58,992
Casino Hotels – 0.4%
3,600	Sands China, Ltd.	16,965
6,582	SKYCITY Entertainment Group, Ltd.	22,232
		39,197
Casino Services – 0.2%
300	Sankyo Co., Ltd.	14,174
Cellular Telecommunications – 0.6%
365	Millicom International Cellular S.A. (SDR)	26,312
300	Rogers Communications, Inc. – Class B	11,756
7,731	Vodafone Group PLC	22,085
		60,153
Chemicals – Diversified – 0.8%
133	BASF S.E.	11,880
300	E.I. du Pont de Nemours & Co.	15,750
276	K+S A.G.	10,204
544	Koninklijke DSM N.V.	35,443
		73,277
Chemicals – Specialty – 0.6%
734	Lonza Group A.G.	55,305
Commercial Banks – 2.7%
679	Australia & New Zealand Banking Group, Ltd.	17,743
200	Bank of Montreal	11,604
300	Bank of Nova Scotia	16,041
6,089	Bendigo and Adelaide Bank, Ltd.	56,061
6,000	BOC Hong Kong Holdings, Ltd.	18,451
200	Canadian Imperial Bank of Commerce	14,198
1,000	DBS Group Holdings, Ltd.	12,233
2,900	Hang Seng Bank, Ltd.	42,888
2,000	Oversea-Chinese Banking Corp., Ltd.	15,784
200	Royal Bank of Canada	11,657
200	Toronto-Dominion Bank	16,068
1,000	United Overseas Bank, Ltd.	15,674
		248,402
Commercial Services – Finance – 1.5%
3,800	H&R Block, Inc.	105,450
700	Paychex, Inc.	25,564
600	Western Union Co.	10,266
		141,280
Computers – 2.0%
7,300	Hewlett-Packard Co.	181,040
Computers – Memory Devices – 0.5%
1,000	Seagate Technology PLC	44,830
Consumer Products – Miscellaneous – 1.8%
800	Clorox Co.	66,512
2,600	Husqvarna A.B. – Class B	13,730
900	Kimberly-Clark Corp.	87,426
		167,668
Containers – Paper and Plastic – 0.8%
8,325	Amcor, Ltd.	77,181
Distribution/Wholesale – 1.2%
1,400	Genuine Parts Co.	109,298
Diversified Financial Services – 0.2%
2,326	Investec PLC	14,633
Diversified Minerals – 0.3%
556	Anglo American PLC	10,704
511	BHP Billiton PLC	13,071
		23,775
Diversified Operations – 2.4%
1,866	ALS, Ltd.	16,344
1,017	Industrivarden A.B. – Class C	16,997

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

Diversified Operations – (continued)
2,000	Keppel Corp., Ltd.	$16,415
2,300	Leggett & Platt, Inc.	71,507
18,000	NWS Holdings, Ltd.	27,711
1,913	Orkla A.S.A.	15,677
118	Siemens A.G.	11,925
1,000	Swire Pacific, Ltd. – Class A	12,107
755	Wartsila Oyj Abp	32,850
		221,533
Diversified Operations – Commercial Services – 1.0%
11,123	Brambles, Ltd.	94,986
Electric – Integrated – 7.2%
300	Alliant Energy Corp.	15,126
1,200	American Electric Power Co., Inc.	53,736
2,000	CLP Holdings, Ltd.	16,181
1,000	CMS Energy Corp.	27,170
300	Consolidated Edison, Inc.	17,493
300	DTE Energy Co.	20,103
266	Duke Energy Corp.	17,955
8,452	Energias de Portugal S.A.	27,226
300	Entergy Corp.	20,904
500	FirstEnergy Corp.	18,670
400	Fortis, Inc.	12,247
894	Fortum Oyj	16,755
300	Integrys Energy Group, Inc.	17,559
400	NextEra Energy, Inc.	32,592
362	Northeast Utilities	15,211
6,905	Origin Energy, Ltd.	79,358
1,100	Pepco Holdings, Inc.	22,176
500	PG&E Corp.	22,865
300	Pinnacle West Capital Corp.	16,641
9,000	Power Assets Holdings, Ltd.	77,632
700	PPL Corp.	21,182
700	Public Service Enterprise Group, Inc.	22,862
300	SCANA Corp.	14,730
300	Southern Co.	13,239
791	SSE PLC	18,320
300	Wisconsin Energy Corp.	12,297
600	Xcel Energy, Inc.	17,004
		667,234
Electric – Transmission – 0.5%
357	Red Electrica Corp. S.A.	19,631
7,137	Terna Rete Elettrica Nazionale SpA	29,650
		49,281
Electronic Components – Miscellaneous – 0.5%
600	Garmin, Ltd.	21,696
600	Hoya Corp.	12,398
497	Koninklijke Philips N.V.	13,548
		47,642
Electronic Components – Semiconductors – 1.1%
600	Intel Corp.	14,532
400	Microchip Technology, Inc.	14,900
8,454	STMicroelectronics N.V.	76,151
		105,583
Electronic Parts Distributors – 0.2%
756	Rexel S.A.	17,002
Engineering – Research and Development Services – 0.3%
343	ABB, Ltd.	7,450
3,000	SembCorp Industries, Ltd.	11,719
612	WorleyParsons, Ltd.	10,906
		30,075
Enterprise Software/Services – 0.2%
800	CA, Inc.	22,904
Finance – Investment Bankers/Brokers – 0.3%
4,291	ICAP PLC	23,720
Finance – Other Services – 1.2%
2,400	NYSE Euronext	99,360
2,000	Singapore Exchange, Ltd.	11,096
		110,456
Food – Miscellaneous/Diversified – 6.8%
2,600	Campbell Soup Co.	116,454
4,600	ConAgra Foods, Inc.	160,678
2,800	General Mills, Inc.	135,884
2,600	Kellogg Co.	166,998
500	Kraft Foods Group, Inc.	27,935
103	Nestle S.A.	6,757
217	Unilever N.V.	8,545
301	Unilever PLC	12,185
		635,436
Food – Retail – 4.6%
192	Casino Guichard Perrachon S.A.	17,985
1,492	Delhaize Group S.A.	92,218
2,910	J. Sainsbury PLC	15,723
605	Kesko Oyj – Class B	16,819
3,231	Koninklijke Ahold N.V.	48,086
3,500	Safeway, Inc.	82,810
2,445	Tesco PLC	12,322
2,921	WM Morrison Supermarkets PLC	11,629
4,417	Woolworths, Ltd.	132,502
		430,094
Food – Wholesale/Distribution – 0.7%
15,710	Metcash, Ltd.	50,560
400	Sysco Corp.	13,664
		64,224
Gas – Distribution – 3.3%
900	CenterPoint Energy, Inc.	21,141
2,950	Centrica PLC	16,159
1,740	Enagas S.A.	42,994
4,268	Gas Natural SDG S.A.	86,044
2,276	National Grid PLC	25,820
900	NiSource, Inc.	25,776
1,100	Sempra Energy	89,936
		307,870
Gas – Transportation – 0.3%
6,024	Snam SpA	27,441
Gold Mining – 0.1%
400	Newmont Mining Corp.	11,980
Human Resources – 0.5%
296	Adecco S.A.	16,880
828	Randstad Holding N.V.	33,946
		50,826

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 7

INTECH Global Dividend Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Import/Export – 2.0%
9,700	ITOCHU Corp.	$112,006
6,000	Marubeni Corp.	40,117
500	Mitsubishi Corp.	8,567
1,000	Mitsui & Co., Ltd.	12,566
1,100	Sumitomo Corp.	13,722
		186,978
Investment Management and Advisory Services – 0.5%
700	CI Financial Corp.	20,153
300	IGM Financial, Inc.	12,866
5,137	Old Mutual PLC	14,116
		47,135
Life and Health Insurance – 1.7%
8,471	Legal & General Group PLC	22,080
400	Power Corp. of Canada	10,736
500	Power Financial Corp.	14,543
18,127	Standard Life PLC	95,295
78	Swiss Life Holding A.G.	12,687
		155,341
Lottery Services – 0.3%
9,573	Tatts Group, Ltd.	27,746
Machinery – Construction and Mining – 0.1%
618	Atlas Copco A.B. – Class B	13,261
Machinery – General Industrial – 0.3%
410	Metso Oyj	13,938
997	Zardoya Otis S.A.	14,131
		28,069
Medical – Drugs – 10.8%
1,800	AbbVie, Inc.	74,412
422	AstraZeneca PLC	19,990
4,200	Bristol-Myers Squibb Co.	187,698
500	Eisai Co., Ltd.	20,396
2,600	Eli Lilly & Co.	127,712
765	GlaxoSmithKline PLC	19,172
200	Johnson & Johnson	17,172
300	Merck & Co., Inc.	13,935
278	Novartis A.G.	19,754
500	Ono Pharmaceutical Co., Ltd.	33,935
736	Orion Oyj – Class B	17,261
3,000	Pfizer, Inc.	84,030
797	Roche Holding A.G.	198,343
425	Sanofi	44,041
2,800	Takeda Pharmaceutical Co., Ltd.	126,503
		1,004,354
Medical Products – 0.2%
263	Cochlear, Ltd.	14,839
Metal – Copper – 0.3%
377	Antofagasta PLC	4,558
900	Freeport-McMoRan Copper & Gold, Inc.	24,849
		29,407
Metal – Diversified – 0.3%
873	Boliden A.B.	10,832
324	Rio Tinto PLC	13,219
		24,051
Metal Processors and Fabricators – 0.2%
633	SKF A.B. – Class B	14,839
Mining Services – 0.1%
613	Orica, Ltd.	11,574
MRI and Medical Diagnostic Imaging Center – 0.1%
764	Sonic Healthcare, Ltd.	10,345
Multi-Line Insurance – 3.2%
76	Allianz S.E.	11,103
1,300	Cincinnati Financial Corp.	59,670
3,239	CNP Assurances	46,477
9,009	Mapfre S.A.	29,337
3,308	Sampo Oyj – Class A	128,903
80	Zurich Insurance Group A.G.	20,756
		296,246
Multimedia – 0.9%
1,429	Lagardere S.C.A.	39,801
751	Pearson PLC	13,373
1,000	Thomson Reuters Corp.	32,642
		85,816
Non-Hazardous Waste Disposal – 0.4%
1,000	Waste Management, Inc.	40,330
Oil – Field Services – 0.3%
990	AMEC PLC	15,130
254	Fugro N.V.	13,769
		28,899
Oil and Gas Drilling – 0.3%
624	Seadrill, Ltd.	25,198
Oil Companies – Exploration and Production – 0.6%
600	Baytex Energy Trust	21,628
300	ConocoPhillips	18,150
300	Vermilion Energy, Inc.	14,669
		54,447
Oil Companies – Integrated – 1.8%
100	Chevron Corp.	11,834
600	Husky Energy, Inc.	15,990
1,166	OMV A.G.	52,659
777	Repsol S.A.	16,393
484	Royal Dutch Shell PLC – Class A	15,456
570	Royal Dutch Shell PLC – Class B	18,862
639	Statoil A.S.A.	13,186
486	Total S.A.	23,723
		168,103
Paper and Related Products – 0.1%
400	MeadWestvaco Corp.	13,644
Pipelines – 0.5%
500	Spectra Energy Corp.	17,230
300	TransCanada Corp.	12,920
500	Williams Cos., Inc.	16,235
		46,385
Property and Casualty Insurance – 0.7%
1,278	Admiral Group PLC	25,790
1,666	Gjensidige Forsikring A.S.A.	24,515
208	Tryg A/S	17,146
		67,451

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

Public Thoroughfares – 0.5%
1,427	Abertis Infraestucturas S.A.	$24,887
1,157	Atlantia SpA	18,868
		43,755
Publishing – Books – 0.2%
1,051	Reed Elsevier N.V.	17,509
Publishing – Newspapers – 0.3%
8,000	Singapore Press Holdings, Ltd.	26,328
Publishing – Periodicals – 0.6%
365	Axel Springer A.G.	15,570
2,562	Reed Elsevier PLC	29,103
616	Wolters Kluwer N.V.	13,032
		57,705
Real Estate Management/Services – 0.1%
176	Swiss Prime Site A.G.	12,944
Real Estate Operating/Development – 0.8%
400	Brookfield Office Properties, Inc.	6,654
200	Daito Trust Construction Co., Ltd.	18,858
4,500	Hopewell Holdings, Ltd.	14,999
6,000	Keppel Land, Ltd.	15,863
10,000	Sino Land Co., Ltd.	14,080
		70,454
Regional Banks – 0.2%
37	Banque Cantonale Vaudoise	18,377
Reinsurance – 0.9%
409	Hannover Rueckversicherung S.E.	29,448
101	Muenchener Rueckversicherungs A.G.	18,587
617	SCOR S.E.	18,931
226	Swiss Re A.G.	16,825
		83,791
Retail – Apparel and Shoe – 0.2%
463	Hennes & Mauritz A.B. – Class B	15,227
Retail – Convenience Stores – 0.1%
100	Lawson, Inc.	7,634
Retail – Major Department Stores – 0.1%
2,013	Marks & Spencer Group PLC	13,185
Retail – Miscellaneous/Diversified – 0.8%
2,080	Wesfarmers, Ltd.	75,309
Retail – Office Supplies – 0.3%
2,000	Staples, Inc.	31,720
Retail – Restaurants – 0.3%
400	Darden Restaurants, Inc.	20,192
100	McDonald’s Corp.	9,900
		30,092
Rubber – Tires – 0.3%
145	Cie Generale des Etablissements Michelin	12,965
290	Nokian Renkaat Oyj	11,818
		24,783
Satellite Telecommunications – 0.7%
390	Eutelsat Communications S.A.	11,070
2,143	Inmarsat PLC	21,948
980	SES S.A. (FDR)	28,061
		61,079
Savings/Loan/Thrifts – 0.2%
1,300	People’s United Financial, Inc.	19,370
Security Services – 0.4%
4,023	G4S PLC	14,095
2,282	Securitas A.B. – Class B	19,972
		34,067
Semiconductor Components/Integrated Circuits – 0.2%
400	Linear Technology Corp.	14,736
Shipbuilding – 0.2%
25,000	Yangzijiang Shipbuilding Holdings, Ltd.	16,376
Silver Mining – 0.1%
719	Fresnillo PLC	9,644
Soap and Cleaning Preparations – 1.5%
1,974	Reckitt Benckiser Group PLC	139,527
Steel – Producers – 0.2%
500	Nucor Corp.	21,660
Telecommunication Services – 1.6%
500	BCE, Inc.	20,506
1,000	Bell Aliant, Inc.	26,879
37,000	PCCW, Ltd.	17,317
6,000	Singapore Telecommunications, Ltd.	17,852
9,000	StarHub, Ltd.	29,690
1,848	Tele2 A.B. – Class B	21,716
792	Telenor A.S.A.	15,704
		149,664
Telephone – Integrated – 4.9%
900	AT&T, Inc.	31,860
1,585	Belgacom S.A.	35,554
38,409	Bezeq Israeli Telecommunication Corp., Ltd.	51,351
1,303	Elisa Oyj	25,455
400	Nippon Telegraph & Telephone Corp.	20,734
45	Swisscom A.G.	19,710
8,611	TDC A/S	69,798
3,578	TeliaSonera A.B.	23,348
40,357	Telstra Corp., Ltd.	176,006
		453,816
Tobacco – 1.5%
600	Altria Group, Inc.	20,994
293	British American Tobacco PLC	15,004
452	Imperial Tobacco Group PLC	15,672
400	Lorillard, Inc.	17,472
200	Philip Morris International, Inc.	17,324
1,000	Reynolds American, Inc.	48,370
		134,836
Toys – 1.4%
1,300	Hasbro, Inc.	58,279
1,600	Mattel, Inc.	72,496
		130,775
Transportation – Services – 1.0%
24,000	ComfortDelGro Corp., Ltd.	34,757
110	Kuehne + Nagel International A.G.	12,080
9,805	Toll Holdings, Ltd.	47,692
		94,529

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 9

INTECH Global Dividend Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Travel Services – 0.6%
767	Flight Centre, Ltd.	$27,581
5,852	TUI Travel PLC	31,761
		59,342
Water – 0.5%
954	Severn Trent PLC	24,141
1,487	Suez Environment Co.	19,206
		43,347
Wireless Equipment – 1.3%
10,736	Telefonaktiebolaget L.M. Ericsson – Class B	121,674

Total Common Stock (cost $8,828,749)		9,175,373

Preferred Stock – 0.5%
Television – 0.5%
1,053	ProSiebenSat.1 Media A.G. (cost $35,690)	45,253

Right – 0%
Oil Companies – Integrated – 0%
777	Repsol S.A. (cost $459)	433

Money Market – 2.2%
205,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $205,000)	205,000

Total Investments (total cost $9,069,898) – 101.4%		9,426,059

Liabilities, net of Cash, Receivables and Other Assets– (1.4)%		(133,576)

Net Assets – 100%		$9,292,483

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$954,410	10.1%
Austria	52,659	0.6%
Belgium	127,772	1.4%
Canada	330,164	3.5%
Denmark	86,944	0.9%
Finland	263,799	2.8%
France	419,480	4.4%
Germany	183,370	1.9%
Hong Kong	299,062	3.2%
Ireland	14,572	0.2%
Israel	51,351	0.5%
Italy	75,959	0.8%
Japan	460,569	4.9%
Netherlands	194,488	2.1%
New Zealand	44,217	0.5%
Norway	105,659	1.1%
Portugal	27,226	0.3%
Singapore	223,787	2.4%
Spain	344,112	3.6%
Sweden	340,967	3.6%
Switzerland	427,545	4.5%
United Kingdom	856,347	9.1%
United States††	3,541,600	37.6%

Total	$9,426,059	100.0%

††	Includes Cash Equivalents of 2.2%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2013

INTECH International Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the 12-month period ended June 30, 2013, INTECH International Fund’s Class I Shares returned 21.78%. This compares to the 18.62% return posted by the MSCI EAFE Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 26 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH International Fund.

Janus Mathematical Funds | 11

INTECH International Fund (unaudited)

INTECH International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Fuji Heavy Industries, Ltd. Automotive – Cars and Light Trucks	2.2%
CSL, Ltd. Medical – Biomedical and Genetic	2.2%
Nomura Holdings, Inc. Finance – Investment Bankers/Brokers	1.9%
Galaxy Entertainment Group, Ltd. Casino Hotels	1.5%
Insurance Australia Group, Ltd. Property and Casualty Insurance	1.4%

9.2%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of June 30, 2012

12 | JUNE 30, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013				Expense Ratios – per the October 26, 2012 prospectus
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH International Fund – Class A Shares

NAV	21.27%	–1.01%	–1.65%	1.42%	1.26%

MOP	14.37%	–2.17%	–2.59%

INTECH International Fund – Class C Shares

NAV	22.79%	–0.85%	–1.66%	2.25%	2.01%

CDSC	21.79%	–0.85%	–1.66%

INTECH International Fund – Class I Shares	21.78%	–0.96%	–1.57%	1.13%	1.01%

INTECH International Fund – Class S Shares	21.48%	–1.00%	–1.68%	1.66%	1.51%

INTECH International Fund – Class T Shares	21.30%	–1.66%	–2.81%	1.41%	1.26%

Morgan Stanley Capital International EAFE® Index	18.62%	–0.63%	–2.02%

Morningstar Quartile – Class I Shares	1st	3rd	2nd

Morningstar Ranking – based on total returns for Foreign Large Blend Funds	59/816	385/716	271/654

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Mathematical Funds | 13

INTECH International Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – May 2, 2007

14 | JUNE 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,068.90	$5.90	$1,000.00	$1,019.09	$5.76	1.15%

Class C Shares	$1,000.00	$1,085.30	$10.65	$1,000.00	$1,014.58	$10.29	2.06%

Class I Shares	$1,000.00	$1,070.70	$4.36	$1,000.00	$1,020.58	$4.26	0.85%

Class S Shares	$1,000.00	$1,072.90	$4.21	$1,000.00	$1,020.73	$4.11	0.82%

Class T Shares	$1,000.00	$1,068.00	$6.10	$1,000.00	$1,018.89	$5.96	1.19%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

Janus Mathematical Funds | 15

INTECH International Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Common Stock – 99.1%
Advertising Agencies – 0.3%
9,697	WPP PLC	$165,453
Advertising Services – 0.1%
590	Hakuhodo DY Holdings, Inc.	41,352
636	Publicis Groupe S.A.	45,279
		86,631
Aerospace and Defense – 0.2%
8,185	Meggitt PLC	64,413
3,633	Rolls-Royce Holdings PLC	62,650
		127,063
Aerospace and Defense – Equipment – 1.3%
8,998	Cobham PLC	35,864
13,961	European Aeronautic Defence and Space Co. N.V.	746,165
228	Zodiac Aerospace	30,179
		812,208
Airlines – 1.2%
24,325	Deutsche Lufthansa A.G.	493,725
6,569	easyJet PLC	129,464
23,070	International Consolidated Airlines Group S.A.*	92,659
100	Japan Airlines Co., Ltd.	5,143
		720,991
Apparel Manufacturers – 0.4%
339	Christian Dior S.A.	54,710
1,601	Hugo Boss A.G.	176,282
		230,992
Audio and Video Products – 0.7%
75,000	Sharp Corp.	302,541
7,200	Sony Corp.	150,884
		453,425
Automotive – Cars and Light Trucks – 4.2%
3,000	Daihatsu Motor Co., Ltd.	56,878
3,295	Fiat SpA	23,029
55,000	Fuji Heavy Industries, Ltd.	1,356,142
184,000	Mazda Motor Corp.*	725,535
3,046	Renault S.A.	204,959
2,800	Suzuki Motor Corp.	64,578
2,200	Toyota Motor Corp.	132,896
		2,564,017
Automotive – Medium and Heavy Duty Trucks – 0.9%
36,000	Hino Motors, Ltd.	528,600
Automotive – Truck Parts and Equipment – Original – 1.0%
1,800	Aisin Seiki Co., Ltd.	68,889
3,100	Denso Corp.	145,840
7,000	Koito Manufacturing Co., Ltd.	133,774
4,000	NGK Spark Plug Co., Ltd.	80,113
6,200	NHK Spring Co., Ltd.	71,904
1,900	Stanley Electric Co., Ltd.	37,019
1,800	Sumitomo Electric Industries, Ltd.	21,529
900	Toyoda Gosei Co., Ltd.	22,064
600	Toyota Industries Corp.	24,566
		605,698
Beverages – Non-Alcoholic – 0.2%
4,044	Coca-Cola HBC A.G.	94,644
Beverages – Wine and Spirits – 0.7%
14,988	Diageo PLC	428,496
238	Pernod-Ricard S.A.	26,388
		454,884
Bicycle Manufacturing – 0.1%
600	Shimano, Inc.	50,948
Brewery – 0.9%
4,081	Anheuser-Busch InBev N.V.	363,250
931	Heineken Holding N.V.	52,231
934	Heineken N.V.	59,504
3,000	Kirin Holdings Co., Ltd.	47,015
902	SABMiller PLC	43,242
		565,242
Building – Heavy Construction – 0.1%
6,000	Cheung Kong Infrastructure Holdings, Ltd.	39,996
Building – Residential and Commercial – 2.0%
24,000	Daiwa House Industry Co., Ltd.	448,003
8,903	Persimmon PLC	159,894
23,000	Sekisui Chemical Co., Ltd.	244,242
24,000	Sekisui House, Ltd.	347,075
		1,199,214
Building and Construction – Miscellaneous – 1.0%
29,497	Ferrovial S.A.	471,436
940	Hochtief A.G.	61,452
20,000	Obayashi Corp.	103,873
		636,761
Building and Construction Products – Miscellaneous – 1.3%
78,542	Fletcher Building, Ltd.	512,937
69	Sika A.G.	178,729
9,000	TOTO, Ltd.	91,579
		783,245
Building Products – Air and Heating – 0.6%
9,200	Daikin Industries, Ltd.	372,045
Building Products – Cement and Aggregate – 1.5%
48,696	Boral, Ltd.	187,441
855	HeidelbergCement A.G.	57,498
4,593	James Hardie Industries PLC (CDI)	39,432
10,140	Lafarge S.A.	623,440
		907,811
Cable/Satellite Television – 0.8%
4,453	Kabel Deutschland Holding A.G.	489,034
Casino Hotels – 2.2%
29,418	Crown, Ltd.	325,722
183,000	Galaxy Entertainment Group, Ltd.*	896,619
32,800	MGM China Holdings, Ltd.	87,542
23,000	SJM Holdings, Ltd.	55,930
		1,365,813
Chemicals – Diversified – 0.6%
2,000	Asahi Kasei Corp.	13,231
588	Croda International PLC	22,149
473	Koninklijke DSM N.V.	30,818
15,000	Mitsubishi Gas Chemical Co., Inc.	110,276
1,000	Nitto Denko Corp.	64,340
727	Solvay S.A.	95,282
		336,096

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

16 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

Chemicals – Plastics – 0.1%
302	EMS-Chemie Holding A.G.	$89,388
Chemicals – Specialty – 0.7%
379	Brenntag A.G.	57,565
9,000	Daicel Corp.	78,872
42	Givaudan S.A.	54,218
1,617	Lonza Group A.G.	121,836
3,172	Novozymes A/S – Class B	101,539
		414,030
Collectibles – 0.1%
1,900	Sanrio Co., Ltd.	88,428
Commercial Banks – 7.0%
100,117	Bank Hapoalim BM	453,613
34,395	Bank Leumi Le-Israel BM	114,489
661,941	Bank of Ireland*	135,259
30,421	Bendigo and Adelaide Bank, Ltd.	280,087
5,000	Chiba Bank, Ltd.	34,086
683	Commonwealth Bank of Australia	43,201
15,264	Erste Group Bank A.G.	407,357
16,000	Fukuoka Financial Group, Inc.	68,092
6,000	Gunma Bank, Ltd.	33,159
13,000	Hachijuni Bank, Ltd.	76,039
9,000	Hiroshima Bank, Ltd.	38,392
73,000	Hokuhoku Financial Group, Inc.	149,445
11,000	Iyo Bank, Ltd.	105,163
4,780	KBC Groep N.V.	177,958
8,961	Mediobanca SpA	46,651
117,900	Mizuho Financial Group, Inc.	244,931
4,015	National Australia Bank, Ltd.	108,953
9,000	Nishi-Nippon City Bank, Ltd.	23,507
12,041	Nordea Bank A.B.	134,757
16,124	Pohjola Bank PLC – Class A	236,926
2,000	Shizuoka Bank, Ltd.	21,561
10,815	Skandinaviska Enskilda Banken A.B. – Class A	103,446
1,600	Sumitomo Mitsui Financial Group, Inc.	73,417
63,000	Sumitomo Mitsui Trust Holdings, Inc.	294,161
5,000	Suruga Bank, Ltd.	90,863
1,581	Svenska Handelsbanken A.B. – Class A	63,509
6,844	Swedbank A.B. – Class A	157,070
20,900	Westpac Banking Corp.	551,866
		4,267,958
Commercial Services – 0.1%
830	Intertek Group PLC	36,893
23	SGS S.A.	49,420
		86,313
Computer Services – 0%
2,913	Computershare, Ltd.	27,353
Computers – Integrated Systems – 0.1%
500	Otsuka Corp.	55,567
Consulting Services – 0.6%
14,636	Bereau Veritas S.A.	378,977
Containers – Paper and Plastic – 0.3%
20,529	Amcor, Ltd.	190,325
Cosmetics and Toiletries – 0.3%
525	Beiersdorf A.G.	45,780
800	Kao Corp.	27,229
710	L’Oreal S.A.	116,664
		189,673
Distribution/Wholesale – 0.1%
1,281	Wolseley PLC	59,084
Diversified Banking Institutions – 3.6%
121,271	Barclays PLC	513,510
451	BNP Paribas S.A.	24,639
66,081	Credit Agricole S.A.	567,890
18,212	Credit Suisse Group A.G.	483,121
225,890	Lloyds Banking Group PLC*	216,962
12,000	Mitsubishi UFJ Financial Group, Inc.	74,062
4,642	Societe Generale S.A.	159,498
7,232	UBS A.G.	123,150
		2,162,832
Diversified Financial Services – 0.1%
10,363	Investec PLC	65,195
Diversified Operations – 1.7%
1,531	Exor SpA	45,272
2,633	IMI PLC	49,650
2,099	Industrivarden A.B. – Class C	35,080
1,500	Keppel Corp., Ltd.	12,311
3,785	Smiths Group PLC	75,287
516	Wartsila Oyj Abp	22,451
366	Wendel S.A.	37,703
91,000	Wharf Holdings, Ltd.	765,002
		1,042,756
Diversified Operations – Commercial Services – 0.5%
20,598	Brambles, Ltd.	175,898
2,622	Bunzl PLC	51,037
1,119	Sodexo	93,209
		320,144
E-Commerce/Products – 0.1%
4,000	Rakuten, Inc.	47,318
Electric – Generation – 0.1%
1,700	Electric Power Development Co., Ltd.	53,146
Electric – Integrated – 0.5%
2,745	Electricite de France S.A.	63,718
3,600	Hokuriku Electric Power Co.	56,563
4,100	Kansai Electric Power Co., Inc.	56,191
1,400	Kyushu Electric Power Co., Inc.	21,121
5,434	Origin Energy, Ltd.	62,452
5,500	Power Assets Holdings, Ltd.	47,442
		307,487
Electric Products – Miscellaneous – 0.2%
1,361	Legrand S.A.	63,131
3,000	Mitsubishi Electric Corp.	28,106
		91,237
Electronic Components – Miscellaneous – 1.0%
21,500	AAC Technologies Holdings, Inc.	121,419
2,249	Koninklijke Philips N.V.	61,308
1,100	Murata Manufacturing Co., Ltd.	83,754
300	Omron Corp.	8,931
57,000	Toshiba Corp.	274,193
5,000	Yaskawa Electric Corp.	60,861
		610,466

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 17

INTECH International Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Electronic Components – Semiconductors – 1.4%
54,370	ARM Holdings PLC	$657,311
19,516	STMicroelectronics N.V.	175,795
		833,106
Engineering – Research and Development Services – 0.6%
102,000	Singapore Technologies Engineering, Ltd.	337,290
Enterprise Software/Services – 0.1%
1,400	Nomura Research Institute, Ltd.	45,603
Entertainment Software – 0.4%
210	GungHo Online Entertainment, Inc.*	228,721
Filtration and Separations Products – 0%
1,228	Alfa Laval A.B.	25,104
Finance – Consumer Loans – 0%
680	Acom Co., Ltd.*	21,636
Finance – Credit Card – 0.2%
3,800	AEON Financial Service Co., Ltd.	107,646
Finance – Investment Bankers/Brokers – 3.9%
82,000	Daiwa Securities Group, Inc.	688,846
13,492	Macquarie Group, Ltd.	516,499
155,100	Nomura Holdings, Inc.	1,143,385
		2,348,730
Finance – Leasing Companies – 0.1%
6,500	Mitsubishi UFJ Lease & Finance Co., Ltd.	30,809
Finance – Other Services – 0.5%
552	ASX, Ltd.	16,690
1,800	Japan Exchange Group, Inc.	181,888
4,283	London Stock Exchange Group PLC	87,081
		285,659
Fisheries – 0.4%
8,000	Toyo Suisan Kaisha, Ltd.	266,236
Food – Baking – 0.1%
639	Aryzta A.G.	35,932
Food – Confectionary – 0.2%
1	Lindt & Spruengli A.G.	43,588
14	Lindt & Spruengli A.G.	52,602
		96,190
Food – Miscellaneous/Diversified – 2.1%
26,735	Associated British Foods PLC	705,382
46,000	First Pacific Co., Ltd.	49,287
316	Kerry Group PLC – Class A	17,438
2,000	Kikkoman Corp.	33,280
277	Nestle S.A.	18,172
36,164	Tate & Lyle PLC	453,432
		1,276,991
Food – Retail – 1.7%
598	Carrefour S.A.	16,446
198	Casino Guichard Perrachon S.A.	18,547
2,409	Delhaize Group S.A.	148,897
65,064	Distribuidora Internacional de Alimentacion S.A.	491,998
10,508	Jeronimo Martins SGPS S.A.	221,418
1,258	Koninklijke Ahold N.V.	18,722
3,229	Woolworths, Ltd.	96,864
		1,012,892
Food – Wholesale/Distribution – 0.1%
21,470	Metcash, Ltd.	69,098
Gambling – Non-Hotel – 0.4%
18,069	OPAP S.A.	151,214
7,468	Tabcorp Holdings, Ltd.	20,825
9,469	William Hill PLC	63,488
		235,527
Gas – Distribution – 1.0%
9,181	Enagas S.A.	226,854
17,745	Gas Natural SDG S.A.	357,745
2,048	National Grid PLC	23,234
5,000	Osaka Gas Co., Ltd.	21,128
		628,961
Gas – Transportation – 1.2%
279,950	Hong Kong & China Gas Co., Ltd.	684,372
5,000	Tokyo Gas Co., Ltd.	27,632
		712,004
Hotels and Motels – 0.1%
2,234	InterContinental Hotels Group PLC	61,422
Human Resources – 0.1%
2,117	Randstad Holding N.V.	86,792
Import/Export – 0.8%
5,300	ITOCHU Corp.	61,199
16,400	Toyota Tsusho Corp.	422,900
		484,099
Industrial Gases – 0.1%
11,000	Taiyo Nippon Sanso Corp.	75,988
Internet Content – Information/News – 0.1%
9,135	Seek, Ltd.	75,754
Internet Financial Services – 0.1%
7,600	SBI Holdings, Inc.	83,925
Investment Companies – 0.6%
12,750	Investor A.B. – Class B	343,031
Investment Management and Advisory Services – 1.7%
90,655	Aberdeen Asset Management PLC	527,726
1,585	Hargreaves Lansdown PLC	21,404
91,048	Old Mutual PLC	250,192
329	Partners Group Holdings A.G.	89,105
3,759	Schroders PLC	124,787
		1,013,214
Leisure & Recreation Products – 0.1%
2,900	Sega Sammy Holdings, Inc.	72,617
Life and Health Insurance – 3.0%
41,418	AMP, Ltd.	160,941
17,349	Legal & General Group PLC	45,220
142,212	Standard Life PLC	747,619
70,650	Suncorp Group, Ltd.	769,978
528	Swiss Life Holding A.G.	85,885
		1,809,643
Lottery Services – 0.3%
66,653	Tatts Group, Ltd.	193,183
Machinery – Construction and Mining – 0.4%
3,600	Hitachi Construction Machinery Co., Ltd.	72,791
7,700	Komatsu, Ltd.	178,057
		250,848
Machinery – Electrical – 0.1%
200	SMC Corp.	40,178

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

18 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

Machinery – Farm – 0.2%
9,000	Kubota Corp.	$131,424
Machinery – General Industrial – 1.5%
20,000	Amada Co., Ltd.	132,110
2,942	Hexagon A.B. – Class B	78,714
90,000	IHI Corp.	341,267
88,000	Kawasaki Heavy Industries, Ltd.	270,674
567	Kone Oyj – Class B	45,052
6,000	Mitsubishi Heavy Industries, Ltd.	33,340
487	Zardoya Otis S.A.	6,902
		908,059
Machinery – Pumps – 0%
587	Weir Group PLC	19,201
Medical – Biomedical and Genetic – 2.2%
23,328	CSL, Ltd.	1,313,430
Medical – Drugs – 4.9%
977	Actelion, Ltd.	58,870
6,805	Bayer A.G.	725,634
900	Chugai Pharmaceutical Co., Ltd.	18,661
5,200	Daiichi Sankyo Co., Ltd.	86,841
4,200	Dainippon Sumitomo Pharma Co., Ltd.	55,528
1,349	GlaxoSmithKline PLC	33,808
1,734	Grifols S.A.	63,642
3,000	Kyowa Hakko Kirin Co., Ltd.	33,945
3,593	Merck KGaA	547,363
422	Novartis A.G.	29,986
3,207	Novo Nordisk A/S – Class B	499,861
1,100	Ono Pharmaceutical Co., Ltd.	74,657
1,003	Orion Oyj – Class B	23,524
577	Roche Holding A.G.	143,593
792	Sanofi	82,072
23,600	Shionogi & Co., Ltd.	492,658
600	Takeda Pharmaceutical Co., Ltd.	27,108
		2,997,751
Medical – Hospitals – 0.6%
11,601	Ramsay Health Care, Ltd.	379,830
Medical – Wholesale Drug Distributors – 0.2%
600	Alfresa Holdings Corp.	32,130
2,900	Medipal Holdings Corp.	39,306
1,200	Suzuken Co., Ltd.	40,420
		111,856
Medical Instruments – 0.3%
2,500	Sysmex Corp.	163,624
Medical Products – 1.2%
480	Cochlear, Ltd.	27,082
11,369	Coloplast A/S – Class B	637,575
185	Fresenius S.E. & Co. KGaA	22,804
800	Terumo Corp.	39,815
		727,276
Metal – Aluminum – 0.1%
65,756	Alumina, Ltd.	59,219
Metal Processors and Fabricators – 0.1%
8,000	NSK, Ltd.	76,563
Motion Pictures and Services – 0%
1,100	Toho Co., Ltd.	22,652
Multi-Line Insurance – 1.4%
14,865	Ageas	521,883
1,474	Baloise Holding A.G.	143,373
568	CNP Assurances	8,150
4,400	Direct Line Insurance Group PLC	15,590
15,027	Mapfre S.A.	48,934
3,397	Sampo Oyj – Class A	132,371
213	Vienna Insurance Group A.G.	9,893
		880,194
Multimedia – 0%
508	Lagardere S.C.A.	14,149
Office Automation and Equipment – 0%
2,000	Ricoh Co., Ltd.	23,800
Oil Companies – Exploration and Production – 0%
1,829	Santos, Ltd.	20,953
Oil Companies – Integrated – 0.1%
1,306	OMV A.G.	58,982
Oil Refining and Marketing – 0.4%
12,540	Caltex Australia, Ltd.	206,950
1,800	Neste Oil Oyj	26,332
		233,282
Optical Supplies – 0.2%
1,802	Luxottica Group SpA	91,092
Paper and Related Products – 0.1%
2,279	Svenska Cellulosa A.B. – Class B	57,234
Photo Equipment and Supplies – 0.1%
1,000	Olympus Corp.	30,405
Pipelines – 0.7%
82,108	APA Group	449,679
Printing – Commercial – 0.2%
14,000	Dai Nippon Printing Co., Ltd.	128,056
Property and Casualty Insurance – 1.7%
2,229	Gjensidige Forsikring A.S.A.	32,800
175,366	Insurance Australia Group, Ltd.	872,236
2,200	MS&AD Insurance Group Holdings	55,954
2,015	QBE Insurance Group, Ltd.	27,801
448	Tryg A/S	36,931
		1,025,722
Public Thoroughfares – 0%
1,122	Abertis Infraestucturas S.A.	19,568
Publishing – Books – 0%
1,588	Reed Elsevier N.V.	26,455
Publishing – Periodicals – 0.1%
4,044	Reed Elsevier PLC	45,939
Real Estate Management/Services – 0.9%
7,745	IMMOFINANZ A.G.	28,930
41,863	Lend Lease Group	319,600
6,000	Mitsubishi Estate Co., Ltd.	159,802
2,200	Nomura Real Estate Holdings, Inc.	48,677
		557,009
Real Estate Operating/Development – 4.7%
101,000	CapitaLand, Ltd.	245,506
18,700	Henderson Land Development Co., Ltd.	111,634
1,500	Hopewell Holdings, Ltd.	5,000
10,000	Hulic Co., Ltd.	107,301

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 19

INTECH International Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Real Estate Operating/Development – (continued)
57,000	Keppel Land, Ltd.	$150,699
4,000	Mitsui Fudosan Co., Ltd.	117,668
323,000	New World Development Co., Ltd.	447,281
28	NTT Urban Development Corp.	34,393
4,000	Sumitomo Realty & Development Co., Ltd.	159,540
29,000	Sun Hung Kai Properties, Ltd.	374,288
60,200	Swire Properties, Ltd.	178,136
21,000	Tokyo Tatemono Co., Ltd.	174,929
26,000	Tokyu Land Corp.	238,604
3,000	UOL Group, Ltd.	15,910
102,000	Wheelock & Co., Ltd.	511,591
		2,872,480
Recreational Vehicles – 0.5%
22,600	Yamaha Motor Co., Ltd.	292,870
Reinsurance – 0.6%
3,772	Hannover Rueckversicherung S.E.	271,582
502	Muenchener Rueckversicherungs A.G.	92,384
		363,966
REIT – Diversified – 1.1%
220,000	CapitaCommercial Trust	254,360
51,360	Dexus Property Group	50,246
202	Gecina S.A.	22,342
57,331	Goodman Group	255,799
520	Klepierre	20,493
11,284	Stockland	35,903
26	United Urban Investment Corp.	35,161
		674,304
REIT – Office Property – 0.4%
15	Japan Real Estate Investment Corp.	167,457
6	Nippon Building Fund, Inc.	69,463
		236,920
REIT – Shopping Centers – 0.7%
49	Japan Retail Fund Investment Corp.	102,388
14,655	Westfield Group	153,286
61,201	Westfield Retail Trust	173,464
		429,138
Resorts and Theme Parks – 0.1%
300	Oriental Land Co., Ltd.	46,410
Retail – Apparel and Shoe – 1.0%
800	Fast Retailing Co., Ltd.	269,867
4,193	Next PLC	290,633
400	Shimamura Co., Ltd.	48,608
		609,108
Retail – Building Products – 0.2%
3,468	Kingfisher PLC	18,089
4,147	Travis Perkins PLC	91,821
		109,910
Retail – Consumer Electronics – 0%
670	Yamada Denki Co., Ltd.	27,196
Retail – Discount – 0.1%
1,000	Don Quijote Co., Ltd.	48,659
Retail – Jewelry – 0.1%
51	Swatch Group A.G.	27,922
305	Swatch Group A.G.	28,746
		56,668
Retail – Major Department Stores – 1.4%
199	Kering	40,443
30,700	Marui Group Co., Ltd.	306,195
47,000	Takashimaya Co., Ltd.	476,351
		822,989
Retail – Miscellaneous/Diversified – 0.9%
15,570	Wesfarmers, Ltd.	563,733
Retail – Regional Department Stores – 0.8%
15,700	Isetan Mitsukoshi Holdings, Ltd.	208,521
35,000	J. Front Retailing Co., Ltd.	279,195
		487,716
Rubber – Tires – 0.4%
1,800	Bridgestone Corp.	61,355
4,400	Sumitomo Rubber Industries, Ltd.	71,973
12,000	Yokohama Rubber Co., Ltd.	120,653
		253,981
Semiconductor Equipment – 0.2%
1,177	ASML Holding N.V.	92,862
Soap and Cleaning Preparations – 0.1%
410	Henkel A.G. & Co. KGaA	32,150
766	Reckitt Benckiser Group PLC	54,143
		86,293
Steel – Producers – 0.6%
10,900	JFE Holdings, Inc.	239,303
97,000	Kobe Steel, Ltd.	120,321
		359,624
Steel – Specialty – 0.1%
3,000	Hitachi Metals, Ltd.	33,764
Storage and Warehousing – 0.1%
3,000	Mitsubishi Logistics Corp.	41,902
Sugar – 0.3%
5,931	Suedzucker A.G.	183,679
Telecommunication Services – 0%
11,338	Telecom Corp. of New Zealand, Ltd.	19,763
Telephone – Integrated – 1.9%
39,533	Bezeq Israeli Telecommunication Corp., Ltd.	52,854
2,800	KDDI Corp.	145,704
2,000	Softbank Corp.	116,781
4,012	TDC A/S	32,520
182,609	Telstra Corp., Ltd.	796,399
		1,144,258
Television – 0.3%
80,519	ITV PLC	171,546
Tools – Hand Held – 0.1%
600	Makita Corp.	32,432
Toys – 0.1%
2,600	Namco Bandai Holdings, Inc.	42,215
Transactional Software – 0.1%
1,864	Amadeus IT Holding S.A. – Class A	59,571
Transportation – Marine – 0.5%
35,000	Mitsui O.S.K. Lines, Ltd.	136,598
69,000	Nippon Yusen K.K.	183,007
		319,605

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

20 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

Transportation – Railroad – 0.7%
500	Central Japan Railway Co.	$61,164
900	East Japan Railway Co.	69,978
3,000	Keisei Electric Railway Co., Ltd.	28,106
44,000	Tokyu Corp.	287,979
		447,227
Transportation – Services – 1.1%
4,046	Asciano, Ltd.	18,570
80,000	ComfortDelGro Corp., Ltd.	115,855
18,060	Deutsche Post A.G.	448,832
16,625	Toll Holdings, Ltd.	80,866
		664,123
Transportation – Truck – 0.2%
22,000	Nippon Express Co., Ltd.	104,498
2,100	Yamato Holdings Co., Ltd.	44,283
		148,781
Travel Services – 0.3%
5,451	Flight Centre, Ltd.	196,015
Venture Capital – 0.3%
31,552	3i Group PLC	161,985
Water – 0%
1,585	Suez Environment Co.	20,472
Web Portals/Internet Service Providers – 0.2%
385	Iliad S.A.	83,255
1,028	United Internet A.G.	29,013
49	Yahoo! Japan Corp.	24,164
		136,432
Wireless Equipment – 0.3%
16,492	Telefonaktiebolaget L.M. Ericsson – Class B	186,909

Total Common Stock (cost $56,577,315)		60,346,227

Preferred Stock – 0.4%
Automotive – Cars and Light Trucks – 0.1%
737	Bayerische Motoren Werke A.G.	50,387
Soap and Cleaning Preparations – 0.2%
927	Henkel A.G. & Co. KGaA	87,170
Television – 0.1%
1,895	ProSiebenSat.1 Media A.G.	81,439

Total Preferred Stock (cost $212,470)		218,996

Rights – 0%
Finance – Other Services – 0%
58	ASX, Ltd.	165
Retail – Miscellaneous/Diversified – 0%
199	Groupe Fnac	519

Total Rights (cost $460)		684

Total Investments (total cost $56,790,245) – 99.5%		60,565,907

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		320,971

Net Assets – 100%		$60,886,878

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$9,913,788	16.4%
Austria	505,162	0.8%
Belgium	1,307,270	2.2%
Denmark	1,308,426	2.2%
Finland	486,656	0.8%
France	3,739,232	6.2%
Germany	3,953,773	6.5%
Greece	151,214	0.2%
Hong Kong	4,375,539	7.2%
Ireland	152,697	0.2%
Israel	620,956	1.0%
Italy	206,044	0.3%
Japan	19,670,870	32.5%
Netherlands	428,692	0.7%
New Zealand	532,700	0.9%
Norway	32,800	0.1%
Portugal	221,418	0.4%
Singapore	1,131,931	1.9%
Spain	1,839,309	3.0%
Sweden	1,184,854	1.9%
Switzerland	1,857,636	3.1%
United Kingdom	6,944,940	11.5%

Total	$60,565,907	100.0%

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 21

INTECH U.S. Core Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the 12-month period ended June 30, 2013, INTECH U.S. Core Fund’s Class T Shares returned 21.58%. This compares to the 20.60% return posted by the S&P 500 Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 26 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Core Fund.

22 | JUNE 30, 2013

(unaudited)

INTECH U.S. Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Home Depot, Inc. Retail – Building Products	3.6%
TJX Cos., Inc. Retail – Major Department Stores	2.9%
Comcast Corp. – Class A Cable/Satellite Television	2.7%
Apple, Inc. Computers	2.2%
Sherwin-Williams Co. Coatings and Paint Products	1.9%

13.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of June 30, 2012

Janus Mathematical Funds | 23

INTECH U.S. Core Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013					Expense Ratios – per the October 26, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

INTECH U.S. Core Fund – Class A Shares

NAV	21.48%	7.10%	8.18%	9.19%	0.99%

MOP	14.48%	5.84%	7.55%	8.57%

INTECH U.S. Core Fund – Class C Shares

NAV	20.51%	6.36%	7.37%	8.37%	1.83%

CDSC	19.51%	6.36%	7.37%	8.37%

INTECH U.S. Core Fund – Class D Shares(1)	21.62%	7.30%	8.47%	9.48%	0.84%

INTECH U.S. Core Fund – Class I Shares	21.75%	7.25%	8.44%	9.46%	0.72%

INTECH U.S. Core Fund – Class S Shares	21.20%	6.96%	8.00%	9.00%	1.16%

INTECH U.S. Core Fund – Class T Shares	21.58%	7.25%	8.44%	9.46%	0.91%

S&P 500® Index	20.60%	7.01%	7.30%	8.65%

Morningstar Quartile – Class T Shares	1st	1st	1st	1st

Morningstar Ranking – based on total returns for Large Growth Funds	269/1,764	373/1,568	210/1,315	309/1,302

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

24 | JUNE 30, 2013

(unaudited)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 28, 2003
(1)	Closed to new investors.

Janus Mathematical Funds | 25

INTECH U.S. Core Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,143.00	$5.15	$1,000.00	$1,019.98	$4.86	0.97%

Class C Shares	$1,000.00	$1,138.50	$9.33	$1,000.00	$1,016.07	$8.80	1.76%

Class D Shares	$1,000.00	$1,143.70	$4.46	$1,000.00	$1,020.63	$4.21	0.84%

Class I Shares	$1,000.00	$1,144.30	$3.83	$1,000.00	$1,021.22	$3.61	0.72%

Class S Shares	$1,000.00	$1,142.30	$6.21	$1,000.00	$1,018.99	$5.86	1.17%

Class T Shares	$1,000.00	$1,143.70	$4.84	$1,000.00	$1,020.28	$4.56	0.91%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

26 | JUNE 30, 2013

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Common Stock – 98.6%
Advertising Agencies – 0.1%
6,900	Interpublic Group of Cos., Inc.	$100,395
3,300	Omnicom Group, Inc.	207,471
		307,866
Aerospace and Defense – 0.2%
900	Lockheed Martin Corp.	97,614
1,000	Northrop Grumman Corp.	82,800
700	Raytheon Co.	46,284
7,000	Rockwell Collins, Inc.	443,870
		670,568
Aerospace and Defense – Equipment – 0%
1,400	United Technologies Corp.	130,116
Agricultural Operations – 0%
5,900	Archer-Daniels-Midland Co.	200,069
Airlines – 0.1%
38,200	Southwest Airlines Co.	492,398
Apparel Manufacturers – 0.1%
3,200	VF Corp.	617,792
Appliances – 0.7%
26,800	Whirlpool Corp.	3,064,848
Applications Software – 0.1%
6,500	Intuit, Inc.	396,695
Athletic Footwear – 0.1%
6,700	NIKE, Inc. – Class B	426,656
Automotive – Cars and Light Trucks – 0.5%
90,300	Ford Motor Co.	1,396,941
28,000	General Motors Co.*	932,680
		2,329,621
Automotive – Truck Parts and Equipment – Original – 0.5%
39,100	Delphi Automotive PLC	1,981,979
8,400	Johnson Controls, Inc.	300,636
		2,282,615
Beverages – Non-Alcoholic – 0.5%
16,200	Coca-Cola Co.	649,782
4,200	Coca-Cola Enterprises, Inc.	147,672
10,000	Dr. Pepper Snapple Group, Inc.	459,300
5,800	Monster Beverage Corp.*	352,466
5,400	PepsiCo, Inc.	441,666
		2,050,886
Beverages – Wine and Spirits – 1.4%
11,600	Beam, Inc.	732,076
12,900	Brown-Forman Corp. – Class B	871,395
82,700	Constellation Brands, Inc. – Class A*	4,310,324
		5,913,795
Broadcast Services and Programming – 0.6%
16,700	Discovery Communications, Inc. – Class A*	1,289,407
22,300	Scripps Networks Interactive, Inc. – Class A	1,488,748
		2,778,155
Cable/Satellite Television – 3.8%
62,100	Cablevision Systems Corp. – Class A	1,044,522
279,700	Comcast Corp. – Class A	11,713,836
13,800	DIRECTV*	850,356
26,100	Time Warner Cable, Inc.	2,935,728
		16,544,442
Casino Services – 0%
8,400	International Game Technology	140,364
Cellular Telecommunications – 0.8%
484,300	Sprint Nextel Corp.*	3,399,786
Chemicals – Diversified – 1.5%
22,400	FMC Corp.	1,367,744
19,800	LyondellBasell Industries N.V. – Class A	1,311,948
26,500	PPG Industries, Inc.	3,879,865
		6,559,557
Chemicals – Specialty – 0.7%
34,100	Eastman Chemical Co.	2,387,341
7,000	International Flavors & Fragrances, Inc.	526,120
		2,913,461
Coal – 0.1%
3,900	CONSOL Energy, Inc.	105,690
29,600	Peabody Energy Corp.	433,344
		539,034
Coatings and Paint Products – 1.9%
47,100	Sherwin-Williams Co.	8,317,860
Commercial Banks – 0.9%
77,100	BB&T Corp.	2,612,148
11,400	M&T Bank Corp.	1,273,950
		3,886,098
Commercial Services – 0.1%
15,100	Iron Mountain, Inc.	401,811
5,000	Quanta Services, Inc.*	132,300
		534,111
Commercial Services – Finance – 2.1%
40,000	Equifax, Inc.	2,357,200
67,300	H&R Block, Inc.	1,867,575
700	MasterCard, Inc. – Class A	402,150
42,400	McGraw-Hill Cos., Inc.	2,255,256
37,000	Moody’s Corp.	2,254,410
1,000	Paychex, Inc.	36,520
		9,173,111
Computer Services – 2.1%
17,900	Accenture PLC – Class A (U.S. Shares)	1,288,084
14,900	Cognizant Technology Solutions Corp. – Class A*	932,889
76,800	Computer Sciences Corp.	3,361,536
17,300	International Business Machines Corp.	3,306,203
		8,888,712
Computers – 2.5%
23,800	Apple, Inc.	9,426,704
111,900	Dell, Inc.	1,493,865
		10,920,569
Computers – Memory Devices – 0.2%
10,200	Western Digital Corp.	633,318

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 27

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Consumer Products – Miscellaneous – 0.2%
1,900	Clorox Co.	$157,966
9,300	Kimberly-Clark Corp.	903,402
		1,061,368
Containers – Metal and Glass – 0.1%
11,300	Owens-Illinois, Inc.*	314,027
Containers – Paper and Plastic – 0.2%
14,000	Bemis Co., Inc.	547,960
18,900	Sealed Air Corp.	452,655
		1,000,615
Cosmetics and Toiletries – 0.4%
15,600	Colgate-Palmolive Co.	893,724
3,600	Estee Lauder Cos., Inc. – Class A	236,772
6,900	Procter & Gamble Co.	531,231
		1,661,727
Cruise Lines – 0%
2,400	Carnival Corp. (U.S. Shares)	82,296
Data Processing and Management – 0.8%
18,400	Dun & Bradstreet Corp.	1,793,080
38,000	Fidelity National Information Services, Inc.	1,627,920
		3,421,000
Dialysis Centers – 0.5%
18,000	DaVita HealthCare Partners, Inc.*	2,174,400
Distribution/Wholesale – 1.9%
62,000	Fastenal Co.	2,842,700
4,600	Genuine Parts Co.	359,122
20,400	W.W. Grainger, Inc.	5,144,472
		8,346,294
Diversified Banking Institutions – 1.7%
73,300	Bank of America Corp.	942,638
22,400	Citigroup, Inc.	1,074,528
19,000	Goldman Sachs Group, Inc.	2,873,750
24,326	JPMorgan Chase & Co.	1,284,170
48,300	Morgan Stanley	1,179,969
		7,355,055
Diversified Operations – 2.4%
1,400	3M Co.	153,090
2,300	Danaher Corp.	145,590
31,300	Dover Corp.	2,430,758
51,683	Eaton Corp. PLC	3,401,258
19,000	General Electric Co.	440,610
6,300	Illinois Tool Works, Inc.	435,771
7,200	Ingersoll-Rand PLC	399,744
43,000	Leggett & Platt, Inc.	1,336,870
37,300	Leucadia National Corp.	978,006
800	Parker Hannifin Corp.	76,320
1,800	Pentair, Ltd.	103,842
12,900	Textron, Inc.	336,045
		10,237,904
E-Commerce/Products – 0.6%
49,700	eBay, Inc.*	2,570,484
E-Commerce/Services – 0.6%
37,800	Expedia, Inc.	2,273,670
2,000	Netflix, Inc.*	422,180
		2,695,850
Electric – Integrated – 2.7%
4,300	American Electric Power Co., Inc.	192,554
37,400	CMS Energy Corp.	1,016,158
2,100	Consolidated Edison, Inc.	122,451
23,500	Dominion Resources, Inc.	1,335,270
4,100	DTE Energy Co.	274,741
55,412	Duke Energy Corp.	3,740,310
14,200	NextEra Energy, Inc.	1,157,016
33,400	Pinnacle West Capital Corp.	1,852,698
3,400	PPL Corp.	102,884
3,900	Public Service Enterprise Group, Inc.	127,374
3,800	SCANA Corp.	186,580
5,000	TECO Energy, Inc.	85,950
33,000	Wisconsin Energy Corp.	1,352,670
		11,546,656
Electric Products – Miscellaneous – 0.1%
8,100	Emerson Electric Co.	441,774
Electronic Components – Miscellaneous – 0.1%
13,500	TE Connectivity, Ltd. (U.S. Shares)	614,790
Electronic Components – Semiconductors – 0.3%
3,500	Altera Corp.	115,465
15,900	First Solar, Inc.*	711,207
5,800	Microchip Technology, Inc.	216,050
8,100	Texas Instruments, Inc.	282,447
2,600	Xilinx, Inc.	102,986
		1,428,155
Electronic Connectors – 0.1%
5,600	Amphenol Corp. – Class A	436,464
Electronic Forms – 0.2%
20,700	Adobe Systems, Inc.*	943,092
Electronic Measuring Instruments – 0.4%
2,100	Agilent Technologies, Inc.	89,796
56,900	FLIR Systems, Inc.	1,534,593
		1,624,389
Electronic Security Devices – 0%
4,800	Tyco International, Ltd. (U.S. Shares)	158,160
Engineering – Research and Development Services – 0.2%
1,800	Fluor Corp.	106,758
13,300	Jacobs Engineering Group, Inc.*	733,229
		839,987
Engines – Internal Combustion – 0.1%
1,900	Cummins, Inc.	206,074
Enterprise Software/Services – 0.4%
46,100	CA, Inc.	1,319,843
15,000	Oracle Corp.	460,800
		1,780,643
Entertainment Software – 0.2%
30,800	Electronic Arts, Inc.*	707,476
Fiduciary Banks – 0.8%
14,000	Bank of New York Mellon Corp.	392,700
44,600	State Street Corp.	2,908,366
		3,301,066
Filtration and Separations Products – 0.2%
13,100	Pall Corp.	870,233

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

28 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

Finance – Credit Card – 1.5%
94,500	Discover Financial Services	$4,501,980
10,000	Visa, Inc. – Class A	1,827,500
		6,329,480
Finance – Investment Bankers/Brokers – 0.4%
65,500	Charles Schwab Corp.	1,390,565
8,800	E*TRADE Financial Corp.*	111,408
		1,501,973
Finance – Other Services – 0.6%
37,700	NASDAQ OMX Group, Inc.	1,236,183
33,900	NYSE Euronext	1,403,460
		2,639,643
Food – Confectionary – 0.7%
21,200	Hershey Co.	1,892,736
10,300	J.M. Smucker Co.	1,062,445
		2,955,181
Food – Meat Products – 0.8%
52,200	Hormel Foods Corp.	2,013,876
49,700	Tyson Foods, Inc. – Class A	1,276,296
		3,290,172
Food – Miscellaneous/Diversified – 1.7%
13,800	Campbell Soup Co.	618,102
107,800	ConAgra Foods, Inc.	3,765,454
8,300	General Mills, Inc.	402,799
15,700	Kellogg Co.	1,008,411
21,100	McCormick & Co., Inc.	1,484,596
		7,279,362
Food – Retail – 0.4%
38,800	Kroger Co.	1,340,152
8,300	Safeway, Inc.	196,378
		1,536,530
Gas – Distribution – 1.1%
45,300	NiSource, Inc.	1,297,392
42,400	Sempra Energy	3,466,624
		4,764,016
Home Decoration Products – 0.5%
83,500	Newell Rubbermaid, Inc.	2,191,875
Hotels and Motels – 0.5%
2,000	Marriott International, Inc. – Class A	80,740
33,800	Wyndham Worldwide Corp.	1,934,374
		2,015,114
Human Resources – 0.4%
45,500	Robert Half International, Inc.	1,511,965
Independent Power Producer – 0.8%
129,600	NRG Energy, Inc.	3,460,320
Industrial Automation and Robotics – 0.2%
12,400	Rockwell Automation, Inc.	1,030,936
Industrial Gases – 0.1%
2,100	Airgas, Inc.	200,466
3,600	Praxair, Inc.	414,576
		615,042
Instruments – Controls – 0.1%
2,800	Honeywell International, Inc.	222,152
Instruments – Scientific – 0.9%
55,500	PerkinElmer, Inc.	1,803,750
24,400	Thermo Fisher Scientific, Inc.	2,064,972
1,700	Waters Corp.*	170,085
		4,038,807
Insurance Brokers – 0.4%
25,300	Aon PLC	1,628,055
1,500	Marsh & McLennan Cos., Inc.	59,880
		1,687,935
Internet Infrastructure Software – 0%
1,600	F5 Networks, Inc.*	110,080
Internet Security – 0.3%
58,300	Symantec Corp.	1,310,001
2,800	VeriSign, Inc.	125,048
		1,435,049
Investment Management and Advisory Services – 1.2%
19,400	Ameriprise Financial, Inc.	1,569,072
11,800	BlackRock, Inc.	3,030,830
3,400	Franklin Resources, Inc.	462,468
		5,062,370
Life and Health Insurance – 0.9%
42,200	AFLAC, Inc.	2,452,664
5,900	Torchmark Corp.	384,326
40,000	Unum Group	1,174,800
		4,011,790
Linen Supply & Related Items – 0.4%
36,300	Cintas Corp.	1,653,102
Machinery – Farm – 0.1%
3,600	Deere & Co.	292,500
Machinery – General Industrial – 0.2%
7,600	Roper Industries, Inc.	944,072
Machinery – Pumps – 0.9%
75,000	Flowserve Corp.	4,050,750
Medical – Biomedical and Genetic – 2.7%
6,100	Alexion Pharmaceuticals, Inc.*	562,664
38,400	Amgen, Inc.	3,788,544
19,100	Biogen Idec, Inc.*	4,110,320
9,500	Celgene Corp.*	1,110,645
29,400	Gilead Sciences, Inc.*	1,505,574
4,900	Life Technologies Corp.*	362,649
1,400	Regeneron Pharmaceuticals, Inc.*	314,832
		11,755,228
Medical – Drugs – 1.7%
19,800	Abbott Laboratories	690,624
10,300	AbbVie, Inc.	425,802
3,600	Allergan, Inc.	303,264
39,600	Bristol-Myers Squibb Co.	1,769,724
32,800	Eli Lilly & Co.	1,611,136
1,500	Johnson & Johnson	128,790
50,386	Merck & Co., Inc.	2,340,430
2,900	Pfizer, Inc.	81,229
		7,350,999

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 29

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Medical – Generic Drugs – 1.8%
31,900	Actavis, Inc.*	$4,026,418
115,200	Mylan, Inc.*	3,574,656
		7,601,074
Medical – HMO – 1.0%
20,163	Aetna, Inc.	1,281,157
33,200	Cigna Corp.	2,406,668
4,500	Humana, Inc.	379,710
2,200	UnitedHealth Group, Inc.	144,056
		4,211,591
Medical – Hospitals – 0%
3,100	Tenet Healthcare Corp.*	142,910
Medical – Wholesale Drug Distributors – 0.4%
18,200	AmerisourceBergen Corp.	1,016,106
7,000	Cardinal Health, Inc.	330,400
3,600	McKesson Corp.	412,200
		1,758,706
Medical Instruments – 0.8%
113,300	Boston Scientific Corp.*	1,050,291
1,900	Edwards Lifesciences Corp.*	127,680
3,300	Intuitive Surgical, Inc.*	1,671,714
9,400	St. Jude Medical, Inc.	428,922
		3,278,607
Medical Labs and Testing Services – 0%
1,400	Laboratory Corp. of America Holdings*	140,140
Medical Products – 0.6%
9,500	Baxter International, Inc.	658,065
7,200	Becton, Dickinson and Co.	711,576
11,900	CareFusion Corp.*	438,515
5,200	Stryker Corp.	336,336
5,500	Varian Medical Systems, Inc.*	370,975
1,300	Zimmer Holdings, Inc.	97,422
		2,612,889
Metal – Iron – 0%
7,000	Cliffs Natural Resources, Inc.	113,750
Metal Processors and Fabricators – 0%
400	Precision Castparts Corp.	90,404
Multi-Line Insurance – 3.5%
134,600	Allstate Corp.	6,476,952
6,100	Assurant, Inc.	310,551
96,900	Cincinnati Financial Corp.	4,447,710
11,800	Genworth Financial, Inc. – Class A*	134,638
50,700	Hartford Financial Services Group, Inc.	1,567,644
73,400	XL Group PLC	2,225,488
		15,162,983
Multimedia – 3.8%
124,400	News Corp. – Class A	4,055,440
121,000	Time Warner, Inc.	6,996,220
2,300	Viacom, Inc. – Class B	156,515
82,100	Walt Disney Co.	5,184,615
		16,392,790
Networking Products – 0%
6,800	Cisco Systems, Inc.	165,308
Non-Hazardous Waste Disposal – 0.1%
5,500	Republic Services, Inc.	186,670
2,500	Waste Management, Inc.	100,825
		287,495
Office Supplies and Forms – 0.3%
30,600	Avery Dennison Corp.	1,308,456
Oil – Field Services – 0.2%
9,600	Halliburton Co.	400,512
7,947	Schlumberger, Ltd. (U.S. Shares)	569,482
		969,994
Oil and Gas Drilling – 0.3%
9,200	Ensco PLC – Class A	534,704
15,300	Helmerich & Payne, Inc.	955,485
		1,490,189
Oil Companies – Exploration and Production – 1.0%
19,800	Cabot Oil & Gas Corp.	1,406,196
2,700	ConocoPhillips	163,350
4,300	EOG Resources, Inc.	566,224
3,100	EQT Corp.	246,047
14,000	Noble Energy, Inc.	840,560
1,200	Occidental Petroleum Corp.	107,076
5,900	Pioneer Natural Resources Co.	854,025
		4,183,478
Oil Companies – Integrated – 1.1%
5,430	Chevron Corp.	642,586
21,900	Exxon Mobil Corp.	1,978,665
5,000	Hess Corp.	332,450
20,900	Marathon Oil Corp.	722,722
13,400	Murphy Oil Corp.	815,926
7,200	Phillips 66	424,152
		4,916,501
Oil Field Machinery and Equipment – 0%
500	Cameron International Corp.*	30,580
Oil Refining and Marketing – 2.5%
69,200	Marathon Petroleum Corp.	4,917,352
67,700	Tesoro Corp.	3,542,064
63,600	Valero Energy Corp.	2,211,372
		10,670,788
Paper and Related Products – 0.2%
18,900	International Paper Co.	837,459
6,500	MeadWestvaco Corp.	221,715
		1,059,174
Pipelines – 0.9%
31,100	ONEOK, Inc.	1,284,741
28,800	Spectra Energy Corp.	992,448
46,000	Williams Cos., Inc.	1,493,620
		3,770,809
Property and Casualty Insurance – 0.4%
12,700	Progressive Corp.	322,834
16,600	Travelers Cos., Inc.	1,326,672
		1,649,506
Publishing – Newspapers – 0.2%
39,800	Gannett Co., Inc.	973,508
Real Estate Management/Services – 0.1%
9,900	CBRE Group, Inc. – Class A*	231,264

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

30 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

REIT – Apartments – 0.1%
9,800	Apartment Investment & Management Co. – Class A	$294,392
REIT – Diversified – 1.5%
13,300	American Tower Corp.	973,161
1,600	Vornado Realty Trust	132,560
189,300	Weyerhaeuser Co.	5,393,157
		6,498,878
REIT – Health Care – 0.4%
15,700	HCP, Inc.	713,408
2,600	Heath Care REIT, Inc.	174,278
12,600	Ventas, Inc.	875,196
		1,762,882
REIT – Regional Malls – 0.4%
4,800	Macerich Co.	292,656
9,000	Simon Property Group, Inc.	1,421,280
		1,713,936
REIT – Storage – 0.3%
9,100	Public Storage	1,395,303
Retail – Apparel and Shoe – 1.8%
105,100	Gap, Inc.	4,385,823
2,100	PVH Corp.	262,605
44,500	Ross Stores, Inc.	2,884,045
11,100	Urban Outfitters, Inc.*	446,442
		7,978,915
Retail – Auto Parts – 0.1%
700	AutoZone, Inc.*	296,583
2,700	O’Reilly Automotive, Inc.*	304,074
		600,657
Retail – Automobile – 0.2%
15,000	CarMax, Inc.*	692,400
Retail – Building Products – 4.4%
198,500	Home Depot, Inc.	15,377,795
89,400	Lowe’s Cos., Inc.	3,656,460
		19,034,255
Retail – Computer Equipment – 0.1%
7,500	GameStop Corp. – Class A	315,225
Retail – Consumer Electronics – 0%
5,700	Best Buy Co., Inc.	155,781
Retail – Discount – 0.8%
1,200	Costco Wholesale Corp.	132,684
43,300	Wal-Mart Stores, Inc.	3,225,417
		3,358,101
Retail – Drug Store – 0.1%
12,400	Walgreen Co.	548,080
Retail – Major Department Stores – 3.1%
42,900	JC Penney Co., Inc.*	732,732
250,700	TJX Cos., Inc.	12,550,042
		13,282,774
Retail – Pet Food and Supplies – 0.1%
4,800	PetSmart, Inc.	321,552
Retail – Regional Department Stores – 0.1%
6,800	Macy’s, Inc.	326,400
Retail – Restaurants – 0.3%
200	Chipotle Mexican Grill, Inc.*	72,870
8,400	McDonald’s Corp.	831,600
7,600	Yum! Brands, Inc.	526,984
		1,431,454
Savings/Loan/Thrifts – 0.2%
106,600	Hudson City Bancorp, Inc.	976,456
Security Services – 0.6%
63,200	ADT Corp.	2,518,520
Semiconductor Components/Integrated Circuits – 0.1%
2,000	Analog Devices, Inc.	90,120
9,000	Linear Technology Corp.	331,560
		421,680
Semiconductor Equipment – 0.1%
25,500	Applied Materials, Inc.	380,205
5,000	Lam Research Corp.*	221,700
		601,905
Steel – Producers – 0.1%
7,400	Nucor Corp.	320,568
Super-Regional Banks – 0.4%
11,300	U.S. Bancorp	408,495
27,980	Wells Fargo & Co.	1,154,735
		1,563,230
Telecommunication Equipment – 0.4%
17,200	Harris Corp.	847,100
45,600	Juniper Networks, Inc.*	880,536
		1,727,636
Telecommunication Equipment – Fiber Optics – 0%
10,700	JDS Uniphase Corp.*	153,866
Telephone – Integrated – 1.1%
81,458	AT&T, Inc.	2,883,613
29,985	CenturyLink, Inc.	1,059,970
18,100	Verizon Communications, Inc.	911,154
		4,854,737
Television – 0.2%
14,000	CBS Corp. – Class B	684,180
Tobacco – 1.5%
58,200	Altria Group, Inc.	2,036,418
6,100	Lorillard, Inc.	266,448
31,200	Philip Morris International, Inc.	2,702,544
32,000	Reynolds American, Inc.	1,547,840
		6,553,250
Tools – Hand Held – 0.6%
28,600	Snap-on, Inc.	2,556,268
Transportation – Railroad – 0.2%
4,000	Kansas City Southern	423,840
4,100	Union Pacific Corp.	632,548
		1,056,388
Transportation – Services – 0.4%
5,900	Expeditors International of Washington, Inc.	224,259
4,700	FedEx Corp.	463,326
12,200	Ryder System, Inc.	741,638
1,000	United Parcel Service, Inc. – Class B	86,480
		1,515,703

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 31

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Vitamins and Nutrition Products – 0%
1,400	Mead Johnson Nutrition Co.	$110,922
Web Portals/Internet Service Providers – 1.7%
7,000	Google, Inc. – Class A*	6,162,590
54,700	Yahoo!, Inc.*	1,373,517
		7,536,107
Wireless Equipment – 1.7%
91,800	Crown Castle International Corp.*	6,645,402
8,600	Motorola Solutions, Inc.	496,478
		7,141,880

Total Common Stock (cost $345,649,022)		426,886,100

Money Market – 0.7%
3,093,665	Janus Cash Liquidity Fund LLC, 0%£ (cost $3,093,665)	3,093,665

Total Investments (total cost $348,742,687) – 99.3%		429,979,765

Cash, Receivables and Other Assets, net of Liabilities – 0.7%		2,960,376

Net Assets – 100%		$432,940,141

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$429,979,765	100.0%

Total	$429,979,765	100.0%

††	Includes Cash Equivalents of 0.7%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

32 | JUNE 30, 2013

INTECH U.S. Growth Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the 12-month period ended June 30, 2013, INTECH U.S. Growth Fund’s Class S Shares returned 17.36%. This compares to the 17.07% return posted by the Russell 1000 Growth Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 26 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Growth Fund.

Janus Mathematical Funds | 33

INTECH U.S. Growth Fund (unaudited)

INTECH U.S. Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Apple, Inc. Computers	2.2%
International Business Machines Corp. Computer Services	2.1%
Comcast Corp. – Class A Cable/Satellite Television	1.6%
Sherwin-Williams Co. Coatings and Paint Products	1.5%
Google, Inc. – Class A Web Portals/Internet Service Providers	1.4%

8.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of June 30, 2012

34 | JUNE 30, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013					Expense Ratios – per the October 26, 2012 prospectus
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

INTECH U.S. Growth Fund – Class A Shares

NAV	17.57%	6.08%	6.69%	7.24%	0.92%

MOP	10.81%	4.83%	6.28%	6.84%

INTECH U.S. Growth Fund – Class C Shares

NAV	16.70%	5.20%	6.07%	6.62%	1.71%

CDSC	15.70%	5.20%	6.07%	6.62%

INTECH U.S. Growth Fund – Class I Shares	17.89%	6.35%	6.69%	7.24%	0.62%

INTECH U.S. Growth Fund – Class S Shares	17.36%	5.88%	6.69%	7.24%	1.07%

INTECH U.S. Growth Fund – Class T Shares	17.61%	5.88%	6.69%	7.24%	0.83%

Russell 1000® Growth Index	17.07%	7.47%	7.40%	7.96%

Morningstar Quartile – Class S Shares	2nd	2nd	3rd	3rd

Morningstar Ranking – based on total returns for Large Growth Funds	804/1,764	720/1,568	762/1,315	736/1,291

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Mathematical Funds | 35

INTECH U.S. Growth Fund (unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of one or more share classes of the predecessor fund, calculated using the fees and expenses of one or more share classes accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class S Shares.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – January 2, 2003

36 | JUNE 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,123.00	$4.74	$1,000.00	$1,020.33	$4.51	0.90%

Class C Shares	$1,000.00	$1,118.90	$8.30	$1,000.00	$1,016.96	$7.90	1.58%

Class I Shares	$1,000.00	$1,124.70	$3.00	$1,000.00	$1,021.97	$2.86	0.57%

Class S Shares	$1,000.00	$1,122.10	$5.47	$1,000.00	$1,019.64	$5.21	1.04%

Class T Shares	$1,000.00	$1,123.00	$4.21	$1,000.00	$1,020.83	$4.01	0.80%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

Janus Mathematical Funds | 37

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Common Stock – 99.5%
Advertising Agencies – 0.2%
4,900	Interpublic Group of Cos., Inc.	$71,295
6,200	Omnicom Group, Inc.	389,794
		461,089
Advertising Sales – 0.3%
21,100	Lamar Advertising Co. – Class A*	915,740
Aerospace and Defense – 1.5%
800	Boeing Co.	81,952
4,300	Lockheed Martin Corp.	466,378
12,900	Rockwell Collins, Inc.	817,989
15,700	TransDigm Group, Inc.	2,461,289
		3,827,608
Aerospace and Defense – Equipment – 0.8%
14,900	B/E Aerospace, Inc.*	939,892
2,900	Triumph Group, Inc.	229,535
8,600	United Technologies Corp.	799,284
		1,968,711
Agricultural Chemicals – 0.4%
10,600	Monsanto Co.	1,047,280
Airlines – 1.0%
6,500	Copa Holdings S.A. – Class A	852,280
42,700	Delta Air Lines, Inc.	798,917
38,200	Southwest Airlines Co.	492,398
19,300	United Continental Holdings, Inc.*	603,897
		2,747,492
Apparel Manufacturers – 0.2%
2,500	Carter’s, Inc.	185,175
6,200	Hanesbrands, Inc.	318,804
300	Ralph Lauren Corp.	52,122
400	VF Corp.	77,224
		633,325
Applications Software – 0.7%
800	Citrix Systems, Inc.*	48,264
6,000	Compuware Corp.	62,100
27,600	Microsoft Corp.	953,028
5,900	NetSuite, Inc.*	541,266
9,900	Nuance Communications, Inc.*	181,962
700	Salesforce.com, Inc.*	26,726
		1,813,346
Athletic Footwear – 0.1%
5,100	NIKE, Inc. – Class B	324,768
Automotive – Cars and Light Trucks – 0.1%
3,000	Tesla Motors, Inc.*	322,290
Automotive – Medium and Heavy Duty Trucks – 0%
2,400	PACCAR, Inc.	128,784
Automotive – Truck Parts and Equipment – Original – 0.6%
25,500	Delphi Automotive PLC	1,292,595
1,700	Visteon Corp.*	107,304
700	WABCO Holdings, Inc.*	52,283
		1,452,182
Beverages – Non-Alcoholic – 1.5%
37,500	Coca-Cola Co.	1,504,125
18,400	Coca-Cola Enterprises, Inc.	646,944
20,100	Dr. Pepper Snapple Group, Inc.	923,193
3,400	Monster Beverage Corp.*	206,618
7,700	PepsiCo, Inc.	629,783
		3,910,663
Beverages – Wine and Spirits – 0.3%
13,200	Brown-Forman Corp. – Class B	891,660
Broadcast Services and Programming – 0.5%
11,700	Discovery Communications, Inc. – Class A*	903,357
3,200	Scripps Networks Interactive, Inc. – Class A	213,632
4,200	Starz – Class A*	92,820
		1,209,809
Building – Heavy Construction – 0.1%
6,400	Chicago Bridge & Iron Co. N.V.	381,824
Building – Residential and Commercial – 0.4%
1,000	NVR, Inc.*	922,000
Building and Construction Products – Miscellaneous – 0.1%
4,700	Fortune Brands Home & Security, Inc.	182,078
Building Products – Air and Heating – 0.2%
8,200	Lennox International, Inc.	529,228
Building Products – Cement and Aggregate – 0.1%
3,800	Martin Marietta Materials, Inc.	373,996
Building Products – Wood – 0.1%
8,800	Masco Corp.	171,512
Cable/Satellite Television – 4.2%
7,100	Charter Communications, Inc. – Class A*	879,335
98,300	Comcast Corp. – Class A	4,116,804
11,000	DIRECTV*	677,820
14,500	DISH Network Corp. – Class A	616,540
2	Liberty Global PLC*	136
30,335	Liberty Global PLC – Class A*	2,247,217
22,200	Time Warner Cable, Inc.	2,497,056
		11,034,908
Casino Hotels – 0.4%
9,800	Las Vegas Sands Corp.	518,714
5,100	Wynn Resorts, Ltd.	652,800
		1,171,514
Casino Services – 0.2%
29,400	International Game Technology	491,274
Chemicals – Diversified – 0.3%
6,000	Celanese Corp.	268,800
2,100	E.I. du Pont de Nemours & Co.	110,250
3,000	FMC Corp.	183,180
2,900	LyondellBasell Industries N.V. – Class A	192,154
400	PPG Industries, Inc.	58,564
1,400	Rockwood Holdings, Inc.	89,642
		902,590
Chemicals – Specialty – 0.9%
5,300	Albemarle Corp.	330,137
3,652	Eastman Chemical Co.	255,676
11,014	Ecolab, Inc.	938,283
3,700	International Flavors & Fragrances, Inc.	278,092
800	NewMarket Corp.	210,048
2,800	WR Grace & Co.*	235,312
		2,247,548

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

38 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

Coatings and Paint Products – 1.8%
700	RPM International, Inc.	$22,358
21,800	Sherwin-Williams Co.	3,849,880
12,600	Valspar Corp.	814,842
		4,687,080
Coffee – 0.3%
10,600	Green Mountain Coffee Roasters, Inc.*	795,636
Commercial Banks – 0%
600	Signature Bank*	49,812
Commercial Services – 0.1%
6,457	Iron Mountain, Inc.	171,821
Commercial Services – Finance – 4.9%
11,700	Alliance Data Systems Corp.*	2,118,051
27,900	Automatic Data Processing, Inc.	1,921,194
7,500	Equifax, Inc.	441,975
14,600	FleetCor Technologies, Inc.*	1,186,980
6,700	Global Payments, Inc.	310,344
61,100	H&R Block, Inc.	1,695,525
1,300	MasterCard, Inc. – Class A	746,850
27,900	McGraw-Hill Cos., Inc.	1,484,001
14,900	Moody’s Corp.	907,857
3,200	Morningstar, Inc.	248,256
25,900	Paychex, Inc.	945,868
26,300	SEI Investments Co.	747,709
6,600	Western Union Co.	112,926
		12,867,536
Computer Aided Design – 0.2%
3,700	ANSYS, Inc.*	270,470
10,500	Autodesk, Inc.*	356,370
		626,840
Computer Data Security – 0.1%
8,600	Fortinet, Inc.*	150,500
Computer Services – 3.2%
29,100	Accenture PLC – Class A (U.S. Shares)	2,094,036
5,600	Cognizant Technology Solutions Corp. – Class A*	350,616
3,200	DST Systems, Inc.	209,056
2,100	IHS, Inc. – Class A*	219,198
28,800	International Business Machines Corp.	5,503,968
		8,376,874
Computers – 2.2%
14,500	Apple, Inc.	5,743,160
Computers – Integrated Systems – 0.3%
13,600	Jack Henry & Associates, Inc.	640,968
7,100	NCR Corp.*	234,229
		875,197
Consulting Services – 0.3%
3,600	Gartner, Inc.*	205,164
6,100	Genpact, Ltd.	117,364
11,700	SAIC, Inc.	162,981
5,200	Verisk Analytics, Inc. – Class A*	310,440
		795,949
Consumer Products – Miscellaneous – 1.6%
4,900	Clorox Co.	407,386
9,200	Jarden Corp.*	402,500
21,500	Kimberly-Clark Corp.	2,088,510
15,500	Tupperware Brands Corp.	1,204,195
		4,102,591
Containers – Metal and Glass – 0.4%
9,900	Ball Corp.	411,246
3,700	Crown Holdings, Inc.*	152,181
14,700	Owens-Illinois, Inc.*	408,513
2,600	Silgan Holdings, Inc.	122,096
		1,094,036
Containers – Paper and Plastic – 0.7%
34,200	Packaging Corp. of America	1,674,432
2,900	Rock-Tenn Co. – Class A	289,652
		1,964,084
Cosmetics and Toiletries – 0.9%
30,400	Colgate-Palmolive Co.	1,741,616
9,034	Procter & Gamble Co.	695,528
		2,437,144
Data Processing and Management – 0.4%
4,800	Dun & Bradstreet Corp.	467,760
5,900	Fiserv, Inc.*	515,719
		983,479
Decision Support Software – 0.2%
14,100	MSCI, Inc.*	469,107
Dental Supplies and Equipment – 0.1%
2,300	DENTSPLY International, Inc.	94,208
5,500	Patterson Cos., Inc.	206,800
		301,008
Diagnostic Kits – 0.1%
1,800	IDEXX Laboratories, Inc.*	161,604
Dialysis Centers – 0.4%
8,800	DaVita HealthCare Partners, Inc.*	1,063,040
Distribution/Wholesale – 0.8%
8,900	Fastenal Co.	408,065
900	Fossil Group, Inc.*	92,979
2,600	Genuine Parts Co.	202,982
53,700	LKQ Corp.*	1,382,775
400	W.W. Grainger, Inc.	100,872
		2,187,673
Diversified Operations – 2.4%
14,700	3M Co.	1,607,445
4,400	Carlisle Cos., Inc.	274,164
5,400	Colfax Corp.*	281,394
3,800	Danaher Corp.	240,540
10,300	Eaton Corp. PLC	677,843
5,400	Illinois Tool Works, Inc.	373,518
22,300	Ingersoll-Rand PLC	1,238,096
6,800	ITT Corp.	199,988
22,800	Leucadia National Corp.	597,816
2,300	Parker Hannifin Corp.	219,420
6,100	SPX Corp.	439,078
7,900	Textron, Inc.	205,795
		6,355,097

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 39

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

E-Commerce/Products – 1.0%
2,500	Amazon.com, Inc.*	$694,225
35,100	eBay, Inc.*	1,815,372
		2,509,597
E-Commerce/Services – 1.0%
6,950	Expedia, Inc.	418,042
37,500	Liberty Interactive Corp. – Class A*	862,875
3,200	Liberty Ventures	272,032
3,400	Netflix, Inc.*	717,706
200	priceline.com, Inc.*	165,426
3,300	TripAdvisor, Inc.	200,871
		2,636,952
Electric Products – Miscellaneous – 0.6%
17,650	AMETEK, Inc.	746,595
15,400	Emerson Electric Co.	839,916
		1,586,511
Electric – Transmission – 0.2%
5,100	ITC Holdings Corp.	465,630
Electronic Components – Miscellaneous – 0.1%
11,900	Gentex Corp.	274,295
Electronic Components – Semiconductors – 0.6%
5,700	Altera Corp.	188,043
1,600	Broadcom Corp. – Class A	54,016
10,700	Intel Corp.	259,154
6,300	Microchip Technology, Inc.	234,675
3,300	Rovi Corp.*	75,372
7,200	Texas Instruments, Inc.	251,064
12,800	Xilinx, Inc.	507,008
		1,569,332
Electronic Connectors – 0.1%
2,900	Amphenol Corp. – Class A	226,026
Electronic Design Automation – 0.7%
107,100	Cadence Design Systems, Inc.*	1,550,808
6,000	Synopsys, Inc.*	214,500
		1,765,308
Electronic Forms – 0.2%
11,900	Adobe Systems, Inc.*	542,164
Electronic Measuring Instruments – 0.6%
8,100	Agilent Technologies, Inc.	346,356
18,600	FLIR Systems, Inc.	501,642
9,800	National Instruments Corp.	273,812
17,600	Trimble Navigation, Ltd.*	457,776
		1,579,586
Engineering – Research and Development Services – 0.1%
3,700	Fluor Corp.	219,447
Engines – Internal Combustion – 0.1%
1,900	Cummins, Inc.	206,074
Enterprise Software/Services – 0.9%
3,900	CA, Inc.	111,657
5,200	Concur Technologies, Inc.*	423,176
13,100	Informatica Corp.*	458,238
43,000	Oracle Corp.	1,320,960
		2,314,031
Filtration and Separations Products – 0.2%
6,500	Pall Corp.	431,795
Finance – Credit Card – 1.4%
2,600	American Express Co.	194,376
19,600	Visa, Inc. – Class A	3,581,900
		3,776,276
Finance – Investment Bankers/Brokers – 0.2%
14,900	Lazard, Ltd. – Class A	479,035
Finance – Other Services – 0.8%
37,700	CBOE Holdings, Inc.	1,758,328
1,900	IntercontinentalExchange, Inc.*	337,744
		2,096,072
Food – Baking – 0.2%
25,350	Flowers Foods, Inc.	558,968
Food – Confectionary – 0.4%
13,200	Hershey Co.	1,178,496
Food – Meat Products – 0.5%
21,700	Hillshire Brands Co.	717,836
16,800	Hormel Foods Corp.	648,144
		1,365,980
Food – Miscellaneous/Diversified – 2.1%
19,800	Campbell Soup Co.	886,842
9,100	General Mills, Inc.	441,623
7,100	Ingredion, Inc.	465,902
17,200	Kellogg Co.	1,104,756
5,300	Kraft Foods Group, Inc.	296,111
31,000	McCormick & Co., Inc.	2,181,160
6,300	Mondelez International, Inc. – Class A	179,739
		5,556,133
Food – Retail – 0.3%
13,400	Kroger Co.	462,836
9,200	Safeway, Inc.	217,672
		680,508
Food – Wholesale/Distribution – 0.3%
19,600	Sysco Corp.	669,536
Footwear and Related Apparel – 0.1%
6,100	Deckers Outdoor Corp.*	308,111
Garden Products – 0%
1,400	Toro Co.	63,574
Gas – Transportation – 0.2%
19,500	Questar Corp.	465,075
Gold Mining – 0%
1,100	Royal Gold, Inc.	46,288
Hazardous Waste Disposal – 0.1%
1,200	Stericycle, Inc.*	132,516
Home Furnishings – 0.1%
6,400	Tempur Sealy International, Inc.*	280,960
Hotels and Motels – 0.1%
5,600	Marriott International, Inc. – Class A	226,072
2,100	Wyndham Worldwide Corp.	120,183
		346,255
Human Resources – 0.2%
12,400	Robert Half International, Inc.	412,052
Industrial Automation and Robotics – 0.3%
10,600	Rockwell Automation, Inc.	881,284

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

40 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

Industrial Gases – 0.2%
2,000	Airgas, Inc.	$190,920
2,000	Praxair, Inc.	230,320
		421,240
Instruments – Controls – 0.5%
3,800	Honeywell International, Inc.	301,492
4,500	Mettler-Toledo International, Inc.*	905,400
		1,206,892
Instruments – Scientific – 0.1%
3,200	Waters Corp.*	320,160
Insurance Brokers – 0.6%
7,600	Aon PLC	489,060
3,200	Arthur J. Gallagher & Co.	139,808
2,600	Brown & Brown, Inc.	83,824
3,200	Erie Indemnity Co. – Class A	255,008
18,200	Marsh & McLennan Cos., Inc.	726,544
		1,694,244
Internet Content – Entertainment – 0.2%
18,100	Facebook, Inc. – Class A*	449,966
Internet Content – Information/News – 0.3%
4,200	LinkedIn Corp. – Class A*	748,860
Internet Security – 0.3%
19,500	Symantec Corp.	438,165
6,600	VeriSign, Inc.	294,756
		732,921
Investment Management and Advisory Services – 1.4%
6,700	Affiliated Managers Group, Inc.*	1,098,398
2,700	BlackRock, Inc.	693,495
15,800	Eaton Vance Corp.	593,922
2,100	Federated Investors, Inc. – Class B	57,561
3,900	Franklin Resources, Inc.	530,478
16,300	Waddell & Reed Financial, Inc. – Class A	709,050
		3,682,904
Linen Supply & Related Items – 0.1%
7,600	Cintas Corp.	346,104
Machine Tools and Related Products – 0.2%
11,100	Lincoln Electric Holdings, Inc.	635,697
Machinery – Construction and Mining – 0%
1,900	Joy Global, Inc.	92,207
Machinery – Farm – 0.2%
6,400	Deere & Co.	520,000
Machinery – General Industrial – 0.9%
5,000	Babcock & Wilcox Co.	150,150
6,600	IDEX Corp.	355,146
18,700	Manitowoc Co., Inc.	334,917
8,200	Roper Industries, Inc.	1,018,604
4,600	Wabtec Corp.	245,778
5,600	Zebra Technologies Corp. – Class A*	243,264
		2,347,859
Machinery – Pumps – 0.7%
30,300	Flowserve Corp.	1,636,503
2,800	Graco, Inc.	176,988
5,600	Xylem, Inc.	150,864
		1,964,355
Medical – Biomedical and Genetic – 5.1%
8,500	Alexion Pharmaceuticals, Inc.*	784,040
34,700	Amgen, Inc.	3,423,502
120,300	Ariad Pharmaceuticals, Inc.*	2,104,047
8,400	Biogen Idec, Inc.*	1,807,680
7,100	Celgene Corp.*	830,061
4,200	Charles River Laboratories International, Inc.*	172,326
29,600	Gilead Sciences, Inc.*	1,515,816
7,500	Illumina, Inc.*	561,300
2,700	Incyte Corp., Ltd.*	59,400
3,200	Life Technologies Corp.*	236,832
1,400	Regeneron Pharmaceuticals, Inc.*	314,832
19,900	United Therapeutics Corp.*	1,309,818
1,500	Vertex Pharmaceuticals, Inc.*	119,805
		13,239,459
Medical – Drugs – 2.4%
38,200	Abbott Laboratories	1,332,416
30,600	AbbVie, Inc.	1,265,004
4,200	Allergan, Inc.	353,808
24,600	Bristol-Myers Squibb Co.	1,099,374
22,600	Eli Lilly & Co.	1,110,112
7,500	Endo Health Solutions, Inc.*	275,925
8,700	Johnson & Johnson	746,982
1,700	Salix Pharmaceuticals, Ltd.*	112,455
2,500	Zoetis, Inc.	77,225
		6,373,301
Medical – Generic Drugs – 1.1%
5,100	Actavis, Inc.*	643,722
55,100	Mylan, Inc.*	1,709,753
3,300	Perrigo Co.	399,300
		2,752,775
Medical – HMO – 0.1%
1,800	WellPoint, Inc.	147,312
Medical – Hospitals – 0.4%
20,200	HCA Holdings, Inc.	728,412
3,400	Tenet Healthcare Corp.*	156,740
1,400	Universal Health Services, Inc. – Class B	93,744
		978,896
Medical – Wholesale Drug Distributors – 0.4%
10,300	AmerisourceBergen Corp.	575,049
5,900	Cardinal Health, Inc.	278,480
2,100	McKesson Corp.	240,450
		1,093,979
Medical Information Systems – 0%
800	Cerner Corp.*	76,872
Medical Instruments – 0.5%
1,900	Edwards Lifesciences Corp.*	127,680
400	Intuitive Surgical, Inc.*	202,632
9,200	Medtronic, Inc.	473,524
10,800	St. Jude Medical, Inc.	492,804
3,500	Thoratec Corp.*	109,585
		1,406,225
Medical Labs and Testing Services – 0.1%
1,800	Covance, Inc.*	137,052
900	Laboratory Corp. of America Holdings*	90,090
		227,142

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 41

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Medical Products – 1.5%
10,700	Baxter International, Inc.	$741,189
4,400	Becton, Dickinson and Co.	434,852
6,100	Cooper Cos., Inc.	726,205
6,700	Covidien PLC (U.S. Shares)	421,028
2,400	Henry Schein, Inc.*	229,800
8,100	Sirona Dental Systems, Inc.*	533,628
5,100	Stryker Corp.	329,868
5,200	Zimmer Holdings, Inc.	389,688
		3,806,258
Metal – Copper – 0.1%
11,700	Southern Copper Corp.	323,154
Metal Processors and Fabricators – 0.1%
800	Precision Castparts Corp.	180,808
2,100	Timken Co.	118,188
		298,996
Multimedia – 1.9%
1,600	FactSet Research Systems, Inc.	163,104
30,400	News Corp. – Class A	991,040
19,700	Viacom, Inc. – Class B	1,340,585
37,500	Walt Disney Co.	2,368,125
		4,862,854
Non-Hazardous Waste Disposal – 0%
4,200	Covanta Holding Corp.	84,084
Office Automation and Equipment – 0.1%
17,300	Pitney Bowes, Inc.	253,964
Oil – Field Services – 1.0%
600	CARBO Ceramics, Inc.	40,458
20,400	Halliburton Co.	851,088
9,000	Oceaneering International, Inc.	649,800
14,000	Schlumberger, Ltd. (U.S. Shares)	1,003,240
		2,544,586
Oil and Gas Drilling – 0.2%
700	Atwood Oceanics, Inc.*	36,435
7,900	Helmerich & Payne, Inc.	493,355
		529,790
Oil Companies – Exploration and Production – 1.1%
12,600	Cabot Oil & Gas Corp.	894,852
300	Concho Resources, Inc.*	25,116
1,100	Continental Resources, Inc.*	94,666
900	EOG Resources, Inc.	118,512
10,400	Noble Energy, Inc.	624,416
6,300	Pioneer Natural Resources Co.	911,925
1,800	Range Resources Corp.	139,176
1,600	SM Energy Co.	95,968
		2,904,631
Oil Field Machinery and Equipment – 0.4%
3,800	Cameron International Corp.*	232,408
9,100	Dresser-Rand Group, Inc.*	545,818
3,600	FMC Technologies, Inc.*	200,448
		978,674
Oil Refining and Marketing – 0.3%
25,100	Cheniere Energy, Inc.*	696,776
Other Specialty Retail – Discretionary – 0.1%
8,300	GNC Holdings, Inc. – Class A	366,943
Pharmacy Services – 0.1%
3,700	Catamaran Corp. (U.S. Shares)*	180,264
1,935	Express Scripts Holding Co.*	119,370
		299,634
Pipelines – 0.8%
27,347	Kinder Morgan, Inc.	1,043,288
4,000	ONEOK, Inc.	165,240
24,500	Williams Cos., Inc.	795,515
		2,004,043
Power Converters and Power Supply Equipment – 0.1%
2,700	Hubbell, Inc. – Class B	267,300
Professional Sports – 0.1%
2,600	Madison Square Garden Co. – Class A*	154,050
Property and Casualty Insurance – 0.6%
5,700	Arch Capital Group, Ltd.*	293,037
5,900	Hanover Insurance Group, Inc.	288,687
11,400	Travelers Cos., Inc.	911,088
		1,492,812
Publishing – Periodicals – 0.1%
8,800	Nielsen Holdings N.V.	295,592
Quarrying – 0%
1,000	Compass Minerals International, Inc.	84,530
Racetracks – 0%
1,000	Penn National Gaming, Inc.*	52,860
Real Estate Management/Services – 0.2%
20,900	CBRE Group, Inc. – Class A*	488,224
Reinsurance – 0.4%
7,000	Allied World Assurance Co. Holdings A.G.	640,570
1,700	Endurance Specialty Holdings, Ltd.	87,465
11,700	Validus Holdings, Ltd.	422,604
		1,150,639
REIT – Apartments – 0.9%
5,000	American Campus Communities, Inc.	203,300
20,500	Apartment Investment & Management Co. – Class A	615,820
6,400	BRE Properties, Inc.	320,128
2,800	Camden Property Trust	193,592
1,100	Equity Residential	63,866
1,100	Essex Property Trust, Inc.	174,812
4,900	Home Properties, Inc.	320,313
7,400	Mid-America Apartment Communities, Inc.	501,498
		2,393,329
REIT – Diversified – 1.8%
1,700	American Tower Corp.	124,389
900	Digital Realty Trust, Inc.	54,900
26,000	Plum Creek Timber Co., Inc.	1,213,420
27,350	Rayonier, Inc.	1,514,916
63,300	Weyerhaeuser Co.	1,803,417
		4,711,042
REIT – Health Care – 0.1%
5,700	HCP, Inc.	259,008
REIT – Multi-Housing – 0.1%
4,600	Equity Lifestyle Properties, Inc.	361,514

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

42 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

REIT – Office Property – 0.1%
500	Boston Properties, Inc.	$52,735
2,300	Kilroy Realty Corp.	121,923
		174,658
REIT – Regional Malls – 0.5%
6,400	Simon Property Group, Inc.	1,010,688
9,400	Tanger Factory Outlet Centers	314,524
		1,325,212
REIT – Shopping Centers – 0.2%
3,000	Federal Realty Investment Trust	311,040
4,000	Regency Centers Corp.	203,240
		514,280
REIT – Storage – 0.8%
36,300	Extra Space Storage, Inc.	1,522,059
3,000	Public Storage	459,990
		1,982,049
Rental Auto/Equipment – 0.1%
11,500	Hertz Global Holdings, Inc.*	285,200
2,000	United Rentals, Inc.*	99,820
		385,020
Respiratory Products – 0.5%
30,200	ResMed, Inc.	1,362,926
Retail – Apparel and Shoe – 1.0%
3,000	DSW, Inc. – Class A	220,410
19,100	Gap, Inc.	797,043
1,700	Limited Brands, Inc.	83,725
14,200	Ross Stores, Inc.	920,302
15,900	Urban Outfitters, Inc.*	639,498
		2,660,978
Retail – Auto Parts – 0.3%
1,500	Advance Auto Parts, Inc.	121,755
600	AutoZone, Inc.*	254,214
4,400	O’Reilly Automotive, Inc.*	495,528
		871,497
Retail – Automobile – 0.3%
3,500	CarMax, Inc.*	161,560
16,700	Copart, Inc.*	514,360
		675,920
Retail – Bedding – 0.1%
1,900	Bed Bath & Beyond, Inc.*	134,710
Retail – Building Products – 1.5%
36,400	Home Depot, Inc.	2,819,908
25,700	Lowe’s Cos., Inc.	1,051,130
		3,871,038
Retail – Catalog Shopping – 0.1%
2,800	MSC Industrial Direct Co., Inc. – Class A	216,888
Retail – Discount – 1.1%
4,800	Big Lots, Inc.*	151,344
10,200	Costco Wholesale Corp.	1,127,814
1,700	Dollar General Corp.*	85,731
11,100	Target Corp.	764,346
10,500	Wal-Mart Stores, Inc.	782,145
		2,911,380
Retail – Drug Store – 0.1%
5,100	CVS Caremark Corp.	291,618
Retail – Jewelry – 0%
1,500	Tiffany & Co.	109,260
Retail – Mail Order – 0.1%
4,700	Williams-Sonoma, Inc.	262,683
Retail – Major Department Stores – 0.7%
35,300	TJX Cos., Inc.	1,767,118
Retail – Miscellaneous/Diversified – 0.2%
12,900	Sally Beauty Holdings, Inc.*	401,190
Retail – Petroleum Products – 0%
1,400	World Fuel Services Corp.	55,972
Retail – Regional Department Stores – 0%
1,600	Macy’s, Inc.	76,800
Retail – Restaurants – 0.8%
3,000	Brinker International, Inc.	118,290
700	Chipotle Mexican Grill, Inc.*	255,045
2,200	Darden Restaurants, Inc.	111,056
14,800	Dunkin’ Brands Group, Inc.	633,736
7,700	McDonald’s Corp.	762,300
2,800	Yum! Brands, Inc.	194,152
		2,074,579
Rubber – Tires – 0.2%
27,500	Goodyear Tire & Rubber Co.*	420,475
Savings/Loan/Thrifts – 0.1%
13,200	People’s United Financial, Inc.	196,680
Semiconductor Components/Integrated Circuits – 0.9%
9,100	Analog Devices, Inc.	410,046
22,200	Atmel Corp.*	163,170
9,900	Linear Technology Corp.	364,716
7,000	Maxim Integrated Products, Inc.	194,460
21,700	QUALCOMM, Inc.	1,325,436
		2,457,828
Semiconductor Equipment – 0%
1,500	Lam Research Corp.*	66,510
Soap and Cleaning Preparations – 0.4%
15,800	Church & Dwight Co., Inc.	975,018
Steel – Producers – 0%
1,300	Steel Dynamics, Inc.	19,383
Steel Pipe and Tube – 0.5%
10,000	Valmont Industries, Inc.	1,430,900
Telecommunication Equipment – 0.3%
16,500	Harris Corp.	812,625
Telecommunication Equipment – Fiber Optics – 0.1%
5,100	IPG Photonics Corp.	309,723
Telecommunication Services – 0.7%
3,500	Level 3 Communications, Inc.*	73,780
22,300	NeuStar, Inc. – Class A*	1,085,564
21,800	tw telecom, inc.*	613,452
		1,772,796
Telephone – Integrated – 0.2%
12,000	Verizon Communications, Inc.	604,080

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 43

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Television – 0.5%
9,000	AMC Networks, Inc. – Class A*	$588,690
14,800	CBS Corp. – Class B	723,276
300	Liberty Media Corp.	38,028
		1,349,994
Theaters – 0.1%
13,200	Cinemark Holdings, Inc.	368,544
Therapeutics – 0.3%
3,600	BioMarin Pharmaceutical, Inc.*	200,844
2,000	Onyx Pharmaceuticals, Inc.*	173,640
19,600	Warner Chilcott PLC – Class A	389,648
		764,132
Tobacco – 2.2%
42,100	Altria Group, Inc.	1,473,079
3,400	Lorillard, Inc.	148,512
34,800	Philip Morris International, Inc.	3,014,376
24,400	Reynolds American, Inc.	1,180,228
		5,816,195
Toys – 0.7%
6,600	Hasbro, Inc.	295,878
31,300	Mattel, Inc.	1,418,203
		1,714,081
Transactional Software – 0.4%
17,000	Solera Holdings, Inc.	946,050
Transportation – Marine – 0.1%
3,700	Kirby Corp.*	294,298
Transportation – Railroad – 0.7%
4,600	Kansas City Southern	487,416
8,100	Union Pacific Corp.	1,249,668
		1,737,084
Transportation – Services – 0.2%
400	C.H. Robinson Worldwide, Inc.	22,524
3,200	Expeditors International of Washington, Inc.	121,632
1,600	FedEx Corp.	157,728
2,100	United Parcel Service, Inc. – Class B	181,608
		483,492
Transportation – Truck – 0.1%
5,000	Con-way, Inc.	194,800
2,000	J.B. Hunt Transport Services, Inc.	144,480
1,000	Landstar System, Inc.	51,500
		390,780
Water – 0.1%
7,300	Aqua America, Inc.	228,417
Web Hosting/Design – 0.5%
5,000	Equinix, Inc.*	923,600
11,400	Rackspace Hosting, Inc.*	431,946
		1,355,546
Web Portals/Internet Service Providers – 1.4%
4,100	Google, Inc. – Class A*	3,609,517
Wireless Equipment – 2.1%
23,800	Crown Castle International Corp.*	1,722,882
8,400	Motorola Solutions, Inc.	484,932
44,900	SBA Communications Corp. – Class A*	3,327,988
		5,535,802

Total Common Stock (cost $203,569,631)		260,856,737

Money Market – 0.4%
1,107,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $1,107,000)	1,107,000

Total Investments (total cost $204,676,631) – 99.9%		261,963,737

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		202,093

Net Assets – 100%		$262,165,830

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$180,264	0.1%
India	117,364	0.0%
Panama	852,280	0.3%
Peru	323,154	0.1%
United Kingdom	2,247,353	0.9%
United States††	258,243,322	98.6%

Total	$261,963,737	100.0%

††	Includes Cash Equivalents of 0.4%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

44 | JUNE 30, 2013

INTECH U.S. Value Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the 12-month period ended June 30, 2013, INTECH U.S. Value Fund’s Class I Shares returned 25.23%. This compares to the 25.32% return posted by the Russell 1000 Value Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 26 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Value Fund.

Janus Mathematical Funds | 45

INTECH U.S. Value Fund (unaudited)

INTECH U.S. Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Exxon Mobil Corp. Oil Companies – Integrated	3.6%
General Electric Co. Diversified Operations	1.4%
Berkshire Hathaway, Inc. – Class B Reinsurance	1.4%
Chevron Corp. Oil Companies – Integrated	1.3%
Marathon Petroleum Corp. Oil Refining and Marketing	1.2%

8.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of June 30, 2012

46 | JUNE 30, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013				Expense Ratios – per the October 26, 2012 prospectus
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH U.S. Value Fund – Class A Shares

NAV	24.86%	7.04%	4.91%	0.92%	0.92%

MOP	17.67%	5.79%	4.08%

INTECH U.S. Value Fund – Class C Shares

NAV	23.97%	6.25%	4.13%	1.86%	1.75%

CDSC	22.97%	6.25%	4.13%

INTECH U.S. Value Fund – Class I Shares	25.23%	7.28%	5.15%	0.67%	0.67%

INTECH U.S. Value Fund – Class S Shares	25.12%	6.90%	4.72%	1.15%	1.15%

INTECH U.S. Value Fund – Class T Shares	24.84%	7.00%	4.76%	0.89%	0.89%

Russell 1000® Value Index	25.32%	6.67%	5.14%

Morningstar Quartile – Class I Shares	2nd	2nd	2nd

Morningstar Ranking – based on total returns for Large Value Funds	371/1,237	331/1,111	475/1,044

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Mathematical Funds | 47

INTECH U.S. Value Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – December 30, 2005

48 | JUNE 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,160.30	$5.36	$1,000.00	$1,019.84	$5.01	1.00%

Class C Shares	$1,000.00	$1,156.30	$8.93	$1,000.00	$1,016.51	$8.35	1.67%

Class I Shares	$1,000.00	$1,161.60	$3.48	$1,000.00	$1,021.57	$3.26	0.65%

Class S Shares	$1,000.00	$1,163.40	$3.06	$1,000.00	$1,021.97	$2.86	0.57%

Class T Shares	$1,000.00	$1,159.90	$4.71	$1,000.00	$1,020.43	$4.41	0.88%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

Janus Mathematical Funds | 49

INTECH U.S. Value Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Common Stock – 99.6%
Advertising Sales – 0%
500	Lamar Advertising Co. – Class A*	$21,700
Aerospace and Defense – 0.5%
500	Boeing Co.	51,220
200	Lockheed Martin Corp.	21,692
1,300	Northrop Grumman Corp.	107,640
2,800	Raytheon Co.	185,136
1,100	Spirit Aerosystems Holdings, Inc. – Class A*	23,628
		389,316
Aerospace and Defense – Equipment – 0.4%
2,800	Alliant Techsystems, Inc.	230,524
900	Triumph Group, Inc.	71,235
		301,759
Agricultural Chemicals – 0%
200	Mosaic Co.	10,762
Agricultural Operations – 0.2%
3,100	Archer-Daniels-Midland Co.	105,121
1,300	Bunge, Ltd.	92,001
		197,122
Airlines – 0.6%
700	Copa Holdings S.A. – Class A	91,784
13,700	Delta Air Lines, Inc.	256,327
10,600	Southwest Airlines Co.	136,634
		484,745
Appliances – 0.7%
5,600	Whirlpool Corp.	640,416
Applications Software – 0.2%
19,900	Compuware Corp.	205,965
Automotive – Cars and Light Trucks – 0.9%
44,100	Ford Motor Co.	682,227
2,400	General Motors Co.*	79,944
		762,171
Automotive – Medium and Heavy Duty Trucks – 0.4%
2,700	Navistar International Corp.*	74,952
4,400	Oshkosh Corp.*	167,068
1,300	PACCAR, Inc.	69,758
		311,778
Automotive – Truck Parts and Equipment – Original – 0.7%
2,400	Johnson Controls, Inc.	85,896
3,000	Lear Corp.	181,380
3,200	TRW Automotive Holdings Corp.*	212,608
1,700	Visteon Corp.*	107,304
		587,188
Batteries & Battery Systems – 0.2%
2,100	Energizer Holdings, Inc.	211,071
Beverages – Non-Alcoholic – 0.1%
2,800	Coca-Cola Enterprises, Inc.	98,448
Beverages – Wine and Spirits – 0.4%
1,400	Beam, Inc.	88,354
450	Brown-Forman Corp. – Class B	30,397
5,100	Constellation Brands, Inc. – Class A*	265,812
		384,563
Brewery – 0.1%
1,100	Molson Coors Brewing Co. – Class B	52,646
Broadcast Services and Programming – 0.2%
6,374	Starz – Class A*	140,865
Building – Heavy Construction – 0.2%
2,220	Chicago Bridge & Iron Co. N.V.	132,445
Building – Residential and Commercial – 0.4%
1,700	D.R. Horton, Inc.	36,176
3,400	Lennar Corp. – Class A	122,536
9,200	PulteGroup, Inc.	174,524
		333,236
Building and Construction Products – Miscellaneous – 0.1%
1,300	Fortune Brands Home & Security, Inc.	50,362
700	Owens Corning*	27,356
		77,718
Building Products – Cement and Aggregate – 0.2%
700	Martin Marietta Materials, Inc.	68,894
2,100	Vulcan Materials Co.	101,661
		170,555
Cable/Satellite Television – 1.0%
1,900	Cablevision Systems Corp. – Class A	31,958
18,650	Comcast Corp. – Class A	781,062
1,600	DISH Network Corp. – Class A	68,032
		881,052
Casino Hotels – 0%
1,600	MGM Resorts International*	23,648
Casino Services – 0.1%
3,200	International Game Technology	53,472
Cellular Telecommunications – 0.6%
68,900	Sprint Nextel Corp.*	483,678
Chemicals – Diversified – 0.7%
7,700	LyondellBasell Industries N.V. – Class A	510,202
1,100	Rockwood Holdings, Inc.	70,433
200	Westlake Chemical Corp.	19,282
		599,917
Chemicals – Specialty – 0.2%
1,400	Albemarle Corp.	87,206
1,000	Cytec Industries, Inc.	73,250
500	Eastman Chemical Co.	35,005
100	WR Grace & Co.*	8,404
		203,865
Coffee – 0.1%
1,600	Green Mountain Coffee Roasters, Inc.*	120,096
Commercial Banks – 1.7%
1,000	Associated Banc-Corp	15,550
6,200	BB&T Corp.	210,056
12,400	CapitalSource, Inc.	116,312
500	CIT Group, Inc.*	23,315
400	Cullen / Frost Bankers, Inc.	26,708
3,100	First Horizon National Corp.	34,720
500	First Republic Bank	19,240
3,600	M&T Bank Corp.	402,300
4,600	Popular, Inc.*	139,518
23,600	Regions Financial Corp.	224,908
500	Signature Bank*	41,510
700	SVB Financial Group*	58,324

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

50 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

Commercial Banks – (continued)
7,600	TCF Financial Corp.	$107,768
1,900	Zions Bancorp	54,872
		1,475,101
Commercial Services – 0%
279	Iron Mountain, Inc.	7,424
Commercial Services – Finance – 0.2%
200	Equifax, Inc.	11,786
5,400	H&R Block, Inc.	149,850
		161,636
Computer Services – 0.4%
5,000	Computer Sciences Corp.	218,850
2,400	DST Systems, Inc.	156,792
		375,642
Computers – 1.2%
59,000	Dell, Inc.	787,650
9,800	Hewlett-Packard Co.	243,040
		1,030,690
Computers – Memory Devices – 0.2%
1,300	SanDisk Corp.	79,430
1,900	Western Digital Corp.	117,971
		197,401
Consulting Services – 0.3%
5,100	SAIC, Inc.	71,043
1,400	Towers Watson & Co. – Class A	114,716
600	Verisk Analytics, Inc. – Class A*	35,820
		221,579
Consumer Products – Miscellaneous – 0.9%
2,900	Clorox Co.	241,106
4,050	Jarden Corp.*	177,187
3,400	Kimberly-Clark Corp.	330,276
		748,569
Containers – Metal and Glass – 0.2%
600	Crown Holdings, Inc.*	24,678
3,800	Owens-Illinois, Inc.*	105,602
		130,280
Containers – Paper and Plastic – 0.6%
2,900	Bemis Co., Inc.	113,506
700	Packaging Corp. of America	34,272
1,700	Rock-Tenn Co. – Class A	169,796
6,400	Sealed Air Corp.	153,280
		470,854
Cosmetics and Toiletries – 1.3%
3,300	Avon Products, Inc.	69,399
600	Colgate-Palmolive Co.	34,374
13,300	Procter & Gamble Co.	1,023,967
		1,127,740
Cruise Lines – 0.2%
4,600	Royal Caribbean Cruises, Ltd. (U.S. Shares)	153,364
Data Processing and Management – 0.7%
11,100	Fidelity National Information Services, Inc.	475,524
1,300	Fiserv, Inc.*	113,633
		589,157
Dental Supplies and Equipment – 0%
200	DENTSPLY International, Inc.	8,192
Diagnostic Kits – 0.2%
2,600	Alere, Inc.*	63,700
6,700	QIAGEN N.V. (U.S. Shares)*	133,397
		197,097
Distribution/Wholesale – 0.1%
3,500	Ingram Micro, Inc. – Class A*	66,465
400	WESCO International, Inc.*	27,184
		93,649
Diversified Banking Institutions – 4.0%
32,400	Bank of America Corp.	416,664
7,470	Citigroup, Inc.	358,336
5,800	Goldman Sachs Group, Inc.	877,250
19,100	JPMorgan Chase & Co.	1,008,289
31,400	Morgan Stanley	767,102
		3,427,641
Diversified Operations – 4.8%
300	3M Co.	32,805
2,100	Carlisle Cos., Inc.	130,851
2,900	Colfax Corp.*	151,119
4,800	Crane Co.	287,616
1,500	Danaher Corp.	94,950
4,800	Dover Corp.	372,768
9,417	Eaton Corp. PLC	619,733
52,700	General Electric Co.	1,222,113
1,000	Harsco Corp.	23,190
1,700	ITT Corp.	49,997
7,400	Leggett & Platt, Inc.	230,066
11,832	Leucadia National Corp.	310,235
4,834	Pentair, Ltd.	278,873
800	SPX Corp.	57,584
1,300	Textron, Inc.	33,865
6,500	Trinity Industries, Inc.	249,860
		4,145,625
E-Commerce/Services – 0.5%
8,000	Liberty Interactive Corp. – Class A*	184,080
2,675	Liberty Ventures	227,402
		411,482
Electric – Generation – 0%
3,400	AES Corp.	40,766
Electric – Integrated – 2.7%
600	Alliant Energy Corp.	30,252
1,200	Ameren Corp.	41,328
1,800	American Electric Power Co., Inc.	80,604
5,200	CMS Energy Corp.	141,284
1,400	Dominion Resources, Inc.	79,548
3,400	DTE Energy Co.	227,834
2,997	Duke Energy Corp.	202,298
2,300	Edison International	110,768
400	Entergy Corp.	27,872
1,700	Exelon Corp.	52,496
900	Great Plains Energy, Inc.	20,286
700	National Fuel Gas Co.	40,565
3,200	NextEra Energy, Inc.	260,736
6,961	Northeast Utilities	292,501
600	NV Energy, Inc.	14,076
4,000	OGE Energy Corp.	272,800

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 51

INTECH U.S. Value Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Electric – Integrated – (continued)
800	PG&E Corp.	$36,584
1,500	Pinnacle West Capital Corp.	83,205
1,300	PPL Corp.	39,338
1,900	Public Service Enterprise Group, Inc.	62,054
900	SCANA Corp.	44,190
1,500	Southern Co.	66,195
900	Westar Energy, Inc.	28,764
800	Wisconsin Energy Corp.	32,792
1,400	Xcel Energy, Inc.	39,676
		2,328,046
Electric Products – Miscellaneous – 0.2%
3,600	Emerson Electric Co.	196,344
Electronic Components – Miscellaneous – 0.1%
3,100	Vishay Intertechnology, Inc.*	43,059
Electronic Components – Semiconductors – 1.1%
5,200	Cree, Inc.*	332,072
900	Intel Corp.	21,798
9,400	Micron Technology, Inc.*	134,702
13,700	ON Semiconductor Corp.*	110,696
2,700	Rovi Corp.*	61,668
9,200	Texas Instruments, Inc.	320,804
		981,740
Electronic Design Automation – 0.2%
3,700	Synopsys, Inc.*	132,275
Electronic Forms – 0.2%
3,700	Adobe Systems, Inc.*	168,572
Electronic Measuring Instruments – 0.1%
1,200	FLIR Systems, Inc.	32,364
600	Itron, Inc.*	25,458
		57,822
Electronic Parts Distributors – 0.2%
3,800	Avnet, Inc.*	127,680
1,400	Tech Data Corp.*	65,926
		193,606
Electronic Security Devices – 0.3%
7,200	Tyco International, Ltd. (U.S. Shares)	237,240
Electronics – Military – 0.1%
1,000	L-3 Communications Holdings, Inc.	85,740
Engineering – Research and Development Services – 0.4%
6,100	AECOM Technology Corp.*	193,919
500	Fluor Corp.	29,655
1,200	Jacobs Engineering Group, Inc.*	66,156
1,200	URS Corp.	56,664
		346,394
Enterprise Software/Services – 0%
1,000	CA, Inc.	28,630
Entertainment Software – 0.7%
24,300	Activision Blizzard, Inc.	346,518
10,200	Electronic Arts, Inc.*	234,294
		580,812
Fiduciary Banks – 1.5%
4,224	Bank of New York Mellon Corp.	118,483
3,300	Northern Trust Corp.	191,070
14,500	State Street Corp.	945,545
		1,255,098
Finance – Consumer Loans – 0.1%
2,700	SLM Corp.	61,722
Finance – Credit Card – 0.6%
1,500	American Express Co.	112,140
8,000	Discover Financial Services	381,120
		493,260
Finance – Investment Bankers/Brokers – 0.3%
2,500	Charles Schwab Corp.	53,075
3,500	Raymond James Financial, Inc.	150,430
1,200	TD Ameritrade Holding Corp.	29,148
		232,653
Finance – Leasing Companies – 0.1%
4,600	Air Lease Corp.	126,914
Finance – Other Services – 0.8%
500	CBOE Holdings, Inc.	23,320
3,000	NASDAQ OMX Group, Inc.	98,370
12,600	NYSE Euronext	521,640
		643,330
Financial Guarantee Insurance – 0%
1,600	Assured Guaranty, Ltd.	35,296
Food – Confectionary – 0.2%
1,600	J.M. Smucker Co.	165,040
Food – Dairy Products – 0%
306	WhiteWave Foods Co. – Class A	4,973
Food – Meat Products – 0.5%
800	Hillshire Brands Co.	26,464
4,600	Hormel Foods Corp.	177,468
9,100	Tyson Foods, Inc. – Class A	233,688
		437,620
Food – Miscellaneous/Diversified – 1.6%
1,200	Campbell Soup Co.	53,748
19,400	ConAgra Foods, Inc.	677,642
4,000	General Mills, Inc.	194,120
2,500	Ingredion, Inc.	164,050
1,100	Kellogg Co.	70,653
2,250	Kraft Foods Group, Inc.	125,707
3,852	Mondelez International, Inc. – Class A	109,898
		1,395,818
Food – Retail – 0.4%
14,500	Safeway, Inc.	343,070
Food – Wholesale/Distribution – 0.1%
3,200	Sysco Corp.	109,312
Footwear and Related Apparel – 0%
700	Deckers Outdoor Corp.*	35,357
Funeral Services and Related Items – 0.1%
5,800	Service Corp. International	104,574

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

52 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

Gas – Distribution – 1.2%
2,600	CenterPoint Energy, Inc.	$61,074
9,900	NiSource, Inc.	283,536
8,400	Sempra Energy	686,784
		1,031,394
Gas – Transportation – 0.4%
1,700	AGL Resources, Inc.	72,862
2,000	Atmos Energy Corp.	82,120
2,500	Questar Corp.	59,625
1,500	UGI Corp.	58,665
2,100	Vectren Corp.	71,043
		344,315
Home Decoration Products – 0.3%
11,100	Newell Rubbermaid, Inc.	291,375
Hotels and Motels – 0%
600	Hyatt Hotels Corp. – Class A*	24,216
Human Resources – 0.3%
4,600	Manpowergroup, Inc.	252,080
Independent Power Producer – 0.5%
7,300	Calpine Corp.*	154,979
10,200	NRG Energy, Inc.	272,340
		427,319
Instruments – Scientific – 0.9%
2,400	PerkinElmer, Inc.	78,000
8,500	Thermo Fisher Scientific, Inc.	719,355
		797,355
Insurance Brokers – 0.7%
9,100	Aon PLC	585,585
1,300	Brown & Brown, Inc.	41,912
200	Marsh & McLennan Cos., Inc.	7,984
		635,481
Internet Security – 0.6%
20,300	Symantec Corp.	456,141
800	VeriSign, Inc.	35,728
		491,869
Investment Companies – 0.4%
16,900	American Capital, Ltd.*	214,123
7,500	Ares Capital Corp.	129,000
		343,123
Investment Management and Advisory Services – 1.2%
300	Affiliated Managers Group, Inc.*	49,182
2,900	Ameriprise Financial, Inc.	234,552
2,200	BlackRock, Inc.	565,070
400	Franklin Resources, Inc.	54,408
2,000	Invesco, Ltd.	63,600
1,000	Legg Mason, Inc.	31,010
		997,822
Life and Health Insurance – 0.7%
1,400	AFLAC, Inc.	81,368
1,000	Lincoln National Corp.	36,470
1,700	Principal Financial Group, Inc.	63,665
2,000	Protective Life Corp.	76,820
1,800	StanCorp Financial Group, Inc.	88,938
3,700	Torchmark Corp.	241,018
1,700	Unum Group	49,929
		638,208
Linen Supply & Related Items – 0.1%
1,200	Cintas Corp.	54,648
Machinery – Construction and Mining – 0%
1,500	Terex Corp.*	39,450
Machinery – Electrical – 0.1%
800	Regal-Beloit Corp.	51,872
Machinery – General Industrial – 0.5%
1,100	Gardner Denver, Inc.	82,698
4,800	IDEX Corp.	258,288
2,400	Zebra Technologies Corp. – Class A*	104,256
		445,242
Machinery – Pumps – 0%
600	Flowserve Corp.	32,406
Medical – Biomedical and Genetic – 0.3%
700	Bio-Rad Laboratories, Inc. – Class A*	78,540
1,900	Life Technologies Corp.*	140,619
		219,159
Medical – Drugs – 3.0%
2,200	Abbott Laboratories	76,736
2,000	AbbVie, Inc.	82,680
4,800	Bristol-Myers Squibb Co.	214,512
9,200	Eli Lilly & Co.	451,904
1,300	Endo Health Solutions, Inc.*	47,827
1,100	Forest Laboratories, Inc.*	45,100
3,700	Johnson & Johnson	317,682
7,675	Merck & Co., Inc.	356,504
35,771	Pfizer, Inc.	1,001,945
		2,594,890
Medical – Generic Drugs – 0.1%
1,500	Mylan, Inc.*	46,545
Medical – HMO – 1.3%
6,690	Aetna, Inc.	425,083
3,200	Cigna Corp.	231,968
1,700	Health Net, Inc.*	54,094
5,600	UnitedHealth Group, Inc.	366,688
600	WellPoint, Inc.	49,104
		1,126,937
Medical – Hospitals – 1.3%
5,500	Community Health Systems, Inc.	257,840
2,800	HCA Holdings, Inc.	100,968
10,800	Health Management Associates, Inc. – Class A*	169,776
1,500	LifePoint Hospitals, Inc.*	73,260
6,200	Tenet Healthcare Corp.*	285,820
3,500	Universal Health Services, Inc. – Class B	234,360
		1,122,024
Medical – Wholesale Drug Distributors – 0.3%
4,900	Cardinal Health, Inc.	231,280
Medical Information Systems – 0.1%
5,300	Allscripts Healthcare Solutions, Inc.*	68,582

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 53

INTECH U.S. Value Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Medical Instruments – 0.8%
63,100	Boston Scientific Corp.*	$584,937
500	Medtronic, Inc.	25,735
900	St. Jude Medical, Inc.	41,067
		651,739
Medical Labs and Testing Services – 0.2%
2,500	Covance, Inc.*	190,350
Medical Products – 1.5%
2,600	Baxter International, Inc.	180,102
400	Becton, Dickinson and Co.	39,532
2,600	CareFusion Corp.*	95,810
1,300	Cooper Cos., Inc.	154,765
1,100	Covidien PLC (U.S. Shares)	69,124
1,200	Henry Schein, Inc.*	114,900
2,400	Hill-Rom Holdings, Inc.	80,832
3,400	Sirona Dental Systems, Inc.*	223,992
1,900	Stryker Corp.	122,892
1,300	Teleflex, Inc.	100,737
1,000	Zimmer Holdings, Inc.	74,940
		1,257,626
Metal – Copper – 0.1%
3,830	Freeport-McMoRan Copper & Gold, Inc.	105,746
Metal Processors and Fabricators – 0.2%
3,400	Timken Co.	191,352
Multi-Line Insurance – 2.6%
3,800	ACE, Ltd. (U.S. Shares)	340,024
8,900	Allstate Corp.	428,268
2,500	American Financial Group, Inc.	122,275
3,100	American International Group, Inc.	138,570
1,900	Assurant, Inc.	96,729
4,900	Cincinnati Financial Corp.	224,910
15,300	Genworth Financial, Inc. – Class A*	174,573
8,500	Hartford Financial Services Group, Inc.	262,820
1,900	Loews Corp.	84,360
15,000	Old Republic International Corp.	193,050
5,600	XL Group PLC	169,792
		2,235,371
Multimedia – 1.6%
8,400	News Corp. – Class A	273,840
3,000	Thomson Reuters Corp.	97,710
11,400	Time Warner, Inc.	659,148
5,900	Walt Disney Co.	372,585
		1,403,283
Networking Products – 0.7%
23,100	Cisco Systems, Inc.	561,561
Non-Hazardous Waste Disposal – 0.4%
6,600	Covanta Holding Corp.	132,132
3,500	Republic Services, Inc.	118,790
1,700	Waste Connections, Inc.	69,938
1,400	Waste Management, Inc.	56,462
		377,322
Office Automation and Equipment – 0.1%
2,100	Pitney Bowes, Inc.	30,828
7,500	Xerox Corp.	68,025
		98,853
Office Supplies and Forms – 0.2%
4,100	Avery Dennison Corp.	175,316
Oil – Field Services – 0.2%
3,000	Halliburton Co.	125,160
2,100	Superior Energy Services, Inc.*	54,474
		179,634
Oil and Gas Drilling – 0.4%
1,900	Diamond Offshore Drilling, Inc.	130,701
2,200	Helmerich & Payne, Inc.	137,390
4,300	Patterson-UTI Energy, Inc.	83,227
		351,318
Oil Companies – Exploration and Production – 0.6%
1,200	Cimarex Energy Co.	77,988
3,093	ConocoPhillips	187,126
1,000	EQT Corp.	79,370
1,800	Noble Energy, Inc.	108,072
2,500	QEP Resources, Inc.	69,450
1,100	Ultra Petroleum Corp. (U.S. Shares)*	21,802
		543,808
Oil Companies – Integrated – 6.1%
9,600	Chevron Corp.	1,136,064
34,029	Exxon Mobil Corp.	3,074,520
3,900	Hess Corp.	259,311
2,500	Marathon Oil Corp.	86,450
2,200	Murphy Oil Corp.	133,958
8,896	Phillips 66	524,064
		5,214,367
Oil Field Machinery and Equipment – 0%
400	Cameron International Corp.*	24,464
Oil Refining and Marketing – 3.1%
3,000	Cheniere Energy, Inc.*	83,280
9,800	HollyFrontier Corp.	419,244
14,950	Marathon Petroleum Corp.	1,062,347
6,200	Tesoro Corp.	324,384
21,400	Valero Energy Corp.	744,078
		2,633,333
Paper and Related Products – 0.4%
3,000	International Paper Co.	132,930
5,900	MeadWestvaco Corp.	201,249
		334,179
Pharmacy Services – 0.2%
2,700	Omnicare, Inc.	128,817
Physical Practice Management – 0.2%
2,200	MEDNAX, Inc.*	201,476
Pipelines – 0.1%
3,400	Spectra Energy Corp.	117,164
Power Converters and Power Supply Equipment – 0%
100	Hubbell, Inc. – Class B	9,900
Printing – Commercial – 0.1%
4,400	R.R. Donnelley & Sons Co.	61,644
Professional Sports – 0.2%
2,200	Madison Square Garden Co. – Class A*	130,350
Property and Casualty Insurance – 3.3%
100	Alleghany Corp.*	38,331
6,500	Arch Capital Group, Ltd.*	334,165
2,200	Chubb Corp.	186,230
18,400	Fidelity National Financial, Inc. – Class A	438,104
1,700	Hanover Insurance Group, Inc.	83,181

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

54 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

Property and Casualty Insurance – (continued)
6,000	HCC Insurance Holdings, Inc.	$258,660
200	Markel Corp.*	105,390
26,600	Progressive Corp.	676,172
5,800	Travelers Cos., Inc.	463,536
3,500	W.R. Berkley Corp.	143,010
200	White Mountains Insurance Group, Ltd.	114,988
		2,841,767
Publishing – Newspapers – 0.2%
5,000	Gannett Co., Inc.	122,300
100	Washington Post Co. – Class B	48,377
		170,677
Publishing – Periodicals – 0.1%
1,800	Nielsen Holdings N.V.	60,462
Racetracks – 0.1%
1,400	Penn National Gaming, Inc.*	74,004
Real Estate Management/Services – 0.1%
1,100	Jones Lang LaSalle, Inc.	100,254
400	Realogy Holdings Corp.	19,216
		119,470
Real Estate Operating/Development – 0.1%
500	Howard Hughes Corp.*	56,045
Reinsurance – 2.4%
600	Allied World Assurance Co. Holdings A.G.	54,906
3,200	Aspen Insurance Holdings, Ltd.	118,688
1,100	Axis Capital Holdings, Ltd.	50,358
10,500	Berkshire Hathaway, Inc. – Class B*	1,175,160
1,100	Endurance Specialty Holdings, Ltd.	56,595
1,700	Everest Re Group, Ltd.	218,042
1,900	PartnerRe, Ltd.	172,064
1,500	RenaissanceRe Holdings, Ltd.	130,185
1,700	Validus Holdings, Ltd.	61,404
		2,037,402
REIT – Apartments – 0.3%
2,600	American Campus Communities, Inc.	105,716
2,700	Apartment Investment & Management Co. – Class A	81,108
300	BRE Properties, Inc.	15,006
600	Camden Property Trust	41,484
500	Home Properties, Inc.	32,685
		275,999
REIT – Diversified – 0.8%
4,133	Corrections Corp. of America	139,985
2,700	Duke Realty Corp.	42,093
1,500	Liberty Property Trust	55,440
1,100	Rayonier, Inc.	60,929
14,840	Weyerhaeuser Co.	422,791
		721,238
REIT – Health Care – 1.3%
13,200	HCP, Inc.	599,808
1,300	Heath Care REIT, Inc.	87,139
6,000	Senior Housing Properties Trust	155,580
3,462	Ventas, Inc.	240,471
		1,082,998
REIT – Hotels – 0.1%
2,600	Hospitality Properties Trust	68,328
REIT – Mortgage – 0.1%
300	American Capital Agency Corp.	6,897
13,900	MFA Financial, Inc.	117,455
		124,352
REIT – Multi-Housing – 0%
500	Equity Lifestyle Properties, Inc.	39,295
REIT – Office Property – 0.7%
4,400	BioMed Realty Trust, Inc.	89,012
3,300	Brandywine Realty Trust	44,616
8,100	CommonWealth REIT	187,272
1,900	Corporate Office Properties Trust	48,450
1,400	Douglas Emmett, Inc.	34,930
1,400	Kilroy Realty Corp.	74,214
6,100	Piedmont Office Realty Trust, Inc. – Class A	109,068
300	SL Green Realty Corp.	26,457
		614,019
REIT – Regional Malls – 0.5%
2,200	CBL & Associates Properties, Inc.	47,124
3,900	General Growth Properties, Inc.	77,493
500	Macerich Co.	30,485
1,223	Simon Property Group, Inc.	193,136
700	Taubman Centers, Inc.	52,605
		400,843
REIT – Shopping Centers – 0.2%
7,000	DDR Corp.	116,550
1,100	Kimco Realty Corp.	23,573
1,000	Weingarten Realty Investors	30,770
		170,893
REIT – Single Tenant – 0.4%
1,900	National Retail Properties, Inc.	65,360
5,600	Realty Income Corp.	234,752
		300,112
REIT – Storage – 0.1%
1,500	Extra Space Storage, Inc.	62,895
REIT – Warehouse and Industrial – 0.2%
4,630	Prologis, Inc.	174,644
Rental Auto/Equipment – 0.1%
4,900	Hertz Global Holdings, Inc.*	121,520
Retail – Apparel and Shoe – 0.3%
6,000	Abercrombie & Fitch Co. – Class A	271,500
200	PVH Corp.	25,010
		296,510
Retail – Automobile – 0.3%
6,300	CarMax, Inc.*	290,808
Retail – Building Products – 0.4%
7,700	Lowe’s Cos., Inc.	314,930
Retail – Computer Equipment – 0.1%
1,200	GameStop Corp. – Class A	50,436
Retail – Consumer Electronics – 0.3%
9,300	Best Buy Co., Inc.	254,169
Retail – Discount – 0.4%
500	Target Corp.	34,430
4,400	Wal-Mart Stores, Inc.	327,756
		362,186

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 55

INTECH U.S. Value Fund

Schedule of Investments

As of June 30, 2013

Shares		Value

Retail – Drug Store – 0.6%
2,800	CVS Caremark Corp.	$160,104
8,200	Walgreen Co.	362,440
		522,544
Retail – Jewelry – 0.2%
1,800	Signet Jewelers, Ltd.	121,374
400	Tiffany & Co.	29,136
		150,510
Retail – Mail Order – 0%
500	Williams-Sonoma, Inc.	27,945
Retail – Miscellaneous/Diversified – 0.1%
1,744	CST Brands, Inc.	53,733
Retail – Office Supplies – 0.4%
19,900	Staples, Inc.	315,614
Retail – Regional Department Stores – 0.1%
1,300	Macy’s, Inc.	62,400
Savings/Loan/Thrifts – 0.6%
6,700	Capitol Federal Financial, Inc.	81,338
21,200	Hudson City Bancorp, Inc.	194,192
10,300	New York Community Bancorp, Inc.	144,200
3,300	Washington Federal, Inc.	62,304
		482,034
Schools – 0.1%
2,000	DeVry, Inc.	62,040
Security Services – 0.6%
13,900	ADT Corp.	553,915
Semiconductor Components/Integrated Circuits – 0.2%
2,500	Analog Devices, Inc.	112,650
4,800	Marvell Technology Group, Ltd.	56,208
		168,858
Semiconductor Equipment – 1.0%
27,700	Applied Materials, Inc.	413,007
4,300	KLA-Tencor Corp.	239,639
3,700	Lam Research Corp.*	164,058
4,200	Teradyne, Inc.*	73,794
		890,498
Shipbuilding – 0.1%
2,000	Huntington Ingalls Industries, Inc.	112,960
Soap and Cleaning Preparations – 0.2%
2,800	Church & Dwight Co., Inc.	172,788
Steel – Producers – 0.1%
1,200	Reliance Steel & Aluminum Co.	78,672
3,000	Steel Dynamics, Inc.	44,730
		123,402
Super-Regional Banks – 1.8%
900	Capital One Financial Corp.	56,529
8,000	Fifth Third Bancorp	144,400
2,900	KeyCorp	32,016
4,300	SunTrust Banks, Inc.	135,751
14,700	U.S. Bancorp	531,405
14,961	Wells Fargo & Co.	617,440
		1,517,541
Telecommunication Equipment – 0.4%
600	Harris Corp.	29,550
16,200	Juniper Networks, Inc.*	312,822
		342,372
Telecommunication Equipment – Fiber Optics – 0.1%
7,900	JDS Uniphase Corp.*	113,602
Telecommunication Services – 0.3%
7,700	Amdocs, Ltd. (U.S. Shares)	285,593
Telephone – Integrated – 1.4%
23,010	AT&T, Inc.	814,554
9,462	CenturyLink, Inc.	334,482
2,700	Frontier Communications Corp.	10,935
		1,159,971
Television – 0.8%
6,600	CBS Corp. – Class B	322,542
2,774	Liberty Media Corp.	351,632
		674,174
Textile-Home Furnishings – 0.1%
1,000	Mohawk Industries, Inc.*	112,490
Tobacco – 0.4%
4,600	Altria Group, Inc.	160,954
2,000	Philip Morris International, Inc.	173,240
600	Reynolds American, Inc.	29,022
		363,216
Tools – Hand Held – 0.2%
700	Snap-on, Inc.	62,566
1,155	Stanley Black & Decker, Inc.	89,282
		151,848
Toys – 0.2%
3,900	Mattel, Inc.	176,709
Transportation – Equipment & Leasing – 0.1%
1,000	GATX Corp.	47,430
Transportation – Marine – 0.1%
1,500	Kirby Corp.*	119,310
Transportation – Railroad – 0.2%
1,100	CSX Corp.	25,509
800	Kansas City Southern	84,768
500	Norfolk Southern Corp.	36,325
		146,602
Transportation – Services – 1.0%
800	Expeditors International of Washington, Inc.	30,408
6,700	FedEx Corp.	660,486
2,900	Ryder System, Inc.	176,291
		867,185
Transportation – Truck – 0%
600	Con-way, Inc.	23,376
Veterinary Diagnostics – 0.1%
3,000	VCA Antech, Inc.*	78,270
Water – 0.5%
7,800	American Water Works Co., Inc.	321,594
2,700	Aqua America, Inc.	84,483
		406,077

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

56 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares		Value

Web Portals/Internet Service Providers – 0.9%
2,800	AOL, Inc.	$102,144
27,300	Yahoo!, Inc.*	685,503
		787,647
X-Ray Equipment – 0.2%
9,200	Hologic, Inc.*	177,560

Total Common Stock (cost $70,269,638)		85,541,184

Money Market – 0.3%
289,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $289,000)	289,000

Total Investments (total cost $70,558,638) – 99.9%		85,830,184

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		65,653

Net Assets – 100%		$85,895,837

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$97,710	0.1%
Germany	133,397	0.2%
Panama	91,784	0.1%
United States††	85,507,293	99.6%

Total	$85,830,184	100.0%

††	Includes Cash Equivalents of 0.3%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 57

Notes to Schedules of Investments and Other Information

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World High Dividend Yield Index	An index designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The index includes large and mid cap stocks from developed markets across the Americas, Asia-Pacific and Europe.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

A/S	Aktieselskab: Danish term for a stock-based corporation.

A.B.	Aktiebolag: Swedish stock company.

A.G.	Aktiengesellschaft: German term for Public Limited Company.

A.S.A.	Allmennaksjeselskap: Norwegian term for Public Limited Company.

Abp	Publikt Aktiebolag: Finnish term for a Public Company.

BM	Beeravon Mugbal: Hebrew term for Limited Liability Company.

CDI	Clearing House Electronic Subregister System Depositary Interest

FDR	Fixed Depositary Receipt

K.K.	Kabushiki Kaisha: Japanese term for public Limited Liability Company.

KGaA	Kommanditgesellschaft Auf Aktien: German term for Limited Partnership.

LLC	Limited Liability Company

N.V.	Naamloze Vennootschap: Dutch term for Public Limited Liability Company.

Oyj	Osakeyhtio: Finnish term for limited company.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

S.A.	Sociedad Anonima: Spanish term for publicly-traded company.

S.C.A.	Societe en Commandite par Actions: French term for Limited Partnership.

S.E.	Societas Europoea: a public European Company.

SDR	Swedish Depositary Receipt

SGPS	Sociedad Gestora de Participacoes Sociais: Portuguese term for holding corporation.

SpA	Societa per Azioni: Italian term for Public Limited Company.

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

£ The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year

58 | JUNE 30, 2013

ended June 30, 2013. Except for the value at year end, all other information in the table is for the year ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

INTECH Global Dividend Fund
Janus Cash Liquidity Fund LLC	6,163,219	$6,163,219	(6,018,219)	$(6,018,219)	$–	$249	$205,000

INTECH International Fund
Janus Cash Liquidity Fund LLC	34,674,987	34,674,987	(34,909,056)	(34,909,056)	–	1,034	–

INTECH U.S. Core Fund
Janus Cash Liquidity Fund LLC	61,660,776	61,660,776	(60,326,111)	(60,326,111)	–	3,467	3,093,665

INTECH U.S. Growth Fund
Janus Cash Liquidity Fund LLC	37,996,321	37,996,321	(38,084,321)	(38,084,321)	–	1,858	1,107,000

INTECH U.S. Value Fund
Janus Cash Liquidity Fund LLC	10,732,555	10,732,555	(11,111,555)	(11,111,555)	–	749	289,000

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
INTECH Global Dividend Fund
Common Stock
Building Products – Cement and Aggregate	$14,572	$14,964	$–
Cellular Telecommunications	33,841	26,312	–
Satellite Telecommunications	33,018	28,061	–
All Other	9,024,605	–	–

Preferred Stock	–	45,253	–

Right	433	–	–

Money Market	–	205,000	–

Total Investments in Securities	$9,106,469	$319,590	$–

Investments in Securities:
INTECH International Fund
Common Stock
Building Products – Cement and Aggregate	$868,379	$39,432	$–
All Other	59,438,416	–	–

Preferred Stock	–	218,996	–

Rights	684	–	–

Total Investments in Securities	$60,307,479	$258,428	$–

Investments in Securities:
INTECH U.S. Core Fund
Common Stock	$426,886,100	$–	$–

Money Market	–	3,093,665	–

Total Investments in Securities	$426,886,100	$3,093,665	$–

Investments in Securities:
INTECH U.S. Growth Fund
Common Stock	$260,856,737	$–	$–

Money Market	–	1,107,000	–

Total Investments in Securities	$260,856,737	$1,107,000	$–

Investments in Securities:
INTECH U.S. Value Fund
Common Stock	$85,541,184	$–	$–

Money Market	–	289,000	–

Janus Mathematical Funds | 59

Notes to Schedules of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Total Investments in Securities	$85,541,184	$289,000	$–

60 | JUNE 30, 2013

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Janus Mathematical Funds | 61

Statements of Assets and Liabilities

As of June 30, 2013
(all numbers in thousands except net asset value per share)	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Assets:
Investments at cost	$9,070	$56,790	$348,743	$204,677	$70,559
Unaffiliated investments at value	$9,221	$60,566	$426,886	$260,857	$85,541
Affiliated investments at value	205	–	3,094	1,107	289
Cash	41	–	354	63	–
Cash denominated in foreign currency(1)	3	9	–	–	–
Receivables:
Investments sold	–	330	–	–	–
Fund shares sold	3	42	2,718	185	110
Dividends	26	118	406	242	95
Foreign dividend tax reclaim	6	40	–	–	–
Due from adviser	11	–	–	–	–
Non-interested Trustees’ deferred compensation	–	1	7	5	1
Other assets	–	–	–	2	–
Total Assets	9,516	61,106	433,465	262,461	86,036
Liabilities:
Payables:
Due to custodian	–	107	–	–	18
Investments purchased	155	–	–	–	–
Fund shares repurchased	1	34	107	48	35
Dividends	–	–	–	–	–
Advisory fees	4	28	212	110	36
Fund administration fees	–	1	3	2	1
Internal servicing cost	–	–	1	1	1
Administrative services fees	1	–	45	7	–
Distribution fees and shareholder servicing fees	1	–	12	8	2
Administrative, networking and omnibus fees	–	–	5	19	3
Non-interested Trustees’ fees and expenses	–	–	3	2	1
Non-interested Trustees’ deferred compensation fees	–	1	7	5	1
Accrued expenses and other payables	62	48	130	93	42
Total Liabilities	224	219	525	295	140
Net Assets	$9,292	$60,887	$432,940	$262,166	$85,896

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities  (continued)

As of June 30, 2013
(all numbers in thousands except net asset value per share)	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$8,216	$59,240	$362,633	$393,591	$61,112
Undistributed net investment income*	50	466	1,387	710	777
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	671	(2,589)	(12,318)	(189,423)	8,735
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	355	3,770	81,238	57,288	15,272
Total Net Assets	$9,292	$60,887	$432,940	$262,166	$85,896
Net Assets - Class A Shares	$1,625	$473	$16,242	$5,445	$7,348
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	140	59	920	324	590
Net Asset Value Per Share(2)	$11.60	$8.07	$17.66	$16.80	$12.45
Maximum Offering Price Per Share(3)	$12.31	$8.56	$18.74	$17.82	$13.21
Net Assets - Class C Shares	$489	$113	$9,154	$3,232	$380
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42	14	520	200	31
Net Asset Value Per Share(2)	$11.56	$8.14	$17.59	$16.18	$12.43
Net Assets - Class D Shares	$4,706	N/A	$220,548	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	407	N/A	12,480	N/A	N/A
Net Asset Value Per Share	$11.58	N/A	$17.67	N/A	N/A
Net Assets - Class I Shares	$1,571	$59,981	$71,592	$218,980	$77,625
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	135	7,471	4,049	13,129	6,204
Net Asset Value Per Share	$11.62	$8.03	$17.68	$16.68	$12.51
Net Assets - Class S Shares	$286	$118	$5,996	$18,867	$64
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25	15	339	1,128	5
Net Asset Value Per Share	$11.58	$8.09	$17.66	$16.73	$12.53
Net Assets - Class T Shares	$615	$202	$109,408	$15,642	$479
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53	25	6,192	941	38
Net Asset Value Per Share	$11.60	$8.01	$17.67	$16.62	$12.48

*	See Note 4 in Notes to Financial Statements.
(1)	Includes cost of $2,904 and $9,416 for INTECH Global Dividend Fund and INTECH International Fund, respectively.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

For the year ended June 30, 2013
(all numbers in thousands)	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Investment Income:
Interest	$–	$–	$1	$–	$–
Dividends	392	1,267	7,447	5,157	2,388
Dividends from affiliates	–	1	3	2	1
Other Income	–	2	–	–	–
Foreign tax withheld	(22)	(65)	(6)	(10)	(5)
Total Investment Income	370	1,205	7,445	5,149	2,384
Expenses:
Advisory fees	49	239	2,209	1,450	501
Internal servicing expense - Class A Shares	–	–	2	1	1
Internal servicing expense - Class C Shares	–	–	2	1	–
Internal servicing expense - Class I Shares	–	2	3	18	6
Shareholder reports expense	8	1	80	5	3
Transfer agent fees and expenses	2	1	61	1	1
Registration fees	86	63	118	72	78
Custodian fees	9	17	2	–	–
Professional fees	49	62	43	42	50
Non-interested Trustees’ fees and expenses	–	1	9	3	2
Fund administration fees	1	4	37	29	10
Administrative services fees - Class D Shares	4	N/A	231	N/A	N/A
Administrative services fees - Class S Shares	2	1	12	44	–
Administrative services fees - Class T Shares	3	–	232	11	1
Distribution fees and shareholder servicing fees - Class A Shares	2	1	34	16	16
Distribution fees and shareholder servicing fees - Class C Shares	8	–	75	30	2
Distribution fees and shareholder servicing fees - Class S Shares	2	1	12	44	–
Administrative, networking and omnibus fees - Class A Shares	–	–	6	5	3
Administrative, networking and omnibus fees - Class C Shares	–	–	5	–	–
Administrative, networking and omnibus fees - Class I Shares	–	–	41	45	8
Other expenses	13	12	28	23	14
Total Expenses	238	405	3,242	1,840	696
Expense and Fee Offset	–	–	–	–	–
Less: Excess Expense Reimbursement	(173)	(1)	(4)	(1)	–
Net Expenses after Waivers and Expense Offsets	65	404	3,238	1,839	696
Net Investment Income	305	801	4,207	3,310	1,688
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	710	3,288	35,422	41,882	17,715
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	188	3,480	30,498	2,921	3,856
Net Gain on Investments	898	6,768	65,920	44,803	21,571
Net Increase in Net Assets Resulting from Operations	$1,203	$7,569	$70,127	$48,113	$23,259

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	INTECH Global		INTECH International		INTECH U.S.
For each year or period ended June 30	Dividend Fund		Fund		Core Fund		INTECH U.S. Growth Fund		INTECH U.S. Value Fund
(all numbers in thousands)	2013	2012(1)	2013	2012	2013	2012	2013	2012	2013	2012

Operations:
Net investment income	$305	$155	$801	$635	$4,207	$3,758	$3,310	$2,857	$1,688	$1,686
Net realized gain/(loss) from investment and foreign currency transactions	710	(21)	3,288	(3,188)	35,422	17,076	41,882	18,604	17,715	2,082
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	188	168	3,480	(290)	30,498	(8,376)	2,921	(10,496)	3,856	(870)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,203	302	7,569	(2,843)	70,127	12,458	48,113	10,965	23,259	2,898
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(36)	(14)	(6)	(4)	(154)	(130)	(61)	(61)	(109)	(75)
Class C Shares	(22)	(15)	(6)	(5)	(41)	–	(11)	–	(2)	–
Class D Shares	(114)	(30)	N/A	N/A	(2,635)	(1,628)	N/A	N/A	N/A	N/A
Class I Shares	(70)	(28)	(945)	(300)	(853)	(566)	(3,721)	(2,545)	(1,947)	(1,531)
Class S Shares	(24)	(14)	(5)	(4)	(45)	(29)	(156)	(72)	(2)	(2)
Class T Shares	(44)	(18)	(2)	–	(1,228)	(646)	(38)	(1)	(1)	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–	–	–	–	–
Class D Shares	–	–	N/A	N/A	–	–	N/A	N/A	N/A	N/A
Class I Shares	–	–	–	–	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(310)	(119)	(964)	(313)	(4,956)	(2,999)	(3,987)	(2,679)	(2,061)	(1,608)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	INTECH Global		INTECH International		INTECH U.S.
For each year or period ended June 30	Dividend Fund		Fund		Core Fund		INTECH U.S. Growth Fund		INTECH U.S. Value Fund
(all numbers in thousands)	2013	2012(1)	2013	2012	2013	2012	2013	2012	2013	2012

Capital Share Transactions:
Shares Sold
Class A Shares	1,391	882	368	–	6,559	3,096	1,430	1,732	1,387	1,133
Class C Shares	167	897	–	488	2,543	1,060	482	412	200	67
Class D Shares	4,608	2,274	N/A	N/A	35,993	22,664	N/A	N/A	N/A	N/A
Class I Shares	570	1,914	25,143	21,044	30,499	12,645	17,214	20,446	5,633	9,047
Class S Shares	–	833	–	8	2,544	1,503	2,921	8,006	–	–
Class T Shares	587	1,188	189	22	29,253	22,524	16,075	81	421	40
Redemption Fees
Class D Shares	N/A	N/A	N/A	N/A	N/A	10	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A	24	N/A	4	N/A	10	N/A	–
Class S Shares	N/A	N/A	N/A	–	N/A	2	N/A	2	N/A	–
Class T Shares	N/A	N/A	N/A	–	N/A	8	N/A	–	N/A	–
Reinvested Dividends and Distributions
Class A Shares	36	14	6	4	149	116	52	55	107	74
Class C Shares	22	15	6	5	18	–	6	–	1	–
Class D Shares	111	30	N/A	N/A	2,600	1,610	N/A	N/A	N/A	N/A
Class I Shares	70	28	945	300	563	395	3,137	2,069	1,903	1,494
Class S Shares	24	14	5	4	45	29	156	72	2	2
Class T Shares	44	18	2	–	1,212	637	38	1	1	–
Shares Repurchased
Class A Shares	(799)	–	(380)	–	(6,263)	(4,716)	(4,360)	(3,940)	(942)	(832)
Class C Shares	(746)	–	(381)	(451)	(1,207)	(1,544)	(447)	(1,397)	(6)	(133)
Class D Shares	(2,356)	(201)	N/A	N/A	(27,474)	(27,638)	N/A	N/A	N/A	N/A
Class I Shares	(1,193)	(75)	(8,175)	(3,664)	(19,232)	(19,545)	(105,457)	(88,878)	(43,493)	(11,586)
Class S Shares	(723)	–	(364)	(7)	(2,092)	(1,908)	(4,136)	(5,580)	(189)	–
Class T Shares	(1,419)	(9)	(48)	–	(21,211)	(16,423)	(907)	(54)	(47)	(1)
Net Increase/(Decrease) from Capital Share Transactions	394	7,822	17,316	17,777	34,499	(5,471)	(73,796)	(66,963)	(35,022)	(695)
Net Increase/(Decrease) in Net Assets	1,287	8,005	23,921	14,621	99,670	3,988	(29,670)	(58,677)	(13,824)	595
Net Assets:
Beginning of period	8,005	–	36,966	22,345	333,270	329,282	291,836	350,513	99,720	99,125
End of period	$9,292	$8,005	$60,887	$36,966	$432,940	$333,270	$262,166	$291,836	$85,896	$99,720

Undistributed Net Investment Income*	$50	$36	$466	$508	$1,387	$2,133	$710	$1,390	$777	$1,147

*	See Note 4 in Notes to Financial Statements.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.

See Notes to Financial Statements.

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71

Financial Highlights

Class A Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations:
Net investment income	0.35	0.22
Net gain/(loss) on investments (both realized and unrealized)	1.24	0.35
Total from Investment Operations	1.59	0.57
Less Distributions:
Dividends (from net investment income)*	(0.39)	(0.17)
Distributions (from capital gains)*	–	–
Total Distributions	(0.39)	(0.17)
Net Asset Value, End of Period	$11.60	$10.40
Total Return**	15.41%	5.70%
Net Assets, End of Period (in thousands)	$1,625	$931
Average Net Assets for the Period (in thousands)	$996	$881
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.69%	5.56%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	1.02%
Ratio of Net Investment Income to Average Net Assets***	3.18%	4.01%
Portfolio Turnover Rate	116%	24%

Class A Shares

For a share outstanding during each year or period ended June 30	INTECH International Fund
and each year ended July 31	2013	2012	2011	2010(2)	2009	2008

Net Asset Value, Beginning of Period	$6.79	$8.10	$6.16	$6.56	$8.97	$9.93
Income from Investment Operations:
Net investment income	0.22	0.12	0.66	0.13	0.16	0.20
Net gain/(loss) on investments (both realized and unrealized)	1.21	(1.36)	1.39	(0.47)	(2.31)	(1.01)
Total from Investment Operations	1.43	(1.24)	2.05	(0.34)	(2.15)	(0.81)
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.07)	(0.11)	(0.06)	(0.26)	(0.15)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.15)	(0.07)	(0.11)	(0.06)	(0.26)	(0.15)
Net Asset Value, End of Period	$8.07	$6.79	$8.10	$6.16	$6.56	$8.97
Total Return**	21.27%	(15.33)%	33.42%	(5.32)%	(23.53)%	(8.35)%
Net Assets, End of Period (in thousands)	$473	$445	$526	$1,684	$1,836	$2,326
Average Net Assets for the Period (in thousands)	$317	$452	$1,910	$1,900	$1,632	$2,507
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.22%	1.42%	3.22%	4.61%	6.45%	4.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.22%	1.26%	1.07%(3)	0.73%(3)	0.64%(3)	0.90%
Ratio of Net Investment Income to Average Net Assets***	1.26%	1.72%	2.05%	1.87%	2.62%	1.92%
Portfolio Turnover Rate	143%	140%	179%	119%^	115%	105%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.25% in 2011, 1.25% in 2010 and 0.93% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

72 | JUNE 30, 2013

Class A Shares

For a share outstanding during each year or period ended June 30 and the	INTECH U.S. Core Fund
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.72	$14.31	$10.72	$10.56	$9.26
Income from Investment Operations:
Net investment income	0.18	0.15	0.10	0.07	0.05
Net gain/(loss) on investments (both realized and unrealized)	2.96	0.39	3.58	0.16	1.25
Total from Investment Operations	3.14	0.54	3.68	0.23	1.30
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.13)	(0.09)	(0.07)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.20)	(0.13)	(0.09)	(0.07)	–
Net Asset Value, End of Period	$17.66	$14.72	$14.31	$10.72	$10.56
Total Return**	21.48%	3.83%	34.44%	2.11%	14.04%
Net Assets, End of Period (in thousands)	$16,242	$13,486	$14,544	$11,026	$13,008
Average Net Assets for the Period (in thousands)	$13,430	$13,834	$13,331	$12,844	$14,686
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.98%	0.99%	0.98%	1.15%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	0.99%	0.98%	1.06%	1.08%
Ratio of Net Investment Income to Average Net Assets***	1.05%	1.03%	0.82%	0.85%	1.20%
Portfolio Turnover Rate	67%	73%	93%	80%^	111%

Class A Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Growth Fund
and each year ended July 31	2013	2012	2011	2010(3)	2009	2008

Net Asset Value, Beginning of Period	$14.43	$14.07	$10.52	$9.80	$12.88	$14.45
Income from Investment Operations:
Net investment income	0.33	0.16	0.23	0.14	0.14	0.09
Net gain/(loss) on investments (both realized and unrealized)	2.19	0.29	3.44	0.64	(3.11)	(0.94)
Total from Investment Operations	2.52	0.45	3.67	0.78	(2.97)	(0.85)
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.09)	(0.12)	(0.06)	(0.11)	(0.08)
Distributions (from capital gains)*	–	–	–	–	–	(0.64)
Total Distributions	(0.15)	(0.09)	(0.12)	(0.06)	(0.11)	(0.72)
Net Asset Value, End of Period	$16.80	$14.43	$14.07	$10.52	$9.80	$12.88
Total Return**	17.57%	3.26%	35.03%	7.97%	(22.92)%	(6.54)%
Net Assets, End of Period (in thousands)	$5,445	$7,328	$9,208	$11,914	$18,215	$34,231
Average Net Assets for the Period (in thousands)	$6,267	$8,624	$9,550	$17,116	$20,041	$47,093
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.90%	0.92%	0.86%	0.90%	0.82%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.90%	0.92%	0.86%	0.90%	0.82%	0.78%
Ratio of Net Investment Income to Average Net Assets***	0.85%	0.65%	0.62%	0.71%	1.01%	0.57%
Portfolio Turnover Rate	81%	84%	96%	117%^	119%	125%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 73

Financial Highlights  (continued)

Class A Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Value Fund
and each year ended July 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$10.15	$10.03	$7.85	$7.36	$9.88	$11.68
Income from Investment Operations:
Net investment income	0.16	0.15	0.13	0.10	0.15	0.14
Net gain/(loss) on investments (both realized and unrealized)	2.33	0.11	2.16	0.43	(2.35)	(1.58)
Total from Investment Operations	2.49	0.26	2.29	0.53	(2.20)	(1.44)
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)	(0.13)
Distributions (from capital gains)*	–	–	–	–	–	(0.23)
Total Distributions	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)	(0.36)
Net Asset Value, End of Period	$12.45	$10.15	$10.03	$7.85	$7.36	$9.88
Total Return**	24.86%	2.71%	29.23%	7.21%	(22.01)%	(12.78)%
Net Assets, End of Period (in thousands)	$7,348	$5,494	$4,980	$3,694	$3,440	$1,032
Average Net Assets for the Period (in thousands)	$6,373	$5,099	$4,598	$3,815	$1,762	$680
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	0.92%	0.95%	1.05%	1.33%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	0.92%	0.95%	1.01%	0.74%	0.85%
Ratio of Net Investment Income to Average Net Assets***	1.37%	1.54%	1.38%	1.26%	2.28%	2.08%
Portfolio Turnover Rate	100%	100%	108%	92%^	100%	78%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

74 | JUNE 30, 2013

Class C Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.37	$10.00
Income from Investment Operations:
Net investment income	0.27	0.19
Net gain/(loss) on investments (both realized and unrealized)	1.22	0.35
Total from Investment Operations	1.49	0.54
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.17)
Distributions (from capital gains)*	–	–
Total Distributions	(0.30)	(0.17)
Net Asset Value, End of Period	$11.56	$10.37
Total Return**	14.50%	5.36%
Net Assets, End of Period (in thousands)	$489	$940
Average Net Assets for the Period (in thousands)	$793	$900
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.50%	6.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.51%	1.70%
Ratio of Net Investment Income to Average Net Assets***	2.26%	3.37%
Portfolio Turnover Rate	116%	24%

Class C Shares

For a share outstanding during each year or period ended June 30	INTECH International Fund
and each year ended July 31	2013	2012	2011	2010(2)	2009	2008

Net Asset Value, Beginning of Period	$6.78	$8.11	$6.17	$6.57	$8.93	$9.91
Income from Investment Operations:
Net investment income	2.46	0.17	0.58	0.13	0.16	0.13
Net gain/(loss) on investments (both realized and unrealized)	(0.93)	(1.43)	1.47	(0.47)	(2.30)	(1.01)
Total from Investment Operations	1.53	(1.26)	2.05	(0.34)	(2.14)	(0.88)
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.07)	(0.11)	(0.06)	(0.22)	(0.10)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.17)	(0.07)	(0.11)	(0.06)	(0.22)	(0.10)
Net Asset Value, End of Period	$8.14	$6.78	$8.11	$6.17	$6.57	$8.93
Total Return**	22.79%	(15.55)%	33.37%	(5.31)%	(23.61)%	(9.03)%
Net Assets, End of Period (in thousands)	$113	$433	$563	$1,642	$1,737	$2,274
Average Net Assets for the Period (in thousands)	$251	$574	$1,877	$1,827	$1,552	$2,485
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.32%	1.71%	3.96%	5.33%	7.20%	4.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	1.47%	1.21%(3)	0.73%(3)	0.69%(3)	1.65%
Ratio of Net Investment Income to Average Net Assets***	1.20%	1.33%	1.92%	1.88%	2.56%	1.17%
Portfolio Turnover Rate	143%	140%	179%	119%^	115%	105%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.00% in 2011, 2.00% in 2010 and 1.68% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 75

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each year or period ended June 30 and the	INTECH U.S. Core Fund
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.68	$14.26	$10.71	$10.54	$9.26
Income from Investment Operations:
Net investment income/(loss)	0.04	0.03	–	0.03	0.02
Net gain/(loss) on investments (both realized and unrealized)	2.96	0.39	3.56	0.16	1.26
Total from Investment Operations	3.00	0.42	3.56	0.19	1.28
Less Distributions:
Dividends (from net investment income)*	(0.09)	–	(0.01)	(0.02)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.09)	–	(0.01)	(0.02)	–
Net Asset Value, End of Period	$17.59	$14.68	$14.26	$10.71	$10.54
Total Return**	20.51%	2.95%	33.26%	1.82%	13.82%
Net Assets, End of Period (in thousands)	$9,154	$6,450	$6,755	$6,452	$7,938
Average Net Assets for the Period (in thousands)	$7,536	$6,402	$6,690	$7,678	$8,527
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.77%	1.83%	1.80%	1.56%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.77%	1.83%	1.80%	1.56%	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.25%	0.20%	(0.01)%	0.35%	0.44%
Portfolio Turnover Rate	67%	73%	93%	80%^	111%

Class C Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Growth Fund
and each year ended July 31	2013	2012	2011	2010(3)	2009	2008

Net Asset Value, Beginning of Period	$13.92	$13.58	$10.15	$9.50	$12.45	$14.03
Income from Investment Operations:
Net investment income/(loss)	0.04	(0.28)	(0.22)	(0.14)	(0.05)	(0.11)
Net gain/(loss) on investments (both realized and unrealized)	2.28	0.62	3.65	0.81	(2.88)	(0.83)
Total from Investment Operations	2.32	0.34	3.43	0.67	(2.93)	(0.94)
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	–	–	(0.02)	(0.02)	–
Distributions (from capital gains)*	–	–	–	–	–	(0.64)
Redemption fees	N/A	–	–	–(4)	–	–
Total Distributions and Other	(0.06)	–	–	(0.02)	(0.02)	(0.64)
Net Asset Value, End of Period	$16.18	$13.92	$13.58	$10.15	$9.50	$12.45
Total Return**	16.70%	2.50%	33.79%	7.05%	(23.53)%	(7.31)%
Net Assets, End of Period (in thousands)	$3,232	$2,742	$3,717	$3,928	$4,921	$8,767
Average Net Assets for the Period (in thousands)	$2,999	$3,089	$4,005	$4,571	$5,469	$12,982
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.60%	1.71%	1.71%	2.82%	1.67%	1.60%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.60%	1.71%	1.70%	1.93%	1.62%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.15%	(0.15)%	(0.25)%	(0.32)%	0.21%	(0.25)%
Portfolio Turnover Rate	81%	84%	96%	117%^	119%	125%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

76 | JUNE 30, 2013

Class C Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Value Fund
and each year ended July 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$10.14	$9.94	$7.81	$7.35	$9.78	$11.61
Income from Investment Operations:
Net investment income/(loss)	(0.08)	0.18	0.14	0.03	0.12	0.23
Net gain/(loss) on investments (both realized and unrealized)	2.49	0.02	2.05	0.45	(2.34)	(1.75)
Total from Investment Operations	2.41	0.20	2.19	0.48	(2.22)	(1.52)
Less Distributions:
Dividends (from net investment income)*	(0.12)	–	(0.06)	(0.02)	(0.21)	(0.08)
Distributions (from capital gains)*	–	–	–	–	–	(0.23)
Total Distributions	(0.12)	–	(0.06)	(0.02)	(0.21)	(0.31)
Net Asset Value, End of Period	$12.43	$10.14	$9.94	$7.81	$7.35	$9.78
Total Return**	23.97%	2.01%	28.03%	6.51%	(22.52)%	(13.49)%
Net Assets, End of Period (in thousands)	$380	$147	$217	$330	$281	$342
Average Net Assets for the Period (in thousands)	$206	$164	$432	$324	$266	$860
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.69%	1.72%	1.74%	1.80%	1.99%	1.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.69%	1.61%	1.74%	1.76%	1.47%	1.60%
Ratio of Net Investment Income to Average Net Assets***	0.57%	0.81%	0.58%	0.51%	1.94%	1.36%
Portfolio Turnover Rate	100%	100%	108%	92%^	100%	78%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 77

Financial Highlights  (continued)

Class D Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.39	$10.00
Income from Investment Operations:
Net investment income	0.42	0.21
Net gain/(loss) on investments (both realized and unrealized)	1.17	0.35
Total from Investment Operations	1.59	0.56
Less Distributions:
Dividends (from net investment income)*	(0.40)	(0.17)
Distributions (from capital gains)*	–	–
Total Distributions	(0.40)	(0.17)
Net Asset Value, End of Period	$11.58	$10.39
Total Return**	15.49%	5.60%
Net Assets, End of Period (in thousands)	$4,706	$2,124
Average Net Assets for the Period (in thousands)	$3,161	$1,727
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.57%	5.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.67%	1.32%
Ratio of Net Investment Income to Average Net Assets***	3.91%	4.09%
Portfolio Turnover Rate	116%	24%

Class D Shares

	INTECH U.S. Core Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$14.74	$14.32	$10.74	$10.95
Income from Investment Operations:
Net investment income	0.19	0.17	0.13	0.05
Net gain/(loss) on investments (both realized and unrealized)	2.97	0.39	3.59	(0.26)
Total from Investment Operations	3.16	0.56	3.72	(0.21)
Less Distributions and Other:
Dividends (from net investment income)*	(0.23)	(0.14)	(0.14)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)
Total Distributions and Other	(0.23)	(0.14)	(0.14)	–
Net Asset Value, End of Period	$17.67	$14.74	$14.32	$10.74
Total Return**	21.62%	3.96%	34.74%	(1.92)%
Net Assets, End of Period (in thousands)	$220,548	$174,853	$173,097	$135,712
Average Net Assets for the Period (in thousands)	$192,611	$168,338	$156,479	$150,392
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.85%	0.84%	0.82%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.85%	0.84%	0.82%	0.60%
Ratio of Net Investment Income to Average Net Assets***	1.17%	1.20%	0.96%	1.22%
Portfolio Turnover Rate	67%	73%	93%	80%^

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from February 16, 2010 (inception date) through June 30, 2010.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

78 | JUNE 30, 2013

Class I Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.42	$10.00
Income from Investment Operations:
Net investment income	0.46	0.23
Net gain/(loss) on investments (both realized and unrealized)	1.15	0.36
Total from Investment Operations	1.61	0.59
Less Distributions:
Dividends (from net investment income)*	(0.41)	(0.17)
Distributions (from capital gains)*	–	–
Total Distributions	(0.41)	(0.17)
Net Asset Value, End of Period	$11.62	$10.42
Total Return**	15.66%	5.90%
Net Assets, End of Period (in thousands)	$1,571	$1,897
Average Net Assets for the Period (in thousands)	$1,927	$1,542
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.45%	5.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.51%	0.75%
Ratio of Net Investment Income to Average Net Assets***	3.63%	4.64%
Portfolio Turnover Rate	116%	24%

Class I Shares

For a share outstanding during each year or period ended	INTECH International Fund
June 30 and each year ended July 31	2013	2012	2011	2010(2)	2009	2008

Net Asset Value, Beginning of Period	$6.77	$8.06	$6.14	$6.55	$8.98	$9.93
Income from Investment Operations:
Net investment income	0.18	0.12	0.03	0.13	0.15	0.22
Net gain/(loss) on investments (both realized and unrealized)	1.28	(1.35)	2.00	(0.48)	(2.30)	(1.01)
Total from Investment Operations	1.46	(1.23)	2.03	(0.35)	(2.15)	(0.79)
Less Distributions and Other:
Dividends (from net investment income)*	(0.20)	(0.06)	(0.11)	(0.06)	(0.28)	(0.16)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	–(3)	–	–(3)	–	–
Total Distributions and Other	(0.20)	(0.06)	(0.11)	(0.06)	(0.28)	(0.16)
Net Asset Value, End of Period	$8.03	$6.77	$8.06	$6.14	$6.55	$8.98
Total Return**	21.78%	(15.18)%	33.20%	(5.48)%	(23.56)%	(8.09)%
Net Assets, End of Period (in thousands)	$59,981	$35,608	$20,713	$1,180	$2,327	$2,571
Average Net Assets for the Period (in thousands)	$42,583	$29,910	$1,393	$2,223	$1,935	$2,694
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.92%	1.13%	3.08%	4.68%	6.34%	3.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	1.00%	0.86%	1.00%	0.68%	0.65%
Ratio of Net Investment Income to Average Net Assets***	1.86%	2.05%	2.28%	1.38%	2.65%	2.18%
Portfolio Turnover Rate	143%	140%	179%	119%^	115%	105%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Mathematical Funds | 79

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each year or period ended June 30 and the	INTECH U.S. Core Fund
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.75	$14.33	$10.75	$10.57	$9.26
Income from Investment Operations:
Net investment income	0.19	0.20	0.16	0.11	0.05
Net gain/(loss) on investments (both realized and unrealized)	2.99	0.37	3.57	0.16	1.26
Total from Investment Operations	3.18	0.57	3.73	0.27	1.31
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	(0.15)	(0.15)	(0.09)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.25)	(0.15)	(0.15)	(0.09)	–
Net Asset Value, End of Period	$17.68	$14.75	$14.33	$10.75	$10.57
Total Return**	21.75%	4.06%	34.84%	2.51%	14.15%
Net Assets, End of Period (in thousands)	$71,592	$50,196	$55,567	$50,382	$45,795
Average Net Assets for the Period (in thousands)	$56,472	$52,297	$53,512	$51,959	$49,319
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.72%	0.72%	0.53%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.72%	0.72%	0.53%	0.78%
Ratio of Net Investment Income to Average Net Assets***	1.27%	1.31%	1.07%	1.37%	1.49%
Portfolio Turnover Rate	67%	73%	93%	80%^	111%

Class I Shares

For a share outstanding during each year or period ended	INTECH U.S. Growth Fund
June 30 and each year ended July 31	2013	2012	2011	2010(4)	2009	2008

Net Asset Value, Beginning of Period	$14.35	$13.97	$10.45	$9.72	$12.84	$14.40
Income from Investment Operations:
Net investment income	0.18	0.13	0.13	0.12	0.12	0.11
Net gain/(loss) on investments (both realized and unrealized)	2.36	0.37	3.55	0.69	(3.07)	(0.93)
Total from Investment Operations	2.54	0.50	3.68	0.81	(2.95)	(0.82)
Less Distributions and Other:
Dividends (from net investment income)*	(0.21)	(0.12)	(0.16)	(0.08)	(0.17)	(0.10)
Distributions (from capital gains)*	–	–	–	–	–	(0.64)
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.21)	(0.12)	(0.16)	(0.08)	(0.17)	(0.74)
Net Asset Value, End of Period	$16.68	$14.35	$13.97	$10.45	$9.72	$12.84
Total Return**	17.89%	3.64%	35.31%	8.29%	(22.76)%	(6.33)%
Net Assets, End of Period (in thousands)	$218,980	$264,411	$323,567	$379,401	$807,347	$1,224,054
Average Net Assets for the Period (in thousands)	$258,682	$287,232	$329,686	$768,204	$857,115	$1,288,020
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.58%	0.62%	0.63%	0.62%	0.55%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.58%	0.62%	0.63%	0.61%	0.55%	0.53%
Ratio of Net Investment Income to Average Net Assets***	1.20%	0.95%	0.84%	1.00%	1.30%	0.79%
Portfolio Turnover Rate	81%	84%	96%	117%^	119%	125%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

80 | JUNE 30, 2013

Class I Shares

For a share outstanding during each year or period ended	INTECH U.S. Value Fund
June 30 and each year ended July 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$10.19	$10.07	$7.89	$7.37	$9.91	$11.70
Income from Investment Operations:
Net investment income	0.22	0.17	0.15	0.11	0.18	0.22
Net gain/(loss) on investments (both realized and unrealized)	2.32	0.12	2.16	0.45	(2.38)	(1.64)
Total from Investment Operations	2.54	0.29	2.31	0.56	(2.20)	(1.42)
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)	(0.14)
Distributions (from capital gains)*	–	–	–	–	–	(0.23)
Redemption fees	N/A	–(2)	–	–(2)	–(2)	–(2)
Total Distributions and Other	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)	(0.37)
Net Asset Value, End of Period	$12.51	$10.19	$10.07	$7.89	$7.37	$9.91
Total Return**	25.23%	2.96%	29.38%	7.62%	(21.96)%	(12.54)%
Net Assets, End of Period (in thousands)	$77,625	$93,800	$93,695	$66,137	$59,647	$63,472
Average Net Assets for the Period (in thousands)	$93,335	$89,976	$84,034	$69,502	$53,614	$57,513
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.67%	0.67%	0.68%	0.77%	0.96%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.67%	0.67%	0.68%	0.75%	0.61%	0.60%
Ratio of Net Investment Income to Average Net Assets***	1.71%	1.78%	1.64%	1.53%	2.79%	2.34%
Portfolio Turnover Rate	100%	100%	108%	92%^	100%	78%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Mathematical Funds | 81

Financial Highlights  (continued)

Class S Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.39	$10.00
Income from Investment Operations:
Net investment income	0.43	0.21
Net gain/(loss) on investments (both realized and unrealized)	1.15	0.35
Total from Investment Operations	1.58	0.56
Less Distributions:
Dividends (from net investment income)*	(0.39)	(0.17)
Distributions (from capital gains)*	–	–
Total Distributions	(0.39)	(0.17)
Net Asset Value, End of Period	$11.58	$10.39
Total Return**	15.40%	5.60%
Net Assets, End of Period (in thousands)	$286	$880
Average Net Assets for the Period (in thousands)	$726	$872
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.96%	5.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	1.26%
Ratio of Net Investment Income to Average Net Assets***	2.86%	3.77%
Portfolio Turnover Rate	116%	24%

Class S Shares

For a share outstanding during each year or period ended June 30	INTECH International Fund
and each year ended July 31	2013	2012	2011	2010(2)	2009	2008

Net Asset Value, Beginning of Period	$6.79	$8.12	$6.16	$6.56	$8.95	$9.92
Income from Investment Operations:
Net investment income	2.47	0.10	0.70	0.13	0.16	0.18
Net gain/(loss) on investments (both realized and unrealized)	(1.02)	(1.36)	1.37	(0.47)	(2.30)	(1.02)
Total from Investment Operations	1.45	(1.26)	2.07	(0.34)	(2.14)	(0.84)
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.07)	(0.11)	(0.06)	(0.25)	(0.13)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.15)	(0.07)	(0.11)	(0.06)	(0.25)	(0.13)
Net Asset Value, End of Period	$8.09	$6.79	$8.12	$6.16	$6.56	$8.95
Total Return**	21.48%	(15.54)%	33.75%	(5.32)%	(23.54)%	(8.61)%
Net Assets, End of Period (in thousands)	$118	$421	$498	$1,642	$1,733	$2,268
Average Net Assets for the Period (in thousands)	$254	$432	$1,870	$1,831	$1,551	$2,477
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.48%	1.66%	3.46%	4.83%	6.66%	4.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.29%	1.44%	1.07%(3)	0.72%(3)	0.65%(3)	1.15%
Ratio of Net Investment Income to Average Net Assets***	1.09%	1.52%	2.05%	1.89%	2.60%	1.67%
Portfolio Turnover Rate	143%	140%	179%	119%^	115%	105%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.50% in 2011, 1.50% in 2010 and 1.18% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

82 | JUNE 30, 2013

Class S Shares

For a share outstanding during each year or period ended June 30 and the	INTECH U.S. Core Fund
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.73	$14.29	$10.73	$10.55	$9.26
Income from Investment Operations:
Net investment income/(loss)	0.16	0.12	0.08	0.07	0.04
Net gain/(loss) on investments (both realized and unrealized)	2.94	0.40	3.57	0.17	1.25
Total from Investment Operations	3.10	0.52	3.65	0.24	1.29
Less Distributions and Other:
Dividends (from net investment income)*	(0.17)	(0.09)	(0.09)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	0.01	–(3)	–(3)	–(3)
Total Distributions and Other	(0.17)	(0.08)	(0.09)	(0.06)	–
Net Asset Value, End of Period	$17.66	$14.73	$14.29	$10.73	$10.55
Total Return**	21.20%	3.75%	34.11%	2.26%	13.93%
Net Assets, End of Period (in thousands)	$5,996	$4,645	$4,836	$3,888	$4,558
Average Net Assets for the Period (in thousands)	$4,857	$4,525	$4,423	$4,677	$5,179
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.17%	1.16%	1.18%	1.03%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.16%	1.18%	1.02%	1.25%
Ratio of Net Investment Income to Average Net Assets***	0.86%	0.88%	0.61%	0.89%	1.02%
Portfolio Turnover Rate	67%	73%	93%	80%^	111%

Class S Shares

For a share outstanding during each year or period ended	INTECH U.S. Growth Fund
June 30 and each year ended July 31	2013	2012	2011	2010(4)	2009	2008

Net Asset Value, Beginning of Period	$14.39	$14.02	$10.48	$9.77	$12.81	$14.36
Income from Investment Operations:
Net investment income/(loss)	0.15	(0.06)	0.33	0.20	0.33	0.11
Net gain/(loss) on investments (both realized and unrealized)	2.33	0.49	3.31	0.56	(3.30)	(0.98)
Total from Investment Operations	2.48	0.43	3.64	0.76	(2.97)	(0.87)
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.06)	(0.10)	(0.05)	(0.07)	(0.04)
Distributions (from capital gains)*	–	–	–	–	–	(0.64)
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.14)	(0.06)	(0.10)	(0.05)	(0.07)	(0.68)
Net Asset Value, End of Period	$16.73	$14.39	$14.02	$10.48	$9.77	$12.81
Total Return**	17.36%	3.14%	34.77%	7.73%	(23.09)%	(6.68)%
Net Assets, End of Period (in thousands)	$18,867	$17,270	$13,963	$15,629	$20,051	$70,963
Average Net Assets for the Period (in thousands)	$17,704	$15,590	$14,606	$18,507	$40,058	$117,236
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.06%	1.07%	1.07%	1.12%	1.04%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.06%	1.07%	1.07%	1.12%	1.04%	1.02%
Ratio of Net Investment Income to Average Net Assets***	0.70%	0.52%	0.40%	0.49%	0.77%	0.36%
Portfolio Turnover Rate	81%	84%	96%	117%^	119%	125%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 83

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Value Fund
and each year ended July 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$10.15	$10.02	$7.85	$7.37	$9.86	$11.66
Income from Investment Operations:
Net investment income	0.90	0.13	0.15	0.08	0.17	0.20
Net gain/(loss) on investments (both realized and unrealized)	1.63	0.11	2.11	0.44	(2.38)	(1.67)
Total from Investment Operations	2.53	0.24	2.26	0.52	(2.21)	(1.47)
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)	(0.10)
Distributions (from capital gains)*	–	–	–	–	–	(0.23)
Total Distributions	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)	(0.33)
Net Asset Value, End of Period	$12.53	$10.15	$10.02	$7.85	$7.37	$9.86
Total Return**	25.12%	2.48%	28.81%	7.00%	(22.15)%	(12.98)%
Net Assets, End of Period (in thousands)	$64	$221	$216	$214	$200	$257
Average Net Assets for the Period (in thousands)	$132	$208	$254	$225	$192	$284
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.16%	1.15%	1.17%	1.27%	1.44%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	1.09%	1.17%	1.26%	0.97%	1.10%
Ratio of Net Investment Income to Average Net Assets***	1.41%	1.36%	1.16%	1.02%	2.43%	1.84%
Portfolio Turnover Rate	100%	100%	108%	92%^	100%	78%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

84 | JUNE 30, 2013

Class T Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations:
Net investment income	0.46	0.22
Net gain/(loss) on investments (both realized and unrealized)	1.14	0.35
Total from Investment Operations	1.60	0.57
Less Distributions:
Dividends (from net investment income)*	(0.40)	(0.17)
Distributions (from capital gains)*	–	–
Total Distributions	(0.40)	(0.17)
Net Asset Value, End of Period	$11.60	$10.40
Total Return**	15.55%	5.70%
Net Assets, End of Period (in thousands)	$615	$1,233
Average Net Assets for the Period (in thousands)	$1,249	$1,093
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.69%	5.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.27%	4.09%
Portfolio Turnover Rate	116%	24%

Class T Shares

For a share outstanding during each year or period ended June 30 and the	INTECH International Fund
period ended July 31, 2009	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$6.77	$8.09	$6.16	$6.55	$5.93
Income from Investment Operations:
Net investment income	0.08	0.06	0.17	0.12	–
Net gain/(loss) on investments (both realized and unrealized)	1.35	(1.31)	1.87	(0.45)	0.62
Total from Investment Operations	1.43	(1.25)	2.04	(0.33)	0.62
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.07)	(0.11)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.19)	(0.07)	(0.11)	(0.06)	–
Net Asset Value, End of Period	$8.01	$6.77	$8.09	$6.16	$6.55
Total Return**	21.30%	(15.47)%	33.26%	(5.17)%	10.46%
Net Assets, End of Period (in thousands)	$202	$59	$45	$10	$1
Average Net Assets for the Period (in thousands)	$70	$40	$29	$8	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.27%	1.41%	2.41%	4.81%	13.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.25%	0.54%(4)	0.31%(4)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.24%	1.80%	3.12%	2.47%	(0.35)%
Portfolio Turnover Rate	143%	140%	179%	119%^	115%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.25% in 2011 and 1.25% in 2010 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 85

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or period ended	INTECH U.S. Core Fund
June 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$14.74	$14.31	$10.74	$10.56	$10.21	$17.38
Income from Investment Operations:
Net investment income	0.18	0.15	0.12	0.12	0.18	0.24
Net gain/(loss) on investments (both realized and unrealized)	2.97	0.40	3.58	0.14	0.46	(5.75)
Total from Investment Operations	3.15	0.55	3.70	0.26	0.64	(5.51)
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.12)	(0.13)	(0.08)	(0.29)	(0.24)
Distributions (from capital gains)*	–	–	–	–	–	(1.42)
Redemption fees	N/A	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(0.22)	(0.12)	(0.13)	(0.08)	(0.29)	(1.66)
Net Asset Value, End of Period	$17.67	$14.74	$14.31	$10.74	$10.56	$10.21
Total Return**	21.58%	3.93%	34.53%	2.39%	6.70%	(34.82)%
Net Assets, End of Period (in thousands)	$109,408	$83,640	$74,483	$58,922	$222,932	$246,935
Average Net Assets for the Period (in thousands)	$92,764	$75,220	$66,619	$140,726	$215,954	$386,247
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.92%	0.91%	0.92%	0.79%	0.91%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.91%	0.92%	0.79%	0.91%	0.75%
Ratio of Net Investment Income to Average Net Assets***	1.11%	1.14%	0.87%	1.16%	1.78%	1.55%
Portfolio Turnover Rate	67%	73%	93%	80%^	111%	74%

Class T Shares

For a share outstanding during each year or period ended June 30 and the	INTECH U.S. Growth Fund
period ended July 31, 2009	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$14.33	$13.96	$10.48	$9.76	$8.98
Income from Investment Operations:
Net investment income	0.26	0.12	0.11	0.06	0.01
Net gain/(loss) on investments (both realized and unrealized)	2.24	0.33	3.54	0.73	0.77
Total from Investment Operations	2.50	0.45	3.65	0.79	0.78
Less Distributions and Other:
Dividends (from net investment income)*	(0.21)	(0.10)	(0.17)	(0.07)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	0.02	–	–	–
Total Distributions and Other	(0.21)	(0.08)	(0.17)	(0.07)	–
Net Asset Value, End of Period	$16.62	$14.33	$13.96	$10.48	$9.76
Total Return**	17.61%	3.45%	34.99%	8.11%	8.69%
Net Assets, End of Period (in thousands)	$15,642	$85	$58	$14	$1
Average Net Assets for the Period (in thousands)	$4,390	$74	$33	$10	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.83%	0.76%	0.85%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.81%	0.76%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	0.82%	0.79%	0.63%	0.67%	0.72%
Portfolio Turnover Rate	81%	84%	96%	117%^	119%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

86 | JUNE 30, 2013

Class T Shares

For a share outstanding during each year or period ended June 30 and the	INTECH U.S. Value Fund
period ended July 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.18	$10.05	$7.87	$7.37	$6.63
Income from Investment Operations:
Net investment income	0.19	0.13	0.15	0.05	0.01
Net gain on investments (both realized and unrealized)	2.31	0.13	2.15	0.49	0.73
Total from Investment Operations	2.50	0.26	2.30	0.54	0.74
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.13)	(0.12)	(0.04)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.20)	(0.13)	(0.12)	(0.04)	–
Net Asset Value, End of Period	$12.48	$10.18	$10.05	$7.87	$7.37
Total Return**	24.84%	2.73%	29.29%	7.31%	11.16%
Net Assets, End of Period (in thousands)	$479	$58	$17	$33	$1
Average Net Assets for the Period (in thousands)	$205	$36	$35	$20	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.91%	0.89%	0.95%	0.99%	1.47%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.89%	0.89%	0.95%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.28%	1.54%	1.39%	1.20%	2.08%
Portfolio Turnover Rate	100%	100%	108%	92%^	100%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Mathematical Funds | 87

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund and INTECH U.S. Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended June 30, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event

88 | JUNE 30, 2013

that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for INTECH Global Dividend Fund are normally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Janus Mathematical Funds | 89

Notes to Financial Statements (continued)

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the

90 | JUNE 30, 2013

fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended June 30, 2013.

Transfers Out
of Level 2 to
Fund	Level 1

INTECH Global Dividend Fund	$3,654,880
INTECH International Fund	18,112,802

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Other investments and strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited

Janus Mathematical Funds | 91

Notes to Financial Statements (continued)

to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing
To the extent that real estate-related securities may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee Rate (%)
Fund	Assets of the Fund	(annual rate)

INTECH Global Dividend Fund	All Asset Levels	0.55
INTECH International Fund	All Asset Levels	0.55
INTECH U.S. Core Fund	N/A	0.50
INTECH U.S. Growth Fund	All Asset Levels	0.50
INTECH U.S. Value Fund	All Asset Levels	0.50

For INTECH U.S. Core Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

INTECH U.S. Core Fund	S&P 500® Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by INTECH U.S. Core Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. Any applicable Performance Adjustments began January 2007 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark

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index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of INTECH U.S. Core Fund relative to the record of the Fund’s benchmark index and future changes to the size of INTECH U.S. Core Fund.

INTECH U.S. Core Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the year ended June 30, 2013, INTECH U.S. Core Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

INTECH U.S. Core Fund	$370,651

INTECH Investment Management LLC (“INTECH”) serves as subadviser to each Fund. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment for INTECH U.S. Core Fund, and after any fee waivers and expense reimbursements for INTECH Global Dividend Fund, INTECH International Fund and INTECH U.S. Value Fund). The subadvisory fee paid by Janus Capital to INTECH on behalf of INTECH U.S. Core Fund adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order

Janus Mathematical Funds | 93

Notes to Financial Statements (continued)

confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates shown below. Janus Capital has agreed to continue each waiver until at least November 1, 2013. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

INTECH Global Dividend Fund	0.50
INTECH International Fund	1.00
INTECH U.S. Core Fund	0.89
INTECH U.S. Growth Fund	0.90
INTECH U.S. Value Fund	0.75

For a period of three years subsequent to INTECH Global Dividend Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires December 15, 2014. For the year ended June 30, 2013, total reimbursement by Janus Capital was $170,590 for the Fund. As of June 30, 2013, the aggregate amount of recoupment that may potentially be made to Janus Capital is $342,832.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $243,941 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2013.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund pays for the salaries, fees, and expenses of certain Janus Capital

94 | JUNE 30, 2013

employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $487,826 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH Global Dividend Fund	$1,937
INTECH International Fund	511
INTECH U.S. Core Fund	3,965
INTECH U.S. Growth Fund	536
INTECH U.S. Value Fund	588

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended June 30, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

INTECH Global Dividend Fund	$118
INTECH U.S. Core Fund	413
INTECH U.S. Growth Fund	45

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

Janus Mathematical Funds | 95

Notes to Financial Statements (continued)

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the year ended June 30, 2013, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/12	Purchases	Purchases	Redemptions	Redemptions	at 6/30/13

INTECH Global Dividend Fund - Class A Shares	$833,333	$–	–	$(650,522)	2/25/13, 5/1/13	$182,811
INTECH Global Dividend Fund - Class C Shares	833,333	–	–	(631,190)	2/25/13, 5/1/13	202,143
INTECH Global Dividend Fund - Class D Shares	833,334	–	–	(833,334)	2/25/13, 5/1/13	–
INTECH Global Dividend Fund - Class I Shares	833,333	–	–	(802,050)	2/25/13, 5/1/13	31,283
INTECH Global Dividend Fund - Class S Shares	833,333	–	–	(621,559)	2/25/13, 5/1/13	211,774
INTECH Global Dividend Fund - Class T Shares	833,334	–	–	(694,375)	2/25/13, 5/1/13	138,959
INTECH International Fund - Class A Shares	411,445	–	–	(411,445)	9/20/12, 2/25/13	–
INTECH International Fund - Class C Shares	411,445	–	–	(411,445)	9/20/12, 2/25/13	–
INTECH International Fund - Class I Shares	686,890	–	–	(686,890)	9/20/12	–
INTECH International Fund - Class S Shares	411,445	–	–	(411,445)	9/20/12, 2/25/13	–
INTECH International Fund - Class T Shares	11,000	–	–	(11,000)	2/25/13	–
INTECH U.S. Value Fund - Class S Shares	190,524	–	–	(168,977)	9/20/12, 2/25/13	21,547

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

INTECH Global Dividend Fund	$278,582	$455,383	$–	$–	$–	$(562)	$342,915
INTECH International Fund	558,154	–	(2,583,629)	–	–	(5,067)	3,677,746
INTECH U.S. Core Fund	1,394,779	–	(12,191,995)	–	–	(6,958)	81,111,483
INTECH U.S. Growth Fund	714,989	–	(188,178,781)	–	–	(4,237)	56,042,795
INTECH U.S. Value Fund	778,595	8,988,186	–	–	–	(1,388)	15,018,713

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2013

				No Expiration		Accumulated
Fund	June 30, 2016	June 30, 2017	June 30, 2018	Short-Term	Long-Term	Capital Losses

INTECH International Fund(1)	$–	$(477,452)	$(2,035,662)	$(70,515)	$–	$(2,583,629)
INTECH U.S. Core Fund(1)	(10,191,816)	(2,000,179)	–	–	–	(12,191,995)
INTECH U.S. Growth Fund	–	(7,077,037)	(181,101,744)	–	–	(188,178,781)

(1)	Capital loss carryovers subject to annual limitations.

96 | JUNE 30, 2013

During the year ended June 30, 2013, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

INTECH International Fund	$2,418,149
INTECH U.S. Core Fund	28,983,400
INTECH U.S. Growth Fund	38,462,586
INTECH U.S. Value Fund	7,398,674

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

INTECH Global Dividend Fund	$9,083,144	$547,902	$(204,987)
INTECH International Fund	56,888,161	5,321,997	(1,644,251)
INTECH U.S. Core Fund	348,868,282	82,903,822	(1,792,339)
INTECH U.S. Growth Fund	205,920,942	58,275,677	(2,232,882)
INTECH U.S. Value Fund	70,811,471	15,503,819	(485,106)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended June 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Global Dividend Fund	$308,551	$–	$–	$–
INTECH International Fund	963,306	–	–	–
INTECH U.S. Core Fund	4,956,769	–	–	–
INTECH U.S. Growth Fund	3,987,618	–	–	–
INTECH U.S. Value Fund	2,060,998	–	–	–

For the year or period ended June 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Global Dividend Fund(1)	$119,576	$–	$–	$–
INTECH International Fund	313,259	–	–	–
INTECH U.S. Core Fund	2,999,640	–	–	–
INTECH U.S. Growth Fund	2,678,829	–	–	–
INTECH U.S. Value Fund	1,608,528	–	–	–

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.

Janus Mathematical Funds | 97

Notes to Financial Statements (continued)

5.	Capital Share Transactions

	INTECH		INTECH		INTECH		INTECH		INTECH
	Global Dividend		International		U.S. Core		U.S. Growth		U.S. Value
For each year or period ended June 30	Fund		Fund		Fund		Fund		Fund
(all numbers in thousands)	2013	2012(1)	2013	2012	2013	2012	2013	2012	2013	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	116	88	42	–	388	223	92	130	121	122
Reinvested dividends and distributions	3	1	1	1	10	8	3	4	10	7
Shares repurchased	(68)	–	(50)	–	(394)	(331)	(279)	(281)	(82)	(85)
Net Increase/(Decrease) in Fund Shares	51	89	(7)	1	4	(100)	(184)	(147)	49	44
Shares Outstanding, Beginning of Period	89	–	66	65	916	1,016	508	655	541	497
Shares Outstanding, End of Period	140	89	59	66	920	916	324	508	590	541
Transactions in Fund Shares – Class C Shares:
Shares sold	14	89	–	60	154	74	33	32	16	7
Reinvested dividends and distributions	2	2	1	1	1	–	–	–	–	–
Shares repurchased	(65)	–	(51)	(66)	(74)	(109)	(30)	(109)	–	(14)
Net Increase/(Decrease) in Fund Shares	(49)	91	(50)	(5)	81	(35)	3	(77)	16	(7)
Shares Outstanding, Beginning of Period	91	–	64	69	439	474	197	274	15	22
Shares Outstanding, End of Period	42	91	14	64	520	439	200	197	31	15
Transactions in Fund Shares – Class D Shares:
Shares sold	393	221	N/A	N/A	2,156	1,621	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	10	3	N/A	N/A	167	118	N/A	N/A	N/A	N/A
Shares repurchased	(201)	(19)	N/A	N/A	(1,704)	(1,968)	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	202	205	N/A	N/A	619	(229)	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	205	–	N/A	N/A	11,861	12,090	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	407	205	N/A	N/A	12,480	11,861	N/A	N/A	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	49	186	3,168	3,172	1,802	871	1,103	1,531	493	925
Reinvested dividends and distributions	6	3	125	46	36	29	210	160	174	157
Shares repurchased	(102)	(7)	(1,080)	(531)	(1,191)	(1,377)	(6,609)	(6,422)	(3,665)	(1,181)
Net Increase/(Decrease) in Fund Shares	(47)	182	2,213	2,687	647	(477)	(5,296)	(4,731)	(2,998)	(99)
Shares Outstanding, Beginning of Period	182	–	5,258	2,571	3,402	3,879	18,425	23,156	9,202	9,301
Shares Outstanding, End of Period	135	182	7,471	5,258	4,049	3,402	13,129	18,425	6,204	9,202
Transactions in Fund Shares – Class S Shares:
Shares sold	–	83	–	1	150	108	185	608	–	–
Reinvested dividends and distributions	2	2	1	1	3	2	10	6	–	–
Shares repurchased	(62)	–	(48)	(1)	(129)	(133)	(267)	(410)	(17)	–
Net Increase/(Decrease) in Fund Shares	(60)	85	(47)	1	24	(23)	(72)	204	(17)	–
Shares Outstanding, Beginning of Period	85	–	62	61	315	338	1,200	996	22	22
Shares Outstanding, End of Period	25	85	15	62	339	315	1,128	1,200	5	22
Transactions in Fund Shares – Class T Shares:
Shares sold	52	118	22	3	1,736	1,604	988	6	36	4
Reinvested dividends and distributions	4	2	–	–	78	46	3	–	–	–
Shares repurchased	(122)	(1)	(6)	–	(1,295)	(1,181)	(56)	(4)	(4)	–
Net Increase/(Decrease) in Fund Shares	(66)	119	16	3	519	469	935	2	32	4
Shares Outstanding, Beginning of Period	119	–	9	6	5,673	5,204	6	4	6	2
Shares Outstanding, End of Period	53	119	25	9	6,192	5,673	941	6	38	6

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.

98 | JUNE 30, 2013

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Global Dividend Fund	$10,447,818	$10,089,368	$–	$–
INTECH International Fund	80,434,491	63,309,667	–	–
INTECH U.S. Core Fund	276,070,040	245,994,682	–	–
INTECH U.S. Growth Fund	233,621,083	307,361,789	–	–
INTECH U.S. Value Fund	98,036,933	132,922,439	–	–

7.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Mathematical Funds | 99

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (five of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2013 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘financial statements‘) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2013

100 | JUNE 30, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

Janus Mathematical Funds | 101

Additional Information (unaudited) (continued)

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

102 | JUNE 30, 2013

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

Janus Mathematical Funds | 103

Additional Information (unaudited) (continued)

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

104 | JUNE 30, 2013

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Fund’s investment personnel in the Management Commentary are just that: opinions. They are a reflection of the investment personnel’s best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased

Janus Mathematical Funds | 105

Useful Information About Your Fund Report (unaudited) (continued)

but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t

106 | JUNE 30, 2013

confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Mathematical Funds | 107

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended June 30, 2013:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

INTECH Global Dividend Fund	$21,933	$286,804
INTECH International Fund	64,314	1,267,214

Dividends Received Deduction Percentage

Fund

INTECH Global Dividend Fund	25%
INTECH International Fund	0%
INTECH U.S. Core Fund	100%
INTECH U.S. Growth Fund	100%
INTECH U.S. Value Fund	100%

Qualified Dividend Income

Fund

INTECH Global Dividend Fund	81%
INTECH International Fund	100%
INTECH U.S. Core Fund	100%
INTECH U.S. Growth Fund	100%
INTECH U.S. Value Fund	100%

Janus Mathematical Funds | 108

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest LLC (strategic social market research company) (since 2003); and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Mathematical Funds | 109

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

110 | JUNE 30, 2013

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital
(Chicago, IL), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (digital communications company).

Janus Mathematical Funds | 111

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Mathematical Funds | 112

Notes

Janus Mathematical Funds | 113

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42993	125-02-93006 08-13

ANNUAL REPORT

June 30, 2013

Janus Value Funds

Perkins Large Cap Value Fund
Perkins Mid Cap Value Fund
Perkins Select Value Fund
Perkins Small Cap Value Fund
Perkins Value Plus Income Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Chief Investment Officer’s Market Perspective (unaudited)

Jeff Kautz
Chief Investment Officer

Strong gains end with spike in volatility

U.S. stocks climbed higher during the period, but it took a volatile path late, with the Chicago Board of Options Exchange (CBOE) Volatility Index spiking over 40% off its recent lows. Overall, the S&P 500 Index delivered an impressive 20.6% increase in the past year and a whopping 158% since bottoming out in March 2009 during the financial crisis.

Still, the late-period stumble seems like a precursor for what may lie ahead. The sell-off was largely prompted by the Federal Reserve’s (Fed) mere mention that it might start scaling back its economic stimulus program later this year. The sharp declines in stock, bond and commodity prices worldwide show just how reliant markets have become on the Fed’s loose monetary policies, but investors cannot expect the central banks – either here or abroad – to hold the global economy together forever.

On the plus side, there is now some degree of clarity around future tapering action, but the Fed is also caught in a bit of a tight spot, given its self-stated dual goals of targeting both inflation and unemployment. It remains our belief that the Fed is reaching its limit in terms of how much support monetary policy can lend to the U.S. economy. The Fed has been trying to buy time until the economy can get on more solid footing, but at some point there needs to be a fiscal response to put the U.S. firmly back on a path toward normalized growth.

Marked improvements in housing and employment markets notwithstanding, the truth is that the U.S. economy is far from being in strong growth mode and still remains extremely susceptible to external shocks. For example, continued economic slowdowns from across the globe could easily dampen U.S. projections. China, in particular, remains a concern. While the country completed its leadership transition in November, economic growth continues to be a wild card. The world has come to rely on China as a core growth engine, and any slowdown, even marginal, is likely to have reverberations worldwide.

Best house on a bad block

This is not to say that stocks appear to be a poor investment choice at the moment, despite the elevated potential downside risk we continue to see in the market. Equities generally remain fairly valued, with the S&P 500 trading around 14.6 times 2013 earnings estimates. However, it is worth reminding our investors that the market is fairly valued only if profit margins are sustainable at current levels. Should margins revert toward the long-term average, there could be a meaningful pullback in equities.

With the thin trading levels that have driven equity markets during the past few quarters, it would not take much in bad economic news to prompt a negative short-term sell-off. As such, we expect an increase in volatility as these macro issues, such as Fed tapering, continue to rise to the forefront. In our view, however, a little volatility can be a good thing, offering us the opportunity to put money to work at attractive reward/risk ratios. Currently, our cash levels across strategies are generally in line with our long-term averages, but we may become more fully invested as temporary pricing dislocations present the chance to buy high-quality companies on sale.

Focus on long-term quality

Our risk-disciplined investment methodology focuses on identifying attractively priced companies with healthy balance sheets and solid, recurring free cash flows, competitively positioned for long-term success. These types of high-quality firms have historically helped us limit downside portfolio exposure in weak periods, while participating in market rallies.

The key to this research-intensive approach is keeping a long-term perspective and remembering that markets tend to revert to the mean. It can be easy for investors to slip into a trader mentality during high-beta momentum markets, when all stocks seem to keep rising. When markets turn, however, the importance of carefully researched quality can quickly become apparent. This bias toward quality extends beyond a simply defensive measure. Our research has shown high-quality stocks have delivered higher risk-adjusted return potential over the long term as well.

Janus Value Funds | 1

(unaudited) (continued)

Looking ahead, we believe our portfolios continue to be well positioned to navigate the current market climate, in terms of both risk exposure and long-term upside potential. Our investment team spends a significant amount of time carefully researching each and every stock, and we remain confident that this focus on finding investment value without sacrificing absolute risk will continue to serve our clients well, especially if volatility returns to the markets.

Thank you for the trust and confidence you have placed in Perkins Investment Management. We remain firmly committed to our value discipline, and our investment team continues to be heavily invested in our strategies right alongside you. We look forward to finding compelling investment opportunities on all of our behalf for many years to come.

Sincerely,

Jeff Kautz
Chief Investment Officer

Past performance is no guarantee of future results.

2 | JUNE 30, 2013

Perkins Large Cap Value Fund (unaudited)

Fund Snapshot
The Fund seeks to invest in what we believe are fundamentally and financially strong large-capitalization companies exhibiting favorable reward to risk characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

Performance Overview

During the 12 months ended June 30, 2013, Perkins Large Cap Value Fund’s Class I Shares returned 20.43% while its benchmark, the Russell 1000 Value Index, returned 25.32%. Our average 11.22% cash weighting weighed the most on performance followed by our holdings in information technology and materials. Relative contributors included our underweights in utilities and energy and our holdings in health care and financials.

Market Environment

Equity markets rallied hard early in the period given the continued flood of liquidity supplied by central banks on a global basis. While market participants continued to focus on the plight of the euro zone, indications by the European Central Bank (ECB) that monetary policy would become much more aggressive was met with a positive response. In addition, in September the U.S. Federal Reserve (Fed) announced that it would keep Fed funds interest rates at 0 to 0.25% well into 2015 and that it would embark upon a more open-ended quantitative easing policy of purchasing nearly $85 billion of securities on a monthly basis.

The rally was more modestly extended in the fourth quarter of 2012. U.S. gross domestic product (GDP) was up a surprising 3%, and the Fed stated it would not raise rates until unemployment falls to 6.5% and inflation does not rise above 2.5%. European markets were firm as the ECB’s promise “to do whatever it takes” and small steps toward political cooperation have had a calming effect. This was despite signs that GDP in Europe was heading to negative territory. China’s political transition appeared orderly and, with signs the economy was stabilizing in the area of 7% growth, its stock market rallied off its three-year bottom. However, early in 2013 it became apparent that the central planners in China decided that growth needed to slow and policy actions adopted to date seemed to have the desired effect. The question for investors is the repercussions on other economies given China’s slower growth.

The strong rally in 2012’s second half extended into the first quarter of 2013. U.S. GDP was essentially flat as government, business and consumer spending were impacted by year-end government policy uncertainty and inventories were drawn down. At year end, Washington came to agreement to push out the debt ceiling debate and tax rate reductions for all but the top brackets were extended; however, payroll taxes increased for all. This clarity on tax policy relieved some of the year-end anxiety.

U.S. stocks continued to climb higher in the second quarter, but they took a volatile path as the second quarter drew to a close. The CBOE VIX Index, a general measure of market volatility, spiked over 40% off its recent lows, which created some opportunities to purchase high-quality companies on sale. As a result, our cash position ended lower than our average for the period. Equities generally remain fairly valued, with the S&P 500 Index trading around 14.6 times 2013 earnings estimates. The index’s 6.85% forward earnings yield also remained attractive compared with the 10-year U.S. Treasury note’s roughly 2.50% yield, even after the recent run-up in interest rates. Corporate balance sheets remain on solid footing, which bodes well for future dividend increases and greater merger activity, both factors that we view as supportive of equity prices.

Holdings That Detracted

Goldcorp was our largest individual detractor. Shares of this high-quality, low-cost gold producer declined 33%, as the underlying spot gold price declined 24% during the period. Goldcorp has among the lowest production costs and the best production growth outlook of any major gold miner as four major projects are expected to enter production in the next few years. Goldcorp also has a net

Janus Value Funds | 3

Perkins Large Cap Value Fund (unaudited)

debt-free balance sheet, and high-quality assets that are unlikely to need a write-down in value, unlike the actions its competitors have recently taken. With valuations based on tangible book value near multiyear lows, and spot prices below the all-in production costs of higher-cost competitors, we maintain a position.

Staying in materials, Canadian metallurgical coal and copper producer Teck Resources also weighed on performance. The shares were hit due to significant oversupply of coal as well as lagging demand from China given the slowing economy there. Those supply additions, in combination with increased domestic Chinese metallurgical coal production forced us to re-evaluate our downside and upside cases for the stock. As a result of our lower proprietary reward to risk ratio, we eliminated our position.

Integrated utility Exelon was another detractor. The shares were weak as the company slashed its dividend early in the year due to continued weak demand for power. In addition, power auction results were significantly below previous forecasts that resulted in earnings estimates being reduced. Furthermore, many utility stocks fared poorly as interest rates rose significantly on fears that the Fed would slow its quantitative easing monetary policy. We think Exelon remains well positioned longer term to benefit from improving power prices driven by federal regulation and retirement of old, inefficient coal plants.

Holdings that Contributed

Berkshire Hathaway led the strong relative performance of our financial holdings. The conglomerate continued to put its large cash position to work through accretive acquisitions. Additionally, Berkshire’s investment portfolio appreciated with the market rally, helping to raise its book value. The fundamentals are strong across Berkshire’s business lines, including manufacturing, insurance and railroads. This continues to be our largest holding in the Fund, given what we consider its fortress-like balance sheet and the shares trading at 1.5 times book value, a discount to its historical price-to-book average.

Staying in financials, American International Group (AIG) was also a key contributor. AIG is among the most infamous names from the financial crisis. It took a large bailout from the government to stay alive after making leveraged collateralized debt obligation (CDO) investments and having a poor risk architecture. AIG is now a simple property and casualty and life insurance company. On the P&C side, AIG is making significant progress in increasing efficiency and risk controls while at the same time reducing costs. This has shown through with positive results in late 2012 and early 2013. In addition, AIG is using excess capital to retire expensive debt securities, and potentially later in 2013, the company will initiate a modest dividend and buy back common stock. We believe AIG is in the early innings of its turnaround. Selling at over a 30% discount to book value, 11 times estimated 2013 earnings, and less than 8 times normalized earnings, we maintained our relatively large position.

Ameriprise Financial, another top contributor, also had strong gains during the period. The stock rose after the financial planning and wealth management company reported good earnings driven by cost controls. Ameriprise also boosted its dividend and continued to buy back stock and is returning a significant portion of its earnings to shareholders. We trimmed our position as we felt the stock’s risk/reward profile became less attractive. While Ameriprise’s valuation has risen, we believe the company is well positioned for growth and well capitalized, generates strong free cash flow and has been disciplined in returning capital to shareholders; therefore, it warranted holding a position.

Market Outlook

Despite some confusion over recent Fed statements concerning its quantitative easing bond buying program, some of the bullish arguments for equity prices still hold: Fed liquidity will continue for the time being with rate hikes not on tap until 2015, equity valuations appear fair, and the U.S. remains the “best house on a bad block” as the world muddles through this anemic growth environment. Conversely, the negative market factors have not gone away and would indicate that caution is still warranted as various issues such as fiscal policy, debt issues, and the promotion of effective growth measures have not been addressed in a serious manner. Given slow economic growth, corporate earnings comparisons could also be disappointing. The new near-term risk factor is the uncertainty regarding the impact of higher interest rates on a fragile economy.

Marked improvements in housing and employment markets notwithstanding, the truth is that the U.S. economy is far from being in a strong growth mode and still remains extremely susceptible to external shocks. GDP expanded at an annual rate of 1.8% in the first quarter, notably higher than the 0.4% gain from fourth quarter 2012, but well below the 2.4% pace estimated in March. The Fed still expects GDP growth to pick up steam ahead, given diminished downside risks for the labor market and economic activity, with a 2.3% to 2.6% forecast range for 2013 and an upgraded outlook to 3.0% to 3.5% in 2014. However, the Fed’s forecasts have been

4 | JUNE 30, 2013

(unaudited)

overly optimistic in the past and it remains to be seen if any of the ongoing macroeconomic uncertainties suddenly flare up and shift this positive view. Various threats from across the globe could easily dampen U.S. projections.

In the case of Europe, economic weakness is more and more apparent in the peripheral countries with concern that it has spread to the core. Related issues in Europe are the degree of policy coordination, more levered balance sheets and political instability. The unknown will be the contagion impact, not only in Europe, but to the U.S. and rest of the world as well.

Concerning China, while the country completed its leadership transition in November, economic growth continues to be a wild card. The government lowered its 2013 growth projections from 8% to 7.5%, though weaker global GDP could make this expansion more difficult to achieve. Dislocations in the economy and possibly in the financial system could be problematic. The world has come to rely on China as a core growth engine, and any slowdown, even marginal, is likely to have reverberations worldwide.

In the Fund, our largest weights continue to be in the financial services sector, where we have preference for regional banks, and we remain underweight in the utilities sector. With stocks fairly valued and an uncertain macroeconomic backdrop, we continue to remain cautious on the equity market. However, market pullbacks could provide opportunities to take advantage of price dislocations. As an example, in the most recent quarter we added to real estate investment trusts (REITs), as they were unusually weak as the market focused on interest rate increases.

The key to our research-intensive approach is keeping a long-term perspective and remembering that markets tend to revert to the mean. It can be easy for investors to slip into a complacent mentality during highly volatile momentum markets, when all stocks seem to keep rising. When markets turn, however, the importance of carefully researched quality can quickly become apparent.

Our risk-disciplined investment methodology focuses on identifying attractively priced companies with healthy balance sheets and solid recurring free cash flows that are competitively positioned for long-term success. These types of high-quality firms have historically helped us limit downside portfolio exposure in weak periods, while participating in market rallies. This bias toward quality extends beyond a simply defensive measure. Our research has shown high-quality stocks have delivered higher risk-adjusted return potential over the long term as well.

Looking ahead, we believe our Fund is well positioned to navigate the current market climate, in terms of both risk exposure and long-term upside potential. Our investment team spends a significant amount of time carefully researching each and every stock, and we remain confident that this focus on finding investment value while mitigating absolute risk exposure will serve our clients well, especially if markets experience heightened volatility.

Thank you for your investment with us in Perkins Large Cap Value Fund.

Janus Value Funds | 5

Perkins Large Cap Value Fund (unaudited)

Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Berkshire Hathaway, Inc. – Class B	0.79%
American International Group, Inc.	0.62%
Ameriprise Financial, Inc.	0.54%
Novartis A.G. (ADR)	0.54%
State Street Corp.	0.50%

5 Bottom Performers – Holdings

Contribution

Goldcorp, Inc. (U.S. Shares)	–0.31%
Teck Resources, Ltd. – Class B	–0.20%
SPDR Gold Trust (ETF)	–0.15%
Exelon Corp.	–0.13%
Freeport-McMoRan Copper & Gold, Inc.	–0.13%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.62%	2.38%	6.67%
Energy	0.46%	10.94%	16.19%
Health Care	0.38%	16.19%	11.74%
Financials	0.34%	20.59%	27.24%
Industrials	0.31%	8.45%	9.06%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–3.44%	11.93%	0.00%
Information Technology	–0.99%	9.08%	6.51%
Materials	–0.90%	3.29%	3.74%
Consumer Discretionary	–0.51%	5.94%	8.16%
Telecommunication Services	–0.17%	3.81%	3.42%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

6 | JUNE 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Berkshire Hathaway, Inc. – Class B Reinsurance	2.6%
American International Group, Inc. Multi-Line Insurance	2.3%
Royal Dutch Shell PLC (ADR) Oil Companies – Integrated	2.1%
Vodafone Group PLC (ADR) Cellular Telecommunications	2.0%
Novartis A.G. (ADR) Medical – Drugs	2.0%

11.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of June 30, 2012

Janus Value Funds | 7

Perkins Large Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013			Expense Ratios – per the October 26, 2012 prospectuses
	One	Since	Total Annual Fund
	Year	Inception*	Operating Expenses

Perkins Large Cap Value Fund – Class A Shares

NAV	19.88%	13.59%	1.13%

MOP	12.99%	12.11%

Perkins Large Cap Value Fund – Class C Shares

NAV	19.17%	12.75%	1.92%

CDSC	18.17%	12.75%

Perkins Large Cap Value Fund – Class D Shares(1)	20.25%	13.50%	0.95%

Perkins Large Cap Value Fund – Class I Shares	20.43%	13.97%	0.77%

Perkins Large Cap Value Fund – Class N Shares	20.39%	13.97%	0.76%

Perkins Large Cap Value Fund – Class S Shares	19.84%	13.44%	1.25%

Perkins Large Cap Value Fund – Class T Shares	20.21%	13.61%	1.00%

Russell 1000® Value Index	25.32%	15.21%

Morningstar Quartile – Class I Shares	3rd	3rd

Morningstar Ranking – based on total returns for Large Value Funds	897/1,237	738/1,136

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

8 | JUNE 30, 2013

(unaudited)

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class D Shares without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – December 31, 2008
(1)	Closed to new investors.

Janus Value Funds | 9

Perkins Large Cap Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,130.20	$6.44	$1,000.00	$1,018.74	$6.11	1.22%

Class C Shares	$1,000.00	$1,127.00	$9.18	$1,000.00	$1,016.17	$8.70	1.74%

Class D Shares	$1,000.00	$1,133.20	$4.07	$1,000.00	$1,020.98	$3.86	0.77%

Class I Shares	$1,000.00	$1,133.50	$3.44	$1,000.00	$1,021.57	$3.26	0.65%

Class N Shares	$1,000.00	$1,133.60	$3.33	$1,000.00	$1,021.67	$3.16	0.63%

Class S Shares	$1,000.00	$1,130.20	$6.02	$1,000.00	$1,019.14	$5.71	1.14%

Class T Shares	$1,000.00	$1,132.60	$4.65	$1,000.00	$1,020.43	$4.41	0.88%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

10 | JUNE 30, 2013

Perkins Large Cap Value Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Common Stock – 89.8%
Aerospace and Defense – 1.9%
22,500	General Dynamics Corp.	$1,762,425
11,200	Rockwell Collins, Inc.	710,192
		2,472,617
Aerospace and Defense – Equipment – 0.6%
8,000	United Technologies Corp.	743,520
Agricultural Chemicals – 0.7%
16,800	Mosaic Co.	904,008
Applications Software – 2.3%
23,000	Check Point Software Technologies, Ltd.*	1,142,640
56,800	Microsoft Corp.	1,961,304
		3,103,944
Automotive – Truck Parts and Equipment – Original – 0.5%
18,400	Johnson Controls, Inc.	658,536
Beverages – Non-Alcoholic – 1.3%
21,300	PepsiCo, Inc.	1,742,127
Brewery – 0.5%
12,600	Molson Coors Brewing Co. – Class B	603,036
Cable/Satellite Television – 0.8%
25,600	Comcast Corp. – Class A	1,072,128
Cellular Telecommunications – 2.0%
93,000	Vodafone Group PLC (ADR)	2,672,820
Commercial Banks – 0.8%
32,000	BB&T Corp.	1,084,160
Commercial Services – Finance – 0.5%
42,000	Western Union Co.	718,620
Computer Services – 0.7%
5,700	Accenture PLC – Class A (U.S. Shares)	410,172
2,400	International Business Machines Corp.	458,664
		868,836
Computers – Memory Devices – 0.7%
40,000	EMC Corp.	944,800
Cosmetics and Toiletries – 1.4%
24,000	Procter & Gamble Co.	1,847,760
Diversified Banking Institutions – 3.0%
34,400	Citigroup, Inc.	1,650,168
4,400	Goldman Sachs Group, Inc.	665,500
22,000	JPMorgan Chase & Co.	1,161,380
20,000	Morgan Stanley	488,600
		3,965,648
Diversified Operations – 1.0%
54,400	General Electric Co.	1,261,536
Electric – Integrated – 2.6%
10,000	Entergy Corp.	696,800
28,000	Exelon Corp.	864,640
61,000	PPL Corp.	1,845,860
		3,407,300
Electronic Components – Semiconductors – 1.5%
36,000	Altera Corp.	1,187,640
32,000	Intel Corp.	775,040
		1,962,680
Electronic Security Devices – 0.6%
25,600	Tyco International, Ltd. (U.S. Shares)	843,520
Engineering – Research and Development Services – 1.3%
17,000	Jacobs Engineering Group, Inc.*	937,210
25,500	KBR, Inc.	828,750
		1,765,960
Enterprise Software/Services – 1.6%
29,000	CA, Inc.	830,270
40,000	Oracle Corp.	1,228,800
		2,059,070
Fiduciary Banks – 0.9%
18,800	State Street Corp.	1,225,948
Finance – Credit Card – 0.8%
20,800	Discover Financial Services	990,912
Finance – Other Services – 0.9%
6,400	IntercontinentalExchange, Inc.*	1,137,664
Food – Miscellaneous/Diversified – 2.1%
28,000	General Mills, Inc.	1,358,840
33,600	Unilever PLC (ADR)	1,359,120
		2,717,960
Food – Retail – 0.6%
24,000	Kroger Co.	828,960
Gold Mining – 0.5%
28,000	Goldcorp, Inc. (U.S. Shares)	692,440
Instruments – Controls – 0.6%
9,300	Honeywell International, Inc.	737,862
Instruments – Scientific – 0.8%
12,000	Thermo Fisher Scientific, Inc.	1,015,560
Insurance Brokers – 0.9%
30,000	Marsh & McLennan Cos., Inc.	1,197,600
Investment Management and Advisory Services – 1.4%
12,900	Ameriprise Financial, Inc.	1,043,352
27,000	Invesco, Ltd.	858,600
		1,901,952
Machinery – Farm – 0.4%
7,200	Deere & Co.	585,000
Medical – Biomedical and Genetic – 1.1%
7,000	Amgen, Inc.	690,620
16,000	Gilead Sciences, Inc.*	819,360
		1,509,980
Medical – Drugs – 8.1%
14,400	Abbott Laboratories	502,272
17,000	AbbVie, Inc.	702,780
21,600	Johnson & Johnson	1,854,576
56,000	Merck & Co., Inc.	2,601,200
37,600	Novartis A.G. (ADR)	2,658,696
84,800	Pfizer, Inc.	2,375,248
		10,694,772
Medical – Generic Drugs – 1.2%
41,600	Teva Pharmaceutical Industries, Ltd. (ADR)	1,630,720
Medical – HMO – 0.7%
11,100	WellPoint, Inc.	908,424
Medical – Wholesale Drug Distributors – 0.8%
9,600	McKesson Corp.	1,099,200
Medical Instruments – 0.6%
15,200	Medtronic, Inc.	782,344

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 11

Perkins Large Cap Value Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Medical Labs and Testing Services – 0.9%
11,600	Laboratory Corp. of America Holdings*	$1,161,160
Medical Products – 2.1%
14,000	Baxter International, Inc.	969,780
16,300	Stryker Corp.	1,054,284
10,400	Zimmer Holdings, Inc.	779,376
		2,803,440
Metal – Copper – 0.4%
19,200	Freeport-McMoRan Copper & Gold, Inc.	530,112
Multi-Line Insurance – 3.1%
20,800	Allstate Corp.	1,000,896
68,000	American International Group, Inc.	3,039,600
		4,040,496
Multimedia – 1.7%
24,800	Time Warner, Inc.	1,433,936
12,400	Walt Disney Co.	783,060
		2,216,996
Networking Products – 0.9%
48,800	Cisco Systems, Inc.	1,186,328
Non-Hazardous Waste Disposal – 0.9%
36,000	Republic Services, Inc.	1,221,840
Oil – Field Services – 0.9%
15,700	Schlumberger, Ltd. (U.S. Shares)	1,125,062
Oil and Gas Drilling – 0.8%
18,000	Ensco PLC – Class A	1,046,160
Oil Companies – Exploration and Production – 5.2%
12,000	Anadarko Petroleum Corp.	1,031,160
23,400	Noble Energy, Inc.	1,404,936
29,500	Occidental Petroleum Corp.	2,632,285
37,200	QEP Resources, Inc.	1,033,416
17,200	Whiting Petroleum Corp.*	792,748
		6,894,545
Oil Companies – Integrated – 3.6%
10,000	Chevron Corp.	1,183,400
13,200	Hess Corp.	877,668
43,000	Royal Dutch Shell PLC (ADR)	2,743,400
		4,804,468
Oil Field Machinery and Equipment – 0.8%
16,000	National Oilwell Varco, Inc.	1,102,400
Pipelines – 0.5%
11,200	Enterprise Products Partners L.P.	696,080
Property and Casualty Insurance – 0.6%
10,000	Travelers Cos., Inc.	799,200
Reinsurance – 3.1%
30,400	Berkshire Hathaway, Inc. – Class B*	3,402,368
5,200	Everest Re Group, Ltd.	666,952
		4,069,320
REIT – Apartments – 0.3%
6,824	Equity Residential	396,201
REIT – Diversified – 1.1%
50,000	Weyerhaeuser Co.	1,424,500
REIT – Health Care – 1.0%
30,000	HCP, Inc.	1,363,200
Retail – Discount – 1.4%
17,600	Target Corp.	1,211,936
8,000	Wal-Mart Stores, Inc.	595,920
		1,807,856
Retail – Drug Store – 0.7%
15,600	CVS Caremark Corp.	892,008
Retail – Regional Department Stores – 0.6%
17,000	Kohl’s Corp.	858,670
Retail – Restaurants – 0.8%
11,200	McDonald’s Corp.	1,108,800
Semiconductor Components/Integrated Circuits – 1.8%
21,000	Analog Devices, Inc.	946,260
22,500	QUALCOMM, Inc.	1,374,300
		2,320,560
Semiconductor Equipment – 0.6%
52,000	Applied Materials, Inc.	775,320
Super-Regional Banks – 5.0%
76,000	Fifth Third Bancorp	1,371,800
19,500	PNC Financial Services Group, Inc.	1,421,940
26,000	SunTrust Banks, Inc.	820,820
20,800	U.S. Bancorp	751,920
52,800	Wells Fargo & Co.	2,179,056
		6,545,536
Telephone – Integrated – 0.5%
17,000	AT&T, Inc.	601,800
Tools – Hand Held – 0.6%
9,600	Stanley Black & Decker, Inc.	742,080
Transportation – Railroad – 0.5%
9,600	Norfolk Southern Corp.	697,440
Transportation – Services – 0.7%
10,000	FedEx Corp.	985,800

Total Common Stock (cost $93,950,454)		118,577,302

Exchange-Traded Fund – 0.4%
Commodity – 0.4%
4,800	SPDR Gold Trust (ETF)* (cost $751,196)	571,920

Repurchase Agreement – 10.9%
$14,400,000	ING Financial Markets LLC, 0.0100%, dated 6/28/13, maturing 7/1/13 to be repurchased at $14,400,012 collateralized by $1,162,725 in a U.S. Government Agency 4.0000%, 2/20/40 and $11,571,372 in U.S. Treasuries 0.2500%-8.8750%, 2/28/15-2/15/19 with respective values of $1,238,460 and $13,449,666 (cost $14,400,000)	14,400,000

Total Investments (total cost $109,101,650) – 101.1%		133,549,222

Liabilities, net of Cash, Receivables and Other Assets– (1.1)%		(1,450,097)

Net Assets – 100%		$132,099,125

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$692,440	0.5%
Israel	2,773,360	2.1%
Switzerland	2,658,696	2.0%
United Kingdom	6,775,340	5.1%
United States††	120,649,386	90.3%

Total	$133,549,222	100.0%

††	Includes Cash Equivalents of 10.8%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 13

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund Snapshot
The Fund seeks to invest in what we believe are fundamentally and financially strong mid-size companies exhibiting favorable risk-reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeff Kautz co-portfolio manager	Kevin Preloger co-portfolio manager

Performance Overview

During the 12 months ended June 30, 2013, Perkins Mid Cap Value Fund’s Class T Shares returned 19.56% compared with a 27.65% return for its benchmark, the Russell Midcap Value Index. Our 10.94% average cash weighting was our most significant detractor from relative performance, followed by our holdings in information technology and telecommunication services. Our financial holdings were our most significant relative contributors.

Co-Portfolio Manager Added

During the period, Kevin Preloger was added as a co-portfolio manager alongside Tom Perkins and Jeffrey Kautz. Mr. Preloger, who has 16 years of financial industry experience, will also continue to serve as co-portfolio manager of Perkins Large Cap Value Fund. Since joining Perkins in 2002, Mr. Preloger has become an integral part of the Perkins team and demonstrated his skill as an analyst and portfolio manager. As the financial services analyst from 2002-09, he helped the Perkins portfolios navigate difficult markets, including the financial crisis of 2008.

Economic Environment

The period opened with a good rally. The most important positive factor affecting the markets were statements from Mario Draghi, head of the European Central Bank (ECB), that European monetary policy would become much more aggressive in providing liquidity conditioned upon defined deleveraging programs. In addition, in September the U.S. Federal Reserve (Fed) announced that it would keep Fed funds interest rates at 0% to 0.25% well into 2015 and that it would embark upon a more open-ended quantitative easing policy.

The rally was more modestly extended in the fourth quarter of 2012. U.S. gross domestic product (GDP) was up a surprising 3%, and the Fed stated it would not raise rates until unemployment falls to 6.5% and inflation does not rise above 2.5%. European markets were firm as the ECB’s promise “to do whatever it takes” and small steps toward political cooperation had a calming effect. This was despite signs that GDP in Europe was heading to negative territory. China’s political transition appeared orderly and, with signs the economy was stabilizing in the area of 7% growth, its stock market rallied off its three-year bottom.

The strong rally in 2012’s second half extended into the first quarter. U.S. GDP was essentially flat as government, business and consumer spending were impacted by year-end government policy uncertainty and inventories were drawn down. At year end, Washington came to agreement to push out the debt ceiling debate and tax rate reductions for all but the top brackets were extended; however, payroll taxes increased for all. This clarity on tax policy relieved some of the year-end anxiety.

U.S. stocks continued to climb higher in the second quarter, but they took a volatile path to get there. The CBOE VIX Index, a general measure of market volatility, spiked over 40% off its recent lows, which created some opportunities to purchase high-quality companies on sale. As a result, our cash position ended lower than our average for the period. Equities generally remain fairly valued, with the S&P 500 Index trading around 14.6 times 2013 earnings estimates. The index’s 6.85% forward earnings yield also remained attractive compared with the 10-year U.S. Treasury note’s 2.49% yield, even after the recent run-up in interest rates. Corporate balance sheets remain on solid footing, which bodes well for future dividend increases and greater merger activity, both factors that we view as supportive of equity prices.

14 | JUNE 30, 2013

(unaudited)(closed to certain new investors)

Holdings That Detracted

Goldcorp was our largest individual detractor. Shares of this high-quality, low-cost gold producer declined 33%, as the underlying spot gold price declined 24% during the period. Goldcorp has among the lowest production costs and the best production growth outlook of any major gold miner as four major projects are expected to enter production in the next four years. Goldcorp also has a net debt-free balance sheet, and high-quality assets that are unlikely to need a write-down in value, unlike the actions its competitors have recently taken. With valuations based on tangible book value near multiyear lows, and spot prices below the all-in production costs of higher-cost competitors, we maintain a position.

Staying in materials, Canadian metallurgical coal and copper producer Teck Resources also weighed on performance. The shares were hit by significant oversupply, as the largest metallurgical coal producer, BHP, announced its intention to increase coal production from several new projects, despite deterioration in pricing. Those supply additions, in combination with increased domestic Chinese metallurgical coal production and a slowing Chinese economy, forced us to re-evaluate our downside and upside cases for the stock. As a result of our lower proprietary reward to risk ratio, we eliminated our position.

Integrated utility Exelon was another detractor. The shares were weak as the PJM Interconnection (a regional transmission organization serving many Eastern states) power auction results were significantly below previous forecasts. Furthermore, many utility stocks fared poorly as interest rates rose significantly on fears that the Fed would slow its quantitative easing monetary policy. We think Exelon remains well positioned longer term to benefit from improving power prices driven by federal regulation and retirement of old, inefficient coal plants.

Holdings That Contributed

Ameriprise Financial led the strong relative performance of our financial holdings. The stock rose after the financial planning and wealth management company reported good earnings driven by cost controls. Ameriprise also boosted its dividend and continued to buy back stock. We trimmed our position as we felt the stock’s risk/reward profile became less attractive. While Ameriprise’s valuation has risen, we believe the company is well positioned for growth and well capitalized, generates strong free cash flow and has been disciplined in returning capital to shareholders; therefore, it warranted holding a position.

Science tool provider Thermo Fisher Scientific, another key contributor, also had strong gains during the year. Shares of this long-term holding rebounded from underperforming levels in 2011 as earnings continued its growth and investors became less concerned about health care reform. We continue to hold a position. The stock still has a below average valuation and strong free cash flow – in fact the company initiated a dividend.

In industrials, Jacobs Engineering Group was an important contributor. After eight quarters of growing its backlog of business, shares of the company surged during the first quarter of 2013 as the market began to realize that Jacobs is one of the strongest-positioned engineering and construction firms. With significant net cash on the balance sheet, we think this best-of-breed contractor can return to its mid-teens earnings growth track record. Specifically, with strong positions in upstream Canadian oil and gas, North American chemicals, and global downstream production, the company is especially well positioned to take advantage of continued worldwide growth in nontraditional energy production and consumption. The strength in the stock made its risk/reward profile less positive, so we trimmed our large position.

Derivatives

A small investment in index put options was maintained during some of the period for hedging purposes (making an investment in an attempt to reduce the risk of adverse price movements) reflecting our concerns about macroeconomic issues, but these puts expired at the end of 2012 and were not replaced. Currently we are not using index put options and do not have plans to resume this hedging strategy. In aggregate, these positions detracted from the Fund’s performance in the period. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Market Outlook and Positioning

Despite some confusion over recent Fed statements concerning its quantitative easing bond buying program, some of the bullish arguments for equity prices still hold: Fed liquidity will continue for the time being with rate hikes not on tap until 2015, equity valuations appear fair, and the U.S. remains the “best house on a bad block” as the world muddles through this anemic growth environment. Conversely, the negative market factors have not gone away and would indicate that caution is still warranted as various issues such as fiscal policy, debt issues, and the promotion of effective growth measures have not been addressed in a serious manner. Given slow

Janus Value Funds | 15

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

economic growth, corporate earnings comparisons could be disappointing. The new near term risk factor is the uncertainty regarding the impact of higher interest rates on a fragile economy.

Marked improvements in housing and employment markets notwithstanding, the truth is that the U.S. economy is far from being in a strong growth mode and still remains extremely susceptible to external shocks. GDP expanded at an annual rate of 1.8% in the first quarter, notably higher than the 0.4% gain from fourth quarter 2012, but well below the 2.4% pace estimated in March. The Fed still expects GDP growth to pick up steam ahead, given diminished downside risks for the labor market and economic activity, with a 2.3% to 2.6% forecast range for 2013 and an upgraded outlook to 3.0% to 3.5% in 2014. However, the Fed’s forecasts have been overly optimistic in the past and it remains to be seen if any of the ongoing macroeconomic uncertainties suddenly flare up and shift this positive view. Various threats from across the globe could easily dampen U.S. projections.

In the case of Europe, economic weakness is more and more apparent in the peripheral countries with concern that it has spread to the core. Related issues in Europe are the degree of policy coordination, more levered balance sheets and political instability. The unknown will be the contagion impact, not only in Europe, but to the U.S. and rest of the world as well.

Concerning China, while the country completed its leadership transition in November, economic growth continues to be a wild card. The government lowered its 2013 growth projections from 8% to 7.5%, though weaker global GDP could make this expansion more difficult to achieve. Dislocations in the economy and possibly in the financial system could be problematic. The world has come to rely on China as a core growth engine, and any slowdown, even marginal, is likely to have reverberations worldwide.

In the Fund, our largest weights continue to be in the financial services sector, particularly the regional banks, and we remain underweight in the utilities sector. With stocks appearing fairly valued and an uncertain macroeconomic backdrop, we continue to remain cautious on the equity market. However market pullbacks could provide opportunities to take advantage of price dislocations. As an example, in this quarter we added to real estate investment trusts (REITs), as they were unusually weak as the market focused on interest rate increases.

The key to our research-intensive approach is keeping a long-term perspective and remembering that markets tend to revert to the mean. It can be easy for investors to slip into a complacent mentality during highly volatile momentum markets, when all stocks seem to keep rising. When markets turn, however, the importance of carefully researched quality can quickly become apparent.

Our risk-disciplined investment methodology focuses on identifying attractively priced companies with healthy balance sheets and solid recurring free cash flows that are competitively positioned for long-term success. These types of high-quality firms have historically helped us limit downside portfolio exposure in weak periods, while participating in market rallies. This bias toward quality extends beyond a simply defensive measure. Our research has shown high-quality stocks have delivered higher risk-adjusted return potential over the long term as well.

Looking ahead, we believe our Fund is well positioned to navigate the current market climate, in terms of both risk exposure and long-term upside potential. Our investment team spends a significant amount of time carefully researching each and every stock, and we remain confident that this focus on finding investment value while mitigating absolute risk exposure will serve our clients well, especially if markets experience heightened volatility.

Thank you for your investment with us in Perkins Mid Cap Value Fund.

16 | JUNE 30, 2013

(unaudited)(closed to certain new investors)

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Ameriprise Financial, Inc.	0.70%
Thermo Fisher Scientific, Inc.	0.65%
Jacobs Engineering Group, Inc.	0.61%
Aetna, Inc.	0.53%
Kirby Corp.	0.52%

5 Bottom Performers – Holdings

Contribution

Goldcorp, Inc. (U.S. Shares)	–0.46%
Teck Resources, Ltd. – Class B	–0.17%
Exelon Corp.	–0.15%
QLogic Corp.	–0.14%
QEP Resources, Inc.	–0.10%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	1.15%	27.67%	30.56%
Utilities	0.44%	3.41%	10.32%
Health Care	0.02%	12.02%	7.11%
Energy	–0.16%	9.37%	9.08%
Consumer Staples	–0.17%	3.17%	4.83%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–3.20%	9.83%	0.00%
Information Technology	–1.57%	9.12%	10.21%
Telecommunication Services	–0.91%	1.91%	1.38%
Materials	–0.75%	3.58%	6.00%
Industrials	–0.72%	12.14%	11.10%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Value Funds | 17

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Marsh & McLennan Cos., Inc. Insurance Brokers	1.9%
PPL Corp. Electric – Integrated	1.7%
Republic Services, Inc. Non-Hazardous Waste Disposal	1.7%
CIT Group, Inc. Commercial Banks	1.5%
Laboratory Corp. of America Holdings Medical Labs and Testing Services	1.5%

8.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of June 30, 2012

18 | JUNE 30, 2013

(unaudited)(closed to certain new investors)

Performance

Average Annual Total Return – for the periods ended June 30, 2013					Expense Ratios – per the October 26, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Mid Cap Value Fund – Class A Shares(1)

NAV	19.33%	6.28%	9.84%	11.98%	1.05%	1.01%

MOP	12.45%	5.03%	9.19%	11.53%

Perkins Mid Cap Value Fund – Class C Shares(1)

NAV	18.45%	5.59%	9.05%	11.25%	1.78%	1.76%

CDSC	17.45%	5.59%	9.05%	11.25%

Perkins Mid Cap Value Fund – Class D Shares(1)	19.72%	6.53%	10.10%	12.16%	0.74%	0.74%

Perkins Mid Cap Value Fund – Class I Shares(1)	19.71%	6.46%	10.06%	12.13%	0.73%	0.73%

Perkins Mid Cap Value Fund – Class L Shares(1)	19.83%	6.66%	10.26%	12.30%	0.84%	0.84%

Perkins Mid Cap Value Fund – Class N Shares(1)	19.89%	6.46%	10.06%	12.13%	0.58%	0.58%

Perkins Mid Cap Value Fund – Class R Shares(1)	18.97%	5.96%	9.45%	11.65%	1.34%	1.34%

Perkins Mid Cap Value Fund – Class S Shares(1)	19.27%	6.20%	9.72%	11.88%	1.09%	1.09%

Perkins Mid Cap Value Fund – Class T Shares(1)	19.56%	6.46%	10.06%	12.13%	0.84%	0.84%

Russell Midcap® Value Index	27.65%	8.87%	10.92%	9.22%

Morningstar Quartile – Class T Shares	4th	3rd	2nd	1st

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	403/435	267/378	112/280	15/138

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Value Funds | 19

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

For Class L Shares, net expense ratios reflect the administrative fee waiver, if any, Janus Services LLC has voluntarily agreed to, which could be changed or terminated at any time.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class L Shares of the Fund commenced operations on April 21, 2003. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations with the Fund’s inception. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

20 | JUNE 30, 2013

(unaudited)(closed to certain new investors)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective April 1, 2013, Tom Perkins, Jeff Kautz and Kevin Preloger are Co-Portfolio Managers of the Fund.

*	The predecessor Fund’s inception date – August 12, 1998

(1) Closed to certain distribution channels. Please see current prospectuses for details.

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,123.80	$5.00	$1,000.00	$1,020.08	$4.76	0.95%

Class C Shares	$1,000.00	$1,119.80	$8.94	$1,000.00	$1,016.36	$8.50	1.70%

Class D Shares	$1,000.00	$1,125.50	$3.58	$1,000.00	$1,021.42	$3.41	0.68%

Class I Shares	$1,000.00	$1,125.60	$3.27	$1,000.00	$1,021.72	$3.11	0.62%

Class L Shares	$1,000.00	$1,125.80	$3.22	$1,000.00	$1,021.77	$3.06	0.61%

Class N Shares	$1,000.00	$1,126.10	$2.74	$1,000.00	$1,022.22	$2.61	0.52%

Class R Shares	$1,000.00	$1,122.50	$6.63	$1,000.00	$1,018.55	$6.31	1.26%

Class S Shares	$1,000.00	$1,123.60	$5.32	$1,000.00	$1,019.79	$5.06	1.01%

Class T Shares	$1,000.00	$1,125.10	$3.95	$1,000.00	$1,021.08	$3.76	0.75%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Value Funds | 21

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Common Stock – 90.6%
Aerospace and Defense – 1.9%
1,500,000	General Dynamics Corp.	$117,495,000
1,569,919	Rockwell Collins, Inc.	99,548,564
		217,043,564
Agricultural Chemicals – 0.6%
1,400,000	Mosaic Co.	75,334,000
Apparel Manufacturers – 0.7%
400,000	VF Corp.	77,224,000
Applications Software – 1.1%
2,500,000	Check Point Software Technologies, Ltd.*	124,200,000
Automotive – Truck Parts and Equipment – Original – 1.6%
1,700,000	Johnson Controls, Inc.	60,843,000
1,050,000	Lear Corp.	63,483,000
884,960	TRW Automotive Holdings Corp.*	58,796,742
		183,122,742
Beverages – Non-Alcoholic – 0.9%
2,277,900	Dr. Pepper Snapple Group, Inc.	104,623,947
Brewery – 1.0%
2,400,000	Molson Coors Brewing Co. – Class B	114,864,000
Cellular Telecommunications – 1.2%
4,800,636	Vodafone Group PLC (ADR)	137,970,279
Commercial Banks – 5.8%
2,200,000	Bank of Hawaii Corp.	110,704,000
3,800,000	CIT Group, Inc.*	177,194,000
2,326,000	Cullen / Frost Bankers, Inc.	155,307,020
3,000,000	First Republic Bank	115,440,000
7,300,000	Fulton Financial Corp.	83,804,000
1,400,000	Zions Bancorp	40,432,000
		682,881,020
Commercial Services – Finance – 1.3%
1,400,000	Global Payments, Inc.	64,848,000
5,327,040	Western Union Co.	91,145,654
		155,993,654
Computer Aided Design – 0.6%
2,200,000	Autodesk, Inc.*	74,668,000
Computers – Integrated Systems – 1.3%
2,800,000	Diebold, Inc.	94,332,000
1,400,000	MICROS Systems, Inc.*	60,410,000
		154,742,000
Dental Supplies and Equipment – 1.0%
3,100,000	Patterson Cos., Inc.	116,560,000
Electric – Integrated – 2.8%
166,926	Alliant Energy Corp.	8,416,409
700,544	Entergy Corp.	48,813,906
2,400,000	Exelon Corp.	74,112,000
6,600,000	PPL Corp.	199,716,000
		331,058,315
Electronic Components – Miscellaneous – 0.3%
1,000,000	Garmin, Ltd.	36,160,000
Electronic Components – Semiconductors – 0.9%
3,100,000	Altera Corp.	102,269,000
Electronic Design Automation – 0.9%
2,800,000	Synopsys, Inc.*	100,100,000
Electronic Measuring Instruments – 0.6%
1,700,000	Agilent Technologies, Inc.	72,692,000
Electronic Security Devices – 1.0%
3,546,036	Tyco International, Ltd. (U.S. Shares)	116,841,886
Engineering – Research and Development Services – 1.6%
1,650,800	Jacobs Engineering Group, Inc.*	91,008,604
2,900,057	KBR, Inc.	94,251,853
		185,260,457
Enterprise Software/Services – 0.7%
2,700,000	CA, Inc.	77,301,000
Fiduciary Banks – 0.6%
1,150,000	State Street Corp.	74,991,500
Finance – Credit Card – 1.4%
3,350,000	Discover Financial Services	159,594,000
Finance – Investment Bankers/Brokers – 1.3%
3,500,000	Raymond James Financial, Inc.	150,430,000
Finance – Other Services – 0.6%
400,000	IntercontinentalExchange, Inc.*	71,104,000
Food – Miscellaneous/Diversified – 0.7%
2,000,320	Unilever PLC (ADR)	80,912,944
Food – Retail – 0.9%
2,900,000	Kroger Co.	100,166,000
Food – Wholesale/Distribution – 0.6%
2,100,000	Sysco Corp.	71,736,000
Gas – Transportation – 0.5%
1,381,200	AGL Resources, Inc.	59,198,232
Gold Mining – 0.7%
3,300,000	Goldcorp, Inc. (U.S. Shares)	81,609,000
Human Resources – 1.1%
3,917,900	Robert Half International, Inc.	130,191,817
Instruments – Scientific – 1.6%
1,615,000	PerkinElmer, Inc.	52,487,500
1,551,119	Thermo Fisher Scientific, Inc.	131,271,201
		183,758,701
Insurance Brokers – 1.9%
5,600,000	Marsh & McLennan Cos., Inc.	223,552,000
Internet Security – 0.3%
1,700,000	Symantec Corp.	38,199,000
Investment Management and Advisory Services – 1.2%
910,979	Ameriprise Financial, Inc.	73,679,981
2,093,821	Invesco, Ltd.	66,583,508
		140,263,489
Life and Health Insurance – 1.4%
2,500,000	Torchmark Corp.	162,850,000
Machine Tools and Related Products – 0.5%
1,581,700	Kennametal, Inc.	61,417,411
Machinery – Farm – 0.5%
784,960	Deere & Co.	63,778,000
Machinery – General Industrial – 1.0%
3,743,598	Babcock & Wilcox Co.	112,420,248

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

22 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Medical – Biomedical and Genetic – 0.8%
2,291,690	Charles River Laboratories International, Inc.*	$94,028,041
Medical – Generic Drugs – 1.1%
3,157,306	Teva Pharmaceutical Industries, Ltd. (ADR)	123,766,395
Medical – HMO – 1.6%
1,800,000	Aetna, Inc.	114,372,000
1,079,321	Health Net, Inc.*	34,343,994
479,320	WellPoint, Inc.	39,227,549
		187,943,543
Medical – Wholesale Drug Distributors – 1.1%
1,150,000	McKesson Corp.	131,675,000
Medical Labs and Testing Services – 2.5%
1,750,000	Laboratory Corp. of America Holdings*	175,175,000
1,832,000	Quest Diagnostics, Inc.	111,074,160
		286,249,160
Medical Products – 2.8%
1,500,000	Hill-Rom Holdings, Inc.	50,520,000
1,900,000	Stryker Corp.	122,892,000
900,000	Varian Medical Systems, Inc.*	60,705,000
1,250,000	Zimmer Holdings, Inc.	93,675,000
		327,792,000
Medical Sterilization Products – 0.4%
1,200,000	STERIS Corp.£	51,456,000
Multi-Line Insurance – 1.3%
3,201,028	Allstate Corp.	154,033,467
Networking Products – 0.3%
3,800,987	Polycom, Inc.*	40,062,403
Non-Hazardous Waste Disposal – 1.7%
5,700,000	Republic Services, Inc.	193,458,000
Oil and Gas Drilling – 0.8%
1,700,000	Ensco PLC – Class A	98,804,000
Oil Companies – Exploration and Production – 3.3%
831,200	Anadarko Petroleum Corp.	71,425,016
1,901,000	Noble Energy, Inc.	114,136,040
3,800,001	QEP Resources, Inc.	105,564,028
2,100,000	Whiting Petroleum Corp.*	96,789,000
		387,914,084
Oil Companies – Integrated – 0.6%
1,050,000	Hess Corp.	69,814,500
Oil Field Machinery and Equipment – 0.7%
1,150,000	National Oilwell Varco, Inc.	79,235,000
Pipelines – 1.3%
2,772,205	Plains All American Pipeline L.P.	154,716,761
Property and Casualty Insurance – 0.5%
700,000	Travelers Cos., Inc.	55,944,000
Reinsurance – 1.6%
551,769	Everest Re Group, Ltd.	70,769,892
1,600,000	Reinsurance Group of America, Inc.	110,576,000
		181,345,892
REIT – Apartments – 2.4%
2,000,000	American Campus Communities, Inc.	81,320,000
950,000	AvalonBay Communities, Inc.	128,164,500
294,114	Home Properties, Inc.	19,226,232
700,000	Mid-America Apartment Communities, Inc.	47,439,000
		276,149,732
REIT – Diversified – 2.3%
1,222,871	Potlatch Corp.£	49,452,903
1,766,161	Rayonier, Inc.	97,827,658
4,100,599	Weyerhaeuser Co.	116,826,066
		264,106,627
REIT – Health Care – 0.7%
1,852,100	HCP, Inc.	84,159,424
REIT – Hotels – 0.6%
7,684,217	DiamondRock Hospitality Co.	71,616,902
REIT – Mortgage – 1.2%
2,500,000	Redwood Trust, Inc.	42,500,000
9,500,000	Two Harbors Investment Corp.	97,375,000
		139,875,000
REIT – Multi-Housing – 0.6%
850,000	Equity Lifestyle Properties, Inc.	66,801,500
REIT – Office Property – 1.4%
1,229,556	Alexandria Real Estate Equities, Inc.	80,806,420
784,961	Boston Properties, Inc.	82,789,837
		163,596,257
REIT – Regional Malls – 0.6%
984,958	Taubman Centers, Inc.	74,019,594
REIT – Storage – 0.4%
313,895	Public Storage	48,129,520
Retail – Apparel and Shoe – 0.5%
1,500,000	Men’s Wearhouse, Inc.	56,775,000
Retail – Major Department Stores – 0.9%
1,700,000	Nordstrom, Inc.	101,898,000
Retail – Pet Food and Supplies – 1.1%
2,000,000	PetSmart, Inc.	133,980,000
Retail – Regional Department Stores – 1.0%
1,434,196	Kohl’s Corp.	72,441,240
973,679	Macy’s, Inc.	46,736,592
		119,177,832
Savings/Loan/Thrifts – 0.6%
4,000,958	Washington Federal, Inc.£	75,538,087
Security Services – 0.8%
2,268,700	ADT Corp.	90,407,695
Semiconductor Components/Integrated Circuits – 1.2%
3,200,000	Analog Devices, Inc.	144,192,000
Semiconductor Equipment – 0.2%
1,800,000	Applied Materials, Inc.	26,838,000
Super-Regional Banks – 2.4%
1,583,300	Comerica, Inc.	63,062,839
6,800,799	Fifth Third Bancorp	122,754,422
2,900,400	SunTrust Banks, Inc.	91,565,628
		277,382,889
Telephone – Integrated – 0.7%
2,151,120	CenturyLink, Inc.	76,042,092

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 23

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Tools – Hand Held – 1.0%
1,500,000	Stanley Black & Decker, Inc.	$115,950,000
Transportation – Marine – 1.3%
1,500,341	Kirby Corp.*	119,337,123
600,721	Tidewater, Inc.	34,223,076
		153,560,199
Transportation – Railroad – 1.7%
800,000	Canadian Pacific Railway, Ltd. (U.S. Shares)	97,104,000
490,388	Kansas City Southern	51,961,512
750,000	Norfolk Southern Corp.	54,487,500
		203,553,012

Total Common Stock (cost $8,644,356,071)		10,589,069,814

Repurchase Agreements – 9.7%
$75,000,000	Credit Agricole, New York Branch, 0.0700%, dated 6/28/13, maturing 7/1/13 to be repurchased at $75,000,438 collateralized by $75,750,930 in U.S. Treasuries 0.7500%-1.7500%, 1/31/14-5/31/20 with a value of $76,500,029	75,000,000
100,000,000	Credit Suisse Securities (USA) LLC, 0.1000%, dated 6/28/13, maturing 7/1/13 to be repurchased at $100,000,833 collateralized by $99,775,000 in a U.S. Treasury 1.3750%, 11/30/15 with a value of $102,000,173	100,000,000
300,000,000	HSBC Securities (USA), Inc., 0.1000%, dated 6/28/13, maturing 7/1/13 to be repurchased at $300,002,500 collateralized by $891,785,625 in U.S. Treasuries 0.0000%-4.7500%, 2/15/15-2/15/43 with a value of $306,000,221	300,000,000
61,700,000	ING Financial Markets LLC, 0.0100%, dated 6/28/13, maturing 7/1/13 to be repurchased at $61,700,051 collateralized by $4,981,956 in a U.S. Government Agency 4.0000%, 2/20/40 and $49,580,114 in U.S. Treasuries 0.2500%-8.8750%, 2/28/15-2/15/19 with respective values of $5,306,459 and $57,628,081	61,700,000
600,000,000	RBC Capital Markets Corp., 0.1000%, dated 6/28/13, maturing 7/1/13 to be repurchased at $600,005,000 collateralized by $600,021,857 in U.S. Treasuries 0.0000%-9.2500%, 7/1/13-2/15/42 with a value of $612,000,029	600,000,000

Total Repurchase Agreements (cost $1,136,700,000)		1,136,700,000

Total Investments (total cost $9,781,056,071) – 100.3%		11,725,769,814

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(34,374,097)

Net Assets – 100%		$11,691,395,717

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$178,713,000	1.5%
Israel	247,966,395	2.1%
United Kingdom	218,883,223	1.9%
United States††	11,080,207,196	94.5%

Total	$11,725,769,814	100.0%

††	Includes Cash Equivalents of 9.7%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

24 | JUNE 30, 2013

Perkins Select Value Fund (unaudited)

Fund Snapshot
We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe to have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Alec Perkins co-portfolio manager

Performance Overview

During the 12 months ended June 30, 2013, Perkins Select Value Fund’s Class I Shares returned 17.61%, while the Fund’s benchmark, the Russell 3000 Value Index, returned 25.28%. Our 18.86% average cash holdings weighed the most on performance, followed by our holdings and underweights in financials and consumer discretionary. Relative contributors included our underweights in utilities and energy and our holdings in telecommunication services.

Co-Portfolio Manager Change

During the period, Alec Perkins replaced Kevin Preloger as co-portfolio manager on Perkins Select Value Fund. Mr. Preloger transitioned off the Fund to join the Perkins Mid Cap Value strategy as co-portfolio manager. Mr. Perkins, who has been a member of the Perkins team since 2002 and will maintain his role as co-portfolio manager of the All Cap Value strategy, joins Bob Perkins as co-portfolio manager on Perkins Select Value Fund.

Economic Environment

The period opened with a good rally. The most important positive factor affecting the markets were statements from Mario Draghi, head of the European Central Bank (ECB), that European monetary policy would become much more aggressive in providing liquidity conditioned upon defined deleveraging programs. In addition, in September the U.S. Federal Reserve (Fed) announced that it would keep Fed funds interest rates at 0% to 0.25% well into 2015 and that it would embark upon a more open-ended quantitative easing policy.

The rally was more modestly extended in the fourth quarter of 2012. U.S. gross domestic product (GDP) was up a surprising 3%, and the Fed stated it would not raise rates until unemployment falls to 6.5% and inflation does not rise above 2.5%. European markets were firm as the ECB’s promise “to do whatever it takes” and small steps toward political cooperation had a calming effect. This was despite signs that GDP in Europe was heading to negative territory. China’s political transition appeared orderly and, with signs the economy was stabilizing in the area of 7% growth, its stock market rallied off its three-year bottom.

The strong rally in 2012’s second half extended into the first quarter. U.S. GDP was essentially flat as government, business and consumer spending were impacted by year-end government policy uncertainty and inventories were drawn down. At year end, Washington came to agreement to push out the debt ceiling debate and tax rate reductions for all but the top brackets were extended; however, payroll taxes increased for all. This clarity on tax policy relieved some of the year-end anxiety.

U.S. stocks continued to climb higher in the second quarter, but they took a volatile path to get there. The Chicago Board of Options Exchange Volatility Index (CBOE VIX Index), a general measure of market volatility, spiked over 40% off its recent lows, which created some opportunities to purchase high-quality companies on sale. Equities generally remain fairly valued, with the S&P 500 Index trading around 14.6 times 2013 earnings estimates. The Index’s 6.85% forward earnings yield at period end also remained attractive compared with the 10-year U.S. Treasury note’s 2.49% yield, even after the recent run-up in interest rates. Corporate balance sheets remain on solid footing, which bodes well for future dividend increases and greater merger activity, both factors that we view as supportive of equity prices.

Detractors from Performance

Canadian metallurgical coal and copper producer Teck Resources was our largest individual detractor. Shares were hit by significant oversupply, as the largest metallurgical coal producer, BHP, announced its intention to increase coal production from several new projects, despite deterioration in pricing. Those supply additions, in combination with increased domestic Chinese metallurgical coal production and a slowing Chinese economy, forced us to re-evaluate our downside and

Janus Value Funds | 25

Perkins Select Value Fund (unaudited)

upside cases for the stock. As a result of our lower proprietary reward to risk ratio, we eliminated our position.

In industrials, Sterling Construction was a key detractor. Weakness in road construction spending negatively impacted the company. While the long-term highway bill was stalled in Congress (a two-year spending program was approved in June 2012), there was fierce bidding on short-term construction projects. Unfortunately for Sterling, many of these turned out to be unprofitable. The shares trade at a significant discount to both book and liquidation value, in our view, so we maintained our position.

Oil and gas exploration and production firm QEP Resources also weighed on performance. The company’s quarterly earnings report confirmed that production growth would be lumpy for the year, as the company is ramping up drilling in the Bakken Shale field in North Dakota. Investors were also underwhelmed by the low level of asset sales, which were an indication that there remains a sizable gulf between buyers’ and sellers’ valuation expectations for gas-related assets. We believe that QEP Resources is taking the right steps to unlock value. Its most recent operations update detailed improved well results in the Bakken Shale and it remains on track to spin out a portion of its midstream assets into a master limited partnership. We kept our position.

Contributors to Performance

Omnicell led our individual contributors. The automated drug dispensing provider benefited from strong earnings and a new contract to supply the Department of Veterans Affairs. We like the growth potential for Omnicell since most hospitals have not automated their drug delivery systems. In addition, the balance sheet is very strong with net cash representing a significant portion of its stock price.

Kaydon was our top industrials contributor. The stock benefited from a stronger-than-expected earnings report in May. We appreciate the company’s solid balance sheet and high-margin specialty bearings franchise.

In technology, Symantec was a key contributor. Shares of the security software manufacturer bounced back early in the period due to better-than-expected quarterly results and a new CEO. The board replaced the prior CEO after uneven revenue results and poor operating expense management. The run-up in the shares of the company left a less favorable reward/risk ratio; therefore, we sold the position.

Market Outlook and Fund Positioning

Despite some confusion in the market over recent Fed statements concerning its quantitative easing bond buying program, some of the bullish arguments for equity prices still hold. Fed liquidity will continue for the time being with rate hikes not on tap until 2015, equity valuations appear fair, and the U.S. remains the “best house on a bad block” as the world muddles through this anemic growth environment. Conversely, the negative market factors have not gone away and would indicate that caution is still warranted as various issues such as fiscal policy, debt issues and the promotion of effective growth measures have not been addressed in a serious manner. Given slow economic growth, corporate earnings comparisons could be disappointing. The new near-term risk factor is the uncertainty regarding the impact of higher interest rates on a fragile economy.

Marked improvements in housing and employment markets notwithstanding, the truth is that the U.S. economy is far from a strong growth mode and still remains extremely susceptible to external shocks. GDP expanded at an annual rate of 1.8% in the first quarter, notably higher than the 0.4% gain from fourth quarter 2012, but well below the 2.4% pace estimated in March. The Fed still expects GDP growth to pick up steam in the future, given diminished downside risks for the labor market and economic activity, with a 2.3% to 2.6% forecast range for 2013 and an upgraded outlook to 3.0% to 3.5% in 2014. However, it remains to be seen if any of the ongoing macroeconomic uncertainties (listed below) will suddenly flare up and shift this optimistic view going forward. Various threats from across the globe could easily dampen U.S. projections.

In the case of Europe, economic weakness is more and more apparent in the peripheral countries, with concern that it has spread to the core. Related issues in Europe are the lack of policy coordination among European Union countries, more levered balance sheets and political instability. The unknown will be the contagion impact, not only in Europe, but to the U.S. and rest of the world as well. What we do know however is that over 40% of S&P 500 Index company revenues come from outside the U.S., so while U.S. equities may be a relatively safe haven, they are far from immune from what happens around the world.

Concerning China, while the country completed its leadership transition in November, economic growth continues to be a wild card. The government lowered its 2013 growth projections from 8% to 7.5%, and weaker global GDP could make this expansion more difficult to

26 | JUNE 30, 2013

(unaudited)

achieve. Dislocations in the economy and possibly in the financial system could be problematic. The world has come to rely on China as a core growth engine, and any slowdown, even marginal, is likely to have reverberations worldwide.

In the Fund, our largest weights continue to be in the financial services sector and in health care. More specifically, we have maintained a significant weighting to pharmaceutical companies, which are generally trading at below market multiples with healthy dividend yields. We remain underweight in the utilities sector. With stocks appearing fairly valued and an uncertain macroeconomic backdrop we continue to remain cautious on the equity market, however, market pullbacks could provide opportunities to take advantage of price dislocations. While rising rates continue to be an issue, we have maintained a decent-size position in regional banks and added to real estate investment trusts (REITs) as they were unusually weak.

The key to our research-intensive approach is keeping a long-term perspective and remembering that markets tend to revert to the mean. It can be easy for investors to slip into a complacent mentality during high-volatility momentum markets, when all stocks seem to keep rising. When markets turn, however, the importance of carefully researched quality can quickly become apparent.

Our risk-disciplined investment methodology focuses on identifying attractively priced companies with healthy balance sheets and solid recurring free cash flows that are competitively positioned for long-term success. This bias toward quality extends beyond a simply defensive measure. Our research has shown high-quality stocks have delivered higher risk-adjusted return potential over the long term as well.

Looking ahead, we believe our Fund is well positioned to navigate the current market climate, in terms of risk exposure and long-term upside potential. Our investment team spends a significant amount of time carefully researching each and every stock, and we remain confident that this focus on finding investment value while mitigating absolute risk exposure will serve our clients well, especially if markets experience heightened volatility.

Thank you for your investment with us in Perkins Select Value Fund.

Janus Value Funds | 27

Perkins Select Value Fund (unaudited)

Perkins Select Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Omnicell, Inc.	0.83%
Kaydon Corp.	0.74%
Symantec Corp.	0.69%
Irish Continental Group PLC	0.67%
Novartis A.G. (ADR)	0.61%

5 Bottom Performers – Holdings

Contribution

Teck Resources, Ltd. – Class B	–0.21%
Sterling Construction Co., Inc.	–0.15%
QEP Resources, Inc.	–0.15%
Goldcorp, Inc. (U.S. Shares)	–0.14%
Progress Software Corp.	–0.12%

5 Top Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	1.11%	0.33%	6.66%
Telecommunication Services	0.73%	2.92%	3.20%
Energy	0.31%	10.11%	15.45%
Industrials	0.26%	11.92%	9.34%
Health Care	0.16%	17.76%	11.19%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–4.72%	19.07%	0.00%
Financials	–1.22%	15.93%	27.98%
Consumer Discretionary	–1.09%	3.85%	8.45%
Materials	–0.67%	4.54%	3.87%
Information Technology	–0.49%	8.96%	6.93%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

28 | JUNE 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Casey’s General Stores, Inc. Retail – Convenience Stores	2.9%
OceanFirst Financial Corp. Savings/Loan/Thrifts	2.8%
Irish Continental Group PLC Transportation – Marine	2.7%
Occidental Petroleum Corp. Oil Companies – Exploration and Production	2.7%
Orkla A.S.A. Diversified Operations	2.6%

13.7%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of June 30, 2012

Janus Value Funds | 29

Perkins Select Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013			Expense Ratios – per the October 26, 2012 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Select Value Fund – Class A Shares

NAV	17.16%	16.62%	1.51%	1.27%

MOP	10.42%	12.23%

Perkins Select Value Fund – Class C Shares

NAV	16.24%	15.75%	2.43%	2.02%

CDSC	15.24%	15.75%

Perkins Select Value Fund – Class D Shares(1)	17.34%	16.81%	1.74%	1.19%

Perkins Select Value Fund – Class I Shares	17.61%	16.99%	1.26%	1.02%

Perkins Select Value Fund – Class S Shares	17.02%	16.39%	1.73%	1.52%

Perkins Select Value Fund – Class T Shares	17.25%	16.68%	1.44%	1.27%

Russell 3000® Value Index	25.28%	25.34%

Morningstar Quartile – Class I Shares	4th	4th

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	419/435	408/423

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

30 | JUNE 30, 2013

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective April 1, 2013, Robert Perkins and Alec Perkins are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

Janus Value Funds | 31

Perkins Select Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,105.30	$6.00	$1,000.00	$1,019.09	$5.76	1.15%

Class C Shares	$1,000.00	$1,100.80	$9.90	$1,000.00	$1,015.37	$9.49	1.90%

Class D Shares	$1,000.00	$1,106.10	$4.80	$1,000.00	$1,020.23	$4.61	0.92%

Class I Shares	$1,000.00	$1,106.90	$4.02	$1,000.00	$1,020.98	$3.86	0.77%

Class S Shares	$1,000.00	$1,105.20	$6.16	$1,000.00	$1,018.94	$5.91	1.18%

Class T Shares	$1,000.00	$1,105.20	$5.32	$1,000.00	$1,019.74	$5.11	1.02%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

32 | JUNE 30, 2013

Perkins Select Value Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Common Stock – 86.9%
Aerospace and Defense – 0.6%
6,000	General Dynamics Corp.	$469,980
Agricultural Chemicals – 1.2%
16,000	Mosaic Co.	860,960
Applications Software – 1.2%
18,000	Check Point Software Technologies, Ltd.*	894,240
Building – Heavy Construction – 1.6%
12,000	Granite Construction, Inc.	357,120
84,000	Sterling Construction Co., Inc.*	761,040
		1,118,160
Cellular Telecommunications – 2.2%
54,000	Vodafone Group PLC (ADR)	1,551,960
Chemicals – Specialty – 2.3%
380,000	Borregaard A.S.A	1,658,405
Commercial Banks – 3.7%
20,000	Bank of Hawaii Corp.	1,006,400
62,000	Fulton Financial Corp.	711,760
10,000	Heritage Financial Corp.	146,500
42,000	Univest Corp. of Pennsylvania	800,940
		2,665,600
Commercial Services – Finance – 0.6%
26,000	Western Union Co.	444,860
Computers – Integrated Systems – 2.6%
40,000	Diebold, Inc.	1,347,600
12,000	MICROS Systems, Inc.*	517,800
		1,865,400
Distribution/Wholesale – 0.4%
8,000	Owens & Minor, Inc.	270,640
Diversified Operations – 2.6%
232,000	Orkla A.S.A.	1,901,207
Electronic Components – Miscellaneous – 1.5%
30,000	Garmin, Ltd.	1,084,800
Electronic Components – Semiconductors – 0.7%
16,000	Altera Corp.	527,840
Engineering – Research and Development Services – 2.4%
13,312	Jacobs Engineering Group, Inc.*	733,891
30,000	KBR, Inc.	975,000
		1,708,891
Enterprise Software/Services – 2.7%
20,000	CA, Inc.	572,600
66,000	Omnicell, Inc.*	1,356,300
		1,928,900
Environmental Consulting and Engineering – 0.8%
26,000	Tetra Tech, Inc.*	611,260
Food – Retail – 1.6%
24,000	Harris Teeter Supermarkets, Inc.	1,124,640
Gold Mining – 0.5%
14,000	Goldcorp, Inc. (U.S. Shares)	346,220
Instruments – Scientific – 0.6%
5,000	Thermo Fisher Scientific, Inc.	423,150
Investment Management and Advisory Services – 0.5%
11,000	Invesco, Ltd.	349,800
Machine Tools and Related Products – 1.0%
18,000	Kennametal, Inc.	698,940
Medical – Drugs – 7.7%
14,000	Abbott Laboratories	488,320
18,000	AbbVie, Inc.	744,120
24,000	GlaxoSmithKline PLC (ADR)	1,199,280
33,000	Merck & Co., Inc.	1,532,850
22,000	Novartis A.G. (ADR)	1,555,620
		5,520,190
Medical – Generic Drugs – 1.8%
33,000	Teva Pharmaceutical Industries, Ltd. (ADR)	1,293,600
Medical Labs and Testing Services – 1.1%
8,000	Laboratory Corp. of America Holdings*	800,800
Medical Products – 5.9%
12,000	Baxter International, Inc.	831,240
49,000	Hill-Rom Holdings, Inc.	1,650,320
16,000	Orthofix International N.V. (U.S. Shares)*	430,400
21,000	Stryker Corp.	1,358,280
		4,270,240
Metal Processors and Fabricators – 2.0%
52,000	Kaydon Corp.	1,432,600
Multi-Line Insurance – 0.9%
18,000	Kemper Corp.	616,500
Networking Products – 1.3%
88,000	Polycom, Inc.*	927,520
Oil – Field Services – 1.2%
40,000	PAA Natural Gas Storage L.P.	841,600
Oil Companies – Exploration and Production – 7.2%
12,000	Noble Energy, Inc.	720,480
22,000	Occidental Petroleum Corp.	1,963,060
48,000	QEP Resources, Inc.	1,333,440
25,000	Whiting Petroleum Corp.*	1,152,250
		5,169,230
Pipelines – 1.4%
28,000	MPLX L.P.	1,030,680
Real Estate Operating/Development – 1.3%
45,000	St. Joe Co.*	947,250
REIT – Apartments – 1.6%
18,000	Home Properties, Inc.	1,176,660
REIT – Diversified – 2.1%
16,000	Potlatch Corp.	647,040
30,000	Weyerhaeuser Co.	854,700
		1,501,740
REIT – Health Care – 1.9%
18,000	HCP, Inc.	817,920
22,000	Healthcare Realty Trust, Inc.	561,000
		1,378,920
REIT – Office Property – 0.7%
7,500	Alexandria Real Estate Equities, Inc.	492,900
Retail – Apparel and Shoe – 0.5%
18,000	American Eagle Outfitters, Inc.	328,680
Retail – Convenience Stores – 2.9%
35,000	Casey’s General Stores, Inc.	2,105,600

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 33

Perkins Select Value Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Retail – Leisure Products – 0.8%
52,000	MarineMax, Inc.*	$589,160
Savings/Loan/Thrifts – 2.8%
130,000	OceanFirst Financial Corp.	2,021,500
Semiconductor Equipment – 1.5%
40,000	MKS Instruments, Inc.	1,061,600
Super-Regional Banks – 3.3%
60,000	Fifth Third Bancorp	1,083,000
18,000	PNC Financial Services Group, Inc.	1,312,560
		2,395,560
Tools – Hand Held – 0.9%
8,000	Stanley Black & Decker, Inc.	618,400
Transportation – Marine – 2.7%
68,000	Irish Continental Group PLC	1,964,755
Transportation – Railroad – 1.0%
10,000	Norfolk Southern Corp.	726,500
Transportation – Services – 1.1%
8,000	FedEx Corp.	788,640

Total Common Stock (cost $54,483,012)		62,506,678

Corporate Bond – 1.7%
Oil Companies – Exploration and Production – 1.7%
$1,707,000	Lone Pine Resources Canada, Ltd. 10.3750%, 2/15/17 (cost $1,724,594)	1,229,040

Preferred Stock – 0.5%
Commercial Banks – 0.5%
15,000	First Republic Bank, 6.2000% (cost $390,100)	372,750

Repurchase Agreement – 10.7%
$7,700,000	HSBC Securities (USA), Inc., 0.1000%, dated 6/28/13, maturing 7/1/13 to be repurchased at $7,700,064 collateralized by $22,889,164 in U.S. Treasuries 0.0000%-4.7500%, 2/15/15-2/15/43 with a value of $7,854,006 (cost $7,700,000)	7,700,000

Total Investments (total cost $64,297,706) – 99.8%		71,808,468

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		167,997

Net Assets – 100%		$71,976,465

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$1,575,260	2.2%
Ireland	1,964,755	2.7%
Israel	2,187,840	3.0%
Norway	3,559,612	5.0%
Switzerland	1,555,620	2.2%
United Kingdom	2,751,240	3.8%
United States††	58,214,141	81.1%

Total	$71,808,468	100.0%

††	Includes Cash Equivalents of 10.7%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

34 | JUNE 30, 2013

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund Snapshot
We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities that we believe to have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Justin Tugman co-portfolio manager	Tom Reynolds co-portfolio manager

Performance Overview

During the 12 months ended June 30, 2013, Perkins Small Cap Value Fund’s Class T Shares returned 18.44% versus 24.76% for the Fund’s benchmark, the Russell 2000 Value Index. Our 14.28% average cash holdings weighed the most on performance, followed by our holdings in consumer discretionary and information technology. Relative contributors included our holdings in financials and consumer staples, our lack of exposure in utilities and our holdings in health care.

Co-Portfolio Manager Change

During the period, Tom Reynolds replaced Todd Perkins as co-portfolio manager of Perkins Small Cap Value Fund. Mr. Perkins, who had served on the Fund since 2004, retired effective March 31, 2013. Mr. Reynolds, who joins Bob Perkins and Justin Tugman, has 14 years of investment experience. He will continue to oversee the firm’s coverage of the financial sector, which he has done since 2009. Mr. Reynolds holds a bachelor of arts degree from Dartmouth College and an MBA from the University of Chicago Booth School of Business, where he graduated with honors.

Economic Environment

Early in the period, the most important positive factor affecting the markets were statements from Mario Draghi, head of the European Central Bank (ECB), that European monetary policy would become much more aggressive in providing liquidity conditioned upon defined deleveraging programs. In addition, in September the U.S. Federal Reserve (Fed) announced that it would keep Fed funds interest rates at 0 to 0.25% well into 2015 and that it would embark upon a more open-ended and substantial quantitative easing policy, including mortgage backed securities.

The rally was more modestly extended in the fourth quarter of 2012. U.S. gross domestic product (GDP) was up a surprising 3%, and the Fed stated it would not raise rates until unemployment falls to 6.5% and inflation does not rise above 2.5%. European markets were firm as the ECB’s promise “to do whatever it takes” and small steps toward political cooperation had a calming effect. This was despite signs that GDP in Europe was heading to negative territory. China’s political transition appeared orderly and, with signs the economy was stabilizing in the area of 7% growth, its stock market rallied off its three-year bottom.

The strong rally in 2012’s second half extended into the first quarter. U.S. GDP was essentially flat as government, business and consumer spending were impacted by year-end government policy uncertainty and inventories were drawn down. At year-end, Washington came to agreement to push out the debt ceiling debate and tax rate reductions for all but the top brackets were extended; however, payroll taxes increased for all. This clarity on tax policy relieved some of the year-end anxiety.

U.S. stocks continued to climb higher in the second quarter, but they took a volatile path to get there. The CBOE VIX Index, a general measure of market volatility, spiked over 40% off its recent lows, which created some opportunities to purchase high-quality companies on sale. Equities generally remain fairly valued, with the S&P 500 Index trading around 14.6x 2013 earnings estimates. The Index’s 6.85% forward earnings yield at period end also remained attractive compared with the 10-year U.S. Treasury note’s 2.49% yield, even after the recent run-up in interest rates. Corporate balance sheets remain on solid footing, which bodes well for future dividend increases and greater merger activity, both factors that we view as supportive of equity prices.

Holdings That Detracted

Lone Pine Resources was our largest individual detractor. The Canadian-based oil and gas producer’s stock declined on disappointing production results. Lone Pine endured a costly and arduous process to increase oil and natural gas liquids production to improve cash flow and margins. However, with the company spending too much to make

Janus Value Funds | 35

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

this transition, the balance sheet came under strain, which would require asset sales to improve its financial position. Management had indicated that they were pursuing divestitures, but given that other companies were in a similar position, it was not guaranteed that the company would be successful in its efforts or realize full value for its assets. Given these uncertainties, we exited our position.

Harte-Hanks also weighed on performance. The company’s direct marketing business was experiencing slower growth and margin pressure. Local advertising spending had been soft and more client money had been going to the Internet. While we believe Harte-Hanks has valuable assets along with an attractive dividend yield, we sold the position based on our concerns the business was in a secular decline, a significant change to our initial investment thesis.

In technology, QLogic was a key detractor. The network infrastructure provider underperformed after the company missed its revenue estimate and was unable to offset lower sales with cost cuts. Costs continue to remain elevated since QLogic will bring to market a number of new products over the next two quarters, which should help revenue. At the same time, the company’s core HBA (host bus adapter) revenue continues to decline, driven by weaker server sales and a shift to different technology within some data centers. The company is also in the process of replacing its former CEO; we expect a new CEO to be named in the near future. We believe downside is limited, with over $4 per share in net cash and a free cash flow yield of 13%. We also expect the company to cut costs over the next year. We added to our position.

Holdings That Contributed

Flowers Foods was our largest individual contributor. Shares of the Georgia-based bakery company gained 46% in the period. The company initially benefited from the bankruptcy of Hostess Brands, but it also purchased the Hostess breads business during the bankruptcy proceedings. Flowers should benefit from less competition in a market in which price discounting has been an issue, and from increased geographic reach the Hostess business provides. Given the acquisition, earnings estimates for the company increased, leading to gains in the share price. Although we trimmed our holdings in the stock given the strong performance, we maintain a position in the name given the company’s improving prospects, solid balance sheet, high dividend yield and an active share buyback program.

First Niagara Financial also aided performance. In 2011, First Niagara announced a merger and acquisition (M&A) transaction that was dilutive to earnings, capital and book value during the height of the U.S. debt crisis. As such the stock suffered meaningfully and the equity raised for the deal was completed at very low levels. In 2012, First Niagara suffered from the low interest rate environment and poor investment securities selection. With First Niagara’s management and board of directors having lost credibility with investors, the stock traded at a discount to peers. In 2013, the company took the first steps toward recovering credibility by firing its CEO. This move, coupled with higher interest rates and a steeper yield curve, led First Niagara’s valuation to expand toward peers. We trimmed our position on strength.

In industrials, Kirby Corp. was a key contributor. The Houston-based operator of a fleet of U.S. tank barges rose significantly due to booming shale energy production which has led to a very favorable environment for petrochemical companies, a key market for Kirby, increasing shipping demand. Oil output rose faster than supply of new pipelines, forcing refineries to look to railroads and barges to move crude. We added to our position in Kirby during the period.

Market Outlook

Numerous analogies have been proffered as to the recent Fed proclamation that the latest quantitative easing liquidity inducing scheme has a finite life. Whether the extraction of liquidity from the system is akin to “putting the toothpaste back in the tube,” or Fed Chairman Ben Bernanke not wanting to be “the guy who left the hose on and walked away,” the bottom line is that the prices for risk assets will have to adjust to an environment where the Fed is no longer giving away money for free. Some of the bullish arguments for equity prices still hold: Fed liquidity will continue for the time being with rate hikes not on tap until 2015, equity valuations appear fair, and the U.S. remains the “best house on a bad block” as the world muddles through this period of anemic economic growth. Conversely, the negative market factors have not gone away and would indicate that caution is still warranted as various issues such as fiscal policy, debt issues and the promotion of effective growth measures have not been addressed in a serious manner. The new risk factor is now the uncertainty regarding the impact of higher interest rates on a fragile economy.

In the case of Europe, a problem area that is re-emerging to dominate the discussion, economic weakness is more and more apparent in the peripheral countries, with concern that it has spread to the core. The unknown will

36 | JUNE 30, 2013

(unaudited)(closed to certain new investors)

be the contagion impact, not only in Europe, but to the U.S. and rest of the world as well. In the U.S., as growth expectations have been ratcheted down, equity markets appear fairly valued on a historical basis, but the slowing in Europe, China and elsewhere bears watching as to the negative effects on the U.S. economy.

Marked improvements in housing and employment markets notwithstanding, the truth is that the U.S. economy is far from a strong growth mode and still remains extremely susceptible to external shocks. GDP expanded at an annual rate of 1.8% in the first quarter, notably higher than the 0.4% gain from fourth quarter 2012, but well below the 2.4% pace estimated in March. The Fed still expects GDP growth to pick up steam, given diminished downside risks for the labor market and economic activity, with a 2.3% to 2.6% forecast range for 2013 and an upgraded outlook to 3.0% to 3.5% in 2014. However, it remains to be seen if any of the ongoing macroeconomic uncertainties suddenly flare up and shift this optimistic outlook, as has occurred in the past. Various threats from across the globe could easily dampen U.S. projections. China, in particular, remains a concern. While the country completed its leadership transition in November, economic growth continues to be a wild card. The government lowered its 2013 growth projections from 8.0% to 7.5%, though weaker global GDP could make this expansion more difficult to achieve. The world has come to rely on China as a core growth engine, and any slowdown, even marginal, is likely to have reverberations worldwide.

In the Fund, we remain overweight health care and consumer staples, although we have pared back our exposure to consumer staples as valuations have increased, and we remain underweight utilities. We continue to be significantly underweight real estate investment trusts (REITs), but we are beginning to see some attractive opportunities, given the sell-off in the names on fears of higher interest rates. We continue to be overweight industrials, adding to several names on weakness during the quarter. As a result of the uncertain macroeconomic backdrop we continue to remain cautious on the equity market, but constructive on pullbacks in which we expect to take advantage of price dislocations. We have added to several of our higher conviction names within the Fund, believing that high-quality names will serve our shareholders well over time.

The key to our research-intensive approach is keeping a long-term perspective and remembering that markets tend to revert to the mean. It can be easy for investors to slip into a trader mentality during high-volatility momentum markets, when all stocks seem to keep rising. When markets turn, however, the importance of carefully researched quality can quickly become apparent. This bias toward quality extends beyond a simply defensive measure. Our research has shown high-quality stocks have delivered higher risk-adjusted return potential over the long term as well.

Looking ahead, we believe our Fund is well positioned to navigate the current market climate, in terms of both risk exposure and long-term upside potential. Our investment team spends a significant amount of time carefully researching each and every stock, and we remain confident that this focus on finding investment value while mitigating absolute risk exposure will serve our clients well, especially if markets experience heightened volatility.

Thank you for your investment in Perkins Small Cap Value Fund.

Janus Value Funds | 37

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Flowers Foods, Inc.	0.70%
First Niagara Financial Group, Inc.	0.58%
Kirby Corp.	0.57%
Covance, Inc.	0.57%
Alterra Capital Holdings, Ltd.	0.52%

5 Bottom Performers – Holdings

Contribution

Lone Pine Resources, Inc.	–0.29%
Harte-Hanks, Inc.	–0.26%
QLogic Corp.	–0.25%
Globe Specialty Metals, Inc.	–0.18%
Deckers Outdoor Corp.	–0.17%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Financials	1.19%	29.09%	37.06%
Utilities	0.64%	0.00%	6.51%
Health Care	0.53%	10.11%	4.56%
Consumer Staples	0.43%	5.92%	2.57%
Telecommunication Services	0.09%	0.00%	0.56%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Other**	–3.77%	14.28%	0.00%
Consumer Discretionary	–2.20%	6.09%	11.99%
Information Technology	–1.57%	9.65%	12.09%
Energy	–0.36%	8.32%	6.43%
Industrials	–0.19%	12.06%	12.79%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

38 | JUNE 30, 2013

(unaudited)(closed to certain new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Owens & Minor, Inc. Distribution/Wholesale	2.5%
Hill-Rom Holdings, Inc. Medical Products	2.2%
Casey’s General Stores, Inc. Retail – Convenience Stores	2.1%
Fulton Financial Corp. Commercial Banks	2.0%
Home Properties, Inc. REIT – Apartments	1.9%

10.7%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of June 30, 2012

Janus Value Funds | 39

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

Average Annual Total Return – for the periods ended June 30, 2013				Expense Ratios – per the October 26, 2012 prospectuses
	One	Five	Ten	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Operating Expenses	Operating Expenses

Perkins Small Cap Value Fund – Class A Shares(1)

NAV	18.27%	10.26%	9.86%	1.39%	1.24%

MOP	11.48%	8.96%	9.21%

Perkins Small Cap Value Fund – Class C Shares(1)

NAV	17.31%	9.56%	9.07%	2.05%	1.99%

CDSC	16.31%	9.56%	9.07%

Perkins Small Cap Value Fund – Class D Shares(1)	18.58%	10.46%	10.15%	0.95%	0.95%

Perkins Small Cap Value Fund – Class I Shares(1)	18.62%	10.38%	10.12%	0.89%	0.89%

Perkins Small Cap Value Fund – Class L Shares(1)	18.74%	10.64%	10.37%	1.02%	1.02%

Perkins Small Cap Value Fund – Class N Shares(1)	18.77%	10.38%	10.12%	0.79%	0.79%

Perkins Small Cap Value Fund – Class R Shares(1)	17.93%	9.95%	9.58%	1.54%	1.54%

Perkins Small Cap Value Fund – Class S Shares(1)	18.19%	10.17%	9.85%	1.29%	1.29%

Perkins Small Cap Value Fund – Class T Shares(1)	18.44%	10.38%	10.12%	1.05%	1.05%

Russell 2000® Value Index	24.76%	8.59%	9.30%

Morningstar Quartile – Class T Shares	4th	2nd	2nd

Morningstar Ranking – based on total returns for Small Value Funds	353/380	96/320	111/241

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

40 | JUNE 30, 2013

(unaudited)(closed to certain new investors)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

For Class L Shares, net expense ratios reflect the administrative fee waiver, if any, Janus Services LLC has voluntarily agreed to, which could be changed or terminated at any time.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s prospectuses or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010 as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class L Shares of the Fund commenced operations on April 21, 2003. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations with the Fund’s inception. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective April 1, 2013, Robert Perkins, Justin Tugman and Tom Reynolds are Co-Portfolio Managers of the Fund.

(1)	Closed to certain new investors. Please see current prospectuses for details.

Janus Value Funds | 41

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,124.20	$5.00	$1,000.00	$1,020.08	$4.76	0.95%

Class C Shares	$1,000.00	$1,119.60	$9.35	$1,000.00	$1,015.97	$8.90	1.78%

Class D Shares	$1,000.00	$1,125.60	$4.01	$1,000.00	$1,021.03	$3.81	0.76%

Class I Shares	$1,000.00	$1,125.90	$3.64	$1,000.00	$1,021.37	$3.46	0.69%

Class L Shares	$1,000.00	$1,126.30	$3.27	$1,000.00	$1,021.72	$3.11	0.62%

Class N Shares	$1,000.00	$1,126.40	$3.16	$1,000.00	$1,021.82	$3.01	0.60%

Class R Shares	$1,000.00	$1,122.70	$7.00	$1,000.00	$1,018.20	$6.66	1.33%

Class S Shares	$1,000.00	$1,123.70	$5.79	$1,000.00	$1,019.34	$5.51	1.10%

Class T Shares	$1,000.00	$1,125.10	$4.37	$1,000.00	$1,020.68	$4.16	0.83%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

42 | JUNE 30, 2013

Perkins Small Cap Value Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Common Stock – 92.4%
Agricultural Chemicals – 0.3%
400,000	Intrepid Potash, Inc.	$7,620,000
Apparel Manufacturers – 0.7%
265,000	Columbia Sportswear Co.	16,602,250
Automotive – Truck Parts and Equipment – Original – 0.9%
1,120,000	Dana Holding Corp.	21,571,200
Building – Heavy Construction – 1.7%
1,100,000	Granite Construction, Inc.	32,736,000
975,000	Sterling Construction Co., Inc.*,£	8,833,500
		41,569,500
Coal – 0.5%
700,000	Cloud Peak Energy, Inc.*	11,536,000
Commercial Banks – 13.7%
1,100,000	BancorpSouth, Inc.	19,470,000
600,000	Bank of Hawaii Corp.	30,192,000
3,000,000	BBCN Bancorp, Inc.	42,660,000
360,000	City National Corp.	22,813,200
969,514	Columbia Banking System, Inc.	23,084,128
4,261,573	Fulton Financial Corp.	48,922,858
750,000	Glacier Bancorp, Inc.	16,642,500
1,250,000	Hancock Holding Co.	37,587,500
900,000	PacWest Bancorp	27,585,000
750,000	Prosperity Bancshares, Inc.	38,842,500
675,000	Texas Capital Bancshares, Inc.*	29,943,000
		337,742,686
Commercial Services – Finance – 0.7%
375,000	Global Payments, Inc.	17,370,000
Computers – Integrated Systems – 2.2%
850,000	Diebold, Inc.	28,636,500
325,000	MICROS Systems, Inc.*	14,023,750
450,000	Netscout Systems, Inc.*	10,503,000
		53,163,250
Containers – Paper and Plastic – 1.9%
200,000	Packaging Corp. of America	9,792,000
1,100,000	Sonoco Products Co.	38,027,000
		47,819,000
Dental Supplies and Equipment – 1.9%
1,225,000	Patterson Cos., Inc.	46,060,000
Distribution/Wholesale – 2.5%
1,850,000	Owens & Minor, Inc.	62,585,500
Electronic Components – Semiconductors – 1.7%
2,000,000	QLogic Corp.*	19,120,000
675,000	Semtech Corp.*	23,645,250
		42,765,250
Electronic Design Automation – 1.1%
750,000	Synopsys, Inc.*	26,812,500
Engineering – Research and Development Services – 1.8%
625,000	EMCOR Group, Inc.	25,406,250
550,000	KBR, Inc.	17,875,000
		43,281,250
Engines – Internal Combustion – 0.8%
950,000	Briggs & Stratton Corp.	18,810,000
Enterprise Software/Services – 0.7%
900,000	Omnicell, Inc.*	18,495,000
Environmental Consulting and Engineering – 1.0%
1,100,000	Tetra Tech, Inc.*	25,861,000
Filtration and Separations Products – 1.2%
575,000	CLARCOR, Inc.	30,020,750
Finance – Investment Bankers/Brokers – 1.5%
340,000	Evercore Partners, Inc. – Class A	13,355,200
740,000	Lazard, Ltd. – Class A	23,791,000
		37,146,200
Finance – Leasing Companies – 0.6%
800,000	AerCap Holdings N.V. (U.S. Shares)*	13,968,000
Food – Baking – 0.7%
825,000	Flowers Foods, Inc.	18,191,250
Food – Miscellaneous/Diversified – 1.2%
380,000	J&J Snack Foods Corp.	29,564,000
Food – Retail – 0.9%
457,206	Harris Teeter Supermarkets, Inc.	21,424,673
Footwear and Related Apparel – 0.6%
250,000	Wolverine World Wide, Inc.	13,652,500
Golf – 0.6%
2,200,000	Callaway Golf Co.£	14,476,000
Instruments – Scientific – 1.1%
800,000	PerkinElmer, Inc.	26,000,000
Insurance Brokers – 1.0%
800,000	Brown & Brown, Inc.	25,792,000
Lasers – Systems and Components – 0.6%
874,008	II-VI, Inc.*	14,211,370
Machine Tools and Related Products – 2.4%
680,000	Kennametal, Inc.	26,404,400
575,000	Lincoln Electric Holdings, Inc.	32,930,250
		59,334,650
Machinery – Construction and Mining – 0.9%
625,000	Astec Industries, Inc.	21,431,250
Machinery – General Industrial – 0.4%
325,000	Albany International Corp. – Class A	10,718,500
Medical – Biomedical and Genetic – 1.3%
790,000	Charles River Laboratories International, Inc.*	32,413,700
Medical Instruments – 1.0%
900,000	AngioDynamics, Inc.*	10,152,000
500,000	Thoratec Corp.*	15,655,000
		25,807,000
Medical Labs and Testing Services – 1.2%
230,000	Covance, Inc.*	17,512,200
360,000	ICON PLC*	12,754,800
		30,267,000
Medical Products – 2.8%
1,625,000	Hill-Rom Holdings, Inc.	54,730,000
525,000	Orthofix International N.V. (U.S. Shares)*	14,122,500
		68,852,500
Medical Sterilization Products – 0.5%
300,000	STERIS Corp.	12,864,000

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 43

Perkins Small Cap Value Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Metal Processors and Fabricators – 1.4%
1,275,000	Kaydon Corp.£	$35,126,250
Miscellaneous Manufacturing – 1.2%
525,000	Aptargroup, Inc.	28,985,250
Multi-Line Insurance – 1.4%
1,000,000	Kemper Corp.	34,250,000
Networking Products – 0.7%
1,600,000	Polycom, Inc.*	16,864,000
Non-Ferrous Metals – 0.4%
900,000	Globe Specialty Metals, Inc.	9,783,000
Oil – Field Services – 1.2%
1,150,000	PAA Natural Gas Storage L.P.	24,196,000
500,000	Tesco Corp.*	6,625,000
		30,821,000
Oil Companies – Exploration and Production – 2.0%
950,000	QEP Resources, Inc.	26,391,000
500,000	Whiting Petroleum Corp.*	23,045,000
		49,436,000
Paper and Related Products – 1.4%
409,465	Buckeye Technologies, Inc.	15,166,584
750,000	PH Glatfelter Co.	18,825,000
		33,991,584
Pipelines – 1.0%
400,000	Western Gas Partners L.P.	25,956,000
Poultry – 0.5%
190,000	Sanderson Farms, Inc.	12,619,800
Printing Services – 1.5%
1,175,000	Brady Corp. – Class A	36,107,750
Property and Casualty Insurance – 1.5%
400,000	Infinity Property & Casualty Corp.	23,904,000
220,000	Navigators Group, Inc.*	12,548,800
		36,452,800
Real Estate Operating/Development – 0.5%
630,000	St. Joe Co.*	13,261,500
Reinsurance – 2.1%
200,000	Endurance Specialty Holdings, Ltd.	10,290,000
775,856	Montpelier Re Holdings, Ltd.	19,404,159
315,000	Reinsurance Group of America, Inc.	21,769,650
		51,463,809
REIT – Apartments – 2.9%
1,650,000	Education Realty Trust, Inc.	16,879,500
725,000	Home Properties, Inc.	47,393,250
133,282	Post Properties, Inc.	6,596,126
		70,868,876
REIT – Diversified – 1.3%
800,000	Potlatch Corp.	32,352,000
REIT – Health Care – 0.4%
425,000	Healthcare Realty Trust, Inc.	10,837,500
REIT – Hotels – 1.1%
3,000,000	DiamondRock Hospitality Co.	27,960,000
REIT – Mortgage – 0.5%
1,100,000	Two Harbors Investment Corp.	11,275,000
REIT – Office Property – 0.3%
385,000	BioMed Realty Trust, Inc.	7,788,550
Retail – Apparel and Shoe – 2.1%
600,000	Aeropostale, Inc.*	8,280,000
725,000	Ascena Retail Group, Inc.*	12,651,250
155,869	Genesco, Inc.*	10,441,664
525,000	Men’s Wearhouse, Inc.	19,871,250
		51,244,164
Retail – Convenience Stores – 2.1%
875,000	Casey’s General Stores, Inc.	52,640,000
Retail – Leisure Products – 0.6%
1,250,000	MarineMax, Inc.*,£	14,162,500
Savings/Loan/Thrifts – 4.5%
2,200,000	First Niagara Financial Group, Inc.	22,154,000
1,300,000	Investors Bancorp, Inc.	27,404,000
1,300,000	Provident Financial Services, Inc.	20,514,000
2,150,000	Washington Federal, Inc.	40,592,000
		110,664,000
Semiconductor Components/Integrated Circuits – 0.6%
275,000	Hittite Microwave Corp.*	15,950,000
Semiconductor Equipment – 1.5%
1,000,000	Brooks Automation, Inc.	9,730,000
1,075,000	MKS Instruments, Inc.	28,530,500
		38,260,500
Telecommunication Equipment – 1.0%
700,000	NICE Systems, Ltd. (ADR)	25,823,000
Transportation – Marine – 2.1%
525,000	Kirby Corp.*	41,758,500
170,000	Tidewater, Inc.	9,684,900
		51,443,400

Total Common Stock (cost $1,876,147,897)		2,282,187,962

Repurchase Agreements – 8.8%
$92,300,000	HSBC Securities (USA), Inc., 0.1000%, dated 6/28/13, maturing 7/1/13 to be repurchased at $92,300,769 collateralized by $274,372,711 in U.S. Treasuries 0.0000%-4.7500%, 2/15/15-2/15/43 with a value of $94,146,068	92,300,000

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

44 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

$25,200,000	ING Financial Markets LLC, 0.0100%, dated 6/28/13, maturing 7/1/13 to be repurchased at $25,200,021 collateralized by $2,034,770 in a U.S. Government Agency 4.0000%, 2/20/40 and $20,249,901 in U.S. Treasuries 0.2500%-8.8750%, 2/28/15-2/15/19 with respective values of $2,167,306 and $23,536,915	$25,200,000
99,200,000	RBC Capital Markets Corp., 0.1000%, dated 6/28/13, maturing 7/1/13 to be repurchased at $99,200,827 collateralized by $99,203,614 in U.S. Treasuries 0.0000%-9.2500%, 7/1/13-2/15/42 with a value of $101,184,005	99,200,000

Total Repurchase Agreements (cost $216,700,000)		216,700,000

Total Investments (total cost $2,092,847,897) – 101.2%		2,498,887,962

Liabilities, net of Cash, Receivables and Other Assets– (1.2)%		(30,054,887)

Net Assets – 100%		$2,468,833,075

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Ireland	$12,754,800	0.5%
Israel	25,823,000	1.0%
United States††	2,460,310,162	98.5%

Total	$2,498,887,962	100.0%

††	Includes Cash Equivalents of 8.7%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 45

Perkins Value Plus Income Fund (unaudited)

Fund Snapshot
The Fund seeks high-quality equity and credit-oriented fixed income selected to drive portfolio income. The allocation has the flexibility to move between 40%-60% in equity securities and the remainder in fixed-income securities and cash equivalents. Both the Perkins equity team and the Janus fixed income team focus on minimizing downside risk using their own unique approach to fundamental, bottom-up investing.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Jeff Kautz co-portfolio manager	Ted Thome co-portfolio manager

Performance Overview

For the 12-month period ended June 30, 2013, Perkins Value Plus Income Fund’s Class I Shares returned 13.16%, while the Fund’s primary benchmark, the Russell 1000 Value Index, returned 25.32%. Its blended benchmark, the Value Income Index, a hypothetical internally-calculated index that combines the total returns from the Russell 1000 Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%), returned 11.70%. The Fund’s secondary benchmark, the Barclays U.S. Aggregate Bond Index (the “Agg”), returned -0.69% during the period.

Market Environment

The period opened with a good equity rally. The most important positive factor affecting the markets were statements from Mario Draghi, head of the European Central Bank (ECB), that European monetary policy would become much more aggressive in providing liquidity conditioned upon defined deleveraging programs. In addition, in September the U.S. Federal Reserve (Fed) announced that it would keep Fed funds interest rates at 0 to 0.25% well into 2015 and that it would embark upon a more open-ended quantitative easing policy.

The rally was more modestly extended in the fourth quarter of 2012. U.S. gross domestic product (GDP) was up a surprising 3%, and the Fed stated it would not raise rates until unemployment falls to 6.5% and inflation does not rise above 2.5%. European markets were firm as the ECB’s promise “to do whatever it takes” and small steps toward political cooperation had a calming effect. This was despite signs that GDP in Europe was heading to negative territory. China’s political transition appeared orderly and, with signs the economy was stabilizing in the area of 7% growth, its stock market rallied off its three-year bottom.

The strong rally in 2012’s second half extended into the first quarter. U.S. GDP was essentially flat as government, business and consumer spending were impacted by year-end government policy uncertainty and inventories were drawn down. At year end, Washington came to agreement to push out the debt ceiling debate and tax rate reductions for all but the top brackets were extended; however, payroll taxes increased for all. This clarity on tax policy relieved some of the year-end anxiety.

U.S. stocks continued to climb higher in the second quarter, but they took a volatile path to get there. The CBOE VIX Index, a general measure of market volatility, spiked over 40% off its recent lows, which created some opportunities to purchase high-quality companies on sale. Equities generally remain fairly valued, with the S&P 500 Index trading around 14.6 times 2013 earnings estimates. The index’s 6.85% forward earnings yield also remained attractive compared with the 10-year U.S. Treasury note’s 2.49% yield, even after the recent run-up in interest rates. Corporate balance sheets remain on solid footing, which bodes well for future dividend increases and greater merger activity, both factors that we view as supportive of equity prices.

Fixed income markets were largely characterized by concern about global fiscal policies and the impact on economic growth. Overall, both investment-grade and high-yield corporate credit spreads and mortgage-backed securities (MBS) spreads narrowed during the period. Meanwhile, U.S. Treasury bond yields rose, particularly in the final months of the period as U.S. economic data began to improve.

Portfolio Comments

Our overweight to equities (57% at period end) combined with our underweight to fixed income (43%) contributed to returns relative to the Value Income Index. Our equity weighting was at the upper end of our 40%-60% range.

46 | JUNE 30, 2013

(unaudited)

Our equity sleeve in aggregate underperformed the Russell 1000 Value Index, with our holdings and underweight in financials weighing the most, as well as our holdings in information technology. Contributors included our underweights in utilities and energy, followed by our holdings in telecommunication services.

Meanwhile, our fixed income sleeve significantly outperformed the Barclays U.S. Aggregate Bond Index. Our sizeable overweight and security selection in corporate bonds were the primary contributors to relative performance, followed by our security selection in MBS.

In our joint management of the Fund, both Perkins and Janus investment teams are at least as focused on absolute total returns as we are relative returns, and therefore, are focused on the long term. Our emphasis on determining the potential downside or risk of an opportunity, both within fixed income and equities, has served us well as shown by the Fund’s (I Shares) placement in the top quartile of its Morningstar group since inception.

Equity Holdings That Detracted

Goldcorp was our largest individual detractor. Shares of this high-quality, low-cost gold producer declined 33%, as the underlying spot gold price declined 24% during the period. We sold our position.

American Capital Agency, a mortgage real estate investment trust (REIT), was also a key detractor. The company’s book value fell sharply in the first and second quarters of 2013 as interest rates moved quickly higher and the company’s hedges proved inadequate and ineffective. The company underestimated the potential for spread widening in its sector and therefore didn’t hedge appropriately, causing the large book value drop. We believe the steeper Treasury yield curve makes for a more attractive investment environment for the company, and the stock traded at a discount to book value versus its historic premium at period end.

Equity Holdings That Contributed

SK Telecom, our top individual contributor, is South Korea’s leading wireless telecom operator with 51% market share, and owns stakes in other (in some cases related) companies including SK Broadband, SK Hynix and Posco. Despite being engaged in a fierce marketing battle for next-generation network subscribers, the company reported better-than-expected earnings. There was also optimism for a significant recovery in earnings. We reduced our position, given the rise in valuation.

JPMorgan Chase, another top contributor, benefited from strong earnings and a significant increase in its quarterly dividend. Improving macroeconomic data also helped boost the shares. We continue to like the stock as the bank’s strong capital position and robust balance sheet allow it to take market share from its weaker competitors. JPMorgan Chase remains among the best capitalized of the global financial intermediaries, in our view. We continue to find the bank attractive on a book value and earnings basis.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Fixed Income Holdings That Contributed

On an individual credit basis, our security selection in GE Capital contributed to outperformance, particularly our allocation to hybrids/preferred stock, which performed well on a relative basis compared with other types of corporate debt as interest rates rose toward the end of the period. GE Capital Corp. provides financing, mortgage and insurance services. GE Capital has undergone a significant balance sheet transformation since the 2007-2008 financial crisis, making significant strides in reducing leverage, increasing reserves, cutting reliance on short-term funding and improving capital. Its management team has been committed to reducing the size of the company, which should reduce debt outstanding and improve the quality of its balance sheet.

Another top contributor was Goodman Group, a REIT with industrial properties in Australia, New Zealand, the UK, Asia and Europe. Goodman’s operating performance was stronger than expected during the 12-month period; its European portfolio, in particular, outperformed expectations. Goodman also raised equity during the period for growth, which was viewed as positive for its corporate credit. We have favored Goodman for its high-quality asset base and focus on keeping leverage low.

Fixed Income Holdings That Detracted

Diversified company Loews Corp. detracted, partly because we held longer-duration securities, which tend to perform relatively worse when interest rates rise, as they did during the period. We sold our Loews credit during the period.

ADT Corp., which provides home security monitoring services, also weighed on performance due to our holdings in relatively longer-duration securities, which tend to fare relatively worse than shorter-duration securities during rising-rate periods. Spun off from Tyco International

Janus Value Funds | 47

Perkins Value Plus Income Fund (unaudited)

in 2012, ADT’s business model is attractive, as the company has long-term contracts that provide stability of earnings and free cash flow. Consumers have been adopting its new home automation package ADT Pulse, which we believe should help boost earnings and lead to gradual deleveraging of the company’s capital structure over time.

Market Outlook and Fund Positioning

Despite some confusion over recent Fed statements concerning its quantitative easing bond buying program, some of the bullish arguments for equity prices still hold: Fed liquidity will continue for the time being with rate hikes not on tap until 2015, equity valuations appear fair, and the U.S. remains the “best house on a bad block” as the world muddles through this anemic growth environment. Conversely, the negative market factors have not gone away and would indicate that caution is still warranted as various issues such as fiscal policy, debt issues, and the promotion of effective growth measures have not been addressed in a serious manner. Given slow economic growth, corporate earnings comparisons could be disappointing. The new near term risk factor is the uncertainty regarding the impact of higher interest rates on a fragile economy.

Marked improvements in housing and employment markets notwithstanding, the truth is that the U.S. economy is far from being in a strong growth mode and still remains extremely susceptible to external shocks. GDP expanded at an annual rate of 1.8% in the first quarter, notably higher than the 0.4% gain from fourth quarter 2012, but well below the 2.4% pace estimated in March. The Fed still expects GDP growth to pick up steam ahead, given diminished downside risks for the labor market and economic activity, with a 2.3% to 2.6% forecast range for 2013 and an upgraded outlook to 3.0% to 3.5% in 2014. However, the Fed’s forecasts have been overly optimistic in the past and it remains to be seen if any of the ongoing macroeconomic uncertainties suddenly flare up and shift this positive view. Various threats from across the globe could easily dampen U.S. projections.

In the case of Europe, economic weakness is more and more apparent in the peripheral countries with concern that it has spread to the core. Related issues in Europe are the degree of policy coordination, more levered balance sheets and political instability. The unknown will be the contagion impact, not only in Europe, but to the U.S. and rest of the world as well.

Concerning China, while the country completed its leadership transition in November, economic growth continues to be a wild card. The government lowered its 2013 growth projections from 8% to 7.5%, though weaker global GDP could make this expansion more difficult to achieve. Dislocations in the economy and possibly in the financial system could be problematic. The world has come to rely on China as a core growth engine, and any slowdown, even marginal, is likely to have reverberations worldwide.

In the Fund, our largest equity weights continue to be in the financial services sector, where we have preference for regional banks, and we remain underweight in the utilities sector. With stocks appearing fairly valued and an uncertain macroeconomic backdrop, we continue to remain cautious on the equity market. However market pullbacks could provide opportunities to take advantage of price dislocations. As an example, in this quarter we added to REITs, as they were unusually weak as the market focused on interest rate increases.

The key to our research-intensive approach is keeping a long-term perspective and remembering that markets tend to revert to the mean. It can be easy for investors to slip into a complacent mentality during highly volatile momentum markets, when all stocks seem to keep rising. When markets turn, however, the importance of carefully researched quality can quickly become apparent.

Our risk-disciplined investment methodology focuses on identifying attractively priced companies with healthy balance sheets and solid recurring free cash flows that are competitively positioned for long-term success. These types of high-quality firms have historically helped us limit downside portfolio exposure in weak periods, while participating in market rallies. This bias toward quality extends beyond a simply defensive measure. Our research has shown high-quality stocks have delivered higher risk-adjusted return potential over the long term as well.

In fixed income, the Fed’s unconventional monetary policies have suppressed U.S. Treasury rates to unprecedented lows in an effort to stimulate economic growth. Recent U.S. economic data reflects modest acceleration that may give the Fed the support it needs to begin tapering quantitative easing. However, we still believe the Fed will leave short-term interest rates unchanged for an extended period.

While some investors may believe that rates will continue to move higher from here and that we’ve seen the end of the bull market in fixed income, it’s important to recognize that the impact of rising rates will not be uniform across all fixed-income securities. In our view, the biggest effect is likely to be on securities with 10 or more years to maturity. We view that segment of the yield curve as

48 | JUNE 30, 2013

(unaudited)

containing the greatest potential for capital loss and the greatest volatility. We have reduced exposure to longer-duration securities in an effort to buffer the effect of rising rates. Some corporate credit names tend to be more sensitive to interest rate changes than others, and we have reduced our exposure to those, as well. We also continue to look for opportunities in products that have served in the past as alternatives to government bonds and corporate credit, including bank loans and agency MBS.

Security selection in fixed income has become extremely important, in our view, as valuations have become stretched due to investors’ search for yield and the growing risk of higher interest rates. In this environment, we believe that preservation of capital must take priority over aggressive return seeking. This is not to say that great opportunities have disappeared from the fixed income market – they have not, and we are still finding some – but the universe of securities to select from today is much narrower than it has been over the last four years. Fortunately, a back-up in rates may have the positive effect of lowering fixed income valuations and opening up fresh opportunities for investing at more attractive levels in credits that we believe offer the potential for good risk-adjusted returns.

Because we have tended to generate the majority of our excess return through security selection, we see this as a time of great opportunity. Credit risk (i.e., the risk that borrowers will default) has been relatively low for years due to the excess levels of cash held on corporate balance sheets, and we believe that will continue. We believe returns this year will be significantly influenced not just by what we own, but by what we have chosen not to own: There are many securities that offer what we view as asymmetric risk profiles, with greater downside risk exposure, and we intend to steer around them. In our view, the key to success for the remainder of the year will be driving performance through security selection while navigating interest-rate volatility.

Thank you for your investment with us in Perkins Value Plus Income Fund.

Janus Value Funds | 49

Perkins Value Plus Income Fund (unaudited)

Perkins Value Plus Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

SK Telecom Co., Ltd. (ADR)	1.06%
JPMorgan Chase & Co.	0.71%
Aetna, Inc.	0.56%
Novartis A.G. (ADR)	0.54%
Two Harbors Investment Corp.	0.48%

5 Bottom Performers – Equity Holdings

Contribution

Goldcorp, Inc. (U.S. Shares)	–0.37%
American Capital Agency Corp.	–0.31%
Teck Resources, Ltd. – Class B	–0.21%
Exelon Corp.	–0.19%
Hewlett-Packard Co.	–0.17%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.64%	3.29%	6.67%
Energy	0.61%	9.88%	16.19%
Telecommunication Services	0.36%	7.20%	3.42%
Industrials	0.32%	7.40%	9.06%
Health Care	0.24%	16.79%	11.74%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–1.42%	23.14%	27.24%
Other**	–1.39%	3.32%	0.00%
Information Technology	–1.09%	9.31%	6.51%
Materials	–0.58%	5.49%	3.74%
Consumer Discretionary	–0.56%	6.94%	8.16%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

50 | JUNE 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Occidental Petroleum Corp. Oil Companies – Exploration and Production	1.4%
Vodafone Group PLC (ADR) Cellular Telecommunications	1.4%
Tesco PLC Food – Retail	1.2%
Wells Fargo & Co. Super-Regional Banks	1.1%
Two Harbors Investment Corp. REIT – Mortgage	1.1%

6.2%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of June 30, 2012

Janus Value Funds | 51

Perkins Value Plus Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013			Expense Ratios – per the October 26, 2012 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Value Plus Income Fund – Class A Shares

NAV	12.91%	10.67%	1.50%	1.02%

MOP	6.44%	8.44%

Perkins Value Plus Income Fund – Class C Shares

NAV	12.03%	9.97%	2.26%	1.77%

CDSC	11.03%	9.97%

Perkins Value Plus Income Fund – Class D Shares(1)	13.02%	10.78%	1.41%	0.91%

Perkins Value Plus Income Fund – Class I Shares	13.16%	10.91%	1.25%	0.77%

Perkins Value Plus Income Fund – Class S Shares	12.79%	10.45%	1.73%	1.27%

Perkins Value Plus Income Fund – Class T Shares	13.01%	10.70%	1.48%	1.02%

Russell 1000® Value Index	25.32%	16.44%

Barclays U.S. Aggregate Bond Index	–0.69%	3.23%

Value Income Index	11.70%	9.96%

Morningstar Quartile – Class I Shares	2nd	1st

Morningstar Ranking – based on total returns for Moderate Allocation Funds	345/951	194/848

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

52 | JUNE 30, 2013

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Fund’s prospectuses or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Returns include reinvestment of all dividends and distributions. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 30, 2010
(1)	Closed to new investors.

Janus Value Funds | 53

Perkins Value Plus Income Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Class A Shares	$1,000.00	$1,064.80	$5.17	$1,000.00	$1,019.79	$5.06	1.01%

Class C Shares	$1,000.00	$1,061.60	$9.00	$1,000.00	$1,016.07	$8.80	1.76%

Class D Shares	$1,000.00	$1,066.20	$4.56	$1,000.00	$1,020.38	$4.46	0.89%

Class I Shares	$1,000.00	$1,067.00	$3.90	$1,000.00	$1,021.03	$3.81	0.76%

Class S Shares	$1,000.00	$1,065.60	$5.28	$1,000.00	$1,019.69	$5.16	1.03%

Class T Shares	$1,000.00	$1,065.70	$4.25	$1,000.00	$1,020.68	$4.16	0.83%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

54 | JUNE 30, 2013

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.4%
$49,000	AmeriCredit Automobile Receivables Trust 3.3800%, 4/9/18	$50,026
69,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	68,503
20,000	Commercial Mortgage Trust 5.6500%, 12/10/49	20,447
127,000	Commercial Mortgage Trust 5.8670%, 12/10/49‡	136,050
85,009	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	70,159
34,000	FREMF Mortgage Trust 2.8037%, 5/25/19 (144A),‡	34,180
100,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	85,504
120,000	GS Mortgage Securities Corp. Trust 3.5510%, 4/10/34 (144A),‡	118,153
27,000	Santander Drive Auto Receivables Trust 2.5200%, 9/15/16	26,660
9,000	Santander Drive Auto Receivables Trust 3.6400%, 5/15/18	9,194
28,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	28,240
81,000	Wachovia Bank Commercial Mortgage Trust 5.3830%, 12/15/43	85,389
55,000	Wachovia Bank Commercial Mortgage Trust 5.5910%, 4/15/47‡	58,291

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $814,655)		790,796

Bank Loans – 0.3%
Casino Hotels – 0.2%
97,510	MGM Resorts International 3.5000%, 12/20/19‡	96,779
Pharmaceuticals – 0.1%
48,106	Quintiles Transnational Corp. 4.5000%, 6/8/18‡	48,045

Total Bank Loans (cost $145,161)		144,824

Common Stock – 56.1%
Aerospace and Defense – 0.8%
6,000	General Dynamics Corp.	469,980
Aerospace and Defense – Equipment – 0.3%
45,000	BBA Aviation PLC**	191,677
Agricultural Chemicals – 0.3%
3,500	Mosaic Co.	188,335
Apparel Manufacturers – 0.4%
2,500	Coach, Inc.**	142,725
600	VF Corp.**	115,836
		258,561
Applications Software – 1.3%
2,200	Intuit, Inc.**	134,266
16,800	Microsoft Corp.**	580,104
		714,370
Automotive – Truck Parts and Equipment – Original – 0.2%
3,000	Johnson Controls, Inc.**	107,370
Beverages – Non-Alcoholic – 0.9%
6,000	Dr. Pepper Snapple Group, Inc.**	275,580
3,200	PepsiCo, Inc.	261,728
		537,308
Building – Residential and Commercial – 0.2%
4,000	M.D.C. Holdings, Inc.	130,040
Cellular Telecommunications – 2.3%
14,000	NTT DOCOMO, Inc. (ADR)	219,100
15,000	SK Telecom Co., Ltd. (ADR)	304,950
27,000	Vodafone Group PLC (ADR)**	775,980
		1,300,030
Chemicals – Specialty – 0.7%
86,700	Borregaard A.S.A	378,378
Commercial Banks – 1.9%
5,700	Bank of Hawaii Corp.	286,824
7,500	Columbia Banking System, Inc.	178,575
3,500	Cullen / Frost Bankers, Inc.	233,695
28,100	Fulton Financial Corp.	322,588
4,234	Univest Corp. of Pennsylvania	80,742
		1,102,424
Commercial Services – Finance – 0.2%
7,700	Western Union Co.**	131,747
Computers – 0.3%
500	Apple, Inc.**	198,040
Computers – Integrated Systems – 0.4%
6,000	Diebold, Inc.**	202,140
Computers – Memory Devices – 0.3%
6,700	EMC Corp.**	158,254
Containers – Metal and Glass – 0.5%
5,000	Greif, Inc. – Class A	263,350
Cosmetics and Toiletries – 0.6%
4,200	Procter & Gamble Co.**	323,358
Cruise Lines – 0.4%
7,400	Carnival Corp. (U.S. Shares)	253,746
Dental Supplies and Equipment – 0.4%
6,000	Patterson Cos., Inc.	225,600
Diagnostic Kits – 0.4%
10,500	Meridian Bioscience, Inc.	225,750
Diversified Banking Institutions – 0.9%
10,000	JPMorgan Chase & Co.**	527,900
Diversified Operations – 0.7%
2,500	Koppers Holdings, Inc.	95,450
40,000	Orkla A.S.A.	327,794
		423,244
Electric – Integrated – 1.4%
2,500	Alliant Energy Corp.	126,050
5,000	Hawaiian Electric Industries, Inc.	126,550
18,000	PPL Corp.	544,680
		797,280
Electronic Components – Semiconductors – 1.5%
6,900	Altera Corp.**	227,631
7,000	Intel Corp.	169,540

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 55

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Electronic Components – Semiconductors – (continued)
7,000	Microchip Technology, Inc.	$260,750
5,000	Xilinx, Inc.**	198,050
		855,971
Electronic Measuring Instruments – 0.4%
5,000	Agilent Technologies, Inc.**	213,800
Electronic Security Devices – 0.4%
6,500	Tyco International, Ltd. (U.S. Shares)**	214,175
Enterprise Software/Services – 0.3%
6,100	CA, Inc.**	174,643
Food – Baking – 0.3%
7,200	Flowers Foods, Inc.	158,760
Food – Miscellaneous/Diversified – 0.3%
4,700	Unilever PLC (ADR)**	190,115
Food – Retail – 1.6%
135,000	Tesco PLC**	680,348
4,700	Weis Markets, Inc.	211,829
		892,177
Food – Wholesale/Distribution – 0.3%
5,000	Sysco Corp.	170,800
Human Resources – 0.2%
2,500	Manpowergroup, Inc.**	137,000
Industrial Gases – 0.3%
1,800	Air Products & Chemicals, Inc.	164,826
Insurance Brokers – 0.7%
10,500	Marsh & McLennan Cos., Inc.	419,160
Investment Management and Advisory Services – 0.4%
2,500	Ameriprise Financial, Inc.**	202,200
Machinery – Construction and Mining – 0.4%
6,900	Astec Industries, Inc.	236,601
Medical – Drugs – 3.5%
3,100	AbbVie, Inc.**	128,154
5,500	GlaxoSmithKline PLC (ADR)**	274,835
2,000	Johnson & Johnson**	171,720
5,600	Merck & Co., Inc.	260,120
8,600	Novartis A.G. (ADR)	608,106
18,800	Pfizer, Inc.**	526,588
		1,969,523
Medical – Generic Drugs – 0.9%
12,400	Teva Pharmaceutical Industries, Ltd. (ADR)	486,080
Medical – HMO – 1.3%
3,500	Aetna, Inc.	222,390
2,000	Humana, Inc.**	168,760
4,000	WellPoint, Inc.	327,360
		718,510
Medical – Wholesale Drug Distributors – 0.3%
1,500	McKesson Corp.**	171,750
Medical Labs and Testing Services – 0.7%
6,300	Quest Diagnostics, Inc.**	381,969
Medical Products – 1.5%
2,100	Baxter International, Inc.**	145,467
2,500	Covidien PLC (U.S. Shares)	157,100
7,000	Hill-Rom Holdings, Inc.	235,760
4,900	Stryker Corp.**	316,932
		855,259
Medical Sterilization Products – 0.2%
2,600	STERIS Corp.	111,488
Multi-Line Insurance – 0.3%
3,800	Allstate Corp.	182,856
Networking Products – 0.4%
10,000	Cisco Systems, Inc.	243,100
Non-Hazardous Waste Disposal – 0.9%
15,000	Republic Services, Inc.	509,100
Oil – Field Services – 0.6%
4,900	Schlumberger, Ltd. (U.S. Shares)**	351,134
Oil and Gas Drilling – 0.3%
3,000	Ensco PLC – Class A**	174,360
Oil Companies – Exploration and Production – 1.8%
4,000	Noble Energy, Inc.**	240,160
8,700	Occidental Petroleum Corp.**	776,301
		1,016,461
Oil Companies – Integrated – 3.3%
7,500	BP PLC (ADR)**	313,050
3,200	Chevron Corp.**	378,688
2,000	Exxon Mobil Corp.**	180,700
7,500	Royal Dutch Shell PLC (ADR)**	478,500
10,500	Total S.A. (ADR)**	511,350
		1,862,288
Printing Services – 0.2%
4,000	Brady Corp. – Class A	122,920
Protection – Safety – 0.4%
4,500	Landauer, Inc.	217,395
Publishing – Periodicals – 0.1%
8,500	UBM PLC**	84,794
Real Estate Management/Services – 0.3%
14,100	Brookfield Real Estate Services, Inc.	163,610
Reinsurance – 0.3%
1,200	Everest Re Group, Ltd.	153,912
REIT – Apartments – 1.7%
7,500	American Campus Communities, Inc.	304,950
2,400	AvalonBay Communities, Inc.	323,784
5,000	Home Properties, Inc.	326,850
1	Silver Bay Realty Trust Corp.	17
		955,601
REIT – Diversified – 0.9%
4,000	Potlatch Corp.	161,760
3,450	Rayonier, Inc.	191,096
5,000	Weyerhaeuser Co.	142,450
		495,306
REIT – Health Care – 0.3%
15,300	Healthcare Trust of America, Inc. – Class A	171,819
REIT – Hotels – 0.4%
22,500	DiamondRock Hospitality Co.	209,700

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

56 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

REIT – Mortgage – 1.7%
14,400	American Capital Agency Corp.	$331,056
60,000	Two Harbors Investment Corp.**	615,000
		946,056
REIT – Office Property – 0.3%
8,400	BioMed Realty Trust, Inc.	169,932
REIT – Single Tenant – 0.2%
7,300	Spirit Realty Capital, Inc.	129,356
Retail – Apparel and Shoe – 0.3%
4,000	Men’s Wearhouse, Inc.**	151,400
Retail – Major Department Stores – 0.6%
5,500	Nordstrom, Inc.**	329,670
Retail – Regional Department Stores – 0.3%
3,000	Kohl’s Corp.	151,530
Retail – Restaurants – 0.7%
4,000	Darden Restaurants, Inc.	201,920
2,200	McDonald’s Corp.**	217,800
		419,720
Savings/Loan/Thrifts – 0.4%
3,800	Berkshire Hills Bancorp, Inc.	105,488
8,800	OceanFirst Financial Corp.	136,840
		242,328
Security Services – 0.5%
7,000	ADT Corp.**	278,950
Semiconductor Components/Integrated Circuits – 1.1%
5,900	Analog Devices, Inc.	265,854
5,500	QUALCOMM, Inc.	335,940
		601,794
Semiconductor Equipment – 0.6%
12,200	MKS Instruments, Inc.	323,788
Super-Regional Banks – 2.0%
12,200	Fifth Third Bancorp	220,210
3,500	PNC Financial Services Group, Inc.**	255,220
15,500	Wells Fargo & Co.**	639,685
		1,115,115
Telecommunication Services – 0.6%
10,000	Telenor A.S.A.	198,284
7,750	Vivendi S.A.**	146,761
		345,045
Telephone – Integrated – 1.0%
6,000	AT&T, Inc.**	212,400
9,700	CenturyLink, Inc.**	342,895
		555,295
Tobacco – 0.3%
4,300	Altria Group, Inc.	150,457
Tools – Hand Held – 0.3%
2,400	Stanley Black & Decker, Inc.	185,520
Transportation & Logistics – 0.2%
5,500	Hamburger Hafen und Logistik A.G.**	117,682
Transportation – Marine – 0.5%
10,000	Irish Continental Group PLC**	288,935
Transportation – Railroad – 0.6%
1,600	Canadian Pacific Railway, Ltd. (U.S. Shares)	194,208
1,000	Union Pacific Corp.	154,280
		348,488
Water – 0.4%
16,000	Suez Environment Co.**	206,659

Total Common Stock (cost $28,141,630)		31,805,765

Corporate Bonds – 23.9%
Aerospace and Defense – Equipment – 0.3%
$61,000	Exelis, Inc. 4.2500%, 10/1/16	64,316
28,000	Exelis, Inc. 5.5500%, 10/1/21	28,445
51,000	TransDigm, Inc. 7.7500%, 12/15/18	53,677
		146,438
Agricultural Chemicals – 0.1%
36,000	Phibro Animal Health Corp. 9.2500%, 7/1/18 (144A)	38,700
Airlines – 0.1%
53,000	Southwest Airlines Co. 5.1250%, 3/1/17	57,138
Beverages – Wine and Spirits – 0%
13,000	Constellation Brands, Inc. 3.7500%, 5/1/21	12,171
Building – Residential and Commercial – 0.1%
31,000	D.R. Horton, Inc. 4.7500%, 5/15/17	32,007
9,000	D.R. Horton, Inc. 4.3750%, 9/15/22	8,550
23,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	24,035
15,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	13,950
		78,542
Casino Hotels – 0.1%
46,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	42,550
Cellular Telecommunications – 0.1%
81,000	Sprint Nextel Corp. 7.0000%, 8/15/20	85,050
Chemicals – Diversified – 0.6%
288,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	313,372
Chemicals – Specialty – 0.4%
49,000	Ashland, Inc. 3.8750%, 4/15/18 (144A)	48,510
50,000	Ashland, Inc. 4.7500%, 8/15/22 (144A)	49,500
71,000	Ashland, Inc. 6.8750%, 5/15/43 (144A)	72,420
61,000	Ecolab, Inc. 3.0000%, 12/8/16	63,643
		234,073

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 57

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Commercial Banks – 1.0%
$19,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	$19,309
158,000	CIT Group, Inc. 4.2500%, 8/15/17	158,790
29,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	31,320
129,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	133,193
56,000	SVB Financial Group 5.3750%, 9/15/20	61,292
52,000	Zions Bancorp 4.5000%, 3/27/17	54,992
131,000	Zions Bancorp 5.8000%, 12/15/99‡	123,140
		582,036
Computer Aided Design – 0.2%
38,000	Autodesk, Inc. 1.9500%, 12/15/17	37,074
57,000	Autodesk, Inc. 3.6000%, 12/15/22	54,404
		91,478
Consulting Services – 0.7%
49,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	52,508
214,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	236,204
87,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	86,448
		375,160
Data Processing and Management – 0.1%
37,000	Fiserv, Inc. 3.1250%, 10/1/15	38,595
26,000	Fiserv, Inc. 3.1250%, 6/15/16	27,112
		65,707
Dialysis Centers – 0.1%
41,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A),**	43,153
Diversified Banking Institutions – 1.8%
15,000	Bank of America Corp. 4.5000%, 4/1/15	15,734
72,000	Bank of America Corp. 1.5000%, 10/9/15	71,836
60,000	Bank of America Corp. 3.6250%, 3/17/16	62,676
90,000	Bank of America Corp. 3.7500%, 7/12/16	94,346
36,000	Bank of America Corp. 2.0000%, 1/11/18	34,870
68,000	Bank of America Corp. 8.0000%, 7/30/99‡	75,735
12,000	Bank of America Corp. 8.1250%, 11/15/99‡	13,500
72,000	Citigroup, Inc. 5.0000%, 9/15/14	74,824
59,000	Citigroup, Inc. 5.3500%, 11/15/99‡	55,313
34,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	36,849
213,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	209,130
100,000	Morgan Stanley 3.4500%, 11/2/15	103,186
30,000	Morgan Stanley 4.7500%, 3/22/17	31,820
102,000	Morgan Stanley 2.1250%, 4/25/18	97,617
15,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15**	15,251
54,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23**	51,231
		1,043,918
Diversified Financial Services – 0.7%
53,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	51,293
7,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	7,280
100,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	106,250
200,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	226,000
		390,823
Diversified Minerals – 0.1%
68,000	FMG Resources (August 2006) Pty, Ltd. 7.0000%, 11/1/15 (144A)	68,680
Diversified Operations – 0.4%
45,000	Danaher Corp. 2.3000%, 6/23/16	46,529
33,000	GE Capital Trust I 6.3750%, 11/15/67‡	34,196
124,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23 (144A)	123,221
		203,946
Electric – Generation – 0%
9,000	AES Corp. 7.7500%, 10/15/15	9,923
Electric – Integrated – 0.5%
51,000	CMS Energy Corp. 4.2500%, 9/30/15	54,089
38,000	CMS Energy Corp. 5.0500%, 2/15/18	42,212
39,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	41,423
78,000	PPL Energy Supply LLC 4.6000%, 12/15/21	79,375
46,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	48,074
32,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A)	35,092
		300,265
Electronic Components – Semiconductors – 0.4%
214,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	211,967

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

58 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Electronic Connectors – 0.1%
$43,000	Amphenol Corp. 4.0000%, 2/1/22	$42,912
Electronic Measuring Instruments – 0.3%
60,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	60,037
84,000	FLIR Systems, Inc. 3.7500%, 9/1/16	86,823
		146,860
Engineering – Research and Development Services – 0.2%
60,000	URS Corp. 4.3500%, 4/1/17 (144A)	61,124
59,000	URS Corp. 5.5000%, 4/1/22 (144A)	60,882
		122,006
Finance – Auto Loans – 1.3%
200,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	206,149
210,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	237,677
200,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	218,050
39,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18 (144A)	37,927
54,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23 (144A)	50,287
		750,090
Finance – Credit Card – 0.2%
67,000	American Express Co. 6.8000%, 9/1/66‡	71,523
46,000	American Express Credit Corp. 1.7500%, 6/12/15	46,624
		118,147
Finance – Investment Bankers/Brokers – 0.7%
75,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	83,625
51,000	Lazard Group LLC 7.1250%, 5/15/15	55,379
13,000	Lazard Group LLC 6.8500%, 6/15/17	14,541
215,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	226,445
		379,990
Finance – Leasing Companies – 0.3%
200,000	LeasePlan Corp. N.V. 2.5000%, 5/16/18 (144A),**	192,742
Finance – Mortgage Loan Banker – 0.2%
100,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	113,232
Finance – Other Services – 0.1%
53,000	CNH Capital LLC 3.6250%, 4/15/18 (144A)	50,483
Food – Meat Products – 0.3%
100,000	Tyson Foods, Inc. 6.6000%, 4/1/16	112,954
78,000	Tyson Foods, Inc. 4.5000%, 6/15/22	79,702
		192,656
Food – Miscellaneous/Diversified – 0.5%
25,000	Hawk Acquisition Sub, Inc. 4.2500%, 10/15/20 (144A)	23,906
232,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17	233,628
		257,534
Food – Retail – 0.2%
22,000	Safeway, Inc. 3.9500%, 8/15/20	21,573
99,000	Safeway, Inc. 4.7500%, 12/1/21	100,865
		122,438
Hotels and Motels – 0.2%
50,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	59,118
50,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	60,389
		119,507
Investment Management and Advisory Services – 0.4%
65,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	71,012
100,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	103,500
60,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	61,200
		235,712
Life and Health Insurance – 0.3%
152,000	Primerica, Inc. 4.7500%, 7/15/22	160,827
Linen Supply & Related Items – 0.1%
31,000	Cintas Corp. No. 2 2.8500%, 6/1/16	32,364
34,000	Cintas Corp. No. 2 4.3000%, 6/1/21	35,605
		67,969
Medical – Biomedical and Genetic – 0.3%
12,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	12,557
142,000	Life Technologies Corp. 6.0000%, 3/1/20	159,973
		172,530
Medical – Drugs – 0.4%
114,000	AbbVie, Inc. 1.7500%, 11/6/17 (144A)	111,688
19,000	AbbVie, Inc. 2.0000%, 11/6/18 (144A)	18,423
90,000	VPII Escrow Corp. 6.7500%, 8/15/18 (144A)	92,250
		222,361

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 59

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Medical – Generic Drugs – 0.2%
$119,000	Actavis, Inc. 1.8750%, 10/1/17	$116,008
Metal Processors and Fabricators – 0.2%
91,000	Precision Castparts Corp. 1.2500%, 1/15/18	88,471
Multi-Line Insurance – 0.8%
94,000	American International Group, Inc. 4.2500%, 9/15/14	97,482
26,000	American International Group, Inc. 5.6000%, 10/18/16	28,972
47,000	American International Group, Inc. 5.4500%, 5/18/17	51,810
129,000	American International Group, Inc. 8.1750%, 5/15/58‡	157,380
48,000	ING U.S., Inc. 2.9000%, 2/15/18 (144A)	48,241
56,000	ING U.S., Inc. 5.6500%, 5/15/53 (144A),‡	52,640
10,000	Loews Corp. 2.6250%, 5/15/23	9,096
		445,621
Oil – Field Services – 0.4%
200,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	211,501
Oil and Gas Drilling – 0.3%
100,000	Nabors Industries, Inc. 5.0000%, 9/15/20	101,941
43,000	Rowan Cos., Inc. 5.0000%, 9/1/17	46,474
		148,415
Oil Companies – Exploration and Production – 1.6%
250,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	248,750
81,000	Cimarex Energy Co. 5.8750%, 5/1/22	83,835
15,000	Continental Resources, Inc. 7.1250%, 4/1/21	16,500
160,000	Continental Resources, Inc. 5.0000%, 9/15/22	162,800
39,000	Occidental Petroleum Corp. 1.7500%, 2/15/17	38,969
53,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	55,703
128,000	Petrohawk Energy Corp. 7.8750%, 6/1/15	130,752
37,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	39,228
117,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	125,178
		901,715
Oil Companies – Integrated – 0.1%
35,000	Phillips 66 2.9500%, 5/1/17	36,072
Oil Refining and Marketing – 0.1%
50,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	57,057
Pharmacy Services – 0.7%
75,000	Express Scripts Holding Co. 2.1000%, 2/12/15	76,274
55,000	Express Scripts Holding Co. 3.1250%, 5/15/16	57,192
258,000	Express Scripts Holding Co. 2.6500%, 2/15/17	262,709
		396,175
Pipelines – 1.5%
50,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	53,000
37,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	38,347
120,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	123,003
90,000	El Paso LLC 7.0000%, 6/15/17	97,844
50,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	57,871
37,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	39,698
151,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	161,735
50,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	53,030
157,000	Western Gas Partners L.P. 5.3750%, 6/1/21	168,470
61,000	Williams Cos., Inc. 3.7000%, 1/15/23	56,674
		849,672
Publishing – Newspapers – 0%
6,000	Gannett Co., Inc. 6.3750%, 9/1/15	6,480
Publishing – Periodicals – 0.1%
58,000	UBM PLC 5.7500%, 11/3/20 (144A),**	58,797
Real Estate Management/Services – 0.2%
23,000	CBRE Services, Inc. 6.6250%, 10/15/20	24,265
102,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	100,090
		124,355
Real Estate Operating/Development – 0.1%
37,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	39,872
REIT – Diversified – 0.9%
88,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	86,476
181,000	American Tower Trust I 3.0700%, 3/15/23 (144A)	172,879
250,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	279,981
		539,336
REIT – Health Care – 0.1%
27,000	Senior Housing Properties Trust 6.7500%, 12/15/21	29,829

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

60 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

REIT – Hotels – 0.1%
$24,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	$24,355
18,000	Host Hotels & Resorts L.P. 3.7500%, 10/15/23	16,509
		40,864
REIT – Office Property – 0.6%
120,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	122,295
210,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	223,588
		345,883
Retail – Regional Department Stores – 0%
21,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	23,855
Retail – Restaurants – 0.2%
144,000	Brinker International, Inc. 3.8750%, 5/15/23	135,044
Retail – Toy Store – 0.1%
50,000	Toys R Us Property Co. II LLC 8.5000%, 12/1/17	51,938
Security Services – 0.3%
198,000	ADT Corp. 4.1250%, 6/15/23	186,498
Semiconductor Components/Integrated Circuits – 0.4%
250,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	240,337
Steel – Producers – 0.2%
48,000	ArcelorMittal 5.0000%, 2/25/17**	48,600
35,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	33,193
34,000	Steel Dynamics, Inc. 5.2500%, 4/15/23 (144A)	33,320
		115,113
Super-Regional Banks – 0.1%
37,000	Wells Fargo & Co. 7.9800%, 9/15/99‡	41,810
Telecommunication Services – 0.1%
50,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	50,458
Telephone – Integrated – 0.3%
124,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	128,650
35,000	Sprint Capital Corp. 6.9000%, 5/1/19	36,400
		165,050
Transportation – Services – 0%
7,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	7,153
Transportation – Truck – 0.1%
55,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	57,342
Trucking and Leasing – 0.2%
13,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	13,223
92,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	94,588
34,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	33,610
		141,421

Total Corporate Bonds (cost $13,320,924)		13,515,228

Mortgage-Backed Securities – 9.3%
	Fannie Mae:
21,468	5.5000%, 1/1/25	23,172
45,682	5.5000%, 7/1/25	49,245
64,588	5.0000%, 9/1/29	69,938
22,883	5.0000%, 1/1/30	24,804
12,709	5.5000%, 1/1/33	14,016
34,556	5.0000%, 9/1/33	38,586
8,925	5.0000%, 11/1/33	9,656
18,688	5.0000%, 12/1/33	20,217
10,113	5.0000%, 2/1/34	10,940
143,455	5.5000%, 7/1/35	157,285
27,683	5.0000%, 10/1/35	29,835
68,914	6.0000%, 12/1/35	76,950
28,619	5.5000%, 1/1/36	31,213
9,516	6.0000%, 2/1/37	10,687
16,569	6.0000%, 5/1/37	18,030
15,455	5.5000%, 7/1/37	16,762
93,278	6.0000%, 9/1/37	102,034
16,178	5.5000%, 3/1/38	17,836
62,884	6.0000%, 10/1/38	70,679
17,174	6.0000%, 11/1/38	18,688
28,747	7.0000%, 2/1/39	32,268
20,658	6.0000%, 10/1/39	22,875
53,447	5.0000%, 2/1/40	58,527
35,053	6.0000%, 4/1/40	38,145
25,268	5.0000%, 6/1/40	27,870
53,249	5.0000%, 6/1/40	58,261
70,819	5.0000%, 6/1/40	77,848
116,905	6.0000%, 7/1/40	130,394
16,940	4.5000%, 10/1/40	18,252
168,347	5.0000%, 2/1/41	184,261
17,219	5.0000%, 3/1/41	19,004
27,862	4.5000%, 4/1/41	30,081
33,628	5.0000%, 4/1/41	36,809
47,782	5.0000%, 4/1/41	52,748
45,844	4.5000%, 5/1/41	49,673
26,351	5.0000%, 5/1/41	29,094
34,987	5.0000%, 5/1/41	39,000
97,391	4.5000%, 6/1/41	105,461
51,740	5.0000%, 6/1/41	56,574
261,806	5.0000%, 6/1/41	291,653
23,690	5.0000%, 7/1/41	25,964
68,555	5.0000%, 7/1/41	75,072
317,279	4.5000%, 8/1/41	345,859
33,897	5.0000%, 10/1/41	36,930
	Freddie Mac:
19,646	5.0000%, 1/1/19	20,765
14,043	5.0000%, 2/1/19	14,842

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 61

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2013

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)
	Freddie Mac: (continued)
$19,003	5.5000%, 8/1/19	$20,300
30,165	5.0000%, 6/1/20	32,315
62,797	5.5000%, 12/1/28	68,693
82,082	5.0000%, 1/1/36	90,826
43,363	5.5000%, 10/1/36	47,927
25,000	5.0000%, 11/1/36	26,735
34,732	6.0000%, 1/1/38	37,721
12,724	5.5000%, 5/1/38	13,870
204,382	6.0000%, 11/1/38	228,863
70,804	5.0000%, 5/1/39	77,268
39,202	5.5000%, 10/1/39	42,874
42,788	4.5000%, 1/1/41	45,898
92,348	5.0000%, 5/1/41	101,404
28,808	5.0000%, 9/1/41	31,150
	Ginnie Mae:
55,971	5.1000%, 12/15/29	63,107
32,753	6.0000%, 11/20/34	36,516
10,564	5.5000%, 9/15/35	11,851
12,891	5.5000%, 5/20/36	14,194
23,026	6.0000%, 1/20/39	25,885
23,734	5.0000%, 4/15/39	25,723
161,455	5.5000%, 8/15/39	182,090
32,802	5.0000%, 10/15/39	35,932
55,078	5.0000%, 11/15/39	60,962
15,802	5.0000%, 1/15/40	17,490
11,739	5.0000%, 4/15/40	12,994
18,412	5.0000%, 4/15/40	20,662
22,049	5.0000%, 5/15/40	24,246
29,295	5.0000%, 5/20/40	32,273
8,241	5.0000%, 7/15/40	9,122
54,870	5.0000%, 7/15/40	60,732
55,698	5.0000%, 2/15/41	61,135
21,684	5.0000%, 5/15/41	23,936
12,898	4.5000%, 7/15/41	13,837
52,542	4.5000%, 7/15/41	56,299
123,947	4.5000%, 8/15/41	135,228
16,899	5.0000%, 9/15/41	18,436
9,466	5.5000%, 9/20/41	10,368
105,243	5.0000%, 10/15/41	114,156
64,911	4.5000%, 10/20/41	69,394
38,893	5.0000%, 10/20/41	42,331
9,503	6.0000%, 10/20/41	10,662
30,286	6.0000%, 12/20/41	33,992
27,862	6.0000%, 1/20/42	31,259
28,099	6.0000%, 2/20/42	31,525
16,930	6.0000%, 3/20/42	18,986
49,707	6.0000%, 4/20/42	55,744
22,277	3.5000%, 5/20/42	23,014
39,204	6.0000%, 5/20/42	43,994
101,601	5.5000%, 7/20/42	111,420
26,171	6.0000%, 7/20/42	29,370
27,843	6.0000%, 8/20/42	31,244
33,626	6.0000%, 9/20/42	37,710
24,714	6.0000%, 11/20/42	27,738
28,344	6.0000%, 2/20/43	31,787

Total Mortgage-Backed Securities (cost $5,298,735)		5,251,991

Preferred Stock – 0.3%
Diversified Financial Services – 0.1%
1,500	Citigroup Capital XIII, 7.8750%	41,775
Electric – Integrated – 0.1%
600	PPL Corp., 8.7500%	32,412
Finance – Credit Card – 0.1%
4,275	Discover Financial Services, 6.5000%	107,302

Total Preferred Stock (cost $178,973)		181,489

U.S. Treasury Notes/Bonds – 8.1%
	U.S. Treasury Notes/Bonds:
$570,000	0.1250%, 12/31/14	568,976
1,710,000	0.1250%, 4/30/15	1,703,521
1,155,000	0.2500%, 5/31/15	1,152,969
875,000	0.3750%, 2/15/16	871,104
111,000	1.7500%, 5/15/23	103,958
243,000	2.8750%, 5/15/43	215,055

Total U.S. Treasury Notes/Bonds (cost $4,620,175)		4,615,583

Money Market – 0.6%
368,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $368,000)	368,000

Total Investments (total cost $52,888,253) – 100.0%		56,673,676

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(11,241)

Net Assets – 100%		$56,662,435

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$355,814	0.6%
Canada	450,068	0.8%
France	864,770	1.5%
Germany	160,835	0.3%
Ireland	288,935	0.5%
Israel	486,080	0.9%
Japan	219,100	0.4%
Luxembourg	48,600	0.1%
Netherlands	192,742	0.3%
Norway	904,456	1.6%
South Korea	728,418	1.3%
Switzerland	608,106	1.1%
Taiwan	240,337	0.4%
United Kingdom	3,227,810	5.7%
United States††	47,897,605	84.5%

Total	$56,673,676	100.0%

††	Includes Cash Equivalents of 0.6%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

62 | JUNE 30, 2013

Schedule of Investments

As of June 30, 2013

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 8/8/13	55,000	$83,615	$294
Euro 8/8/13	149,000	193,955	(164)

		277,570	130

HSBC Securities (USA), Inc.:
British Pound 8/15/13	1,184,000	1,799,914	8,889
Euro 8/15/13	800,000	1,041,406	(6)

		2,841,320	8,883

Total		$3,118,890	$9,013

Schedule of Written Options – Calls	Value

AbbVie, Inc. expires July 2013 15 contracts exercise price $47.50	$(28)
ADT Corp. expires July 2013 16 contracts exercise price $45.00	(107)
Agilent Technologies, Inc. expires July 2013 15 contracts exercise price $49.00	(31)
Altera Corp. expires July 2013 20 contracts exercise price $36.00	(250)
Ameriprise Financial, Inc. expires July 2013 8 contracts exercise price $90.00	(85)
Baxter International, Inc. expires July 2013 9 contracts exercise price $75.00	(43)
CA, Inc. expires July 2013 23 contracts exercise price $30.00	(344)
CenturyLink, Inc. expires July 2013 18 contracts exercise price $38.00	(42)
Chevron Corp. expires July 2013 5 contracts exercise price $125.00	(31)
Coach, Inc. expires July 2013 11 contracts exercise price $62.50	(42)
Diebold, Inc. expires July 2013 3 contracts exercise price $35.00	(85)
Dr. Pepper Snapple Group, Inc. expires July 2013 14 contracts exercise price $50.00	(38)
Exxon Mobil Corp. expires July 2013 7 contracts exercise price $95.00	(68)
Humana, Inc. expires July 2013 8 contracts exercise price $90.00	(344)
Intuit, Inc. expires July 2013 11 contracts exercise price $65.00	(552)
Johnson & Johnson expires July 2013 8 contracts exercise price $90.00	(49)
Johnson Controls, Inc. expires July 2013 12 contracts exercise price $39.00	(74)
JPMorgan Chase & Co. expires July 2013 12 contracts exercise price $57.50	(33)
Manpowergroup, Inc. expires July 2013 12 contracts exercise price $60.00	(151)
McDonald’s Corp. expires July 2013 7 contracts exercise price $105.00	(22)
McKesson Corp. expires July 2013 6 contracts exercise price $120.00	(302)
Men’s Wearhouse, Inc. expires July 2013 18 contracts exercise price $40.00	(576)
Microsoft Corp. expires July 2013 19 contracts exercise price $38.00	(21)
Noble Energy, Inc. expires July 2013 11 contracts exercise price $67.50	(57)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 63

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2013

Value

Schedule of Written Options – Calls – (continued)
Nordstrom, Inc. expires July 2013 11 contracts exercise price $65.00	$(43)
Occidental Petroleum Corp. expires July 2013 7 contracts exercise price $100.00	(17)
Pfizer, Inc. expires July 2013 22 contracts exercise price $32.00	(10)
PNC Financial Services Group, Inc. expires July 2013 9 contracts exercise price $75.00	(435)
Procter & Gamble Co. expires July 2013 8 contracts exercise price $82.50	(34)
Quest Diagnostics, Inc. expires July 2013 10 contracts exercise price $65.00	(159)
Schlumberger, Ltd. (U.S. Shares) expires July 2013 9 contracts exercise price $80.00	(24)
Stryker Corp. expires July 2013 10 contracts exercise price $70.00	(57)
Tyco International, Ltd. (U.S. Shares) expires July 2013 19 contracts exercise price $35.00	(63)
VF Corp. expires July 2013 2 contracts exercise price $200.00	(221)
Wells Fargo & Co. expires July 2013 16 contracts exercise price $43.00	(271)
Western Union Co. expires July 2013 38 contracts exercise price $18.00	(345)
Xilinx, Inc. expires July 2013 16 contracts exercise price $44.00	(46)

Total Written Options – Calls (premiums received $10,238)	$(5,100)

Schedule of Written Options – Puts
ADT Corp. expires July 2013 8 contracts exercise price $35.00	$(47)
Apple, Inc. expires July 2013 2 contracts exercise price $360.00	(235)
EMC Corp. expires July 2013 13 contracts exercise price $21.00	(49)
Ensco PLC – Class A expires July 2013 6 contracts exercise price $50.00	(31)
Exxon Mobil Corp. expires July 2013 4 contracts exercise price $80.00	(18)
McKesson Corp. expires July 2013 3 contracts exercise price $100.00	(13)
Men’s Wearhouse, Inc. expires July 2013 9 contracts exercise price $31.00	(12)

Total Written Options – Puts (premiums received $821)	$(405)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

64 | JUNE 30, 2013

Notes to Schedules of Investments and Other Information

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

CBOE VIX Index	The Chicago Board of Options Exchange (CBOE) Volatility Index (“VIX”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options and is a widely used measure of market risk and is often referred to as the “investor fear” gauge.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Value Index	Measures the performance of the broad value segment of the U.S. equity universe. The index includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Value Income Index	Value Income Index is a hypothetical internally-calculated index which combines the total returns from the Russell 1000® Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%).

A.G.	Aktiengesellschaft: German term for Public Limited Company.

ADR	American Depositary Receipt

A.S.A.	Allmennaksjeselskap: Norwegian term for Public Limited Company.

ETF	Exchange-Traded Fund

L.P.	Limited Partnership

LLC	Limited Liability Company

N.V.	Naamloze Vennootschap: Dutch term for Public Limited Liability Company.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

S.A.	Sociedad Anonima: Spanish term for publicly-traded company.

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2013 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Perkins Value Plus Income Fund	$3,672,724	6.5%

*	Non-income producing security.

Janus Value Funds | 65

Notes to Schedules of Investments and Other Information (continued)

**	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2013, is noted below.

Fund	Aggregate Value

Perkins Value Plus Income Fund	$7,892,428

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Perkins Value Plus Income Fund
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$72,158	$70,159	0.1%

The Fund has registration rights for certain restricted securities held as of June 30, 2013. The issuer incurs all registration costs.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Funds’ relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2013. Except for the value at year end, all other information in the table is for the year ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Perkins Mid Cap Value Fund
Potlatch Corp.(1)	–	$–	(827,429)	$(26,807,471)	$5,003,620	$1,953,000	N/A
QLogic Corp.*	584,406	6,182,130	(5,084,606)	(71,329,509)	(18,675,494)	–	$–
STERIS Corp.(1)	–	–	(1,800,000)	(60,087,979)	7,103,123	1,539,000	N/A
Washington Federal, Inc.(1)	310,000	4,989,323	(2,109,042)	(41,945,785)	(5,013,080)	1,706,740	N/A
WMS Industries, Inc.*	1,492,843	25,338,478	(2,926,962)	(53,654,351)	(5,233,183)	–	–

		$36,509,931		$(253,825,095)	$(16,815,014)	$5,198,740	$–

Perkins Small Cap Value Fund
Callaway Golf Co.(1)	–	$–	(1,839,000)	$(14,151,713)	$(2,100,212)	$113,000	N/A
Kaydon Corp.(1)	100,000	2,320,361	(388,500)	(13,261,631)	(3,693,079)	1,155,400	N/A
MarineMax, Inc.*	200,000	1,440,715	(675,000)	(5,064,185)	3,490,820	–	$14,162,500
Petroquest Energy, Inc.*	–	–	(3,548,000)	(25,566,303)	(8,175,989)	–	–
Sterling Construction Co., Inc.*	–	–	(213,179)	(3,883,205)	(1,547,366)	–	8,833,500

		$3,761,076		$(61,927,037)	$(12,025,826)	$1,268,400	$22,996,000

Perkins Value Plus Income Fund
Janus Cash Liquidity Fund LLC	21,445,889	$21,445,889	(21,507,781)	$(21,507,781)	$–	$1,911	$368,000

(1)	Company was no longer an affiliate as of June 30, 2013.

66 | JUNE 30, 2013

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Perkins Large Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$2,672,820	$–
Food – Miscellaneous/Diversified	1,358,840	1,359,120	–
Medical – Drugs	8,036,076	2,658,696	–
Medical – Generic Drugs	–	1,630,720	–
Oil Companies – Integrated	2,061,068	2,743,400	–
All Other	96,056,562	–	–
	–	–
Exchange-Traded Fund	571,920	–	–

Repurchase Agreement	–	14,400,000	–

Total Investments in Securities	$108,084,466	$25,464,756	$–

Investments in Securities:
Perkins Mid Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$137,970,279	$–
Food – Miscellaneous/Diversified	–	80,912,944	–
Medical – Generic Drugs	–	123,766,395	–
All Other	10,246,420,196	–	–

Repurchase Agreements	–	1,136,700,000	–

Total Investments in Securities	$10,246,420,196	$1,479,349,618	$–

Investments in Securities:
Perkins Select Value Fund
Common Stock
Cellular Telecommunications	$–	$1,551,960	$–
Medical – Drugs	2,765,290	2,754,900	–
Medical – Generic Drugs	–	1,293,600	–
All Other	54,140,928	–	–

Corporate Bond	–	1,229,040	–

Preferred Stock	–	372,750	–

Repurchase Agreement	–	7,700,000	–

Total Investments in Securities	$56,906,218	$14,902,250	$–

Investments in Securities:
Perkins Small Cap Value Fund
Common Stock
Telecommunication Equipment	$–	$25,823,000	$–
All Other	2,256,364,962	–	–

Repurchase Agreements	–	216,700,000	–

Total Investments in Securities	$2,256,364,962	$242,523,000	$–

Janus Value Funds | 67

Notes to Schedules of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Perkins Value Plus Income Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$790,796	$–

Bank Loans	–	144,824	–

Common Stock
Cellular Telecommunications	–	1,300,030	–
Food – Miscellaneous/Diversified	–	190,115	–
Medical – Drugs	1,086,582	882,941	–
Medical – Generic Drugs	–	486,080	–
Oil Companies – Integrated	559,388	1,302,900	–
All Other	25,997,729	–	–

Corporate Bonds	–	13,515,228	–

Mortgage-Backed Securities	–	5,251,991	–

Preferred Stock	–	181,489	–

U.S. Treasury Notes/Bonds	–	4,615,583	–

Money Market	–	368,000	–

Total Investments in Securities	$27,643,699	$29,029,977	$–

Other Financial Instruments(a) – Assets:
Forward currency contracts	$–	$9,183	$–

Other Financial Instruments(a) – Liabilities:
Options written, at value	$–	$5,505	$–
Forward currency contracts	–	170	–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

68 | JUNE 30, 2013

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Janus Value Funds | 69

Statements of Assets and Liabilities

As of June 30, 2013
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Assets:
Investments at cost(1)	$109,102	$9,781,056	$64,298	$2,092,848	$52,888
Unaffiliated investments at value	$119,149	$10,589,070	$64,108	$2,259,192	$56,306
Affiliated investments at value	–	–	–	22,996	368
Repurchase agreements	14,400	1,136,700	7,700	216,700	–
Cash	–	53,519	54	59	–
Receivables:
Investments sold	463	97,862	–	26,636	1,635
Closed foreign currency contracts	–	–	–	–	39
Fund shares sold	84	8,477	17	19,896	15
Dividends	264	22,025	147	1,864	161
Foreign dividend tax reclaim	–	–	30	–	3
Interest	–	14	67	2	173
Non-interested Trustees’ deferred compensation	2	204	1	43	1
Other assets	1	34	–	7	–
Forward currency contracts	–	–	–	–	9
Total Assets	134,363	11,907,905	72,124	2,547,395	58,710
Liabilities:
Payables:
Options written, at value(2)	–	–	–	–	6
Due to custodian	4	–	–	–	2
Investments purchased	2,053	157,814	55	33,055	1,920
Fund shares repurchased	84	50,010	1	43,662	3
Dividends	–	–	–	–	3
Advisory fees	54	4,663	33	1,117	20
Fund administration fees	1	97	1	21	–
Internal servicing cost	1	39	1	9	–
Administrative services fees	4	1,439	1	213	4
Distribution fees and shareholder servicing fees	3	565	–	68	7
Administrative, networking and omnibus fees	6	733	–	75	1
Non-interested Trustees’ fees and expenses	1	97	1	24	–
Non-interested Trustees’ deferred compensation fees	2	204	1	43	1
Accrued expenses and other payables	51	848	54	275	81
Forward currency contracts	–	–	–	–	–
Total Liabilities	2,264	216,509	148	78,562	2,048
Net Assets	$132,099	$11,691,396	$71,976	$2,468,833	$56,662

See footnotes at the end of the Statements.

See Notes to Financial Statements.

70 | JUNE 30, 2013

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Statements of Assets and Liabilities  (continued)

As of June 30, 2013
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$97,486	$8,905,321	$61,900	$2,017,560	$50,945
Undistributed net investment income*	853	140,970	577	20,453	181
Undistributed net realized gain from investment and foreign currency transactions*	9,312	700,377	1,988	24,777	1,736
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	24,448	1,944,728	7,511	406,043	3,800
Total Net Assets	$132,099	$11,691,396	$71,976	$2,468,833	$56,662
Net Assets - Class A Shares	$3,390	$896,589	$109	$115,675	$6,200
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	217	37,419	9	4,897	531
Net Asset Value Per Share(3)	$15.62	$23.96	$11.76	$23.62	$11.68
Maximum Offering Price Per Share(4)	$16.57	$25.42	$12.48	$25.06	$12.39
Net Assets - Class C Shares	$3,014	$189,096	$124	$17,316	$5,485
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	195	7,996	11	749	469
Net Asset Value Per Share(3)	$15.44	$23.65	$11.68	$23.13	$11.71
Net Assets - Class D Shares	$32,031	$869,066	$5,742	$74,980	$24,811
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,057	36,173	488	3,169	2,123
Net Asset Value Per Share	$15.57	$24.03	$11.78	$23.66	$11.69
Net Assets - Class I Shares	$40,943	$3,033,537	$64,631	$821,829	$9,903
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,621	126,272	5,478	34,672	847
Net Asset Value Per Share	$15.62	$24.02	$11.80	$23.70	$11.70
Net Assets - Class L Shares	N/A	$24,332	N/A	$230,021	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	1,003	N/A	9,551	N/A
Net Asset Value Per Share	N/A	$24.26	N/A	$24.08	N/A
Net Assets - Class N Shares	$49,186	$222,244	N/A	$251,691	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,152	9,248	N/A	10,616	N/A
Net Asset Value Per Share	$15.61	$24.03	N/A	$23.71	N/A
Net Assets - Class R Shares	N/A	$163,302	N/A	$30,415	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	6,853	N/A	1,303	N/A
Net Asset Value Per Share	N/A	$23.83	N/A	$23.34	N/A
Net Assets - Class S Shares	$480	$709,171	$13	$80,862	$4,453
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31	29,655	1	3,437	381
Net Asset Value Per Share	$15.62	$23.91	$11.77	$23.53	$11.69
Net Assets - Class T Shares	$3,055	$5,584,059	$1,357	$846,044	$5,810
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	197	232,559	115	35,769	497
Net Asset Value Per Share	$15.55	$24.01	$11.77	$23.65	$11.69

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $14,400,000, $1,136,700,000, $7,700,000 and $216,700,000 for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund and Perkins Small Cap Value Fund, respectively.
(2)	Includes premiums of $11,059 on written options for Perkins Value Plus Income Fund.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

For the year ended June 30, 2013
(all numbers in thousands)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Investment Income:
Interest	$22	$1,702	$190	$503	$699
Dividends	3,245	236,248	1,452	41,597	1,122
Dividends from affiliates	–	5,199	–	1,268	2
Other Income	–	–	–	–	12
Foreign tax withheld	(53)	(1,609)	(62)	(16)	(41)
Total Investment Income	3,214	241,540	1,580	43,352	1,794
Expenses:
Advisory fees	766	59,665	425	14,818	316
Internal servicing expense - Class A Shares	–	154	–	19	1
Internal servicing expense - Class C Shares	1	81	–	8	2
Internal servicing expense - Class I Shares	4	228	4	81	1
Shareholder reports expense	14	1,675	3	269	8
Transfer agent fees and expenses	11	450	2	65	7
Registration fees	123	191	82	217	97
Custodian fees	4	53	3	20	6
Professional fees	59	134	51	94	80
Non-interested Trustees’ fees and expenses	5	378	2	71	2
Fund administration fees	15	1,238	7	265	5
Administrative services fees - Class D Shares	30	1,009	5	87	27
Administrative services fees - Class L Shares	N/A	73	N/A	563	N/A
Administrative services fees - Class R Shares	N/A	407	N/A	78	N/A
Administrative services fees - Class S Shares	1	1,928	–	216	10
Administrative services fees - Class T Shares	6	15,011	3	2,200	14
Distribution fees and shareholder servicing fees - Class A Shares	8	2,490	1	322	14
Distribution fees and shareholder servicing fees - Class C Shares	27	2,039	1	188	52
Distribution fees and shareholder servicing fees - Class R Shares	N/A	806	N/A	153	N/A
Distribution fees and shareholder servicing fees - Class S Shares	1	1,927	–	216	11
Administrative, networking and omnibus fees - Class A Shares	6	2,132	–	171	1
Administrative, networking and omnibus fees - Class C Shares	3	322	–	40	1
Administrative, networking and omnibus fees - Class I Shares	6	3,439	–	1,101	–
Accounting system fee	11	290	8	75	57
Other expenses	3	339	2	76	1
Total Expenses	1,104	96,459	599	21,413	713
Expense and Fee Offset	–	(7)	–	–	–
Less: Excess Expense Reimbursement	–	(847)	–	(564)	(187)
Net Expenses after Waivers and Expense Offsets	1,104	95,605	599	20,849	526
Net Investment Income	2,110	145,935	981	22,503	1,268
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions(1)	10,594	948,042(2)	2,145	55,068	2,309
Net realized gain from written options contracts	–	33,146	–	–	54
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	14,797	1,112,479	7,643	373,946	2,596
Change in unrealized net appreciation/(depreciation) of written option contracts	–	(17,994)	–	–	8
Net Gain on Investments	25,391	2,075,673	9,788	429,014	4,967
Net Increase in Net Assets Resulting from Operations	$27,501	$2,221,608	$10,769	$451,517	$6,235

(1)	Includes realized gain/(loss) from affiliates. See affiliates table in Notes to Schedules of Investments and Other Information.
(2)	Includes $15,244,051 of realized gains resulting from a redemption-in-kind during the year ended June 30, 2013 for Perkins Mid Cap Value Fund.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Perkins Large Cap		Perkins Mid Cap				Perkins Small Cap		Perkins Value Plus
For the years or periods ended June 30	Value Fund		Value Fund		Perkins Select Value Fund		Value Fund		Income Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)	2013	2012(2)	2013	2012(1)	2013	2012

Operations:
Net investment income	$2,110	$1,956	$145,935	$152,066	$981	$427	$22,503	$36,977	$1,268	$1,218
Net realized gain from investment and foreign currency transactions(3)	10,594	3,792	981,188	614,644	2,145	4,169	55,068	114,441	2,363	832
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	14,797	(3,701)	1,094,485	(1,346,983)	7,643	(132)	373,946	(289,889)	2,604	(193)
Net Increase/(Decrease) in Net Assets Resulting from Operations	27,501	2,047	2,221,608	(580,273)	10,769	4,464	451,517	(138,471)	6,235	1,857
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(39)	(28)	(5,609)	(6,645)	(1)	–	(1,222)	(135)	(138)	(148)
Class C Shares	(12)	–	(383)	–	–	–	(2)	–	(94)	(106)
Class D Shares	(322)	(192)	(6,211)	(7,689)	(38)	–	(971)	(258)	(578)	(507)
Class I Shares	(619)	(1,399)	(23,823)	(30,539)	(681)	–	(16,875)	(5,171)	(265)	(269)
Class L Shares	N/A	N/A	(209)	(538)	N/A	N/A	(3,545)	(1,368)	N/A	N/A
Class N Shares	(1,311)	–	(992)	–	N/A	N/A	(1,015)	–	N/A	N/A
Class R Shares	N/A	N/A	(746)	(423)	N/A	N/A	(240)	–	N/A	N/A
Class S Shares	(4)	(5)	(4,452)	(4,413)	–	–	(882)	(53)	(101)	(107)
Class T Shares	(34)	(25)	(42,393)	(52,212)	(11)	–	(11,027)	(1,998)	(141)	(143)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(58)	(133)	(34,092)	(85,970)	(7)	–	(5,181)	(20,201)	(121)	(169)
Class C Shares	(47)	(93)	(7,095)	(15,894)	(7)	–	(768)	(2,976)	(117)	(154)
Class D Shares	(422)	(823)	(28,651)	(61,779)	(242)	–	(2,833)	(8,954)	(484)	(523)
Class I Shares	(778)	(5,521)	(112,483)	(236,480)	(4,089)	–	(47,041)	(143,900)	(217)	(267)
Class L Shares	N/A	N/A	(1,128)	(4,013)	N/A	N/A	(9,262)	(33,189)	N/A	N/A
Class N Shares	(1,479)	–	(4,083)	–	N/A	N/A	(2,601)	–	N/A	N/A
Class R Shares	N/A	N/A	(5,608)	(11,285)	N/A	N/A	(1,285)	(4,083)	N/A	N/A
Class S Shares	(8)	(33)	(26,927)	(58,382)	(1)	–	(3,510)	(10,947)	(95)	(128)
Class T Shares	(47)	(115)	(209,230)	(493,500)	(79)	–	(35,337)	(119,912)	(122)	(151)
Net Decrease from Dividends and Distributions	(5,180)	(8,367)	(514,115)	(1,069,762)	(5,156)	–	(143,597)	(353,145)	(2,473)	(2,672)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Perkins Large Cap		Perkins Mid Cap				Perkins Small Cap		Perkins Value Plus
For the years or periods ended June 30	Value Fund		Value Fund		Perkins Select Value Fund		Value Fund		Income Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)	2013	2012(2)	2013	2012(1)	2013	2012

Capital Share Transactions:
Shares Sold
Class A Shares	381	1,431	228,969	284,287	59	98	28,435	50,362	778	702
Class C Shares	1,209	1,181	25,820	41,684	66	77	1,060	2,074	326	725
Class D Shares	16,012	10,281	28,839	35,644	3,156	3,610	3,533	4,354	7,241	10,235
Class I Shares	659	18,563	799,900	1,137,831	8,740	56,981	214,492	405,182	386	2,037
Class L Shares	N/A	N/A	985	5,037	N/A	N/A	30,601	18,923	N/A	N/A
Class N Shares	13,398	64,789	248,592	21,226	N/A	N/A	273,700	12,087	N/A	N/A
Class R Shares	N/A	N/A	49,398	56,113	N/A	N/A	7,087	9,178	N/A	N/A
Class S Shares	–	–	192,330	270,100	–	10	16,759	24,352	–	–
Class T Shares	1,150	887	723,441	967,374	328	1,058	90,295	107,657	900	812
Reinvested Dividends and Distributions
Class A Shares	80	127	33,312	79,405	8	–	4,939	14,050	252	315
Class C Shares	48	71	5,524	11,148	7	–	605	2,259	203	249
Class D Shares	739	1,007	34,146	67,869	275	–	3,740	9,022	1,019	925
Class I Shares	1,339	6,768	115,243	229,324	4,770	–	51,655	115,330	476	534
Class L Shares	N/A	N/A	1,177	4,188	N/A	N/A	12,317	33,165	N/A	N/A
Class N Shares	2,790	–	5,074	–	N/A	N/A	3,616	–	N/A	N/A
Class R Shares	N/A	N/A	5,788	10,523	N/A	N/A	1,321	3,469	N/A	N/A
Class S Shares	12	38	31,312	62,682	1	–	4,391	10,999	196	235
Class T Shares	81	140	245,780	526,578	90	–	45,960	119,251	262	293
Shares Repurchased(4)(5)
Class A Shares	(531)	(727)	(660,231)	(413,700)	(58)	(9)	(74,005)	(115,644)	(275)	(694)
Class C Shares	(1,288)	(1,222)	(80,216)	(56,729)	(35)	–	(7,986)	(7,865)	(233)	(205)
Class D Shares	(6,224)	(7,591)	(128,533)	(117,511)	(1,077)	(661)	(13,333)	(14,384)	(4,613)	(4,027)
Class I Shares	(15,798)	(82,310)	(1,746,987)	(943,132)	(12,855)	(2,502)	(770,327)	(447,640)	(902)	(1,029)
Class L Shares	N/A	N/A	(15,375)	(31,766)	N/A	N/A	(122,888)	(49,500)	N/A	N/A
Class N Shares	(44,322)	(401)	(70,035)	(61)	N/A	N/A	(45,362)	(76)	N/A	N/A
Class R Shares	N/A	N/A	(74,810)	(56,746)	N/A	N/A	(13,559)	(13,162)	N/A	N/A
Class S Shares	(300)	(11)	(415,178)	(276,209)	–	–	(44,055)	(32,287)	–	–
Class T Shares	(814)	(863)	(2,413,088)	(2,241,500)	(222)	(16)	(314,057)	(381,654)	(665)	(1,057)
Net Increase/(Decrease) from Capital Share Transactions	(31,379)	12,158	(2,828,823)	(326,341)	3,253	58,646	(611,066)	(120,498)	5,351	10,050
Net Increase/(Decrease) in Net Assets	(9,058)	5,838	(1,121,330)	(1,976,376)	8,866	63,110	(303,146)	(612,114)	9,113	9,235
Net Assets:
Beginning of period	141,157	135,319	12,812,726	14,789,102	63,110	–	2,771,979	3,384,093	47,549	38,314
End of period	$132,099	$141,157	$11,691,396	$12,812,726	$71,976	$63,110	$2,468,833	$2,771,979	$56,662	$47,549

Undistributed Net Investment Income*	$853	$1,121	$140,970	$84,615	$577	$398	$20,453	$35,736	$181	$109

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012 for Class N Shares.
(2)	Period from December 15, 2011 (inception date) through June 30, 2012.
(3)	Includes realized gain/(loss) from affiliates. See affiliates table in Notes to Schedules of Investments and Other Information.
(4)	During the year ended June 30, 2013, Perkins Mid Cap Value Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $210,143,663 and $30,262,908, respectively, at the date of redemption.
(5)	During the year ended June 30, 2012, Perkins Small Cap Value Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $15,940,516 and $2,270,372, respectively, at the date of redemption.

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

For a share outstanding during each year or period ended June 30 and the	Perkins Large Cap Value Fund
period ended July 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.44	$14.21	$11.56	$11.14	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.15	0.12	0.13	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	2.48	(0.07)	2.87	0.44	1.11
Total from Investment Operations	2.63	0.05	3.00	0.47	1.16
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.14)	(0.03)	(0.03)	(0.02)
Distributions (from capital gains)*	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.45)	(0.82)	(0.35)	(0.05)	(0.02)
Net Asset Value, End of Period	$15.62	$13.44	$14.21	$11.56	$11.14
Total Return**	19.96%	0.75%	26.21%	4.20%	11.64%
Net Assets, End of Period (in thousands)	$3,390	$2,977	$2,265	$1,654	$718
Average Net Assets for the Period (in thousands)	$3,182	$2,598	$1,237	$1,514	$530
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.15%	1.13%	1.18%	1.32%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%	1.13%	1.18%	1.29%	1.23%
Ratio of Net Investment Income to Average Net Assets***	1.05%	1.16%	1.40%	0.48%	1.19%
Portfolio Turnover Rate	45%	52%	43%	32%^	33%^

Class A Shares

For a share outstanding during each year or period ended June 30	Perkins Mid Cap Value Fund
and the period ended October 31, 2009	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$20.93	$23.66	$19.04	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.28	0.18	0.19	0.04	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	3.66	(1.15)	4.57	0.36	2.60
Total from Investment Operations	3.94	(0.97)	4.76	0.40	2.59
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.13)	(0.14)	(0.02)	–
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	–
Total Distributions	(0.91)	(1.76)	(0.14)	(0.02)	–
Net Asset Value, End of Period	$23.96	$20.93	$23.66	$19.04	$18.66
Total Return**	19.33%	(3.84)%	25.04%	2.17%	16.12%
Net Assets, End of Period (in thousands)	$896,589	$1,157,423	$1,358,791	$1,011,334	$781,960
Average Net Assets for the Period (in thousands)	$996,195	$1,198,373	$1,228,239	$966,540	$736,402
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.00%	1.06%	1.20%	1.17%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	1.02%	1.17%	1.17%	1.22%
Ratio of Net Investment Income to Average Net Assets***	0.98%	0.98%	0.82%	0.33%	0.35%
Portfolio Turnover Rate	60%	54%	66%	44%^	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

80 | JUNE 30, 2013

Class A Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.82	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.11	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.66	0.78
Total from Investment Operations	1.77	0.82
Less Distributions:
Dividends (from net investment income)*	(0.10)	–
Distributions (from capital gains)*	(0.73)	–
Total Distributions	(0.83)	–
Net Asset Value, End of Period	$11.76	$10.82
Total Return**	17.16%	8.20%
Net Assets, End of Period (in thousands)	$109	$89
Average Net Assets for the Period (in thousands)	$108	$48
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.35%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.21%	1.26%
Ratio of Net Investment Income to Average Net Assets***	1.13%	1.43%
Portfolio Turnover Rate	62%	80%

Class A Shares

For a share outstanding during each year or period ended June 30 and	Perkins Small Cap Value Fund
the period ended October 31, 2009	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$21.02	$24.89	$20.92	$19.48	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.15	0.21	–	0.09	(0.07)
Net gain/(loss) on investments (both realized and unrealized)	3.56	(1.30)	4.68	1.35	3.08
Total from Investment Operations	3.71	(1.09)	4.68	1.44	3.01
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.02)	(0.10)	–	–
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.11)	(2.78)	(0.71)	–	–
Net Asset Value, End of Period	$23.62	$21.02	$24.89	$20.92	$19.48
Total Return**	18.27%	(4.08)%	22.53%	7.39%	18.28%
Net Assets, End of Period (in thousands)	$115,675	$141,049	$223,229	$86,403	$20,039
Average Net Assets for the Period (in thousands)	$128,765	$170,483	$181,662	$52,788	$13,537
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.00%	1.40%	1.25%	1.21%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	1.25%	1.25%	1.21%	0.96%
Ratio of Net Investment Income to Average Net Assets***	0.64%	0.96%	0.23%	0.06%	0.62%
Portfolio Turnover Rate	60%	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 81

Financial Highlights  (continued)

Class A Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.30	0.31	0.29
Net gain on investments (both realized and unrealized)	1.07	0.10	1.14
Total from Investment Operations	1.37	0.41	1.43
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.33)	(0.24)
Distributions (from capital gains)*	(0.26)	(0.37)	(0.04)
Total Distributions	(0.55)	(0.70)	(0.28)
Net Asset Value, End of Period	$11.68	$10.86	$11.15
Total Return**	12.82%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$6,200	$5,057	$4,861
Average Net Assets for the Period (in thousands)	$5,545	$4,848	$3,951
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.36%	1.50%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	1.02%	0.94%
Ratio of Net Investment Income to Average Net Assets***	2.39%	2.83%	3.05%
Portfolio Turnover Rate	97%	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

82 | JUNE 30, 2013

Class C Shares

For a share outstanding during each year or period ended June 30 and the	Perkins Large Cap Value Fund
period ended July 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.28	$14.00	$11.48	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.06	0.04	0.05	(0.03)	0.02
Net gain/(loss) on investments (both realized and unrealized)	2.44	(0.08)	2.82	0.42	1.09
Total from Investment Operations	2.50	(0.04)	2.87	0.39	1.11
Less Distributions:
Dividends (from net investment income)*	(0.07)	–	(0.03)	–	–
Distributions (from capital gains)*	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.34)	(0.68)	(0.35)	(0.02)	–
Net Asset Value, End of Period	$15.44	$13.28	$14.00	$11.48	$11.11
Total Return**	19.08%	0.01%	25.21%	3.54%	11.10%
Net Assets, End of Period (in thousands)	$3,014	$2,629	$2,797	$1,336	$556
Average Net Assets for the Period (in thousands)	$2,740	$2,157	$2,070	$929	$484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.80%	1.92%	1.96%	2.09%	2.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.80%	1.92%	1.96%	2.04%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.38%	0.34%	0.31%	(0.23)%	0.48%
Portfolio Turnover Rate	45%	52%	43%	32%^	33%^

Class C Shares

For a share outstanding during each year or period ended June 30 and	Perkins Mid Cap Value Fund
the period ended October 31, 2009	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$20.74	$23.50	$18.93	$18.62	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.03	0.01	0.04	(0.04)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	3.70	(1.14)	4.53	0.35	2.60
Total from Investment Operations	3.73	(1.13)	4.57	0.31	2.55
Less Distributions:
Dividends (from net investment income)*	(0.04)	–	–(5)	–	–
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	–
Total Distributions	(0.82)	(1.63)	–	–	–
Net Asset Value, End of Period	$23.65	$20.74	$23.50	$18.93	$18.62
Total Return**	18.45%	(4.58)%	24.17%	1.66%	15.87%
Net Assets, End of Period (in thousands)	$189,096	$210,874	$242,324	$168,093	$121,166
Average Net Assets for the Period (in thousands)	$203,923	$217,116	$211,474	$155,180	$107,362
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.72%	1.79%	1.87%	1.91%	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.71%	1.77%	1.87%	1.91%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.24%	0.23%	0.11%	(0.41)%	(0.41)%
Portfolio Turnover Rate	60%	54%	66%	44%^	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Dividends (from net investment income) aggregated less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Value Funds | 83

Financial Highlights  (continued)

Class C Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.78	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.03	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.65	0.76
Total from Investment Operations	1.68	0.78
Less Distributions:
Dividends (from net investment income)*	(0.05)	–
Distributions (from capital gains)*	(0.73)	–
Total Distributions	(0.78)	–
Net Asset Value, End of Period	$11.68	$10.78
Total Return**	16.24%	7.80%
Net Assets, End of Period (in thousands)	$124	$77
Average Net Assets for the Period (in thousands)	$103	$34
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.05%	2.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.97%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.36%	0.68%
Portfolio Turnover Rate	62%	80%

Class C Shares

For a share outstanding during each year or period ended June 30 and the	Perkins Small Cap Value Fund
period ended October 31, 2009	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$20.57	$24.57	$20.75	$19.43	$16.47
Income from Investment Operations:
Net investment income/(loss)	(0.15)	0.01	(0.18)	0.05	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	3.61	(1.25)	4.63	1.27	3.06
Total from Investment Operations	3.46	(1.24)	4.45	1.32	2.96
Less Distributions:
Dividends (from net investment income)*	–	–	(0.02)	–	–
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(0.90)	(2.76)	(0.63)	–	–
Net Asset Value, End of Period	$23.13	$20.57	$24.57	$20.75	$19.43
Total Return**	17.31%	(4.78)%	21.55%	6.79%	17.97%
Net Assets, End of Period (in thousands)	$17,316	$21,434	$29,444	$26,768	$6,196
Average Net Assets for the Period (in thousands)	$18,953	$24,453	$29,169	$16,540	$3,739
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.85%	2.05%	2.05%	1.96%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.80%	1.99%	2.05%	1.96%	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.16)%	0.25%	(0.52)%	(0.69)%	(0.39)%
Portfolio Turnover Rate	60%	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

84 | JUNE 30, 2013

Class C Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.89	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.21	0.27	0.22
Net gain on investments (both realized and unrealized)	1.08	0.09	1.14
Total from Investment Operations	1.29	0.36	1.36
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.25)	(0.17)
Distributions (from capital gains)*	(0.26)	(0.37)	(0.04)
Total Distributions	(0.47)	(0.62)	(0.21)
Net Asset Value, End of Period	$11.71	$10.89	$11.15
Total Return**	12.03%	3.55%	13.74%
Net Assets, End of Period (in thousands)	$5,485	$4,815	$4,128
Average Net Assets for the Period (in thousands)	$5,223	$4,453	$3,701
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.13%	1.87%	2.62%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.76%	1.38%	1.69%
Ratio of Net Investment Income to Average Net Assets***	1.64%	2.48%	2.27%
Portfolio Turnover Rate	97%	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 85

Financial Highlights  (continued)

Class D Shares

	Perkins Large Cap Value Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$13.39	$14.15	$11.58	$12.15
Income from Investment Operations:
Net investment income	0.18	0.17	0.18	0.02
Net gain/(loss) on investments (both realized and unrealized)	2.48	(0.09)	2.85	(0.59)
Total from Investment Operations	2.66	0.08	3.03	(0.57)
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.16)	(0.14)	–
Distributions (from capital gains)*	(0.27)	(0.68)	(0.32)	–
Total Distributions	(0.48)	(0.84)	(0.46)	–
Net Asset Value, End of Period	$15.57	$13.39	$14.15	$11.58
Total Return**	20.25%	0.96%	26.41%	(4.69)%
Net Assets, End of Period (in thousands)	$32,031	$17,997	$15,001	$2,437
Average Net Assets for the Period (in thousands)	$24,538	$16,727	$7,705	$1,548
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.95%	0.92%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.95%	0.92%	1.16%
Ratio of Net Investment Income to Average Net Assets***	1.36%	1.33%	1.26%	0.70%
Portfolio Turnover Rate	45%	52%	43%	32%^

Class D Shares

	Perkins Mid Cap Value Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$20.96	$23.71	$19.06	$19.52
Income from Investment Operations:
Net investment income	0.30	0.24	0.26	0.04
Net gain/(loss) on investments (both realized and unrealized)	3.72	(1.16)	4.57	(0.50)
Total from Investment Operations	4.02	(0.92)	4.83	(0.46)
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.20)	(0.18)	–
Distributions (from capital gains)*	(0.78)	(1.63)	–	–
Total Distributions	(0.95)	(1.83)	(0.18)	–
Net Asset Value, End of Period	$24.03	$20.96	$23.71	$19.06
Total Return**	19.72%	(3.57)%	25.40%	(2.36)%
Net Assets, End of Period (in thousands)	$869,066	$818,836	$936,795	$796,330
Average Net Assets for the Period (in thousands)	$840,920	$848,059	$896,522	$868,198
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.74%	0.88%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.74%	0.88%	0.93%
Ratio of Net Investment Income to Average Net Assets***	1.27%	1.26%	1.14%	0.49%
Portfolio Turnover Rate	60%	54%	66%	44%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

86 | JUNE 30, 2013

Class D Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.83	$10.00
Income from Investment Operations:
Net investment income	0.13	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.66	0.79
Total from Investment Operations	1.79	0.83
Less Distributions:
Dividends (from net investment income)*	(0.11)	–
Distributions (from capital gains)*	(0.73)	–
Total Distributions	(0.84)	–
Net Asset Value, End of Period	$11.78	$10.83
Total Return**	17.34%	8.30%
Net Assets, End of Period (in thousands)	$5,742	$3,004
Average Net Assets for the Period (in thousands)	$4,266	$1,593
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.01%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	1.19%
Ratio of Net Investment Income to Average Net Assets***	1.43%	1.37%
Portfolio Turnover Rate	62%	80%

Class D Shares

	Perkins Small Cap Value Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$21.10	$24.96	$20.92	$20.79
Income from Investment Operations:
Net investment income	0.20	0.28	0.09	0.07
Net gain/(loss) on investments (both realized and unrealized)	3.57	(1.30)	4.65	0.06
Total from Investment Operations	3.77	(1.02)	4.74	0.13
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.08)	(0.09)	–
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–
Total Distributions	(1.21)	(2.84)	(0.70)	–
Net Asset Value, End of Period	$23.66	$21.10	$24.96	$20.92
Total Return**	18.53%	(3.75)%	22.83%	0.63%
Net Assets, End of Period (in thousands)	$74,980	$72,646	$86,402	$78,237
Average Net Assets for the Period (in thousands)	$72,194	$75,800	$84,313	$74,758
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.95%	0.99%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.95%	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets***	0.85%	1.30%	0.54%	0.12%
Portfolio Turnover Rate	60%	62%	64%	39%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

Janus Value Funds | 87

Financial Highlights  (continued)

Class D Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.31	0.32	0.29
Net gain on investments (both realized and unrealized)	1.08	0.10	1.16
Total from Investment Operations	1.39	0.42	1.45
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.34)	(0.26)
Distributions (from capital gains)*	(0.26)	(0.37)	(0.04)
Total Distributions	(0.56)	(0.71)	(0.30)
Net Asset Value, End of Period	$11.69	$10.86	$11.15
Total Return**	13.02%	4.08%	14.62%
Net Assets, End of Period (in thousands)	$24,811	$19,581	$12,627
Average Net Assets for the Period (in thousands)	$22,457	$16,050	$7,656
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.24%	1.41%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	0.91%	0.79%
Ratio of Net Investment Income to Average Net Assets***	2.50%	2.97%	3.33%
Portfolio Turnover Rate	97%	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

88 | JUNE 30, 2013

Class I Shares

For a share outstanding during each year or period ended June 30 and the	Perkins Large Cap Value Fund
period ended July 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.42	$14.17	$11.58	$11.14	$10.00
Income from Investment Operations:
Net investment income	0.31	0.35	0.19	0.07	0.04
Net gain/(loss) on investments (both realized and unrealized)	2.37	(0.25)	2.85	0.43	1.13
Total from Investment Operations	2.68	0.10	3.04	0.50	1.17
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.17)	(0.13)	(0.04)	(0.03)
Distributions (from capital gains)*	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.48)	(0.85)	(0.45)	(0.06)	(0.03)
Net Asset Value, End of Period	$15.62	$13.42	$14.17	$11.58	$11.14
Total Return**	20.43%	1.13%	26.57%	4.49%	11.76%
Net Assets, End of Period (in thousands)	$40,943	$47,846	$112,360	$69,225	$28,863
Average Net Assets for the Period (in thousands)	$43,013	$106,448	$91,088	$53,625	$17,284
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.71%	0.77%	0.84%	1.08%	2.15%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.77%	0.84%	1.03%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.47%	1.53%	1.45%	0.76%	1.36%
Portfolio Turnover Rate	45%	52%	43%	32%^	33%^

Class I Shares

For a share outstanding during each year or period ended	Perkins Mid Cap Value Fund
June 30 and the period ended October 31, 2009	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$20.95	$23.71	$19.07	$18.68	$16.07
Income from Investment Operations:
Net investment income	0.34	0.23	0.25	0.08	0.01
Net gain/(loss) on investments (both realized and unrealized)	3.68	(1.15)	4.59	0.37	2.60
Total from Investment Operations	4.02	(0.92)	4.84	0.45	2.61
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.21)	(0.20)	(0.06)	–
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	–
Total Distributions	(0.95)	(1.84)	(0.20)	(0.06)	–
Net Asset Value, End of Period	$24.02	$20.95	$23.71	$19.07	$18.68
Total Return**	19.71%	(3.58)%	25.46%	2.40%	16.24%
Net Assets, End of Period (in thousands)	$3,033,537	$3,412,395	$3,385,626	$2,223,203	$1,258,548
Average Net Assets for the Period (in thousands)	$3,245,850	$3,277,486	$2,900,600	$1,712,121	$1,058,484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.63%	0.73%	0.84%	0.83%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.63%	0.73%	0.84%	0.83%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.32%	1.28%	1.14%	0.63%	0.75%
Portfolio Turnover Rate	60%	54%	66%	44%^	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 89

Financial Highlights  (continued)

Class I Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.83	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.15	0.07
Net gain/(loss) on investments (both realized and unrealized)	1.67	0.76
Total from Investment Operations	1.82	0.83
Less Distributions:
Dividends (from net investment income)*	(0.12)	–
Distributions (from capital gains)*	(0.73)	–
Total Distributions	(0.85)	–
Net Asset Value, End of Period	$11.80	$10.83
Total Return**	17.61%	8.30%
Net Assets, End of Period (in thousands)	$64,631	$58,880
Average Net Assets for the Period (in thousands)	$61,876	$58,109
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.87%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.87%	1.02%
Ratio of Net Investment Income to Average Net Assets***	1.46%	1.30%
Portfolio Turnover Rate	62%	80%

Class I Shares

For a share outstanding during each year or period ended June 30	Perkins Small Cap Value Fund
and the period ended October 31, 2009	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$21.13	$25.01	$20.97	$19.49	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.25	0.29	0.04	0.11	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	3.54	(1.31)	4.73	1.37	3.04
Total from Investment Operations	3.79	(1.02)	4.77	1.48	3.02
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.10)	(0.12)	–	–
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.22)	(2.86)	(0.73)	–	–
Net Asset Value, End of Period	$23.70	$21.13	$25.01	$20.97	$19.49
Total Return**	18.62%	(3.74)%	22.89%	7.59%	18.34%
Net Assets, End of Period (in thousands)	$821,829	$1,195,217	$1,317,183	$532,188	$236,437
Average Net Assets for the Period (in thousands)	$1,114,888	$1,214,236	$1,091,334	$408,417	$42,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.71%	0.89%	0.93%	0.85%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.89%	0.93%	0.85%	0.75%
Ratio of Net Investment Income to Average Net Assets***	0.94%	1.37%	0.55%	0.52%	0.80%
Portfolio Turnover Rate	60%	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

90 | JUNE 30, 2013

Class I Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.87	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.33	0.33	0.30
Net gain on investments (both realized and unrealized)	1.07	0.11	1.15
Total from Investment Operations	1.40	0.44	1.45
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.35)	(0.26)
Distributions (from capital gains)*	(0.26)	(0.37)	(0.04)
Total Distributions	(0.57)	(0.72)	(0.30)
Net Asset Value, End of Period	$11.70	$10.87	$11.15
Total Return**	13.16%	4.25%	14.66%
Net Assets, End of Period (in thousands)	$9,903	$9,227	$7,860
Average Net Assets for the Period (in thousands)	$9,764	$8,365	$6,004
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.10%	1.25%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.77%	0.77%
Ratio of Net Investment Income to Average Net Assets***	2.63%	3.09%	3.27%
Portfolio Turnover Rate	97%	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 91

Financial Highlights  (continued)

Class L Shares

For a share outstanding during each year or period ended	Perkins Mid Cap Value Fund
June 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$21.12	$23.90	$19.18	$18.79	$16.75	$26.69
Income from Investment Operations:
Net investment income	2.82	1.89	0.73	1.72	0.23	0.49
Net gain/(loss) on investments (both realized and unrealized)	1.25	(2.82)	4.18	(1.28)	2.93	(7.31)
Total from Investment Operations	4.07	(0.93)	4.91	0.44	3.16	(6.82)
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.22)	(0.19)	(0.05)	(0.33)	(0.39)
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	(0.79)	(2.73)
Total Distributions	(0.93)	(1.85)	(0.19)	(0.05)	(1.12)	(3.12)
Net Asset Value, End of Period	$24.26	$21.12	$23.90	$19.18	$18.79	$16.75
Total Return**	19.77%	(3.59)%	25.66%	2.36%	20.67%	(28.49)%
Net Assets, End of Period (in thousands)	$24,332	$33,875	$63,549	$61,880	$350,003	$365,505
Average Net Assets for the Period (in thousands)	$29,252	$54,047	$66,281	$347,623	$298,741	$759,342
Ratio of Gross Expenses (Absent of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.84%	0.99%	1.02%	1.13%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.77%	0.74%	0.76%	0.87%	0.84%
Ratio of Net Investment Income to Average Net Assets***	1.38%	1.27%	1.32%	0.85%	1.11%	1.76%
Portfolio Turnover Rate	60%	54%	66%	44%^	88%	103%

Class L Shares

For a share outstanding during each year or period ended	Perkins Small Cap Value Fund
June 30 and each year ended October 31	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$21.45	$25.34	$21.21	$19.72	$18.24	$28.20
Income from Investment Operations:
Net investment income	0.53	0.31	0.51	0.18	0.09	0.33
Net gain/(loss) on investments (both realized and unrealized)	3.34	(1.33)	4.34	1.31	3.45	(5.86)
Total from Investment Operations	3.87	(1.02)	4.85	1.49	3.54	(5.53)
Less Distributions and Other:
Dividends (from net investment income)*	(0.34)	(0.11)	(0.11)	–	(0.38)	(0.35)
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	(1.62)	(4.08)
Return of capital	N/A	N/A	N/A	N/A	(0.06)	N/A
Total Distributions and Other	(1.24)	(2.87)	(0.72)	–	(2.06)	(4.43)
Net Asset Value, End of Period	$24.08	$21.45	$25.34	$21.21	$19.72	$18.24
Total Return**	18.74%	(3.67)%	23.03%	7.56%	23.12%	(22.39)%
Net Assets, End of Period (in thousands)	$230,021	$280,294	$325,503	$657,562	$706,873	$563,464
Average Net Assets for the Period (in thousands)	$251,154	$287,560	$419,652	$706,615	$613,826	$664,935
Ratio of Gross Expenses (Absent of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	1.02%	1.08%	1.08%	1.10%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.63%	0.79%	0.84%	0.83%	0.85%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.00%	1.45%	0.76%	0.70%	1.28%	1.65%
Portfolio Turnover Rate	60%	62%	64%	39%^	85%	112%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

92 | JUNE 30, 2013

Class N Shares

	Perkins Large Cap Value Fund		Perkins Mid Cap Value Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)	2013	2012(1)

Net Asset Value, Beginning of Period	$13.43	$12.91	$20.95	$20.44
Income from Investment Operations:
Net investment income/(loss)	0.16	–	0.31	(0.04)
Net gain on investments (both realized and unrealized)	2.53	0.52	3.74	0.55
Total from Investment Operations	2.69	0.52	4.05	0.51
Less Distributions:
Dividends (from net investment income)*	(0.24)	–	(0.19)	–
Distributions (from capital gains)*	(0.27)	–	(0.78)	–
Total Distributions	(0.51)	–	(0.97)	–
Net Asset Value, End of Period	$15.61	$13.43	$24.03	$20.95
Total Return**	20.45%	4.03%	19.89%	2.50%
Net Assets, End of Period (in thousands)	$49,186	$66,766	$222,244	$21,405
Average Net Assets for the Period (in thousands)	$69,975	$48,137	$129,631	$8,142
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.72%	0.52%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.72%	0.52%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.52%	0.66%	1.44%	(3.02)%
Portfolio Turnover Rate	45%	52%	60%	54%

Class N Shares

	Perkins Small Cap Value Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$21.14	$20.63
Income from Investment Operations:
Net investment income/(loss)	0.33	(0.03)
Net gain on investments (both realized and unrealized)	3.49	0.54
Total from Investment Operations	3.82	0.51
Less Distributions:
Dividends (from net investment income)*	(0.35)	–
Distributions (from capital gains)*	(0.90)	–
Total Distributions	(1.25)	–
Net Asset Value, End of Period	$23.71	$21.14
Total Return**	18.78%	2.47%
Net Assets, End of Period (in thousands)	$251,691	$12,300
Average Net Assets for the Period (in thousands)	$64,999	$8,788
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.92%	(1.65)%
Portfolio Turnover Rate	60%	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

Janus Value Funds | 93

Financial Highlights  (continued)

Class R Shares

For a share outstanding during each year or period ended June 30 and	Perkins Mid Cap Value Fund
the period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.86	$23.59	$19.00	$18.64	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.16	0.10	0.12	–	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	3.69	(1.14)	4.56	0.36	2.60
Total from Investment Operations	3.85	(1.04)	4.68	0.36	2.57
Less Distributions:
Dividends (from net investment income)*	(0.10)	(0.06)	(0.09)	–	–
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	–
Total Distributions	(0.88)	(1.69)	(0.09)	–	–
Net Asset Value, End of Period	$23.83	$20.86	$23.59	$19.00	$18.64
Total Return**	18.97%	(4.15)%	24.64%	1.93%	15.99%
Net Assets, End of Period (in thousands)	$163,302	$161,056	$170,602	$103,961	$71,203
Average Net Assets for the Period (in thousands)	$162,747	$157,701	$146,674	$94,163	$64,070
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.26%	1.34%	1.49%	1.52%	1.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.34%	1.49%	1.52%	1.53%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.69%	0.66%	0.47%	(0.04)%	0.03%
Portfolio Turnover Rate	60%	54%	66%	44%^	88%

Class R Shares

For a share outstanding during each year or period ended June 30 and the	Perkins Small Cap Value Fund
period ended October 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.81	$24.71	$20.83	$19.46	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.04	0.15	(0.04)	0.11	(0.12)
Net gain/(loss) on investments (both realized and unrealized)	3.56	(1.29)	4.61	1.26	3.11
Total from Investment Operations	3.60	(1.14)	4.57	1.37	2.99
Less Distributions:
Dividends (from net investment income)*	(0.17)	–	(0.08)	–	–
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.07)	(2.76)	(0.69)	–	–
Net Asset Value, End of Period	$23.34	$20.81	$24.71	$20.83	$19.46
Total Return**	17.87%	(4.32)%	22.10%	7.04%	18.15%
Net Assets, End of Period (in thousands)	$30,415	$31,997	$38,302	$21,450	$3,734
Average Net Assets for the Period (in thousands)	$31,106	$34,159	$32,917	$8,368	$3,362
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.34%	1.53%	1.60%	1.57%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.34%	1.53%	1.60%	1.57%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.29%	0.73%	(0.10)%	(0.28)%	0.10%
Portfolio Turnover Rate	60%	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

94 | JUNE 30, 2013

Class S Shares

For a share outstanding during each year or period ended June 30 and the	Perkins Large Cap Value Fund
period ended July 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.41	$14.15	$11.56	$11.13	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.27	0.14	0.14	0.03	0.04
Net gain/(loss) on investments (both realized and unrealized)	2.34	(0.10)	2.84	0.42	1.10
Total from Investment Operations	2.61	0.04	2.98	0.45	1.14
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.10)	(0.07)	–	(0.01)
Distributions (from capital gains)*	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.40)	(0.78)	(0.39)	(0.02)	(0.01)
Net Asset Value, End of Period	$15.62	$13.41	$14.15	$11.56	$11.13
Total Return**	19.84%	0.67%	26.01%	4.07%	11.40%
Net Assets, End of Period (in thousands)	$480	$680	$685	$580	$557
Average Net Assets for the Period (in thousands)	$508	$656	$685	$616	$484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.19%	1.25%	1.34%	1.65%	2.32%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%	1.19%	1.34%	1.53%	1.47%
Ratio of Net Investment Income to Average Net Assets***	0.98%	1.08%	0.97%	0.28%	0.98%
Portfolio Turnover Rate	45%	52%	43%	32%^	33%^

Class S Shares

For a share outstanding during each year or period ended June 30 and	Perkins Mid Cap Value Fund
the period ended October 31, 2009	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$20.90	$23.64	$19.03	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.23	0.16	0.17	0.03	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	3.69	(1.15)	4.56	0.36	2.61
Total from Investment Operations	3.92	(0.99)	4.73	0.39	2.59
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.12)	(0.12)	(0.02)	–
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	–
Total Distributions	(0.91)	(1.75)	(0.12)	(0.02)	–
Net Asset Value, End of Period	$23.91	$20.90	$23.64	$19.03	$18.66
Total Return**	19.27%	(3.90)%	24.91%	2.09%	16.12%
Net Assets, End of Period (in thousands)	$709,171	$794,421	$834,778	$569,777	$434,615
Average Net Assets for the Period (in thousands)	$770,990	$795,213	$742,692	$559,518	$397,613
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	1.09%	1.24%	1.27%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	1.09%	1.24%	1.27%	1.28%
Ratio of Net Investment Income to Average Net Assets***	0.93%	0.92%	0.74%	0.22%	0.28%
Portfolio Turnover Rate	60%	54%	66%	44%^	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 95

Financial Highlights  (continued)

Class S Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.81	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.09	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.66	0.77
Total from Investment Operations	1.75	0.81
Less Distributions:
Dividends (from net investment income)*	(0.06)	–
Distributions (from capital gains)*	(0.73)	–
Total Distributions	(0.79)	–
Net Asset Value, End of Period	$11.77	$10.81
Total Return**	16.91%	8.10%
Net Assets, End of Period (in thousands)	$13	$11
Average Net Assets for the Period (in thousands)	$12	$11
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.52%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.40%	1.47%
Ratio of Net Investment Income to Average Net Assets***	0.94%	0.78%
Portfolio Turnover Rate	62%	80%

Class S Shares

For a share outstanding during each year or period ended June 30 and the	Perkins Small Cap Value Fund
period ended October 31, 2009	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$20.97	$24.84	$20.88	$19.47	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.12	0.20	–	0.11	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	3.57	(1.30)	4.65	1.30	3.10
Total from Investment Operations	3.69	(1.10)	4.65	1.41	3.00
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.01)	(0.08)	–	–
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.13)	(2.77)	(0.69)	–	–
Net Asset Value, End of Period	$23.53	$20.97	$24.84	$20.88	$19.47
Total Return**	18.19%	(4.11)%	22.40%	7.24%	18.21%
Net Assets, End of Period (in thousands)	$80,862	$93,910	$106,549	$51,460	$26,401
Average Net Assets for the Period (in thousands)	$86,346	$94,960	$83,981	$44,047	$24,792
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.10%	1.28%	1.35%	1.32%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.10%	1.28%	1.35%	1.32%	1.20%
Ratio of Net Investment Income to Average Net Assets***	0.53%	0.97%	0.14%	0.07%	0.46%
Portfolio Turnover Rate	60%	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

96 | JUNE 30, 2013

Class S Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.28	0.29	0.27
Net gain on investments (both realized and unrealized)	1.08	0.09	1.14
Total from Investment Operations	1.36	0.38	1.41
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.30)	(0.22)
Distributions (from capital gains)*	(0.26)	(0.37)	(0.04)
Total Distributions	(0.53)	(0.67)	(0.26)
Net Asset Value, End of Period	$11.69	$10.86	$11.15
Total Return**	12.79%	3.74%	14.24%
Net Assets, End of Period (in thousands)	$4,453	$3,950	$3,808
Average Net Assets for the Period (in thousands)	$4,258	$3,784	$3,596
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.59%	1.73%	2.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.15%	1.21%	1.20%
Ratio of Net Investment Income to Average Net Assets***	2.25%	2.64%	2.75%
Portfolio Turnover Rate	97%	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 97

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or period ended June 30 and the	Perkins Large Cap Value Fund
period ended July 31, 2009	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.37	$14.13	$11.56	$11.13	$10.22
Income from Investment Operations:
Net investment income	0.17	0.16	0.17	0.04	–
Net gain/(loss) on investments (both realized and unrealized)	2.48	(0.10)	2.85	0.44	0.91
Total from Investment Operations	2.65	0.06	3.02	0.48	0.91
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.14)	(0.13)	(0.03)	–
Distributions (from capital gains)*	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.47)	(0.82)	(0.45)	(0.05)	–
Net Asset Value, End of Period	$15.55	$13.37	$14.13	$11.56	$11.13
Total Return**	20.21%	0.84%	26.37%	4.32%	8.90%
Net Assets, End of Period (in thousands)	$3,055	$2,262	$2,211	$594	$1
Average Net Assets for the Period (in thousands)	$2,531	$2,236	$1,402	$142	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	1.00%	1.05%	1.29%	4.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	1.00%	1.05%	1.29%	1.25%
Ratio of Net Investment Income to Average Net Assets***	1.25%	1.27%	1.16%	0.53%	1.39%
Portfolio Turnover Rate	45%	52%	43%	32%^	33%^

Class T Shares

For a share outstanding during each year or
period ended June 30 and each year ended	Perkins Mid Cap Value Fund
October 31	2013	2012	2011	2010(3)	2009	2008

Net Asset Value, Beginning of Period	$20.96	$23.70	$19.06	$18.67	$16.63	$26.56
Income from Investment Operations:
Net investment income	0.32	0.23	0.24	0.06	0.11	0.29
Net gain/(loss) on investments (both realized and unrealized)	3.67	(1.17)	4.56	0.37	2.97	(7.09)
Total from Investment Operations	3.99	(0.94)	4.80	0.43	3.08	(6.80)
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.17)	(0.16)	(0.04)	(0.25)	(0.40)
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	(0.79)	(2.73)
Total Distributions	(0.94)	(1.80)	(0.16)	(0.04)	(1.04)	(3.13)
Net Asset Value, End of Period	$24.01	$20.96	$23.70	$19.06	$18.67	$16.63
Total Return**	19.56%	(3.66)%	25.24%	2.27%	20.27%	(28.59)%
Net Assets, End of Period (in thousands)	$5,584,059	$6,202,441	$7,796,637	$6,830,168	$7,321,160	$5,170,228
Average Net Assets for the Period (in thousands)	$6,004,535	$6,737,743	$7,597,129	$7,518,444	$5,907,999	$6,009,064
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.84%	0.99%	1.03%	1.11%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.83%	0.99%	1.03%	1.11%	1.06%
Ratio of Net Investment Income to Average Net Assets***	1.19%	1.16%	1.02%	0.49%	0.84%	1.47%
Portfolio Turnover Rate	60%	54%	66%	44%^	88%	103%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

98 | JUNE 30, 2013

Class T Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2013	2012(1)

Net Asset Value, Beginning of Period	$10.82	$10.00
Income from Investment Operations:
Net investment income	0.13	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.65	0.78
Total from Investment Operations	1.78	0.82
Less Distributions:
Dividends (from net investment income)*	(0.10)	–
Distributions (from capital gains)*	(0.73)	–
Total Distributions	(0.83)	–
Net Asset Value, End of Period	$11.77	$10.82
Total Return**	17.25%	8.20%
Net Assets, End of Period (in thousands)	$1,357	$1,049
Average Net Assets for the Period (in thousands)	$1,274	$649
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.11%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.11%	1.26%
Ratio of Net Investment Income to Average Net Assets***	1.25%	1.32%
Portfolio Turnover Rate	62%	80%

Class T Shares

For a share outstanding during each year or period	Perkins Small Cap Value Fund
ended June 30 and each year ended October 31	2013	2012	2011	2010(2)	2009	2008

Net Asset Value, Beginning of Period	$21.08	$24.93	$20.92	$19.47	$17.98	$27.90
Income from Investment Operations:
Net investment income	0.20	0.27	0.05	0.12	0.08	0.32
Net gain/(loss) on investments (both realized and unrealized)	3.55	(1.31)	4.66	1.33	3.39	(5.83)
Total from Investment Operations	3.75	(1.04)	4.71	1.45	3.47	(5.51)
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.05)	(0.09)	–	(0.31)	(0.33)
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	(1.62)	(4.08)
Return of capital	N/A	N/A	N/A	N/A	(0.05)	N/A
Total Distributions and Other	(1.18)	(2.81)	(0.70)	–	(1.98)	(4.41)
Net Asset Value, End of Period	$23.65	$21.08	$24.93	$20.92	$19.47	$17.98
Total Return**	18.44%	(3.86)%	22.65%	7.45%	22.87%	(22.57)%
Net Assets, End of Period (in thousands)	$846,044	$923,132	$1,257,481	$1,010,405	$659,087	$503,335
Average Net Assets for the Period (in thousands)	$880,189	$1,023,747	$1,219,414	$936,037	$441,820	$662,033
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.85%	1.05%	1.10%	1.08%	1.11%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	1.04%	1.10%	1.08%	1.11%	1.03%
Ratio of Net Investment Income to Average Net Assets***	0.79%	1.20%	0.42%	0.35%	1.06%	1.44%
Portfolio Turnover Rate	60%	62%	64%	39%^	85%	112%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

Janus Value Funds | 99

Financial Highlights  (continued)

Class T Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.31	0.32	0.29
Net gain on investments (both realized and unrealized)	1.08	0.09	1.14
Total from Investment Operations	1.39	0.41	1.43
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.33)	(0.24)
Distributions (from capital gains)*	(0.26)	(0.37)	(0.04)
Total Distributions	(0.56)	(0.70)	(0.28)
Net Asset Value, End of Period	$11.69	$10.86	$11.15
Total Return**	13.01%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$5,810	$4,919	$5,030
Average Net Assets for the Period (in thousands)	$5,470	$4,702	$4,002
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.33%	1.48%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.97%	0.94%
Ratio of Net Investment Income to Average Net Assets***	2.48%	2.87%	3.08%
Portfolio Turnover Rate	97%	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

100 | JUNE 30, 2013

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund and Perkins Value Plus Income Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended June 30, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. Perkins Value Plus Income Fund invests in a combination of equity and fixed-income securities. The other Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance

Janus Value Funds | 101

Notes to Financial Statements (continued)

with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Perkins Value Plus Income Fund are normally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their

102 | JUNE 30, 2013

shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to

Janus Value Funds | 103

Notes to Financial Statements (continued)

provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended June 30, 2013.

Transfers Out
of Level 2
Fund	to Level 1

Perkins Select Value Fund	$1,016,688
Perkins Value Plus Income Fund	1,161,492

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the year ended June 30, 2013 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

104 | JUNE 30, 2013

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

The Funds do not require the counterparty to post collateral for forward currency contracts; however, the Funds will segregate cash or high-grade securities with their custodian in an amount at all times equal to or greater than the Funds’ commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedules of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Funds’ corresponding forward currency contracts.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

Janus Value Funds | 105

Notes to Financial Statements (continued)

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the year ended June 30, 2013 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Perkins Mid Cap Value Fund
Options outstanding at June 30, 2012	170,670	$27,324,315
Options written	156,695	17,634,411
Options closed	(305,415)	(42,261,994)
Options expired	(21,950)	(2,696,732)
Options exercised	–	–

Options outstanding at June 30, 2013	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2012	110	$1,905
Options written	3,290	79,650
Options closed	(170)	(3,229)
Options expired	(2,175)	(52,299)
Options exercised	(590)	(15,789)

Options outstanding at June 30, 2013	465	$10,238

	Number of	Premiums
Put Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2012	–	$–
Options written	118	3,389
Options closed	–	–
Options expired	(65)	(2,166)
Options exercised	(8)	(402)

Options outstanding at June 30, 2013	45	$821

106 | JUNE 30, 2013

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of June 30, 2013.

Fair Value of Derivative Instruments as of June 30, 2013

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Perkins Value Plus Income Fund
Equity Contracts			Options written, at value	$5,505
Foreign Exchange Contracts	Forward currency contracts	$9,183	Forward currency contracts	170

Total		$9,183		$5,675

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended June 30, 2013.

The effect of Derivative Instruments on the Statements of Operations for the year ended June 30, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$(66,533,951)	$–	$(66,533,951)

Total	$–	$–	$(66,533,951)	$–	$(66,533,951)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$18,962,584	$–	$18,962,584

Total	$–	$–	$18,962,584	$–	$18,962,584

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Value Plus Income Fund

Equity Contracts	$–	$–	$53,916	$–	$53,916

Foreign Exchange Contracts	–	–	–	(11,854)	(11,854)

Total	$–	$–	$53,916	$(11,854)	$42,062

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Value Plus Income Fund

Equity Contracts	$–	$–	$7,708	$–	$7,708

Foreign Exchange Contracts	–	–	–	14,609	14,609

Total	$–	$–	$7,708	$14,609	$22,317

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Funds, particularly Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not

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Notes to Financial Statements (continued)

succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Perkins Value Plus Income Fund may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the year ended June 30, 2013 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Perkins Value Plus Income Fund	$85,950	3.5000% - 4.5000%

108 | JUNE 30, 2013

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”) which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Floating Rate Loans
The Funds may invest in secured and unsecured floating rate loans. Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. While the Funds generally expect to invest in fully funded term loans, certain of the loans in which the Funds may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

Janus Value Funds | 109

Notes to Financial Statements (continued)

The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Funds may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In

110 | JUNE 30, 2013

connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee Rate (%)
Fund	Assets of the Fund	(annual rate)

Perkins Large Cap Value Fund	N/A	0.64
Perkins Mid Cap Value Fund	N/A	0.64
Perkins Select Value Fund	N/A	0.70
Perkins Small Cap Value Fund	N/A	0.72
Perkins Value Plus Income Fund	All Asset Levels	0.60

For each Fund, except Perkins Value Plus Income Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Large Cap Value Fund	Russell 1000® Value Index
Perkins Mid Cap Value Fund	Russell Midcap® Value Index
Perkins Select Value Fund	Russell 3000® Value Index
Perkins Small Cap Value Fund	Russell 2000® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustments began February 2007 for Perkins Mid Cap Value Fund, January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap Value Fund, and January 2013 for Perkins Select Value Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may,

Janus Value Funds | 111

Notes to Financial Statements (continued)

under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the year ended June 30, 2013, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Perkins Large Cap Value Fund	$(171,134)
Perkins Mid Cap Value Fund	(19,591,547)
Perkins Select Value Fund	(48,359)
Perkins Small Cap Value Fund	(4,252,036)

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by each of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, and Perkins Small Cap Value Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements) and 50% of the advisory fee payable by the equity portion of Perkins Value Plus Income Fund to Janus Capital (net of any fee waivers and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on each of Perkins Large Cap Value Fund’s, Perkins Mid Cap Value Fund’s, Perkins Select Value Fund’s, and Perkins Small Cap Value Fund’s performance relative to each Fund’s respective benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 78% of Perkins. Perkins has the option to require Janus Capital to purchase all or part of its remaining ownership interests following certain anniversary dates. On February 1, 2013, Perkins exercised its rights to put 98% of its interests to Janus Capital. The transaction is expected to close in August 2013.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order

112 | JUNE 30, 2013

confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

For transfer agency and other services, Janus Services receives an asset-weighted fee from the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund based on the average proportion of each Fund’s total net assets sold directly and the average proportion of each Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries.

Janus Services has agreed to waive all or a portion of the administrative fees payable by the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates shown below. Janus Capital has agreed to continue each waiver until at least November 1, 2013. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Perkins Large Cap Value Fund	1.00
Perkins Mid Cap Value Fund	0.86
Perkins Select Value Fund	1.00
Perkins Small Cap Value Fund	0.96
Perkins Value Plus Income Fund	0.76

For a period of three years subsequent to Perkins Value Plus Income Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires July 30, 2013 for Perkins Value Plus Income Fund. For the year ended June 30, 2013, total reimbursement by Janus Capital was $177,313 for the Fund. As of June 30, 2013, the aggregate amount of recoupment that may potentially be made to Janus Capital is $624,730.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in

Janus Value Funds | 113

Notes to Financial Statements (continued)

accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $243,941 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2013.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $487,826 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Large Cap Value Fund	$1,562
Perkins Mid Cap Value Fund	29,929
Perkins Small Cap Value Fund	705
Perkins Value Plus Income Fund	894

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2013, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Perkins Mid Cap Value Fund	$168

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended June 30, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Large Cap Value Fund	$231
Perkins Mid Cap Value Fund	14,348
Perkins Small Cap Value Fund	318

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

114 | JUNE 30, 2013

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the year ended June 30, 2013, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/12	Purchases	Purchases	Redemptions	Redemptions	at 6/30/13

Perkins Large Cap Value Fund - Class C Shares	$140,288	$–	–	$(140,288)	9/20/12	$–
Perkins Large Cap Value Fund - Class N Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Large Cap Value Fund - Class S Shares	460,826	–	–	(208,252)	9/20/12	252,574
Perkins Mid Cap Value Fund - Class N Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Select Value Fund - Class A Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Select Value Fund - Class C Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Select Value Fund - Class D Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Select Value Fund - Class I Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Select Value Fund - Class S Shares	10,000	–	–	–	–	10,000
Perkins Select Value Fund - Class T Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Small Cap Value Fund - Class N Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Value Plus Income Fund - Class A Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class C Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class D Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class I Shares	3,333,334	–	–	–	–	3,333,334
Perkins Value Plus Income Fund - Class S Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class T Shares	3,333,334	–	–	–	–	3,333,334

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Perkins Large Cap Value Fund	$1,396,394	$8,899,281	$–	$–	$–	$(2,136)	$24,319,008
Perkins Mid Cap Value Fund	141,173,475	735,837,219	–	–	–	(189,715)	1,909,253,488
Perkins Select Value Fund	861,294	1,614,074	–	–	–	(967)	7,602,219
Perkins Small Cap Value Fund	20,496,345	25,863,384	(5,962,986)	–	–	(40,306)	410,916,860
Perkins Value Plus Income Fund	660,502	1,295,549	–	–	–	4,565	3,756,648

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Janus Value Funds | 115

Notes to Financial Statements (continued)

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2013

		Accumulated
Fund	June 30, 2016	Capital Losses

Perkins Small Cap Value Fund(1)	$(5,962,986)	$(5,962,986)

(1)	Capital loss carryover subject to annual limitations.

During the year ended June 30, 2013, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Perkins Small Cap Value Fund	$1,987,662

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Large Cap Value Fund	$109,230,214	$25,780,903	$(1,461,895)
Perkins Mid Cap Value Fund	9,816,516,326	1,983,292,196	(74,038,708)
Perkins Select Value Fund	64,206,249	8,601,227	(999,008)
Perkins Small Cap Value Fund	2,087,971,102	424,935,250	(14,018,390)
Perkins Value Plus Income Fund	52,917,028	4,454,270	(697,622)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the year ended June 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Large Cap Value Fund	$2,341,525	$2,840,572	$–	$–
Perkins Mid Cap Value Fund	84,817,950	429,296,214	–	–
Perkins Select Value Fund	5,155,941	–	–	–
Perkins Small Cap Value Fund	35,780,137	107,817,090	–	–
Perkins Value Plus Income Fund	1,874,229	598,590	–	–

For the year ended June 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Large Cap Value Fund	$3,790,921	$4,577,106	$–	$–
Perkins Mid Cap Value Fund	186,409,820	883,352,613	–	–
Perkins Small Cap Value Fund	116,402,065	236,744,026	–	–
Perkins Value Plus Income Fund	2,533,669	139,429	–	–

116 | JUNE 30, 2013

6.	Capital Share Transactions

	Perkins Large Cap		Perkins Mid Cap		Perkins Select		Perkins Small Cap		Perkins Value Plus
For the years or periods ended June 30	Value Fund		Value Fund		Value Fund		Value Fund		Income Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)	2013	2012(2)	2013	2012(1)	2013	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	26	108	10,214	13,285	5	9	1,297	2,297	67	66
Reinvested dividends and distributions	5	10	1,549	3,931	1	–	233	686	22	30
Shares repurchased	(36)	(55)	(29,651)	(19,338)	(5)	(1)	(3,344)	(5,242)	(24)	(66)
Net Increase/(Decrease) in Fund Shares	(5)	63	(17,888)	(2,122)	1	8	(1,814)	(2,259)	65	30
Shares Outstanding, Beginning of Period	222	159	55,307	57,429	8	–	6,711	8,970	466	436
Shares Outstanding, End of Period	217	222	37,419	55,307	9	8	4,897	6,711	531	466
Transactions in Fund Shares – Class C Shares:
Shares sold	84	90	1,165	1,967	6	7	50	99	29	67
Reinvested dividends and distributions	3	6	259	555	1	–	29	112	18	24
Shares repurchased	(90)	(98)	(3,597)	(2,667)	(3)	–	(372)	(367)	(20)	(19)
Net Increase/(Decrease) in Fund Shares	(3)	(2)	(2,173)	(145)	4	7	(293)	(156)	27	72
Shares Outstanding, Beginning of Period	198	200	10,169	10,314	7	–	1,042	1,198	442	370
Shares Outstanding, End of Period	195	198	7,996	10,169	11	7	749	1,042	469	442
Transactions in Fund Shares – Class D Shares:
Shares sold	1,088	783	1,275	1,655	280	337	159	198	631	958
Reinvested dividends and distributions	53	80	1,587	3,358	26	–	177	440	90	87
Shares repurchased	(428)	(579)	(5,750)	(5,456)	(95)	(60)	(611)	(656)	(401)	(374)
Net Increase/(Decrease) in Fund Shares	713	284	(2,888)	(443)	211	277	(275)	(18)	320	671
Shares Outstanding, Beginning of Period	1,344	1,060	39,061	39,504	277	–	3,444	3,462	1,803	1,132
Shares Outstanding, End of Period	2,057	1,344	36,173	39,061	488	277	3,169	3,444	2,123	1,803
Transactions in Fund Shares – Class I Shares:
Shares sold	45	1,428	35,686	52,978	778	5,656	9,827	18,637	34	189
Reinvested dividends and distributions	96	538	5,355	11,353	444	–	2,435	5,615	42	50
Shares repurchased	(1,085)	(6,328)	(77,666)	(44,213)	(1,179)	(221)	(34,156)	(20,356)	(78)	(95)
Net Increase/(Decrease) in Fund Shares	(944)	(4,362)	(36,625)	20,118	43	5,435	(21,894)	3,896	(2)	144
Shares Outstanding, Beginning of Period	3,565	7,927	162,897	142,779	5,435	–	56,566	52,670	849	705
Shares Outstanding, End of Period	2,621	3,565	126,272	162,897	5,478	5,435	34,672	56,566	847	849
Transactions in Fund Shares – Class L Shares:
Shares sold	N/A	N/A	45	235	N/A	N/A	1,380	848	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	54	206	N/A	N/A	572	1,591	N/A	N/A
Shares repurchased	N/A	N/A	(700)	(1,496)	N/A	N/A	(5,466)	(2,221)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(601)	(1,055)	N/A	N/A	(3,514)	218	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	1,604	2,659	N/A	N/A	13,065	12,847	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	1,003	1,604	N/A	N/A	9,551	13,065	N/A	N/A
Transactions in Fund Shares – Class N Shares:
Shares sold	925	5,003	11,077	1,025	N/A	N/A	11,795	586	N/A	N/A
Reinvested dividends and distributions	200	–	236	–	N/A	N/A	171	–	N/A	N/A
Shares repurchased	(2,945)	(31)	(3,087)	(3)	N/A	N/A	(1,932)	(4)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(1,820)	4,972	8,226	1,022	N/A	N/A	10,034	582	N/A	N/A
Shares Outstanding, Beginning of Period	4,972	–	1,022	–	N/A	N/A	582	–	N/A	N/A
Shares Outstanding, End of Period	3,152	4,972	9,248	1,022	N/A	N/A	10,616	582	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	2,201	2,625	N/A	N/A	325	425	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	270	522	N/A	N/A	63	171	N/A	N/A
Shares repurchased	N/A	N/A	(3,340)	(2,657)	N/A	N/A	(623)	(608)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(869)	490	N/A	N/A	(235)	(12)	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	7,722	7,232	N/A	N/A	1,538	1,550	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	6,853	7,722	N/A	N/A	1,303	1,538	N/A	N/A

Janus Value Funds | 117

Notes to Financial Statements (continued)

	Perkins Large Cap		Perkins Mid Cap		Perkins Select		Perkins Small Cap		Perkins Value Plus
For the years or periods ended June 30	Value Fund		Value Fund		Value Fund		Value Fund		Income Fund
(all numbers in thousands)	2013	2012(1)	2013	2012(1)	2013	2012(2)	2013	2012(1)	2013	2012

Transactions in Fund Shares – Class S Shares:
Shares sold	–	–	8,631	12,570	–	1	761	1,117	–	–
Reinvested dividends and distributions	1	4	1,459	3,106	–	–	208	539	17	22
Shares repurchased	(21)	(1)	(18,446)	(12,971)	–	–	(2,010)	(1,467)	–	–
Net Increase/(Decrease) in Fund Shares	(20)	3	(8,356)	2,705	–	1	(1,041)	189	17	22
Shares Outstanding, Beginning of Period	51	48	38,011	35,306	1	–	4,478	4,289	364	342
Shares Outstanding, End of Period	31	51	29,655	38,011	1	1	3,437	4,478	381	364
Transactions in Fund Shares – Class T Shares:
Shares sold	78	66	32,336	45,005	29	98	4,082	4,927	79	76
Reinvested dividends and distributions	6	11	11,421	26,055	8	–	2,170	5,817	23	28
Shares repurchased	(56)	(65)	(107,157)	(104,088)	(19)	(1)	(14,281)	(17,387)	(58)	(102)
Net Increase/(Decrease) in Fund Shares	28	12	(63,400)	(33,028)	18	97	(8,029)	(6,643)	44	2
Shares Outstanding, Beginning of Period	169	157	295,959	328,987	97	–	43,798	50,441	453	451
Shares Outstanding, End of Period	197	169	232,559	295,959	115	97	35,769	43,798	497	453

(1)	Period from May 31, 2012 (inception date) through June 30, 2012 for Class N Shares.
(2)	Period from December 15, 2011 (inception date) through June 30, 2012.

118 | JUNE 30, 2013

7.	Purchases and Sales of Investment Securities

For the year ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Large Cap Value Fund	$57,162,982	$87,175,220	$–	$–
Perkins Mid Cap Value Fund	6,657,336,847	9,203,560,073	–	–
Perkins Select Value Fund	47,233,767	34,137,998	–	–
Perkins Small Cap Value Fund	1,358,923,967	1,821,008,920	–	–
Perkins Value Plus Income Fund	39,499,853	38,553,624	14,919,789	11,222,936

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Value Funds | 119

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund (five of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2013 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 19, 2013

120 | JUNE 30, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

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Additional Information (unaudited) (continued)

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

122 | JUNE 30, 2013

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

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Additional Information (unaudited) (continued)

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

124 | JUNE 30, 2013

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and managers’ best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased

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Useful Information About Your Fund Report (unaudited) (continued)

but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t

126 | JUNE 30, 2013

confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended June 30, 2013:

Capital Gain Distributions

Fund

Perkins Large Cap Value Fund	$2,840,572
Perkins Mid Cap Value Fund	429,296,214
Perkins Small Cap Value Fund	107,817,090
Perkins Value Plus Income Fund	598,590

Dividends Received Deduction Percentage

Fund

Perkins Large Cap Value Fund	100%
Perkins Mid Cap Value Fund	100%
Perkins Select Value Fund	100%
Perkins Small Cap Value Fund	100%
Perkins Value Plus Income Fund	52%

Qualified Dividend Income

Fund

Perkins Large Cap Value Fund	100%
Perkins Mid Cap Value Fund	100%
Perkins Select Value Fund	100%
Perkins Small Cap Value Fund	100%
Perkins Value Plus Income Fund	58%

128 | JUNE 30, 2013

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56	Director of MotiveQuest LLC (strategic social market research company) (since 2003); and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

130 | JUNE 30, 2013

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital
(Chicago, IL), Rehabilitation Institute of Chicago, Wal-Mart, and Wrapports, LLC (digital communications company).

Janus Value Funds | 131

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Perkins Value Plus Income Fund	7/10-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Perkins Value Plus Income Fund	7/10-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

132 | JUNE 30, 2013

Notes

Janus Value Funds | 133

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42688	125-02-93007 08-13

Item 2 - Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 - Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman) and William D. Stewart who are each “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 - Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee(or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
June 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2013	$846,931	$5,500	$218,880	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2012	$878,374	$0	$235,048	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
June 30	Service Providers	Service Providers	Providers
2013	$23,210	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2012	$75,844	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
June 30	(A)	(B)	(C)	and (C)1
2013	$0	$0	$0	$0
2012	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 -	Audit Committee of Listed Registrants Not applicable.

Item 6 -	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable to this Registrant.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies Not applicable to this Registrant.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant.

Item 10 -	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 -	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)
Date: August 29, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)
Date: August 29, 2013

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Investment Fund
(Principal Accounting Officer and Principal Financial Officer)
Date: August 29, 2013